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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08918

HC Capital Trust

(Exact name of Registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant's telephone number, including area code:	800-242-9596

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2023

Item 1. Reports to Stockholders.

Annual Report

The Value Equity Portfolio
The Growth Equity Portfolio
The Institutional U.S. Equity Portfolio
The Small Capitalization-Mid Capitalization Equity Portfolio
The ESG Growth Portfolio
The Catholic SRI Growth Portfolio
The International Equity Portfolio
The Institutional International Equity Portfolio
The Emerging Markets Portfolio
The Core Fixed Income Portfolio
The Corporate Opportunities Portfolio
The U.S. Government Fixed Income Securities Portfolio
The U.S. Corporate Fixed Income Securities Portfolio
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
The Short-Term Municipal Bond Portfolio
The Intermediate Term Municipal Bond Portfolio

June 30, 2023

HC CAPITAL TRUST	Annual Report

June 30, 2023

Table of Contents

Management Discussion of Portfolio Performance	1
Shareholder Letter	35
Portfolios of Investments	36
Statements of Assets and Liabilities	263
Statements of Operations	268
Statements of Changes in Net Assets	273
Financial Highlights	279
Notes to Financial Statements	286
Report of Independent Registered Public Accounting Firm	318
Additional Information	320
Trustees and Officers	332

Fiscal Year 2023 Summary

General Market

(Unaudited — June 30, 2023)

The Portfolios of the HC Capital Trust provide clients with diversified exposure to multiple asset classes (for both taxable and institutional investors). The Portfolios diversify, where appropriate, across multiple independent investment advisory organizations (“Specialist Managers”) and strategies. The Portfolios enable the construction of custom asset allocation portfolios that best meet clients’ overall investment policies and objectives. Depending upon the objective, each Portfolio will generally seek to deliver performance that exceeds, or is in-line with, the benchmark for the Portfolio as well as a peer universe of mutual funds with similar investment strategies.

The Fiscal Year had more than its share of headlines: four U.S. banks fell, alongside one in Europe; there was much angst about debt ceiling drama; anxiety spiked around geopolitical uncertainty; and central banks have signaled there’s more work to do to win the fight against inflation. Yet despite all this turmoil, the MSCI World Index Rose by 19.13%. The economy, propelled by strong job growth, better-than-expected corporate earnings and steady consumer spending, was impressively resilient.

The Fed and other Central Banks continued to raise interest rates throughout the year to combat inflation. In May, the Fed increased the Fed Funds target range to 5.00% - 5.25%, the highest in 17 years. It appears as though the Fed’s rate hikes are starting to have their desired effect. According to the Bureau of Labor Statistics, the Consumer Price Index rose in June by its lowest annual rate in more than two years, increasing 3%, from a year ago. Stripping out volatile food and energy prices, the core CPI rose 4.8% from a year ago, its lowest level since October 2021.

Equity markets rose on the prospect that the Fed might be able to engineer a soft landing. The S&P 500 increased by 19.59% for the Fiscal Year, compared to -10.62% last year. This is higher than the long-term average of 8.36%. Growth outperformed Value stocks as enthusiasm about the prospects for AI drove mega growth stocks higher. The Russell 1000® Growth Index rose by 27.11% compared to the Russell 1000® Value Index which rose 11.54% during the Fiscal Year. The MSCI EAFE Index and the MSCI Emerging Markets Index rose by 19.41% and 2.22% in U.S. Dollar terms, respectively, for the Fiscal Year. The fixed income markets were similarly impacted, as the Fed’s tightening triggered a major adjustment in yields. The U.S. 10-year Treasury yield rose from 3.01% to 3.86% over the year. The Bloomberg U.S. Aggregate Bond Index declined by -0.94% during the year.

Each of the Portfolios provided results consistent with their stated objectives over the fiscal year ended June 30, 2023. The performance of each Portfolio is listed in the table below and detailed summaries of the objectives, managers, and results are contained in the subsequent sections.

HC Capital Trust Portfolios	Fiscal Year 2023 Return
The Value Equity Portfolio	18.91%
Russell 1000® Value Index[1].	11.54%
MSCI USA Index[2]	19.57%
The Growth Equity Portfolio	21.14%
Russell 1000® Growth Index[1]	27.11%
MSCI USA Index[2]	19.57%
The Institutional U.S. Equity Portfolio	17.61%
MSCI USA Index[2] .	19.57%
The Small Capitalization-Mid Capitalization Equity Portfolio	14.03%
Russell 2000® Index[1] .	12.31%
The ESG Growth Portfolio	15.91%
MSCI World Index[3]	19.13%
The Catholic SRI Growth Portfolio .	20.07%
MSCI World Index[3]	19.13%
The International Equity Portfolio	19.01%
MSCI EAFE Index[4]	19.41%
The Institutional International Equity Portfolio .	17.76%
MSCI EAFE Index[4]	19.41%
The Emerging Markets Portfolio	1.63%
MSCI EM Index[5]	2.22%
The Core Fixed Income Portfolio .	-0.51%
Bloomberg U.S. Aggregate Bond Index[6]	-0.94%
The Corporate Opportunities Portfolio	7.16%
Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index[7]	8.86%
The U.S. Government Fixed Income Securities Portfolio	-0.76%
Bloomberg U.S. Government Bond Index[8]	-2.08%
The U.S. Corporate Fixed Income Securities Portfolio	2.19%
Bloomberg U.S. Corporate Bond Index[9]	1.55%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	-1.18%
Bloomberg U.S. Securitized Index[10]	-1.50%
The Short-Term Municipal Bond Portfolio	1.19%
ICE BofA Merrill Lynch 1-3 Year Municipal Index[11]	1.08%
Bloomberg 1-3 Year Municipal Bond Index	1.06%
The Intermediate Term Municipal Bond Portfolio	2.20%
Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged[12]	2.38%

In reviewing the table above and the remainder of this report, note that past performance does not guarantee future results. The remainder of this report contains more specific details about the performance, strategy and managers in each of the Portfolios.

[1]

Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the U.S. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking U.S. common stocks from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to- book ratios and lower forecasted growth values.

[2]

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 627 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S.

[3]

The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. As of June 30, 2023, the MSCI World Index consisted of the following 23 development markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[4]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding Canada and the United States. As of June 30, 2023, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[5]

The MSCI Emerging Markets Index (“MSCI EM Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2023, the MSCI EM Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

[6]	The Bloomberg U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

[7]	The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.

[8]

The Bloomberg U.S. Government Bond Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government agency debt securities. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries, and U.S. agency debentures.

[9]

The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD- denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers.

[10]

The Bloomberg U.S. Securitized Index tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[11]

The ICE Bank of America (“BofA”) Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment-grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.

[12]	The Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged is an index composed of bonds with maturities ranging between 2 and 12 years.

[13]

The Bloomberg 5-Year General Obligations Municipal Index is an unmanaged index generally representative of investment grade fixed-rate debt obligations issued by state and local government entities, with maturities of no more than six years.

[14]

The Bloomberg Managed Money Short/Intermediate Index is a rules-based and market-value weighted index that measures the performance of the publicly traded municipal bonds that cover the USD-denominated short/intermediate term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The Value Equity Portfolio

(Unaudited)

The Value Equity Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC (“Parametric”) returned 18.91% for the fiscal year compared to 11.54% for the Russell 1000® Value Index1 and 12.75% for the average manager in the Lipper2 universe of Large Cap Value Funds.3

The Portfolio outperformed its benchmark over the period. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint relative to the broad US market (i.e., both value and growth stocks). This contributed to the outperformance during the period.

The Portfolio is able to diversify across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent an after-tax manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Echo Street Capital Management LLC, Frontier Capital Management Company, LLC and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio for the 10- year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.22%
HC Advisors Shares 0.47%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The Growth Equity Portfolio

(Unaudited)

The Growth Equity Portfolio (the “Portfolio”) managed by Jennison Associates, LLC (“Jennison”) and Parametric Portfolio Associates, LLC (“Parametric”) returned 21.14% for the fiscal year compared to 27.11% for the Russell 1000® Growth Index1 and 25.09% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Portfolio underperformed its benchmark over the period. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint relative to the broad US market (i.e., both value and growth stocks). The tax management stock implementation drove the underperformance during the period.

Jennison outperformed the benchmark as its portfolio focuses on the highest growth segment of the market, which performed well over the period.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Echo Street Capital Management LLC and Mellon Investments Corporation were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.27%
HC Advisors Shares 0.52%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The Institutional U.S. Equity Portfolio

(Unaudited)

The Institutional U.S. Equity Portfolio (the “Portfolio”) managed by Echo Street Capital Management LLC (“Echo Street”), Jennison Associates, LLC (“Jennison”), Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC and Wellington Management Company, LLP (“Wellington”) returned 17.61% for the fiscal year compared to 19.57% for the MSCI USA Index1 and 15.93% for the average manager in the Lipper2 universe of Multi-Cap Core Funds.3

The Portfolio underperformed the benchmark primarily due to the performance of Echo Street, Mellon, and Wellington. Echo Street lagged primarily due to security selection, while Mellon underperformed due to its bias towards low-volatility stocks. Wellington implements a public real estate strategy which, while in line with the real estate market, underperformed broad equity markets as severe rate rises caused REITs to lag.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the U.S. market. With 627 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U.S. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Frontier Capital Management Company, LLC and Pacific Investment Management Company, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional U.S. Equity Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI USA Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional U.S. Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.31%
HC Advisors Shares 0.56%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The Small Capitalization-Mid Capitalization Equity Portfolio

(Unaudited)

The Small Capitalization-Mid Capitalization Equity Portfolio (the “Portfolio”) managed by Frontier Capital Management Company, LLC (“Frontier”) and Parametric Portfolio Associates, LLC (“Parametric”) returned 14.03% for the fiscal year compared to 12.31% for the Russell 2000® Index1 and 12.28% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

The Portfolio outperformed its benchmark over the period. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization contributed to before- tax outperformance during the period.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

1

The Russell 2000® Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks become the Russell 2000® Index. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Mellon Investments Corporation was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization–Mid Capitalization Equity Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization-Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.35%
HC Advisors Shares 0.60%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The ESG Growth Portfolio

(Unaudited)

The ESG Growth Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC and RBC Global Asset Management (U.K.) Limited (“RBC GAM”) returned 15.91% for the fiscal year compared to 19.13% for the MSCI World Index.1, 2

The Portfolio’s underperformance can be attributed to the RBC GAM strategy. Its strategy was modestly overweight to financials and health care, which contributed to its underperformance over the period. Negative returns from within these sectors due to security selection performed in line with the strategy’s stated process. RBC GAM considers each potential investment on the strengths of its business model, opportunity to take market share, end market growth, and management & ESG practices. The Global screening strategy, which was run by Mellon, modestly underperformed.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

The Portfolio requires that the underlying managers integrate ESG criteria in their investment selection. Mellon uses third party ESG data to better understand the environmental, social and governance risks and opportunities when making investment decisions.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The ESG Growth Portfolio from 7/14/15 to 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The ESG Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.39%
HC Advisors Shares 0.64%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The Catholic SRI Growth Portfolio

(Unaudited)

The Catholic SRI Growth Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”) returned 20.07% for the fiscal year compared to 19.13% for the MSCI World Index.1, 2

The Portfolio’s outperformance can be attributed primarily to the screening that is required to adhere to Catholic values, which is managed by Mellon.

The Portfolio is diversified across securities to ensure proper portfolio diversification, with the goal of providing competitive long-term returns in as consistent a manner as possible. As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to participate in this cyclicality of styles by maintaining market exposure comparable to MSCI World Index.

The Portfolio requires that the underlying managers integrate Catholic values in their investment selections, which includes negative screens. Mellon uses third party data to implement the negative screens in the Portfolio.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Catholic SRI Growth Portfolio from 1/12/16 to 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Catholic SRI Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.56%
HC Advisors Shares 0.81%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The International Equity Portfolio
The Institutional International Equity Portfolio

(Unaudited)

The International Equity Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC (“Parametric”) returned

19.01% for the fiscal year compared to 19.41% for the MSCI EAFE Index1 and 16.51% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Portfolio underperformed the benchmark and outperformed the peer group. The tax-managed strategy run by Parametric focuses on minimizing taxable gains subject to a tracking error constraint. The tracking error generated by tax minimization detracted from before-tax performance during the period.

The Institutional International Equity Portfolio (the “Institutional Portfolio”) managed by City of London Investment Management Company, Limited (“City of London”), Mellon Investments Corporation (“Mellon”) and Parametric returned 17.76% for the fiscal year compared to 19.41% for the MSCI EAFE Index1 and 16.51% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Institutional Portfolio underperformed its benchmark and outperformed its peer group. The majority of the assets are managed by Mellon and Parametric with a mandate to provide passive exposure to the benchmark index (MSCI EAFE Index). Parametric replicates the benchmark index using futures. This allows the Portfolio to have cash on hand to meet redemptions and invest opportunistically. City of London underperformed due to an unfavorable environment for its closed-end fund strategy that seeks portfolio appreciation derived from a top-down macro process, bottom-up stock picking, and a narrowing of the closed-end fund discount to net asset value.

The Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to attribute some of its performance to this cyclicality of styles.

[1]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is a market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Limited and Mellon Investments Corporation were under contract to manage the International Equity Portfolio but did not have assets allocated to them. Pacific Investment Management Company, LLC was also under contract to manage the Institutional Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.26%
HC Advisors Shares 0.51%1

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional International Equity Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.44%
HC Advisors Shares 0.69%1

The Emerging Markets Portfolio

(Unaudited)

The Emerging Markets Portfolio (the “Portfolio”) managed by Mellon Investments Corporation (“Mellon”), Parametric Portfolio Associates, LLC (“Parametric”), RBC Global Asset Management (U.K.) Limited (“RBC GAM”) and XY Investments (HK) Limited (“XY Investments”) returned 1.63% for the fiscal year compared to 2.22% for the MSCI EM Index1 and 5.69% for the average manager in the Lipper2 universe of Emerging Markets Funds.3

For the fiscal year 2023, the Portfolio underperformed both the benchmark and the average manager in the industry universe. The underperformance was primarily due to the quantitative strategy run by XY Investments utilizing equity-based total return swaps. During the fiscal year, XY Investment’s style benchmark (MSCI China A Onshore Net Return Index USD) returned -19.71% compared to 2.22% for the MSCI EM Index.

The Portfolio provides broad access to international emerging markets equity. The Portfolio is managed with multiple managers to provide diversification of manager style as well as diversification of firm specific risks. Mellon’s strategy provides passive exposure to the MSCI EM Index. The Portfolio diversifies amongst a large number of names and across geographies and sectors. Parametric replicates benchmark index (MSCI Emerging Markets Index) using futures. This allows the Portfolio to have cash on hand to meet redemptions and invest opportunistically.

[1]

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2023, the MSCI EM Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, City of London Investment Management Company, Limited was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Emerging Markets Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EM Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Emerging Markets Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.47%
HC Advisors Shares 0.72%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The Core Fixed Income Portfolio

(Unaudited)

The Core Fixed Income Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC (“Agincourt”) and Mellon Investments Corporation returned -0.51% for the fiscal year compared to -0.94% for the Bloomberg U.S. Aggregate Bond Index1 (“BarCap”) and -0.73% for the average fixed income manager in the Lipper2 universe of Core Bond Funds.3

The Portfolio outperformed the benchmark due to a shorter duration positioning relative to the Benchmark. As yields moved up, our shorter duration securities outperformed those with more duration. The Portfolio outperformed due to an allocation to a short duration strategy managed by Parametric. The U.S. bond market declined over the prior year as intermediate government rates rose from 2.88% to 4.15% (U.S. Government 5-year Note).

The Portfolio is allocated across the three major sectors of the BarCap Index: governments, credit, and asset-backed securities. The government and asset backed sectors are passively managed to provide performance in-line with their respective benchmarks. Actual results for the government and asset-backed portfolios may vary marginally from the underlying benchmarks because of cash flows and because for practical purposes, the portfolios hold a representative group of the securities in the benchmarks and do not seek to fully replicate all of the individual holdings. The credit portfolio has a bit more flexibility to vary from the index by avoiding credits that the manager feels have adverse price risk. The allocations across the three sectors will vary over time based upon the relative attractiveness of the sectors. In general, the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality comparable to the benchmark.

[1]

The Bloomberg U.S. Aggregate Bond Index includes more than 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Core Fixed Income Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Core Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.35%
HC Advisors Shares 0.60%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The Corporate Opportunities Portfolio

(Unaudited)

The Corporate Opportunities Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC (“Parametric”) returned 7.16% for the fiscal year compared to 8.86% for the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index1 and 8.01% for the average manager in the Lipper2 universe of High Yield Funds.3

The Portfolio under-performed the benchmark and its peer group due to the Parametric futures strategy which seeks to replicate the risk profile of the benchmark. Parametric manages a portfolio of futures contracts that reflects the underlying risks of the asset class. In the fiscal year, high yield bonds dramatically outperformed the instruments chosen to replicate the risk exposure of the benchmark. The Adviser also directed the investment of a portion of the Portfolio’s assets in a portfolio of closed end funds managed by City of London. The City of London strategy underperformed the Portfolio’s benchmark due to a widening of the discounts among closed end funds.

The Portfolio is designed to provide investors with higher returns over time than traditional fixed income investments primarily through investment in a diversified portfolio of non-investment grade fixed income instruments. The Portfolio may also opportunistically invest in international bonds, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans.

The Portfolio has flexibility to vary from the index by avoiding credits that the managers feel have adverse price risk.

[1]

The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index is a market capitalization-weighted index that measures fixed rate non- investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Limited, Fort Washington Investment Advisors, Inc., Mellon Investments Corporation, Pacific Investment Management Company, LLC and Western Asset Management Company, Ltd. were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Corporate Opportunities Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Corporate Opportunities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.32%
HC Advisors Shares 0.57%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The U.S. Government Fixed Income Securities Portfolio

(Unaudited)

The U.S. Government Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation and Parametric Portfolio Associates, LLC returned -0.76% for the fiscal year compared to -2.08% for the Bloomberg U.S. Government Bond Index1 and -3.41% for the average fixed income manager in the Lipper2 universe of General U.S. Government Funds.

The Portfolio outperformed the benchmark due to a shorter duration positioning relative to the Benchmark. As yields moved up, our shorter duration securities outperformed those with more duration. The Portfolio is structured to perform similarly to the benchmark. As such it uses a sampling methodology to select a subset of the index universe that maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in-line with the benchmark. Since the Portfolio owns a subset of securities of the Index, there will necessarily be some tracking error.

The U.S. Government bond market posted weak performance for the fiscal year as the rates normalized higher as the Federal Reserve continued to raise the Fed Funds rate, pushing up long rates and concurrently pushing down prices (which move inversely to rates). The rise in global bond yields over the past year is consistent with stronger than expected inflation data and stronger growth.

[1]

The Bloomberg U.S. Government Bond Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government Agency debt securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Government Fixed Income Securities Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. Government Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Government Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.22%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The U.S. Corporate Fixed Income Securities Portfolio

(Unaudited)

The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC (“Agincourt”) and Parametric Portfolio Associates, LLC returned 2.19% for the fiscal year compared to 1.55% for the Bloomberg U.S. Corporate Bond Index1 and 0.95% for the average fixed income manager in the Lipper2 universe of Corporate Debt Funds BBB-Rated Funds.3 Agincourt modestly underperformed the benchmark by 11 basis points while maintaining duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. The Adviser also directed the investment of a portion of the into a shorter duration strategy managed by Parametric which was beneficial as rates rose and contributed to the outperformance.

[1]

The Bloomberg U.S. Corporate Bond Index covers USD denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Mellon Investments Corporation, Pacific Investment Management Company, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Corporate Fixed Income Securities Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. Corporate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Corporate Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.23%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

(Unaudited)

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”) managed by Mellon Investments Corporation returned -1.18% for the fiscal year compared to -1.50% for the Bloomberg U.S. Securitized Index1 and -1.59% for the average fixed income manager in the Lipper2 universe of U.S. Mortgage Funds.3

The bond market posted negative performance for the fiscal year as rates rose from extremely low levels during the fiscal year. The rise in global bond yields over the past year is consistent with stronger inflation trends and stronger growth.

The Portfolio is structured to simulate the performance of the benchmark. As such the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. The Mellon securitized strategy performed in-line with the benchmark. The Portfolio’s outperformance was due to the Advisor’s decision to allocate a portion of the Portfolio’s assets to cash to shorten the Portfolio’s duration.

[1]

The Bloomberg U.S. Securitized Index is an index that tracks the performance of mortgage-backed pass through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg U.S. Securitized Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.26%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The Short-Term Municipal Bond Portfolio

(Unaudited)

The Short-Term Municipal Bond Portfolio (the “Portfolio”) managed by Breckinridge Capital Advisors, Inc. returned 1.19% for the fiscal year compared to 1.08% for the ICE BofA Merrill Lynch 1-3 Year Municipal Index1 and 1.68% for the average manager in the Lipper2 universe of Short Municipal Debt Funds.

The Portfolio outperformed its benchmark due to an intentional overweight to higher quality bonds than the benchmark.

[1]

The ICE BofA Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Short-Term Municipal Bond Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the ICE BofA Merrill Lynch 1-3 Year Municipal Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Short-Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.28%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond Portfolio

(Unaudited)

The Intermediate Term Municipal Bond Portfolio managed by Insight North America LLC (“Insight”) returned 2.20% for the fiscal year compared to 2.38% for the Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged1 and 2.62% for the average manager in the Lipper2 universe of Intermediate Municipal Debt Funds.3

The Insight strategy performed similarly to the benchmark during the twelve-month reporting period. An overweight to revenue bonds compared to general obligation bonds, and an underweight to higher rated issues were detractors contributing to the underperformance during the fiscal year.

[1]

The Bloomberg 3-10 Year Blend (2-12) Total Return Index is an index composed of bonds with maturities ranging between 2 and 12 years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Breckinridge Capital Advisors, Inc., City of London Investment Management Company, Limited and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio for the 10-year period ended 6/30/23 and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio
HC Strategic Shares 0.31%
HC Advisors Shares 0.56%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2023, expense ratios can be found in the financial highlights.

Conclusion

The performance of the Portfolios for the fiscal year was consistent with our expectations. We are fully weighted to equities because, despite all the challenges companies have faced, earnings have been surprisingly resilient. Several factors contribute to this positive outlook: inflation has reached a two-year low, the economy and job market continue to show impressive strength, the Federal Reserve has temporarily halted its aggressive rate hike policy, the debt ceiling extension has been resolved and there have been no significant negative impacts from the regional bank failures earlier this year. Higher yields resulting from the Fed’s rate hikes also mean fixed-income investments are potentially more attractive than they’ve been in years, even if the Fed’s not yet done with its inflation fight.

However, It is too early to think the economy is in the clear from recession risks, and we are prepared for a possible further slowdown in the economy as we move into the second half of 2023. The crucial factor for the markets will be how severe this slowdown turns out to be should it materialize. Currently, stocks are not reflecting the likelihood of a significant economic downturn at current valuation levels.

We continue to seek to broaden the opportunity set of investment portfolios available to our clients for fulfilling their asset allocation and investment policy objectives. We also continue to maintain a comprehensive dual-track, investment management and compliance review and due diligence processes to identify, select, implement, monitor and manage the investment managers and investment strategies we employ within each Portfolio.

Finally, we are constantly seeking ways to improve our management of each Portfolio. We continue to explore new strategies that exploit more differentiated opportunities among factor-based investment styles. As ever, we appreciate your continued trust and confidence.

HC Capital Solutions

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks — 99.72%
	Aerospace & Defense — 1.60%
3,065	HEICO Corp.	$542
1,057	L3Harris Technologies, Inc.	207
5,411	Lockheed Martin Corp.	2,491
747	Northrop Grumman Corp.	340
18,437	Raytheon Technologies Corp.	1,806
6,782	Spirit AeroSystems Holdings, Inc., Class - A	198
5,412	The Boeing Co.(a)	1,143
4,420	TransDigm Group, Inc.	3,953
		10,680
	Air Freight & Logistics — 0.66%
305	Expeditors International of Washington, Inc.	37
4,786	FedEx Corp.	1,186
1,886	GXO Logistics, Inc.(a)	118
16,845	United Parcel Service, Inc., Class - B	3,020
		4,361
	Automobile Components — 1.85%
7,064	General Motors Co.	272
585	Gentex Corp.	17
12,500	Lear Corp.	1,794
37,134	Tesla, Inc.(a)	9,722
37,827	The Goodyear Tire & Rubber Co.(a)	517
		12,322
	Banks — 3.41%
225,733	Bank of America Corp.	6,475
16,687	Bank OZK	670
16,009	Citigroup, Inc.	737
1,826	Citizens Financial Group, Inc.	48
5,616	Columbia Banking System, Inc.	114
15,989	Comerica, Inc.	677
656	Commerce Bancshares, Inc.	32
1,552	Cullen/Frost Bankers, Inc.	167
3,013	East West Bancorp, Inc.	159
13,076	Fifth Third Bancorp	343
591	First Citizens BancShares, Inc., Class - A	759
6,815	First Hawaiian, Inc.	123
41,225	Huntington Bancshares, Inc.	444
52,407	JPMorgan Chase & Co.	7,621
3,497	M&T Bank Corp.	433
42,174	Synovus Financial Corp.	1,276
8,270	The PNC Financial Services Group, Inc.	1,042
12,253	Truist Financial Corp.	372
14,195	Wells Fargo & Co.	606
16,779	Western Alliance Bancorp	612
		22,710
	Beverages — 1.84%
4,600	Brown-Forman Corp., Class - B	307
2,846	Constellation Brands, Inc., Class - A	700

Shares	Security Description	Value (000)
	Beverages (continued)
6,891	Keurig Dr Pepper, Inc.	$215
9,060	Monster Beverage Corp.(a)	520
28,839	PepsiCo, Inc.	5,343
85,987	The Coca-Cola Co.	5,178
		12,263
	Biotechnology — 2.30%
34,760	AbbVie, Inc.	4,684
2,223	Alnylam Pharmaceuticals, Inc.(a)	422
14,171	Amgen, Inc.	3,146
3,274	Moderna, Inc.(a)	398
8,247	Seagen, Inc.(a)	1,587
17,938	United Therapeutics Corp.(a)	3,960
3,143	Vertex Pharmaceuticals, Inc.(a)	1,106
		15,303
	Broadline Retail — 3.17%
154,380	Amazon.com, Inc.(a)	20,125
15,760	eBay, Inc.	704
5,126	Ollie’s Bargain Outlet Holdings, Inc.(a)	297
		21,126
	Building Products — 0.69%
10,045	A.O. Smith Corp.	731
21,311	Carrier Global Corp.	1,059
13,273	Johnson Controls International PLC	904
6,549	Masco Corp.	376
7,831	Trane Technologies PLC	1,498
		4,568
	Capital Markets — 2.40%
4,496	Affiliated Managers Group, Inc.	674
2,506	Ameriprise Financial, Inc.	832
2,656	Ares Management Corp., Class - A	256
4,582	BlackRock, Inc.	3,166
1,669	CME Group, Inc.	309
7,651	Coinbase Global, Inc., Class - A^(a)	547
4,721	Evercore, Inc.	583
16,955	Franklin Resources, Inc.	453
2,293	Interactive Brokers Group, Inc.	190
3,061	Intercontinental Exchange, Inc.	346
9,972	Invesco Ltd.	168
17,093	Jefferies Financial Group, Inc.	567
9,493	KKR & Co., Inc.	532
20,369	Morgan Stanley	1,740
686	Morningstar, Inc.	135
1,887	Nasdaq, Inc.	94
269	S&P Global, Inc.	108
7,695	State Street Corp.	563
7,780	T. Rowe Price Group, Inc.	872
25,629	The Charles Schwab Corp.	1,453
7,506	The Goldman Sachs Group, Inc.	2,421
		16,009

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Chemicals — 1.56%
7,464	Air Products & Chemicals, Inc.	$2,235
1,327	Albemarle Corp.	296
4,923	Axalta Coating Systems Ltd.(a)	162
1,640	Celanese Corp.	190
30,439	CF Industries Holdings, Inc.	2,113
9,311	Corteva, Inc.	534
9,217	Dow, Inc.	491
13,063	DuPont de Nemours, Inc.	933
1,288	Linde PLC	491
7,173	LyondellBasell Industries N.V., Class - A	659
24,876	Olin Corp.	1,278
6,716	PPG Industries, Inc.	996
		10,378
	Commercial Services & Supplies — 1.36%
11,948	Clean Harbors, Inc.(a)	1,964
54,698	Copart, Inc.(a)	4,988
1,577	RB Global, Inc.	95
1,270	Republic Services, Inc.	195
2,747	Stericycle, Inc.(a)	128
9,682	Waste Management, Inc.	1,679
		9,049
	Communications Equipment — 0.74%
90,637	Cisco Systems, Inc.	4,690
774	Motorola Solutions, Inc.	227
		4,917
	Construction & Engineering — 0.12%
3,578	AECOM	303
841	Arcosa, Inc.	64
2,295	Quanta Services, Inc.	451
		818
	Construction Materials — 0.18%
1,351	Martin Marietta Materials, Inc.	624
2,578	Vulcan Materials Co.	581
		1,205
	Consumer Finance — 1.23%
20,855	American Express Co.	3,633
20,025	Capital One Financial Corp.	2,190
6,409	Discover Financial Services	749
14,450	OneMain Holdings, Inc.	631
117,583	SoFi Technologies, Inc.(a)	981
		8,184
	Consumer Staples Distribution & Retail — 1.76%
3,254	Casey’s General Stores, Inc.	794
2,275	Costco Wholesale Corp.	1,225
952	Dollar General Corp.	162
4,169	Dollar Tree, Inc.(a)	598

Shares	Security Description	Value (000)
	Consumer Staples Distribution & Retail (continued)
9,412	Sysco Corp.	$698
17,745	Target Corp.	2,341
9,040	The Kroger Co.	425
34,781	Walmart, Inc.	5,466
		11,709
	Containers & Packaging — 0.34%
262	AptarGroup, Inc.	30
27	Avery Dennison Corp.	5
22,939	Ball Corp.	1,335
10,608	International Paper Co.	337
2,050	Packaging Corp. of America	271
2,320	Silgan Holdings, Inc.	109
2,452	Sonoco Products Co.	145
		2,232
	Distributors — 0.10%
3,827	Genuine Parts Co.	648
	Diversified Consumer Services — 0.07%
7,498	H&R Block, Inc.	239
3,097	Service Corp. International	200
		439
	Diversified REITs — 0.04%
1,385	Federal Realty Investment Trust	134
1,573	WP Carey, Inc.	106
		240
	Diversified Telecommunication Services — 0.27%
4,671	GCI Liberty, Inc.(c)	—
48,780	Verizon Communications, Inc.	1,814
	Electric Utilities — 1.51%
1,604	Alliant Energy Corp.	84
30,034	American Electric Power Co., Inc.	2,529
3,035	Constellation Energy Corp.	278
7,685	Duke Energy Corp.	690
1,914	Edison International	133
9,746	Eversource Energy	691
9,106	Exelon Corp.	371
3,311	Hawaiian Electric Industries, Inc.	120
35,480	NextEra Energy, Inc.	2,632
32,159	The Southern Co.	2,259
4,017	Xcel Energy, Inc.	250
		10,037
	Electrical Equipment — 0.77%
3,350	AMETEK, Inc.	542
12,355	Eaton Corp. PLC	2,485
16,658	Emerson Electric Co.	1,506
3,984	Regal Rexnord Corp.	613
		5,146

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electronic Equipment, Instruments & Components — 0.03%
1,050	Keysight Technologies, Inc.(a)	$176
	Energy Equipment & Services — 0.75%
26,930	Halliburton Co.	888
6,095	Helmerich & Payne, Inc.	216
153,313	Patterson-UTI Energy, Inc.	1,835
42,009	Schlumberger N.V.	2,064
		5,003
	Entertainment — 0.94%
2,063	Activision Blizzard, Inc.(a)	174
14,871	Liberty Media Corp. - Liberty Formula One, Class - C(a)	1,119
4,935	Netflix, Inc.(a)	2,174
28,322	The Walt Disney Co.(a)	2,529
22,448	Warner Bros. Discovery, Inc.(a)	281
		6,277
	Financial Services — 3.39%
8,213	Apollo Global Management, Inc.	631
23,433	Berkshire Hathaway, Inc., Class - B(a)	7,991
14,613	Equitable Holdings, Inc.	397
3,316	Fiserv, Inc.(a)	418
4,425	Global Payments, Inc.	436
18,311	Mastercard, Inc., Class - A	7,202
23,246	Visa, Inc., Class - A	5,520
43	WEX, Inc.(a)	8
		22,603
	Food Products — 0.82%
13,782	Archer-Daniels-Midland Co.	1,040
3,437	Campbell Soup Co.	157
16,807	Conagra Brands, Inc.	567
5,689	Flowers Foods, Inc.	142
12,760	General Mills, Inc.	979
2,450	Hormel Foods Corp.	99
10,284	Kellogg Co.	693
9,502	Mondelez International, Inc., Class - A	693
1,277	Post Holdings, Inc.(a)	111
1,964	The Hershey Co.	490
13,887	The Kraft Heinz Co.	493
		5,464
	Gas Utilities — 0.01%
808	Atmos Energy Corp.	94
	Ground Transportation — 1.10%
4,011	CSX Corp.	137
2,655	Knight-Swift Transportation Holdings, Inc.	148
5,345	Norfolk Southern Corp.	1,212
1,462	Old Dominion Freight Line, Inc.	541
1,886	RXO, Inc.(a)	43

Shares	Security Description	Value (000)
	Ground Transportation (continued)
7,527	Ryder System, Inc.	$638
13,196	Uber Technologies, Inc.(a)	570
2,943	U-Haul Holding Co.	149
327	U-Haul Holding Co.	18
18,473	Union Pacific Corp.	3,779
1,886	XPO, Inc.(a)	111
		7,346
	Health Care Equipment & Supplies — 2.35%
48,674	Abbott Laboratories	5,307
5,533	Align Technology, Inc.(a)	1,957
4,797	Becton Dickinson & Co.	1,266
5,314	Dexcom, Inc.(a)	683
9,953	Edwards Lifesciences Corp.(a)	939
1,648	Enovis Corp.(a)	106
2,648	GE HealthCare Technologies, Inc.	215
1,653	IDEXX Laboratories, Inc.(a)	830
2,647	Intuitive Surgical, Inc.(a)	905
28,708	Medtronic PLC	2,529
1,434	Penumbra, Inc.(a)	493
1,498	STERIS PLC	337
352	Teleflex, Inc.	85
		15,652
	Health Care Providers & Services — 2.89%
3,127	AmerisourceBergen Corp.	602
24,101	Centene Corp.(a)	1,626
14,322	CVS Health Corp.	990
4,252	Elevance Health, Inc.	1,889
4,756	HCA Healthcare, Inc.	1,443
2,789	Humana, Inc.	1,247
2,131	Laboratory Corporation of America Holdings	514
4,072	McKesson Corp.	1,740
992	Molina Healthcare, Inc.(a)	299
2,928	Quest Diagnostics, Inc.	412
11,241	The Cigna Group	3,154
11,048	UnitedHealth Group, Inc.	5,310
		19,226
	Health Care REITs — 0.07%
5,701	Welltower, Inc.	461
	Health Care Technology — 0.42%
17,850	Teladoc Health, Inc.(a)	452
11,861	Veeva Systems, Inc., Class - A(a)	2,345
		2,797
	Hotels, Restaurants & Leisure — 2.20%
3,359	Airbnb, Inc., Class - A(a)	430
7,828	Caesars Entertainment, Inc.(a)	399
2,249	Darden Restaurants, Inc.	376
23,594	DraftKings, Inc.(a)	627
148	Hilton Worldwide Holdings, Inc.	22

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hotels, Restaurants & Leisure (continued)
3,826	Hyatt Hotels Corp., Class - A	$438
1,434	Marriott International, Inc., Class - A	263
20,166	McDonald’s Corp.	6,019
51,410	Norwegian Cruise Line Holdings Ltd.(a)	1,119
16,947	Royal Caribbean Cruises Ltd.(a)	1,758
30,827	Starbucks Corp.	3,054
546	Vail Resorts, Inc.	137
		14,642
	Household Durables — 0.52%
3,443	D.R. Horton, Inc.	419
3,121	Garmin Ltd.	325
3,252	Leggett & Platt, Inc.	96
6,964	Lennar Corp., Class - A	873
83	Lennar Corp., Class - B	9
4,132	PulteGroup, Inc.	321
17,676	Toll Brothers, Inc.	1,398
		3,441
	Household Products — 1.62%
2,171	Church & Dwight Co., Inc.	218
16,240	Kimberly-Clark Corp.	2,242
1,218	The Clorox Co.	194
53,465	The Procter & Gamble Co.	8,112
		10,766
	Industrial Conglomerates — 0.63%
7,946	General Electric Co.	873
16,050	Honeywell International, Inc.	3,330
		4,203
	Industrial REITs — 0.61%
35,435	Americold Realty Trust, Inc.	1,145
20,968	Prologis, Inc.	2,571
6,543	Rexford Industrial Realty, Inc.	342
		4,058
	Insurance — 1.88%
23,465	Aflac, Inc.	1,638
560	Aon PLC, Class - A	193
3,589	Arthur J. Gallagher & Co.	788
1,195	Assurant, Inc.	150
1,709	Brown & Brown, Inc.	118
3,252	Cincinnati Financial Corp.	316
52,976	Fidelity National Financial, Inc.	1,907
27,206	Lincoln National Corp.	701
2,577	Marsh & McLennan Cos., Inc.	485
26,353	MetLife, Inc.	1,490
7,077	Old Republic International Corp.	178
6,114	Prudential Financial, Inc.	539
2,797	RenaissanceRe Holdings Ltd.	522
26,534	The Allstate Corp.	2,894

Shares	Security Description	Value (000)
	Insurance (continued)
2,945	The Progressive Corp.	$390
3,246	W.R. Berkley Corp.	193
		12,502
	Interactive Media & Services — 5.20%
125,340	Alphabet, Inc., Class - A(a)	15,003
91,660	Alphabet, Inc., Class - C(a)	11,088
7,722	IAC, Inc.(a)	485
7,149	Match Group, Inc.(a)	299
27,023	Meta Platforms, Inc., Class - A(a)	7,755
		34,630
	IT Services — 1.07%
2,831	Accenture PLC, Class - A	874
3,168	Akamai Technologies, Inc.(a)	285
1,853	Cognizant Technology Solutions Corp., Class - A	121
8,471	EPAM Systems, Inc.(a)	1,903
13,957	GoDaddy, Inc., Class - A(a)	1,049
2,117	International Business Machines Corp.	283
13,322	Okta, Inc.(a)	924
4,262	Snowflake, Inc., Class - A(a)	750
4,247	VeriSign, Inc.(a)	960
		7,149
	Leisure Products — 0.12%
1,780	Brunswick Corp.	154
1,159	Hasbro, Inc.	75
10,271	Mattel, Inc.(a)	201
3,276	Polaris, Inc.	396
		826
	Life Sciences Tools & Services — 1.15%
4,371	Agilent Technologies, Inc.	526
398	Bio-Rad Laboratories, Inc., Class - A(a)	151
1,294	Bruker Corp.	96
438	Charles River Laboratories International, Inc.(a)	92
3,501	Danaher Corp.	840
710	IQVIA Holdings, Inc.(a)	160
2,796	Mettler-Toledo International, Inc.(a)	3,666
2,339	QIAGEN N.V.(a)	105
485	Revvity, Inc.	58
3,456	Thermo Fisher Scientific, Inc.	1,803
720	Waters Corp.(a)	192
		7,689
	Machinery — 1.62%
11,054	AGCO Corp.	1,453
12,196	Caterpillar, Inc.	3,000
5,428	Cummins, Inc.	1,331
53	Donaldson Co., Inc.	3
4,752	Dover Corp.	702
1,648	Esab Corp.	110
28	IDEX Corp.	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
6,910	Ingersoll Rand, Inc.	$452
1,442	ITT, Inc.	134
1,244	Nordson Corp.	309
17,062	Oshkosh Corp.	1,477
7,507	Otis Worldwide Corp.	668
1,693	Parker-Hannifin Corp.	660
2,490	The Timken Co.	228
1,711	Westinghouse Air Brake Technologies Corp.	188
485	Xylem, Inc.	55
		10,776
	Media — 0.76%
84,982	Comcast Corp., Class - A	3,531
4,889	Fox Corp., Class - A	166
3,789	Omnicom Group, Inc.	361
28,352	Paramount Global, Class - B	451
14,641	The Interpublic Group of Cos., Inc.	565
		5,074
	Metals & Mining — 0.35%
18,550	Newmont Corp.	791
8,225	Nucor Corp.	1,349
1,912	Steel Dynamics, Inc.	208
		2,348
	Mortgage Real Estate Investment Trusts — 0.02%
15,165	Rithm Capital Corp.	142
	Multi-Utilities — 0.70%
2,674	Ameren Corp.	218
1,937	CMS Energy Corp.	114
1,642	Consolidated Edison, Inc.	148
1,144	Dominion Energy, Inc.	59
1,043	DTE Energy Co.	115
72,854	NiSource, Inc.	1,994
5,865	Public Service Enterprise Group, Inc.	367
951	Sempra Energy	138
17,371	WEC Energy Group, Inc.	1,533
		4,686
	Oil, Gas & Consumable Fuels — 3.24%
19,551	Antero Midstream Corp.	227
7,263	Cheniere Energy, Inc.	1,107
19,851	Chevron Corp.	3,124
5,077	ConocoPhillips	526
63,641	Coterra Energy, Inc.	1,610
30,851	Devon Energy Corp.	1,491
521	DT Midstream, Inc.	26
3,995	EOG Resources, Inc.	457
7,396	EQT Corp.	304
45,836	Exxon Mobil Corp.	4,917
16,993	Hess Corp.	2,310

Shares	Security Description	Value (000)
	Oil, Gas & Consumable Fuels (continued)
11,538	Marathon Petroleum Corp.	$1,345
26,124	Occidental Petroleum Corp.	1,536
6,401	ONEOK, Inc.	395
6,951	Targa Resources Corp.	529
41,203	The Williams Cos., Inc.	1,344
2,242	Valero Energy Corp.	263
2,011	Vitesse Energy, Inc.	45
		21,556
	Paper & Forest Products — 0.01%
964	Sylvamo Corp.	39
	Passenger Airlines — 0.20%
11,583	Alaska Air Group, Inc.(a)	616
28,157	American Airlines Group, Inc.(a)	505
2,097	Copa Holdings SA, Class - A	232
		1,353
	Personal Care Products — 0.05%
1,700	The Estee Lauder Cos., Inc.	334
	Pharmaceuticals — 4.38%
30,890	Bristol-Myers Squibb Co.	1,975
19,272	Eli Lilly & Co.	9,039
1,000	Jazz Pharmaceuticals PLC(a)	124
44,819	Johnson & Johnson	7,418
58,424	Merck & Co., Inc.	6,742
6,434	Organon & Co.	134
99,288	Pfizer, Inc.	3,642
8,046	Viatris, Inc.	80
		29,154
	Professional Services — 1.33%
26,820	CoStar Group, Inc.(a)	2,387
1,081	Equifax, Inc.	254
717	Jacobs Solutions, Inc.	85
1,829	Leidos Holdings, Inc.	162
6,910	Paychex, Inc.	773
8,321	Paycom Software, Inc.	2,674
825	Robert Half International, Inc.	62
10,910	Verisk Analytics, Inc.	2,466
		8,863
	Real Estate Management & Development — 0.12%
1,691	CBRE Group, Inc., Class - A(a)	136
2,009	Jones Lang LaSalle, Inc.(a)	313
4,563	The Howard Hughes Corp.(a)	361
		810
	Residential REITs — 0.34%
3,688	American Homes 4 Rent, Class - A	131
7,024	Camden Property Trust	764
2,122	Equity LifeStyle Properties, Inc.	142
507	Essex Property Trust, Inc.	119

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Residential REITs (continued)
10,627	Invitation Homes, Inc.	$365
2,029	Mid-America Apartment Communities, Inc.	308
1,913	Sun Communities, Inc.	250
4,609	UDR, Inc.	198
		2,277
	Retail REITs — 0.33%
27,975	Brixmor Property Group, Inc.	615
19,572	Realty Income Corp.	1,171
35,601	The Macerich Co.	401
		2,187
	Semiconductors & Semiconductor Equipment — 6.27%
11,746	Advanced Micro Devices, Inc.(a)	1,338
3,728	Analog Devices, Inc.	726
21,151	Applied Materials, Inc.	3,057
2,918	Broadcom, Inc.	2,531
7,850	Enphase Energy, Inc.(a)	1,315
63,964	Intel Corp.	2,139
3,090	KLA Corp.	1,499
1,129	Lam Research Corp.	726
6,026	Marvell Technology, Inc.	360
2,758	Micron Technology, Inc.	174
50,260	NVIDIA Corp.	21,262
7,270	QUALCOMM, Inc.	865
3,842	Skyworks Solutions, Inc.	425
23,905	Texas Instruments, Inc.	4,303
6,964	Universal Display Corp.	1,004
		41,724
	Software — 11.03%
12,361	Adobe, Inc.(a)	6,044
10,190	Autodesk, Inc.(a)	2,085
512	Dolby Laboratories, Inc., Class - A	43
27,227	Manhattan Associates, Inc.(a)	5,442
139,124	Microsoft Corp.	47,377
56,988	Oracle Corp.	6,787
41	Roper Technologies, Inc.	20
3,137	Salesforce, Inc.(a)	663
8,243	ServiceNow, Inc.(a)	4,632
668	Synopsys, Inc.(a)	291
		73,384
	Specialized REITs — 0.96%
5,297	American Tower Corp.	1,027
2,473	Crown Castle, Inc.	282
5,913	CubeSmart	264
9,861	Digital Realty Trust, Inc.	1,123
1,956	Equinix, Inc.	1,533
2,294	Extra Space Storage, Inc.	341
5,259	Iron Mountain, Inc.	299

Shares	Security Description	Value (000)
	Specialized REITs (continued)
846	Lamar Advertising Co., Class - A	$84
3,183	Life Storage, Inc.	423
2,688	Public Storage	785
8,362	VICI Properties, Inc.	263
		6,424
	Specialty Retail — 2.41%
2,829	AutoNation, Inc.(a)	466
22	AutoZone, Inc.(a)	55
6,524	Bath & Body Works, Inc.	245
7,757	Best Buy Co., Inc.	636
4,609	Dick’s Sporting Goods, Inc.	609
923	Five Below, Inc.(a)	181
36,426	Floor & Decor Holdings, Inc., Class - A(a)	3,787
3,541	Lowe’s Cos., Inc.	799
7,287	Penske Automotive Group, Inc.	1,214
17,296	The Home Depot, Inc.	5,373
21,249	The TJX Cos., Inc.	1,802
2,059	Tractor Supply Co.	455
2,174	Victoria’s Secret & Co.(a)	38
3,016	Williams-Sonoma, Inc.	377
		16,037
	Technology Hardware, Storage & Peripherals — 8.32%
271,276	Apple, Inc.	52,620
83,952	HP, Inc.	2,578
2,448	NetApp, Inc.	187
		55,385
	Textiles, Apparel & Luxury Goods — 0.27%
6,619	Capri Holdings Ltd.(a)	238
9,230	NIKE, Inc., Class - B	1,018
1,533	Ralph Lauren Corp.	189
7,801	Tapestry, Inc.	334
		1,779
	Tobacco — 0.34%
36,600	Altria Group, Inc.	1,658
6,325	Philip Morris International, Inc.	617
		2,275
	Trading Companies & Distributors — 0.41%
13,428	Fastenal Co.	792
1,130	Watsco, Inc.	431
8,335	WESCO International, Inc.	1,493
		2,716
	Water Utilities — 0.03%
1,178	American Water Works Co., Inc.	168
	Wireless Telecommunication Services — 0.49%
23,667	T-Mobile US, Inc.(a)	3,287
	Total Common Stocks	663,941

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2023

Shares	Security Description	Value (000)
	Investment Companies — 0.32%
560,476	Federated Hermes Treasury Obligations Fund, Institutional Shares, 4.75%^^(b)	$560
1,559,905	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.97%(b)	1,560
	Total Investment Companies	2,120
	Total Investments (cost $286,046) — 100.04%	666,061
	Liabilities in excess of other assets — (0.04)%	(254)
	Net Assets — 100.00%	$665,807

^	All or part of this security was on loan as of June 30, 2023.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2023.

(a)	Represents non-income producing security.

(b)	Annualized 7-day yield as of period-end.

(c)	The security was valued using significant unobservable inputs as of June 30, 2023.

REIT—Real Estate Investment Trust

As of June 30, 2023, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks — 99.79%
	Aerospace & Defense — 0.83%
5,461	General Dynamics Corp.	$1,175
391	HEICO Corp.	69
728	HEICO Corp., Class - A	102
4,826	L3Harris Technologies, Inc.	945
1,511	Northrop Grumman Corp.	689
33,522	Raytheon Technologies Corp.	3,284
475	TransDigm Group, Inc.	425
		6,689
	Air Freight & Logistics — 0.09%
4,946	Expeditors International of Washington, Inc.	599
1,658	GXO Logistics, Inc.(a)	104
		703
	Automobile Components — 2.20%
71,725	Ford Motor Co.	1,085
12,720	Mobileye Global, Inc., Class - A^(a)	489
77,833	Rivian Automotive, Inc., Class - A(a)	1,297
56,731	Tesla, Inc.(a)	14,850
		17,721
	Automobiles — 0.19%
123,477	Dr. Ing hc F Porsche AG, ADR	1,532
	Banks — 1.44%
10,612	Bank of America Corp.	304
13,206	Bank OZK	530
13,240	Citizens Financial Group, Inc.	345
40,559	Comerica, Inc.	1,718
1,150	Cullen/Frost Bankers, Inc.	124
29,928	East West Bancorp, Inc.	1,580
86,090	First Horizon Corp.	970
36,888	Huntington Bancshares, Inc.	398
23,824	JPMorgan Chase & Co.	3,466
106,556	Regions Financial Corp.	1,899
10,848	Zions Bancorp NA	291
		11,625
	Beverages — 1.41%
7,236	Brown-Forman Corp., Class - B	483
17,862	Monster Beverage Corp.(a)	1,026
29,046	PepsiCo, Inc.	5,380
74,917	The Coca-Cola Co.	4,512
		11,401
	Biotechnology — 1.56%
9,107	Alnylam Pharmaceuticals, Inc.(a)	1,730
15,151	Amgen, Inc.	3,365
19,253	Moderna, Inc.(a)	2,339
14,430	Natera, Inc.(a)	702
800	Neurocrine Biosciences, Inc.(a)	75
2,019	Regeneron Pharmaceuticals, Inc.(a)	1,451

Shares	Security Description	Value (000)
	Biotechnology (continued)
1,014	Seagen, Inc.(a)	$195
7,673	Vertex Pharmaceuticals, Inc.(a)	2,700
		12,557
	Broadline Retail — 4.55%
255,200	Amazon.com, Inc.(a)	33,268
2,900	MercadoLibre, Inc.(a)	3,435
		36,703
	Building Products — 0.25%
404	Armstrong World Industries, Inc.	30
17,452	Carrier Global Corp.	868
50,415	Resideo Technologies, Inc.(a)	890
1,218	Trane Technologies PLC	233
		2,021
	Capital Markets — 2.40%
2,335	Cboe Global Markets, Inc.	322
6,242	CME Group, Inc.	1,157
1,203	FactSet Research Systems, Inc.	482
2,582	Intercontinental Exchange, Inc.	292
143,372	Invesco Ltd.	2,411
18,395	Janus Henderson Group PLC	501
713	LPL Financial Holdings, Inc.	155
349	MarketAxess Holdings, Inc.	91
3,942	Moody’s Corp.	1,370
31,488	Morgan Stanley	2,690
390	Morningstar, Inc.	76
838	MSCI, Inc.	393
36,398	Robinhood Markets, Inc., Class - A(a)	363
11,523	S&P Global, Inc.	4,620
2,032	T. Rowe Price Group, Inc.	228
16,324	The Charles Schwab Corp.	925
10,168	The Goldman Sachs Group, Inc.	3,279
		19,355
	Chemicals — 1.57%
3,430	Air Products & Chemicals, Inc.	1,027
13,075	CF Industries Holdings, Inc.	908
30,407	Ecolab, Inc.	5,677
999	FMC Corp.	104
28,629	LyondellBasell Industries N.V., Class - A	2,629
19,809	The Chemours Co.	731
5,811	The Scotts Miracle-Gro Co.	364
4,752	The Sherwin-Williams Co.	1,262
		12,702
	Commercial Services & Supplies — 0.31%
1,845	Cintas Corp.	917
13,304	Copart, Inc.(a)	1,214
2,752	Waste Connections, Inc.	393
		2,524

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Communications Equipment — 0.77%
4,776	Arista Networks, Inc.(a)	$774
101,754	Cisco Systems, Inc.	5,264
825	F5, Inc.(a)	121
153	Motorola Solutions, Inc.	45
		6,204
	Construction & Engineering — 0.01%
374	Quanta Services, Inc.	73
	Consumer Finance — 0.40%
5,215	American Express Co.	908
95	Credit Acceptance Corp.(a)	48
141,214	SLM Corp.	2,305
		3,261
	Consumer Staples Distribution & Retail — 1.79%
16,376	Costco Wholesale Corp.	8,817
939	Dollar General Corp.	159
4,517	Dollar Tree, Inc.(a)	648
8,706	Sysco Corp.	646
1,413	Walgreens Boots Alliance, Inc.	40
26,416	Walmart, Inc.	4,152
		14,462
	Containers & Packaging — 0.14%
1,280	AptarGroup, Inc.	148
747	Avery Dennison Corp.	128
841	Packaging Corp. of America	111
14,972	Silgan Holdings, Inc.	703
		1,090
	Distributors — 0.08%
2,966	Genuine Parts Co.	502
381	Pool Corp.	143
		645
	Diversified Consumer Services — 0.01%
1,727	Service Corp. International	112
	Diversified Telecommunication Services — 0.05%
19,561	Frontier Communications Parent, Inc.(a)	365
4,099	GCI Liberty, Inc.(c)	—
		365
	Electric Utilities — 0.80%
15,796	Edison International	1,097
60,365	FirstEnergy Corp.	2,347
23,487	Hawaiian Electric Industries, Inc.	850
4,256	NextEra Energy, Inc.	316
36,550	NRG Energy, Inc.	1,367
12,422	OGE Energy Corp.	446
		6,423
	Electrical Equipment — 0.38%
5,157	AMETEK, Inc.	835

Shares	Security Description	Value (000)
	Electrical Equipment (continued)
13,294	Emerson Electric Co.	$1,202
1,210	Hubbell, Inc.	401
931	Rockwell Automation, Inc.	307
16,257	Sunrun, Inc.(a)	290
		3,035
	Electronic Equipment, Instruments & Components — 0.15%
12,210	Amphenol Corp., Class - A	1,038
2,343	Vontier Corp.	75
376	Zebra Technologies Corp.(a)	111
		1,224
	Entertainment — 0.68%
10,160	Netflix, Inc.(a)	4,476
8,578	ROBLOX Corp., Class - A(a)	346
9,543	Roku, Inc.(a)	610
248	The Walt Disney Co.(a)	22
		5,454
	Financial Services — 5.52%
18,726	Berkshire Hathaway, Inc., Class - B(a)	6,385
34,972	Equitable Holdings, Inc.	950
756	Fiserv, Inc.(a)	95
1,270	FleetCor Technologies, Inc.(a)	319
7,975	Global Payments, Inc.	786
17,081	Mastercard, Inc., Class - A	6,718
34,688	PayPal Holdings, Inc.(a)	2,315
103,892	Visa, Inc., Class - A	24,671
31,527	Voya Financial, Inc.	2,261
		44,500
	Food Products — 0.97%
70,463	Conagra Brands, Inc.	2,376
5,224	Hormel Foods Corp.	210
413	Lamb Weston Holdings, Inc.	47
5,092	McCormick & Co., Inc./MD	444
56,218	Mondelez International, Inc., Class - A	4,102
1,045	The Hershey Co.	261
2,332	The J.M. Smucker Co.	344
		7,784
	Gas Utilities — 0.21%
33,223	National Fuel Gas Co.	1,706
	Ground Transportation — 1.63%
124,263	CSX Corp.	4,237
1,274	Landstar System, Inc.	245
562	Old Dominion Freight Line, Inc.	208
70,316	Uber Technologies, Inc.(a)	3,036
916	U-Haul Holding Co.	51
8,244	U-Haul Holding Co.	418
24,231	Union Pacific Corp.	4,958
		13,153

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) —June 30, 2023)

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment & Supplies — 2.59%
34,185	Abbott Laboratories	$3,726
10,657	Baxter International, Inc.	486
4,799	Becton Dickinson & Co.	1,267
10,892	Boston Scientific Corp.(a)	589
15,756	Dexcom, Inc.(a)	2,025
15,477	Edwards Lifesciences Corp.(a)	1,460
1,344	Embecta Corp.	29
3,887	GE HealthCare Technologies, Inc.	316
2,690	IDEXX Laboratories, Inc.(a)	1,351
15,494	Intuitive Surgical, Inc.(a)	5,298
4,072	ResMed, Inc.	890
9,642	Stryker Corp.	2,942
3,346	Zimmer Biomet Holdings, Inc.	487
		20,866
	Health Care Providers & Services — 2.70%
22,388	Acadia Healthcare Co., Inc.(a)	1,783
1,650	Centene Corp.(a)	111
22,394	CVS Health Corp.	1,548
5,215	Elevance Health, Inc.	2,317
3,283	Henry Schein, Inc.(a)	266
1,952	Laboratory Corporation of America Holdings	471
4,595	McKesson Corp.	1,963
2,799	Quest Diagnostics, Inc.	393
26,926	UnitedHealth Group, Inc.	12,943
		21,795
	Health Care REITs — 0.28%
10,405	Omega Healthcare Investors, Inc.	319
40,605	Ventas, Inc.	1,920
		2,239
	Health Care Technology — 0.06%
2,596	Veeva Systems, Inc., Class - A(a)	513
	Hotels, Restaurants & Leisure — 2.33%
14,944	Airbnb, Inc., Class - A(a)	1,915
1,179	Booking Holdings, Inc.(a)	3,184
31,802	Carnival Corp.(a)	599
568	Chipotle Mexican Grill, Inc.(a)	1,215
1,046	Choice Hotels International, Inc.	123
9,159	Marriott International, Inc., Class - A	1,683
1,090	McDonald’s Corp.	325
98,020	Starbucks Corp.	9,709
310	Vail Resorts, Inc.	78
		18,831
	Household Durables — 0.03%
2,470	Garmin Ltd.	258
	Household Products — 1.10%
5,143	Church & Dwight Co., Inc.	515
9,514	Colgate-Palmolive Co.	733

Shares	Security Description	Value (000)
	Household Products (continued)
7,129	Kimberly-Clark Corp.	$984
2,554	The Clorox Co.	406
41,123	The Procter & Gamble Co.	6,241
		8,879
	Independent Power and Renewable Electricity Producers — 0.17%
51,268	Vistra Corp.	1,346
	Industrial Conglomerates — 0.42%
12,543	3M Co.	1,255
11,662	General Electric Co.	1,281
4,278	Honeywell International, Inc.	888
		3,424
	Insurance — 1.99%
9,715	Aflac, Inc.	678
7,992	Aon PLC, Class - A	2,759
1,155	Arthur J. Gallagher & Co.	254
16,505	Axis Capital Holdings Ltd.	888
11,297	Chubb Ltd.	2,175
171	Erie Indemnity Co., Class - A	36
43,476	Lincoln National Corp.	1,120
11,845	Marsh & McLennan Cos., Inc.	2,228
22,534	Principal Financial Group, Inc.	1,709
4,893	Prudential Financial, Inc.	432
7,591	Reinsurance Group of America, Inc.	1,053
5,565	The Progressive Corp.	737
6,974	The Travelers Cos., Inc.	1,211
15,794	Unum Group	753
		16,033
	Interactive Media & Services — 5.66%
119,386	Alphabet, Inc., Class - A(a)	14,290
161,143	Alphabet, Inc., Class - C(a)	19,492
646	IAC, Inc.(a)	41
1,412	Match Group, Inc.(a)	59
41,101	Meta Platforms, Inc., Class - A(a)	11,796
		45,678
	IT Services — 1.10%
12,354	Accenture PLC, Class - A	3,812
2,241	Cognizant Technology Solutions Corp., Class - A	146
3,516	MongoDB, Inc.(a)	1,445
18,740	Okta, Inc.(a)	1,300
12,281	Snowflake, Inc., Class - A(a)	2,161
		8,864
	Leisure Products — 0.02%
1,422	Polaris, Inc.	172
	Life Sciences Tools & Services — 1.22%
4,564	Bio-Techne Corp.	373
440	Bruker Corp.	33
11,718	Danaher Corp.	2,812

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
758	Mettler-Toledo International, Inc.(a)	$994
239	Revvity, Inc.	28
9,568	Thermo Fisher Scientific, Inc.	4,992
2,297	Waters Corp.(a)	612
		9,844
	Machinery — 1.63%
9,555	Caterpillar, Inc.	2,351
4,840	Deere & Co.	1,961
3,369	Dover Corp.	497
5,857	Fortive Corp.	438
1,569	Graco, Inc.	135
2,179	IDEX Corp.	469
8,257	Illinois Tool Works, Inc.	2,066
6,973	Ingersoll Rand, Inc.	456
506	Nordson Corp.	126
8,726	Otis Worldwide Corp.	777
11,372	The Middleby Corp.(a)	1,681
927	The Toro Co.	94
14,765	Westinghouse Air Brake Technologies Corp.	1,619
4,438	Xylem, Inc.	500
		13,170
	Media — 0.68%
242,458	DISH Network Corp., Class - A(a)	1,598
4,935	Omnicom Group, Inc.	470
105,145	Paramount Global, Class - B	1,672
17,241	The Interpublic Group of Cos., Inc.	665
13,683	The Trade Desk, Inc., Class - A(a)	1,057
		5,462
	Metals & Mining — 0.04%
12,963	United States Steel Corp.	324
	Mortgage Real Estate Investment Trusts — 0.26%
183,185	Rithm Capital Corp.	1,713
20,515	Starwood Property Trust, Inc.	398
		2,111
	Multi-Utilities — 0.52%
84,210	CenterPoint Energy, Inc.	2,455
15,797	DTE Energy Co.	1,738
		4,193
	Oil, Gas & Consumable Fuels — 2.92%
54,988	Antero Midstream Corp.	638
24,368	ConocoPhillips	2,525
79,339	Devon Energy Corp.	3,836
7,898	DT Midstream, Inc.	392
21,212	EQT Corp.	872
31,930	Exxon Mobil Corp.	3,424
114,575	Marathon Oil Corp.	2,638

Shares	Security Description	Value (000)
	Oil, Gas & Consumable Fuels (continued)
13,944	ONEOK, Inc.	$861
4,640	Pioneer Natural Resources Co.	961
95,111	Range Resources Corp.	2,796
28,597	Targa Resources Corp.	2,176
73,536	The Williams Cos., Inc.	2,399
		23,518
	Passenger Airlines — 0.18%
10,129	Alaska Air Group, Inc.(a)	539
18,665	Delta Air Lines, Inc.(a)	887
		1,426
	Personal Care Products — 0.42%
23,041	L’Oreal SA, ADR	2,151
6,209	The Estee Lauder Cos., Inc.	1,219
		3,370
	Pharmaceuticals — 4.68%
33,606	AstraZeneca PLC, ADR	2,405
32,406	Eli Lilly & Co.	15,197
31,287	Johnson & Johnson	5,179
55,581	Merck & Co., Inc.	6,413
46,272	Novo Nordisk A/S, ADR	7,489
5,558	Organon & Co.	116
11,882	Viatris, Inc.	119
4,740	Zoetis, Inc.	816
		37,734
	Professional Services — 2.11%
120,103	Adyen N.V., ADR(a)	2,077
57,727	Automatic Data Processing, Inc.	12,688
2,371	Broadridge Financial Solutions, Inc.	393
3,010	CoStar Group, Inc.(a)	268
2,353	Equifax, Inc.	554
1,598	Jack Henry & Associates, Inc.	267
1,391	SS&C Technologies Holdings, Inc.	84
2,931	Verisk Analytics, Inc.	662
		16,993
	Real Estate Management & Development — 0.01%
1,272	CBRE Group, Inc., Class - A(a)	103
	Residential REITs — 0.01%
1,608	Equity LifeStyle Properties, Inc.	108
	Retail REITs — 0.09%
52,271	SITE Centers Corp.	691
	Semiconductors & Semiconductor Equipment — 7.51%
121,355	Advanced Micro Devices, Inc.(a)	13,824
8,866	Analog Devices, Inc.	1,727
6,209	Applied Materials, Inc.	897
2,254	ASML Holding N.V., NYS	1,634
8,693	Broadcom, Inc.	7,541
4,234	First Solar, Inc.(a)	805

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
63,448	Intel Corp.	$2,122
1,378	KLA Corp.	668
1,153	Lam Research Corp.	741
28,189	Marvell Technology, Inc.	1,685
3,708	Microchip Technology, Inc.	332
20,662	Micron Technology, Inc.	1,304
55,312	NVIDIA Corp.	23,397
3,257	ON Semiconductor Corp.(a)	308
30,091	QUALCOMM, Inc.	3,582
		60,567
	Software — 12.99%
12,173	Adobe, Inc.(a)	5,952
1,974	ANSYS, Inc.(a)	652
908	Atlassian Corp., Class - A(a)	152
8,057	Cadence Design Systems, Inc.(a)	1,890
8,581	Crowdstrike Holdings, Inc., Class - A(a)	1,260
6,515	Fortinet, Inc.(a)	492
5,422	Intuit, Inc.	2,484
190,517	Microsoft Corp.	64,879
63,347	Oracle Corp.	7,544
1,131	Palo Alto Networks, Inc.(a)	289
2,476	Roper Technologies, Inc.	1,190
73,299	Salesforce, Inc.(a)	15,485
3,662	ServiceNow, Inc.(a)	2,058
151	Synopsys, Inc.(a)	66
1,628	VMware, Inc., Class - A(a)	234
566	Workday, Inc., Class - A(a)	128
		104,755
	Specialized REITs — 1.79%
9,920	American Tower Corp.	1,924
16,012	Equinix, Inc.	12,552
		14,476
	Specialty Retail — 3.36%
854	Advance Auto Parts, Inc.	60
597	AutoZone, Inc.(a)	1,489
5,882	Best Buy Co., Inc.	482
376	Burlington Stores, Inc.(a)	59
41,191	Lowe’s Cos., Inc.	9,297
3,982	O’Reilly Automotive, Inc.(a)	3,804
9,045	Ross Stores, Inc.	1,014
10,308	The Home Depot, Inc.	3,202
66,781	The TJX Cos., Inc.	5,662
1,256	Tractor Supply Co.	278
3,810	Ulta Beauty, Inc.(a)	1,793
		27,140

Shares	Security Description	Value (000)
	Technology Hardware, Storage & Peripherals — 8.01%
333,258	Apple, Inc.	$64,641
	Textiles, Apparel & Luxury Goods — 1.80%
960	Kontoor Brands, Inc.	40
10,941	Lululemon Athletica, Inc.(a)	4,141
24,331	LVMH Moet Hennessy Louis Vuitton SE, ADR	4,596
51,001	NIKE, Inc., Class - B	5,629
4,000	V.F. Corp.	76
		14,482
	Tobacco — 0.21%
17,508	Philip Morris International, Inc.	1,709
	Trading Companies & Distributors — 0.34%
23,095	Air Lease Corp.	967
14,448	Fastenal Co.	852
1,221	W.W. Grainger, Inc.	963
		2,782
	Wireless Telecommunication Services — 0.17%
9,742	T-Mobile US, Inc.(a)	1,353
	Total Common Stocks	804,874
	Investment Companies — 0.13%
484,792	Federated Hermes Treasury Obligations Fund, Institutional Shares, 4.75%^^(b)	485
584,020	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.97%(b)	584
	Total Investment Companies	1,069
	Total Investments (cost $241,521) — 99.92%	805,943
	Other assets in excess of liabilities — 0.08%	637
	Net Assets — 100.00%	$806,580

^	All or part of this security was on loan as of June 30, 2023.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2023.

(a)	Represents non-income producing security.

(b)	Annualized 7-day yield as of period-end.

(c)	The security was valued using significant unobservable inputs as of June 30, 2023.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2023

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The Growth Equity Portfolio	Jennison Associates, LLC	Parametric Portfolio Associates, LLC	Total
Common Stocks	23.54%	76.25%	99.79%
Investment Companies	0.06%	0.07%	0.13%
Other Assets (Liabilities)	—	0.08%	0.08%
Total Net Assets	23.60%	76.40%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks — 92.17%
	Aerospace & Defense — 1.31%
2,311	Axon Enterprise, Inc.(a)	$451
692	BWX Technologies, Inc.	50
290	Curtiss-Wright Corp.	53
11,893	General Dynamics Corp.	2,558
1,585	HEICO Corp.	280
2,690	HEICO Corp., Class - A	378
636	Hexcel Corp.	48
13,628	Howmet Aerospace, Inc.	675
5,963	Huntington Ingalls Industries, Inc.	1,357
11,836	L3Harris Technologies, Inc.	2,317
10,198	Lockheed Martin Corp.	4,695
373	Mercury Systems, Inc.(a)	13
7,511	Northrop Grumman Corp.	3,424
54,477	Raytheon Technologies Corp.	5,337
791	Spirit AeroSystems Holdings, Inc., Class - A	23
7,235	Textron, Inc.	489
19,447	The Boeing Co.(a)	4,108
6,773	TransDigm Group, Inc.	6,057
440	Woodward, Inc.	52
		32,365
	Air Freight & Logistics — 0.36%
10,427	C.H. Robinson Worldwide, Inc.	984
8,859	Expeditors International of Washington, Inc.	1,074
8,142	FedEx Corp.	2,018
884	GXO Logistics, Inc.(a)	56
26,001	United Parcel Service, Inc., Class - B	4,659
		8,791
	Automobile Components — 1.74%
9,303	Aptiv PLC(a)	949
7,963	BorgWarner, Inc.	390
134,793	Ford Motor Co.	2,039
47,799	General Motors Co.	1,843
1,782	Gentex Corp.	52
1,020	Harley-Davidson, Inc.	36
1,938	Lear Corp.	278
29,796	Lucid Group, Inc.(a)	206
6,533	Mobileye Global, Inc., Class - A^(a)	251
1,955	QuantumScape Corp.(a)	16
20,790	Rivian Automotive, Inc., Class - A(a)	347
139,149	Tesla, Inc.(a)	36,424
392	Thor Industries, Inc.	41
		42,872
	Automobiles — 0.03%
63,215	Dr. Ing hc F Porsche AG, ADR	784
	Banks — 1.62%
246,410	Bank of America Corp.	7,071
848	Bank OZK	34

Shares	Security Description	Value (000)
	Banks (continued)
220	BOK Financial Corp.	$18
66,774	Citigroup, Inc.	3,075
16,111	Citizens Financial Group, Inc.	420
1,570	Columbia Banking System, Inc.	32
991	Comerica, Inc.	42
862	Commerce Bancshares, Inc.	42
442	Cullen/Frost Bankers, Inc.	48
1,073	East West Bancorp, Inc.	57
22,997	Fifth Third Bancorp	602
362	First Citizens BancShares, Inc., Class - A	465
969	First Hawaiian, Inc.	17
19,480	First Horizon Corp.	219
2,714	FNB Corp.	31
49,331	Huntington Bancshares, Inc.	531
101,754	JPMorgan Chase & Co.	14,799
30,661	KeyCorp	283
5,719	M&T Bank Corp.	708
5,373	New York Community Bancorp, Inc.	60
17,436	NU Holdings Ltd., Class - A(a)	138
568	Pinnacle Financial Partners, Inc.	32
534	Popular, Inc.	32
664	Prosperity Bancshares, Inc.	38
32,093	Regions Financial Corp.	572
1,092	Synovus Financial Corp.	33
13,687	The PNC Financial Services Group, Inc.	1,724
45,562	Truist Financial Corp.	1,382
52,570	U.S. Bancorp	1,737
5,701	Webster Financial Corp.	215
129,997	Wells Fargo & Co.	5,548
802	Western Alliance Bancorp	29
454	Wintrust Financial Corp.	33
1,117	Zions Bancorp NA	30
		40,097
	Beverages — 1.38%
345	Brown-Forman Corp., Class - A	23
21,620	Brown-Forman Corp., Class - B	1,444
411	Celsius Holdings, Inc.(a)	61
8,767	Constellation Brands, Inc., Class - A	2,157
39,108	Fomento Economico Mexicano SAB de CV, ADR	4,336
63,233	Keurig Dr Pepper, Inc.	1,977
20,340	Molson Coors Beverage Co., Class - B	1,339
66,905	Monster Beverage Corp.(a)	3,842
52,376	PepsiCo, Inc.	9,702
72	The Boston Beer Co., Inc., Class - A(a)	22
154,297	The Coca-Cola Co.	9,293
		34,196

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Biotechnology — 1.56%
68,147	AbbVie, Inc.	$9,181
4,861	Alnylam Pharmaceuticals, Inc.(a)	924
22,815	Amgen, Inc.	5,065
753	Apellis Pharmaceuticals, Inc.(a)	69
6,590	Biogen, Inc.(a)	1,877
12,473	BioMarin Pharmaceutical, Inc.(a)	1,081
6,296	Exact Sciences Corp.(a)	592
2,426	Exelixis, Inc.(a)	46
56,002	Gilead Sciences, Inc.	4,316
7,459	Horizon Therapeutics PLC(a)	767
18,161	Incyte Corp.(a)	1,130
1,071	Ionis Pharmaceuticals, Inc.(a)	44
269	Karuna Therapeutics, Inc.(a)	58
338	Mirati Therapeutics, Inc.(a)	12
11,314	Moderna, Inc.(a)	1,375
782	Natera, Inc.(a)	38
12,110	Neurocrine Biosciences, Inc.(a)	1,142
4,786	Regeneron Pharmaceuticals, Inc.(a)	3,439
1,843	Roivant Sciences Ltd.(a)	19
676	Sarepta Therapeutics, Inc.(a)	77
4,814	Seagen, Inc.(a)	927
506	Ultragenyx Pharmaceutical, Inc.(a)	23
6,204	United Therapeutics Corp.(a)	1,370
14,001	Vertex Pharmaceuticals, Inc.(a)	4,927
		38,499
	Broadline Retail — 2.57%
44,975	Alibaba Group Holding Ltd., ADR(a)	3,749
394,104	Amazon.com, Inc.(a)	51,376
8,281	Coupang, Inc.(a)	144
18,388	eBay, Inc.	822
4,195	Etsy, Inc.(a)	355
834	Kohl’s Corp.	19
2,044	Macy’s, Inc.	33
5,757	MercadoLibre, Inc.(a)	6,819
848	Nordstrom, Inc.	17
473	Ollie’s Bargain Outlet Holdings, Inc.(a)	27
		63,361
	Building Products — 0.33%
4,275	A.O. Smith Corp.	311
472	Advanced Drainage Systems, Inc.	54
2,965	Allegion PLC	356
344	Armstrong World Industries, Inc.	25
4,654	Builders FirstSource, Inc.(a)	633
2,287	Carlisle Cos., Inc.	587
28,637	Carrier Global Corp.	1,423
4,308	Fortune Brands Innovations, Inc.	310
834	Hayward Holdings, Inc.(a)	11
23,580	Johnson Controls International PLC	1,607

Shares	Security Description	Value (000)
	Building Products (continued)
1,095	Lennox International, Inc.	$357
7,910	Masco Corp.	454
3,225	Owens Corning	420
941	The AZEK Co., Inc.(a)	29
7,851	Trane Technologies PLC	1,501
835	Trex Co., Inc.(a)	55
		8,133
	Capital Markets — 2.56%
269	Affiliated Managers Group, Inc.	40
3,611	Ameriprise Financial, Inc.	1,199
5,636	Ares Management Corp., Class - A	543
5,182	BlackRock, Inc., Class - A	3,581
24,233	Blackstone, Inc., Class - A	2,253
3,200	Blue Owl Capital, Inc.	37
10,455	Cboe Global Markets, Inc.	1,443
32,203	CME Group, Inc.	5,967
5,508	Coinbase Global, Inc., Class - A^(a)	394
277	Evercore, Inc.	34
8,935	FactSet Research Systems, Inc.	3,580
10,801	Franklin Resources, Inc.	289
375	Houlihan Lokey, Inc.	37
754	Interactive Brokers Group, Inc., Class - A	63
23,449	Intercontinental Exchange, Inc.	2,652
12,738	Invesco Ltd.	215
1,031	Janus Henderson Group PLC	28
1,500	Jefferies Financial Group, Inc.	50
21,009	KKR & Co., Inc.	1,176
826	Lazard Ltd., Class - A	26
2,728	LPL Financial Holdings, Inc.	593
2,474	MarketAxess Holdings, Inc.	647
20,120	Moody’s Corp.	6,994
42,651	Morgan Stanley	3,643
189	Morningstar, Inc.	37
2,731	MSCI, Inc.	1,281
16,151	Nasdaq, Inc.	806
7,204	Northern Trust Corp.	535
7,114	Raymond James Financial, Inc.	738
5,016	Robinhood Markets, Inc., Class - A(a)	50
31,430	S&P Global, Inc.	12,600
6,150	SEI Investments Co.	367
11,524	State Street Corp.	844
775	Stifel Financial Corp.	46
7,662	T. Rowe Price Group, Inc.	858
27,490	The Bank of New York Mellon Corp.	1,224
7,249	The Carlyle Group, Inc.	231
51,412	The Charles Schwab Corp.	2,914
13,619	The Goldman Sachs Group, Inc.	4,393
484	TPG, Inc.	14
10,701	Tradeweb Markets, Inc., Class - A	733

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets (continued)
715	Virtu Financial, Inc., Class - A	$12
2,509	XP, Inc.(a)	59
		63,226
	Chemicals — 1.76%
9,596	Air Products & Chemicals, Inc.	2,875
4,026	Albemarle Corp.	898
384	Ashland, Inc.	33
1,675	Axalta Coating Systems Ltd.(a)	55
3,563	Celanese Corp., Series A	412
16,350	CF Industries Holdings, Inc.	1,134
35,798	Corteva, Inc.	2,051
24,285	Dow, Inc.	1,294
15,760	DuPont de Nemours, Inc.	1,126
4,211	Eastman Chemical Co.	353
8,737	Ecolab, Inc.	1,632
1,710	Element Solutions, Inc.	33
8,332	FMC Corp.	870
11,599	Ginkgo Bioworks Holdings, Inc.(a)	22
1,319	Huntsman Corp.	36
10,169	International Flavors & Fragrances, Inc.	809
61,899	Linde PLC	23,586
8,915	LyondellBasell Industries N.V., Class - A	819
43	NewMarket Corp.	17
975	Olin Corp.	50
8,071	PPG Industries, Inc.	1,197
7,010	RPM International, Inc.	629
1,117	The Chemours Co.	41
11,383	The Mosaic Co.	399
306	The Scotts Miracle-Gro Co.	19
10,503	The Sherwin-Williams Co.	2,789
1,354	Westlake Corp.	162
		43,341
	Commercial Services & Supplies — 0.52%
3,106	Cintas Corp.	1,544
387	Clean Harbors, Inc.(a)	64
27,994	Copart, Inc.(a)	2,554
472	Driven Brands Holdings, Inc.(a)	13
280	MSA Safety, Inc.	49
1,372	RB Global, Inc.	82
13,406	Republic Services, Inc.	2,053
25,945	Rollins, Inc.	1,111
695	Stericycle, Inc.(a)	32
399	Tetra Tech, Inc.	65
13,069	Waste Connections, Inc.	1,868
19,509	Waste Management, Inc.	3,383
		12,818

Shares	Security Description	Value (000)
	Communications Equipment — 0.48%
8,864	Arista Networks, Inc.(a)	$1,436
1,117	Ciena Corp.(a)	47
148,437	Cisco Systems, Inc.	7,681
2,172	F5, Inc.(a)	318
15,444	Juniper Networks, Inc.	484
517	Lumentum Holdings, Inc.(a)	29
6,329	Motorola Solutions, Inc.	1,856
31	Ubiquiti, Inc.	5
551	Viasat, Inc.(a)	23
		11,879
	Construction & Engineering — 0.46%
4,472	AECOM	379
175,639	API Group Corp.(a)	4,788
354	EMCOR Group, Inc.	65
462	MasTec, Inc.(a)	55
1,532	MDU Resources Group, Inc.	32
4,963	Quanta Services, Inc.	975
159	Valmont Industries, Inc.	46
105,924	WillScot Mobile Mini Holdings Corp.(a)	5,062
		11,402
	Construction Materials — 0.08%
271	Eagle Materials, Inc.	51
2,178	Martin Marietta Materials, Inc.	1,006
4,564	Vulcan Materials Co.	1,028
		2,085
	Consumer Finance — 0.31%
9,239	Ally Financial, Inc.	249
24,067	American Express Co.	4,193
13,098	Capital One Financial Corp.	1,432
50	Credit Acceptance Corp.(a)	25
8,855	Discover Financial Services	1,035
870	OneMain Holdings, Inc.	38
1,816	SLM Corp.	30
6,931	SoFi Technologies, Inc.(a)	58
15,241	Synchrony Financial	517
		7,577
	Consumer Staples Distribution & Retail — 1.24%
9,961	Albertsons Cos., Inc., Class - A	218
1,016	BJ’s Wholesale Club Holdings, Inc., Class - C(a)	64
281	Casey’s General Stores, Inc.	69
19,945	Costco Wholesale Corp.	10,740
11,743	Dollar General Corp.	1,993
11,840	Dollar Tree, Inc.(a)	1,698
669	Grocery Outlet Holding Corp.(a)	20
1,153	Performance Food Group Co.(a)	69
17,434	Sysco Corp.	1,294
15,796	Target Corp.	2,084
46,381	The Kroger Co.	2,180

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Consumer Staples Distribution & Retail (continued)
1,712	US Foods Holding Corp.(a)	$75
39,953	Walgreens Boots Alliance, Inc.	1,138
57,804	Walmart, Inc.	9,085
		30,727
	Containers & Packaging — 0.39%
8,313	Amcor PLC	83
80,772	Amcor PLC	806
497	AptarGroup, Inc.	58
1,131	Ardagh Metal Packaging SA	4
2,794	Avery Dennison Corp.	480
16,919	Ball Corp.	985
922	Berry Global Group, Inc.	59
53,120	Crown Holdings, Inc.	4,615
2,319	Graphic Packaging Holding Co.	56
21,387	International Paper Co.	680
7,827	Packaging Corp. of America	1,034
9,128	Sealed Air Corp.	365
638	Silgan Holdings, Inc.	30
738	Sonoco Products Co.	44
8,294	Westrock Co.	241
		9,540
	Distributors — 0.26%
8,012	Genuine Parts Co.	1,356
9,164	LKQ Corp.	534
12,155	Pool Corp.	4,554
		6,444
	Diversified Consumer Services — 0.01%
1,585	ADT, Inc.	10
436	Bright Horizons Family Solutions, Inc.(a)	40
232	Grand Canyon Education, Inc.(a)	24
1,154	H&R Block, Inc.	37
605	Mister Car Wash, Inc.(a)	6
1,134	Service Corp. International	73
		190
	Diversified REITs — 0.11%
204,056	Empire State Realty Trust, Inc.	1,528
609	Federal Realty Investment Trust	59
18,312	WP Carey, Inc.	1,237
		2,824
	Diversified Telecommunication Services — 0.49%
302,005	AT&T, Inc.	4,817
1,857	Frontier Communications Parent, Inc.(a)	35
942	Iridium Communications, Inc.	59
13,886	Liberty Global PLC, Class - A(a)	234
19,138	Liberty Global PLC, Class - C(a)	340
174,610	Verizon Communications, Inc.	6,493
		11,978

Shares	Security Description	Value (000)
	Electric Utilities — 1.57%
27,002	Alliant Energy Corp.	$1,417
29,097	American Electric Power Co., Inc.	2,451
538	Avangrid, Inc.	20
60,734	Constellation Energy Corp.	5,560
37,787	Duke Energy Corp.	3,391
24,757	Edison International	1,719
16,383	Entergy Corp.	1,595
24,312	Evergy, Inc.	1,420
24,829	Eversource Energy	1,761
53,443	Exelon Corp.	2,178
43,946	FirstEnergy Corp.	1,708
825	Hawaiian Electric Industries, Inc.	30
382	IDACORP, Inc.	39
78,181	NextEra Energy, Inc.	5,801
15,741	NRG Energy, Inc.	589
1,514	OGE Energy Corp.	54
96,565	PG&E Corp.(a)	1,668
856	Pinnacle West Capital Corp.	70
56,132	PPL Corp.	1,486
51,903	The Southern Co.	3,646
33,494	Xcel Energy, Inc.	2,082
		38,685
	Electrical Equipment — 0.63%
243	Acuity Brands, Inc.	40
9,409	AMETEK, Inc.	1,523
1,919	ChargePoint Holdings, Inc.(a)	17
13,821	Eaton Corp. PLC	2,779
19,599	Emerson Electric Co.	1,772
2,123	Generac Holdings, Inc.(a)	316
2,789	Hubbell, Inc.	925
1,253	nVent Electric PLC	65
3,939	Plug Power, Inc.(a)	41
494	Regal Rexnord Corp.	76
3,942	Rockwell Automation, Inc.	1,299
4,983	Sensata Technologies Holding PLC	225
1,580	Sunrun, Inc.(a)	28
261,773	Vertiv Holdings Co.	6,483
		15,589
	Electronic Equipment, Instruments & Components — 0.45%
20,334	Amphenol Corp., Class - A	1,726
1,878	Arrow Electronics, Inc.(a)	269
690	Avnet, Inc.	35
4,641	CDW Corp.	851
5,809	Cognex Corp.	326
900	Coherent Corp.(a)	46
27,282	Corning, Inc.	956
94,416	Halma PLC	2,731
226	IPG Photonics Corp.(a)	31

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Electronic Equipment, Instruments & Components (continued)
987	Jabil, Inc.	$107
6,107	Keysight Technologies, Inc.(a)	1,023
183	Littelfuse, Inc.	53
992	National Instruments Corp.	57
314	TD SYNNEX Corp.	30
8,466	TE Connectivity Ltd.	1,187
1,630	Teledyne Technologies, Inc.(a)	670
8,437	Trimble, Inc.(a)	447
1,197	Vontier Corp.	39
1,797	Zebra Technologies Corp.(a)	532
		11,116
	Energy Equipment & Services — 0.19%
38,066	Baker Hughes Co.	1,203
30,972	Halliburton Co.	1,022
2,968	NOV, Inc.	48
48,771	Schlumberger N.V.	2,395
3,316	TechnipFMC PLC(a)	55
		4,723
	Entertainment — 1.32%
25,830	Activision Blizzard, Inc.(a)	2,177
3,920	AMC Entertainment Holdings, Inc.(a)	17
16,686	Electronic Arts, Inc.	2,165
159	Liberty Media Corp. - Liberty Formula One, Class - A(a)	11
10,604	Liberty Media Corp. - Liberty Formula One, Class - C(a)	798
5,655	Live Nation Entertainment, Inc.(a)	515
141	Madison Square Garden Sports Corp.	27
30,262	Netflix, Inc.(a)	13,329
178	Playtika Holding Corp.(a)	2
19,418	ROBLOX Corp., Class - A(a)	783
4,361	Roku, Inc.(a)	279
28,609	Spotify Technology SA(a)	4,594
8,556	Take-Two Interactive Software, Inc.(a)	1,260
62,709	The Walt Disney Co.(a)	5,598
78,560	Warner Bros. Discovery, Inc.(a)	985
326	World Wrestling Entertainment, Inc., Class - A	35
		32,575
	Financial Services — 4.74%
1,678	Affirm Holdings, Inc.(a)	26
77,515	Apollo Global Management, Inc.	5,954
50,622	Berkshire Hathaway, Inc., Class - B(a)	17,262
59,363	Block, Inc.(a)	3,952
608	Corebridge Financial, Inc.	11
12,725	Equitable Holdings, Inc.	345
358	Euronet Worldwide, Inc.(a)	42
91,896	Fidelity National Information Services, Inc.	5,027

Shares	Security Description	Value (000)
	Financial Services (continued)
106,441	Fiserv, Inc.(a)	$13,427
2,375	FleetCor Technologies, Inc.(a)	596
25,968	Global Payments, Inc.	2,558
90,737	Marqeta, Inc., Class - A(a)	442
60,184	Mastercard, Inc., Class - A	23,670
2,240	MGIC Investment Corp.	35
100,852	PayPal Holdings, Inc.(a)	6,730
860	Rocket Cos., Inc., Class - A(a)	8
383	Shift4 Payments, Inc., Class - A(a)	26
380	TFS Financial Corp.	5
2,823	The Western Union Co.	33
125,540	Toast, Inc., Class - A(a)	2,833
703	UWM Holdings Corp.	4
142,854	Visa, Inc., Class - A	33,926
738	Voya Financial, Inc.	53
330	WEX, Inc.(a)	60
		117,025
	Food Products — 1.25%
28,363	Archer-Daniels-Midland Co.	2,144
12,857	Bunge Ltd.	1,213
28,626	Campbell Soup Co.	1,309
46,993	Conagra Brands, Inc.	1,584
5,475	Darling Ingredients, Inc.(a)	349
1,421	Flowers Foods, Inc.	35
345	Freshpet, Inc.(a)	23
32,787	General Mills, Inc.	2,515
39,079	Hormel Foods Corp.	1,571
497	Ingredion, Inc.	53
25,732	Kellogg Co.	1,734
44,058	Lamb Weston Holdings, Inc.	5,066
19,948	McCormick & Co., Inc./MD	1,740
59,123	Mondelez International, Inc., Class - A	4,312
353	Pilgrim’s Pride Corp.(a)	8
409	Post Holdings, Inc.(a)	35
2	Seaboard Corp.	7
9,125	The Hershey Co.	2,278
11,082	The J.M. Smucker Co.	1,636
54,746	The Kraft Heinz Co.	1,944
27,409	Tyson Foods, Inc., Class - A	1,399
		30,955
	Gas Utilities — 0.09%
13,588	Atmos Energy Corp.	1,581
665	National Fuel Gas Co.	34
24,426	UGI Corp.	659
		2,274
	Ground Transportation — 1.17%
154	Avis Budget Group, Inc.(a)	35
32,441	Canadian Pacific Kansas City Ltd.	2,621

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Ground Transportation (continued)
201,367	CSX Corp.	$6,866
1,015	Hertz Global Holdings, Inc.(a)	19
4,432	JB Hunt Transport Services, Inc.	802
14,908	Knight-Swift Transportation Holdings, Inc.	829
271	Landstar System, Inc.	52
2,316	Lyft, Inc., Class - A(a)	22
9,311	Norfolk Southern Corp.	2,112
3,393	Old Dominion Freight Line, Inc.	1,255
346	Ryder System, Inc.	29
201	Saia, Inc.(a)	69
410	Schneider National, Inc., Class - B	12
213,562	Uber Technologies, Inc.(a)	9,218
68	U-Haul Holding Co.	4
3,134	U-Haul Holding Co.	159
23,624	Union Pacific Corp.	4,834
860	XPO, Inc.(a)	51
		28,989
	Health Care Equipment & Supplies — 2.13%
65,604	Abbott Laboratories	7,152
2,511	Align Technology, Inc.(a)	888
39,365	Baxter International, Inc.	1,794
13,970	Becton Dickinson & Co.	3,688
57,146	Boston Scientific Corp.(a)	3,091
12,243	DENTSPLY SIRONA, Inc.	490
21,745	Dexcom, Inc.(a)	2,795
20,769	Edwards Lifesciences Corp.(a)	1,959
384	Enovis Corp.(a)	25
1,234	Envista Holdings Corp.(a)	42
13,963	GE HealthCare Technologies, Inc.	1,134
585	Globus Medical, Inc.(a)	35
17,637	Hologic, Inc.(a)	1,428
153	ICU Medical, Inc.(a)	27
10,205	IDEXX Laboratories, Inc.(a)	5,125
217	Inspire Medical Systems, Inc.(a)	70
12,327	Insulet Corp.(a)	3,555
549	Integra LifeSciences Holdings Corp.(a)	23
15,565	Intuitive Surgical, Inc.(a)	5,322
1,649	Masimo Corp.(a)	271
53,018	Medtronic PLC	4,671
3,097	Novocure Ltd.(a)	129
270	Penumbra, Inc.(a)	93
403	QuidelOrtho Corp.(a)	33
6,900	ResMed, Inc.	1,507
274	Shockwave Medical, Inc.(a)	78
4,818	STERIS PLC	1,085
11,816	Stryker Corp.	3,605
484	Tandem Diabetes Care, Inc.(a)	12
2,285	Teleflex, Inc.	553

Shares	Security Description	Value (000)
	Health Care Equipment & Supplies (continued)
1,692	The Cooper Cos., Inc.	$648
9,054	Zimmer Biomet Holdings, Inc.	1,318
		52,646
	Health Care Providers & Services — 2.51%
675	Acadia Healthcare Co., Inc.(a)	54
1,974	agilon health, Inc.(a)	34
243	Amedisys, Inc.(a)	22
11,402	AmerisourceBergen Corp.	2,194
18,750	Cardinal Health, Inc.	1,773
31,260	Centene Corp.(a)	2,108
111	Chemed Corp.	60
56,954	CVS Health Corp.	3,938
11,007	DaVita, Inc.(a)	1,105
9,902	Elevance Health, Inc.	4,399
743	Encompass Health Corp.	50
10,333	HCA Healthcare, Inc.	3,135
12,776	Henry Schein, Inc.(a)	1,037
6,162	Humana, Inc.	2,756
6,357	Laboratory Corporation of America Holdings	1,534
7,079	McKesson Corp.	3,026
4,500	Molina Healthcare, Inc.(a)	1,356
893	Premier, Inc., Class - A	25
11,967	Quest Diagnostics, Inc.	1,682
1,155	R1 RCM, Inc.(a)	21
762	Tenet Healthcare Corp.(a)	62
13,133	The Cigna Group	3,686
57,138	UnitedHealth Group, Inc.	27,462
2,168	Universal Health Services, Inc., Class - B	342
		61,861
	Health Care REITs — 0.47%
83,833	CareTrust REIT, Inc.	1,665
49,757	Healthcare Realty Trust, Inc.	938
36,103	Healthpeak Properties, Inc.	725
31,705	Medical Properties Trust, Inc.	294
1,782	Omega Healthcare Investors, Inc.	55
64,571	Ventas, Inc.	3,053
61,248	Welltower, Inc.	4,954
		11,684
	Health Care Technology — 0.19%
881	Certara, Inc.(a)	16
848	Doximity, Inc., Class - A(a)	29
1,218	Teladoc Health, Inc.(a)	31
23,787	Veeva Systems, Inc., Class - A(a)	4,703
		4,779
	Hotel & Resort REITs — 0.07%
23,979	Host Hotels & Resorts, Inc.	403
1,690	Park Hotels & Resorts, Inc.	22
15,140	Ryman Hospitality Properties, Inc.	1,407
		1,832

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hotels, Restaurants & Leisure — 2.25%
21,800	Airbnb, Inc., Class - A(a)	$2,794
8,358	Aramark	360
1,300	Booking Holdings, Inc.(a)	3,511
555	Boyd Gaming Corp.	39
7,642	Caesars Entertainment, Inc.(a)	389
35,286	Carnival Corp.(a)	664
3,177	Chipotle Mexican Grill, Inc.(a)	6,796
17,717	Choice Hotels International, Inc.	2,082
541	Churchill Downs, Inc.	75
4,118	Darden Restaurants, Inc.	688
4,043	Domino’s Pizza, Inc.	1,362
8,951	DoorDash, Inc., Class - A(a)	684
3,159	DraftKings, Inc.(a)	84
48,178	Expedia Group, Inc.(a)	5,270
9,054	Hilton Worldwide Holdings, Inc.	1,318
10,784	Hyatt Hotels Corp., Class - A	1,236
11,710	Las Vegas Sands Corp.(a)	680
12,527	Marriott International, Inc., Class - A	2,300
284	Marriott Vacations Worldwide Corp.	35
28,357	McDonald’s Corp.	8,461
10,402	MGM Resorts International	457
3,172	Norwegian Cruise Line Holdings Ltd.(a)	69
1,172	Penn Entertainment, Inc.(a)	28
58,213	Planet Fitness, Inc., Class - A(a)	3,926
7,917	Royal Caribbean Cruises Ltd.(a)	822
39,281	Starbucks Corp.	3,891
505	Texas Roadhouse, Inc.	57
1,293	The Wendy’s Co.	28
560	Travel + Leisure Co.	23
1,333	Vail Resorts, Inc.	336
226	Wingstop, Inc.	45
635	Wyndham Hotels & Resorts, Inc.	44
47,614	Wynn Resorts Ltd.	5,028
14,828	Yum! Brands, Inc.	2,054
		55,636
	Household Durables — 0.67%
61,822	D.R. Horton, Inc.	7,523
5,265	Garmin Ltd.	549
1,009	Leggett & Platt, Inc.	30
11,402	Lennar Corp., Class - A	1,429
112	Lennar Corp., Class - B	13
16,091	Meritage Homes Corp.	2,289
1,890	Mohawk Industries, Inc.(a)	195
2,863	Newell Brands, Inc.	25
109	NVR, Inc.(a)	692
7,545	PulteGroup, Inc.	586
1,261	Tempur Sealy International, Inc.	51

Shares	Security Description	Value (000)
	Household Durables (continued)
836	Toll Brothers, Inc.	$66
242	TopBuild Corp.(a)	64
80,685	Tri Pointe Homes, Inc.(a)	2,651
1,855	Whirlpool Corp.	276
		16,439
	Household Products — 0.93%
20,150	Church & Dwight Co., Inc.	2,020
40,946	Colgate-Palmolive Co.	3,154
19,485	Kimberly-Clark Corp.	2,690
412	Reynolds Consumer Products, Inc.	12
302	Spectrum Brands Holdings, Inc.	24
11,048	The Clorox Co.	1,757
87,981	The Procter & Gamble Co.	13,350
		23,007
	Independent Power and Renewable Electricity Producers — 0.05%
968	Brookfield Renewable Corp., Class - A	31
261	Clearway Energy, Inc., Class - A	7
618	Clearway Energy, Inc., Class - C	18
22,305	The AES Corp.	462
29,886	Vistra Corp.	784
		1,302
	Industrial Conglomerates — 0.65%
25,745	3M Co.	2,577
76,320	General Electric Co.	8,384
24,053	Honeywell International, Inc.	4,991
		15,952
	Industrial REITs — 0.64%
2,038	Americold Realty Trust, Inc.	66
14,549	EastGroup Properties, Inc.	2,525
999	First Industrial Realty Trust, Inc.	53
54,996	Plymouth Industrial REIT, Inc.	1,266
95,452	Prologis, Inc.	11,706
1,483	Rexford Industrial Realty, Inc.	77
1,356	STAG Industrial, Inc.	49
		15,742
	Insurance — 2.41%
27,588	Aflac, Inc.	1,926
4,860	American Financial Group, Inc.	577
25,175	American International Group, Inc.	1,448
8,776	Aon PLC, Class - A	3,029
19,720	Arch Capital Group Ltd.(a)	1,476
27,372	Arthur J. Gallagher & Co.	6,011
7,182	Assurant, Inc.	903
437	Assured Guaranty Ltd.	24
590	Axis Capital Holdings Ltd.	32
514	Brighthouse Financial, Inc.(a)	24
12,066	Brown & Brown, Inc.	830

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Insurance (continued)
17,722	Chubb Ltd.	$3,413
7,283	Cincinnati Financial Corp.	709
207	CNA Financial Corp.	8
4,221	Erie Indemnity Co., Class - A	886
3,297	Everest Re Group Ltd.	1,127
8,828	Fidelity National Financial, Inc.	318
765	First American Financial Corp.	44
6,377	Globe Life, Inc.	699
482	Kemper Corp.	23
165	Kinsale Capital Group, Inc.	62
1,287	Lincoln National Corp.	33
12,307	Loews Corp.	731
2,992	Markel Group, Inc.(a)	4,139
65,032	Marsh & McLennan Cos., Inc.	12,232
22,500	MetLife, Inc.	1,271
2,054	Old Republic International Corp.	52
278	Primerica, Inc.	55
8,222	Principal Financial Group, Inc.	623
12,593	Prudential Financial, Inc.	1,111
507	Reinsurance Group of America, Inc.	70
374	RenaissanceRe Holdings Ltd.	70
304	RLI Corp.	41
692	Ryan Specialty Holdings, Inc.(a)	31
15,635	The Allstate Corp.	1,705
268	The Hanover Insurance Group, Inc.	30
17,103	The Hartford Financial Services Group, Inc.	1,232
26,975	The Progressive Corp.	3,570
12,391	The Travelers Cos., Inc.	2,152
1,503	Unum Group	72
19,807	W.R. Berkley Corp.	1,180
19	White Mountains Insurance Group Ltd.	26
23,312	Willis Towers Watson PLC	5,491
		59,486
	Interactive Media & Services — 4.18%
296,708	Alphabet, Inc., Class - A(a)	35,516
203,436	Alphabet, Inc., Class - C(a)	24,609
472,808	Auto Trader Group PLC	3,671
583	IAC, Inc.(a)	37
9,540	Match Group, Inc.(a)	399
101,371	Meta Platforms, Inc., Class - A(a)	29,091
201,206	Pinterest, Inc., Class - A(a)	5,501
60,738	Scout24 SE	3,848
27,944	Snap, Inc., Class - A(a)	331
775	TripAdvisor, Inc.(a)	13
9,983	ZoomInfo Technologies, Inc.(a)	254
		103,270

Shares	Security Description	Value (000)
	IT Services — 1.21%
21,676	Accenture PLC, Class - A	$6,688
12,246	Akamai Technologies, Inc.(a)	1,101
901	Amdocs Ltd.	89
9,657	Cloudflare, Inc., Class - A(a)	631
17,466	Cognizant Technology Solutions Corp., Class - A	1,141
1,745	DXC Technology Co.(a)	47
1,959	EPAM Systems, Inc.(a)	440
2,697	Gartner, Inc.(a)	945
309	Globant SA(a)	56
60,526	GoDaddy, Inc., Class - A(a)	4,547
38,139	International Business Machines Corp.	5,103
1,550	Kyndryl Holdings, Inc.(a)	21
4,172	MongoDB, Inc.(a)	1,714
5,149	Okta, Inc.(a)	358
15,588	Snowflake, Inc., Class - A(a)	2,743
6,246	Twilio, Inc., Class - A(a)	397
16,545	VeriSign, Inc.(a)	3,738
		29,759
	Leisure Products — 0.03%
548	Brunswick Corp.	47
7,193	Hasbro, Inc.	467
2,666	Mattel, Inc.(a)	52
2,337	Peloton Interactive, Inc., Class - A(a)	18
417	Polaris, Inc.	50
654	YETI Holdings, Inc.(a)	25
		659
	Life Sciences Tools & Services — 2.33%
698	10X Genomics, Inc., Class - A(a)	39
54,280	Agilent Technologies, Inc.	6,527
22,511	Avantor, Inc.(a)	463
518	Azenta, Inc.(a)	24
717	Bio-Rad Laboratories, Inc., Class - A(a)	271
5,244	Bio-Techne Corp.	428
813	Bruker Corp.	60
1,818	Charles River Laboratories International, Inc.(a)	382
51,186	Danaher Corp.	12,286
40,264	Eurofins Scientific SE	2,558
616	ICON PLC(a)	154
5,420	Illumina, Inc.(a)	1,017
27,125	IQVIA Holdings, Inc.(a)	6,097
833	Maravai LifeSciences Holdings, Inc., Class - A(a)	10
176	Medpace Holdings, Inc.(a)	42
3,477	Mettler-Toledo International, Inc.(a)	4,560
1,720	QIAGEN N.V.(a)	77
1,823	Repligen Corp.(a)	258
27,518	Revvity, Inc.	3,269
13,422	Sartorius Stedim Biotech	3,352

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
750	Sotera Health Co.(a)	$14
777	Syneos Health, Inc.(a)	33
26,810	Thermo Fisher Scientific, Inc.	13,989
2,520	Waters Corp.(a)	671
2,549	West Pharmaceutical Services, Inc.	975
		57,556
	Machinery — 1.26%
471	AGCO Corp.	62
699	Allison Transmission Holdings, Inc.	39
19,253	Caterpillar, Inc.	4,738
7,386	CNH Industrial N.V.	106
357	Crane Co.	32
357	Crane NXT Co.	20
6,625	Cummins, Inc.	1,624
10,488	Deere & Co.	4,251
921	Donaldson Co., Inc.	58
4,741	Dover Corp.	700
430	Esab Corp.	29
987	Flowserve Corp.	37
12,419	Fortive Corp.	929
912	Gates Industrial Corp. PLC(a)	12
8,027	Graco, Inc.	694
15,505	IDEX Corp.	3,337
11,813	Illinois Tool Works, Inc.	2,955
13,915	Ingersoll Rand, Inc.	909
633	ITT, Inc.	59
425	Lincoln Electric Holdings, Inc.	84
1,793	Nordson Corp.	445
498	Oshkosh Corp.	43
18,497	Otis Worldwide Corp.	1,646
25,585	PACCAR, Inc.	2,140
4,398	Parker-Hannifin Corp.	1,716
5,480	Pentair PLC	354
214	RBC Bearings, Inc.(a)	47
3,495	Snap-on, Inc.	1,007
5,441	Stanley Black & Decker, Inc.	509
406	The Middleby Corp.(a)	60
464	The Timken Co.	42
8,451	The Toro Co.	859
6,065	Westinghouse Air Brake Technologies Corp.	665
8,187	Xylem, Inc.	922
		31,130
	Marine Transportation — 0.00%
453	Kirby Corp.(a)	35
	Media — 0.83%
44	Cable One, Inc.	29
4,682	Charter Communications, Inc., Class - A(a)	1,720

Shares	Security Description	Value (000)
	Media (continued)
252,043	Comcast Corp., Class - A	$10,471
1,900	DISH Network Corp., Class - A(a)	13
31,106	Fox Corp., Class - A	1,058
24,948	Fox Corp., Class - B	796
132	Liberty Broadband Corp., Class - A(a)	11
7,850	Liberty Broadband Corp., Class - C(a)	628
10,872	Liberty Media Corp. - Liberty SiriusXM, Class - A(a)	357
14,096	Liberty Media Corp. - Liberty SiriusXM, Class - C(a)	461
12,414	News Corp., Class - A	242
897	News Corp., Class - B	18
258	Nexstar Media Group, Inc., Class - A	43
11,079	Omnicom Group, Inc.	1,054
70	Paramount Global, Class - A	1
17,106	Paramount Global, Class - B	273
213,618	Sirius XM Holdings, Inc. ^^	968
13,398	The Interpublic Group of Cos., Inc.	517
1,232	The New York Times Co., Class - A	49
22,219	The Trade Desk, Inc., Class - A(a)	1,715
		20,424
	Metals & Mining — 0.48%
5,729	Alcoa Corp.	195
16,957	Cleveland-Cliffs, Inc.(a)	284
159,061	Freeport-McMoRan, Inc.	6,364
785	MP Materials Corp.(a)	18
49,814	Newmont Corp.	2,125
8,643	Nucor Corp.	1,417
2,665	Reliance Steel & Aluminum Co.	723
497	Royal Gold, Inc.	57
648	Southern Copper Corp.	46
1,562	SSR Mining, Inc.	22
5,659	Steel Dynamics, Inc.	616
1,703	United States Steel Corp.	43
		11,910
	Mortgage Real Estate Investment Trusts — 0.03%
4,327	AGNC Investment Corp.	44
31,342	Annaly Capital Management, Inc.	627
3,639	Rithm Capital Corp.	34
2,215	Starwood Property Trust, Inc.	43
		748
	Multi-Utilities — 0.88%
20,757	Ameren Corp.	1,696
50,223	CenterPoint Energy, Inc.	1,464
52,846	CMS Energy Corp.	3,105
23,286	Consolidated Edison, Inc.	2,105
48,441	Dominion Energy, Inc.	2,508
15,635	DTE Energy Co.	1,720

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Multi-Utilities (continued)
48,953	NiSource, Inc.	$1,339
30,957	Public Service Enterprise Group, Inc.	1,938
16,543	Sempra Energy	2,409
38,162	WEC Energy Group, Inc.	3,367
		21,651
	Office REITs — 0.08%
8,103	Alexandria Real Estate Equities, Inc.	920
5,436	Boston Properties, Inc.	313
26,611	Corporate Office Properties Trust	631
1,145	Cousins Properties, Inc.	26
788	Highwoods Properties, Inc.	19
881	Kilroy Realty Corp.	27
1,338	Vornado Realty Trust	24
		1,960
	Oil, Gas & Consumable Fuels — 2.28%
2,550	Antero Midstream Corp.	30
2,151	Antero Resources Corp.(a)	50
10,401	APA Corp.	355
12,832	Cheniere Energy, Inc.	1,954
9,962	Chesapeake Energy Corp.	834
65,462	Chevron Corp.	10,301
43,415	ConocoPhillips	4,498
56,015	Coterra Energy, Inc.	1,417
22,342	Devon Energy Corp.	1,080
5,923	Diamondback Energy, Inc.	778
735	DT Midstream, Inc.	36
20,165	EOG Resources, Inc.	2,308
15,959	EQT Corp.	657
145,467	Exxon Mobil Corp.	15,602
9,494	Hess Corp.	1,291
4,911	HF Sinclair Corp.	219
108,286	Kinder Morgan, Inc.	1,864
21,807	Marathon Oil Corp.	502
15,153	Marathon Petroleum Corp.	1,767
418	New Fortress Energy, Inc.	11
24,496	Occidental Petroleum Corp.	1,440
15,343	ONEOK, Inc.	947
8,307	Ovintiv, Inc.	316
666	PDC Energy, Inc.	47
18,344	Phillips 66	1,749
8,013	Pioneer Natural Resources Co.	1,660
1,786	Range Resources Corp.	53
8,345	Southwestern Energy Co.(a)	50
7,440	Targa Resources Corp.	567
208	Texas Pacific Land Corp.	274
65,635	The Williams Cos., Inc.	2,142
13,522	Valero Energy Corp.	1,586
		56,385

Shares	Security Description	Value (000)
	Paper & Forest Products — 0.00%
485	Louisiana-Pacific Corp.	$36
	Passenger Airlines — 0.04%
949	Alaska Air Group, Inc.(a)	50
4,899	American Airlines Group, Inc.(a)	88
9,435	Delta Air Lines, Inc.(a)	449
8,726	Southwest Airlines Co.	316
2,474	United Airlines Holdings, Inc.(a)	136
		1,039
	Personal Care Products — 0.11%
2,665	Coty, Inc., Class - A(a)	33
11,800	L’Oreal SA, ADR	1,101
943	Olaplex Holdings, Inc.(a)	4
7,940	The Estee Lauder Cos., Inc.	1,559
		2,697
	Pharmaceuticals — 2.73%
17,260	AstraZeneca PLC, ADR	1,235
88,619	Bristol-Myers Squibb Co.	5,668
6,264	Catalent, Inc.(a)	272
3,702	Elanco Animal Health, Inc.(a)	37
36,945	Eli Lilly & Co.	17,327
7,337	Jazz Pharmaceuticals PLC(a)	909
96,349	Johnson & Johnson	15,948
97,145	Merck & Co., Inc.	11,209
11,163	Novo Nordisk A/S, ADR	1,807
1,927	Organon & Co.	40
1,019	Perrigo Co. PLC	35
222,812	Pfizer, Inc.	8,173
33,088	Royalty Pharma PLC, Class - A	1,017
80,369	Viatris, Inc.	801
16,686	Zoetis, Inc.	2,873
		67,351
	Professional Services — 2.04%
1,504	Adyen N.V.(a)	2,604
61,391	Adyen N.V., ADR(a)	1,061
15,135	Automatic Data Processing, Inc.	3,327
14,361	Booz Allen Hamilton Holding Corp.	1,603
5,579	Broadridge Financial Solutions, Inc.	925
171	CACI International, Inc., Class - A(a)	58
94,554	Ceridian HCM Holding, Inc.(a)	6,333
12,499	Clarivate PLC(a)	119
322	Concentrix Corp.	26
63,164	CoStar Group, Inc.(a)	5,621
1,907	Dun & Bradstreet Holdings, Inc.	22
4,219	Equifax, Inc.	993
256	FTI Consulting, Inc.(a)	49
1,353	Genpact Ltd.	51
7,422	Jack Henry & Associates, Inc.	1,242
5,388	Jacobs Solutions, Inc.	641

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Professional Services (continued)
68,156	KBR, Inc.	$4,434
16,443	Leidos Holdings, Inc.	1,455
381	ManpowerGroup, Inc.	30
11,128	Paychex, Inc.	1,245
24,033	Paycom Software, Inc.	7,719
461	Paycor HCM, Inc.(a)	11
18,005	Paylocity Holding Corp.(a)	3,322
3,588	Robert Half International, Inc.	270
417	Science Applications International Corp.	47
7,649	SS&C Technologies Holdings, Inc.	464
64,298	TransUnion	5,036
6,866	Verisk Analytics, Inc., Class - A	1,552
		50,260
	Real Estate Management & Development — 0.29%
18,446	CBRE Group, Inc., Class - A(a)	1,489
26,811	Corp. Inmobiliaria Vesta Sab de CV, ADR(a)	864
362	Jones Lang LaSalle, Inc.(a)	56
254	The Howard Hughes Corp.(a)	20
427	Zillow Group, Inc., Class - A(a)	21
92,314	Zillow Group, Inc., Class - C(a)	4,640
		7,090
	Residential REITs — 1.61%
170,691	American Homes 4 Rent, Class - A	6,051
22,520	Apartment Income REIT Corp.	813
53,463	AvalonBay Communities, Inc.	10,120
10,079	Camden Property Trust	1,098
14,993	Equity LifeStyle Properties, Inc.	1,003
50,144	Equity Residential	3,307
4,299	Essex Property Trust, Inc.	1,007
40,391	Independence Realty Trust, Inc.	736
101,792	Invitation Homes, Inc.	3,501
8,255	Mid-America Apartment Communities, Inc.	1,253
45,311	Sun Communities, Inc.	5,911
83,455	UDR, Inc.	3,586
79,626	Veris Residential, Inc.(a)	1,278
		39,664
	Retail REITs — 0.55%
23,215	Agree Realty Corp.	1,518
107,940	Brixmor Property Group, Inc.	2,375
43,612	Getty Realty Corp.	1,475
20,577	Kimco Realty Corp.	405
1,373	NNN REIT, Inc.	59
36,411	Phillips Edison & Co., Inc.	1,241
35,300	Realty Income Corp.	2,111
5,660	Regency Centers Corp.	349
24,622	Simon Property Group, Inc.	2,843
1,055	Spirit Realty Capital, Inc.	42

Shares	Security Description	Value (000)
	Retail REITs (continued)
55,247	Tanger Factory Outlet Centers, Inc.	$1,219
		13,637
	Semiconductors & Semiconductor Equipment — 5.74%
121,805	Advanced Micro Devices, Inc.(a)	13,875
503	Allegro MicroSystems, Inc.(a)	23
38,907	Analog Devices, Inc.	7,580
61,805	Applied Materials, Inc.	8,933
5,375	ASML Holding N.V., NYS	3,895
16,982	Broadcom, Inc.	14,732
416	Cirrus Logic, Inc.(a)	34
4,656	Enphase Energy, Inc.(a)	779
5,101	Entegris, Inc.	566
3,611	First Solar, Inc.(a)	686
592	GLOBALFOUNDRIES, Inc.(a)	38
143,170	Intel Corp.	4,788
4,743	KLA Corp.	2,300
4,625	Lam Research Corp.	2,974
4,873	Lattice Semiconductor Corp.(a)	468
29,364	Marvell Technology, Inc.	1,755
18,722	Microchip Technology, Inc.	1,677
44,230	Micron Technology, Inc.	2,791
501	MKS Instruments, Inc.	54
1,545	Monolithic Power Systems, Inc.	834
125,154	NVIDIA Corp.	52,945
6,949	NXP Semiconductors N.V.	1,422
14,805	ON Semiconductor Corp.(a)	1,400
3,503	Qorvo, Inc.(a)	357
38,269	QUALCOMM, Inc.	4,555
5,607	Skyworks Solutions, Inc.	620
1,492	SolarEdge Technologies, Inc.(a)	401
46,381	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,681
5,487	Teradyne, Inc.	611
31,320	Texas Instruments, Inc.	5,638
353	Universal Display Corp.	51
4,074	Wolfspeed, Inc.(a)	227
		141,690
	Software — 11.11%
32,568	Adobe, Inc.(a)	15,926
455	Alteryx, Inc., Class - A(a)	21
13,761	ANSYS, Inc.(a)	4,545
33,964	Appfolio, Inc., Class - A(a)	5,847
1,660	AppLovin Corp., Class - A(a)	43
918	Aspen Technology, Inc.(a)	154
5,110	Atlassian Corp., Class - A(a)	858
7,371	Autodesk, Inc.(a)	1,508
7,197	Bentley Systems, Inc., Class - B	391
3,448	BILL Holdings, Inc.(a)	403
20,848	Black Knight, Inc.(a)	1,245

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
13,490	Cadence Design Systems, Inc.(a)	$3,163
1,519	CCC Intelligent Solutions Holdings, Inc.(a)	17
1,398	Confluent, Inc., Class - A(a)	49
11,952	Crowdstrike Holdings, Inc., Class - A(a)	1,756
56,963	Dassault Systemes SE	2,524
8,725	Datadog, Inc., Class - A(a)	858
7,183	DocuSign, Inc.(a)	367
449	Dolby Laboratories, Inc., Class - A	38
849	DoubleVerify Holdings, Inc.(a)	33
8,947	Dropbox, Inc., Class - A(a)	239
7,352	Dynatrace, Inc.(a)	378
587	Elastic N.V.(a)	38
851	Fair Isaac Corp.(a)	689
73,618	Five9, Inc.(a)	6,070
22,796	Fortinet, Inc.(a)	1,723
63,655	Gen Digital, Inc.	1,181
369	Gitlab, Inc., Class - A(a)	19
622	Guidewire Software, Inc.(a)	47
701	HashiCorp, Inc., Class - A(a)	18
1,601	HubSpot, Inc.(a)	852
279	Informatica, Inc., Class - A(a)	5
19,040	Intuit, Inc.	8,724
23,927	Kinaxis, Inc.(a)	3,419
471	Manhattan Associates, Inc.(a)	94
350,388	Microsoft Corp.	119,320
102,767	Money Forward, Inc.	4,098
528	nCino, Inc.(a)	16
974	NCR Corp.(a)	25
404	New Relic, Inc.(a)	26
1,742	Nutanix, Inc., Class - A(a)	49
100,548	Oracle Corp.	11,975
62,262	Palantir Technologies, Inc., Class - A(a)	954
30,939	Palo Alto Networks, Inc.(a)	7,906
314	Pegasystems, Inc.	15
47,144	Procore Technologies, Inc.(a)	3,068
3,768	PTC, Inc.(a)	536
646	RingCentral, Inc., Class - A(a)	21
11,532	Roper Technologies, Inc.	5,544
62,673	Salesforce, Inc.(a)	13,241
1,448	SentinelOne, Inc., Class - A(a)	22
17,451	ServiceNow, Inc.(a)	9,806
964	Smartsheet, Inc., Class - A(a)	37
5,323	Splunk, Inc.(a)	565
5,224	Synopsys, Inc.(a)	2,274
776	Teradata Corp.(a)	41
34,796	The Descartes Systems Group, Inc.(a)	2,788
929,184	The Sage Group PLC	10,913
13,889	Tyler Technologies, Inc.(a)	5,784

Shares	Security Description	Value (000)
	Software (continued)
13,299	UiPath, Inc., Class - A(a)	$220
8,469	Unity Software, Inc.(a)	367
7,926	VMware, Inc., Class - A(a)	1,139
28,377	Workday, Inc., Class - A(a)	6,410
40,874	Xero Ltd.(a)	3,274
8,344	Zoom Video Communications, Inc., Class - A(a)	567
3,053	Zscaler, Inc.(a)	446
		274,689
	Specialized REITs — 1.78%
28,203	American Tower Corp.	5,470
20,302	Crown Castle, Inc.	2,313
41,624	CubeSmart	1,859
19,087	Digital Realty Trust, Inc.	2,173
18,432	EPR Properties	862
17,857	Equinix, Inc.	14,000
7,735	Extra Space Storage, Inc.	1,152
20,035	Gaming and Leisure Properties, Inc.	970
42,788	Iron Mountain, Inc.	2,431
656	Lamar Advertising Co., Class - A	65
6,048	Life Storage, Inc.	804
603	National Storage Affiliates Trust	21
19,127	Public Storage	5,583
1,105	Rayonier, Inc.	35
6,352	SBA Communications Corp.	1,472
121,214	VICI Properties, Inc.	3,809
25,819	Weyerhaeuser Co.	866
		43,885
	Specialty Retail — 1.58%
5,529	Advance Auto Parts, Inc.	389
230	AutoNation, Inc.(a)	38
974	AutoZone, Inc.(a)	2,429
7,383	Bath & Body Works, Inc.	277
6,776	Best Buy Co., Inc.	556
2,201	Burlington Stores, Inc.(a)	347
5,455	CarMax, Inc.(a)	456
2,444	Chewy, Inc., Class - A(a)	96
2,206	Dick’s Sporting Goods, Inc.	292
414	Five Below, Inc.(a)	81
783	Floor & Decor Holdings, Inc., Class - A(a)	81
2,036	GameStop Corp., Class - A(a)	49
206	Lithia Motors, Inc., Class - A	63
20,968	Lowe’s Cos., Inc.	4,733
149	Murphy USA, Inc.	46
4,108	O’Reilly Automotive, Inc.(a)	3,923
152	Penske Automotive Group, Inc.	25
610	Petco Health & Wellness Co., Inc.(a)	5
123	Restoration Hardware Co.(a)	41
11,690	Ross Stores, Inc.	1,311
1,475	The Gap, Inc.	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Specialty Retail (continued)
38,522	The Home Depot, Inc.	$11,966
104,331	The TJX Cos., Inc.	8,847
6,065	Tractor Supply Co.	1,341
3,025	Ulta Beauty, Inc.(a)	1,423
1,302	Valvoline, Inc.	49
615	Victoria’s Secret & Co.(a)	11
598	Wayfair, Inc., Class - A(a)	39
503	Williams-Sonoma, Inc.	63
		38,990
	Technology Hardware, Storage & Peripherals — 5.03%
622,632	Apple, Inc.	120,773
7,176	Dell Technologies, Inc., Class - C	388
44,421	Hewlett Packard Enterprise Co.	746
30,252	HP, Inc.	929
7,544	NetApp, Inc.	576
2,163	Pure Storage, Inc., Class - A(a)	80
5,214	Seagate Technology Holdings PLC	323
10,619	Western Digital Corp.(a)	402
		124,217
	Textiles, Apparel & Luxury Goods — 0.49%
930	Capri Holdings Ltd.(a)	33
283	Carter’s, Inc.	21
273	Columbia Sportswear Co.	21
459	Crocs, Inc.(a)	52
878	Deckers Outdoor Corp.(a)	464
8,298	Lululemon Athletica, Inc.(a)	3,141
12,495	LVMH Moet Hennessy Louis Vuitton SE, ADR	2,359
50,034	NIKE, Inc., Class - B	5,521
478	PVH Corp.	41
307	Ralph Lauren Corp.	38
1,015	Skechers USA, Inc., Class - A(a)	53
1,791	Tapestry, Inc.	77
1,429	Under Armour, Inc., Class - A(a)	10
1,440	Under Armour, Inc., Class - C(a)	10
12,203	V.F. Corp.	233
		12,074
	Tobacco — 0.41%
84,173	Altria Group, Inc.	3,813
64,233	Philip Morris International, Inc.	6,270
		10,083
	Trading Companies & Distributors — 0.69%
68,617	AerCap Holdings N.V.(a)	4,359
788	Air Lease Corp.	33
640	Core & Main, Inc., Class - A(a)	20
53,921	Fastenal Co.	3,181
37,582	Ferguson PLC	5,912
350	MSC Industrial Direct Co., Inc.	33

Shares	Security Description	Value (000)
	Trading Companies & Distributors (continued)
337	SiteOne Landscape Supply, Inc.(a)	$56
2,375	United Rentals, Inc.	1,058
1,172	Univar Solutions, Inc.(a)	42
2,327	W.W. Grainger, Inc.	1,835
1,120	Watsco, Inc.	427
338	WESCO International, Inc.	61
		17,017
	Water Utilities — 0.11%
12,145	American Water Works Co., Inc.	1,733
27,506	Essential Utilities, Inc.	1,098
		2,831
	Wireless Telecommunication Services — 0.32%
57,335	T-Mobile US, Inc.(a)	7,964
	Total Common Stocks	2,276,127
	Contingent Right — 0.00%
	Biotechnology — 0.00%
14	Oncternal Therapeutics, Inc. CVR, 12/31/49(a)(b)(c)	—
	Total Contingent Right	—
	Exchange-Traded Funds — 4.11%
1,573,200	Invesco S&P 500 Low Volatility ETF	98,813
5,115	iShares Russell 1000 ETF	1,247
3,015	SPDR S&P 500 ETF Trust	1,336
	Total Exchange-Traded Funds	101,396
	Investment Companies — 2.95%
1,274,261	Federated Hermes Treasury Obligations Fund, Institutional Shares, 4.75%^^(d)	1,274
71,693,109	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.97%(d)	71,693
	Total Investment Companies	72,967
	Total Investments (cost $1,683,402) — 99.23%	2,450,490
	Other assets in excess of liabilities — 0.77%	18,911
	Net Assets — 100.00%	$2,469,401

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2023.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2023.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	Security was valued using significant unobservable inputs as of June 30, 2023.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional U.S. Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2023

(d)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The Institutional U.S. Equity Portfolio	Echo Street Capital Management LLC	Jennison Associates, LLC	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	Wellington Management Company, LLP	HC Capital Solutions	RhumbLine	Total
Common Stocks	12.06%	3.95%	60.88%	—	2.69%	—	12.59%	92.17%
Contingent Right	—	—	0.00%	—	—	—	—	0.00%
Exchange-Traded Funds	0.06%	—	—	4.00%	—	—	0.05%	4.11%
Investment Companies	—	0.01%	0.05%	2.86%	0.02%	—	0.01%	2.95%
Other Assets (Liabilities)	0.04%	—	0.28%	0.41%	—	0.02%	0.02%	0.77%
Total Net Assets	12.16%	3.96%	61.21%	7.27%	2.71%	0.02%	12.67%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2023.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	593	9/15/23	$133,077	$4,243
Russell 2000 Mini Index Future	24	9/15/23	2,284	17
			$135,361	$4,260
	Total Unrealized Appreciation			$4,260
	Total Unrealized Depreciation			—
	Total Net Unrealized Appreciation/(Depreciation)			$4,260

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks — 98.83%
	Aerospace & Defense — 0.74%
347	AAR Corp.(a)	$20
89	Aerojet Rocketdyne Holdings, Inc.(a)	5
176	AeroVironment, Inc.(a)	18
700	Curtiss-Wright Corp.	129
9,052	Kratos Defense & Security Solutions, Inc.(a)	129
64	Moog, Inc., Class - A	7
4,770	Triumph Group, Inc.(a)	59
1,254	V2X, Inc.(a)	62
32,159	Virgin Galactic Holdings, Inc.^(a)	125
		554
	Air Freight & Logistics — 0.06%
586	Hub Group, Inc., Class - A(a)	47
	Automobile Components — 1.64%
1,571	Adient PLC(a)	60
2,008	American Axle & Manufacturing Holdings, Inc.(a)	17
25,347	Dana, Inc.	431
554	Dorman Products, Inc.	44
739	Gentherm, Inc.(a)	42
10,286	Modine Manufacturing Co.(a)	340
930	Patrick Industries, Inc.	74
817	Stoneridge, Inc.(a)	15
1,818	The Goodyear Tire & Rubber Co.(a)	25
872	Visteon Corp.(a)	125
522	Winnebago Industries, Inc.	35
290	XPEL, Inc.(a)	24
		1,232
	Banks — 7.68%
1,715	Ameris Bancorp	59
1,712	Axos Financial, Inc.(a)	68
813	Banc of California, Inc.	9
1,048	BancFirst Corp.	96
6,654	BankUnited, Inc.	143
1,471	Bankwell Financial Group, Inc.	36
1,823	Banner Corp.	80
2,204	BCB Bancorp, Inc.	26
4,171	Berkshire Hills Bancorp, Inc.	86
418	Byline Bancorp, Inc.	8
5,139	Cadence Bank	101
2,951	Cathay General Bancorp	95
1,054	Central Valley Community Bancorp	16
3,735	Columbia Banking System, Inc.	76
3,488	Columbia Financial, Inc.(a)	60
2,630	ConnectOne Bancorp, Inc.	44
777	Cullen/Frost Bankers, Inc.	84
9,064	CVB Financial Corp.	120
2,962	Eastern Bankshares, Inc.	36

Shares	Security Description	Value (000)
	Banks (continued)
738	Enterprise Financial Services Corp.	$29
5,725	FB Financial Corp.	161
952	First Bancorp	28
24,739	First Bancorp	302
2,341	First Bank	24
4,298	First Busey Corp.	86
14,222	First Commonwealth Financial Corp.	180
3,478	First Financial Bancorp	71
5,034	First Horizon Corp.	57
6,998	First Merchants Corp.	198
6,458	Fulton Financial Corp.	77
3,205	Hancock Whitney Corp.	123
868	Hilltop Holdings, Inc.	27
24,005	HomeStreet, Inc.	142
4,173	Hope Bancorp, Inc.	35
3,570	Independent Bank Corp.	159
1,662	Independent Bank Group, Inc.	57
129	International Bancshares Corp.	6
441	Lakeland Financial Corp.	21
2,021	Live Oak Bancshares, Inc.	53
1,295	Midland States Bancorp, Inc.	26
907	National Bank Holdings Corp., Class - A	26
468	NBT Bancorp, Inc.	15
2,678	New York Community Bancorp, Inc.	30
1,622	Northrim BanCorp, Inc.	64
3,649	OFG Bancorp	95
2,194	Old Second Bancorp, Inc.	29
1,149	Orrstown Financial Services, Inc.	22
2,911	Pacific Premier Bancorp, Inc.	60
780	Park National Corp.	80
155	Pathward Financial, Inc.	7
3,037	Peoples Bancorp, Inc.	81
1,889	Pinnacle Financial Partners, Inc.	107
4,394	Popular, Inc.	266
3,750	Provident Bancorp, Inc.	31
3,124	Provident Financial Services, Inc.	51
6,048	Sandy Spring Bancorp, Inc.	137
990	ServisFirst Bancshares, Inc.	41
3,067	Stellar Bancorp, Inc.	70
3,405	Sterling Bancorp, Inc.(a)	19
1,311	Stock Yards Bancorp, Inc.	59
510	Texas Capital Bancshares, Inc.(a)	26
19,123	The Bancorp, Inc.(a)	625
2,444	The Bank of N.T. Butterfield & Son Ltd.	67
3,235	Towne Bank	75
2,880	TriCo Bancshares	96
240	Triumph Financial, Inc.(a)	15
5,375	Trustmark Corp.	114
2,275	United Bankshares, Inc.	67

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Banks (continued)
3,391	United Community Banks, Inc.	$85
2,879	Veritex Holdings, Inc.	52
2,812	WesBanco, Inc.	72
623	Western New England Bancorp, Inc.	4
963	Wintrust Financial Corp.	70
247	WSFS Financial Corp.	9
		5,772
	Beverages — 0.38%
816	Celsius Holdings, Inc.(a)	122
10,160	Primo Water Corp.	127
341	The Vita Coco Co., Inc.(a)	9
12,707	Vintage Wine Estates, Inc.(a)	11
3,519	Zevia PBC, Class - A(a)	15
		284
	Biotechnology — 6.60%
15,327	4D Molecular Therapeutics, Inc.(a)	277
2,314	Aadi Bioscience, Inc.(a)	16
3,641	Acumen Pharmaceuticals, Inc.(a)	18
564	AnaptysBio, Inc.(a)	11
1,323	Anavex Life Sciences Corp.(a)	11
3,852	Annexon, Inc.(a)	14
468	Apellis Pharmaceuticals, Inc.(a)	43
450	Arcellx, Inc.(a)	14
3,850	Arcus Biosciences, Inc.(a)	78
1,118	Arrowhead Pharmaceuticals, Inc.(a)	40
7,589	ARS Pharmaceuticals, Inc.(a)	51
943	Avid Bioservices, Inc.(a)	13
2,354	Beam Therapeutics, Inc.(a)	75
11,191	BioAtla, Inc.(a)	34
2,743	BioCryst Pharmaceuticals, Inc.(a)	19
421	Biohaven Ltd.(a)	10
2,087	PDL BioPharma, Inc.(a)	5
2,914	Bioxcel Therapeutics, Inc.(a)	19
18,086	Bridgebio Pharma, Inc.(a)	311
3,013	Catalyst Pharmaceuticals, Inc.(a)	40
5,325	Celldex Therapeutics, Inc.(a)	181
166	Cerevel Therapeutics Holdings, Inc.(a)	5
842	Chinook Therapeutics, Inc.(a)	32
16,043	Cogent Biosciences, Inc.(a)	190
746	Crinetics Pharmaceuticals, Inc.(a)	13
467	Cytokinetics, Inc.(a)	15
5,831	Dynavax Technologies Corp.(a)	75
7,978	EQRx, Inc.(a)	15
1,612	Gritstone bio, Inc.(a)	3
4,978	Halozyme Therapeutics, Inc.(a)	180
653	Horizon Therapeutics PLC(a)	67
5,265	ImmunityBio, Inc.(a)	15
3,251	ImmunoGen, Inc.(a)	61

Shares	Security Description	Value (000)
	Biotechnology (continued)
928	Intellia Therapeutics, Inc.(a)	$38
3,035	Iovance Biotherapeutics, Inc.(a)	21
4,245	Ironwood Pharmaceuticals, Inc.(a)	45
86	Karuna Therapeutics, Inc.(a)	19
15,799	Kezar Life Sciences, Inc.(a)	39
442	Kiniksa Pharmaceuticals Ltd., Class - A(a)	6
9,721	Kronos Bio, Inc.(a)	17
388	Krystal Biotech, Inc.(a)	46
1,009	Kura Oncology, Inc.(a)	11
7,491	Kymera Therapeutics, Inc.(a)	172
12,224	Lexicon Pharmaceuticals, Inc.(a)	28
45,403	MacroGenics, Inc.(a)	243
2,208	Madrigal Pharmaceuticals, Inc.(a)	511
4,216	MannKind Corp.(a)	17
1,120	Mirum Pharmaceuticals, Inc.(a)	29
1,986	Myriad Genetics, Inc.(a)	46
432	Natera, Inc.(a)	21
612	Nuvalent, Inc., Class - A(a)	26
6,995	Olema Pharmaceuticals, Inc.(a)	63
1,456	Prime Medicine, Inc.(a)	21
962	Protagonist Therapeutics, Inc.(a)	27
2,729	Prothena Corp. PLC(a)	186
142	PTC Therapeutics, Inc.(a)	6
322	RAPT Therapeutics, Inc.(a)	6
2,329	Recursion Pharmaceuticals, Inc., Class - A(a)	17
961	Replimune Group, Inc.(a)	22
845	Rocket Pharmaceuticals, Inc.(a)	17
4,339	SpringWorks Therapeutics, Inc.(a)	114
19,747	Sutro Biopharma, Inc.(a)	92
2,137	Syndax Pharmaceuticals, Inc.(a)	45
4,673	Travere Therapeutics, Inc.(a)	72
4,621	Twist Bioscience Corp.(a)	95
604	United Therapeutics Corp.(a)	133
3,598	Vaxcyte, Inc.(a)	180
2,225	Veracyte, Inc.(a)	57
1,839	Vericel Corp.(a)	69
1,042	Verve Therapeutics, Inc.(a)	20
16,422	Viking Therapeutics, Inc.(a)	266
589	Vir Biotechnology, Inc.(a)	14
861	Viridian Therapeutics, Inc.(a)	20
854	Xencor, Inc.(a)	21
1,004	XOMA Corp.(a)	19
14,136	Y-mAbs Therapeutics, Inc.(a)	96
		4,964
	Broadline Retail — 0.34%
331	Etsy, Inc.(a)	28
15,740	Groupon, Inc.^(a)	93
8,527	Macy’s, Inc.	137
		258

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Building Products — 1.69%
1,948	Apogee Enterprises, Inc.	$92
763	AZZ, Inc.	33
3,077	Builders FirstSource, Inc.(a)	418
354	CSW Industrials, Inc.	59
441	Gibraltar Industries, Inc.(a)	28
1,230	Griffon Corp.	50
443	Insteel Industries, Inc.	14
841	Masonite International Corp.(a)	86
3,356	Trex Co., Inc.(a)	220
2,155	UFP Industries, Inc.	209
2,342	Zurn Elkay Water Solutions Corp.	63
		1,272
	Capital Markets — 2.08%
1,338	Artisan Partners Asset Management, Inc., Class - A	53
646	B. Riley Financial, Inc.	30
13,347	BGC Partners, Inc., Class - A	59
1,179	Brightsphere Investment Group, Inc.	25
979	Cohen & Steers, Inc.	57
1,749	Evercore, Inc.	216
3,056	Federated Hermes, Inc.	110
1,301	Focus Financial Partners, Inc., Class - A(a)	68
184	Hamilton Lane, Inc., Class - A	15
75	Houlihan Lokey, Inc.	7
1,623	LPL Financial Holdings, Inc.	353
128	Moelis & Co., Class - A	6
242	Piper Sandler Cos.	31
437	PJT Partners, Inc., Class - A	30
2,112	Raymond James Financial, Inc.	219
1,512	Stifel Financial Corp.	90
411	StoneX Group, Inc.(a)	34
2,045	Victory Capital Holdings, Inc., Class - A	64
157	Virtus Investment Partners, Inc.	31
9,720	WisdomTree, Inc.	67
		1,565
	Chemicals — 1.70%
828	Avient Corp.	34
695	Balchem Corp.	94
48	Cabot Corp.	3
3,052	FMC Corp.	318
603	Hawkins, Inc.	29
158	Huntsman Corp.	4
1,166	Ingevity Corp.(a)	68
1,018	Innospec, Inc.	102
1,628	Kronos Worldwide, Inc.	14
8,091	Livent Corp.(a)	222
617	Minerals Technologies, Inc.	36

Shares	Security Description	Value (000)
	Chemicals (continued)
129	NewMarket Corp.	$52
1,544	Orion SA	33
2,288	PureCycle Technologies, Inc.(a)	24
898	Sensient Technologies Corp.	64
1,566	Stepan Co.	150
2,355	Tronox Holdings PLC	30
		1,277
	Commercial Services & Supplies — 0.83%
1,375	ABM Industries, Inc.	59
2,262	Brady Corp., Class - A	108
1,307	Casella Waste Systems, Inc.(a)	117
1,360	CoreCivic, Inc.(a)	13
9,174	Healthcare Services Group, Inc.	136
3,253	HNI Corp.	92
1,358	Montrose Environmental Group, Inc.(a)	57
5,037	Quad/Graphics, Inc.(a)	19
142	SP Plus Corp.(a)	6
1,472	The GEO Group, Inc.(a)	11
39	UniFirst Corp.	6
48	VSE Corp.	3
		627
	Communications Equipment — 0.34%
4,200	ADTRAN Holdings, Inc.	44
835	Calix, Inc.(a)	42
673	Clearfield, Inc.(a)	32
573	Digi International, Inc.(a)	23
22,262	DZS, Inc.(a)	87
964	Harmonic, Inc.(a)	16
1,545	KVH Industries, Inc.(a)	14
		258
	Construction & Engineering — 2.01%
4,051	AECOM	343
1,546	Ameresco, Inc., Class - A(a)	75
1,585	Dycom Industries, Inc.(a)	180
1,160	EMCOR Group, Inc.	214
2,153	Fluor Corp.(a)	64
3,323	Granite Construction, Inc.	132
2,960	MasTec, Inc.(a)	350
117	MYR Group, Inc.(a)	16
2,938	WillScot Mobile Mini Holdings Corp.(a)	140
		1,514
	Construction Materials — 0.66%
1,759	Eagle Materials, Inc.	327
4,373	Summit Materials, Inc., Class - A(a)	166
		493
	Consumer Finance — 0.28%
465	Bread Financial Holdings, Inc.	15
2,878	Consumer Portfolio Services, Inc.(a)	34

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Consumer Finance (continued)
288	Encore Capital Group, Inc.(a)	$14
2,149	Green Dot Corp., Class - A(a)	40
3,434	LendingClub Corp.(a)	33
875	Navient Corp.	16
351	Nelnet, Inc., Class - A	34
1,196	PRA Group, Inc.(a)	27
		213
	Consumer Staples Distribution & Retail — 0.86%
2,670	BJ’s Wholesale Club Holdings, Inc.(a)	167
205	Casey’s General Stores, Inc.	50
1,513	Ingles Markets, Inc., Class - A	125
828	Performance Food Group Co.(a)	50
202	PriceSmart, Inc.	15
7,375	Rite Aid Corp.(a)	11
1,063	SpartanNash Co.	24
1,208	The Andersons, Inc.	56
3,462	United Natural Foods, Inc.(a)	68
1,275	Weis Markets, Inc.	82
		648
	Containers & Packaging — 0.32%
693	AptarGroup, Inc.	81
2,133	Graphic Packaging Holding Co.	51
3,245	Myers Industries, Inc.	63
1,581	TriMas Corp.	43
		238
	Diversified Consumer Services — 0.76%
3,247	Adtalem Global Education, Inc.(a)	112
4,561	Coursera, Inc.(a)	59
2,190	OneSpaWorld Holdings Ltd.(a)	26
17,039	Perdoceo Education Corp.(a)	210
2,069	Strategic Education, Inc.	140
457	Stride, Inc.(a)	17
782	Universal Technical Institute, Inc.(a)	5
		569
	Diversified REITs — 0.29%
6,541	Alexander & Baldwin, Inc.	122
4,784	American Assets Trust, Inc.	92
264	Essential Properties Realty Trust, Inc.	6
		220
	Diversified Telecommunication Services — 0.50%
3,094	IDT Corp.(a)	80
429	Iridium Communications, Inc.	27
19,781	Liberty Latin America Ltd., Class - C(a)	170
6,575	Radius Global Infrastructure, Inc., Class - A(a)	98
		375

Shares	Security Description	Value (000)
	Electric Utilities — 0.67%
1,876	ALLETE, Inc.	$109
3,048	Genie Energy Ltd., Class - B	43
3,096	MGE Energy, Inc.	244
528	Otter Tail Corp.	42
185	PNM Resources, Inc.	8
464	Portland General Electric Co.	22
5,418	Via Renewables, Inc.	38
		506
	Electrical Equipment — 1.37%
8,245	Array Technologies, Inc.(a)	187
326	Beam Global(a)	3
1,099	Bloom Energy Corp., Class - A(a)	18
2,360	EnerSys	257
7,897	Enovix Corp.^(a)	142
6,019	GrafTech International Ltd.	30
395	NEXTracker, Inc., Class - A(a)	16
1,604	Plug Power, Inc.(a)	17
522	Regal Rexnord Corp.	80
6,744	Shoals Technologies Group, Inc., Class - A(a)	172
3,516	SunPower Corp.(a)	34
3,233	Sunrun, Inc.(a)	58
294	Vicor Corp.(a)	16
		1,030
	Electronic Equipment, Instruments & Components — 3.03%
809	Advanced Energy Industries, Inc.	90
1,155	Arlo Technologies, Inc.(a)	13
521	Badger Meter, Inc.	77
544	Belden, Inc.	52
824	ePlus, Inc.(a)	46
2,761	Fabrinet(a)	359
18,320	Flex Ltd.(a)	507
1,005	Insight Enterprises, Inc.(a)	147
548	IPG Photonics Corp.(a)	74
5,296	Iteris, Inc.(a)	21
5,586	Jabil, Inc.	604
414	Kimball Electronics, Inc.(a)	11
368	Littelfuse, Inc.	107
1,326	Methode Electronics, Inc.	44
111	Novanta, Inc.(a)	20
1,841	PC Connection, Inc.	83
51	Plexus Corp.(a)	5
86	Sanmina Corp.(a)	5
34	TD SYNNEX Corp.	3
801	TTM Technologies, Inc.(a)	11
		2,279
	Energy Equipment & Services — 1.89%
7,609	Archrock, Inc.	78
1,233	Bristow Group, Inc.(a)	35

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Energy Equipment & Services (continued)
460	Cactus, Inc., Class - A	$19
4,798	ChampionX Corp.	149
13,231	Diamond Offshore Drilling, Inc.(a)	189
12,375	Expro Group Holdings N.V.(a)	220
655	Helmerich & Payne, Inc.	23
5,195	Liberty Energy, Inc.	69
1,228	Nabors Industries Ltd.(a)	114
9,331	NexTier Oilfield Solutions, Inc.(a)	83
1,775	Oceaneering International, Inc.(a)	33
9,817	Patterson-UTI Energy, Inc.	118
1,982	ProFrac Holding Corp., Class - A(a)	22
2,633	ProPetro Holding Corp.(a)	22
2,189	Solaris Oilfield Infrastructure, Inc., Class - A	18
4,093	Tidewater, Inc.(a)	228
		1,420
	Entertainment — 0.24%
682	Cinemark Holdings, Inc.(a)	11
1,640	Liberty Media Corp. - Liberty Braves, Class - A(a)	67
2,567	Liberty Media Corp. - Liberty Braves, Class - C(a)	102
		180
	Financial Services — 1.24%
23,967	AvidXchange Holdings, Inc.(a)	250
5,826	Cannae Holdings, Inc.(a)	118
2,141	EVERTEC, Inc.	79
47	Federal Agricultural Mortgage Corp., Class - C	7
27,335	Finance of America Cos., Inc., Class - A(a)	52
2,400	Flywire Corp.(a)	74
228	MGIC Investment Corp.	4
1,030	Mr Cooper Group, Inc.(a)	52
10,990	Paymentus Holdings, Inc., Class - A(a)	116
2,840	Payoneer Global, Inc.(a)	14
871	PennyMac Financial Services, Inc.	61
496	Remitly Global, Inc.(a)	9
928	Walker & Dunlop, Inc.	73
155	WEX, Inc.(a)	28
		937
	Food Products — 1.30%
6,441	B&G Foods, Inc.	90
1,587	Darling Ingredients, Inc.(a)	101
675	Fresh Del Monte Produce, Inc.	17
365	Freshpet, Inc.(a)	24
682	J & J Snack Foods Corp.	108
2,078	John B. Sanfilippo & Son, Inc.	243
5,504	Sovos Brands, Inc.(a)	108
2,782	The Hain Celestial Group, Inc.(a)	35

Shares	Security Description	Value (000)
	Food Products (continued)
1,116	The Simply Good Foods Co.(a)	$41
1,580	Tootsie Roll Industries, Inc.	56
786	TreeHouse Foods, Inc.(a)	40
6,994	Utz Brands, Inc.	114
		977
	Gas Utilities — 0.74%
1,728	Chesapeake Utilities Corp.	206
812	New Jersey Resources Corp.	38
4,551	Northwest Natural Holding Co.	196
963	Spire, Inc.	61
2,134	UGI Corp.	58
		559
	Ground Transportation — 0.74%
168	ArcBest Corp.	17
119	Avis Budget Group, Inc.(a)	27
4,344	Knight-Swift Transportation Holdings, Inc.	241
412	P.A.M. Transportation Services, Inc.	11
752	Saia, Inc.(a)	258
3,453	Yellow Corp.(a)	2
		556
	Health Care Equipment & Supplies — 4.42%
334	AtriCure, Inc.(a)	16
1,077	Axonics, Inc.(a)	54
42	CONMED Corp.	6
799	CVRx, Inc.(a)	12
693	Embecta Corp.	15
698	Glaukos Corp.(a)	50
140	Globus Medical, Inc.(a)	8
434	Haemonetics Corp.(a)	37
883	Inspire Medical Systems, Inc.(a)	287
1,147	Insulet Corp.(a)	331
479	Integer Holdings Corp.(a)	42
933	iRhythm Technologies, Inc.(a)	97
511	Lantheus Holdings, Inc.(a)	43
211	LeMaitre Vascular, Inc.	14
158	LENSAR, Inc.(a)	1
4,151	Merit Medical Systems, Inc.(a)	347
4,046	Neogen Corp.(a)	88
1,347	Omnicell, Inc.(a)	99
49,211	OraSure Technologies, Inc.(a)	247
2,756	Orthofix Medical, Inc.(a)	50
209	OrthoPediatrics Corp.(a)	9
3,026	Paragon 28, Inc.(a)	54
417	PROCEPT BioRobotics Corp.(a)	15
362	Shockwave Medical, Inc.(a)	103
492	SI-BONE, Inc.(a)	13
1,272	STAAR Surgical Co.(a)	67
19,385	Tactile Systems Technology, Inc.(a)	483
1,621	Tandem Diabetes Care, Inc.(a)	40

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment & Supplies (continued)
1,363	The Cooper Cos., Inc.	$524
391	TransMedics Group, Inc.(a)	33
2,165	Treace Medical Concepts, Inc.(a)	55
7,594	Zimvie, Inc.(a)	85
		3,325
	Health Care Providers & Services — 2.28%
3,094	Acadia Healthcare Co., Inc.(a)	245
2,048	Addus HomeCare Corp.(a)	190
1,458	Agiliti, Inc.(a)	24
3,055	Alignment Healthcare, Inc.(a)	18
590	AMN Healthcare Services, Inc.(a)	64
3,253	Apollo Medical Holdings, Inc.(a)	103
13	Chemed Corp.	7
153	CorVel Corp.(a)	30
47	Encompass Health Corp.	3
23	Enhabit, Inc.(a)	0
2,258	Fulgent Genetics, Inc.(a)	84
14,120	LifeStance Health Group, Inc.(a)	129
42	Molina Healthcare, Inc.(a)	13
1,126	National HealthCare Corp.	70
18,701	OPKO Health, Inc.(a)	41
495	Option Care Health, Inc.(a)	16
4,974	Owens & Minor, Inc.(a)	95
3,683	Patterson Cos., Inc.	122
1,055	Pediatrix Medical Group, Inc.(a)	15
2,950	RadNet, Inc.(a)	96
1,380	Select Medical Holdings Corp.	44
435	Surgery Partners, Inc.(a)	20
2,414	Tenet Healthcare Corp.(a)	196
222	The Ensign Group, Inc.	21
578	US Physical Therapy, Inc.	70
		1,716
	Health Care REITs — 0.76%
9,184	CareTrust REIT, Inc.	183
1,131	Community Healthcare Trust, Inc.	37
6,912	Global Medical REIT, Inc.	63
5,278	LTC Properties, Inc.	174
763	National Health Investors, Inc.	40
6,550	Sabra Health Care REIT, Inc.	77
		574
	Health Care Technology — 1.13%
1,328	Evolent Health, Inc., Class - A(a)	40
11,734	Multiplan Corp.(a)	25
2,703	NextGen Healthcare, Inc.(a)	44
6,440	Phreesia, Inc.(a)	200
9,828	Schrodinger, Inc.(a)	490
1,092	Simulations Plus, Inc.	47
		846

Shares	Security Description	Value (000)
	Hotel & Resort REITs — 0.75%
8,128	Ashford Hospitality Trust, Inc.(a)	$30
4,816	Chatham Lodging Trust	45
9,262	DiamondRock Hospitality Co.	74
6,232	Hersha Hospitality Trust, Class - A	38
1,144	Pebblebrook Hotel Trust	16
6,433	RLJ Lodging Trust	66
1,766	Ryman Hospitality Properties, Inc.	164
7,641	Summit Hotel Properties, Inc.	50
1,660	Sunstone Hotel Investors, Inc.	17
5,240	Xenia Hotels & Resorts, Inc.	65
		565
	Hotels, Restaurants & Leisure — 2.47%
162	BJ’s Restaurants, Inc.(a)	5
805	Bloomin’ Brands, Inc.	22
5,300	Boyd Gaming Corp.	367
363	Caesars Entertainment, Inc.(a)	19
398	Chuy’s Holdings, Inc.(a)	16
1,221	Dave & Buster’s Entertainment, Inc.(a)	54
1,018	Dine Brands Global, Inc.	59
7,017	Fiesta Restaurant Group, Inc.(a)	56
2,169	First Watch Restaurant Group, Inc.(a)	37
428	Golden Entertainment, Inc.(a)	18
1,218	Hilton Grand Vacations, Inc.(a)	55
181	Jack in the Box, Inc.	18
6,830	Krispy Kreme, Inc.	101
999	Light & Wonder, Inc.(a)	69
5,491	Lindblad Expeditions Holdings, Inc.(a)	60
21,348	Noodles & Co.(a)	72
731	Papa John’s International, Inc.	54
3,005	Planet Fitness, Inc., Class - A(a)	202
3,075	PlayAGS, Inc.(a)	17
3,161	Red Rock Resorts, Inc., Class - A	148
1,371	Sweetgreen, Inc., Class - A(a)	18
581	Texas Roadhouse, Inc.	65
1,684	The Cheesecake Factory, Inc.	58
145	Vail Resorts, Inc.	37
1,153	Wingstop, Inc.	230
		1,857
	Household Durables — 1.86%
1,563	Century Communities, Inc.	120
4,095	Dream Finders Homes, Inc., Class - A(a)	101
972	GoPro, Inc., Class - A(a)	4
4,688	Green Brick Partners, Inc.(a)	265
891	Hamilton Beach Brands Holding Co., Class - A	9
163	Helen of Troy Ltd.(a)	18
370	Installed Building Products, Inc.	52
1,092	iRobot Corp.(a)	49
748	LGI Homes, Inc.(a)	101
2,390	M/I Homes, Inc.(a)	208

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Household Durables (continued)
937	MDC Holdings, Inc.	$44
1,111	Meritage Homes Corp.	158
147	Skyline Champion Corp.(a)	10
3,058	Sonos, Inc.(a)	50
584	The Lovesac Co.(a)	16
428	TopBuild Corp.(a)	114
2,166	Tri Pointe Homes, Inc.(a)	71
554	VOXX International Corp.(a)	7
		1,397
	Household Products — 0.24%
1,992	Central Garden & Pet Co.(a)	78
1,246	Central Garden & Pet Co., Class - A(a)	45
1,019	Oil-Dri Corp. of America	60
		183
	Independent Power and Renewable Electricity Producers — 0.18%
1,499	Clearway Energy, Inc., Class - C	43
373	Ormat Technologies, Inc.	30
3,622	Sunnova Energy International, Inc.(a)	66
		139
	Industrial REITs — 0.59%
1,133	EastGroup Properties, Inc.	198
1,744	Innovative Industrial Properties, Inc.	127
1,990	LXP Industrial Trust	19
2,707	STAG Industrial, Inc.	97
		441
	Insurance — 2.48%
689	Ambac Financial Group, Inc.(a)	10
2,133	American Equity Investment Life Holding Co.	111
192	BRP Group, Inc., Class - A(a)	5
3,379	CNO Financial Group, Inc.	80
658	Enstar Group Ltd.(a)	161
875	Everest Re Group Ltd.	298
4,612	Goosehead Insurance, Inc., Class - A(a)	290
1,277	Horace Mann Educators Corp.	38
655	Kinsale Capital Group, Inc.	245
475	Palomar Holdings, Inc.(a)	28
2,483	ProAssurance Corp.	37
66	RLI Corp.	9
3,554	Root, Inc., Class - A(a)	32
1,404	Selective Insurance Group, Inc.	135
3,408	Stewart Information Services Corp.	140
4,197	W.R. Berkley Corp.	250
		1,869
	Interactive Media & Services — 0.65%
1,568	Bumble, Inc., Class - A(a)	26
758	Cargurus, Inc.(a)	17

Shares	Security Description	Value (000)
	Interactive Media & Services (continued)
8,509	DHI Group, Inc.(a)	$33
1,359	Shutterstock, Inc.	66
18,443	TrueCar, Inc.(a)	42
6,760	Yelp, Inc.(a)	245
53	Ziff Davis, Inc.(a)	4
3,027	ZipRecruiter, Inc.(a)	54
		487
	IT Services — 0.12%
7,289	Brightcove, Inc.(a)	29
915	Fastly, Inc., Class - A(a)	14
529	Perficient, Inc.(a)	45
135	The Hackett Group, Inc.	3
		91
	Leisure Products — 0.34%
324	American Outdoor Brands, Inc.(a)	3
77	Johnson Outdoors, Inc., Class - A	5
313	Malibu Boats, Inc., Class - A(a)	18
356	MasterCraft Boat Holdings, Inc.(a)	11
4,682	Mattel, Inc.(a)	91
1,298	Smith & Wesson Brands, Inc.	17
925	Topgolf Callaway Brands Corp.(a)	18
1,299	Vista Outdoor, Inc.(a)	36
1,461	YETI Holdings, Inc.(a)	57
		256
	Life Sciences Tools & Services — 0.95%
1,719	Adaptive Biotechnologies Corp.(a)	12
75	Azenta, Inc.(a)	4
325	BioLife Solutions, Inc.(a)	7
102	Bruker Corp.	8
3,546	Cytek Biosciences, Inc.(a)	30
11,408	Inotiv, Inc.(a)	54
599	Medpace Holdings, Inc.(a)	144
29,118	Pacific Biosciences of California, Inc.(a)	386
493	Repligen Corp.(a)	70
		715
	Machinery — 3.45%
68	Albany International Corp.	6
1,637	Astec Industries, Inc.	74
1,248	Chart Industries, Inc.(a)	199
1,644	Columbus McKinnon Corp.	67
1,387	Energy Recovery, Inc.(a)	39
1,328	ESCO Technologies, Inc.	138
1,773	Federal Signal Corp.	114
141	Franklin Electric Co., Inc.	15
2,085	Greenbrier Cos., Inc.	90
1,011	Helios Technologies, Inc.	67
3,968	Hillenbrand, Inc.	203
332	IDEX Corp.	71

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
1,076	ITT, Inc.	$100
819	John Bean Technologies Corp.	99
217	Kadant, Inc.	48
939	Kornit Digital Ltd.(a)	28
771	Lincoln Electric Holdings, Inc.	153
118	Mueller Industries, Inc.	10
16,478	Mueller Water Products, Inc., Class - A	267
47	Oshkosh Corp.	4
4,768	Proto Labs, Inc.(a)	167
21	RBC Bearings, Inc.(a)	5
1,356	SPX Technologies, Inc.(a)	115
948	Standex International Corp.	134
2,819	Tennant Co.	229
2,067	Terex Corp.	124
1,198	Trinity Industries, Inc.	31
		2,597
	Marine Transportation — 0.54%
16,292	Costamare, Inc.	158
2,101	Kirby Corp.(a)	161
1,166	Matson, Inc.	91
		410
	Media — 1.11%
8,492	Advantage Solutions, Inc.(a)	20
23,868	Cardlytics, Inc.(a)	151
15,050	Integral Ad Science Holding Corp.(a)	270
710	John Wiley & Sons, Inc., Class - A	24
19,029	Magnite, Inc.(a)	260
1,827	Scholastic Corp.	71
2,249	TEGNA, Inc.	37
		833
	Metals & Mining — 2.07%
1,382	Alcoa Corp.	47
17,681	ATI, Inc.(a)	782
1,962	Carpenter Technology Corp.	110
1,648	Compass Minerals International, Inc.	56
759	Haynes International, Inc.	39
9,750	Hecla Mining Co.	50
1,022	Ivanhoe Electric, Inc.(a)	13
191	Materion Corp.	22
806	Piedmont Lithium, Inc.(a)	47
2,916	Ryerson Holding Corp.	126
5,772	TimkenSteel Corp.(a)	125
365	United States Steel Corp.	9
137	Warrior Met Coal, Inc.	5
1,868	Worthington Industries, Inc.	130
		1,561

Shares	Security Description	Value (000)
	Mortgage Real Estate Investment Trusts — 1.47%
17,446	Arbor Realty Trust, Inc.^	$258
4,822	Arlington Asset Investment Corp., Class - A(a)	22
20,250	ARMOUR Residential REIT, Inc.	108
7,810	BrightSpire Capital, Inc.	53
15,923	Chimera Investment Corp.	92
11,938	Claros Mortgage Trust, Inc.	135
1,873	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	47
1,597	MFA Financial, Inc.	18
14,159	PennyMac Mortgage Investment Trust	191
16,185	Ready Capital Corp.	183
		1,107
	Multi-Utilities — 0.21%
367	Avista Corp.	14
839	NorthWestern Corp.	48
1,964	Unitil Corp.	100
		162
	Office REITs — 0.35%
2,446	Corporate Office Properties Trust	58
10,075	Easterly Government Properties, Inc.	146
2,891	Equity Commonwealth	59
		263
	Oil, Gas & Consumable Fuels — 4.43%
3,497	Antero Resources Corp.(a)	81
1,094	Arch Resources, Inc.	123
21,728	Baytex Energy Corp.(a)	71
8,761	Berry Corp.	60
2,300	California Resources Corp.	104
3,626	Callon Petroleum Co.(a)	127
543	Civitas Resources, Inc.	38
5,265	Clean Energy Fuels Corp.(a)	26
8,222	CNX Resources Corp.(a)	146
9,016	Comstock Resources, Inc.	105
2,431	CONSOL Energy, Inc.	165
5,132	Delek US Holdings, Inc.	123
2,880	DHT Holdings, Inc.	25
8,623	Earthstone Energy, Inc., Class - A(a)	123
24,166	Energy Fuels, Inc.(a)	151
2,568	Evolution Petroleum Corp.	21
2,312	Golar LNG Ltd.	47
1,636	Green Plains, Inc.(a)	53
2,159	Gulfport Energy Corp.(a)	227
635	International Seaways, Inc.	24
4,980	Kinetik Holdings, Inc.	175
20,751	Kosmos Energy Ltd.(a)	124
268	Matador Resources Co.	14
21,248	Navigator Holdings Ltd.(a)	275
2,578	Nordic American Tankers Ltd.	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
3,747	Ovintiv, Inc.	$143
592	Par Pacific Holdings, Inc.(a)	16
291	PDC Energy, Inc.	21
1,094	Peabody Energy Corp.	24
2,500	Permian Resources Corp.	27
2,186	Range Resources Corp.	64
156	REX American Resources Corp.(a)	5
588	Scorpio Tankers, Inc.	28
11,093	SFL Corp. Ltd.	103
4,362	Sitio Royalties Corp., Class - A	115
419	SM Energy Co.	13
30,524	Southwestern Energy Co.(a)	183
1,128	Talos Energy, Inc.(a)	16
16,036	Uranium Energy Corp.(a)	55
450	Vital Energy, Inc.(a)	20
3,016	World Kinect Corp.	62
		3,332
	Paper & Forest Products — 0.10%
16,519	Glatfelter Corp.	50
716	Sylvamo Corp.	29
		79
	Passenger Airlines — 0.84%
2,185	Allegiant Travel Co.(a)	276
24,579	Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	343
817	Spirit Airlines, Inc.	14
		633
	Personal Care Products — 0.79%
3,023	e.l.f. Beauty, Inc.(a)	346
2,135	Herbalife Ltd.(a)	28
853	Inter Parfums, Inc.	115
596	Medifast, Inc.	55
756	USANA Health Sciences, Inc.(a)	48
		592
	Pharmaceuticals — 1.80%
5,164	Amphastar Pharmaceuticals, Inc.(a)	297
7,009	Amylyx Pharmaceuticals, Inc.(a)	151
166	ANI Pharmaceuticals, Inc.(a)	9
3,858	Arvinas, Inc.(a)	96
32,150	Athira Pharma, Inc.(a)	95
166	Axsome Therapeutics, Inc.(a)	12
6,689	Cara Therapeutics, Inc.(a)	19
1,428	Cassava Sciences, Inc.^(a)	35
376	Corcept Therapeutics, Inc.(a)	8
1,414	DICE Therapeutics, Inc.(a)	66
2,328	Harmony Biosciences Holdings, Inc.(a)	82
1,228	Harrow Health, Inc.(a)	23

Shares	Security Description	Value (000)
	Pharmaceuticals (continued)
711	Intra-Cellular Therapies, Inc.(a)	$45
771	Ligand Pharmaceuticals, Inc.(a)	56
1,160	Ocular Therapeutix, Inc.(a)	6
2,423	Pacira BioSciences, Inc.(a)	97
15,971	Paratek Pharmaceuticals, Inc.(a)	35
3,964	Pliant Therapeutics, Inc.(a)	72
1,583	Prestige Consumer Healthcare, Inc.(a)	94
1,709	Supernus Pharmaceuticals, Inc.(a)	51
850	Zevra Therapeutics, Inc.^(a)	4
		1,353
	Professional Services — 2.61%
917	ASGN, Inc.(a)	69
3,150	Asure Software, Inc.(a)	38
62	Booz Allen Hamilton Holding Corp.	7
20	CACI International, Inc., Class - A(a)	7
1,815	CBIZ, Inc.(a)	97
34	Concentrix Corp.	3
10,305	Conduent, Inc.(a)	35
3,772	CSG Systems International, Inc.	199
514	ExlService Holdings, Inc.(a)	78
217	Huron Consulting Group, Inc.(a)	18
373	ICF International, Inc.	46
35	Insperity, Inc.	4
254	Jack Henry & Associates, Inc.	43
8,993	KBR, Inc.	585
594	Kelly Services, Inc., Class - A	10
2,004	Kforce, Inc.	126
1,998	Korn Ferry	99
1,668	Legalzoom.com, Inc.(a)	20
979	Maximus, Inc.	83
9,154	Mistras Group, Inc.(a)	71
1,129	NV5 Global, Inc.(a)	125
1,018	Science Applications International Corp.	115
1,183	Sterling Check Corp.(a)	15
428	TTEC Holdings, Inc.	14
1,649	Upwork, Inc.(a)	15
2,286	Verra Mobility Corp.(a)	45
		1,967
	Real Estate Management & Development — 0.77%
683	BBX Capital, Inc.(a)	5
19,492	Compass, Inc., Class - A(a)	68
4,937	Cushman & Wakefield PLC(a)	40
2,814	DigitalBridge Group, Inc.	41
14,871	eXp World Holdings, Inc.	302
2,492	Marcus & Millichap, Inc.	79
6,938	Newmark Group, Inc., Class - A	43
		578
	Residential REITs — 0.72%
468	Centerspace	29

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Residential REITs (continued)
14,013	Clipper Realty, Inc.	$79
9,054	Elme Communities	149
2,757	Independence Realty Trust, Inc.	50
3,934	NexPoint Residential Trust, Inc.	179
3,365	Veris Residential, Inc.(a)	54
		540
	Retail REITs — 1.83%
2,894	Acadia Realty Trust	42
6,119	Getty Realty Corp.	207
4,895	InvenTrust Properties Corp.	113
3,897	Kite Realty Group Trust	87
9,255	NETSTREIT Corp.	165
13,908	Retail Opportunity Investments Corp.	188
6,561	SITE Centers Corp.	87
11,883	Tanger Factory Outlet Centers, Inc.	262
7,560	The Macerich Co.	85
9,261	Urban Edge Properties	143
		1,379
	Semiconductors & Semiconductor Equipment — 3.26%
485	Alpha & Omega Semiconductor Ltd.(a)	16
3,622	Amkor Technology, Inc.	108
3,803	Atomera, Inc.^(a)	33
3,010	AXT, Inc.(a)	10
55	Cirrus Logic, Inc.(a)	4
1,496	Credo Technology Group Holding Ltd.(a)	26
169	Diodes, Inc.(a)	16
3,557	FormFactor, Inc.(a)	122
403	Ichor Holdings Ltd.(a)	15
188	Impinj, Inc.(a)	17
1,091	Lattice Semiconductor Corp.(a)	105
9,557	MACOM Technology Solutions Holdings, Inc.(a)	627
2,797	MaxLinear, Inc.(a)	88
624	MKS Instruments, Inc.	67
631	Onto Innovation, Inc.(a)	73
629	Photronics, Inc.(a)	16
2,203	Power Integrations, Inc.	209
2,745	Qorvo, Inc.(a)	280
2,076	Semtech Corp.(a)	53
1,083	Silicon Laboratories, Inc.(a)	171
185	SiTime Corp.(a)	22
683	SkyWater Technology, Inc.(a)	6
799	Synaptics, Inc.(a)	68
1,918	Ultra Clean Holdings, Inc.(a)	74
1,179	Universal Display Corp.	170
2,283	Veeco Instruments, Inc.(a)	59
		2,455

Shares	Security Description	Value (000)
	Software — 4.96%
3,490	A10 Networks, Inc.	$51
410	Agilysys, Inc.(a)	28
416	Alarm.com Holdings, Inc.(a)	21
1,591	Alkami Technology, Inc.(a)	26
829	Altair Engineering, Inc., Class - A(a)	63
343	Alteryx, Inc., Class - A(a)	16
289	Appfolio, Inc., Class - A(a)	50
4,688	Appian Corp., Class - A(a)	223
101	BlackLine, Inc.(a)	5
1,089	Box, Inc., Class - A(a)	32
442	Cerence, Inc.(a)	13
624	Clear Secure, Inc., Class - A	14
574	CommVault Systems, Inc.(a)	42
1,007	CoreCard Corp.(a)	26
356	Couchbase, Inc.(a)	6
313	Digimarc Corp.(a)	9
1,721	Digital Turbine, Inc.(a)	16
34	Dolby Laboratories, Inc., Class - A	3
8,738	E2open Parent Holdings, Inc.(a)	49
1,243	Everbridge, Inc.(a)	33
3,738	EverCommerce, Inc.(a)	44
846	Guidewire Software, Inc.(a)	64
3,676	InterDigital, Inc.	356
1,284	LiveRamp Holdings, Inc.(a)	37
5,806	Marathon Digital Holdings, Inc.^(a)	80
2,965	MeridianLink, Inc.(a)	62
722	MicroStrategy, Inc.(a)	247
6,215	Model N, Inc.(a)	220
16,199	N-able, Inc.(a)	233
55,831	NextNav, Inc.^(a)	164
647	PowerSchool Holdings, Inc.(a)	12
674	Progress Software Corp.	39
5,413	PROS Holdings, Inc.(a)	167
868	PTC, Inc.(a)	124
680	Qualys, Inc.(a)	88
11,757	Riot Platforms, Inc.(a)	139
3,998	Sapiens International Corp. N.V.	106
311	Sprout Social, Inc., Class - A(a)	14
831	SPS Commerce, Inc.(a)	160
781	Tenable Holdings, Inc.(a)	34
979	Verint Systems, Inc.(a)	34
5,545	Veritone, Inc.(a)	22
3,774	Viant Technology, Inc., Class - A(a)	17
18,867	Weave Communications, Inc.(a)	210
1,438	Workiva, Inc.(a)	146
21,286	Zeta Global Holdings Corp., Class - A(a)	182
		3,727
	Specialized REITs — 0.26%
681	Farmland Partners, Inc.	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Specialized REITs (continued)
2,615	Four Corners Property Trust, Inc.	$66
1,574	National Storage Affiliates Trust	55
1,185	PotlatchDeltic Corp.	63
		192
	Specialty Retail — 2.66%
1,447	American Eagle Outfitters, Inc.	17
520	Asbury Automotive Group, Inc.(a)	125
7,464	Big 5 Sporting Goods Corp.	68
3,328	Boot Barn Holdings, Inc.(a)	282
790	Camping World Holdings, Inc., Class - A	24
1,006	Citi Trends, Inc.(a)	18
1,779	Floor & Decor Holdings, Inc., Class - A(a)	185
1,682	Franchise Group, Inc.^	48
1,806	Genesco, Inc.(a)	45
72	Group 1 Automotive, Inc.	19
1,362	Guess?, Inc.	26
607	Lands’ End, Inc.(a)	5
334	Lithia Motors, Inc.	102
324	Murphy USA, Inc.	101
53	Penske Automotive Group, Inc.	9
12,041	Rent the Runway, Inc., Class - A^(a)	24
231	Restoration Hardware Co.(a)	76
8,507	RumbleON, Inc., Class - B^(a)	105
4,562	Sally Beauty Holdings, Inc.(a)	56
708	Shoe Carnival, Inc.	17
158	Signet Jewelers Ltd.	10
845	Sonic Automotive, Inc., Class - A	40
7,426	Sportsman’s Warehouse Holdings, Inc.(a)	42
468	The Aaron’s Co., Inc.	7
5,179	The Buckle, Inc.	179
6,679	The Cato Corp., Class - A	54
1,633	The ODP Corp.(a)	76
10,683	Tile Shop Holdings, Inc.(a)	59
5,911	Upbound Group, Inc.	184
		2,003
	Technology Hardware, Storage & Peripherals — 0.45%
1,912	Avid Technology, Inc.(a)	49
3,289	Corsair Gaming, Inc.(a)	58
455	Super Micro Computer, Inc.(a)	113
10,262	Turtle Beach Corp.(a)	120
		340
	Textiles, Apparel & Luxury Goods — 0.80%
47	Columbia Sportswear Co.	4
1,065	Crocs, Inc.(a)	120
30,652	Fossil Group, Inc.(a)	79
792	G-III Apparel Group Ltd.(a)	15
2,897	Kontoor Brands, Inc.	122
1,965	Oxford Industries, Inc.	193

Shares	Security Description	Value (000)
	Textiles, Apparel & Luxury Goods (continued)
412	Steven Madden Ltd.	$13
6,690	Unifi, Inc.(a)	54
		600
	Tobacco — 0.29%
3,615	Universal Corp.	181
2,760	Vector Group Ltd.	35
		216
	Trading Companies & Distributors — 1.83%
63	Applied Industrial Technologies, Inc.	9
5,077	Beacon Roofing Supply, Inc.(a)	421
563	Boise Cascade Co.	51
4,627	Custom Truck One Source, Inc.(a)	31
200	DXP Enterprises, Inc.(a)	7
192	GMS, Inc.(a)	13
1,021	Herc Holdings, Inc.	140
749	McGrath RentCorp	69
22,328	MRC Global, Inc.(a)	225
1,578	Rush Enterprises, Inc., Class - A	96
548	SiteOne Landscape Supply, Inc.(a)	92
3,875	Textainer Group Holdings Ltd.	153
295	Veritiv Corp.	37
166	WESCO International, Inc.	30
		1,374
	Water Utilities — 0.83%
161	American States Water Co.	14
1,709	Cadiz, Inc.(a)	7
2,265	California Water Service Group	117
602	Global Water Resources, Inc.	8
2,418	Middlesex Water Co.	195
2,918	SJW Group	205
1,877	The York Water Co.	77
		623
	Wireless Telecommunication Services — 0.20%
3,024	Gogo, Inc.(a)	51
2,631	Shenandoah Telecommunications Co.	51
5,820	Telephone and Data Systems, Inc.	48
		150
	Total Common Stocks	74,351
	Contingent Rights — 0.07%
	Biotechnology — 0.00%
1	Tobira Therapeutics, Inc. CVR, 12/31/18(a)(b)	—
	Health Care Equipment & Supplies — 0.00%
56	ABIOMED, Inc. CVR, 01/02/26(a)	—
	Health Care Providers & Services — 0.00%
5,589	Xeris BioPharma Hold CVR, 10/06/49(a)	1
	Metals & Mining — 0.07%
108,208	Pan American Silver Corp. CVR, 12/31/49(a)	55
	Total Contingent Rights	56

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2023

Shares	Security Description	Value (000)
	Investment Companies — 2.42%
1,086,084	Federated Hermes Treasury Obligations Fund, Institutional Shares, 4.75%^^(c)	$1,086
734,440	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.97%(c)	730
	Total Investment Companies	1,816
	Total Investments (cost $43,300) — 101.32%	76,223
	Liabilities in excess of other assets — (1.32)%	(990)
	Net Assets — 100.00%	$75,233

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2023.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2023.

(a)	Represents non-income producing security.

(b)	Security was valued using significant unobservable inputs as of June 30, 2023.

(c)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

As of June 30, 2023, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2023.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Russell 2000 Mini Index Future	3	9/15/23	$286	$3
			$286	$3
	Total Unrealized Appreciation			$3
	Total Unrealized Depreciation			—
	Total Net Unrealized Appreciation/(Depreciation)			$3

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks — 99.15%
	Australia — 1.67%
693	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$14
7,235	ANZ Group Holdings Ltd. (Banks)	115
2,941	APA Group (Gas Utilities)	19
1,433	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	37
485	ASX Ltd. (Capital Markets)	20
4,501	Aurizon Holdings Ltd. (Ground Transportation)	12
12,319	BHP Group Ltd. (Metals & Mining)	371
1,230	BlueScope Steel Ltd. (Metals & Mining)	17
3,525	Brambles Ltd. (Commercial Services & Supplies)	34
165	Cochlear Ltd. (Health Care Equipment & Supplies)	25
3,429	Coles Group Ltd. (Consumer Staples Distribution & Retail)	42
4,131	Commonwealth Bank of Australia (Banks)	277
1,360	Computershare Ltd. (Professional Services)	21
1,155	CSL Ltd. (Biotechnology)	214
2,615	Dexus (Diversified REITs)	14
504	EBOS Group Ltd. (Health Care Providers & Services)	11
3,057	Endeavour Group Ltd. (Consumer Staples Distribution & Retail)	13
4,206	Fortescue Metals Group Ltd. (Metals & Mining)	62
4,174	Goodman Group (Industrial REITs)	56
478	IDP Education Ltd. (Diversified Consumer Services)	7
1,340	IGO Ltd. (Metals & Mining)	14
5,779	Insurance Australia Group Ltd. (Insurance)	22
1,593	Lendlease Corp. Ltd. (Real Estate Management & Development)(a)	8
863	Macquarie Group Ltd. (Capital Markets)	103
7,667	Medibank Pvt. Ltd. (Insurance)	18
419	Mineral Resources Ltd. (Metals & Mining)	20
9,646	Mirvac Group (Diversified REITs)	15
7,556	National Australia Bank Ltd. (Banks)	133
2,021	Newcrest Mining Ltd. (Metals & Mining)	36
2,645	Northern Star Resources Ltd. (Metals & Mining)	22
927	Orica Ltd. (Chemicals)	9
4,121	Origin Energy Ltd. (Electric Utilities)	23
5,503	Pilbara Minerals Ltd. (Metals & Mining)	18
2,446	Qantas Airways Ltd. (Passenger Airlines)(b)	10
3,741	QBE Insurance Group Ltd. (Insurance)	39
427	Ramsay Health Care Ltd. (Health Care Providers & Services)	16
112	REA Group Ltd. (Interactive Media & Services)	11
687	Reece Ltd. (Trading Companies & Distributors)	9
914	Rio Tinto Ltd. (Metals & Mining)	70

Shares	Security Description	Value (000)
	Australia (continued)
7,479	Santos Ltd. (Oil, Gas & Consumable Fuels)(a)	$37
12,339	Scentre Group (Retail REITs)	22
923	SEEK Ltd. (Interactive Media & Services)	13
1,187	Sonic Healthcare Ltd. (Health Care Providers & Services)	28
11,701	South32 Ltd. (Metals & Mining)	29
5,512	Stockland (Diversified REITs)	15
3,312	Suncorp Group Ltd. (Insurance)	30
10,531	Telstra Group Ltd. (Diversified Telecommunication Services)	30
5,218	The GPT Group (Diversified REITs)	14
5,667	The Lottery Corp. Ltd. (Hotels, Restaurants & Leisure)	19
6,949	Transurban Group (Transportation Infrastructure)	66
2,004	Treasury Wine Estates Ltd. (Beverages)	15
8,881	Vicinity Ltd. (Diversified REITs)(a)	11
528	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	11
2,750	Wesfarmers Ltd. (Broadline Retail)	91
8,317	Westpac Banking Corp. (Banks)	118
358	WiseTech Global Ltd. (Software)	19
4,614	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	107
3,057	Woolworths Group Ltd. (Consumer Staples Distribution & Retail)	81
		2,733
	Austria — 0.04%
836	Erste Group Bank AG (Banks)(a)	29
383	OMV AG (Oil, Gas & Consumable Fuels)	16
160	Verbund AG (Electric Utilities)	13
246	voestalpine AG (Metals & Mining)	9
		67
	Belgium — 0.86%
444	Ageas SA/N.V. (Insurance)	18
21,879	Anheuser-Busch InBev SA/N.V. (Beverages)	1,241
58	D’ieteren Group (Distributors)	10
67	Elia Group SA/N.V. (Electric Utilities)(a)	9
217	Groupe Bruxelles Lambert N.V. (Financial Services)	17
634	KBC Group N.V. (Banks)	44
31	Sofina SA (Financial Services)	6
183	Solvay SA, Class - A (Chemicals)	20
321	UCB SA (Pharmaceuticals)	28
491	Umicore SA (Chemicals)(a)	14
360	Warehouses De Pauw CVA (Industrial REITs)	10
		1,417
	Bermuda — 0.06%
887	Arch Capital Group Ltd. (Insurance)(b)	66

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Bermuda (continued)
98	Everest Re Group Ltd. (Insurance)	$34
		100
	Canada — 3.02%
1,240	Agnico Eagle Mines Ltd. (Metals & Mining)	62
400	Air Canada (Passenger Airlines)(a)(b)	8
1,126	Algonquin Power & Utilities Corp. (Multi-Utilities)	9
1,863	Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	96
800	AltaGas Ltd. (Gas Utilities)	14
1,804	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	24
1,617	Bank of Montreal (Banks)	146
4,364	Barrick Gold Corp. (Metals & Mining)	74
200	BCE, Inc. (Diversified Telecommunication Services)	9
861	Brookfield Asset Management Ltd., Class - A (Capital Markets)	28
3,443	Brookfield Corp. (Capital Markets)	116
92	BRP, Inc. (Leisure Products)	8
800	CAE, Inc. (Aerospace & Defense)(b)	18
996	Cameco Corp. (Oil, Gas & Consumable Fuels)	31
200	Canadian Apartment Properties REIT (Residential REITs)(a)	8
2,200	Canadian Imperial Bank of Commerce (Banks)	94
1,353	Canadian National Railway Co. (Ground Transportation)	164
2,726	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	153
2,256	Canadian Pacific Kansas City Ltd. (Ground Transportation)	182
143	Canadian Tire Corp. Ltd., Class - A (Broadline Retail)	20
300	Canadian Utilities Ltd., Class - A (Multi-Utilities)	8
299	CCL Industries, Inc. (Containers & Packaging)(a)	15
3,493	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	59
500	CGI, Inc. (IT Services)(b)	53
49	Constellation Software, Inc. (Software)	102
700	Dollarama, Inc. (Broadline Retail)	47
850	Element Fleet Management Corp. (Financial Services)(a)	13
600	Emera, Inc. (Electric Utilities)	25
400	Empire Co. Ltd. (Consumer Staples Distribution & Retail)	11
4,900	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	182

Shares	Security Description	Value (000)
	Canada (continued)
19,836	First Quantum Minerals Ltd. (Metals & Mining)	$470
100	FirstService Corp. (Real Estate Management & Development)	15
1,100	Fortis, Inc. (Electric Utilities)	47
458	Franco-Nevada Corp. (Metals & Mining)	65
144	George Weston Ltd. (Consumer Staples Distribution & Retail)	17
500	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	16
600	Great-West Lifeco, Inc. (Insurance)	17
800	Hydro One Ltd. (Electric Utilities)(a)	23
300	iA Financial Corp., Inc. (Insurance)	20
200	IGM Financial, Inc. (Capital Markets)	6
537	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	27
419	Intact Financial Corp. (Insurance)	65
956	Ivanhoe Mines Ltd. (Metals & Mining)(b)	9
600	Keyera Corp. (Oil, Gas & Consumable Fuels)	14
3,200	Kinross Gold Corp. (Metals & Mining)	15
400	Loblaw Cos. Ltd. (Consumer Staples Distribution & Retail)	37
281	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)(b)	106
1,400	Lundin Mining Corp. (Metals & Mining)(a)	11
700	Magna International, Inc. (Automobile Components)	40
4,249	Manulife Financial Corp. (Insurance)	80
600	Metro, Inc. (Consumer Staples Distribution & Retail)	34
800	National Bank of Canada (Banks)	60
500	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	10
1,237	Nutrien Ltd. (Chemicals)	73
150	Nuvei Corp. (Financial Services)(b)	4
200	Onex Corp. (Financial Services)	11
700	Open Text Corp. (Software)(a)	29
990	Pan American Silver Corp. (Metals & Mining)	14
400	Parkland Corp. (Oil, Gas & Consumable Fuels)(a)	10
1,400	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	44
1,350	Power Corp. of Canada (Insurance)	36
500	Quebecor, Inc., Class - B (Media)	12
387	RB Global, Inc. (Commercial Services & Supplies)	23
700	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	54
300	RioCan Real Estate Investment Trust (Diversified REITs)(a)	4
900	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	41

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023)

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
3,380	Royal Bank of Canada (Banks)	$324
691	Saputo, Inc. (Food Products)(a)	15
2,858	Shopify, Inc., Class - A (IT Services)(b)	186
1,400	Sun Life Financial, Inc. (Insurance)	73
3,289	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	96
2,399	TC Energy Corp. (Oil, Gas & Consumable Fuels)	97
1,135	Teck Resources Ltd., Class - B (Metals & Mining)	48
1,000	TELUS Corp. (Diversified Telecommunication Services)	19
213	TFI International, Inc. (Ground Transportation)	24
2,896	The Bank of Nova Scotia (Banks)	145
192	The Descartes Systems Group, Inc. (Software)(b)	15
4,436	The Toronto-Dominion Bank (Banks)	276
385	Thomson Reuters Corp. (Professional Services)	52
500	TMX Group Ltd. (Capital Markets)	11
200	Toromont Industries Ltd. (Trading Companies & Distributors)	16
737	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	35
620	Waste Connections, Inc. (Commercial Services & Supplies)	89
136	West Fraser Timber Co. Ltd. (Paper & Forest Products)	12
1,100	Wheaton Precious Metals Corp. (Metals & Mining)	48
300	WSP Global, Inc. (Construction & Engineering)	40
		4,959
	Cayman Islands — 0.01%
6,000	Sands China Ltd. (Hotels, Restaurants & Leisure)(b)	21
	Chile — 0.01%
961	Antofagasta PLC (Metals & Mining)	18
	Denmark — 0.70%
8	A.P. Moller - Maersk A/S, Class - A (Marine Transportation)	14
11	A.P. Moller - Maersk A/S, Class - B (Marine Transportation)	19
251	Carlsberg A/S, Class - B (Beverages)	40
263	Chr Hansen Holding A/S (Chemicals)(a)	18
302	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	38
1,609	Danske Bank A/S (Banks)(b)	39
292	Demant A/S (Health Care Equipment & Supplies)(b)	12
432	DSV A/S (Air Freight & Logistics)	91
165	Genmab A/S (Biotechnology)(a)(b)	63

Shares	Security Description	Value (000)
	Denmark (continued)
3,994	Novo Nordisk A/S, Class - B (Pharmaceuticals)	$646
501	Novozymes A/S, Class - B (Chemicals)	23
457	Orsted A/S (Electric Utilities)(a)	43
245	Pandora A/S (Textiles, Apparel & Luxury Goods)	22
18	ROCKWOOL A/S, Class - B (Building Products)	5
810	Tryg A/S (Insurance)(a)	18
2,458	Vestas Wind Systems A/S (Electrical Equipment)(b)	65
		1,156
	Finland — 0.25%
360	Elisa Oyj (Diversified Telecommunication Services)	19
1,122	Fortum Oyj (Electric Utilities)	15
684	Kesko Oyj, Class - B (Consumer Staples Distribution & Retail)	13
864	Kone Oyj, Class - B (Machinery)	45
1,552	Metso Oyj (Machinery)(a)	19
1,074	Neste Oyj (Oil, Gas & Consumable Fuels)	41
13,185	Nokia Oyj (Communications Equipment)	55
7,421	Nordea Bank Abp (Banks)	82
243	Orion Oyj, Class - B (Pharmaceuticals)	10
1,090	Sampo Oyj, A Shares (Insurance)	49
1,360	Stora Enso Oyj, Registered Shares (Paper & Forest Products)	16
1,356	UPM-Kymmene Oyj (Paper & Forest Products)	40
1,231	Wartsila Oyj Abp (Machinery)	14
		418
	France — 3.61%
434	Accor SA (Hotels, Restaurants & Leisure)	16
91	Aeroports de Paris (Transportation Infrastructure)	13
1,269	Air Liquide SA (Chemicals)	228
1,431	Airbus SE (Aerospace & Defense)	207
826	Alstom SA (Machinery)	25
152	Amundi SA (Capital Markets)	9
151	Arkema SA (Chemicals)	14
4,245	AXA SA (Insurance)	125
104	BioMerieux (Health Care Equipment & Supplies)	11
2,734	BNP Paribas SA (Banks)	173
566	Bouygues SA (Construction & Engineering)	19
727	Bureau Veritas SA (Professional Services)(a)	20
403	Capgemini SE (IT Services)	76
1,562	Carrefour SA (Consumer Staples Distribution & Retail)(a)	30
1,237	Cie de Saint-Gobain (Building Products)	75
1,612	Cie Generale des Etablissements Michelin SCA (Automobile Components)	48
124	Covivio SA (Diversified REITs)	6
2,961	Credit Agricole SA (Banks)	35

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
1,592	Danone SA (Food Products)	$98
1,520	Dassault Systemes SE (Software)	67
640	Edenred (Financial Services)	43
195	Eiffage SA (Construction & Engineering)(a)	20
4,212	Engie SA (Multi-Utilities)	70
720	EssilorLuxottica SA (Health Care Equipment & Supplies)	136
78	Eurazeo SE (Financial Services)	5
116	Gecina SA (Office REITs)(a)	12
828	Getlink SE (Transportation Infrastructure)	14
77	Hermes International (Textiles, Apparel & Luxury Goods)	167
89	Ipsen SA (Pharmaceuticals)	11
184	Kering SA (Textiles, Apparel & Luxury Goods)	102
568	Klepierre SA (Retail REITs)	14
256	La Francaise des Jeux SAEM (Hotels, Restaurants & Leisure)	10
606	Legrand SA (Electrical Equipment)	60
583	L’Oreal SA (Personal Care Products)	272
1,325	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,249
4,724	Orange SA (Diversified Telecommunication Services)(a)	55
508	Pernod Ricard SA (Beverages)	112
528	Publicis Groupe SA (Media)	42
49	Remy Cointreau SA (Beverages)	8
440	Renault SA (Automobile Components)	19
5,832	Safran SA (Aerospace & Defense)	915
2,749	Sanofi (Pharmaceuticals)	296
70	Sartorius Stedim Biotech (Life Sciences Tools & Services)	17
1,313	Schneider Electric SE (Electrical Equipment)(a)	239
55	SEB SA (Household Durables)	6
1,666	Societe Generale SA (Banks)	43
224	Sodexo SA (Hotels, Restaurants & Leisure)	25
149	Teleperformance (Professional Services)	25
270	Thales SA (Aerospace & Defense)	40
5,670	TotalEnergies SE (Oil, Gas & Consumable Fuels)	325
305	Unibail-Rodamco-Westfield (Retail REITs)(b)	16
595	Valeo (Automobile Components)	13
1,599	Veolia Environnement SA (Multi-Utilities)	51
1,264	Vinci SA (Construction & Engineering)	147
1,744	Vivendi SE (Media)	16
71	Wendel SE (Financial Services)	7
558	Worldline SA (Financial Services)(b)	20
		5,917
	Germany — 2.33%
375	adidas AG (Textiles, Apparel & Luxury Goods)	73

Shares	Security Description	Value (000)
	Germany (continued)
980	Allianz SE, Registered Shares (Insurance)	$228
2,115	BASF SE (Chemicals)	103
2,390	Bayer AG, Registered Shares (Pharmaceuticals)	132
809	Bayerische Motoren Werke AG (Automobile Components)	100
121	Bayerische Motoren Werke AG, Preference Shares (Automobiles)	14
177	Bechtle AG (IT Services)	7
255	Beiersdorf AG (Personal Care Products)	34
400	Brenntag SE (Trading Companies & Distributors)	31
99	Carl Zeiss Meditec AG, Class - BR (Health Care Equipment & Supplies)	11
2,210	Commerzbank AG (Banks)	24
279	Continental AG (Automobile Components)	21
494	Covestro AG (Chemicals)(b)	26
1,041	Daimler Truck Holding AG (Machinery)	38
405	Delivery Hero SE (Hotels, Restaurants & Leisure)(b)	18
4,346	Deutsche Bank AG, Registered Shares (Capital Markets)	46
464	Deutsche Boerse AG (Capital Markets)	86
1,458	Deutsche Lufthansa AG, Registered Shares (Passenger Airlines)(a)(b)	15
7,840	Deutsche Telekom AG (Diversified Telecommunication Services)(a)	171
16,982	DHL Group (Air Freight & Logistics)	829
244	Dr. Ing. h.c. F. Porsche AG, Preference Shares (Automobiles)	30
5,467	E.ON SE (Multi-Utilities)	70
515	Evonik Industries AG (Chemicals)	10
500	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	24
1,062	Fresenius SE & Co. KGaA (Health Care Providers & Services)	29
419	GEA Group AG (Machinery)	18
153	Hannover Rueck SE (Insurance)	32
370	Heidelberg Materials AG (Construction Materials)	30
423	HelloFresh SE (Consumer Staples Distribution & Retail)(b)	10
263	Henkel AG & Co. KGaA (Household Products)	19
390	Henkel AG & Co. KGaA, Preference Shares (Household Products)	31
3,171	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(a)	131
186	Knorr-Bremse AG (Machinery)	14
193	LEG Immobilien SE (Real Estate Management & Development)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
2,034	Mercedes-Benz Group AG (Automobile Components)	$164
314	Merck KGaA (Pharmaceuticals)	52
130	MTU Aero Engines AG (Aerospace & Defense)	34
339	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares (Insurance)	127
126	Nemetschek SE (Software)	9
239	Puma SE (Textiles, Apparel & Luxury Goods)(a)	14
11	Rational AG (Machinery)	8
105	Rheinmetall AG (Aerospace & Defense)	29
1,593	RWE AG (Independent Power and Renewable Electricity Producers)	69
2,550	SAP SE (Software)	348
65	Sartorius AG, Preference Shares (Life Sciences Tools & Services)	23
221	Scout24 SE (Interactive Media & Services)	14
1,831	Siemens AG, Registered Shares (Industrial Conglomerates)	305
1,194	Siemens Energy AG (Electrical Equipment)(a)(b)	21
674	Siemens Healthineers AG (Health Care Equipment & Supplies)	38
326	Symrise AG (Chemicals)(a)	34
107	Talanx AG (Insurance)	6
847	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	2
1,772	Vonovia SE (Real Estate Management & Development)	35
48	Wacker Chemie AG (Chemicals)	7
543	Zalando SE (Specialty Retail)(b)	16
		3,821
	Hong Kong — 1.07%
105,624	AIA Group Ltd. (Insurance)	1,073
7,000	BOC Hong Kong Holdings Ltd. (Banks)	21
4,200	Budweiser Brewing Co. APAC Ltd. (Beverages)	11
5,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	28
6,000	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	37
1,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	8
4,000	CLP Holdings Ltd. (Electric Utilities)	31
4,200	ESR Group Ltd. (Real Estate Management & Development)	7
128	Futu Holdings Ltd., ADR (Capital Markets)(b)	5
5,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)(b)	32

Shares	Security Description	Value (000)
	Hong Kong (continued)
5,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	$8
2,000	Hang Seng Bank Ltd. (Banks)	29
4,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	12
11,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)(a)	13
20,665	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	18
2,949	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	112
2,400	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	9
6,211	Link REIT (Retail REITs)	35
4,000	MTR Corp. Ltd. (Ground Transportation)	18
4,000	New World Development Co. Ltd. (Real Estate Management & Development)	10
3,500	Power Assets Holdings Ltd. (Electric Utilities)	18
6,528	Prudential PLC (Insurance)	92
8,518	Sino Land Co. Ltd. (Real Estate Management & Development)	10
3,500	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	44
1,000	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	8
3,000	Swire Properties Ltd. (Real Estate Management & Development)	7
3,500	Techtronic Industries Co. Ltd. (Machinery)	38
18,450	WH Group Ltd. (Food Products)	10
4,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	20
		1,764
	Ireland (Republic of) — 1.15%
1,528	Accenture PLC, Class - A (IT Services)	472
322	AerCap Holdings N.V. (Trading Companies & Distributors)(b)	20
2,864	AIB Group PLC (Banks)	12
234	Allegion PLC (Building Products)	28
651	Aptiv PLC (Automobile Components)(b)	66
2,330	Bank of Ireland Group PLC (Banks)	22
1,767	CRH PLC (Construction Materials)(a)	97
235	DCC PLC (Industrial Conglomerates)(a)	13
2,241	Experian PLC (Professional Services)	86
417	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(b)	84
1,037	James Hardie Industries PLC (Construction Materials)	28
5,381	Kerry Group PLC, Class - A (Food Products)(a)	526
384	Kingspan Group PLC (Building Products)	26
3,182	Medtronic PLC (Health Care Equipment & Supplies)	280

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Ireland (Republic of) (continued)
540	Smurfit Kappa Group PLC (Containers & Packaging)(a)	$18
579	Trane Technologies PLC (Building Products)	111
		1,889
	Israel — 0.16%
101	Azrieli Group Ltd. (Real Estate Management & Development)	6
3,082	Bank Hapoalim BM (Banks)	25
3,920	Bank Leumi Le-Israel BM (Banks)	29
214	Check Point Software Technologies Ltd. (Software)(b)	27
88	CyberArk Software Ltd. (Software)(b)	14
60	Elbit Systems Ltd. (Aerospace & Defense)	13
1,724	ICL Group Ltd. (Chemicals)	9
1	Isracard Ltd. (Consumer Finance)	—
3,213	Israel Discount Bank Ltd., Class - A (Banks)	16
304	Mizrahi Tefahot Bank Ltd. (Banks)	10
155	Nice Ltd. (Software)(b)	32
145	SolarEdge Technologies, Inc. (Semiconductors & Semiconductor Equipment)(b)	39
2,798	Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)(b)	21
268	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)(b)	10
136	Wix.com Ltd. (IT Services)(b)	11
		262
	Italy — 0.49%
266	Amplifon SpA (Health Care Providers & Services)	10
2,395	Assicurazioni Generali SpA (Insurance)	49
1,427	Davide Campari-Milano N.V., Class - M (Beverages)	20
54	DiaSorin SpA (Health Care Equipment & Supplies)	6
19,818	Enel SpA (Electric Utilities)(a)	133
5,359	Eni SpA (Oil, Gas & Consumable Fuels)	77
298	Ferrari N.V. (Automobiles)	97
1,425	FinecoBank Banca Fineco SpA (Banks)	19
1,050	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(a)	14
39,570	Intesa Sanpaolo SpA (Banks)(a)	104
1,412	Mediobanca Banca di Credito Finanziario SpA (Banks)	17
450	Moncler SpA (Textiles, Apparel & Luxury Goods)	31
1,124	Nexi SpA (Professional Services)(b)	9

Shares	Security Description	Value (000)
	Italy (continued)
1,363	Poste Italiane SpA (Insurance)	$15
676	Prysmian SpA (Electrical Equipment)	28
257	Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	12
5,318	Snam SpA (Gas Utilities)	28
25,056	Telecom Italia SpA/Milano (Diversified Telecommunication Services)(b)	7
3,462	Terna - Rete Elettrica Nazionale (Electric Utilities)	30
4,557	UniCredit SpA (Banks)	105
		811
	Japan — 5.16%
400	Advantest Corp. (Semiconductors & Semiconductor Equipment)(a)	54
1,600	Aeon Co. Ltd. (Consumer Staples Distribution & Retail)	33
500	AGC, Inc. (Building Products)	18
400	Aisin Corp. (Automobile Components)	12
1,100	Ajinomoto Co., Inc. (Food Products)	44
300	ANA Holdings, Inc. (Passenger Airlines)(a)(b)	7
1,100	Asahi Group Holdings Ltd. (Beverages)(a)	43
500	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	10
3,200	Asahi Kasei Corp. (Chemicals)	22
4,500	Astellas Pharma, Inc. (Pharmaceuticals)	67
300	Azbil Corp. (Electronic Equipment, Instruments & Components)	9
300	BayCurrent Consulting, Inc. (Professional Services)	11
1,300	Bridgestone Corp. (Automobile Components)	53
500	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	7
2,400	Canon, Inc. (Technology Hardware, Storage & Peripherals)	63
400	Capcom Co. Ltd. (Entertainment)	16
400	Central Japan Railway Co. (Ground Transportation)	50
1,600	Chubu Electric Power Co., Inc. (Electric Utilities)	20
1,600	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	46
2,800	Concordia Financial Group Ltd. (Banks)	11
1,100	CyberAgent, Inc. (Media)	8
600	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	17
600	Daifuku Co. Ltd. (Machinery)	12
2,100	Dai-ichi Life Holdings, Inc. (Insurance)	40
4,500	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	144
600	Daikin Industries Ltd. (Building Products)	123

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
100	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	$10
1,300	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	34
5	Daiwa House REIT Investment Corp. (Diversified REITs)	10
3,800	Daiwa Securities Group, Inc. (Capital Markets)	20
1,100	Denso Corp. (Automobile Components)	74
500	Dentsu Group, Inc. (Media)	16
200	Disco Corp. (Semiconductors & Semiconductor Equipment)	32
700	East Japan Railway Co. (Ground Transportation)	39
600	Eisai Co. Ltd. (Pharmaceuticals)	41
7,800	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	27
2,400	FANUC Corp. (Machinery)	84
400	Fast Retailing Co. Ltd. (Specialty Retail)	103
300	Fuji Electric Co. Ltd. (Electrical Equipment)	13
900	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	54
400	Fujitsu Ltd. (IT Services)(a)	52
15	GLP J-Reit (Industrial REITs)(a)	15
100	GMO Payment Gateway, Inc. (Financial Services)	8
600	Hakuhodo DY Holdings, Inc. (Media)	6
300	Hamamatsu Photonics KK (Electronic Equipment, Instruments & Components)	15
600	Hankyu Hanshin Holdings, Inc. (Ground Transportation)	20
100	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	13
300	Hitachi Construction Machinery Co. Ltd. (Machinery)	8
2,300	Hitachi Ltd. (Industrial Conglomerates)	144
3,700	Honda Motor Co. Ltd. (Automobile Components)	112
200	Hoshizaki Corp. (Machinery)	7
900	Hoya Corp. (Health Care Equipment & Supplies)	108
800	Hulic Co. Ltd. (Real Estate Management & Development)(a)	7
300	Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	17
500	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)(a)	10
400	Iida Group Holdings Co. Ltd. (Household Durables)	7
2,500	Inpex Corp. (Oil, Gas & Consumable Fuels)	27
1,500	Isuzu Motors Ltd. (Automobile Components)	18

Shares	Security Description	Value (000)
	Japan (continued)
2,900	ITOCHU Corp. (Trading Companies & Distributors)	$115
200	Itochu Techno-Solutions Corp. (IT Services)	5
400	Japan Airlines Co. Ltd. (Passenger Airlines)(a)	9
1,300	Japan Exchange Group, Inc. (Capital Markets)	23
18	Japan Metropolitan Fund Invest (Retail REITs)	12
3,100	Japan Post Bank Co. Ltd. (Banks)(a)	24
5,300	Japan Post Holdings Co. Ltd. (Insurance)(a)	38
500	Japan Post Insurance Co. Ltd. (Insurance)(a)	8
3	Japan Real Estate Investment Corp. (Office REITs)	11
900	JFE Holdings, Inc. (Metals & Mining)	13
500	JSR Corp. (Chemicals)	14
1,100	Kajima Corp. (Construction & Engineering)	17
1,100	Kao Corp. (Personal Care Products)	40
300	Kawasaki Kisen Kaisha Ltd. (Marine Transportation)	7
3,700	KDDI Corp. (Wireless Telecommunication Services)	114
300	Keio Corp. (Ground Transportation)	9
300	Keisei Electric Railway Co. Ltd. (Ground Transportation)	12
500	Keyence Corp. (Electronic Equipment, Instruments & Components)	239
200	Kikkoman Corp. (Food Products)	11
400	Kintetsu Group Holdings Co. Ltd. (Ground Transportation)	14
1,800	Kirin Holdings Co. Ltd. (Beverages)	26
100	Kobayashi Pharmaceutical Co. Ltd. (Personal Care Products)	5
300	Kobe Bussan Co. Ltd. (Consumer Staples Distribution & Retail)	8
500	Koito Manufacturing Co. Ltd. (Automobile Components)	9
2,100	Komatsu Ltd. (Machinery)	57
200	Konami Group Corp. (Entertainment)	10
100	Kose Corp. (Personal Care Products)	10
2,600	Kubota Corp. (Machinery)	38
200	Kurita Water Industries Ltd. (Machinery)	8
800	Kyocera Corp. (Electronic Equipment, Instruments & Components)	43
700	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	13
700	Lixil Corp. (Building Products)	9
500	Makita Corp. (Machinery)	14
3,900	Marubeni Corp. (Trading Companies & Distributors)	66
300	MatsukiyoCocokara & Co. (Consumer Staples Distribution & Retail)	17
1,500	Mazda Motor Corp. (Automobile Components)	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
200	McDonald’s Holdings Co. Japan Ltd. (Hotels, Restaurants & Leisure)	$8
600	MEIJI Holdings Co. Ltd. (Food Products)	13
900	MINEBEA MITSUMI, Inc. (Machinery)	17
8,615	MISUMI Group, Inc. (Machinery)	174
3,200	Mitsubishi Chemical Group Corp. (Chemicals)	19
3,000	Mitsubishi Corp. (Trading Companies & Distributors)	146
4,400	Mitsubishi Electric Corp. (Electrical Equipment)	62
3,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	36
1,800	Mitsubishi HC Capital, Inc. (Financial Services)	11
800	Mitsubishi Heavy Industries Ltd. (Machinery)	37
27,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	207
3,200	Mitsui & Co. Ltd. (Trading Companies & Distributors)	121
400	Mitsui Chemicals, Inc. (Chemicals)	12
2,300	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	46
600	Mitsui O.S.K. Lines Ltd. (Marine Transportation)	14
5,840	Mizuho Financial Group, Inc. (Banks)	89
600	MonotaRO Co. Ltd. (Trading Companies & Distributors)	8
1,100	MS&AD Insurance Group Holdings, Inc. (Insurance)	39
1,400	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	80
600	NEC Corp. (IT Services)	29
700	Nexon Co. Ltd. (Entertainment)	13
600	NGK Insulators Ltd. (Machinery)	7
1,000	NIDEC Corp. (Electrical Equipment)	55
2,600	Nintendo Co. Ltd. (Entertainment)	119
4	Nippon Building Fund, Inc. (Diversified REITs)	16
200	NIPPON EXPRESS HOLDINGS, INC. (Air Freight & Logistics)	11
2,100	Nippon Paint Holdings Co. Ltd. (Chemicals)(a)	17
5	Nippon Prologis REIT, Inc. (Industrial REITs)(a)	10
200	Nippon Sanso Holdings Corp. (Chemicals)	4
100	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	4
2,000	Nippon Steel Corp. (Metals & Mining)(a)	42
67,500	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	80
1,200	Nippon Yusen KK (Marine Transportation)	27
300	Nissan Chemical Corp. (Chemicals)	13
5,700	Nissan Motor Co. Ltd. (Automobile Components)	23
500	Nisshin Seifun Group, Inc. (Food Products)	6

Shares	Security Description	Value (000)
	Japan (continued)
200	Nissin Foods Holdings Co. Ltd. (Food Products)(a)	$17
200	Nitori Holdings Co. Ltd. (Specialty Retail)	22
300	Nitto Denko Corp. (Chemicals)	22
7,500	Nomura Holdings, Inc. (Capital Markets)	29
400	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	10
11	Nomura Real Estate Master Fund, Inc. (Diversified REITs)	13
800	Nomura Research Institute Ltd. (IT Services)	22
1,600	NTT Data Group Corp. (IT Services)	22
1,500	Obayashi Corp. (Construction & Engineering)	13
200	Obic Co. Ltd. (IT Services)	32
700	Odakyu Electric Railway Co. Ltd. (Ground Transportation)	9
2,400	Oji Holdings Corp. (Paper & Forest Products)	9
3,000	Olympus Corp. (Health Care Equipment & Supplies)	47
500	Omron Corp. (Electronic Equipment, Instruments & Components)	31
900	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	16
200	Open House Group Co. Ltd. (Household Durables)(a)	7
100	Oracle Corp. Japan (Software)	7
2,700	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	105
2,700	ORIX Corp. (Financial Services)	49
1,000	Osaka Gas Co. Ltd. (Gas Utilities)	15
300	Otsuka Corp. (IT Services)	12
1,000	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	37
700	Pan Pacific International Holdings Corp. (Broadline Retail)	13
5,000	Panasonic Holdings Corp. (Household Durables)	61
500	Persol Holdings Co. Ltd. (Professional Services)(a)	9
2,200	Rakuten Group, Inc. (Broadline Retail)(a)	8
3,400	Recruit Holdings Co. Ltd. (Professional Services)	109
3,200	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)(a)(b)	60
5,200	Resona Holdings, Inc. (Banks)	25
1,600	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	14
200	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	19
600	SBI Holdings, Inc. (Capital Markets)	12
300	SCSK Corp. (IT Services)	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
500	Secom Co. Ltd. (Commercial Services & Supplies)	$34
600	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	9
1,000	Sekisui Chemical Co. Ltd. (Household Durables)	14
1,600	Sekisui House Ltd. (Household Durables)	32
1,800	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	78
800	SG Holdings Co. Ltd. (Air Freight & Logistics)	11
500	Sharp Corp. (Household Durables)(a)	3
500	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	15
200	Shimano, Inc. (Leisure Products)	33
1,400	Shimizu Corp. (Construction & Engineering)	9
4,500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	151
600	Shionogi & Co. Ltd. (Pharmaceuticals)	25
1,000	Shiseido Co. Ltd. (Personal Care Products)	45
1,000	Shizuoka Financial Group, Inc. (Banks)	7
100	SMC Corp. (Machinery)	56
6,900	SoftBank Corp. (Wireless Telecommunication Services)	74
2,500	SoftBank Group Corp. (Wireless Telecommunication Services)	118
800	Sompo Holdings, Inc. (Insurance)	36
3,100	Sony Group Corp. (Household Durables)	281
200	Square Enix Holdings Co. Ltd. (Entertainment)	9
1,500	Subaru Corp. (Automobile Components)	28
800	SUMCO Corp. (Semiconductors & Semiconductor Equipment)(a)	11
3,600	Sumitomo Chemical Co. Ltd. (Chemicals)	11
2,700	Sumitomo Corp. (Trading Companies & Distributors)	57
1,900	Sumitomo Electric Industries Ltd. (Automobile Components)	23
600	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	19
3,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	138
800	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	28
700	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	17
300	Suntory Beverage & Food Ltd. (Beverages)	11
900	Suzuki Motor Corp. (Automobile Components)	33
400	Sysmex Corp. (Health Care Equipment & Supplies)	27
1,300	T&D Holdings, Inc. (Insurance)	19
500	Taisei Corp. (Construction & Engineering)	17

Shares	Security Description	Value (000)
	Japan (continued)
3,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	119
900	TDK Corp. (Electronic Equipment, Instruments & Components)	35
1,600	Terumo Corp. (Health Care Equipment & Supplies)	51
1,200	The Chiba Bank Ltd. (Banks)	7
1,800	The Kansai Electric Power Co., Inc. (Electric Utilities)	23
500	TIS, Inc. (IT Services)	13
500	Tobu Railway Co. Ltd. (Ground Transportation)	13
300	Toho Co. Ltd. (Entertainment)	11
4,200	Tokio Marine Holdings, Inc. (Insurance)	97
1,100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	159
1,000	Tokyo Gas Co. Ltd. (Gas Utilities)	22
1,300	Tokyu Corp. (Ground Transportation)	16
600	TOPPAN, Inc. (Commercial Services & Supplies)	13
3,400	Toray Industries, Inc. (Chemicals)	19
1,000	Toshiba Corp. (Industrial Conglomerates)	31
600	Tosoh Corp. (Chemicals)	7
300	TOTO Ltd. (Building Products)	9
300	Toyota Industries Corp. (Machinery)	21
25,600	Toyota Motor Corp. (Automobile Components)	412
500	Toyota Tsusho Corp. (Trading Companies & Distributors)	25
300	Trend Micro, Inc. (Software)	15
1,000	Unicharm Corp. (Household Products)	37
500	USS Co. Ltd. (Specialty Retail)	8
200	Welcia Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	4
500	West Japan Railway Co. (Ground Transportation)(a)	21
300	Yakult Honsha Co. Ltd. (Food Products)	19
300	Yamaha Corp. (Leisure Products)	12
800	Yamaha Motor Co. Ltd. (Automobile Components)	23
800	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	15
600	Yaskawa Electric Corp. (Machinery)	28
600	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	11
6,700	Z Holdings Corp. (Interactive Media & Services)	16
300	ZOZO, Inc. (Specialty Retail)(a)	6
		8,466
	Jersey — 0.01%
218	Novocure Ltd. (Health Care Equipment & Supplies)(b)	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Luxembourg — 0.20%
1,143	ArcelorMittal SA (Metals & Mining)	$31
4,395	Eurofins Scientific SE (Life Sciences Tools & Services)	279
1,138	Tenaris SA (Energy Equipment & Services)	17
		327
	Netherlands — 1.50%
1,034	ABN AMRO Bank N.V. (Banks)	16
321	Adyen N.V. (Professional Services)(a)(b)	555
4,651	Aegon N.V. (Insurance)	24
461	Akzo Nobel N.V. (Chemicals)	38
134	Argenx SE (Biotechnology)(b)	52
110	ASM International N.V. (Semiconductors & Semiconductor Equipment)	47
977	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(a)	708
214	Euronext N.V. (Capital Markets)	15
274	EXOR N.V. (Financial Services)	24
1,208	Ferrovial SE (Construction & Engineering)(b)	38
247	Heineken Holding N.V. (Beverages)	21
600	Heineken N.V. (Beverages)	62
131	IMCD N.V. (Trading Companies & Distributors)(a)	19
8,816	ING Groep N.V. (Banks)	119
175	JDE Peet’s N.V. (Food Products)(a)	5
431	Just Eat Takeaway.com N.V. (Hotels, Restaurants & Leisure)(b)	7
2,291	Koninklijke Ahold Delhaize N.V. (Consumer Staples Distribution & Retail)	78
8,278	Koninklijke KPN N.V. (Diversified Telecommunication Services)	30
2,100	Koninklijke Philips N.V. (Health Care Equipment & Supplies)(b)	45
734	NN Group N.V. (Insurance)	27
619	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	127
248	OCI N.V. (Chemicals)(a)	6
1,951	Prosus N.V. (Broadline Retail)(a)	143
568	QIAGEN N.V. (Life Sciences Tools & Services)(b)	26
276	Randstad N.V. (Professional Services)	15
5,198	Stellantis N.V. (Automobile Components)	91
2,015	Universal Music Group N.V. (Entertainment)	45
601	Wolters Kluwer N.V. (Professional Services)	76
		2,459
	New Zealand — 0.06%
2,680	Auckland International Airport Ltd. (Transportation Infrastructure)(b)	14

Shares	Security Description	Value (000)
	New Zealand (continued)
1,455	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	$22
1,764	Mercury NZ Ltd. (Electric Utilities)	7
2,860	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	10
5,100	Spark New Zealand Ltd. (Diversified Telecommunication Services)	16
332	Xero Ltd. (Software)(b)	26
		95
	Norway — 0.54%
571	Adevinta ASA (Interactive Media & Services)(b)	4
763	Aker BP ASA (Oil, Gas & Consumable Fuels)	18
2,403	DNB Bank ASA (Banks)	45
24,414	Equinor ASA (Oil, Gas & Consumable Fuels)	712
485	Gjensidige Forsikring ASA (Insurance)	8
217	Kongsberg Gruppen ASA (Aerospace & Defense)	10
1,094	Mowi ASA (Food Products)(a)	17
3,388	Norsk Hydro ASA (Metals & Mining)	20
1,866	Orkla ASA (Food Products)	13
134	Salmar ASA (Food Products)	5
1,828	Telenor ASA (Diversified Telecommunication Services)	19
438	Yara International ASA (Chemicals)	15
		886
	Portugal — 0.04%
6,973	EDP - Energias de Portugal SA (Electric Utilities)	33
1,241	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)(a)	15
752	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)(a)	21
		69
	Singapore — 0.29%
8,441	CapitaLand Ascendas REIT (Industrial REITs)	17
12,356	CapitaLand Integrated Commercial Trust (Retail REITs)	18
6,700	CapitaLand Investment Ltd. (Real Estate Management & Development)	16
1,000	City Developments Ltd. (Real Estate Management & Development)	5
4,361	DBS Group Holdings Ltd. (Banks)	102
15,700	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	11
3,553	Grab Holdings Ltd. (Ground Transportation)(b)	12
300	Jardine Cycle & Carriage Ltd. (Industrial Conglomerates)	8
4,100	Keppel Corp. Ltd. (Industrial Conglomerates)	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Singapore (continued)
6,014	Mapletree Logistics Trust (Industrial REITs)	$7
5,600	Mapletree Pan Asia Commercial Trust (Retail REITs)	7
8,090	Oversea-Chinese Banking Corp. Ltd. (Banks)	74
136,048	Seatrium Ltd. (Machinery)(b)	13
2,700	Singapore Airlines Ltd. (Passenger Airlines)(a)	14
2,000	Singapore Exchange Ltd. (Capital Markets)	14
4,100	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	11
20,700	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	38
3,200	United Overseas Bank Ltd. (Banks)	66
1,000	UOL Group Ltd. (Real Estate Management & Development)	5
700	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	8
5,000	Wilmar International Ltd. (Food Products)	14
		480
	Spain — 0.58%
54	Acciona SA (Electric Utilities)	9
356	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	13
171	Aena SME SA (Transportation Infrastructure)	28
1,097	Amadeus IT Group SA (Professional Services)(b)	84
14,134	Banco Bilbao Vizcaya Argentaria SA (Banks)	109
38,969	Banco Santander SA (Banks)(a)	144
10,550	CaixaBank SA (Banks)	44
1,388	Cellnex Telecom SA (Diversified Telecommunication Services)(a)	56
262	Corp. ACCIONA Energias Renovables SA (Independent Power and Renewable Electricity Producers)	9
712	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	14
585	Enagas SA (Gas Utilities)(a)	11
802	Endesa SA (Electric Utilities)	17
756	Grifols SA (Biotechnology)(b)	10
14,069	Iberdrola SA (Electric Utilities)	183
2,716	Industria de Diseno Textil SA (Specialty Retail)	105
262	Naturgy Energy Group SA (Gas Utilities)	8
1,081	Redeia Corp. SA (Electric Utilities)	18
2,994	Repsol SA (Oil, Gas & Consumable Fuels)	44
11,840	Telefonica SA (Diversified Telecommunication Services)	48
		954
	Sweden — 0.70%
779	Alfa Laval AB (Machinery)	28
2,440	Assa Abloy AB, Class - B (Building Products)	59

Shares	Security Description	Value (000)
	Sweden (continued)
6,496	Atlas Copco AB, Class - A (Machinery)	$94
3,956	Atlas Copco AB, Class - B (Machinery)	49
820	Beijer Ref AB (Trading Companies & Distributors)	10
666	Boliden AB (Metals & Mining)	19
1,497	Embracer Group AB (Entertainment)(b)	4
1,637	Epiroc AB, Class - A (Machinery)	31
1,066	Epiroc AB, Class - B (Machinery)	17
721	EQT AB (Capital Markets)	14
1,541	Essity AB, Class - B (Household Products)	41
446	Evolution AB (Hotels, Restaurants & Leisure)	57
1,608	Fastighets AB Balder, Class - B (Real Estate Management & Development)(b)	6
571	Getinge AB, Class - B (Health Care Equipment & Supplies)	10
1,501	H & M Hennes & Mauritz AB, Class - B (Specialty Retail)	26
4,840	Hexagon AB, Class - B (Electronic Equipment, Instruments & Components)	60
172	Holmen AB, Class - B (Paper & Forest Products)	6
854	Husqvarna AB, Class - B (Machinery)	8
282	Industrivarden AB, Class - A (Financial Services)(a)	8
451	Industrivarden AB, Class - C (Financial Services)	12
508	Indutrade AB (Machinery)	11
321	Investment AB Latour, Class - B (Industrial Conglomerates)	6
978	Investor AB, Class - A (Financial Services)	20
4,272	Investor AB, Class - B (Financial Services)	85
569	Kinnevik AB, Class - B (Financial Services)(b)	8
169	L E Lundbergforetagen AB, Class - B (Financial Services)	7
580	Lifco AB, Class - B (Industrial Conglomerates)	13
3,390	Nibe Industrier AB, Class - B (Building Products)	32
196	Saab AB, Class - B (Aerospace & Defense)	11
352	Sagax AB, Class - B (Real Estate Management & Development)	7
2,611	Sandvik AB (Machinery)	51
974	Securitas AB, Class - B (Commercial Services & Supplies)	8
4,127	Skandinaviska Enskilda Banken AB, Class - A (Banks)	46
933	Skanska AB, Class - B (Construction & Engineering)	13
888	SKF AB, Class - B (Machinery)	15
1,426	Svenska Cellulosa AB SCA, Class - B (Paper & Forest Products)	18
3,569	Svenska Handelsbanken AB, Class - A (Banks)	30

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden (continued)
2,226	Swedbank AB, Class - A (Banks)	$38
409	Swedish Orphan Biovitrum AB (Biotechnology)(b)	8
1,442	Tele2 AB, Class - B (Wireless Telecommunication Services)	12
7,063	Telefonaktiebolaget LM Ericsson, Class - B (Communications Equipment)	38
6,801	Telia Co. AB (Diversified Telecommunication Services)(a)	15
648	Volvo AB, Class - A (Machinery)	14
3,442	Volvo AB, Class - B (Machinery)	71
1,383	Volvo Car AB, Class - B (Automobile Components)(b)	6
		1,142
	Switzerland — 3.12%
3,880	ABB Ltd., Registered Shares (Electrical Equipment)	153
371	Adecco Group AG (Professional Services)(a)	12
1,226	Alcon, Inc. (Health Care Equipment & Supplies)	102
75	Bachem Holding AG (Life Sciences Tools & Services)	7
117	Baloise Holding AG, Registered Shares (Insurance)	17
65	Banque Cantonale Vaudoise, Registered Shares (Banks)	7
8	Barry Callebaut AG, Registered Shares (Food Products)(a)	15
50	BKW AG (Electric Utilities)	9
4	Chocoladefabriken Lindt & Spruengli AG, Class - PC (Food Products)	50
1,007	Chubb Ltd. (Insurance)	194
1,267	Cie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	215
541	Clariant AG, Registered Shares (Chemicals)	8
520	Coca-Cola HBC AG (Beverages)	16
426	DSM-Firmenich AG (Chemicals)(b)	46
214	Dufry AG, Registered Shares (Specialty Retail)(a)(b)	10
14	EMS-Chemie Holding AG (Chemicals)	11
361	Garmin Ltd. (Household Durables)	38
90	Geberit AG, Registered Shares (Building Products)	47
22	Givaudan SA, Registered Shares (Chemicals)	73
25,768	Glencore PLC (Metals & Mining)(a)	146
86	Helvetia Holding AG, Registered Shares (Insurance)	12
1,325	Holcim AG, Registered Shares (Construction Materials)(a)	89

Shares	Security Description	Value (000)
	Switzerland (continued)
559	Julius Baer Group Ltd. (Capital Markets)	$35
137	Kuehne + Nagel International AG, Registered Shares (Marine Transportation)	41
392	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	23
181	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)(a)	108
6,668	Nestle SA, Registered Shares (Food Products)	802
4,981	Novartis AG, Registered Shares (Pharmaceuticals)	502
53	Partners Group Holding AG (Capital Markets)	50
4,350	Roche Holding AG (Pharmaceuticals)	1,329
75	Roche Holding AG (Pharmaceuticals)	25
102	Schindler Holding AG (Machinery)	24
50	Schindler Holding AG, Registered Shares (Machinery)	11
375	SGS SA, Registered Shares (Professional Services)(a)	35
717	SIG Group AG (Containers & Packaging)(a)	20
345	Sika AG, Registered Shares (Chemicals)(a)	99
139	Sonova Holding AG (Health Care Equipment & Supplies)(a)	37
1,666	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	83
260	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	42
77	Swiss Life Holding AG (Insurance)	45
190	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	17
749	Swiss Re AG (Insurance)	75
66	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	41
164	Temenos AG, Registered Shares (Software)	13
67	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	20
108	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	6
7,753	UBS Group AG (Capital Markets)	157
65	VAT Group AG (Machinery)	27
366	Zurich Insurance Group AG (Insurance)	174
		5,118
	Taiwan — 0.52%
8,383	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Semiconductors & Semiconductor Equipment)	846

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Arab Emirates — 0.00%
339	NMC Health PLC (Health Care Providers & Services)(b)(c)	$—
	United Kingdom — 4.05%
2,438	3i Group PLC (Capital Markets)	60
5,849	abrdn PLC (Capital Markets)	16
496	Admiral Group PLC (Insurance)	13
3,739	Amcor PLC (Containers & Packaging)	37
3,061	Anglo American PLC (Metals & Mining)	87
1,093	Ashtead Group PLC (Trading Companies & Distributors)	76
902	Associated British Foods PLC (Food Products)	23
3,722	AstraZeneca PLC (Pharmaceuticals)(a)	533
2,623	Auto Trader Group PLC (Interactive Media & Services)(a)	20
6,745	Aviva PLC (Insurance)	34
7,610	BAE Systems PLC (Aerospace & Defense)	90
37,550	Barclays PLC (Banks)(a)	73
2,421	Barratt Developments PLC (Household Durables)(a)	13
178	Berkeley Group Holdings PLC (Household Durables)	9
42,413	BP PLC (Oil, Gas & Consumable Fuels)	247
17,011	BT Group PLC (Diversified Telecommunication Services)	26
886	Bunzl PLC (Trading Companies & Distributors)	34
1,017	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)	27
14,048	Centrica PLC (Multi-Utilities)(a)	22
861	Clarivate PLC (Professional Services)(b)	8
2,515	CNH Industrial N.V. (Machinery)	36
530	Coca-Cola Europacific Partners PLC (Beverages)	34
4,285	Compass Group PLC (Hotels, Restaurants & Leisure)	120
4,220	Croda International PLC (Chemicals)(a)	302
5,525	Diageo PLC (Beverages)	237
466	Endeavour Mining PLC (Metals & Mining)	11
1,361	Entain PLC (Hotels, Restaurants & Leisure)(a)	22
486	Ferguson PLC (Trading Companies & Distributors)	77
9,783	GSK PLC (Pharmaceuticals)	173
12,545	Haleon PLC (Personal Care Products)	51
950	Halma PLC (Electronic Equipment, Instruments & Components)	27
823	Hargreaves Lansdown PLC (Capital Markets)	9
223	Hikma Pharmaceuticals PLC (Pharmaceuticals)(a)	5
48,478	HSBC Holdings PLC (Banks)	384
3,731	Informa PLC (Media)	34

Shares	Security Description	Value (000)
	United Kingdom (continued)
8,793	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	$609
405	Intertek Group PLC (Professional Services)	22
4,095	J Sainsbury PLC (Consumer Staples Distribution & Retail)	14
6,250	JD Sports Fashion PLC (Specialty Retail)	12
474	Johnson Matthey PLC (Chemicals)	11
5,168	Kingfisher PLC (Specialty Retail)	15
1,659	Land Securities Group PLC (Diversified REITs)	12
193,708	Legal & General Group PLC (Insurance)	561
439	Liberty Global PLC, Class - A (Diversified Telecommunication Services)(b)	7
718	Liberty Global PLC, Class - C (Diversified Telecommunication Services)(b)	13
157,812	Lloyds Banking Group PLC (Banks)	87
977	London Stock Exchange Group PLC (Capital Markets)	104
6,041	M&G PLC (Financial Services)	15
1,214	Mondi PLC (Paper & Forest Products)	19
8,973	National Grid PLC (Multi-Utilities)	119
13,116	NatWest Group PLC (Banks)(a)	40
278	Next PLC (Broadline Retail)	24
1,178	Ocado Group PLC (Consumer Staples Distribution & Retail)(a)(b)	9
1,722	Pearson PLC (Diversified Consumer Services)	18
406	Pentair PLC (Machinery)	26
795	Persimmon PLC (Household Durables)	10
2,089	Phoenix Group Holdings PLC (Insurance)	14
1,729	Reckitt Benckiser Group PLC (Household Products)	130
4,485	RELX PLC (Professional Services)	150
5,582	Rentokil Initial PLC (Commercial Services & Supplies)	44
2,735	Rio Tinto PLC (Metals & Mining)	174
20,995	Rolls-Royce Holdings PLC (Aerospace & Defense)(b)	40
1,911	Schroders PLC (Capital Markets)	11
3,088	Segro PLC (Diversified REITs)	28
626	Severn Trent PLC (Water Utilities)(a)	20
16,564	Shell PLC (Oil, Gas & Consumable Fuels)	494
2,223	Smith & Nephew PLC (Health Care Equipment & Supplies)	36
939	Smiths Group PLC (Industrial Conglomerates)	20
184	Spirax-Sarco Engineering PLC (Machinery)	24
2,627	SSE PLC (Electric Utilities)	62
1,240	St. James’s Place PLC (Capital Markets)	17
5,927	Standard Chartered PLC (Banks)	52
7,703	Taylor Wimpey PLC (Household Durables)(a)	10

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
18,103	Tesco PLC (Consumer Staples Distribution & Retail)	$57
2,489	The British Land Co. PLC (Diversified REITs)	10
2,722	The Sage Group PLC (Software)	32
6,029	Unilever PLC (Personal Care Products)	314
1,702	United Utilities Group PLC (Water Utilities)	21
53,281	Vodafone Group PLC (Wireless Telecommunication Services)	50
468	Whitbread PLC (Hotels, Restaurants & Leisure)	20
275	Willis Towers Watson PLC (Insurance)	65
2,653	WPP PLC (Media)	28
		6,640
	United States — 66.87%
1,315	3M Co. (Industrial Conglomerates)	132
352	A.O. Smith Corp. (Building Products)	26
4,239	Abbott Laboratories (Health Care Equipment & Supplies)	462
4,240	AbbVie, Inc. (Biotechnology)	571
1,811	Activision Blizzard, Inc. (Entertainment)(b)	153
1,115	Adobe, Inc. (Software)(b)	545
64	Advance Auto Parts, Inc. (Specialty Retail)	4
3,897	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment)(b)	444
269	AECOM (Construction & Engineering)	23
1,458	Aflac, Inc. (Insurance)	102
698	Agilent Technologies, Inc. (Life Sciences Tools & Services)	84
547	Air Products & Chemicals, Inc. (Chemicals)	164
1,006	Airbnb, Inc., Class - A (Hotels, Restaurants & Leisure)(b)	129
339	Akamai Technologies, Inc. (IT Services)(b)	30
292	Albemarle Corp. (Chemicals)	65
612	Albertsons Cos., Inc., Class - A (Consumer Staples Distribution & Retail)	13
433	Alcoa Corp. (Metals & Mining)	15
406	Alexandria Real Estate Equities, Inc. (Office REITs)	46
181	Align Technology, Inc. (Health Care Equipment & Supplies)(b)	64
624	Alliant Energy Corp. (Electric Utilities)	33
662	Ally Financial, Inc. (Consumer Finance)	18
293	Alnylam Pharmaceuticals, Inc. (Biotechnology)(b)	56
23,473	Alphabet, Inc., Class - A (Interactive Media & Services)(b)	2,809
12,927	Alphabet, Inc., Class - C (Interactive Media & Services)(b)	1,564

Shares	Security Description	Value (000)
	United States (continued)
31,671	Amazon.com, Inc. (Broadline Retail)(b)	$4,128
628	Ameren Corp. (Multi-Utilities)	51
1,229	American Electric Power Co., Inc. (Electric Utilities)	103
1,547	American Express Co. (Consumer Finance)	269
749	American Homes 4 Rent, Class - A (Residential REITs)	27
1,798	American International Group, Inc. (Insurance)	103
1,137	American Tower Corp. (Specialized REITs)	221
3,726	American Water Works Co., Inc. (Water Utilities)	532
262	Ameriprise Financial, Inc. (Capital Markets)	87
409	AmerisourceBergen Corp. (Health Care Providers & Services)	79
524	AMETEK, Inc. (Electrical Equipment)	85
1,280	Amgen, Inc. (Biotechnology)	284
1,444	Amphenol Corp., Class - A (Electronic Equipment, Instruments & Components)	123
1,225	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	239
1,005	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	20
215	ANSYS, Inc. (Software)(b)	71
497	Aon PLC, Class - A (Insurance)	172
827	APA Corp. (Oil, Gas & Consumable Fuels)	28
970	Apollo Global Management, Inc. (Financial Services)	75
38,254	Apple, Inc. (Technology Hardware, Storage & Peripherals)	7,419
2,054	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	297
597	Aramark (Hotels, Restaurants & Leisure)	26
1,364	Archer-Daniels-Midland Co. (Food Products)	103
358	Ares Management Corp., Class - A (Capital Markets)	34
637	Arista Networks, Inc. (Communications Equipment)(b)	103
133	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components)(b)	19
527	Arthur J. Gallagher & Co. (Insurance)	116
70	Aspen Technology, Inc. (Software)(b)	12
147	Assurant, Inc. (Insurance)	18
17,062	AT&T, Inc. (Diversified Telecommunication Services)	272
367	Atlassian Corp., Class - A (Software)(b)	62
304	Atmos Energy Corp. (Gas Utilities)	35
533	Autodesk, Inc. (Software)(b)	109
1,018	Automatic Data Processing, Inc. (Professional Services)	224

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
465	AutoZone, Inc. (Specialty Retail)(b)	$1,160
311	AvalonBay Communities, Inc. (Residential REITs)	59
1,515	Avantor, Inc. (Life Sciences Tools & Services)(b)	31
211	Avery Dennison Corp. (Containers & Packaging)	36
163	Axon Enterprise, Inc. (Aerospace & Defense)(b)	32
2,477	Baker Hughes Co. (Energy Equipment & Services)	78
709	Ball Corp. (Containers & Packaging)	41
17,386	Bank of America Corp. (Banks)	499
530	Bath & Body Works, Inc. (Specialty Retail)	20
1,224	Baxter International, Inc. (Health Care Equipment & Supplies)	56
691	Becton Dickinson & Co. (Health Care Equipment & Supplies)	182
564	Bentley Systems, Inc., Class - B (Software)	31
3,141	Berkshire Hathaway, Inc., Class - B (Financial Services)(b)	1,071
474	Best Buy Co., Inc. (Specialty Retail)	39
229	BILL Holdings, Inc. (Software)(b)	27
344	Biogen, Inc. (Biotechnology)(b)	98
458	BioMarin Pharmaceutical, Inc. (Biotechnology)(b)	40
47	Bio-Rad Laboratories, Inc., Class - A (Life Sciences Tools & Services)(b)	18
348	Bio-Techne Corp. (Life Sciences Tools & Services)	28
378	Black Knight, Inc. (Software)(b)	23
359	BlackRock, Inc., Class - A (Capital Markets)	248
7,590	Blackstone, Inc., Class - A (Capital Markets)	705
1,332	Block, Inc. (Financial Services)(b)	89
92	Booking Holdings, Inc. (Hotels, Restaurants & Leisure)(b)	248
292	Booz Allen Hamilton Holding Corp. (Professional Services)	33
595	BorgWarner, Inc. (Automobile Components)	29
362	Boston Properties, Inc. (Office REITs)	21
3,476	Boston Scientific Corp. (Health Care Equipment & Supplies)(b)	188
5,069	Bristol-Myers Squibb Co. (Pharmaceuticals)	324
1,011	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	877
292	Broadridge Financial Solutions, Inc. (Professional Services)	48
300	Brookfield Renewable Corp., Class - A (Independent Power and Renewable Electricity Producers)(a)	9
611	Brown & Brown, Inc. (Insurance)	42

Shares	Security Description	Value (000)
	United States (continued)
787	Brown-Forman Corp., Class - B (Beverages)	$53
336	Builders FirstSource, Inc. (Building Products)(b)	46
373	Bunge Ltd. (Food Products)	35
169	Burlington Stores, Inc. (Specialty Retail)(b)	27
289	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	27
646	Cadence Design Systems, Inc. (Software)(b)	151
509	Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)(b)	26
252	Camden Property Trust (Residential REITs)	27
404	Campbell Soup Co. (Food Products)	18
908	Capital One Financial Corp. (Consumer Finance)	99
656	Cardinal Health, Inc. (Health Care Providers & Services)	62
132	Carlisle Cos., Inc. (Building Products)	34
332	CarMax, Inc. (Specialty Retail)(b)	28
1,986	Carrier Global Corp. (Building Products)	99
431	Catalent, Inc. (Pharmaceuticals)(b)	19
1,251	Caterpillar, Inc. (Machinery)	308
283	Cboe Global Markets, Inc. (Capital Markets)	39
780	CBRE Group, Inc., Class - A (Real Estate Management & Development)(b)	63
338	CDW Corp. (Electronic Equipment, Instruments & Components)	62
280	Celanese Corp., Series A (Chemicals)	32
1,364	Centene Corp. (Health Care Providers & Services)(b)	92
1,460	CenterPoint Energy, Inc. (Multi-Utilities)	43
325	Ceridian HCM Holding, Inc. (Professional Services)(b)	22
472	CF Industries Holdings, Inc. (Chemicals)	33
122	Charles River Laboratories International, Inc. (Life Sciences Tools & Services)(b)	26
234	Charter Communications, Inc., Class - A (Media)(b)	86
578	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	88
269	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	23
4,362	Chevron Corp. (Oil, Gas & Consumable Fuels)	686
232	Chewy, Inc., Class - A (Specialty Retail)(b)	9
67	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)(b)	143
557	Church & Dwight Co., Inc. (Household Products)	56
361	Cincinnati Financial Corp. (Insurance)	35
224	Cintas Corp. (Commercial Services & Supplies)	111
9,928	Cisco Systems, Inc. (Communications Equipment)	514

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
4,626	Citigroup, Inc. (Banks)	$213
1,159	Citizens Financial Group, Inc. (Banks)	30
1,262	Cleveland-Cliffs, Inc. (Metals & Mining)(b)	21
631	Cloudflare, Inc., Class - A (IT Services)(b)	41
873	CME Group, Inc. (Capital Markets)	162
724	CMS Energy Corp. (Multi-Utilities)	43
430	Cognex Corp. (Electronic Equipment, Instruments & Components)	24
1,227	Cognizant Technology Solutions Corp., Class - A (IT Services)	80
405	Coinbase Global, Inc., Class - A (Capital Markets)(b)	29
1,908	Colgate-Palmolive Co. (Household Products)	147
10,191	Comcast Corp., Class - A (Media)	423
1,241	Conagra Brands, Inc. (Food Products)	42
2,916	ConocoPhillips (Oil, Gas & Consumable Fuels)	302
826	Consolidated Edison, Inc. (Multi-Utilities)	75
379	Constellation Brands, Inc., Class - A (Beverages)	93
790	Constellation Energy Corp. (Electric Utilities)	72
1,068	Copart, Inc. (Commercial Services & Supplies)(b)	97
1,975	Corning, Inc. (Electronic Equipment, Instruments & Components)	69
1,710	Corteva, Inc. (Chemicals)	98
1,001	CoStar Group, Inc. (Professional Services)(b)	89
1,081	Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	582
1,862	Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	47
547	Crowdstrike Holdings, Inc., Class - A (Software)(b)	80
1,010	Crown Castle, Inc. (Specialized REITs)	115
278	Crown Holdings, Inc. (Containers & Packaging)	24
22,421	CSX Corp. (Ground Transportation)	764
356	Cummins, Inc. (Machinery)	87
3,075	CVS Health Corp. (Health Care Providers & Services)	213
740	D.R. Horton, Inc. (Household Durables)	90
1,662	Danaher Corp. (Life Sciences Tools & Services)	399
271	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	45
387	Darling Ingredients, Inc. (Food Products)(b)	25
591	Datadog, Inc., Class - A (Software)(b)	58
119	DaVita, Inc. (Health Care Providers & Services)(b)	12
63	Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)(b)	33
683	Deere & Co. (Machinery)	277

Shares	Security Description	Value (000)
	United States (continued)
569	Dell Technologies, Inc., Class - C (Technology Hardware, Storage & Peripherals)	$31
418	Delta Air Lines, Inc. (Passenger Airlines)(b)	20
561	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	22
1,569	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	76
944	Dexcom, Inc. (Health Care Equipment & Supplies)(b)	121
412	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	54
146	Dick’s Sporting Goods, Inc. (Specialty Retail)	19
713	Digital Realty Trust, Inc. (Specialized REITs)	81
661	Discover Financial Services (Consumer Finance)	77
466	DocuSign, Inc. (Software)(b)	24
506	Dollar General Corp. (Consumer Staples Distribution & Retail)	86
529	Dollar Tree, Inc. (Consumer Staples Distribution & Retail)(b)	76
1,925	Dominion Energy, Inc. (Multi-Utilities)	100
84	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	28
597	DoorDash, Inc., Class - A (Hotels, Restaurants & Leisure)(b)	46
350	Dover Corp. (Machinery)	52
1,691	Dow, Inc. (Chemicals)	90
766	Dropbox, Inc., Class - A (Software)(b)	20
490	DTE Energy Co. (Multi-Utilities)	54
1,889	Duke Energy Corp. (Electric Utilities)	170
1,161	DuPont de Nemours, Inc. (Chemicals)	83
571	Dynatrace, Inc. (Software)(b)	29
304	Eastman Chemical Co. (Chemicals)	25
971	Eaton Corp. PLC (Electrical Equipment)	195
1,287	eBay, Inc. (Broadline Retail)	58
624	Ecolab, Inc. (Chemicals)	116
915	Edison International (Electric Utilities)	64
1,437	Edwards Lifesciences Corp. (Health Care Equipment & Supplies)(b)	136
647	Electronic Arts, Inc. (Entertainment)	84
566	Elevance Health, Inc. (Health Care Providers & Services)	251
1,955	Eli Lilly & Co. (Pharmaceuticals)	917
1,382	Emerson Electric Co. (Electrical Equipment)	125
326	Enphase Energy, Inc. (Semiconductors & Semiconductor Equipment)(b)	55
378	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	42
508	Entergy Corp. (Electric Utilities)	49

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
8,712	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	$997
139	EPAM Systems, Inc. (IT Services)(b)	31
788	EQT Corp. (Oil, Gas & Consumable Fuels)	32
296	Equifax, Inc. (Professional Services)	70
221	Equinix, Inc. (Specialized REITs)	173
940	Equitable Holdings, Inc. (Financial Services)	26
431	Equity LifeStyle Properties, Inc. (Residential REITs)	29
881	Equity Residential (Residential REITs)	58
545	Essential Utilities, Inc. (Water Utilities)	22
158	Essex Property Trust, Inc. (Residential REITs)	37
309	Etsy, Inc. (Broadline Retail)(b)	26
581	Evergy, Inc. (Electric Utilities)	34
842	Eversource Energy (Electric Utilities)	60
409	Exact Sciences Corp. (Biotechnology)(b)	38
2,388	Exelon Corp. (Electric Utilities)	97
380	Expeditors International of Washington, Inc. (Air Freight & Logistics)	46
327	Extra Space Storage, Inc. (Specialized REITs)	49
9,827	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1,054
153	F5, Inc. (Communications Equipment)(b)	22
96	FactSet Research Systems, Inc. (Capital Markets)	38
61	Fair Isaac Corp. (Software)(b)	49
1,398	Fastenal Co. (Trading Companies & Distributors)	82
579	FedEx Corp. (Air Freight & Logistics)	144
676	Fidelity National Financial, Inc. (Insurance)	24
1,386	Fidelity National Information Services, Inc. (Financial Services)	76
1,665	Fifth Third Bancorp (Banks)	44
23	First Citizens BancShares, Inc., Class - A (Banks)	30
1,274	First Horizon Corp. (Banks)	14
227	First Solar, Inc. (Semiconductors & Semiconductor Equipment)(b)	43
1,263	FirstEnergy Corp. (Electric Utilities)	49
1,512	Fiserv, Inc. (Financial Services)(b)	191
162	FleetCor Technologies, Inc. (Financial Services)(b)	41
331	FMC Corp. (Chemicals)	35
9,539	Ford Motor Co. (Automobile Components)	144
1,580	Fortinet, Inc. (Software)(b)	119
16,654	Fortive Corp. (Machinery)	1,246
336	Fortune Brands Innovations, Inc. (Building Products)	24
832	Fox Corp., Class - A (Media)	28
244	Fox Corp., Class - B (Media)	8

Shares	Security Description	Value (000)
	United States (continued)
748	Franklin Resources, Inc. (Capital Markets)	$20
3,494	Freeport-McMoRan, Inc. (Metals & Mining)	140
188	Gartner, Inc. (IT Services)(b)	66
892	GE HealthCare Technologies, Inc. (Health Care Equipment & Supplies)	72
1,470	Gen Digital, Inc. (Software)	27
153	Generac Holdings, Inc. (Electrical Equipment)(b)	23
572	General Dynamics Corp. (Aerospace & Defense)	123
2,612	General Electric Co. (Industrial Conglomerates)	287
1,429	General Mills, Inc. (Food Products)	110
3,457	General Motors Co. (Automobile Components)	133
334	Genuine Parts Co. (Distributors)	57
2,970	Gilead Sciences, Inc. (Biotechnology)	229
652	Global Payments, Inc. (Financial Services)	64
328	GoDaddy, Inc., Class - A (IT Services)(b)	25
409	Graco, Inc. (Machinery)	35
2,151	Halliburton Co. (Energy Equipment & Services)	71
328	Hasbro, Inc. (Leisure Products)	21
2,113	HCA Healthcare, Inc. (Health Care Providers & Services)	642
1,356	Healthpeak Properties, Inc. (Health Care REITs)	27
100	HEICO Corp. (Aerospace & Defense)	18
183	HEICO Corp., Class - A (Aerospace & Defense)	26
282	Henry Schein, Inc. (Health Care Providers & Services)(b)	23
651	Hess Corp. (Oil, Gas & Consumable Fuels)	89
3,301	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	55
373	HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	17
626	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	91
613	Hologic, Inc. (Health Care Equipment & Supplies)(b)	50
1,628	Honeywell International, Inc. (Industrial Conglomerates)	338
540	Horizon Therapeutics PLC (Biotechnology)(b)	56
749	Hormel Foods Corp. (Food Products)	30
1,807	Host Hotels & Resorts, Inc. (Hotel & Resort REITs)	30
810	Howmet Aerospace, Inc. (Aerospace & Defense)	40
2,130	HP, Inc. (Technology Hardware, Storage & Peripherals)	65
118	Hubbell, Inc. (Electrical Equipment)	39
117	HubSpot, Inc. (Software)(b)	62
305	Humana, Inc. (Health Care Providers & Services)	136
3,515	Huntington Bancshares, Inc. (Banks)	38

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
72	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	$16
114	Hyatt Hotels Corp., Class - A (Hotels, Restaurants & Leisure)	13
185	IDEX Corp. (Machinery)	40
207	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies)(b)	104
727	Illinois Tool Works, Inc. (Machinery)	182
379	Illumina, Inc. (Life Sciences Tools & Services)(b)	71
455	Incyte Corp. (Biotechnology)(b)	28
891	Ingersoll Rand, Inc. (Machinery)	58
156	Insulet Corp. (Health Care Equipment & Supplies)(b)	45
10,039	Intel Corp. (Semiconductors & Semiconductor Equipment)	336
1,375	Intercontinental Exchange, Inc. (Capital Markets)	155
2,167	International Business Machines Corp. (IT Services)	290
626	International Flavors & Fragrances, Inc. (Chemicals)	50
685	International Paper Co. (Containers & Packaging)	22
681	Intuit, Inc. (Software)	312
841	Intuitive Surgical, Inc. (Health Care Equipment & Supplies)(b)	288
902	Invesco Ltd. (Capital Markets)	15
1,502	Invitation Homes, Inc. (Residential REITs)	52
468	IQVIA Holdings, Inc. (Life Sciences Tools & Services)(b)	105
722	Iron Mountain, Inc. (Specialized REITs)	41
157	Jack Henry & Associates, Inc. (Professional Services)	26
299	Jacobs Solutions, Inc. (Professional Services)	36
152	Jazz Pharmaceuticals PLC (Pharmaceuticals)(b)	19
214	JB Hunt Transport Services, Inc. (Ground Transportation)	39
6,277	Johnson & Johnson (Pharmaceuticals)	1,039
1,645	Johnson Controls International PLC (Building Products)	112
7,064	JPMorgan Chase & Co. (Banks)	1,027
661	Juniper Networks, Inc. (Communications Equipment)	21
641	Kellogg Co. (Food Products)	43
2,144	Keurig Dr Pepper, Inc. (Beverages)	67
2,368	KeyCorp (Banks)	22
447	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components)(b)	75

Shares	Security Description	Value (000)
	United States (continued)
827	Kimberly-Clark Corp. (Household Products)	$114
1,515	Kimco Realty Corp. (Retail REITs)	30
4,978	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	86
1,480	KKR & Co., Inc. (Capital Markets)	83
339	KLA Corp. (Semiconductors & Semiconductor Equipment)	164
384	Knight-Swift Transportation Holdings, Inc. (Ground Transportation)	21
467	L3Harris Technologies, Inc. (Aerospace & Defense)	91
203	Laboratory Corporation of America Holdings (Health Care Providers & Services)	49
321	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	206
336	Lamb Weston Holdings, Inc. (Food Products)	39
882	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)(b)	51
333	Lattice Semiconductor Corp. (Semiconductors & Semiconductor Equipment)(b)	32
147	Lear Corp. (Automobile Components)	21
264	Leidos Holdings, Inc. (Professional Services)	23
585	Lennar Corp., Class - A (Household Durables)	73
87	Lennox International, Inc. (Building Products)	28
296	Liberty Broadband Corp., Class - C (Media)(b)	24
427	Liberty Media Corp. - Liberty Formula One, Class - C (Entertainment)(b)	32
1,186	Linde PLC (Chemicals)	452
382	Live Nation Entertainment, Inc. (Entertainment)(b)	35
612	LKQ Corp. (Distributors)	36
553	Lockheed Martin Corp. (Aerospace & Defense)	255
490	Loews Corp. (Insurance)	29
1,430	Lowe’s Cos., Inc. (Specialty Retail)	323
198	LPL Financial Holdings, Inc. (Capital Markets)	43
1,926	Lucid Group, Inc. (Automobile Components)(b)	13
576	LyondellBasell Industries N.V., Class - A (Chemicals)	53
420	M&T Bank Corp. (Banks)	52
1,663	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	38
1,057	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	123
1,865	MarketAxess Holdings, Inc. (Capital Markets)	487
634	Marriott International, Inc., Class - A (Hotels, Restaurants & Leisure)	116
1,178	Marsh & McLennan Cos., Inc. (Insurance)	222
159	Martin Marietta Materials, Inc. (Construction Materials)	73

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
2,071	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	$124
619	Masco Corp. (Building Products)	36
87	Masimo Corp. (Health Care Equipment & Supplies)(b)	14
2,049	Mastercard, Inc., Class - A (Financial Services)	806
667	Match Group, Inc. (Interactive Media & Services)(b)	28
630	McCormick & Co., Inc./MD (Food Products)	55
1,762	McDonald’s Corp. (Hotels, Restaurants & Leisure)	526
332	McKesson Corp. (Health Care Providers & Services)	142
6,171	Merck & Co., Inc. (Pharmaceuticals)	712
1,657	MetLife, Inc. (Insurance)	94
53	Mettler-Toledo International, Inc. (Life Sciences Tools & Services)(b)	70
760	MGM Resorts International (Hotels, Restaurants & Leisure)	33
1,314	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	118
6,562	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	414
23,233	Microsoft Corp. (Software)	7,909
260	Mid-America Apartment Communities, Inc. (Residential REITs)	39
806	Moderna, Inc. (Biotechnology)(b)	98
144	Mohawk Industries, Inc. (Household Durables)(b)	15
139	Molina Healthcare, Inc. (Health Care Providers & Services)(b)	42
479	Molson Coors Beverage Co., Class - B (Beverages)	32
3,325	Mondelez International, Inc., Class - A (Food Products)	243
163	MongoDB, Inc. (IT Services)(b)	67
113	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	61
1,878	Monster Beverage Corp. (Beverages)(b)	108
410	Moody’s Corp. (Capital Markets)	143
11,921	Morgan Stanley (Capital Markets)	1,018
409	Motorola Solutions, Inc. (Communications Equipment)	120
816	Nasdaq, Inc. (Capital Markets)	41

Shares	Security Description	Value (000)
	United States (continued)
485	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	$37
2,166	Netflix, Inc. (Entertainment)(b)	955
236	Neurocrine Biosciences, Inc. (Biotechnology)(b)	22
1,855	Newmont Corp. (Metals & Mining)	79
898	News Corp., Class - A (Media)	18
4,923	NextEra Energy, Inc. (Electric Utilities)	365
2,985	NIKE, Inc., Class - B (Textiles, Apparel & Luxury Goods)	329
943	NiSource, Inc. (Multi-Utilities)	26
128	Nordson Corp. (Machinery)	32
557	Norfolk Southern Corp. (Ground Transportation)	126
484	Northern Trust Corp. (Capital Markets)	36
343	Northrop Grumman Corp. (Aerospace & Defense)	156
595	Nucor Corp. (Metals & Mining)	98
7,845	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3,318
8	NVR, Inc. (Household Durables)(b)	51
1,746	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	103
377	Okta, Inc. (IT Services)(b)	26
234	Old Dominion Freight Line, Inc. (Ground Transportation)	87
457	Omnicom Group, Inc. (Media)	43
1,010	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment)(b)	96
1,109	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	68
3,911	Oracle Corp. (Software)	466
149	O’Reilly Automotive, Inc. (Specialty Retail)(b)	142
1,007	Otis Worldwide Corp. (Machinery)	90
576	Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	22
250	Owens Corning (Building Products)	33
1,254	PACCAR, Inc. (Machinery)	105
243	Packaging Corp. of America (Containers & Packaging)	32
729	Palo Alto Networks, Inc. (Software)(b)	186
1,090	Paramount Global, Class - B (Media)	17
311	Parker-Hannifin Corp. (Machinery)	121
790	Paychex, Inc. (Professional Services)	88
127	Paycom Software, Inc. (Professional Services)	41
99	Paylocity Holding Corp. (Professional Services)(b)	18
2,607	PayPal Holdings, Inc. (Financial Services)(b)	174
9,228	PepsiCo, Inc. (Beverages)	1,709
13,674	Pfizer, Inc. (Pharmaceuticals)	502
4,370	PG&E Corp. (Electric Utilities)(b)	76
1,088	Phillips 66 (Oil, Gas & Consumable Fuels)	104

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
1,381	Pinterest, Inc., Class - A (Interactive Media & Services)(b)	$38
565	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	117
98	Pool Corp. (Distributors)	37
569	PPG Industries, Inc. (Chemicals)	84
1,723	PPL Corp. (Electric Utilities)	46
579	Principal Financial Group, Inc. (Insurance)	44
2,254	Prologis, Inc. (Industrial REITs)	276
885	Prudential Financial, Inc. (Insurance)	78
276	PTC, Inc. (Software)(b)	39
1,236	Public Service Enterprise Group, Inc. (Multi-Utilities)	77
387	Public Storage (Specialized REITs)	113
496	PulteGroup, Inc. (Household Durables)	39
209	Qorvo, Inc. (Semiconductors & Semiconductor Equipment)(b)	21
2,692	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	320
350	Quanta Services, Inc. (Construction & Engineering)	69
282	Quest Diagnostics, Inc. (Health Care Providers & Services)	40
471	Raymond James Financial, Inc. (Capital Markets)	49
3,552	Raytheon Technologies Corp. (Aerospace & Defense)	348
1,654	Realty Income Corp. (Retail REITs)	99
393	Regency Centers Corp. (Retail REITs)	24
260	Regeneron Pharmaceuticals, Inc. (Biotechnology)(b)	187
2,436	Regions Financial Corp. (Banks)	43
151	Reliance Steel & Aluminum Co. (Metals & Mining)	41
124	Repligen Corp. (Life Sciences Tools & Services)(b)	18
540	Republic Services, Inc. (Commercial Services & Supplies)	83
354	ResMed, Inc. (Health Care Equipment & Supplies)	77
280	Revvity, Inc. (Life Sciences Tools & Services)	33
1,588	Rivian Automotive, Inc., Class - A (Automobile Components)(b)	26
298	Robert Half International, Inc. (Professional Services)	22
1,031	ROBLOX Corp., Class - A (Entertainment)(b)	42
282	Rockwell Automation, Inc. (Electrical Equipment)	93

Shares	Security Description	Value (000)
	United States (continued)
288	Roku, Inc. (Entertainment)(b)	$18
602	Rollins, Inc. (Commercial Services & Supplies)	26
254	Roper Technologies, Inc. (Software)	122
862	Ross Stores, Inc. (Specialty Retail)	97
579	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)(b)	60
830	Royalty Pharma PLC, Class - A (Pharmaceuticals)	26
327	RPM International, Inc. (Chemicals)	29
796	S&P Global, Inc. (Capital Markets)	319
5,840	Salesforce, Inc. (Software)(b)	1,233
253	SBA Communications Corp. (Specialized REITs)	59
3,424	Schlumberger N.V. (Energy Equipment & Services)	168
480	Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	30
325	Seagen, Inc. (Biotechnology)(b)	63
371	Sealed Air Corp. (Containers & Packaging)	15
766	Sempra Energy (Multi-Utilities)	112
377	Sensata Technologies Holding PLC (Electrical Equipment)	17
496	ServiceNow, Inc. (Software)(b)	279
815	Simon Property Group, Inc. (Retail REITs)	94
1,436	Sirius XM Holdings, Inc. (Media)	7
402	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	44
2,657	Snap, Inc., Class - A (Interactive Media & Services)(b)	31
132	Snap-on, Inc. (Machinery)	38
639	Snowflake, Inc., Class - A (IT Services)(b)	112
410	Southwest Airlines Co. (Passenger Airlines)	15
394	Splunk, Inc. (Software)(b)	42
388	Stanley Black & Decker, Inc. (Machinery)	36
2,775	Starbucks Corp. (Hotels, Restaurants & Leisure)	275
856	State Street Corp. (Capital Markets)	63
370	Steel Dynamics, Inc. (Metals & Mining)	40
243	STERIS PLC (Health Care Equipment & Supplies)	55
832	Stryker Corp. (Health Care Equipment & Supplies)	254
289	Sun Communities, Inc. (Residential REITs)	38
1,121	Synchrony Financial (Consumer Finance)	38
371	Synopsys, Inc. (Software)(b)	162
1,248	Sysco Corp. (Consumer Staples Distribution & Retail)	93
548	T. Rowe Price Group, Inc. (Capital Markets)	61
434	Take-Two Interactive Software, Inc. (Entertainment)(b)	64

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
560	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	$43
1,120	Target Corp. (Consumer Staples Distribution & Retail)	148
708	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	99
112	Teledyne Technologies, Inc. (Electronic Equipment, Instruments & Components)(b)	46
118	Teleflex, Inc. (Health Care Equipment & Supplies)	29
356	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	40
6,900	Tesla, Inc. (Automobile Components)(b)	1,805
2,203	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	397
538	Textron, Inc. (Aerospace & Defense)	36
1,676	The AES Corp. (Independent Power and Renewable Electricity Producers)	35
632	The Allstate Corp. (Insurance)	69
1,892	The Bank of New York Mellon Corp. (Capital Markets)	84
1,390	The Boeing Co. (Aerospace & Defense)(b)	294
450	The Carlyle Group, Inc. (Capital Markets)	14
3,658	The Charles Schwab Corp. (Capital Markets)	207
716	The Cigna Group (Health Care Providers & Services)	201
277	The Clorox Co. (Household Products)	44
9,928	The Coca-Cola Co. (Beverages)	598
126	The Cooper Cos., Inc. (Health Care Equipment & Supplies)	48
3,649	The Estee Lauder Cos., Inc. (Personal Care Products)	716
808	The Goldman Sachs Group, Inc. (Capital Markets)	261
758	The Hartford Financial Services Group, Inc. (Insurance)	55
358	The Hershey Co. (Food Products)	89
2,446	The Home Depot, Inc. (Specialty Retail)	760
935	The Interpublic Group of Cos., Inc. (Media)	36
272	The J.M. Smucker Co. (Food Products)	40
1,776	The Kraft Heinz Co. (Food Products)	63
1,590	The Kroger Co. (Consumer Staples Distribution & Retail)	75
692	The Mosaic Co. (Chemicals)	24
938	The PNC Financial Services Group, Inc. (Banks)	118
5,710	The Procter & Gamble Co. (Household Products)	866
1,421	The Progressive Corp. (Insurance)	188
612	The Sherwin-Williams Co. (Chemicals)	162

Shares	Security Description	Value (000)
	United States (continued)
2,642	The Southern Co. (Electric Utilities)	$186
2,823	The TJX Cos., Inc. (Specialty Retail)	239
240	The Toro Co. (Machinery)	24
1,083	The Trade Desk, Inc., Class - A (Media)(b)	84
540	The Travelers Cos., Inc. (Insurance)	94
4,432	The Walt Disney Co. (Entertainment)(b)	396
2,892	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	94
2,732	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	1,425
8,275	T-Mobile US, Inc. (Wireless Telecommunication Services)(b)	1,150
623	Toast, Inc., Class - A (Financial Services)(b)	14
280	Tractor Supply Co. (Specialty Retail)	62
239	Tradeweb Markets, Inc., Class - A (Capital Markets)	16
129	TransDigm Group, Inc. (Aerospace & Defense)	115
480	TransUnion (Professional Services)	38
628	Trimble, Inc. (Electronic Equipment, Instruments & Components)(b)	33
3,214	Truist Financial Corp. (Banks)	98
396	Twilio, Inc., Class - A (IT Services)(b)	25
99	Tyler Technologies, Inc. (Software)(b)	41
641	Tyson Foods, Inc., Class - A (Food Products)	33
3,668	U.S. Bancorp (Banks)	121
4,421	Uber Technologies, Inc. (Ground Transportation)(b)	191
748	UDR, Inc. (Residential REITs)	32
502	UGI Corp. (Gas Utilities)	14
198	U-Haul Holding Co. (Ground Transportation)	10
127	Ulta Beauty, Inc. (Specialty Retail)(b)	60
1,485	Union Pacific Corp. (Ground Transportation)	304
1,752	United Parcel Service, Inc., Class - B (Air Freight & Logistics)	314
172	United Rentals, Inc. (Trading Companies & Distributors)	77
102	United Therapeutics Corp. (Biotechnology)(b)	23
5,303	UnitedHealth Group, Inc. (Health Care Providers & Services)	2,549
562	Unity Software, Inc. (Software)(b)	24
797	V.F. Corp. (Textiles, Apparel & Luxury Goods)	15
98	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	25
885	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	104
333	Veeva Systems, Inc., Class - A (Health Care Technology)(b)	66
976	Ventas, Inc. (Health Care REITs)	46
244	VeriSign, Inc. (IT Services)(b)	55

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
353	Verisk Analytics, Inc., Class - A (Professional Services)	$80
10,161	Verizon Communications, Inc. (Diversified Telecommunication Services)	378
633	Vertex Pharmaceuticals, Inc. (Biotechnology)(b)	223
3,079	Viatris, Inc. (Pharmaceuticals)	31
2,341	VICI Properties, Inc. (Specialized REITs)	74
8,613	Visa, Inc., Class - A (Financial Services)	2,046
837	Vistra Corp. (Independent Power and Renewable Electricity Producers)	22
576	VMware, Inc., Class - A (Software)(b)	83
338	Vulcan Materials Co. (Construction Materials)	76
550	W.R. Berkley Corp. (Insurance)	33
109	W.W. Grainger, Inc. (Trading Companies & Distributors)	86
1,782	Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)	51
3,591	Walmart, Inc. (Consumer Staples Distribution & Retail)	564
5,726	Warner Bros. Discovery, Inc. (Entertainment)(b)	72
977	Waste Management, Inc. (Commercial Services & Supplies)	169
148	Waters Corp. (Life Sciences Tools & Services)(b)	39
80	Watsco, Inc. (Trading Companies & Distributors)	31
383	Webster Financial Corp. (Banks)	14
793	WEC Energy Group, Inc. (Multi-Utilities)	70
9,109	Wells Fargo & Co. (Banks)	389
1,218	Welltower, Inc. (Health Care REITs)	99
180	West Pharmaceutical Services, Inc. (Life Sciences Tools & Services)	69
736	Western Digital Corp. (Technology Hardware, Storage & Peripherals)(b)	28
377	Westinghouse Air Brake Technologies Corp. (Machinery)	41
121	Westlake Corp. (Chemicals)	14
649	Westrock Co. (Containers & Packaging)	19
1,723	Weyerhaeuser Co. (Specialized REITs)	58
104	Whirlpool Corp. (Household Durables)	15
298	Wolfspeed, Inc. (Semiconductors & Semiconductor Equipment)(b)	17
495	Workday, Inc., Class - A (Software)(b)	112
467	WP Carey, Inc. (Diversified REITs)	32
260	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	27
1,316	Xcel Energy, Inc. (Electric Utilities)	82
559	Xylem, Inc. (Machinery)	63
687	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	95

Shares	Security Description	Value (000)
	United States (continued)
127	Zebra Technologies Corp. (Electronic Equipment, Instruments & Components)(b)	$38
384	Zillow Group, Inc., Class - C (Real Estate Management & Development)(b)	19
508	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	74
1,118	Zoetis, Inc. (Pharmaceuticals)	193
577	Zoom Video Communications, Inc., Class - A (Software)(b)	39
548	ZoomInfo Technologies, Inc. (Interactive Media & Services)(b)	14
199	Zscaler, Inc. (Software)(b)	29
		109,756
	Uruguay — 0.08%
106	MercadoLibre, Inc. (Broadline Retail)(b)	126
	Total Common Stocks	162,726
	Investment Company — 0.36%
586,741	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.97%(d)	587
	Total Investment Company	587
	Total Investments (cost $119,308) — 99.51%	163,313
	Other assets in excess of liabilities — 0.49%	804
	Net Assets — 100.00%	$164,117

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

(c)	Security was valued using significant unobservable inputs as of June 30, 2023.

(d)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2023

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The ESG Growth Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	RBC Global Asset Management (UK) Limited	Total
Common Stocks	81.69%	—	17.46%	99.15%
Investment Company	0.06%	0.30%	—	0.36%
Other Assets (Liabilities)	0.24%	0.07%	0.18%	0.49%
Total Net Assets	81.99%	0.37%	17.64%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2023.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	1	9/15/23	$224	$4
MSCI EAFE Index Future	2	9/15/23	216	1
			$440	$5
	Total Unrealized Appreciation			$5
	Total Unrealized Depreciation			—
	Total Net Unrealized Appreciation/(Depreciation)			$5

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks — 99.60%
	Australia — 2.04%
168	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$3
1,701	ANZ Group Holdings Ltd. (Banks)	27
606	APA Group (Gas Utilities)	4
361	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	9
125	ASX Ltd. (Capital Markets)	5
1,354	Aurizon Holdings Ltd. (Ground Transportation)	4
2,923	BHP Group Ltd. (Metals & Mining)	87
248	BlueScope Steel Ltd. (Metals & Mining)	3
785	Brambles Ltd. (Commercial Services & Supplies)	8
41	Cochlear Ltd. (Health Care Equipment & Supplies)	6
780	Coles Group Ltd. (Consumer Staples Distribution & Retail)	10
967	Commonwealth Bank of Australia (Banks)	64
306	Computershare Ltd. (Professional Services)	5
551	Dexus (Diversified REITs)	3
102	EBOS Group Ltd. (Health Care Providers & Services)	2
980	Endeavour Group Ltd. (Consumer Staples Distribution & Retail)	4
982	Fortescue Metals Group Ltd. (Metals & Mining)	15
976	Goodman Group (Industrial REITs)	13
115	IDP Education Ltd. (Diversified Consumer Services)	2
356	IGO Ltd. (Metals & Mining)	4
1,294	Insurance Australia Group Ltd. (Insurance)	5
364	Lendlease Corp. Ltd. (Real Estate Management & Development)(a)	2
209	Macquarie Group Ltd. (Capital Markets)	25
1,579	Medibank Pvt. Ltd. (Insurance)	4
96	Mineral Resources Ltd. (Metals & Mining)	5
2,016	Mirvac Group (Diversified REITs)	3
1,788	National Australia Bank Ltd. (Banks)	31
499	Newcrest Mining Ltd. (Metals & Mining)	9
709	Northern Star Resources Ltd. (Metals & Mining)	6
315	Orica Ltd. (Chemicals)	3
902	Origin Energy Ltd. (Electric Utilities)	5
1,631	Pilbara Minerals Ltd. (Metals & Mining)	5
503	Qantas Airways Ltd. (Passenger Airlines)(b)	2
889	QBE Insurance Group Ltd. (Insurance)	9
29	REA Group Ltd. (Interactive Media & Services)	3
114	Reece Ltd. (Trading Companies & Distributors)	1
236	Rio Tinto Ltd. (Metals & Mining)	18
2,011	Santos Ltd. (Oil, Gas & Consumable Fuels)(a)	10
3,327	Scentre Group (Retail REITs)	6
244	SEEK Ltd. (Interactive Media & Services)	4

Shares	Security Description	Value (000)
	Australia (continued)
239	Sonic Healthcare Ltd. (Health Care Providers & Services)	$6
2,852	South32 Ltd. (Metals & Mining)	7
1,290	Stockland (Diversified REITs)	3
658	Suncorp Group Ltd. (Insurance)	6
2,120	Telstra Group Ltd. (Diversified Telecommunication Services)	6
912	The GPT Group (Diversified REITs)	3
1,446	The Lottery Corp. Ltd. (Hotels, Restaurants & Leisure)	5
1,743	Transurban Group (Transportation Infrastructure)	17
413	Treasury Wine Estates Ltd. (Beverages)	3
2,104	Vicinity Ltd. (Diversified REITs)(a)	3
117	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	2
683	Wesfarmers Ltd. (Broadline Retail)	23
1,998	Westpac Banking Corp. (Banks)	28
84	WiseTech Global Ltd. (Software)	5
1,080	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	25
685	Woolworths Group Ltd. (Consumer Staples Distribution & Retail)	18
		594
	Austria — 0.05%
183	Erste Group Bank AG (Banks)(a)	6
74	OMV AG (Oil, Gas & Consumable Fuels)	3
47	Verbund AG (Electric Utilities)	4
57	voestalpine AG (Metals & Mining)	2
		15
	Belgium — 0.24%
91	Ageas SA/N.V. (Insurance)	4
508	Anheuser-Busch InBev SA/N.V. (Beverages)	29
16	D’ieteren Group (Distributors)	3
17	Elia Group SA/N.V. (Electric Utilities)(a)	2
51	Groupe Bruxelles Lambert N.V. (Financial Services)	4
149	KBC Group N.V. (Banks)	10
9	Sofina SA (Financial Services)	2
48	Solvay SA, Class - A (Chemicals)	5
67	UCB SA (Pharmaceuticals)	6
108	Umicore SA (Chemicals)(a)	3
108	Warehouses De Pauw CVA (Industrial REITs)	3
		71
	Bermuda — 0.09%
222	Arch Capital Group Ltd. (Insurance)(b)	17
24	Everest Re Group Ltd. (Insurance)	8
		25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada — 3.75%
267	Agnico Eagle Mines Ltd. (Metals & Mining)	$13
100	Air Canada (Passenger Airlines)(a)(b)	2
343	Algonquin Power & Utilities Corp. (Multi-Utilities)	3
448	Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	23
144	AltaGas Ltd. (Gas Utilities)	3
353	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	5
410	Bank of Montreal (Banks)	37
992	Barrick Gold Corp. (Metals & Mining)	17
39	BCE, Inc. (Diversified Telecommunication Services)	2
196	Brookfield Asset Management Ltd., Class - A (Capital Markets)	6
839	Brookfield Corp. (Capital Markets)	28
22	BRP, Inc. (Leisure Products)	2
263	Cameco Corp. (Oil, Gas & Consumable Fuels)	8
46	Canadian Apartment Properties REIT (Residential REITs)(a)	2
515	Canadian Imperial Bank of Commerce (Banks)	22
325	Canadian National Railway Co. (Ground Transportation)	39
643	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	36
534	Canadian Pacific Kansas City Ltd. (Ground Transportation)	43
31	Canadian Tire Corp. Ltd., Class - A (Broadline Retail)	4
110	Canadian Utilities Ltd., Class - A (Multi-Utilities)	3
81	CCL Industries, Inc. (Containers & Packaging)(a)	4
864	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	15
127	CGI, Inc. (IT Services)(b)	13
12	Constellation Software, Inc. (Software)	25
171	Dollarama, Inc. (Broadline Retail)	12
204	Element Fleet Management Corp. (Financial Services)(a)	3
151	Emera, Inc. (Electric Utilities)	6
85	Empire Co. Ltd. (Consumer Staples Distribution & Retail)	2
1,173	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	44
12	Fairfax Financial Holdings Ltd. (Insurance)	9
346	First Quantum Minerals Ltd. (Metals & Mining)	8
20	FirstService Corp. (Real Estate Management & Development)	3

Shares	Security Description	Value (000)
	Canada (continued)
277	Fortis, Inc. (Electric Utilities)	$12
114	Franco-Nevada Corp. (Metals & Mining)	16
40	George Weston Ltd. (Consumer Staples Distribution & Retail)	5
127	GFL Environmental, Inc. (Commercial Services & Supplies)	5
97	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	3
174	Great-West Lifeco, Inc. (Insurance)	5
166	Hydro One Ltd. (Electric Utilities)(a)	5
53	iA Financial Corp., Inc. (Insurance)	4
50	IGM Financial, Inc. (Capital Markets)	2
120	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	6
100	Intact Financial Corp. (Insurance)	15
339	Ivanhoe Mines Ltd. (Metals & Mining)(b)	3
121	Keyera Corp. (Oil, Gas & Consumable Fuels)	3
776	Kinross Gold Corp. (Metals & Mining)	4
87	Loblaw Cos. Ltd. (Consumer Staples Distribution & Retail)	8
66	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)(b)	25
340	Lundin Mining Corp. (Metals & Mining)(a)	3
150	Magna International, Inc. (Automobile Components)	8
1,075	Manulife Financial Corp. (Insurance)	20
127	Metro, Inc. (Consumer Staples Distribution & Retail)	7
201	National Bank of Canada (Banks)	15
118	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	2
283	Nutrien Ltd. (Chemicals)	17
31	Nuvei Corp. (Financial Services)(b)	1
42	Onex Corp. (Financial Services)	2
151	Open Text Corp. (Software)(a)	6
198	Pan American Silver Corp. (Metals & Mining)	3
80	Parkland Corp. (Oil, Gas & Consumable Fuels)(a)	2
333	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	10
328	Power Corp. of Canada (Insurance)	9
78	Quebecor, Inc., Class - B (Media)	2
115	RB Global, Inc. (Commercial Services & Supplies)	7
169	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	13
72	RioCan Real Estate Investment Trust (Diversified REITs)(a)	1
210	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	10

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
804	Royal Bank of Canada (Banks)	$78
141	Saputo, Inc. (Food Products)(a)	3
686	Shopify, Inc., Class - A (IT Services)(b)	44
349	Sun Life Financial, Inc. (Insurance)	18
775	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	23
601	TC Energy Corp. (Oil, Gas & Consumable Fuels)	24
258	Teck Resources Ltd., Class - B (Metals & Mining)	11
291	TELUS Corp. (Diversified Telecommunication Services)	6
43	TFI International, Inc. (Ground Transportation)	5
688	The Bank of Nova Scotia (Banks)	34
42	The Descartes Systems Group, Inc. (Software)(b)	3
1,059	The Toronto-Dominion Bank (Banks)	66
97	Thomson Reuters Corp. (Professional Services)	13
140	TMX Group Ltd. (Capital Markets)	3
47	Toromont Industries Ltd. (Trading Companies & Distributors)	4
177	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	8
155	Waste Connections, Inc. (Commercial Services & Supplies)	22
37	West Fraser Timber Co. Ltd. (Paper & Forest Products)	3
271	Wheaton Precious Metals Corp. (Metals & Mining)	12
73	WSP Global, Inc. (Construction & Engineering)	10
		1,091
	Cayman Islands — 0.01%
1,200	Sands China Ltd. (Hotels, Restaurants & Leisure)(b)	4
	Chile — 0.02%
254	Antofagasta PLC (Metals & Mining)	5
	Denmark — 0.37%
2	A.P. Moller - Maersk A/S, Class - A (Marine Transportation)	3
3	A.P. Moller - Maersk A/S, Class - B (Marine Transportation)	5
54	Carlsberg A/S, Class - B (Beverages)	9
55	Chr Hansen Holding A/S (Chemicals)(a)	4
73	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	9
370	Danske Bank A/S (Banks)(b)	9
51	Demant A/S (Health Care Equipment & Supplies)(b)	2
110	DSV A/S (Air Freight & Logistics)	24
130	Novozymes A/S, Class - B (Chemicals)	6

Shares	Security Description	Value (000)
	Denmark (continued)
114	Orsted A/S (Electric Utilities)(a)	$11
50	Pandora A/S (Textiles, Apparel & Luxury Goods)	4
5	ROCKWOOL A/S, Class - B (Building Products)	1
192	Tryg A/S (Insurance)(a)	4
605	Vestas Wind Systems A/S (Electrical Equipment)(b)	17
		108
	Finland — 0.32%
73	Elisa Oyj (Diversified Telecommunication Services)	4
234	Fortum Oyj (Electric Utilities)	3
138	Kesko Oyj, Class - B (Consumer Staples Distribution & Retail)	3
202	Kone Oyj, Class - B (Machinery)	11
372	Metso Oyj (Machinery)(a)	4
249	Neste Oyj (Oil, Gas & Consumable Fuels)	10
3,035	Nokia Oyj (Communications Equipment)	13
1,868	Nordea Bank Abp (Banks)	20
254	Sampo Oyj, A Shares (Insurance)	11
299	Stora Enso Oyj, Registered Shares (Paper & Forest Products)	3
314	UPM-Kymmene Oyj (Paper & Forest Products)	9
235	Wartsila Oyj Abp (Machinery)	3
		94
	France — 3.15%
84	Accor SA (Hotels, Restaurants & Leisure)	3
16	Aeroports de Paris (Transportation Infrastructure)	2
300	Air Liquide SA (Chemicals)	54
199	Alstom SA (Machinery)	6
30	Amundi SA (Capital Markets)	2
31	Arkema SA (Chemicals)	3
1,071	AXA SA (Insurance)	32
22	BioMerieux (Health Care Equipment & Supplies)	2
638	BNP Paribas SA (Banks)	40
481	Bollore SE (Entertainment)	3
119	Bouygues SA (Construction & Engineering)	4
163	Bureau Veritas SA (Professional Services)(a)	4
97	Capgemini SE (IT Services)	18
320	Carrefour SA (Consumer Staples Distribution & Retail)(a)	6
301	Cie de Saint-Gobain (Building Products)	18
387	Cie Generale des Etablissements Michelin SCA (Automobile Components)	11
27	Covivio SA (Diversified REITs)	1
642	Credit Agricole SA (Banks)	8
365	Danone SA (Food Products)	22
379	Dassault Systemes SE (Software)	17
153	Edenred (Financial Services)	10
43	Eiffage SA (Construction & Engineering)(a)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France (continued)
1,038	Engie SA (Multi-Utilities)	$17
172	EssilorLuxottica SA (Health Care Equipment & Supplies)^	32
23	Eurazeo SE (Financial Services)	2
23	Gecina SA (Office REITs)(a)	2
218	Getlink SE (Transportation Infrastructure)	4
18	Hermes International (Textiles, Apparel & Luxury Goods)	39
17	Ipsen SA (Pharmaceuticals)	2
44	Kering SA (Textiles, Apparel & Luxury Goods)	24
138	Klepierre SA (Retail REITs)	3
59	La Francaise des Jeux SAEM (Hotels, Restaurants & Leisure)	2
162	Legrand SA (Electrical Equipment)	16
139	L’Oreal SA (Personal Care Products)	66
160	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	152
1,041	Orange SA (Diversified Telecommunication Services)(a)	12
118	Pernod Ricard SA (Beverages)	26
136	Publicis Groupe SA (Media)	11
17	Remy Cointreau SA (Beverages)	3
99	Renault SA (Automobile Components)	4
316	Schneider Electric SE (Electrical Equipment)(a)	57
16	SEB SA (Household Durables)	2
426	Societe Generale SA (Banks)	11
54	Sodexo SA (Hotels, Restaurants & Leisure)	6
35	Teleperformance (Professional Services)	6
1,356	TotalEnergies SE (Oil, Gas & Consumable Fuels)	79
66	Unibail-Rodamco-Westfield (Retail REITs)(b)	3
119	Valeo (Automobile Components)	3
401	Veolia Environnement SA (Multi-Utilities)	13
311	Vinci SA (Construction & Engineering)	36
387	Vivendi SE (Media)	4
15	Wendel SE (Financial Services)	2
148	Worldline SA (Financial Services)(b)	5
		914
	Germany — 2.12%
95	adidas AG (Textiles, Apparel & Luxury Goods)	18
234	Allianz SE, Registered Shares (Insurance)	54
514	BASF SE (Chemicals)	25
183	Bayerische Motoren Werke AG (Automobile Components)	23
34	Bayerische Motoren Werke AG, Preference Shares (Automobiles)	4
45	Bechtle AG (IT Services)	2
95	Brenntag SE (Trading Companies & Distributors)	7

Shares	Security Description	Value (000)
	Germany (continued)
23	Carl Zeiss Meditec AG, Class - BR (Health Care Equipment & Supplies)	$2
558	Commerzbank AG (Banks)	6
57	Continental AG (Automobile Components)	4
123	Covestro AG (Chemicals)(b)	6
273	Daimler Truck Holding AG (Machinery)	10
111	Delivery Hero SE (Hotels, Restaurants & Leisure)(b)	5
1,160	Deutsche Bank AG, Registered Shares (Capital Markets)	12
108	Deutsche Boerse AG (Capital Markets)	20
304	Deutsche Lufthansa AG, Registered Shares (Passenger Airlines)(a)(b)	3
1,864	Deutsche Telekom AG (Diversified Telecommunication Services)(a)	41
588	DHL Group (Air Freight & Logistics)	29
71	Dr. Ing. h.c. F. Porsche AG, Preference Shares (Automobiles)	9
1,300	E.ON SE (Multi-Utilities)	17
105	Evonik Industries AG (Chemicals)	2
108	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	5
110	GEA Group AG (Machinery)	5
37	Hannover Rueck SE (Insurance)	8
76	Heidelberg Materials AG (Construction Materials)	6
88	HelloFresh SE (Consumer Staples Distribution & Retail)(b)	2
70	Henkel AG & Co. KGaA (Household Products)	5
101	Henkel AG & Co. KGaA, Preference Shares (Household Products)	8
748	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(a)	31
41	Knorr-Bremse AG (Machinery)	3
41	LEG Immobilien SE (Real Estate Management & Development)	2
491	Mercedes-Benz Group AG (Automobile Components)	40
34	MTU Aero Engines AG (Aerospace & Defense)	9
81	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares (Insurance)	30
35	Nemetschek SE (Software)	3
79	Porsche Automobil Holding SE, Preference Shares (Automobile Components)(b)	5
61	Puma SE (Textiles, Apparel & Luxury Goods)(a)	4
3	Rational AG (Machinery)	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
366	RWE AG (Independent Power and Renewable Electricity Producers)	$16
598	SAP SE (Software)	83
49	Scout24 SE (Interactive Media & Services)	3
305	Siemens Energy AG (Electrical Equipment)(a)(b)	5
81	Symrise AG (Chemicals)(a)	8
30	Talanx AG (Insurance)	2
627	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	2
16	Volkswagen AG (Automobiles)	3
117	Volkswagen AG, Preference Shares (Automobile Components)	16
423	Vonovia SE (Real Estate Management & Development)	8
10	Wacker Chemie AG (Chemicals)	1
121	Zalando SE (Specialty Retail)(b)	3
		617
	Hong Kong — 0.84%
6,892	AIA Group Ltd. (Insurance)	69
2,000	BOC Hong Kong Holdings Ltd. (Banks)	6
700	Budweiser Brewing Co. APAC Ltd. (Beverages)	2
1,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	6
1,500	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	9
500	CK Infrastructure Holdings Ltd. (Electric Utilities)	3
1,000	CLP Holdings Ltd. (Electric Utilities)	8
1,000	ESR Group Ltd. (Real Estate Management & Development)	2
18	Futu Holdings Ltd., ADR (Capital Markets)(b)	1
1,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)(b)	6
1,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	2
400	Hang Seng Bank Ltd. (Banks)	6
1,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	3
2,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)(a)	2
5,985	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	5
723	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	26
700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	3
100	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	5
1,566	Link REIT (Retail REITs)	9

Shares	Security Description	Value (000)
	Hong Kong (continued)
1,000	MTR Corp. Ltd. (Ground Transportation)	$5
1,250	New World Development Co. Ltd. (Real Estate Management & Development)	3
779	Power Assets Holdings Ltd. (Electric Utilities)	4
1,636	Prudential PLC (Insurance)	22
2,129	Sino Land Co. Ltd. (Real Estate Management & Development)	3
1,000	SITC International Holdings Co. Ltd. (Marine Transportation)	2
1,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	13
139	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	1
600	Swire Properties Ltd. (Real Estate Management & Development)	1
757	Techtronic Industries Co. Ltd. (Machinery)	8
4,728	WH Group Ltd. (Food Products)	3
1,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	5
1,000	Xinyi Glass Holdings Ltd. (Building Products)	2
		245
	Ireland (Republic of) — 1.11%
364	Accenture PLC, Class - A (IT Services)	111
19	AerCap Holdings N.V. (Trading Companies & Distributors)(b)	1
73	AerCap Holdings N.V. (Trading Companies & Distributors)(b)	5
612	AIB Group PLC (Banks)	3
50	Allegion PLC (Building Products)	6
162	Aptiv PLC (Automobile Components)(b)	17
599	Bank of Ireland Group PLC (Banks)	6
418	CRH PLC (Construction Materials)(a)	23
550	Experian PLC (Professional Services)	21
100	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(b)	20
234	James Hardie Industries PLC (Construction Materials)	6
83	Kingspan Group PLC (Building Products)	6
774	Medtronic PLC (Health Care Equipment & Supplies)	68
130	Smurfit Kappa Group PLC (Containers & Packaging)(a)	4
134	Trane Technologies PLC (Building Products)	26
		323
	Israel — 0.20%
44	Azrieli Group Ltd. (Real Estate Management & Development)	2
672	Bank Hapoalim BM (Banks)	6
842	Bank Leumi Le-Israel BM (Banks)	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Israel (continued)
56	Check Point Software Technologies Ltd. (Software)(b)	$7
23	CyberArk Software Ltd. (Software)(b)	4
362	ICL Group Ltd. (Chemicals)	2
—	Isracard Ltd. (Consumer Finance)	—
596	Israel Discount Bank Ltd., Class - A (Banks)	3
97	Mizrahi Tefahot Bank Ltd. (Banks)	3
13	Monday.com Ltd. (Software)(b)	2
40	Nice Ltd. (Software)(b)	8
33	SolarEdge Technologies, Inc. (Semiconductors & Semiconductor Equipment)(b)	10
55	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)(b)	2
28	Wix.com Ltd. (IT Services)(b)	2
		57
	Italy — 0.67%
62	Amplifon SpA (Health Care Providers & Services)	2
615	Assicurazioni Generali SpA (Insurance)	13
265	Davide Campari-Milano N.V., Class - M (Beverages)	4
13	DiaSorin SpA (Health Care Equipment & Supplies)	1
4,695	Enel SpA (Electric Utilities)(a)	31
1,314	Eni SpA (Oil, Gas & Consumable Fuels)	19
73	Ferrari N.V. (Automobiles)	24
344	FinecoBank Banca Fineco SpA (Banks)	5
208	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(a)	3
9,464	Intesa Sanpaolo SpA (Banks)(a)	24
318	Mediobanca Banca di Credito Finanziario SpA (Banks)	4
123	Moncler SpA (Textiles, Apparel & Luxury Goods)	9
360	Nexi SpA (Professional Services)(b)	3
367	Poste Italiane SpA (Insurance)	4
133	Prysmian SpA (Electrical Equipment)	6
49	Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	2
1,265	Snam SpA (Gas Utilities)	7
4,827	Telecom Italia SpA/Milano (Diversified Telecommunication Services)(b)	1
946	Terna - Rete Elettrica Nazionale (Electric Utilities)	8
1,054	UniCredit SpA (Banks)	24
		194

Shares	Security Description	Value (000)
	Japan — 6.21%
100	Advantest Corp. (Semiconductors & Semiconductor Equipment)(a)	$13
400	Aeon Co. Ltd. (Consumer Staples Distribution & Retail)	8
100	AGC, Inc. (Building Products)	4
100	Aisin Corp. (Automobile Components)	3
100	ANA Holdings, Inc. (Passenger Airlines)(a)(b)	2
100	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	2
800	Asahi Kasei Corp. (Chemicals)	5
100	Azbil Corp. (Electronic Equipment, Instruments & Components)	3
300	Bandai Namco Holdings, Inc. (Leisure Products)	7
100	BayCurrent Consulting, Inc. (Professional Services)	4
333	Bridgestone Corp. (Automobile Components)	14
200	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	3
600	Canon, Inc. (Technology Hardware, Storage & Peripherals)	16
100	Capcom Co. Ltd. (Entertainment)	4
100	Central Japan Railway Co. (Ground Transportation)	13
400	Chubu Electric Power Co., Inc. (Electric Utilities)	5
900	Concordia Financial Group Ltd. (Banks)	4
300	CyberAgent, Inc. (Media)	2
100	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	3
190	Daifuku Co. Ltd. (Machinery)	4
586	Dai-ichi Life Holdings, Inc. (Insurance)	11
120	Daikin Industries Ltd. (Building Products)	25
300	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	8
1	Daiwa House REIT Investment Corp. (Diversified REITs)	2
900	Daiwa Securities Group, Inc. (Capital Markets)	5
256	Denso Corp. (Automobile Components)	17
100	Dentsu Group, Inc. (Media)	3
105	Disco Corp. (Semiconductors & Semiconductor Equipment)	17
200	East Japan Railway Co. (Ground Transportation)	11
1,700	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	6
545	FANUC Corp. (Machinery)	19
100	Fast Retailing Co. Ltd. (Specialty Retail)	26
100	Fuji Electric Co. Ltd. (Electrical Equipment)	4
200	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
152	Fujitsu Ltd. (IT Services)(a)	$20
3	GLP J-Reit (Industrial REITs)(a)	3
100	Hakuhodo DY Holdings, Inc. (Media)	1
100	Hamamatsu Photonics KK (Electronic Equipment, Instruments & Components)	5
100	Hankyu Hanshin Holdings, Inc. (Ground Transportation)	3
27	Hikari Tsushin, Inc. (Specialty Retail)	4
42	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	6
100	Hitachi Construction Machinery Co. Ltd. (Machinery)	3
900	Honda Motor Co. Ltd. (Automobile Components)	27
100	Hoshizaki Corp. (Machinery)	4
200	Hoya Corp. (Health Care Equipment & Supplies)	24
200	Hulic Co. Ltd. (Real Estate Management & Development)(a)	2
100	Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	6
152	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)(a)	3
100	Iida Group Holdings Co. Ltd. (Household Durables)	2
600	Inpex Corp. (Oil, Gas & Consumable Fuels)	7
300	Isuzu Motors Ltd. (Automobile Components)	4
700	ITOCHU Corp. (Trading Companies & Distributors)	28
100	Itochu Techno-Solutions Corp. (IT Services)	3
48	Japan Airlines Co. Ltd. (Passenger Airlines)(a)	1
300	Japan Exchange Group, Inc. (Capital Markets)	5
4	Japan Metropolitan Fund Invest (Retail REITs)	3
800	Japan Post Bank Co. Ltd. (Banks)(a)	6
1,400	Japan Post Holdings Co. Ltd. (Insurance)(a)	10
100	Japan Post Insurance Co. Ltd. (Insurance)(a)	2
1	Japan Real Estate Investment Corp. (Office REITs)	4
300	JFE Holdings, Inc. (Metals & Mining)	4
200	Kajima Corp. (Construction & Engineering)	3
227	Kao Corp. (Personal Care Products)	8
100	Kawasaki Kisen Kaisha Ltd. (Marine Transportation)	2
874	KDDI Corp. (Wireless Telecommunication Services)	27
32	Keio Corp. (Ground Transportation)	1
100	Keisei Electric Railway Co. Ltd. (Ground Transportation)	4
134	Keyence Corp. (Electronic Equipment, Instruments & Components)	63

Shares	Security Description	Value (000)
	Japan (continued)
100	Kikkoman Corp. (Food Products)	$6
100	Kintetsu Group Holdings Co. Ltd. (Ground Transportation)	3
500	Kirin Holdings Co. Ltd. (Beverages)	7
100	Kobe Bussan Co. Ltd. (Consumer Staples Distribution & Retail)	3
100	Koei Tecmo Holdings Co. Ltd. (Entertainment)	2
168	Koito Manufacturing Co. Ltd. (Automobile Components)	3
500	Komatsu Ltd. (Machinery)	14
100	Konami Group Corp. (Entertainment)	5
43	Kose Corp. (Personal Care Products)	4
600	Kubota Corp. (Machinery)	9
100	Kurita Water Industries Ltd. (Machinery)	4
200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	11
200	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	4
200	Lixil Corp. (Building Products)	3
300	M3, Inc. (Health Care Technology)	7
100	Makita Corp. (Machinery)	3
900	Marubeni Corp. (Trading Companies & Distributors)	15
100	MatsukiyoCocokara & Co. (Consumer Staples Distribution & Retail)	6
300	Mazda Motor Corp. (Automobile Components)	3
200	MINEBEA MITSUMI, Inc. (Machinery)	4
200	MISUMI Group, Inc. (Machinery)	4
700	Mitsubishi Corp. (Trading Companies & Distributors)	34
1,100	Mitsubishi Electric Corp. (Electrical Equipment)	16
700	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	8
500	Mitsubishi HC Capital, Inc. (Financial Services)	3
200	Mitsubishi Heavy Industries Ltd. (Machinery)	9
6,779	Mitsubishi UFJ Financial Group, Inc. (Banks)	49
800	Mitsui & Co. Ltd. (Trading Companies & Distributors)	30
100	Mitsui Chemicals, Inc. (Chemicals)	3
500	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	10
200	Mitsui O.S.K. Lines Ltd. (Marine Transportation)	5
1,410	Mizuho Financial Group, Inc. (Banks)	22
200	MonotaRO Co. Ltd. (Trading Companies & Distributors)	3
230	MS&AD Insurance Group Holdings, Inc. (Insurance)	8
337	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	19

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
130	NEC Corp. (IT Services)	$6
200	Nexon Co. Ltd. (Entertainment)	4
100	NGK Insulators Ltd. (Machinery)	1
200	NIDEC Corp. (Electrical Equipment)	11
650	Nintendo Co. Ltd. (Entertainment)	30
1	Nippon Building Fund, Inc. (Diversified REITs)	4
600	Nippon Paint Holdings Co. Ltd. (Chemicals)(a)	5
1	Nippon Prologis REIT, Inc. (Industrial REITs)(a)	2
100	Nippon Sanso Holdings Corp. (Chemicals)	2
500	Nippon Steel Corp. (Metals & Mining)(a)	10
16,550	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	20
300	Nippon Yusen KK (Marine Transportation)	7
1,300	Nissan Motor Co. Ltd. (Automobile Components)	5
154	Nisshin Seifun Group, Inc. (Food Products)	2
100	Nitto Denko Corp. (Chemicals)	7
1,500	Nomura Holdings, Inc. (Capital Markets)	6
100	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	2
3	Nomura Real Estate Master Fund, Inc. (Diversified REITs)	3
235	Nomura Research Institute Ltd. (IT Services)	6
400	NTT Data Group Corp. (IT Services)	6
400	Obayashi Corp. (Construction & Engineering)	3
200	Odakyu Electric Railway Co. Ltd. (Ground Transportation)	3
500	Oji Holdings Corp. (Paper & Forest Products)	2
700	Olympus Corp. (Health Care Equipment & Supplies)	11
147	Omron Corp. (Electronic Equipment, Instruments & Components)	9
49	Oracle Corp. Japan (Software)	4
600	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	23
700	ORIX Corp. (Financial Services)	13
200	Osaka Gas Co. Ltd. (Gas Utilities)	3
34	Otsuka Corp. (IT Services)	1
168	Pan Pacific International Holdings Corp. (Broadline Retail)	3
1,300	Panasonic Holdings Corp. (Household Durables)	16
100	Persol Holdings Co. Ltd. (Professional Services)(a)	2
500	Rakuten Group, Inc. (Broadline Retail)(a)	2
800	Recruit Holdings Co. Ltd. (Professional Services)	26
700	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)(a)(b)	13

Shares	Security Description	Value (000)
	Japan (continued)
1,300	Resona Holdings, Inc. (Banks)	$6
400	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	3
21	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	2
100	SBI Holdings, Inc. (Capital Markets)	2
100	SCSK Corp. (IT Services)	2
100	Secom Co. Ltd. (Commercial Services & Supplies)	7
200	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	3
200	Sekisui Chemical Co. Ltd. (Household Durables)	3
400	Sekisui House Ltd. (Household Durables)	8
467	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	20
200	SG Holdings Co. Ltd. (Air Freight & Logistics)	3
300	Sharp Corp. (Household Durables)(a)	2
300	Shimizu Corp. (Construction & Engineering)	2
1,100	Shin-Etsu Chemical Co. Ltd. (Chemicals)	36
400	Shizuoka Financial Group, Inc. (Banks)	3
1,700	SoftBank Corp. (Wireless Telecommunication Services)	18
618	SoftBank Group Corp. (Wireless Telecommunication Services)	29
200	Sompo Holdings, Inc. (Insurance)	9
700	Sony Group Corp. (Household Durables)	62
100	Square Enix Holdings Co. Ltd. (Entertainment)	5
400	Subaru Corp. (Automobile Components)	8
200	SUMCO Corp. (Semiconductors & Semiconductor Equipment)(a)	3
700	Sumitomo Corp. (Trading Companies & Distributors)	15
400	Sumitomo Electric Industries Ltd. (Automobile Components)	5
100	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	3
800	Sumitomo Mitsui Financial Group, Inc. (Banks)	33
223	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	8
200	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	5
100	Suntory Beverage & Food Ltd. (Beverages)	4
200	Suzuki Motor Corp. (Automobile Components)	7
300	T&D Holdings, Inc. (Insurance)	4
100	Taisei Corp. (Construction & Engineering)	3
200	TDK Corp. (Electronic Equipment, Instruments & Components)	8
400	Terumo Corp. (Health Care Equipment & Supplies)	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
400	The Chiba Bank Ltd. (Banks)	$2
400	The Kansai Electric Power Co., Inc. (Electric Utilities)	5
100	TIS, Inc. (IT Services)	3
145	Tobu Railway Co. Ltd. (Ground Transportation)	4
45	Toho Co. Ltd. (Entertainment)	2
1,093	Tokio Marine Holdings, Inc. (Insurance)	25
900	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities)(b)	3
300	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	42
200	Tokyo Gas Co. Ltd. (Gas Utilities)	4
300	Tokyu Corp. (Ground Transportation)	4
100	TOPPAN, Inc. (Commercial Services & Supplies)	2
800	Toray Industries, Inc. (Chemicals)	4
200	Toshiba Corp. (Industrial Conglomerates)	6
100	Tosoh Corp. (Chemicals)	1
100	TOTO Ltd. (Building Products)	3
100	Toyota Industries Corp. (Machinery)	7
6,150	Toyota Motor Corp. (Automobile Components)	98
100	Trend Micro, Inc. (Software)	5
200	Unicharm Corp. (Household Products)	7
100	USS Co. Ltd. (Specialty Retail)	2
100	Welcia Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	2
100	Yakult Honsha Co. Ltd. (Food Products)	6
100	Yamaha Corp. (Leisure Products)	4
200	Yamaha Motor Co. Ltd. (Automobile Components)	6
200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	4
100	Yaskawa Electric Corp. (Machinery)	5
100	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	2
1,500	Z Holdings Corp. (Interactive Media & Services)	4
100	ZOZO, Inc. (Specialty Retail)(a)	2
		1,803
	Jersey — 0.01%
61	Novocure Ltd. (Health Care Equipment & Supplies)(b)	3
	Luxembourg — 0.04%
325	ArcelorMittal SA (Metals & Mining)	9
259	Tenaris SA (Energy Equipment & Services)	4
		13
	Netherlands — 1.62%
224	ABN AMRO Bank N.V. (Banks)	3

Shares	Security Description	Value (000)
	Netherlands (continued)
13	Adyen N.V. (Professional Services)(a)(b)	$23
893	Aegon N.V. (Insurance)	5
91	Akzo Nobel N.V. (Chemicals)	7
31	Argenx SE (Biotechnology)(b)	12
28	ASM International N.V. (Semiconductors & Semiconductor Equipment)	12
232	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(a)	167
44	Euronext N.V. (Capital Markets)	3
62	EXOR N.V. (Financial Services)	6
303	Ferrovial SE (Construction & Engineering)(b)	10
71	Heineken Holding N.V. (Beverages)	6
151	Heineken N.V. (Beverages)	16
31	IMCD N.V. (Trading Companies & Distributors)(a)	4
2,137	ING Groep N.V. (Banks)	29
59	JDE Peet’s N.V. (Food Products)(a)	2
103	Just Eat Takeaway.com N.V. (Hotels, Restaurants & Leisure)(b)	2
585	Koninklijke Ahold Delhaize N.V. (Consumer Staples Distribution & Retail)	20
1,770	Koninklijke KPN N.V. (Diversified Telecommunication Services)	6
515	Koninklijke Philips N.V. (Health Care Equipment & Supplies)(b)	11
152	NN Group N.V. (Insurance)	6
148	NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	30
51	OCI N.V. (Chemicals)(a)	1
460	Prosus N.V. (Broadline Retail)(a)	34
79	Randstad N.V. (Professional Services)	4
1,276	Stellantis N.V. (Automobile Components)	22
433	Universal Music Group N.V. (Entertainment)	10
148	Wolters Kluwer N.V. (Professional Services)	19
		470
	New Zealand — 0.08%
657	Auckland International Airport Ltd. (Transportation Infrastructure)(b)	3
304	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	5
634	Mercury NZ Ltd. (Electric Utilities)	3
828	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	3
1,066	Spark New Zealand Ltd. (Diversified Telecommunication Services)	3
89	Xero Ltd. (Software)(b)	7
		24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Norway — 0.19%
161	Adevinta ASA (Interactive Media & Services)(b)	$1
197	Aker BP ASA (Oil, Gas & Consumable Fuels)	5
533	DNB Bank ASA (Banks)	10
562	Equinor ASA (Oil, Gas & Consumable Fuels)	16
121	Gjensidige Forsikring ASA (Insurance)	2
220	Mowi ASA (Food Products)(a)	3
873	Norsk Hydro ASA (Metals & Mining)	5
382	Orkla ASA (Food Products)	3
33	Salmar ASA (Food Products)	1
373	Telenor ASA (Diversified Telecommunication Services)	4
111	Yara International ASA (Chemicals)	4
		54
	Portugal — 0.06%
1,828	EDP - Energias de Portugal SA (Electric Utilities)	10
282	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)(a)	3
157	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)(a)	4
		17
	Singapore — 0.43%
2,350	CapitaLand Ascendas REIT (Industrial REITs)	5
2,740	CapitaLand Integrated Commercial Trust (Retail REITs)	4
1,500	CapitaLand Investment Ltd. (Real Estate Management & Development)	4
400	City Developments Ltd. (Real Estate Management & Development)	2
1,024	DBS Group Holdings Ltd. (Banks)	23
3,300	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	2
888	Grab Holdings Ltd. (Ground Transportation)(b)	3
100	Jardine Cycle & Carriage Ltd. (Industrial Conglomerates)	3
1,000	Keppel Corp. Ltd. (Industrial Conglomerates)	5
1,659	Mapletree Logistics Trust (Industrial REITs)	2
1,200	Mapletree Pan Asia Commercial Trust (Retail REITs)	1
2,135	Oversea-Chinese Banking Corp. Ltd. (Banks)	19
212	Sea Ltd., ADR (Entertainment)(b)	12
19,085	Seatrium Ltd. (Machinery)(b)	2
900	Singapore Airlines Ltd. (Passenger Airlines)(a)	5
500	Singapore Exchange Ltd. (Capital Markets)	4
5,100	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	9
700	United Overseas Bank Ltd. (Banks)	15

Shares	Security Description	Value (000)
	Singapore (continued)
300	UOL Group Ltd. (Real Estate Management & Development)	$1
100	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	1
900	Wilmar International Ltd. (Food Products)	3
		125
	Spain — 0.79%
18	Acciona SA (Electric Utilities)	3
137	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	5
38	Aena SME SA (Transportation Infrastructure)	6
261	Amadeus IT Group SA (Professional Services)(b)	20
3,526	Banco Bilbao Vizcaya Argentaria SA (Banks)	27
9,547	Banco Santander SA (Banks)(a)	35
2,355	CaixaBank SA (Banks)	10
321	Cellnex Telecom SA (Diversified Telecommunication Services)(a)	13
33	Corp. ACCIONA Energias Renovables SA (Independent Power and Renewable Electricity Producers)	1
152	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	3
121	Enagas SA (Gas Utilities)(a)	2
153	Endesa SA (Electric Utilities)	3
203	Grifols SA (Biotechnology)(b)	3
3,350	Iberdrola SA (Electric Utilities)	44
641	Industria de Diseno Textil SA (Specialty Retail)	25
70	Naturgy Energy Group SA (Gas Utilities)	2
223	Redeia Corp. SA (Electric Utilities)	4
763	Repsol SA (Oil, Gas & Consumable Fuels)	11
2,938	Telefonica SA (Diversified Telecommunication Services)	12
		229
	Sweden — 0.93%
156	Alfa Laval AB (Machinery)	6
624	Assa Abloy AB, Class - B (Building Products)	15
1,596	Atlas Copco AB, Class - A (Machinery)	22
914	Atlas Copco AB, Class - B (Machinery)	11
225	Beijer Ref AB (Trading Companies & Distributors)	3
165	Boliden AB (Metals & Mining)	5
367	Embracer Group AB (Entertainment)(b)	1
348	Epiroc AB, Class - A (Machinery)	7
289	Epiroc AB, Class - B (Machinery)	5
195	EQT AB (Capital Markets)	4
365	Essity AB, Class - B (Household Products)	10
104	Evolution AB (Hotels, Restaurants & Leisure)	13
306	Fastighets AB Balder, Class - B (Real Estate Management & Development)(b)	1

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden (continued)
120	Getinge AB, Class - B (Health Care Equipment & Supplies)	$2
377	H & M Hennes & Mauritz AB, Class - B (Specialty Retail)	6
1,114	Hexagon AB, Class - B (Electronic Equipment, Instruments & Components)	14
74	Holmen AB, Class - B (Paper & Forest Products)	3
214	Husqvarna AB, Class - B (Machinery)	2
144	Industrivarden AB, Class - A (Financial Services)(a)	4
20	Industrivarden AB, Class - C (Financial Services)	1
155	Indutrade AB (Machinery)	3
81	Investment AB Latour, Class - B (Industrial Conglomerates)	2
278	Investor AB, Class - A (Financial Services)	6
963	Investor AB, Class - B (Financial Services)	19
181	Kinnevik AB, Class - B (Financial Services)(b)	3
50	L E Lundbergforetagen AB, Class - B (Financial Services)	2
127	Lifco AB, Class - B (Industrial Conglomerates)	3
848	Nibe Industrier AB, Class - B (Building Products)	8
95	Sagax AB, Class - B (Real Estate Management & Development)	2
651	Sandvik AB (Machinery)	13
280	Securitas AB, Class - B (Commercial Services & Supplies)	2
956	Skandinaviska Enskilda Banken AB, Class - A (Banks)	11
234	Skanska AB, Class - B (Construction & Engineering)	3
191	SKF AB, Class - B (Machinery)	3
403	Svenska Cellulosa AB SCA, Class - B (Paper & Forest Products)	5
873	Svenska Handelsbanken AB, Class - A (Banks)	7
476	Swedbank AB, Class - A (Banks)	8
264	Tele2 AB, Class - B (Wireless Telecommunication Services)	2
1,729	Telefonaktiebolaget LM Ericsson, Class - B (Communications Equipment)	9
1,249	Telia Co. AB (Diversified Telecommunication Services)(a)	3
207	Volvo AB, Class - A (Machinery)	4
803	Volvo AB, Class - B (Machinery)	17
325	Volvo Car AB, Class - B (Automobile Components)(b)	1
		271

Shares	Security Description	Value (000)
	Switzerland — 2.59%
916	ABB Ltd., Registered Shares (Electrical Equipment)	$36
82	Adecco Group AG (Professional Services)(a)	3
286	Alcon, Inc. (Health Care Equipment & Supplies)	24
24	Baloise Holding AG, Registered Shares (Insurance)	4
16	Banque Cantonale Vaudoise, Registered Shares (Banks)	2
2	Barry Callebaut AG, Registered Shares (Food Products)(a)	4
14	BKW AG (Electric Utilities)	2
1	Chocoladefabriken Lindt & Spruengli AG, Class - PC (Food Products)	13
241	Chubb Ltd. (Insurance)	46
304	Cie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	53
100	Clariant AG, Registered Shares (Chemicals)	1
114	Coca-Cola HBC AG (Beverages)	3
103	DSM-Firmenich AG (Chemicals)(b)	11
66	Dufry AG, Registered Shares (Specialty Retail)(a)(b)	3
5	EMS-Chemie Holding AG (Chemicals)	4
96	Garmin Ltd. (Household Durables)	10
22	Geberit AG, Registered Shares (Building Products)	12
5	Givaudan SA, Registered Shares (Chemicals)	17
6,070	Glencore PLC (Metals & Mining)(a)	34
23	Helvetia Holding AG, Registered Shares (Insurance)	3
317	Holcim AG, Registered Shares (Construction Materials)(a)	21
119	Julius Baer Group Ltd. (Capital Markets)	8
32	Kuehne + Nagel International AG, Registered Shares (Marine Transportation)	9
96	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	6
1,581	Nestle SA, Registered Shares (Food Products)	191
14	Partners Group Holding AG (Capital Markets)	13
18	Schindler Holding AG (Machinery)	4
19	Schindler Holding AG, Registered Shares (Machinery)	4
88	SGS SA, Registered Shares (Professional Services)(a)	8
197	SIG Group AG (Containers & Packaging)(a)	5
87	Sika AG, Registered Shares (Chemicals)(a)	25
32	Sonova Holding AG (Health Care Equipment & Supplies)(a)	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
404	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	$20
67	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	11
16	Swiss Life Holding AG (Insurance)	9
51	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	4
171	Swiss Re AG (Insurance)	17
15	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	9
35	Temenos AG, Registered Shares (Software)	3
15	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	4
39	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	2
1,914	UBS Group AG (Capital Markets)	39
14	VAT Group AG (Machinery)	6
87	Zurich Insurance Group AG (Insurance)	41
		753
	United Arab Emirates — 0.00%
118	NMC Health PLC (Health Care Providers & Services)(b)(c)	—
	United Kingdom — 3.52%
582	3i Group PLC (Capital Markets)	14
1,208	abrdn PLC (Capital Markets)	3
108	Admiral Group PLC (Insurance)	3
898	Amcor PLC (Containers & Packaging)	9
721	Anglo American PLC (Metals & Mining)	21
254	Ashtead Group PLC (Trading Companies & Distributors)	18
190	Associated British Foods PLC (Food Products)	5
483	Auto Trader Group PLC (Interactive Media & Services)(a)	4
1,441	Aviva PLC (Insurance)	7
9,144	Barclays PLC (Banks)(a)	18
693	Barratt Developments PLC (Household Durables)(a)	4
79	Berkeley Group Holdings PLC (Household Durables)	4
10,200	BP PLC (Oil, Gas & Consumable Fuels)	59
4,281	BT Group PLC (Diversified Telecommunication Services)	7
210	Bunzl PLC (Trading Companies & Distributors)	8
214	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)	6
3,522	Centrica PLC (Multi-Utilities)(a)	6
182	Clarivate PLC (Professional Services)(b)	2

Shares	Security Description	Value (000)
	United Kingdom (continued)
632	CNH Industrial N.V. (Machinery)	$9
128	Coca-Cola Europacific Partners PLC (Beverages)	8
1,030	Compass Group PLC (Hotels, Restaurants & Leisure)	29
86	Croda International PLC (Chemicals)(a)	6
1,287	Diageo PLC (Beverages)	55
132	Endeavour Mining PLC (Metals & Mining)	3
367	Entain PLC (Hotels, Restaurants & Leisure)(a)	6
12	Ferguson PLC (Trading Companies & Distributors)	2
107	Ferguson PLC (Trading Companies & Distributors)	17
2,958	Haleon PLC (Personal Care Products)	12
214	Halma PLC (Electronic Equipment, Instruments & Components)	6
176	Hargreaves Lansdown PLC (Capital Markets)	2
11,522	HSBC Holdings PLC (Banks)	90
810	Informa PLC (Media)	7
96	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	7
103	Intertek Group PLC (Professional Services)	6
842	J Sainsbury PLC (Consumer Staples Distribution & Retail)	3
1,475	JD Sports Fashion PLC (Specialty Retail)	3
83	Johnson Matthey PLC (Chemicals)	2
1,028	Kingfisher PLC (Specialty Retail)	3
371	Land Securities Group PLC (Diversified REITs)	3
3,513	Legal & General Group PLC (Insurance)	10
142	Liberty Global PLC, Class - A (Diversified Telecommunication Services)(b)	2
148	Liberty Global PLC, Class - C (Diversified Telecommunication Services)(b)	3
37,703	Lloyds Banking Group PLC (Banks)	21
236	London Stock Exchange Group PLC (Capital Markets)	25
1,248	M&G PLC (Financial Services)	3
267	Mondi PLC (Paper & Forest Products)	4
2,123	National Grid PLC (Multi-Utilities)	28
3,179	NatWest Group PLC (Banks)(a)	10
71	Next PLC (Broadline Retail)	6
363	Ocado Group PLC (Consumer Staples Distribution & Retail)(a)(b)	3
399	Pearson PLC (Diversified Consumer Services)	4
93	Pentair PLC (Machinery)	6
224	Persimmon PLC (Household Durables)	3
381	Phoenix Group Holdings PLC (Insurance)	3
1,096	RELX PLC (Professional Services)	37
1,488	Rentokil Initial PLC (Commercial Services & Supplies)	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
626	Rio Tinto PLC (Metals & Mining)	$40
400	Schroders PLC (Capital Markets)	2
744	Segro PLC (Diversified REITs)	7
163	Severn Trent PLC (Water Utilities)(a)	5
3,949	Shell PLC (Oil, Gas & Consumable Fuels)	117
544	Smith & Nephew PLC (Health Care Equipment & Supplies)	9
219	Smiths Group PLC (Industrial Conglomerates)	5
48	Spirax-Sarco Engineering PLC (Machinery)	6
624	SSE PLC (Electric Utilities)	15
360	St. James’s Place PLC (Capital Markets)	5
1,373	Standard Chartered PLC (Banks)	12
1,778	Taylor Wimpey PLC (Household Durables)(a)	2
4,044	Tesco PLC (Consumer Staples Distribution & Retail)	13
623	The British Land Co. PLC (Diversified REITs)	2
545	The Sage Group PLC (Software)	6
1,452	Unilever PLC (Personal Care Products)	75
340	United Utilities Group PLC (Water Utilities)	4
13,027	Vodafone Group PLC (Wireless Telecommunication Services)	12
107	Whitbread PLC (Hotels, Restaurants & Leisure)	5
64	Willis Towers Watson PLC (Insurance)	15
409	Wise PLC, Class - A (Professional Services)(b)	3
616	WPP PLC (Media)	6
		1,023
	United States — 68.04%
319	3M Co. (Industrial Conglomerates)	32
72	A.O. Smith Corp. (Building Products)	5
435	Activision Blizzard, Inc. (Entertainment)(b)	37
265	Adobe, Inc. (Software)(b)	130
28	Advance Auto Parts, Inc. (Specialty Retail)	2
929	Advanced Micro Devices, Inc. (Semiconductors & Semiconductor Equipment)(b)	106
74	AECOM (Construction & Engineering)	6
339	Aflac, Inc. (Insurance)	24
176	Agilent Technologies, Inc. (Life Sciences Tools & Services)	21
128	Air Products & Chemicals, Inc. (Chemicals)	38
237	Airbnb, Inc., Class - A (Hotels, Restaurants & Leisure)(b)	30
86	Akamai Technologies, Inc. (IT Services)(b)	8
70	Albemarle Corp. (Chemicals)	16
163	Albertsons Cos., Inc., Class - A (Consumer Staples Distribution & Retail)	4
121	Alcoa Corp. (Metals & Mining)	4

Shares	Security Description	Value (000)
	United States (continued)
95	Alexandria Real Estate Equities, Inc. (Office REITs)	$11
41	Align Technology, Inc. (Health Care Equipment & Supplies)(b)	14
159	Alliant Energy Corp. (Electric Utilities)	8
174	Ally Financial, Inc. (Consumer Finance)	5
69	Alnylam Pharmaceuticals, Inc. (Biotechnology)(b)	13
3,436	Alphabet, Inc., Class - A (Interactive Media & Services)(b)	410
3,111	Alphabet, Inc., Class - C (Interactive Media & Services)(b)	375
5,338	Amazon.com, Inc. (Broadline Retail)(b)	695
147	Ameren Corp. (Multi-Utilities)	12
299	American Electric Power Co., Inc. (Electric Utilities)	25
366	American Express Co. (Consumer Finance)	64
45	American Financial Group, Inc. (Insurance)	5
203	American Homes 4 Rent, Class - A (Residential REITs)	7
425	American International Group, Inc. (Insurance)	24
271	American Tower Corp. (Specialized REITs)	53
112	American Water Works Co., Inc. (Water Utilities)	16
60	Ameriprise Financial, Inc. (Capital Markets)	20
98	AmerisourceBergen Corp. (Health Care Providers & Services)	19
133	AMETEK, Inc. (Electrical Equipment)	22
329	Amphenol Corp., Class - A (Electronic Equipment, Instruments & Components)	28
289	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	56
259	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	5
51	ANSYS, Inc. (Software)(b)	17
119	Aon PLC, Class - A (Insurance)	41
174	APA Corp. (Oil, Gas & Consumable Fuels)	6
226	Apollo Global Management, Inc. (Financial Services)	17
9,145	Apple, Inc. (Technology Hardware, Storage & Peripherals)	1,773
485	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	70
150	Aramark (Hotels, Restaurants & Leisure)	6
316	Archer-Daniels-Midland Co. (Food Products)	24
84	Ares Management Corp., Class - A (Capital Markets)	8
148	Arista Networks, Inc. (Communications Equipment)(b)	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
33	Arrow Electronics, Inc. (Electronic Equipment, Instruments & Components)(b)	$5
120	Arthur J. Gallagher & Co. (Insurance)	26
15	Aspen Technology, Inc. (Software)(b)	3
30	Assurant, Inc. (Insurance)	4
4,135	AT&T, Inc. (Diversified Telecommunication Services)	66
90	Atlassian Corp., Class - A (Software)(b)	15
88	Atmos Energy Corp. (Gas Utilities)	10
123	Autodesk, Inc. (Software)(b)	25
241	Automatic Data Processing, Inc. (Professional Services)	53
11	AutoZone, Inc. (Specialty Retail)(b)	27
77	AvalonBay Communities, Inc. (Residential REITs)	15
415	Avantor, Inc. (Life Sciences Tools & Services)(b)	9
48	Avery Dennison Corp. (Containers & Packaging)	8
39	Axon Enterprise, Inc. (Aerospace & Defense)(b)	8
597	Baker Hughes Co. (Energy Equipment & Services)	19
169	Ball Corp. (Containers & Packaging)	10
4,161	Bank of America Corp. (Banks)	119
141	Bath & Body Works, Inc. (Specialty Retail)	5
276	Baxter International, Inc. (Health Care Equipment & Supplies)	13
120	Bentley Systems, Inc., Class - B (Software)	7
750	Berkshire Hathaway, Inc., Class - B (Financial Services)(b)	256
121	Best Buy Co., Inc. (Specialty Retail)	10
59	BILL Holdings, Inc. (Software)(b)	7
104	BioMarin Pharmaceutical, Inc. (Biotechnology)(b)	9
80	Bio-Techne Corp. (Life Sciences Tools & Services)	7
85	Black Knight, Inc. (Software)(b)	5
86	BlackRock, Inc., Class - A (Capital Markets)	59
405	Blackstone, Inc., Class - A (Capital Markets)	38
315	Block, Inc. (Financial Services)(b)	21
22	Booking Holdings, Inc. (Hotels, Restaurants & Leisure)(b)	59
71	Booz Allen Hamilton Holding Corp. (Professional Services)	8
123	BorgWarner, Inc. (Automobile Components)	6
93	Boston Properties, Inc. (Office REITs)	5
832	Boston Scientific Corp. (Health Care Equipment & Supplies)(b)	45
241	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	209

Shares	Security Description	Value (000)
	United States (continued)
69	Broadridge Financial Solutions, Inc. (Professional Services)	$11
63	Brookfield Renewable Corp., Class - A (Independent Power and Renewable Electricity Producers)(a)	2
145	Brown & Brown, Inc. (Insurance)	10
178	Brown-Forman Corp., Class - B (Beverages)	12
82	Builders FirstSource, Inc. (Building Products)(b)	11
85	Bunge Ltd. (Food Products)	8
35	Burlington Stores, Inc. (Specialty Retail)(b)	6
69	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	7
157	Cadence Design Systems, Inc. (Software)(b)	37
129	Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)(b)	7
61	Camden Property Trust (Residential REITs)	7
101	Campbell Soup Co. (Food Products)	5
220	Capital One Financial Corp. (Consumer Finance)	24
148	Cardinal Health, Inc. (Health Care Providers & Services)	14
31	Carlisle Cos., Inc. (Building Products)	8
85	CarMax, Inc. (Specialty Retail)(b)	7
556	Carnival Corp. (Hotels, Restaurants & Leisure)(b)	10
487	Carrier Global Corp. (Building Products)	24
300	Caterpillar, Inc. (Machinery)	74
58	Cboe Global Markets, Inc. (Capital Markets)	8
184	CBRE Group, Inc., Class - A (Real Estate Management & Development)(b)	15
81	CDW Corp. (Electronic Equipment, Instruments & Components)	15
57	Celanese Corp., Series A (Chemicals)	7
368	CenterPoint Energy, Inc. (Multi-Utilities)	11
74	Ceridian HCM Holding, Inc. (Professional Services)(b)	5
112	CF Industries Holdings, Inc. (Chemicals)	8
57	Charter Communications, Inc., Class - A (Media)(b)	21
141	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	21
57	Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	5
1,040	Chevron Corp. (Oil, Gas & Consumable Fuels)	164
57	Chewy, Inc., Class - A (Specialty Retail)(b)	2
16	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)(b)	34
90	Cincinnati Financial Corp. (Insurance)	9
53	Cintas Corp. (Commercial Services & Supplies)	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
2,349	Cisco Systems, Inc. (Communications Equipment)	$122
1,126	Citigroup, Inc. (Banks)	52
296	Citizens Financial Group, Inc. (Banks)	8
328	Cleveland-Cliffs, Inc. (Metals & Mining)(b)	5
155	Cloudflare, Inc., Class - A (IT Services)(b)	10
207	CME Group, Inc. (Capital Markets)	38
159	CMS Energy Corp. (Multi-Utilities)	9
90	Cognex Corp. (Electronic Equipment, Instruments & Components)	5
302	Cognizant Technology Solutions Corp., Class - A (IT Services)	20
105	Coinbase Global, Inc., Class - A (Capital Markets)(b)	8
452	Colgate-Palmolive Co. (Household Products)	35
2,431	Comcast Corp., Class - A (Media)	101
284	Conagra Brands, Inc. (Food Products)	10
700	ConocoPhillips (Oil, Gas & Consumable Fuels)	73
193	Consolidated Edison, Inc. (Multi-Utilities)	17
94	Constellation Brands, Inc., Class - A (Beverages)	23
186	Constellation Energy Corp. (Electric Utilities)	17
242	Copart, Inc. (Commercial Services & Supplies)(b)	22
407	Corteva, Inc. (Chemicals)	23
234	CoStar Group, Inc. (Professional Services)(b)	21
256	Costco Wholesale Corp. (Consumer Staples Distribution & Retail)	138
424	Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)	11
127	Crowdstrike Holdings, Inc., Class - A (Software)(b)	19
249	Crown Castle, Inc. (Specialized REITs)	28
62	Crown Holdings, Inc. (Containers & Packaging)	5
1,178	CSX Corp. (Ground Transportation)	40
85	Cummins, Inc. (Machinery)	21
745	CVS Health Corp. (Health Care Providers & Services)	52
180	D.R. Horton, Inc. (Household Durables)	22
70	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	12
86	Darling Ingredients, Inc. (Food Products)(b)	5
145	Datadog, Inc., Class - A (Software)(b)	14
30	DaVita, Inc. (Health Care Providers & Services)(b)	3
16	Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)(b)	8
162	Deere & Co. (Machinery)	66

Shares	Security Description	Value (000)
	United States (continued)
144	Dell Technologies, Inc., Class - C (Technology Hardware, Storage & Peripherals)	$8
108	Delta Air Lines, Inc. (Passenger Airlines)(b)	5
109	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	4
378	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	18
222	Dexcom, Inc. (Health Care Equipment & Supplies)(b)	29
102	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	13
38	Dick’s Sporting Goods, Inc. (Specialty Retail)	5
167	Digital Realty Trust, Inc. (Specialized REITs)	19
153	Discover Financial Services (Consumer Finance)	18
108	DocuSign, Inc. (Software)(b)	6
129	Dollar General Corp. (Consumer Staples Distribution & Retail)	22
127	Dollar Tree, Inc. (Consumer Staples Distribution & Retail)(b)	18
492	Dominion Energy, Inc. (Multi-Utilities)	25
22	Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	7
148	DoorDash, Inc., Class - A (Hotels, Restaurants & Leisure)(b)	11
89	Dover Corp. (Machinery)	13
406	Dow, Inc. (Chemicals)	22
162	Dropbox, Inc., Class - A (Software)(b)	4
123	DTE Energy Co. (Multi-Utilities)	14
445	Duke Energy Corp. (Electric Utilities)	40
267	DuPont de Nemours, Inc. (Chemicals)	19
130	Dynatrace, Inc. (Software)(b)	7
70	Eastman Chemical Co. (Chemicals)	6
232	Eaton Corp. PLC (Electrical Equipment)	47
300	eBay, Inc. (Broadline Retail)	13
146	Ecolab, Inc. (Chemicals)	27
216	Edison International (Electric Utilities)	15
352	Edwards Lifesciences Corp. (Health Care Equipment & Supplies)(b)	33
158	Electronic Arts, Inc. (Entertainment)	20
137	Elevance Health, Inc. (Health Care Providers & Services)	61
334	Emerson Electric Co. (Electrical Equipment)	30
81	Enphase Energy, Inc. (Semiconductors & Semiconductor Equipment)(b)	14
84	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	9
118	Entergy Corp. (Electric Utilities)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
337	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	$39
34	EPAM Systems, Inc. (IT Services)(b)	8
207	EQT Corp. (Oil, Gas & Consumable Fuels)	9
74	Equifax, Inc. (Professional Services)	17
54	Equinix, Inc. (Specialized REITs)	42
225	Equitable Holdings, Inc. (Financial Services)	6
100	Equity LifeStyle Properties, Inc. (Residential REITs)	7
202	Equity Residential (Residential REITs)	13
15	Erie Indemnity Co., Class - A (Insurance)	3
147	Essential Utilities, Inc. (Water Utilities)	6
39	Essex Property Trust, Inc. (Residential REITs)	9
75	Etsy, Inc. (Broadline Retail)(b)	6
139	Evergy, Inc. (Electric Utilities)	8
194	Eversource Energy (Electric Utilities)	14
107	Exact Sciences Corp. (Biotechnology)(b)	10
567	Exelon Corp. (Electric Utilities)	23
83	Expedia Group, Inc. (Hotels, Restaurants & Leisure)(b)	9
88	Expeditors International of Washington, Inc. (Air Freight & Logistics)	11
78	Extra Space Storage, Inc. (Specialized REITs)	12
2,347	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	252
33	F5, Inc. (Communications Equipment)(b)	5
23	FactSet Research Systems, Inc. (Capital Markets)	9
14	Fair Isaac Corp. (Software)(b)	11
327	Fastenal Co. (Trading Companies & Distributors)	19
138	FedEx Corp. (Air Freight & Logistics)	34
142	Fidelity National Financial, Inc. (Insurance)	5
353	Fidelity National Information Services, Inc. (Financial Services)	19
420	Fifth Third Bancorp (Banks)	11
6	First Citizens BancShares, Inc., Class - A (Banks)	8
343	First Horizon Corp. (Banks)	4
57	First Solar, Inc. (Semiconductors & Semiconductor Equipment)(b)	11
315	FirstEnergy Corp. (Electric Utilities)	12
354	Fiserv, Inc. (Financial Services)(b)	45
41	FleetCor Technologies, Inc. (Financial Services)(b)	10
77	FMC Corp. (Chemicals)	8
2,272	Ford Motor Co. (Automobile Components)	34
382	Fortinet, Inc. (Software)(b)	29
200	Fortive Corp. (Machinery)	15

Shares	Security Description	Value (000)
	United States (continued)
90	Fortune Brands Innovations, Inc. (Building Products)	$6
153	Fox Corp., Class - A (Media)	5
105	Fox Corp., Class - B (Media)	3
199	Franklin Resources, Inc. (Capital Markets)	5
822	Freeport-McMoRan, Inc. (Metals & Mining)	33
145	Gaming and Leisure Properties, Inc. (Specialized REITs)	7
47	Gartner, Inc. (IT Services)(b)	16
218	GE HealthCare Technologies, Inc. (Health Care Equipment & Supplies)	18
357	Gen Digital, Inc. (Software)	7
33	Generac Holdings, Inc. (Electrical Equipment)(b)	5
340	General Mills, Inc. (Food Products)	26
797	General Motors Co. (Automobile Components)	31
85	Genuine Parts Co. (Distributors)	14
154	Global Payments, Inc. (Financial Services)	15
49	Globe Life, Inc. (Insurance)	5
87	GoDaddy, Inc., Class - A (IT Services)(b)	7
105	Graco, Inc. (Machinery)	9
538	Halliburton Co. (Energy Equipment & Services)	18
69	Hasbro, Inc. (Leisure Products)	4
121	HCA Healthcare, Inc. (Health Care Providers & Services)	37
234	Healthcare Realty Trust, Inc. (Health Care REITs)	4
342	Healthpeak Properties, Inc. (Health Care REITs)	7
31	HEICO Corp. (Aerospace & Defense)	5
39	HEICO Corp., Class - A (Aerospace & Defense)	5
72	Henry Schein, Inc. (Health Care Providers & Services)(b)	6
158	Hess Corp. (Oil, Gas & Consumable Fuels)	21
768	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	13
90	HF Sinclair Corp. (Oil, Gas & Consumable Fuels)	4
157	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	23
150	Hologic, Inc. (Health Care Equipment & Supplies)(b)	12
126	Horizon Therapeutics PLC (Biotechnology)(b)	13
187	Hormel Foods Corp. (Food Products)	8
376	Host Hotels & Resorts, Inc. (Hotel & Resort REITs)	6
202	Howmet Aerospace, Inc. (Aerospace & Defense)	10
521	HP, Inc. (Technology Hardware, Storage & Peripherals)	16
33	Hubbell, Inc. (Electrical Equipment)	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
27	HubSpot, Inc. (Software)(b)	$14
73	Humana, Inc. (Health Care Providers & Services)	33
891	Huntington Bancshares, Inc. (Banks)	10
32	Hyatt Hotels Corp., Class - A (Hotels, Restaurants & Leisure)	4
45	IDEX Corp. (Machinery)	10
48	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies)(b)	24
179	Illinois Tool Works, Inc. (Machinery)	45
114	Incyte Corp. (Biotechnology)(b)	7
243	Ingersoll Rand, Inc. (Machinery)	16
40	Insulet Corp. (Health Care Equipment & Supplies)(b)	12
2,423	Intel Corp. (Semiconductors & Semiconductor Equipment)	81
324	Intercontinental Exchange, Inc. (Capital Markets)	37
527	International Business Machines Corp. (IT Services)	71
155	International Flavors & Fragrances, Inc. (Chemicals)	12
201	International Paper Co. (Containers & Packaging)	6
162	Intuit, Inc. (Software)	74
203	Intuitive Surgical, Inc. (Health Care Equipment & Supplies)(b)	69
187	Invesco Ltd. (Capital Markets)	3
349	Invitation Homes, Inc. (Residential REITs)	12
111	IQVIA Holdings, Inc. (Life Sciences Tools & Services)(b)	25
165	Iron Mountain, Inc. (Specialized REITs)	9
39	Jack Henry & Associates, Inc. (Professional Services)	7
78	Jacobs Solutions, Inc. (Professional Services)	9
40	Jazz Pharmaceuticals PLC (Pharmaceuticals)(b)	5
50	JB Hunt Transport Services, Inc. (Ground Transportation)	9
397	Johnson Controls International PLC (Building Products)	27
1,695	JPMorgan Chase & Co. (Banks)	247
165	Juniper Networks, Inc. (Communications Equipment)	5
155	Kellogg Co. (Food Products)	10
531	Keurig Dr Pepper, Inc. (Beverages)	17
555	KeyCorp (Banks)	5
102	Keysight Technologies, Inc. (Electronic Equipment, Instruments & Components)(b)	17
192	Kimberly-Clark Corp. (Household Products)	27
399	Kimco Realty Corp. (Retail REITs)	8

Shares	Security Description	Value (000)
	United States (continued)
1,135	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	$20
334	KKR & Co., Inc. (Capital Markets)	19
79	KLA Corp. (Semiconductors & Semiconductor Equipment)	38
81	Knight-Swift Transportation Holdings, Inc. (Ground Transportation)	5
54	Laboratory Corporation of America Holdings (Health Care Providers & Services)	13
77	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	50
80	Lamb Weston Holdings, Inc. (Food Products)	9
206	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)(b)	12
75	Lattice Semiconductor Corp. (Semiconductors & Semiconductor Equipment)(b)	7
35	Lear Corp. (Automobile Components)	5
147	Lennar Corp., Class - A (Household Durables)	18
19	Lennox International, Inc. (Building Products)	6
72	Liberty Broadband Corp., Class - C (Media)(b)	6
114	Liberty Media Corp. - Liberty Formula One, Class - C (Entertainment)(b)	9
117	Liberty Media Corp. - Liberty SiriusXM, Class - C (Media)(b)	4
285	Linde PLC (Chemicals)	109
93	Live Nation Entertainment, Inc. (Entertainment)(b)	8
152	LKQ Corp. (Distributors)	9
102	Loews Corp. (Insurance)	6
348	Lowe’s Cos., Inc. (Specialty Retail)	79
44	LPL Financial Holdings, Inc. (Capital Markets)	10
483	Lucid Group, Inc. (Automobile Components)(b)	3
147	LyondellBasell Industries N.V., Class - A (Chemicals)	13
95	M&T Bank Corp. (Banks)	12
351	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	8
256	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	30
8	Markel Group, Inc. (Insurance)(b)	11
20	MarketAxess Holdings, Inc. (Capital Markets)	5
151	Marriott International, Inc., Class - A (Hotels, Restaurants & Leisure)	28
283	Marsh & McLennan Cos., Inc. (Insurance)	53
35	Martin Marietta Materials, Inc. (Construction Materials)	16
487	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment)	29

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
131	Masco Corp. (Building Products)	$8
29	Masimo Corp. (Health Care Equipment & Supplies)(b)	5
492	Mastercard, Inc., Class - A (Financial Services)	194
179	Match Group, Inc. (Interactive Media & Services)(b)	7
145	McCormick & Co., Inc./MD (Food Products)	13
424	McDonald’s Corp. (Hotels, Restaurants & Leisure)	127
79	McKesson Corp. (Health Care Providers & Services)	34
1,280	Meta Platforms, Inc., Class - A (Interactive Media & Services)(b)	366
382	MetLife, Inc. (Insurance)	22
13	Mettler-Toledo International, Inc. (Life Sciences Tools & Services)(b)	17
194	MGM Resorts International (Hotels, Restaurants & Leisure)	9
312	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	28
632	Micron Technology, Inc. (Semiconductors & Semiconductor Equipment)	40
4,086	Microsoft Corp. (Software)	1,390
66	Mid-America Apartment Communities, Inc. (Residential REITs)	10
30	Mohawk Industries, Inc. (Household Durables)(b)	3
35	Molina Healthcare, Inc. (Health Care Providers & Services)(b)	11
103	Molson Coors Beverage Co., Class - B (Beverages)	7
793	Mondelez International, Inc., Class - A (Food Products)	58
41	MongoDB, Inc. (IT Services)(b)	17
26	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	14
446	Monster Beverage Corp. (Beverages)(b)	26
95	Moody’s Corp. (Capital Markets)	33
729	Morgan Stanley (Capital Markets)	62
95	Motorola Solutions, Inc. (Communications Equipment)	28
46	MSCI, Inc. (Capital Markets)	22
197	Nasdaq, Inc. (Capital Markets)	10
118	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	9

Shares	Security Description	Value (000)
	United States (continued)
257	Netflix, Inc. (Entertainment)(b)	$113
59	Neurocrine Biosciences, Inc. (Biotechnology)(b)	6
475	Newmont Corp. (Metals & Mining)	20
235	News Corp., Class - A (Media)	5
1,174	NextEra Energy, Inc. (Electric Utilities)	87
713	NIKE, Inc., Class - B (Textiles, Apparel & Luxury Goods)	79
229	NiSource, Inc. (Multi-Utilities)	6
29	Nordson Corp. (Machinery)	7
131	Norfolk Southern Corp. (Ground Transportation)	30
120	Northern Trust Corp. (Capital Markets)	9
124	NRG Energy, Inc. (Electric Utilities)	5
148	Nucor Corp. (Metals & Mining)	24
1,428	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	603
2	NVR, Inc. (Household Durables)(b)	13
411	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	24
92	Okta, Inc. (IT Services)(b)	6
59	Old Dominion Freight Line, Inc. (Ground Transportation)	22
124	Omnicom Group, Inc. (Media)	12
245	ON Semiconductor Corp. (Semiconductors & Semiconductor Equipment)(b)	23
269	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	17
934	Oracle Corp. (Software)	111
36	O’Reilly Automotive, Inc. (Specialty Retail)(b)	34
240	Otis Worldwide Corp. (Machinery)	21
126	Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	5
54	Owens Corning (Building Products)	7
297	PACCAR, Inc. (Machinery)	25
48	Packaging Corp. of America (Containers & Packaging)	6
1,031	Palantir Technologies, Inc., Class - A (Software)(b)	16
173	Palo Alto Networks, Inc. (Software)(b)	44
291	Paramount Global, Class - B (Media)	5
74	Parker-Hannifin Corp. (Machinery)	29
183	Paychex, Inc. (Professional Services)	20
30	Paycom Software, Inc. (Professional Services)	10
22	Paylocity Holding Corp. (Professional Services)(b)	4
618	PayPal Holdings, Inc. (Financial Services)(b)	41
797	PepsiCo, Inc. (Beverages)	148
1,066	PG&E Corp. (Electric Utilities)(b)	18
261	Phillips 66 (Oil, Gas & Consumable Fuels)	25
344	Pinterest, Inc., Class - A (Interactive Media & Services)(b)	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
134	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	$28
21	Pool Corp. (Distributors)	8
133	PPG Industries, Inc. (Chemicals)	20
451	PPL Corp. (Electric Utilities)	12
134	Principal Financial Group, Inc. (Insurance)	10
531	Prologis, Inc. (Industrial REITs)	65
205	Prudential Financial, Inc. (Insurance)	18
68	PTC, Inc. (Software)(b)	10
288	Public Service Enterprise Group, Inc. (Multi-Utilities)	18
91	Public Storage (Specialized REITs)	27
131	PulteGroup, Inc. (Household Durables)	10
54	Qorvo, Inc. (Semiconductors & Semiconductor Equipment)(b)	6
642	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	76
86	Quanta Services, Inc. (Construction & Engineering)	17
62	Quest Diagnostics, Inc. (Health Care Providers & Services)	9
114	Raymond James Financial, Inc. (Capital Markets)	12
376	Realty Income Corp. (Retail REITs)	22
83	Regency Centers Corp. (Retail REITs)	5
559	Regions Financial Corp. (Banks)	10
31	Reliance Steel & Aluminum Co. (Metals & Mining)	8
29	Repligen Corp. (Life Sciences Tools & Services)(b)	4
127	Republic Services, Inc. (Commercial Services & Supplies)	19
88	ResMed, Inc. (Health Care Equipment & Supplies)	19
408	Rivian Automotive, Inc., Class - A (Automobile Components)(b)	7
59	Robert Half International, Inc. (Professional Services)	4
255	ROBLOX Corp., Class - A (Entertainment)(b)	10
65	Rockwell Automation, Inc. (Electrical Equipment)	21
62	Roku, Inc. (Entertainment)(b)	4
149	Rollins, Inc. (Commercial Services & Supplies)	6
60	Roper Technologies, Inc. (Software)	29
200	Ross Stores, Inc. (Specialty Retail)	22
136	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)(b)	14
207	Royalty Pharma PLC, Class - A (Pharmaceuticals)	6

Shares	Security Description	Value (000)
	United States (continued)
79	RPM International, Inc. (Chemicals)	$7
190	S&P Global, Inc. (Capital Markets)	76
578	Salesforce, Inc. (Software)(b)	122
61	SBA Communications Corp. (Specialized REITs)	14
812	Schlumberger N.V. (Energy Equipment & Services)	40
99	Seagate Technology Holdings PLC (Technology Hardware, Storage & Peripherals)	6
81	Seagen, Inc. (Biotechnology)(b)	16
75	Sealed Air Corp. (Containers & Packaging)	3
64	SEI Investments Co. (Capital Markets)	4
186	Sempra Energy (Multi-Utilities)	27
95	Sensata Technologies Holding PLC (Electrical Equipment)	4
117	ServiceNow, Inc. (Software)(b)	66
187	Simon Property Group, Inc. (Retail REITs)	22
400	Sirius XM Holdings, Inc. (Media)^	2
94	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	10
568	Snap, Inc., Class - A (Interactive Media & Services)(b)	7
33	Snap-on, Inc. (Machinery)	10
150	Snowflake, Inc., Class - A (IT Services)(b)	26
105	Southwest Airlines Co. (Passenger Airlines)	4
97	Splunk, Inc. (Software)(b)	10
122	SS&C Technologies Holdings, Inc. (Professional Services)	7
91	Stanley Black & Decker, Inc. (Machinery)	9
671	Starbucks Corp. (Hotels, Restaurants & Leisure)	66
195	State Street Corp. (Capital Markets)	14
93	Steel Dynamics, Inc. (Metals & Mining)	10
59	STERIS PLC (Health Care Equipment & Supplies)	13
199	Stryker Corp. (Health Care Equipment & Supplies)	61
76	Sun Communities, Inc. (Residential REITs)	10
256	Synchrony Financial (Consumer Finance)	9
88	Synopsys, Inc. (Software)(b)	38
302	Sysco Corp. (Consumer Staples Distribution & Retail)	22
129	T. Rowe Price Group, Inc. (Capital Markets)	14
95	Take-Two Interactive Software, Inc. (Entertainment)(b)	14
133	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	10
265	Target Corp. (Consumer Staples Distribution & Retail)	35

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
177	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	$25
29	Teledyne Technologies, Inc. (Electronic Equipment, Instruments & Components)(b)	12
30	Teleflex, Inc. (Health Care Equipment & Supplies)	7
94	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	10
1,649	Tesla, Inc. (Automobile Components)(b)	431
517	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	93
4	Texas Pacific Land Corp. (Oil, Gas & Consumable Fuels)	5
364	The AES Corp. (Independent Power and Renewable Electricity Producers)	8
151	The Allstate Corp. (Insurance)	16
462	The Bank of New York Mellon Corp. (Capital Markets)	21
130	The Carlyle Group, Inc. (Capital Markets)	4
861	The Charles Schwab Corp. (Capital Markets)	49
173	The Cigna Group (Health Care Providers & Services)	49
73	The Clorox Co. (Household Products)	12
2,378	The Coca-Cola Co. (Beverages)	143
137	The Estee Lauder Cos., Inc. (Personal Care Products)	27
194	The Goldman Sachs Group, Inc. (Capital Markets)	63
188	The Hartford Financial Services Group, Inc. (Insurance)	14
87	The Hershey Co. (Food Products)	22
588	The Home Depot, Inc. (Specialty Retail)	183
236	The Interpublic Group of Cos., Inc. (Media)	9
64	The J.M. Smucker Co. (Food Products)	9
450	The Kraft Heinz Co. (Food Products)	16
386	The Kroger Co. (Consumer Staples Distribution & Retail)	18
186	The Mosaic Co. (Chemicals)	7
230	The PNC Financial Services Group, Inc. (Banks)	29
343	The Progressive Corp. (Insurance)	45
144	The Sherwin-Williams Co. (Chemicals)	38
634	The Southern Co. (Electric Utilities)	45
669	The TJX Cos., Inc. (Specialty Retail)	57
62	The Toro Co. (Machinery)	6
255	The Trade Desk, Inc., Class - A (Media)(b)	20
135	The Travelers Cos., Inc. (Insurance)	23
1,054	The Walt Disney Co. (Entertainment)(b)	94
691	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	23

Shares	Security Description	Value (000)
	United States (continued)
351	T-Mobile US, Inc. (Wireless Telecommunication Services)(b)	$49
200	Toast, Inc., Class - A (Financial Services)(b)	5
66	Tractor Supply Co. (Specialty Retail)	15
57	Tradeweb Markets, Inc., Class - A (Capital Markets)	4
32	TransDigm Group, Inc. (Aerospace & Defense)	29
116	TransUnion (Professional Services)	9
143	Trimble, Inc. (Electronic Equipment, Instruments & Components)(b)	8
788	Truist Financial Corp. (Banks)	24
108	Twilio, Inc., Class - A (IT Services)(b)	7
23	Tyler Technologies, Inc. (Software)(b)	10
173	Tyson Foods, Inc., Class - A (Food Products)	9
888	U.S. Bancorp (Banks)	29
1,045	Uber Technologies, Inc. (Ground Transportation)(b)	45
188	UDR, Inc. (Residential REITs)	8
110	UGI Corp. (Gas Utilities)	3
45	U-Haul Holding Co. (Ground Transportation)	2
240	UiPath, Inc., Class - A (Software)(b)	4
30	Ulta Beauty, Inc. (Specialty Retail)(b)	14
353	Union Pacific Corp. (Ground Transportation)	72
417	United Parcel Service, Inc., Class - B (Air Freight & Logistics)	75
39	United Rentals, Inc. (Trading Companies & Distributors)	17
27	United Therapeutics Corp. (Biotechnology)(b)	6
541	UnitedHealth Group, Inc. (Health Care Providers & Services)	259
142	Unity Software, Inc. (Software)(b)	6
34	Universal Health Services, Inc., Class - B (Health Care Providers & Services)	5
208	V.F. Corp. (Textiles, Apparel & Luxury Goods)	4
25	Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	6
214	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	25
85	Veeva Systems, Inc., Class - A (Health Care Technology)(b)	17
229	Ventas, Inc. (Health Care REITs)	11
54	VeriSign, Inc. (IT Services)(b)	12
83	Verisk Analytics, Inc., Class - A (Professional Services)	19
2,426	Verizon Communications, Inc. (Diversified Telecommunication Services)	90
595	VICI Properties, Inc. (Specialized REITs)	19
939	Visa, Inc., Class - A (Financial Services)	223
181	Vistra Corp. (Independent Power and Renewable Electricity Producers)	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
139	VMware, Inc., Class - A (Software)(b)	$20
75	Vulcan Materials Co. (Construction Materials)	17
125	W.R. Berkley Corp. (Insurance)	7
26	W.W. Grainger, Inc. (Trading Companies & Distributors)	21
415	Walgreens Boots Alliance, Inc. (Consumer Staples Distribution & Retail)	12
856	Walmart, Inc. (Consumer Staples Distribution & Retail)	135
1,360	Warner Bros. Discovery, Inc. (Entertainment)(b)	17
233	Waste Management, Inc. (Commercial Services & Supplies)	40
36	Waters Corp. (Life Sciences Tools & Services)(b)	10
20	Watsco, Inc. (Trading Companies & Distributors)	8
93	Webster Financial Corp. (Banks)	4
181	WEC Energy Group, Inc. (Multi-Utilities)	16
2,179	Wells Fargo & Co. (Banks)	93
287	Welltower, Inc. (Health Care REITs)	23
44	West Pharmaceutical Services, Inc. (Life Sciences Tools & Services)	17
166	Western Digital Corp. (Technology Hardware, Storage & Peripherals)(b)	6
108	Westinghouse Air Brake Technologies Corp. (Machinery)	12
19	Westlake Corp. (Chemicals)	2
137	Westrock Co. (Containers & Packaging)	4
418	Weyerhaeuser Co. (Specialized REITs)	14
31	Whirlpool Corp. (Household Durables)	5
66	Wolfspeed, Inc. (Semiconductors & Semiconductor Equipment)(b)	4
119	Workday, Inc., Class - A (Software)(b)	27
123	WP Carey, Inc. (Diversified REITs)	8
55	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	6
314	Xcel Energy, Inc. (Electric Utilities)	20
138	Xylem, Inc. (Machinery)	16
164	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	23
30	Zebra Technologies Corp. (Electronic Equipment, Instruments & Components)(b)	9
80	Zillow Group, Inc., Class - C (Real Estate Management & Development)(b)	4
116	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	17
269	Zoetis, Inc. (Pharmaceuticals)	46
129	Zoom Video Communications, Inc., Class - A (Software)(b)	9

Shares	Security Description	Value (000)
	United States (continued)
144	ZoomInfo Technologies, Inc. (Interactive Media & Services)(b)	$4
54	Zscaler, Inc. (Software)(b)	8
		19,768
	Uruguay — 0.11%
26	MercadoLibre, Inc. (Broadline Retail)(b)	31
	Total Common Stocks	28,941
	Investment Companies — 0.08%
2,361	Federated Hermes Treasury Obligations Fund, Institutional Shares, 4.75%^^(d)	2
20,053	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.97%(d)	20
	Total Investment Companies	22
	Total Investments (cost $19,357) — 99.68%	28,963
	Other assets in excess of liabilities — 0.32%	93
	Net Assets — 100.00%	$29,056

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2023.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2023.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

(c)	Security was valued using significant unobservable inputs as of June 30, 2023.

(d)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

As of June 30, 2023, 100% of the Portfolio’s net assets were managed by Mellon Investments Corporation.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks — 96.38%
	Australia — 5.96%
15,521	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$310
193,458	ANZ Group Holdings Ltd. (Banks)	3,062
35,958	APA Group (Gas Utilities)	233
21,823	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	564
82,839	Bendigo & Adelaide Bank Ltd. (Banks)	474
85,014	BHP Group Ltd. (Metals & Mining)	2,537
74,353	BHP Group Ltd. (Metals & Mining)	2,235
43,919	Commonwealth Bank of Australia (Banks)	2,940
3,480	CSL Ltd. (Biotechnology)	644
48,346	Endeavour Group Ltd. (Consumer Staples Distribution & Retail)	203
53,824	Fortescue Metals Group Ltd. (Metals & Mining)	799
68,557	Goodman Group (Industrial REITs)	921
19,437	Lendlease Corp. Ltd. (Real Estate Management & Development)(a)	101
7,899	Macquarie Group Ltd. (Capital Markets)	940
162,138	Medibank Pvt. Ltd. (Insurance)	381
206,900	National Australia Bank Ltd. (Banks)	3,638
41,245	Qantas Airways Ltd. (Passenger Airlines)(b)	171
55,092	QBE Insurance Group Ltd. (Insurance)	575
16,336	Rio Tinto Ltd. (Metals & Mining)	1,251
150,128	Santos Ltd. (Oil, Gas & Consumable Fuels)(a)	751
205,252	Scentre Group (Retail REITs)	363
90,538	Stockland (Diversified REITs)	243
18,427	Suncorp Group Ltd. (Insurance)	166
562,458	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	417
562,458	The Lottery Corp. Ltd. (Hotels, Restaurants & Leisure)	1,928
44,996	Treasury Wine Estates Ltd. (Beverages)	337
63,839	Wesfarmers Ltd. (Broadline Retail)	2,104
224,539	Westpac Banking Corp. (Banks)	3,196
28,099	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	650
35,740	Worley Ltd. (Energy Equipment & Services)	377
		32,511
	Austria — 0.19%
23,927	Erste Group Bank AG (Banks)(a)	840
4,792	OMV AG (Oil, Gas & Consumable Fuels)	203
		1,043
	Belgium — 0.51%
40,660	Anheuser-Busch InBev SA/N.V. (Beverages)	2,305
3,608	Elia Group SA/N.V. (Electric Utilities)(a)	458
		2,763
	Canada — 10.41%
3,637	Agnico Eagle Mines Ltd. (Metals & Mining)	182
30,089	Air Canada (Passenger Airlines)(a)(b)	568

Shares	Security Description	Value (000)
	Canada (continued)
166,444	Algonquin Power & Utilities Corp. (Multi-Utilities)	$1,376
50,883	Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	2,609
8,987	AltaGas Ltd. (Gas Utilities)	161
45,514	Bank of Montreal (Banks)	4,111
10,168	CAE, Inc. (Aerospace & Defense)(b)	228
31,854	Cameco Corp. (Oil, Gas & Consumable Fuels)	998
4,917	Canadian National Railway Co. (Ground Transportation)	595
55,707	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	3,132
3,130	Canadian Pacific Kansas City Ltd. (Ground Transportation)	253
11,085	Canadian Tire Corp. Ltd., Class - A (Broadline Retail)	1,516
4,454	Canadian Utilities Ltd., Class - A (Multi-Utilities)	115
3,259	CCL Industries, Inc., Class - B (Containers & Packaging)(a)	160
125,033	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	2,124
835	Constellation Software, Inc. (Software)	1,730
11,192	Dollarama, Inc. (Broadline Retail)	758
77,385	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	2,877
1,023	Fairfax Financial Holdings Ltd. (Insurance)	766
10,649	First Capital Real Estate Investment Trust (Retail REITs)	118
17,917	First Quantum Minerals Ltd. (Metals & Mining)	424
7,691	Franco-Nevada Corp. (Metals & Mining)	1,096
24,142	GFL Environmental, Inc. (Commercial Services & Supplies)	937
64,358	Great-West Lifeco, Inc. (Insurance)	1,869
27,914	H&R Real Estate Investment Trust (Diversified REITs)	216
12,464	Hydro One Ltd. (Electric Utilities)(a)	356
5,430	Intact Financial Corp. (Insurance)	838
56,358	Keyera Corp. (Oil, Gas & Consumable Fuels)	1,300
2,505	Lumine Group, Inc. (Software)(b)	34
36,396	Magna International, Inc. (Automobile Components)	2,055
8,370	Manulife Financial Corp. (Insurance)	158
15,818	Methanex Corp. (Chemicals)	654
18,402	National Bank of Canada (Banks)	1,371
3,339	Nutrien Ltd. (Chemicals)	197
1,984	Onex Corp. (Financial Services)	110
7,732	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	243
66,482	Power Corp. of Canada (Insurance)	1,790
6,978	Primaris Real Estate Investment Trust (Retail REITs)	71

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
4,162	RB Global, Inc. (Commercial Services & Supplies)	$250
1,726	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	134
67,963	RioCan Real Estate Investment Trust (Diversified REITs)(a)	989
2,933	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	134
13,879	Royal Bank of Canada (Banks)	1,326
52,851	Shopify, Inc., Class - A (IT Services)(b)	3,416
7,087	SmartCentres Real Estate Investment Trust (Retail REITs)	130
52,951	Sun Life Financial, Inc. (Insurance)	2,761
5,745	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	169
18,439	Teck Resources Ltd., Class - B (Metals & Mining)	776
72,937	TELUS Corp. (Diversified Telecommunication Services)	1,420
36,696	The Bank of Nova Scotia (Banks)	1,836
19,231	The Toronto-Dominion Bank (Banks)	1,192
21,648	Thomson Reuters Corp. (Professional Services)	2,923
28,308	Wheaton Precious Metals Corp. (Metals & Mining)	1,224
		56,776
	Denmark — 2.88%
5,336	DSV A/S (Air Freight & Logistics)	1,121
8,761	Genmab A/S (Biotechnology)(a)(b)	3,321
69,725	Novo Nordisk A/S, Class - B (Pharmaceuticals)	11,264
		15,706
	Finland — 1.04%
4,331	Elisa Oyj (Diversified Telecommunication Services)	231
8,545	Fortum Oyj (Electric Utilities)	114
8,315	Kesko Oyj, Class - B (Consumer Staples Distribution & Retail)	157
231,473	Nokia Oyj (Communications Equipment)	970
278,699	Nordea Bank Abp (Banks)	3,037
3,545	Orion Oyj, Class - B (Pharmaceuticals)	147
4,385	Sampo Oyj, A Shares (Insurance)	197
44,232	Stora Enso Oyj, Registered Shares (Paper & Forest Products)	513
10,204	UPM-Kymmene Oyj (Paper & Forest Products)	304
		5,670
	France — 10.65%
2,427	Aeroports de Paris (Transportation Infrastructure)	349
34,180	Air Liquide SA (Chemicals)	6,128

Shares	Security Description	Value (000)
	France (continued)
23,149	Airbus SE (Aerospace & Defense)	$3,347
47,723	AXA SA (Insurance)	1,410
1,813	BioMerieux (Health Care Equipment & Supplies)	190
64,169	BNP Paribas SA (Banks)	4,049
4,957	Bouygues SA (Construction & Engineering)	167
1,044	Capgemini SE (IT Services)	198
7,205	Carrefour SA (Consumer Staples Distribution & Retail)(a)	137
3,697	Cie de Saint-Gobain (Building Products)	225
99,973	Credit Agricole SA (Banks)	1,187
19,644	Dassault Systemes SE (Software)	870
1,749	Eiffage SA (Construction & Engineering)(a)	183
25,532	Engie SA (Multi-Utilities)	425
18,607	EssilorLuxottica SA (Health Care Equipment & Supplies)	3,508
2,933	Eurazeo SE (Financial Services)	206
1,743	Euroapi SA (Pharmaceuticals)(b)	20
1,233	Gecina SA (Office REITs)(a)	132
2,454	Hermes International (Textiles, Apparel & Luxury Goods)	5,334
10,625	L’Oreal SA (Personal Care Products)	4,956
5,480	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	5,167
8,063	Pernod Ricard SA (Beverages)	1,782
8,075	Publicis Groupe SA (Media)	648
7,261	Renault SA (Automobile Components)	306
40,107	Sanofi (Pharmaceuticals)	4,317
34,976	Schneider Electric SE (Electrical Equipment)(a)	6,353
112,087	Societe Generale SA (Banks)	2,915
4,176	Thales SA (Aerospace & Defense)	626
32,412	TotalEnergies SE (Oil, Gas & Consumable Fuels)	1,860
7,086	Unibail-Rodamco-Westfield (Retail REITs)(b)	374
15,933	Veolia Environnement SA (Multi-Utilities)	504
1,976	Wendel SE (Financial Services)	203
		58,076
	Germany — 7.40%
13,053	adidas AG (Textiles, Apparel & Luxury Goods)	2,534
10,077	Allianz SE, Registered Shares (Insurance)	2,347
1,793	Bayerische Motoren Werke AG (Automobile Components)	221
1,065	Beiersdorf AG (Personal Care Products)	141
1,341	Carl Zeiss Meditec AG, Class - BR (Health Care Equipment & Supplies)	145
33,975	Commerzbank AG (Banks)	377
2,692	Covestro AG (Chemicals)(b)	140
1,439	Daimler Truck Holding AG (Machinery)	52
5,231	Delivery Hero SE (Hotels, Restaurants & Leisure)(b)	231

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
113,622	Deutsche Bank AG, Registered Shares (Capital Markets)	$1,194
21,575	Deutsche Boerse AG (Capital Markets)	3,983
128,506	Deutsche Telekom AG (Diversified Telecommunication Services)(a)	2,804
88,039	DHL Group (Air Freight & Logistics)	4,301
7,498	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)(b)	400
6,983	GEA Group AG (Machinery)	292
1,115	Hannover Rueck SE (Insurance)	237
3,464	Henkel AG & Co. KGaA (Household Products)	244
82,230	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(a)	3,386
1,793	MTU Aero Engines AG (Aerospace & Defense)	465
2,540	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares (Insurance)	953
4,661	Porsche Automobil Holding SE, Preference Shares (Automobile Components)(b)	281
20,979	RWE AG (Independent Power and Renewable Electricity Producers)	914
42,196	SAP SE (Software)	5,763
2,330	Sartorius AG, Preference Shares (Life Sciences Tools & Services)	807
30,321	Siemens AG, Registered Shares (Industrial Conglomerates)	5,054
5,796	Siemens Healthineers AG (Health Care Equipment & Supplies)	328
10,266	Symrise AG (Chemicals)(a)	1,076
12,574	Volkswagen AG, Preference Shares (Automobile Components)	1,691
		40,361
	Hong Kong — 2.08%
483,480	AIA Group Ltd. (Insurance)	4,911
75,055	BOC Hong Kong Holdings Ltd. (Banks)	230
63,400	Budweiser Brewing Co. APAC Ltd. (Beverages)	164
334,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers)(b)(c)	—
98,500	CK Asset Holdings Ltd. (Real Estate Management & Development)	547
14,500	CLP Holdings Ltd. (Electric Utilities)	113
61,600	ESR Group Ltd. (Real Estate Management & Development)	106
73,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)(b)	465

Shares	Security Description	Value (000)
	Hong Kong (continued)
15,506	Hang Seng Bank Ltd. (Banks)	$221
20,900	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	792
335,900	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,313
9,100	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	461
59,417	Link REIT (Retail REITs)	331
14,472	Pacific Century Premium Developments Ltd. (Real Estate Management & Development)(b)	1
121,391	PCCW Ltd. (Diversified Telecommunication Services)	63
59,768	Prudential PLC (Insurance)	844
24,000	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	184
52,000	Techtronic Industries Co. Ltd. (Machinery)	569
		11,315
	Ireland (Republic of) — 1.23%
8,728	AerCap Holdings N.V. (Trading Companies & Distributors)(b)	554
332,317	Bank of Ireland Group PLC (Banks)	3,172
24,053	CRH PLC (Construction Materials)(a)	1,327
30,741	Experian PLC (Professional Services)	1,180
16,821	James Hardie Industries PLC (Construction Materials)	449
		6,682
	Israel — 0.52%
862	CyberArk Software Ltd. (Software)(b)	135
11,201	Nice Ltd., ADR (Software)(b)	2,312
1,765	Nice Ltd. (Software)(b)	364
		2,811
	Italy — 1.47%
3,755	Amplifon SpA (Health Care Providers & Services)	138
69,888	Assicurazioni Generali SpA (Insurance)	1,421
47,935	Enel SpA (Electric Utilities)(a)	323
1,561	Ferrari N.V. (Automobiles)	510
157,139	Intesa Sanpaolo SpA (Banks)(a)	412
7,820	Iveco Group N.V. (Machinery)(b)	71
187,061	Mediobanca Banca di Credito Finanziario SpA (Banks)	2,239
7,356	Moncler SpA (Textiles, Apparel & Luxury Goods)	509
10,481	Poste Italiane SpA (Insurance)	114
110,979	Snam SpA (Gas Utilities)	580
201,736	Terna - Rete Elettrica Nazionale (Electric Utilities)	1,720
		8,037

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan — 19.14%
2,900	Advantest Corp. (Semiconductors & Semiconductor Equipment)(a)	$391
19,900	Aeon Co. Ltd. (Consumer Staples Distribution & Retail)	408
6,845	AGC, Inc. (Building Products)	246
4,500	Aisin Corp. (Automobile Components)	139
27,300	Ajinomoto Co., Inc. (Food Products)	1,088
15,300	Amada Co. Ltd. (Machinery)	151
5,100	ANA Holdings, Inc. (Passenger Airlines)(a)(b)	121
16,500	Asahi Group Holdings Ltd. (Beverages)(a)	640
5,900	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	116
103,600	Astellas Pharma, Inc. (Pharmaceuticals)	1,543
3,900	Azbil Corp. (Electronic Equipment, Instruments & Components)	123
80,100	Bandai Namco Holdings, Inc. (Leisure Products)	1,855
15,200	Bridgestone Corp. (Automobile Components)	625
38,300	Canon, Inc. (Technology Hardware, Storage & Peripherals)	1,007
4,300	Capcom Co. Ltd. (Entertainment)	170
900	Central Japan Railway Co. (Ground Transportation)	113
11,800	Chubu Electric Power Co., Inc. (Electric Utilities)	144
363,700	Concordia Financial Group Ltd. (Banks)	1,422
13,388	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	380
58,800	Daifuku Co. Ltd. (Machinery)	1,211
40,900	Dai-ichi Life Holdings, Inc. (Insurance)	778
24,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	769
14,400	Daikin Industries Ltd. (Building Products)	2,951
1,979	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	201
15,550	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	411
3,000	Denso Corp. (Automobile Components)	202
4,800	Dentsu Group, Inc. (Media)	158
7,700	Eisai Co. Ltd. (Pharmaceuticals)	522
30,000	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	103
3,100	FANUC Corp. (Machinery)	109
2,400	Fast Retailing Co. Ltd. (Specialty Retail)	616
3,900	Fuji Electric Co. Ltd. (Electrical Equipment)	172
8,400	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	501
10,900	Fujitsu Ltd. (IT Services)(a)	1,412
1,900	GMO Payment Gateway, Inc. (Financial Services)	149

Shares	Security Description	Value (000)
	Japan (continued)
11,800	Hakuhodo DY Holdings, Inc. (Media)	$125
37,100	Hitachi Ltd. (Industrial Conglomerates)	2,307
16,100	Honda Motor Co. Ltd. (Automobile Components)	488
3,600	Hoshizaki Corp. (Machinery)	129
25,800	Hoya Corp. (Health Care Equipment & Supplies)	3,088
8,800	Iida Group Holdings Co. Ltd. (Household Durables)	149
39,100	Inpex Corp. (Oil, Gas & Consumable Fuels)	430
22,100	Isetan Mitsukoshi Holdings Ltd. (Broadline Retail)	225
21,000	Isuzu Motors Ltd. (Automobile Components)	255
100,617	ITOCHU Corp. (Trading Companies & Distributors)	3,996
24,200	Japan Airlines Co. Ltd. (Passenger Airlines)(a)	525
70,600	Japan Exchange Group, Inc. (Capital Markets)	1,236
8,300	Japan Post Insurance Co. Ltd. (Insurance)(a)	125
5,554	JSR Corp. (Chemicals)	160
14,100	Kao Corp. (Personal Care Products)	512
9,200	Kawasaki Heavy Industries Ltd. (Machinery)	236
101,200	KDDI Corp. (Wireless Telecommunication Services)	3,125
33,900	Keio Corp. (Ground Transportation)	1,066
6,500	Keyence Corp. (Electronic Equipment, Instruments & Components)	3,089
4,400	Kikkoman Corp. (Food Products)	251
4,500	Kobe Bussan Co. Ltd. (Consumer Staples Distribution & Retail)	117
6,300	Koito Manufacturing Co. Ltd. (Automobile Components)	114
8,145	Komatsu Ltd. (Machinery)	220
12,300	Kose Corp. (Personal Care Products)	1,183
6,000	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	907
22,200	Makita Corp. (Machinery)	628
63,300	Marubeni Corp. (Trading Companies & Distributors)	1,079
43,300	Mazda Motor Corp. (Automobile Components)	419
6,700	MEIJI Holdings Co. Ltd. (Food Products)	150
57,145	Mitsubishi Corp. (Trading Companies & Distributors)	2,763
34,200	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	406
9,700	Mitsubishi Heavy Industries Ltd. (Machinery)	453
432,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	3,185
131,788	Mitsui & Co. Ltd. (Trading Companies & Distributors)	4,987
36,100	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	720
20,600	Mitsui O.S.K. Lines Ltd. (Marine Transportation)	496

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
47,200	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	$2,711
14,700	NEC Corp. (IT Services)	713
20,600	Nexon Co. Ltd. (Entertainment)	395
14,100	Nihon M&A Center Holdings, Inc. (Professional Services)	108
19,200	Nikon Corp. (Household Durables)	249
2,800	NIPPON EXPRESS HOLDINGS, INC. (Air Freight & Logistics)	158
56	Nippon Prologis REIT, Inc. (Industrial REITs)(a)	113
6,300	Nippon Sanso Holdings Corp. (Chemicals)	137
30,800	Nippon Steel Corp. (Metals & Mining)(a)	645
910,000	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,077
15,400	Nippon Yusen KK (Marine Transportation)	342
3,800	Nissan Chemical Corp. (Chemicals)	164
70,600	Nissan Motor Co. Ltd. (Automobile Components)	290
8,800	Nisshin Seifun Group, Inc. (Food Products)	109
4,600	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	109
129	Nomura Real Estate Master Fund, Inc. (Diversified REITs)	149
17,800	Nomura Research Institute Ltd. (IT Services)	492
2,400	Obic Co. Ltd. (IT Services)	385
89,200	Odakyu Electric Railway Co. Ltd. (Ground Transportation)	1,195
10,400	Omron Corp. (Electronic Equipment, Instruments & Components)	639
2,900	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	113
10,800	ORIX Corp. (Financial Services)	197
8,900	Osaka Gas Co. Ltd. (Gas Utilities)	136
29,200	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	1,071
12,700	Pan Pacific International Holdings Corp. (Broadline Retail)	227
156,600	Panasonic Holdings Corp. (Household Durables)	1,920
43,800	Recruit Holdings Co. Ltd. (Professional Services)	1,398
5,600	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	531
20,900	SBI Holdings, Inc. (Capital Markets)	403
35,552	Sekisui House Ltd. (Household Durables)	718
2,400	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	104
46,500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,554
5,600	Shiseido Co. Ltd. (Personal Care Products)	254

Shares	Security Description	Value (000)
	Japan (continued)
200	SMC Corp. (Machinery)	$111
12,800	Sompo Holdings, Inc. (Insurance)	574
30,600	Sony Group Corp. (Household Durables)	2,763
23,900	Subaru Corp. (Automobile Components)	450
14,148	Sumitomo Mitsui Financial Group, Inc. (Banks)	606
4,800	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	119
4,600	Suntory Beverage & Food Ltd. (Beverages)	167
3,000	Suzuki Motor Corp. (Automobile Components)	109
1,600	Sysmex Corp. (Health Care Equipment & Supplies)	110
8,500	T&D Holdings, Inc. (Insurance)	125
25,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	786
19,600	Terumo Corp. (Health Care Equipment & Supplies)	624
2,900	The Bank of Kyoto Ltd. (Banks)	145
22,400	The Chiba Bank Ltd. (Banks)	136
29,700	Tokio Marine Holdings, Inc. (Insurance)	685
80,800	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities)(b)	296
26,400	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	3,802
25,700	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	147
52,600	Toray Industries, Inc. (Chemicals)	293
14,700	Toshiba Corp. (Industrial Conglomerates)	461
21,600	Toyota Industries Corp. (Machinery)	1,548
485,000	Toyota Motor Corp. (Automobile Components)	7,795
6,770	Toyota Tsusho Corp. (Trading Companies & Distributors)	338
6,427	Trend Micro, Inc. (Software)	311
46,400	Unicharm Corp. (Household Products)	1,726
4,900	Welcia Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	102
7,700	West Japan Railway Co. (Ground Transportation)(a)	320
1,700	Yakult Honsha Co. Ltd. (Food Products)	108
8,700	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	158
72,900	Z Holdings Corp. (Interactive Media & Services)	176
5,700	ZOZO, Inc. (Specialty Retail)(a)	118
		104,306
	Luxembourg — 0.40%
27,423	ArcelorMittal SA (Metals & Mining)	748
96,377	Tenaris SA (Energy Equipment & Services)	1,442
		2,190

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands — 4.31%
57,506	ABN AMRO Bank N.V. (Banks)	$894
722	Adyen N.V. (Professional Services)(a)(b)	1,250
73,595	Aegon N.V. (Insurance)	374
29,390	Akzo Nobel N.V. (Chemicals)	2,402
728	Argenx SE (Biotechnology)(b)	284
12,374	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(a)	8,974
4,144	EXOR N.V. (Financial Services)	370
5,408	Heineken N.V. (Beverages)	556
14,622	ING Groep N.V. (Banks)	197
61,918	Koninklijke Ahold Delhaize N.V. (Consumer Staples Distribution & Retail)	2,111
35,844	Prosus N.V. (Broadline Retail)(a)	2,625
87,671	Stellantis N.V. (Automobile Components)	1,541
1,552	Topicus.com, Inc. (Software)(b)	127
15,791	Universal Music Group N.V. (Entertainment)	351
11,488	Wolters Kluwer N.V. (Professional Services)	1,459
		23,515
	New Zealand — 0.14%
58,346	Auckland International Airport Ltd. (Transportation Infrastructure)(b)	307
38,532	Mercury NZ Ltd. (Electric Utilities)	154
31,188	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	107
57,025	Spark New Zealand Ltd. (Diversified Telecommunication Services)	178
		746
	Norway — 0.75%
33,939	DNB Bank ASA (Banks)	635
105,375	Equinor ASA (Oil, Gas & Consumable Fuels)	3,069
24,244	Mowi ASA (Food Products)(a)	385
		4,089
	Portugal — 0.34%
384,375	EDP - Energias de Portugal SA (Electric Utilities)	1,879
	Singapore — 0.96%
232,772	CapitaLand Ascendas REIT (Industrial REITs)	470
3,306	CapitaLand Ascott Trust (Hotel & Resort REITs)	3
175,970	CapitaLand Integrated Commercial Trust (Retail REITs)	249
58,000	CapitaLand Investment Ltd. (Real Estate Management & Development)	143
57,800	DBS Group Holdings Ltd. (Banks)	1,350
14,500	Oversea-Chinese Banking Corp. Ltd. (Banks)	132
15,479	Sea Ltd., ADR (Entertainment)(b)	898
58,700	Singapore Airlines Ltd. (Passenger Airlines)(a)	311
18,700	Singapore Exchange Ltd. (Capital Markets)	133

Shares	Security Description	Value (000)
	Singapore (continued)
67,900	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	$126
6,600	United Overseas Bank Ltd. (Banks)	137
457,800	Wilmar International Ltd. (Food Products)	1,290
		5,242
	South Africa — 0.01%
4,663	Thungela Resources Ltd. (Oil, Gas & Consumable Fuels)	36
	South Korea — 0.19%
18,906	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,041
	Spain — 2.02%
4,202	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	148
1,451	Aena SME SA (Transportation Infrastructure)	235
10,177	Amadeus IT Group SA (Professional Services)(b)	775
620,640	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,767
28,433	Bankinter SA (Banks)	175
62,673	CaixaBank SA (Banks)	260
7,137	Cellnex Telecom SA (Diversified Telecommunication Services)(a)	288
13,218	Enagas SA (Gas Utilities)(a)	260
239,581	Iberdrola SA (Electric Utilities)	3,128
11,872	Naturgy Energy Group SA (Gas Utilities)	354
12,354	Redeia Corp. SA (Electric Utilities)	208
17,963	Repsol SA (Oil, Gas & Consumable Fuels)	261
38,882	Telefonica SA (Diversified Telecommunication Services)	158
		11,017
	Sweden — 1.70%
1,283	Alleima AB (Metals & Mining)	6
35,074	Assa Abloy AB, Class - B (Building Products)	843
90,968	Atlas Copco AB, Class - A (Machinery)	1,314
59,272	Atlas Copco AB, Class - B (Machinery)	739
2,603	Evolution AB (Hotels, Restaurants & Leisure)	330
7,388	Kinnevik AB, Class - B (Financial Services)(b)	103
19,212	L E Lundbergforetagen AB, Class - B (Financial Services)	818
50,521	Nibe Industrier AB, Class - B (Building Products)	481
5,141	Sagax AB, Class - B (Real Estate Management & Development)	102
11,977	Securitas AB, Class - B (Commercial Services & Supplies)	98
51,934	Skandinaviska Enskilda Banken AB, Class - A (Banks)	575
32,522	Swedbank AB, Class - A (Banks)	549

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Sweden (continued)
24,479	Tele2 AB, B shares (Wireless Telecommunication Services)	$203
293,363	Telia Co. AB (Diversified Telecommunication Services)(a)	644
117,701	Volvo AB, Class - B (Machinery)	2,436
		9,241
	Switzerland — 9.68%
135,931	ABB Ltd., Registered Shares (Electrical Equipment)	5,349
6,796	Accelleron Industries AG (Electrical Equipment)	163
8,475	Alcon, Inc. (Health Care Equipment & Supplies)	703
1,838	Baloise Holding AG, Registered Shares (Insurance)	270
44	Chocoladefabriken Lindt & Spruengli AG, Class - PC (Food Products)	553
19,821	Cie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	3,368
13,970	Coca-Cola HBC AG (Beverages)	417
15,440	DSM-Firmenich AG (Chemicals)(b)	1,661
761	EMS-Chemie Holding AG (Chemicals)	577
387,007	Glencore PLC (Metals & Mining)(a)	2,194
5,080	Kuehne + Nagel International AG, Registered Shares (Marine Transportation)	1,505
4,844	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	289
4,467	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)(a)	2,671
8,432	Medacta Group SA (Health Care Equipment & Supplies)	1,149
89,927	Nestle SA, Registered Shares (Food Products)	10,821
69,317	Novartis AG, Registered Shares (Pharmaceuticals)	6,990
441	Partners Group Holding AG (Capital Markets)	416
22,333	Roche Holding AG (Pharmaceuticals)	6,824
2,775	SGS SA, Registered Shares (Professional Services)(a)	263
491	Sonova Holding AG (Health Care Equipment & Supplies)(a)	131
1,212	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	757
1,098	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	321
191,523	UBS Group AG (Capital Markets)	3,883
3,139	Zurich Insurance Group AG (Insurance)	1,494
		52,769

Shares	Security Description	Value (000)
	United Kingdom — 11.82%
38,163	3i Group PLC (Capital Markets)	$946
5,633	Admiral Group PLC (Insurance)	149
46,639	Anglo American PLC (Metals & Mining)	1,328
17,119	Ashtead Group PLC (Trading Companies & Distributors)	1,187
53,176	AstraZeneca PLC (Pharmaceuticals)(a)	7,621
31,506	Auto Trader Group PLC (Interactive Media & Services)(a)	245
221,258	Aviva PLC (Insurance)	1,113
121,738	BAE Systems PLC (Aerospace & Defense)	1,435
274,792	Barclays PLC (Banks)(a)	537
176,340	BP PLC (Oil, Gas & Consumable Fuels)	1,027
61,473	British American Tobacco PLC (Tobacco)	2,042
12,788	Bunzl PLC (Trading Companies & Distributors)	487
44,208	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)	1,193
425,346	Centrica PLC (Multi-Utilities)(a)	671
39,102	CNH Industrial N.V. (Machinery)	564
10,781	Coca-Cola Europacific Partners PLC (Beverages)	695
68,973	Compass Group PLC (Hotels, Restaurants & Leisure)	1,931
40,786	Diageo PLC (Beverages)	1,753
38,064	Entain PLC (Hotels, Restaurants & Leisure)(a)	615
981	Ferguson PLC (Trading Companies & Distributors)	155
48,581	GSK PLC (Pharmaceuticals)	861
176,859	Haleon PLC (Personal Care Products)	726
259,830	HSBC Holdings PLC (Banks)	2,057
98,505	Imperial Brands PLC (Tobacco)	2,180
278,038	Informa PLC (Media)	2,567
6,566	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	454
480,645	J Sainsbury PLC (Consumer Staples Distribution & Retail)	1,643
118,900	Kingfisher PLC (Specialty Retail)	350
26,793	Land Securities Group PLC (Diversified REITs)	196
152,198	Legal & General Group PLC (Insurance)	441
10,034	London Stock Exchange Group PLC (Capital Markets)	1,068
197,696	M&G PLC (Financial Services)	481
14,782	Mondi PLC (Paper & Forest Products)	225
137,511	National Grid PLC (Multi-Utilities)	1,823
4,989	Next PLC (Broadline Retail)	437
16,942	Pearson PLC (Diversified Consumer Services)	178
43,427	Persimmon PLC (Household Durables)	566
5,331	Reckitt Benckiser Group PLC (Household Products)	401
56,944	RELX PLC (Professional Services)	1,899
66,751	Rio Tinto PLC (Metals & Mining)	4,240

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
36,817	Segro PLC (Diversified REITs)	$336
8,382	Severn Trent PLC (Water Utilities)(a)	273
298,341	Shell PLC (Oil, Gas & Consumable Fuels)	8,898
12,142	Smiths Group PLC (Industrial Conglomerates)	254
44,660	SSE PLC (Electric Utilities)	1,047
9,471	St. James’s Place PLC (Capital Markets)	131
33,934	The Sage Group PLC (Software)	399
18,373	The Weir Group PLC (Machinery)	410
55,598	Unilever PLC (Personal Care Products)	2,895
10,568	United Utilities Group PLC (Water Utilities)	129
4,958	Whitbread PLC (Hotels, Restaurants & Leisure)	213
88,265	WPP PLC (Media)	925
		64,397
	United States — 0.58%
8,324	Linde PLC (Chemicals)	3,174
	Total Common Stocks	525,393
	Investment Company — 1.75%
9,566,522	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.97%(d)	9,567
	Total Investment Company	9,567

Shares	Security Description	Value (000)
	Purchased Options on Futures — 0.00%
	Total Purchased Options on Futures	$15
	Total Investments (cost $321,243) — 98.13%	534,975
	Other assets in excess of liabilities — 1.87%	10,182
	Net Assets — 100.00%	$545,157

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

(c)	Security was valued using significant unobservable inputs as of June 30, 2023.

(d)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

As of June 30, 2023, 100% of the Portfolio’s net assets were managed by Parametric Portfolio Associates, LLC.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2023.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	125	9/15/23	$13,472	$67
			$13,472	$67

Futures Contracts Sold*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	3	9/15/23	$673	$(22)
			$673	$(22)
	Total Unrealized Appreciation			$67
	Total Unrealized Depreciation			(22)
	Total Net Unrealized Appreciation/(Depreciation)			$45

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2023 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	2	$433	$4,330.00	7/14/23	$—
E-Mini S&P 500 Future Option	Put	2	435	4,350.00	7/14/23	(1)
E-Mini S&P 500 Future Option	Put	4	790	3,950.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	428	4,275.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	4	780	3,900.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	368	3,680.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	365	3,650.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	378	3,780.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	380	3,800.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	381	3,810.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	387	3,870.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	378	3,775.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	400	4,000.00	7/31/23	—
E-Mini S&P 500 Future Option	Put	4	820	4,100.00	7/31/23	(1)
E-Mini S&P 500 Future Option	Put	4	842	4,210.00	7/31/23	(2)
E-Mini S&P 500 Future Option	Put	2	423	4,230.00	7/31/23	(1)
E-Mini S&P 500 Future Option	Put	2	383	3,830.00	7/31/23	—
E-Mini S&P 500 Future Option	Put	4	776	3,880.00	7/31/23	—
E-Mini S&P 500 Future Option	Put	2	380	3,800.00	7/31/23	—
E-Mini S&P 500 Future Option	Put	2	393	3,930.00	7/31/23	—
E-Mini S&P 500 Future Option	Put	2	373	3,725.00	7/31/23	—
E-Mini S&P 500 Future Option	Put	4	855	4,275.00	7/31/23	(2)
E-Mini S&P 500 Future Option	Put	4	860	4,300.00	7/31/23	(3)
E-Mini S&P 500 Future Option	Put	2	390	3,900.00	7/31/23	—
E-Mini S&P 500 Future Option	Put	2	394	3,940.00	8/18/23	(1)
E-Mini S&P 500 Future Option	Put	6	1,179	3,930.00	8/18/23	(2)
E-Mini S&P 500 Future Option	Put	2	400	4,000.00	8/18/23	(1)
E-Mini S&P 500 Future Option	Put	2	408	4,080.00	8/18/23	(1)
E-Mini S&P 500 Future Option	Put	2	408	4,075.00	8/18/23	(1)
E-Mini S&P 500 Future Option	Put	2	409	4,090.00	8/18/23	(1)
E-Mini S&P 500 Future Option	Put	2	393	3,925.00	8/18/23	(1)
E-Mini S&P 500 Future Option	Put	4	832	4,160.00	8/18/23	(3)
E-Mini S&P 500 Future Option	Put	2	380	3,800.00	8/18/23	(1)
E-Mini S&P 500 Future Option	Put	4	822	4,110.00	8/31/23	(4)
E-Mini S&P 500 Future Option	Put	4	805	4,025.00	8/31/23	(3)
E-Mini S&P 500 Future Option	Put	4	810	4,050.00	8/31/23	(3)
E-Mini S&P 500 Future Option	Put	2	405	4,050.00	9/15/23	(2)
E-Mini S&P 500 Future Option	Put	2	408	4,075.00	9/15/23	(2)
						$(37)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2023

Exchanged-traded options on futures contacts purchased as of June 30, 2023 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Call	4	$913	$4,570.00	7/21/23	$3
E-Mini S&P 500 Future Option	Put	2	428	4,275.00	7/14/23	—
E-Mini S&P 500 Future Option	Put	2	400	4,000.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	413	4,125.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	425	4,250.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	415	4,150.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	410	4,100.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	2	439	4,400.00	7/31/23	3
E-Mini S&P 500 Future Option	Put	2	438	4,375.00	7/31/23	2
E-Mini S&P 500 Future Option	Put	2	435	4,350.00	7/31/23	2
E-Mini S&P 500 Future Option	Put	2	425	4,250.00	7/31/23	1
E-Mini S&P 500 Future Option	Put	2	433	4,325.00	8/18/23	4
						$15

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks — 56.35%
	Australia — 3.52%
7,050	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$141
63,472	ANZ Group Holdings Ltd. (Banks)	1,005
57,316	APA Group (Gas Utilities)	370
12,428	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	321
7,699	ASX Ltd. (Capital Markets)	324
82,782	Aurizon Holdings Ltd. (Ground Transportation)	217
107,383	BHP Group Ltd. (Metals & Mining)	3,227
9,452	BlueScope Steel Ltd. (Metals & Mining)	130
47,697	Brambles Ltd. (Commercial Services & Supplies)	459
2,107	Cochlear Ltd. (Health Care Equipment & Supplies)	323
49,186	Coles Group Ltd. (Consumer Staples Distribution & Retail)	604
35,682	Commonwealth Bank of Australia (Banks)	2,388
18,145	Computershare Ltd. (Professional Services)	283
10,855	CSL Ltd. (Biotechnology)	2,009
45,614	Dexus (Diversified REITs)	237
3,158	EBOS Group Ltd. (Health Care Providers & Services)	71
85,815	Endeavour Group Ltd. (Consumer Staples Distribution & Retail)	361
35,442	Fortescue Metals Group Ltd. (Metals & Mining)	526
40,259	Goodman Group (Industrial REITs)	541
5,294	IDP Education Ltd. (Diversified Consumer Services)	78
14,776	IGO Ltd. (Metals & Mining)	151
78,769	Insurance Australia Group Ltd. (Insurance)	300
19,982	Lendlease Corp. Ltd. (Real Estate Management & Development)(a)	104
7,770	Macquarie Group Ltd. (Capital Markets)	924
151,360	Medibank Pvt. Ltd. (Insurance)	355
3,696	Mineral Resources Ltd. (Metals & Mining)	177
85,546	Mirvac Group (Diversified REITs)	129
65,983	National Australia Bank Ltd. (Banks)	1,160
32,004	Newcrest Mining Ltd. (Metals & Mining)	571
45,268	Northern Star Resources Ltd. (Metals & Mining)	369
9,744	Orica Ltd. (Chemicals)	97
37,296	Origin Energy Ltd. (Electric Utilities)	210
58,369	Pilbara Minerals Ltd. (Metals & Mining)	192
20,036	Qantas Airways Ltd. (Passenger Airlines)(b)	83
31,074	QBE Insurance Group Ltd. (Insurance)	324
7,710	Ramsay Health Care Ltd. (Health Care Providers & Services)	289
1,150	REA Group Ltd. (Interactive Media & Services)	110
4,902	Reece Ltd. (Trading Companies & Distributors)	61
7,769	Rio Tinto Ltd. (Metals & Mining)	595

Shares	Security Description	Value (000)
	Australia (continued)
69,772	Santos Ltd. (Oil, Gas & Consumable Fuels)(a)	$349
112,940	Scentre Group (Retail REITs)	200
7,306	SEEK Ltd. (Interactive Media & Services)	107
16,699	Sonic Healthcare Ltd. (Health Care Providers & Services)	397
96,004	South32 Ltd. (Metals & Mining)	242
52,015	Stockland (Diversified REITs)	140
26,178	Suncorp Group Ltd. (Insurance)	235
159,510	Telstra Group Ltd. (Diversified Telecommunication Services)	457
56,406	The GPT Group (Diversified REITs)	156
48,201	The Lottery Corp. Ltd. (Hotels, Restaurants & Leisure)	165
79,839	Transurban Group (Transportation Infrastructure)	760
30,752	Treasury Wine Estates Ltd. (Beverages)	231
83,889	Vicinity Ltd. (Diversified REITs)(a)	103
7,274	Washington H Soul Pattinson & Co. Ltd. (Oil, Gas & Consumable Fuels)	155
26,188	Wesfarmers Ltd. (Broadline Retail)	863
74,159	Westpac Banking Corp. (Banks)	1,056
3,486	WiseTech Global Ltd. (Software)	187
40,168	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	929
33,200	Woolworths Group Ltd. (Consumer Staples Distribution & Retail)	880
		27,428
	Austria — 0.08%
7,182	Erste Group Bank AG (Banks)(a)	252
3,193	OMV AG (Oil, Gas & Consumable Fuels)	136
1,476	Verbund AG (Electric Utilities)	118
2,516	voestalpine AG (Metals & Mining)	90
		596
	Belgium — 0.38%
3,275	Ageas SA/N.V. (Insurance)	133
18,357	Anheuser-Busch InBev SA/N.V. (Beverages)	1,041
487	D’ieteren Group (Distributors)	86
1,806	Elia Group SA/N.V. (Electric Utilities)(a)	229
2,046	Groupe Bruxelles Lambert N.V. (Financial Services)	161
5,235	KBC Group N.V. (Banks)	365
518	Sofina SA (Financial Services)	107
1,525	Solvay SA, Class - A (Chemicals)	171
3,744	UCB SA (Pharmaceuticals)	332
4,241	Umicore SA (Chemicals)(a)	119
7,645	Warehouses De Pauw CVA (Industrial REITs)	210
		2,954
	Canada — 1.13%
2,256	Agnico Eagle Mines Ltd. (Metals & Mining)	113

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
19,035	Algonquin Power & Utilities Corp. (Multi-Utilities)	$157
1,715	Alimentation Couche-Tard, Inc. (Consumer Staples Distribution & Retail)	88
8,807	Barrick Gold Corp. (Metals & Mining)	149
4,370	BCE, Inc. (Diversified Telecommunication Services)	199
2,500	Canadian Apartment Properties REIT (Residential REITs)(a)	96
677	Canadian Imperial Bank of Commerce (Banks)	29
13,934	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	784
9,673	Canadian Pacific Kansas City Ltd. (Ground Transportation)	782
7,211	Canadian Utilities Ltd., Class - A (Multi-Utilities)	187
1,429	CCL Industries, Inc., Class - B (Containers & Packaging)(a)	70
770	CGI, Inc. (IT Services)(b)	81
18	Constellation Software, Inc. (Software)	37
2,185	Dollarama, Inc. (Broadline Retail)	148
5,414	Emera, Inc. (Electric Utilities)	223
9,460	Empire Co. Ltd., Class - A (Consumer Staples Distribution & Retail)	269
150	Fairfax Financial Holdings Ltd. (Insurance)	112
447	FirstService Corp. (Real Estate Management & Development)	69
5,317	Fortis, Inc. (Electric Utilities)	229
942	Franco-Nevada Corp. (Metals & Mining)	134
1,824	George Weston Ltd. (Consumer Staples Distribution & Retail)	216
3,561	Great-West Lifeco, Inc. (Insurance)	103
8,993	Hydro One Ltd. (Electric Utilities)(a)	257
1,248	Intact Financial Corp. (Insurance)	193
2,975	Loblaw Cos. Ltd. (Consumer Staples Distribution & Retail)	272
4,463	Metro, Inc. (Consumer Staples Distribution & Retail)	252
8,775	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	183
12,624	Nutrien Ltd. (Chemicals)	746
1,929	Power Corp. of Canada (Insurance)	52
7,880	Quebecor, Inc., Class - B (Media)	194
18,071	RB Global, Inc. (Commercial Services & Supplies)	1,085
1,684	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	131
4,651	Rogers Communications, Inc., Class - B (Wireless Telecommunication Services)	212

Shares	Security Description	Value (000)
	Canada (continued)
561	Royal Bank of Canada (Banks)	$54
5,752	Saputo, Inc. (Food Products)(a)	129
6,891	TELUS Corp. (Diversified Telecommunication Services)	134
1,503	The Descartes Systems Group, Inc. (Software)(b)	120
1,695	Thomson Reuters Corp. (Professional Services)	229
8,305	TMX Group Ltd. (Capital Markets)	187
529	Toromont Industries Ltd. (Trading Companies & Distributors)	43
1,188	Wheaton Precious Metals Corp. (Metals & Mining)	51
		8,799
	Cayman Islands — 0.02%
53,060	Sands China Ltd. (Hotels, Restaurants & Leisure)(b)	182
	Chile — 0.02%
8,529	Antofagasta PLC (Metals & Mining)	159
	Denmark — 1.68%
121	A.P. Moller - Maersk A/S, Class - A (Marine Transportation)	211
109	A.P. Moller - Maersk A/S, Class - B (Marine Transportation)	192
4,196	Carlsberg A/S, Class - B (Beverages)	672
2,287	Chr Hansen Holding A/S (Chemicals)(a)	159
4,146	Coloplast A/S, Class - B (Health Care Equipment & Supplies)	519
34,341	Danske Bank A/S (Banks)(b)	837
1,998	Demant A/S (Health Care Equipment & Supplies)(b)	85
3,918	DSV A/S (Air Freight & Logistics)	822
1,405	Genmab A/S (Biotechnology)(a)(b)	533
39,692	Novo Nordisk A/S, Class - B (Pharmaceuticals)	6,412
7,198	Novozymes A/S, Class - B (Chemicals)	336
4,387	Orsted A/S (Electric Utilities)(a)	416
1,973	Pandora A/S (Textiles, Apparel & Luxury Goods)	176
193	ROCKWOOL A/S, Class - B (Building Products)	50
19,466	Tryg A/S (Insurance)(a)	422
47,012	Vestas Wind Systems A/S (Electrical Equipment)(b)	1,250
		13,092
	Finland — 0.73%
5,503	Elisa Oyj (Diversified Telecommunication Services)	294
9,629	Fortum Oyj (Electric Utilities)	129
10,446	Kesko Oyj, Class - B (Consumer Staples Distribution & Retail)	196
8,284	Kone Oyj, Class - B (Machinery)	433
13,507	Metso Oyj (Machinery)(a)	163

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Finland (continued)
8,854	Neste Oyj (Oil, Gas & Consumable Fuels)	$341
113,258	Nokia Oyj (Communications Equipment)	474
152,209	Nordea Bank Abp (Banks)	1,657
4,677	Orion Oyj, Class - B (Pharmaceuticals)	194
26,570	Sampo Oyj, A Shares (Insurance)	1,194
12,295	Stora Enso Oyj, Registered Shares (Paper & Forest Products)	143
11,171	UPM-Kymmene Oyj (Paper & Forest Products)	333
10,263	Wartsila Oyj Abp (Machinery)	116
		5,667
	France — 6.46%
3,706	Accor SA (Hotels, Restaurants & Leisure)	138
582	Aeroports de Paris (Transportation Infrastructure)	84
12,134	Air Liquide SA (Chemicals)	2,176
12,528	Airbus SE (Aerospace & Defense)	1,811
6,933	Alstom SA (Machinery)	207
1,326	Amundi SA (Capital Markets)	78
1,288	Arkema SA (Chemicals)	121
39,368	AXA SA (Insurance)	1,163
4,471	BioMerieux (Health Care Equipment & Supplies)	469
23,477	BNP Paribas SA (Banks)	1,481
36,196	Bollore SE (Entertainment)	226
7,738	Bouygues SA (Construction & Engineering)	260
11,603	Bureau Veritas SA (Professional Services)(a)	318
3,493	Capgemini SE (IT Services)	661
29,565	Carrefour SA (Consumer Staples Distribution & Retail)(a)	560
10,255	Cie de Saint-Gobain (Building Products)	624
14,199	Cie Generale des Etablissements Michelin SCA (Automobile Components)	420
1,112	Covivio SA (Diversified REITs)	53
26,240	Credit Agricole SA (Banks)	312
17,715	Danone SA (Food Products)	1,085
1,566	Dassault Aviation SA (Aerospace & Defense)(a)	314
18,330	Dassault Systemes SE (Software)	812
7,365	Edenred (Financial Services)	493
1,723	Eiffage SA (Construction & Engineering)(a)	180
42,523	Engie SA (Multi-Utilities)	709
10,189	EssilorLuxottica SA (Health Care Equipment & Supplies)^	1,922
945	Eurazeo SE (Financial Services)	67
1,760	Gecina SA (Office REITs)(a)	188
14,389	Getlink SE (Transportation Infrastructure)	245
674	Hermes International (Textiles, Apparel & Luxury Goods)	1,465
3,397	Ipsen SA (Pharmaceuticals)	408
1,567	Kering SA (Textiles, Apparel & Luxury Goods)	865

Shares	Security Description	Value (000)
	France (continued)
4,664	Klepierre SA (Retail REITs)	$116
9,655	La Francaise des Jeux SAEM (Hotels, Restaurants & Leisure)	380
6,114	Legrand SA (Electrical Equipment)	607
6,968	L’Oreal SA (Personal Care Products)	3,250
6,671	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	6,289
71,636	Orange SA (Diversified Telecommunication Services)(a)	837
8,428	Pernod Ricard SA (Beverages)	1,862
4,903	Publicis Groupe SA (Media)^	393
1,894	Remy Cointreau SA (Beverages)	304
4,148	Renault SA (Automobile Components)	175
7,224	Safran SA (Aerospace & Defense)	1,132
34,680	Sanofi (Pharmaceuticals)	3,732
1,651	Sartorius Stedim Biotech (Life Sciences Tools & Services)	413
16,039	Schneider Electric SE (Electrical Equipment)(a)	2,914
2,423	SEB SA (Household Durables)	251
15,282	Societe Generale SA (Banks)	397
1,826	Sodexo SA (Hotels, Restaurants & Leisure)	201
2,686	Teleperformance (Professional Services)	451
3,737	Thales SA (Aerospace & Defense)	560
63,749	TotalEnergies SE (Oil, Gas & Consumable Fuels)	3,659
2,557	Unibail-Rodamco-Westfield (Retail REITs)(b)	135
4,470	Valeo (Automobile Components)	96
14,381	Veolia Environnement SA (Multi-Utilities)	455
11,264	Vinci SA (Construction & Engineering)	1,309
40,737	Vivendi SE (Media)	374
577	Wendel SE (Financial Services)	59
4,959	Worldline SA (Financial Services)(b)	182
		50,448
	Germany — 4.63%
7,791	adidas AG (Textiles, Apparel & Luxury Goods)	1,512
8,523	Allianz SE, Registered Shares (Insurance)	1,986
19,223	BASF SE (Chemicals)	934
22,163	Bayer AG, Registered Shares (Pharmaceuticals)	1,227
7,017	Bayerische Motoren Werke AG (Automobile Components)	863
1,288	Bayerische Motoren Werke AG, Preference Shares (Automobiles)	147
1,776	Bechtle AG (IT Services)	71
4,142	Beiersdorf AG (Personal Care Products)	548
3,679	Brenntag SE (Trading Companies & Distributors)	287
1,239	Carl Zeiss Meditec AG, Class - BR (Health Care Equipment & Supplies)	134
22,191	Commerzbank AG (Banks)	246
2,385	Continental AG (Automobile Components)	180

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
4,145	Covestro AG (Chemicals)(b)	$216
10,374	Daimler Truck Holding AG (Machinery)	374
3,686	Delivery Hero SE (Hotels, Restaurants & Leisure)(b)	163
43,256	Deutsche Bank AG, Registered Shares (Capital Markets)	455
5,416	Deutsche Boerse AG (Capital Markets)	999
12,041	Deutsche Lufthansa AG, Registered Shares (Passenger Airlines)(a)(b)	123
77,469	Deutsche Telekom AG (Diversified Telecommunication Services)(a)	1,690
21,270	DHL Group (Air Freight & Logistics)	1,039
2,383	Dr. Ing. h.c. F. Porsche AG, Preference Shares (Automobiles)	296
60,571	E.ON SE (Multi-Utilities)	773
4,094	Evonik Industries AG (Chemicals)	78
9,713	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	464
12,157	Fresenius SE & Co. KGaA (Health Care Providers & Services)	338
4,475	GEA Group AG (Machinery)	188
1,630	Hannover Rueck SE (Insurance)	346
3,140	Heidelberg Materials AG (Construction Materials)	258
3,213	HelloFresh SE (Consumer Staples Distribution & Retail)(b)	79
5,282	Henkel AG & Co. KGaA (Household Products)	372
3,729	Henkel AG & Co. KGaA, Preference Shares (Household Products)	298
49,194	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)(a)	2,025
2,985	Knorr-Bremse AG (Machinery)	228
5,508	LEG Immobilien SE (Real Estate Management & Development)	318
18,108	Mercedes-Benz Group AG (Automobile Components)	1,457
3,519	Merck KGaA (Pharmaceuticals)	583
1,118	MTU Aero Engines AG (Aerospace & Defense)	290
2,968	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares (Insurance)	1,114
1,125	Nemetschek SE (Software)	84
3,320	Porsche Automobil Holding SE, Preference Shares (Automobile Components)(b)	200
2,289	Puma SE (Textiles, Apparel & Luxury Goods)(a)	138
111	Rational AG (Machinery)	80

Shares	Security Description	Value (000)
	Germany (continued)
1,538	Rheinmetall AG (Aerospace & Defense)	$421
34,853	RWE AG (Independent Power and Renewable Electricity Producers)	1,518
28,153	SAP SE (Software)	3,846
933	Sartorius AG, Preference Shares (Life Sciences Tools & Services)	323
4,586	Scout24 SE (Interactive Media & Services)	290
20,865	Siemens AG, Registered Shares (Industrial Conglomerates)	3,479
10,874	Siemens Energy AG (Electrical Equipment)(a)(b)	192
8,709	Siemens Healthineers AG (Health Care Equipment & Supplies)	494
5,367	Symrise AG (Chemicals)(a)	562
1,331	Talanx AG (Insurance)	76
102,785	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	290
7,884	United Internet AG (Diversified Telecommunication Services)(a)	111
640	Volkswagen AG (Automobiles)	107
4,332	Volkswagen AG, Preference Shares (Automobile Components)	582
19,440	Vonovia SE (Real Estate Management & Development)	380
383	Wacker Chemie AG (Chemicals)	53
4,614	Zalando SE (Specialty Retail)(b)	133
		36,058
	Hong Kong — 1.49%
322,518	AIA Group Ltd. (Insurance)	3,275
91,195	BOC Hong Kong Holdings Ltd. (Banks)	279
33,800	Budweiser Brewing Co. APAC Ltd. (Beverages)	87
588,000	China Common Rich Renewable Energy Investment Ltd. (Independent Power and Renewable Electricity Producers)(b)(c)	—
41,200	CK Asset Holdings Ltd. (Real Estate Management & Development)	229
56,410	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	344
31,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	167
54,719	CLP Holdings Ltd. (Electric Utilities)	427
94,200	ESR Group Ltd. (Real Estate Management & Development)	162
1,293	Futu Holdings Ltd., ADR (Capital Markets)(b)	51
46,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)(b)	293
42,720	Hang Lung Properties Ltd. (Real Estate Management & Development)	66
20,439	Hang Seng Bank Ltd. (Banks)	292
28,845	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	86

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hong Kong (continued)
187,550	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)(a)	$219
352,247	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	305
25,500	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	966
41,240	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	161
5,700	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	289
63,134	Link REIT (Retail REITs)	352
53,500	MTR Corp. Ltd. (Ground Transportation)	246
31,310	New World Development Co. Ltd. (Real Estate Management & Development)	77
52,868	Power Assets Holdings Ltd. (Electric Utilities)	278
111,990	Prudential PLC (Insurance)	1,582
101,328	Sino Land Co. Ltd. (Real Estate Management & Development)	125
29,000	SITC International Holdings Co. Ltd. (Marine Transportation)	53
30,360	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	384
9,430	Swire Pacific Ltd., Class - A (Real Estate Management & Development)	72
25,400	Swire Properties Ltd. (Real Estate Management & Development)	63
29,000	Techtronic Industries Co. Ltd. (Machinery)	317
180,856	WH Group Ltd. (Food Products)	96
36,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	181
39,000	Xinyi Glass Holdings Ltd. (Building Products)	61
		11,585
	Ireland (Republic of) — 0.88%
3,452	AerCap Holdings N.V. (Trading Companies & Distributors)(b)	219
28,249	AIB Group PLC (Banks)	119
22,252	Bank of Ireland Group PLC (Banks)	212
31,841	CRH PLC (Construction Materials)(a)	1,757
3,399	DCC PLC (Industrial Conglomerates)(a)	190
45,267	Experian PLC (Professional Services)	1,738
3,757	Flutter Entertainment PLC (Hotels, Restaurants & Leisure)(b)	756
9,216	James Hardie Industries PLC (Construction Materials)	246
3,334	Kerry Group PLC, Class - A (Food Products)(a)	325
3,205	Kingspan Group PLC (Building Products)	213
7,789	Ryanair Holdings PLC, ADR (Passenger Airlines)(b)	861

Shares	Security Description	Value (000)
	Ireland (Republic of) (continued)
5,626	Smurfit Kappa Group PLC (Containers & Packaging)(a)	$188
		6,824
	Israel — 0.30%
1,400	Azrieli Group Ltd. (Real Estate Management & Development)	79
26,580	Bank Hapoalim BM (Banks)	219
32,264	Bank Leumi Le-Israel BM (Banks)	242
52,946	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	65
2,179	Check Point Software Technologies Ltd. (Software)(b)	274
852	CyberArk Software Ltd. (Software)(b)	133
1,005	Elbit Systems Ltd. (Aerospace & Defense)	211
24,014	ICL Group Ltd. (Chemicals)	132
1	Isracard Ltd. (Consumer Finance)	—
25,890	Israel Discount Bank Ltd., Class - A (Banks)	129
3,229	Mizrahi Tefahot Bank Ltd. (Banks)	108
401	Monday.com Ltd. (Software)(b)	69
1,330	Nice Ltd. (Software)(b)	273
23,245	Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)(b)	175
1,170	The First International Bank Of Israel Ltd. (Banks)	46
2,287	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)(b)	85
1,198	Wix.com Ltd. (IT Services)(b)	94
		2,334
	Italy — 1.59%
4,860	Amplifon SpA (Health Care Providers & Services)	178
23,833	Assicurazioni Generali SpA (Insurance)	485
78,646	Davide Campari-Milano N.V., Class - M (Beverages)	1,090
2,439	DiaSorin SpA (Health Care Equipment & Supplies)	254
171,886	Enel SpA (Electric Utilities)(a)	1,160
48,773	Eni SpA (Oil, Gas & Consumable Fuels)	702
2,682	Ferrari N.V. (Automobiles)	872
2,917	Ferrari N.V. (Automobiles)	953
12,577	FinecoBank Banca Fineco SpA (Banks)	169
22,282	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(a)	294
636,657	Intesa Sanpaolo SpA (Banks)(a)	1,669
12,205	Mediobanca Banca di Credito Finanziario SpA (Banks)	146

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Italy (continued)
15,446	Moncler SpA (Textiles, Apparel & Luxury Goods)	$1,068
11,607	Nexi SpA (Professional Services)(b)	91
11,327	Poste Italiane SpA (Insurance)	123
6,299	Prysmian SpA (Electrical Equipment)	263
4,745	Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	227
69,573	Snam SpA (Gas Utilities)	363
216,022	Telecom Italia SpA/Milano (Diversified Telecommunication Services)(b)	61
49,447	Terna - Rete Elettrica Nazionale (Electric Utilities)	421
78,696	UniCredit SpA (Banks)	1,831
		12,420
	Japan — 11.13%
4,000	Advantest Corp. (Semiconductors & Semiconductor Equipment)(a)	539
18,300	Aeon Co. Ltd. (Consumer Staples Distribution & Retail)	375
4,165	AGC, Inc. (Building Products)^	150
3,200	Aisin Corp. (Automobile Components)	99
13,300	Ajinomoto Co., Inc. (Food Products)	529
5,000	ANA Holdings, Inc. (Passenger Airlines)(a)(b)	119
10,100	Asahi Group Holdings Ltd. (Beverages)^(a)	392
4,700	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	93
25,710	Asahi Kasei Corp. (Chemicals)	174
43,690	Astellas Pharma, Inc. (Pharmaceuticals)	651
2,500	Azbil Corp. (Electronic Equipment, Instruments & Components)	79
12,900	Bandai Namco Holdings, Inc. (Leisure Products)	299
2,600	BayCurrent Consulting, Inc. (Professional Services)	98
11,960	Bridgestone Corp. (Automobile Components)^	491
5,100	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	75
22,947	Canon, Inc. (Technology Hardware, Storage & Peripherals)^	604
7,000	Capcom Co. Ltd. (Entertainment)	278
3,700	Central Japan Railway Co. (Ground Transportation)	463
26,800	Chubu Electric Power Co., Inc. (Electric Utilities)	327
15,800	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	450
23,600	Concordia Financial Group Ltd. (Banks)	92
9,300	CyberAgent, Inc. (Media)	68

Shares	Security Description	Value (000)
	Japan (continued)
4,439	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	$126
6,600	Daifuku Co. Ltd. (Machinery)	136
20,500	Dai-ichi Life Holdings, Inc. (Insurance)	390
39,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	1,246
5,600	Daikin Industries Ltd. (Building Products)	1,148
2,047	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	207
12,530	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	331
123	Daiwa House REIT Investment Corp. (Diversified REITs)	235
38,300	Daiwa Securities Group, Inc. (Capital Markets)	197
9,100	Denso Corp. (Automobile Components)	614
4,270	Dentsu Group, Inc. (Media)	140
2,000	Disco Corp. (Semiconductors & Semiconductor Equipment)	317
7,900	East Japan Railway Co. (Ground Transportation)	438
7,100	Eisai Co. Ltd. (Pharmaceuticals)	481
93,878	ENEOS Holdings, Inc. (Oil, Gas & Consumable Fuels)	322
20,400	FANUC Corp. (Machinery)	716
3,700	Fast Retailing Co. Ltd. (Specialty Retail)	949
2,500	Fuji Electric Co. Ltd. (Electrical Equipment)	110
8,610	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	513
3,650	Fujitsu Ltd. (IT Services)(a)	473
245	GLP J-Reit (Industrial REITs)(a)	242
900	GMO Payment Gateway, Inc. (Financial Services)	71
5,100	Hakuhodo DY Holdings, Inc. (Media)	54
3,000	Hamamatsu Photonics KK (Electronic Equipment, Instruments & Components)	147
5,900	Hankyu Hanshin Holdings, Inc. (Ground Transportation)	195
900	Hikari Tsushin, Inc. (Specialty Retail)	129
580	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	77
2,200	Hitachi Construction Machinery Co. Ltd. (Machinery)	62
20,280	Hitachi Ltd. (Industrial Conglomerates)	1,261
32,754	Honda Motor Co. Ltd. (Automobile Components)	992
2,400	Hoshizaki Corp. (Machinery)	86
7,600	Hoya Corp. (Health Care Equipment & Supplies)	910
8,300	Hulic Co. Ltd. (Real Estate Management & Development)(a)	71
2,400	Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	137

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
10,359	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)(a)	$207
3,100	Iida Group Holdings Co. Ltd. (Household Durables)	52
21,500	Inpex Corp. (Oil, Gas & Consumable Fuels)	236
11,770	Isuzu Motors Ltd. (Automobile Components)	143
25,158	ITOCHU Corp. (Trading Companies & Distributors)	999
7,200	Itochu Techno-Solutions Corp. (IT Services)	182
3,100	Japan Airlines Co. Ltd. (Passenger Airlines)(a)	67
10,200	Japan Exchange Group, Inc. (Capital Markets)	179
298	Japan Metropolitan Fund Invest (Retail REITs)	199
48,900	Japan Post Bank Co. Ltd. (Banks)(a)	381
62,060	Japan Post Holdings Co. Ltd. (Insurance)(a)	446
6,800	Japan Post Insurance Co. Ltd. (Insurance)(a)	103
70	Japan Real Estate Investment Corp. (Office REITs)	267
31,927	Japan Tobacco, Inc. (Tobacco)^	699
10,700	JFE Holdings, Inc. (Metals & Mining)	153
3,833	JSR Corp. (Chemicals)	110
12,700	Kajima Corp. (Construction & Engineering)	192
13,600	Kao Corp. (Personal Care Products)^	494
2,900	Kawasaki Kisen Kaisha Ltd. (Marine Transportation)	71
36,500	KDDI Corp. (Wireless Telecommunication Services)	1,127
3,700	Keio Corp. (Ground Transportation)	116
2,800	Keisei Electric Railway Co. Ltd. (Ground Transportation)	116
5,800	Keyence Corp. (Electronic Equipment, Instruments & Components)	2,757
3,000	Kikkoman Corp. (Food Products)	171
6,000	Kintetsu Group Holdings Co. Ltd. (Ground Transportation)	208
25,210	Kirin Holdings Co. Ltd. (Beverages)^	368
3,500	Kobayashi Pharmaceutical Co. Ltd. (Personal Care Products)	190
7,800	Kobe Bussan Co. Ltd. (Consumer Staples Distribution & Retail)	202
7,920	Koei Tecmo Holdings Co. Ltd. (Entertainment)	137
4,500	Koito Manufacturing Co. Ltd. (Automobile Components)	82
19,390	Komatsu Ltd. (Machinery)	525
2,000	Konami Group Corp. (Entertainment)	105
700	Kose Corp. (Personal Care Products)	67
21,200	Kubota Corp. (Machinery)	310
2,300	Kurita Water Industries Ltd. (Machinery)	88

Shares	Security Description	Value (000)
	Japan (continued)
6,720	Kyocera Corp. (Electronic Equipment, Instruments & Components)	$365
10,200	Kyowa Kirin Co. Ltd. (Pharmaceuticals)	189
1,600	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	242
6,245	Lixil Corp. (Building Products)	79
9,100	M3, Inc. (Health Care Technology)	198
4,500	Makita Corp. (Machinery)	127
32,371	Marubeni Corp. (Trading Companies & Distributors)	552
4,400	MatsukiyoCocokara & Co. (Consumer Staples Distribution & Retail)	247
12,350	Mazda Motor Corp. (Automobile Components)	119
6,100	McDonald’s Holdings Co. Japan Ltd. (Hotels, Restaurants & Leisure)	237
11,800	MEIJI Holdings Co. Ltd. (Food Products)	263
7,300	MINEBEA MITSUMI, Inc. (Machinery)	138
5,800	MISUMI Group, Inc. (Machinery)	117
27,710	Mitsubishi Chemical Group Corp. (Chemicals)	167
26,240	Mitsubishi Corp. (Trading Companies & Distributors)	1,269
40,490	Mitsubishi Electric Corp. (Electrical Equipment)	572
28,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	332
23,800	Mitsubishi HC Capital, Inc. (Financial Services)	141
6,697	Mitsubishi Heavy Industries Ltd. (Machinery)	313
241,282	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,780
27,866	Mitsui & Co. Ltd. (Trading Companies & Distributors)	1,055
3,950	Mitsui Chemicals, Inc. (Chemicals)	116
19,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	379
7,100	Mitsui O.S.K. Lines Ltd. (Marine Transportation)	171
55,552	Mizuho Financial Group, Inc. (Banks)	849
12,000	MonotaRO Co. Ltd. (Trading Companies & Distributors)	153
10,900	MS&AD Insurance Group Holdings, Inc. (Insurance)	386
12,200	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	701
5,930	NEC Corp. (IT Services)	288
13,500	Nexon Co. Ltd. (Entertainment)	259
5,200	NGK Insulators Ltd. (Machinery)	62
9,400	NIDEC Corp. (Electrical Equipment)	518
25,100	Nintendo Co. Ltd. (Entertainment)	1,144
75	Nippon Building Fund, Inc. (Diversified REITs)^	295
1,500	NIPPON EXPRESS HOLDINGS, INC. (Air Freight & Logistics)^	85

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
19,900	Nippon Paint Holdings Co. Ltd. (Chemicals)(a)	$165
121	Nippon Prologis REIT, Inc. (Industrial REITs)(a)	243
3,800	Nippon Sanso Holdings Corp. (Chemicals)	83
3,100	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	127
16,900	Nippon Steel Corp. (Metals & Mining)(a)	354
751,000	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	889
10,000	Nippon Yusen KK (Marine Transportation)^	222
2,500	Nissan Chemical Corp. (Chemicals)	108
50,300	Nissan Motor Co. Ltd. (Automobile Components)	206
15,600	Nisshin Seifun Group, Inc. (Food Products)	193
3,100	Nissin Foods Holdings Co. Ltd. (Food Products)(a)	256
2,800	Nitori Holdings Co. Ltd. (Specialty Retail)	315
3,160	Nitto Denko Corp. (Chemicals)	235
74,000	Nomura Holdings, Inc. (Capital Markets)	282
2,600	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	62
229	Nomura Real Estate Master Fund, Inc. (Diversified REITs)	264
11,720	Nomura Research Institute Ltd. (IT Services)	324
12,900	NTT Data Group Corp. (IT Services)	181
18,300	Obayashi Corp. (Construction & Engineering)	158
2,200	Obic Co. Ltd. (IT Services)	353
9,700	Odakyu Electric Railway Co. Ltd. (Ground Transportation)	130
38,700	Oji Holdings Corp. (Paper & Forest Products)	145
25,600	Olympus Corp. (Health Care Equipment & Supplies)	405
3,800	Omron Corp. (Electronic Equipment, Instruments & Components)	233
14,700	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	265
1,600	Open House Group Co. Ltd. (Household Durables)(a)	58
2,300	Oracle Corp. Japan (Software)	172
25,300	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	987
25,000	ORIX Corp. (Financial Services)	456
17,445	Osaka Gas Co. Ltd. (Gas Utilities)	268
5,500	Otsuka Corp. (IT Services)	214
10,100	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	371
13,500	Pan Pacific International Holdings Corp. (Broadline Retail)	242
46,200	Panasonic Holdings Corp. (Household Durables)	567
3,800	Persol Holdings Co. Ltd. (Professional Services)(a)	69
31,600	Rakuten Group, Inc. (Broadline Retail)(a)	110

Shares	Security Description	Value (000)
	Japan (continued)
30,600	Recruit Holdings Co. Ltd. (Professional Services)	$977
26,700	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)(a)(b)	504
53,885	Resona Holdings, Inc. (Banks)	258
11,200	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	95
1,870	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	177
5,300	SBI Holdings, Inc. (Capital Markets)	102
7,100	SCSK Corp. (IT Services)	112
6,400	Secom Co. Ltd. (Commercial Services & Supplies)	433
6,069	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	95
7,300	Sekisui Chemical Co. Ltd. (Household Durables)	105
15,725	Sekisui House Ltd. (Household Durables)	318
17,630	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	762
12,400	SG Holdings Co. Ltd. (Air Freight & Logistics)	176
4,900	Sharp Corp. (Household Durables)(a)	27
5,100	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	158
1,600	Shimano, Inc. (Leisure Products)	268
17,200	Shimizu Corp. (Construction & Engineering)	109
38,725	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,295
7,900	Shionogi & Co. Ltd. (Pharmaceuticals)	333
8,400	Shiseido Co. Ltd. (Personal Care Products)	381
24,100	Shizuoka Financial Group, Inc. (Banks)	174
1,300	SMC Corp. (Machinery)	723
74,554	SoftBank Corp. (Wireless Telecommunication Services)	797
21,600	SoftBank Group Corp. (Wireless Telecommunication Services)	1,019
7,760	Sompo Holdings, Inc. (Insurance)	348
35,000	Sony Group Corp. (Household Durables)	3,160
4,300	Square Enix Holdings Co. Ltd. (Entertainment)	200
13,254	Subaru Corp. (Automobile Components)	250
7,600	SUMCO Corp. (Semiconductors & Semiconductor Equipment)^(a)	108
32,260	Sumitomo Chemical Co. Ltd. (Chemicals)	98
23,540	Sumitomo Corp. (Trading Companies & Distributors)	499
14,720	Sumitomo Electric Industries Ltd. (Automobile Components)	180
5,100	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	165
46,003	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,971

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
8,500	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	$302
6,200	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	154
6,300	Suntory Beverage & Food Ltd. (Beverages)	229
7,700	Suzuki Motor Corp. (Automobile Components)	279
3,500	Sysmex Corp. (Health Care Equipment & Supplies)	240
11,500	T&D Holdings, Inc. (Insurance)	169
5,650	Taisei Corp. (Construction & Engineering)	198
37,745	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,186
8,100	TDK Corp. (Electronic Equipment, Instruments & Components)	316
14,100	Terumo Corp. (Health Care Equipment & Supplies)	449
11,500	The Chiba Bank Ltd. (Banks)	70
29,410	The Kansai Electric Power Co., Inc. (Electric Utilities)	369
6,300	TIS, Inc. (IT Services)	158
7,000	Tobu Railway Co. Ltd. (Ground Transportation)	187
4,100	Toho Co. Ltd. (Entertainment)	156
39,720	Tokio Marine Holdings, Inc. (Insurance)	916
54,500	Tokyo Electric Power Co. Holdings, Inc. (Electric Utilities)(b)	199
9,580	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,381
15,700	Tokyo Gas Co. Ltd. (Gas Utilities)	342
11,500	Tokyu Corp. (Ground Transportation)	139
5,700	TOPPAN, Inc. (Commercial Services & Supplies)	123
30,100	Toray Industries, Inc. (Chemicals)	168
12,400	Toshiba Corp. (Industrial Conglomerates)	389
5,600	Tosoh Corp. (Chemicals)	66
2,800	TOTO Ltd. (Building Products)	85
3,200	Toyota Industries Corp. (Machinery)	229
224,800	Toyota Motor Corp. (Automobile Components)	3,614
4,600	Toyota Tsusho Corp. (Trading Companies & Distributors)	230
5,600	Trend Micro, Inc. (Software)	271
12,100	Unicharm Corp. (Household Products)	450
8,100	USS Co. Ltd. (Specialty Retail)	135
9,600	Welcia Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	200
6,200	West Japan Railway Co. (Ground Transportation)(a)	258
4,800	Yakult Honsha Co. Ltd. (Food Products)	303
3,000	Yamaha Corp. (Leisure Products)	116

Shares	Security Description	Value (000)
	Japan (continued)
6,100	Yamaha Motor Co. Ltd. (Automobile Components)	$175
13,100	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	237
5,200	Yaskawa Electric Corp. (Machinery)	240
4,900	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	91
57,900	Z Holdings Corp. (Interactive Media & Services)	140
7,100	ZOZO, Inc. (Specialty Retail)(a)	147
		86,820
	Luxembourg — 0.23%
40,739	ArcelorMittal SA (Metals & Mining)	1,111
8,282	Eurofins Scientific SE (Life Sciences Tools & Services)	527
10,238	Tenaris SA (Energy Equipment & Services)	153
		1,791
	Netherlands — 2.99%
12,428	ABN AMRO Bank N.V. (Banks)	194
963	Adyen N.V. (Professional Services)(a)(b)	1,667
38,737	Aegon N.V. (Insurance)	197
4,196	Akzo Nobel N.V. (Chemicals)	343
1,348	Argenx SE (Biotechnology)(b)	526
981	ASM International N.V. (Semiconductors & Semiconductor Equipment)	416
9,753	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)(a)	7,073
6,080	Euronext N.V. (Capital Markets)	414
2,231	EXOR N.V. (Financial Services)	199
10,784	Ferrovial SE (Construction & Engineering)(b)	341
4,479	Heineken Holding N.V. (Beverages)	390
14,336	Heineken N.V. (Beverages)	1,474
1,169	IMCD N.V. (Trading Companies & Distributors)(a)	168
77,994	ING Groep N.V. (Banks)	1,051
14,220	JDE Peet’s N.V. (Food Products)(a)	423
3,961	Just Eat Takeaway.com N.V. (Hotels, Restaurants & Leisure)(b)	61
29,345	Koninklijke Ahold Delhaize N.V. (Consumer Staples Distribution & Retail)	1,001
160,923	Koninklijke KPN N.V. (Diversified Telecommunication Services)	574
19,444	Koninklijke Philips N.V. (Health Care Equipment & Supplies)(b)	421
9,335	NN Group N.V. (Insurance)	345
8,885	OCI N.V. (Chemicals)(a)	214
16,980	Prosus N.V. (Broadline Retail)(a)	1,243
11,494	QIAGEN N.V. (Life Sciences Tools & Services)(b)	517
2,592	Randstad N.V. (Professional Services)	137

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands (continued)
47,699	Stellantis N.V. (Automobile Components)	$839
48,804	Stellantis N.V. (Automobiles)	856
17,214	Universal Music Group N.V. (Entertainment)	382
14,195	Wolters Kluwer N.V. (Professional Services)	1,801
		23,267
	New Zealand — 0.11%
25,333	Auckland International Airport Ltd. (Transportation Infrastructure)(b)	133
12,606	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	190
14,981	Mercury NZ Ltd. (Electric Utilities)	60
27,865	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	96
40,576	Spark New Zealand Ltd. (Diversified Telecommunication Services)	127
3,015	Xero Ltd. (Software)(b)	241
		847
	Norway — 0.51%
12,363	Adevinta ASA (Interactive Media & Services)(b)	82
6,851	Aker BP ASA (Oil, Gas & Consumable Fuels)	161
64,614	DNB Bank ASA (Banks)	1,209
48,593	Equinor ASA (Oil, Gas & Consumable Fuels)	1,416
7,992	Gjensidige Forsikring ASA (Insurance)	128
1,922	Kongsberg Gruppen ASA (Aerospace & Defense)	87
8,969	Mowi ASA (Food Products)(a)	142
27,809	Norsk Hydro ASA (Metals & Mining)	166
30,490	Orkla ASA (Food Products)	219
1,417	Salmar ASA (Food Products)	57
21,384	Telenor ASA (Diversified Telecommunication Services)	217
3,344	Yara International ASA (Chemicals)	118
		4,002
	Portugal — 0.08%
61,298	EDP - Energias de Portugal SA (Electric Utilities)	300
10,867	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)(a)	127
5,749	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)(a)	158
		585
	Singapore — 0.68%
108,938	CapitaLand Ascendas REIT (Industrial REITs)	219
115,024	CapitaLand Integrated Commercial Trust (Retail REITs)	163
67,900	CapitaLand Investment Ltd. (Real Estate Management & Development)	167

Shares	Security Description	Value (000)
	Singapore (continued)
10,900	City Developments Ltd. (Real Estate Management & Development)	$54
37,931	DBS Group Holdings Ltd. (Banks)	887
132,400	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	92
39,246	Grab Holdings Ltd. (Ground Transportation)(b)	135
3,900	Jardine Cycle & Carriage Ltd. (Industrial Conglomerates)	100
31,600	Keppel Corp. Ltd. (Industrial Conglomerates)	157
161,090	Mapletree Logistics Trust (Industrial REITs)	194
51,100	Mapletree Pan Asia Commercial Trust (Retail REITs)	61
70,837	Oversea-Chinese Banking Corp. Ltd. (Banks)	646
7,729	Sea Ltd., ADR (Entertainment)(b)	449
920,887	Seatrium Ltd. (Machinery)(b)	85
26,700	Singapore Airlines Ltd. (Passenger Airlines)(a)	141
34,900	Singapore Exchange Ltd. (Capital Markets)	249
66,800	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	183
201,640	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	373
26,600	United Overseas Bank Ltd. (Banks)	552
10,100	UOL Group Ltd. (Real Estate Management & Development)	48
14,900	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	163
63,600	Wilmar International Ltd. (Food Products)	179
		5,297
	South Korea — 0.12%
648	Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	898
	Spain — 1.35%
693	Acciona SA (Electric Utilities)	118
4,537	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	160
1,626	Aena SME SA (Transportation Infrastructure)	263
20,308	Amadeus IT Group SA (Professional Services)(b)	1,546
126,206	Banco Bilbao Vizcaya Argentaria SA (Banks)	970
351,496	Banco Santander SA (Banks)(a)	1,301
92,787	CaixaBank SA (Banks)	384
17,953	Cellnex Telecom SA (Diversified Telecommunication Services)(a)	725
6,223	Corp. ACCIONA Energias Renovables SA (Independent Power and Renewable Electricity Producers)	208
5,363	EDP Renovaveis SA (Independent Power and Renewable Electricity Producers)	107
14,785	Enagas SA (Gas Utilities)(a)	290

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Spain (continued)
11,745	Endesa SA (Electric Utilities)	$253
18,109	Grifols SA (Biotechnology)(b)	232
129,841	Iberdrola SA (Electric Utilities)	1,696
23,114	Industria de Diseno Textil SA (Specialty Retail)	896
4,978	Naturgy Energy Group SA (Gas Utilities)	148
21,150	Redeia Corp. SA (Electric Utilities)	356
28,828	Repsol SA (Oil, Gas & Consumable Fuels)	419
108,785	Telefonica SA (Diversified Telecommunication Services)	442
		10,514
	Sweden — 1.56%
6,011	Alfa Laval AB (Machinery)	219
20,977	Assa Abloy AB, Class - B (Building Products)	504
56,217	Atlas Copco AB, Class - A (Machinery)	811
32,668	Atlas Copco AB, Class - B (Machinery)	407
8,995	Autoliv, Inc. (Automobile Components)	764
8,154	Beijer Ref AB (Trading Companies & Distributors)	104
6,741	Boliden AB (Metals & Mining)	196
3,950	Electrolux AB, Class - B (Household Durables)	54
24,628	Embracer Group AB (Entertainment)(b)	61
13,793	Epiroc AB, Class - A (Machinery)	261
8,455	Epiroc AB, Class - B (Machinery)	137
7,094	EQT AB (Capital Markets)	137
18,212	Essity AB, Class - B (Household Products)	486
3,905	Evolution AB (Hotels, Restaurants & Leisure)	495
13,679	Fastighets AB Balder, Class - B (Real Estate Management & Development)(b)	50
8,431	Getinge AB, Class - B (Health Care Equipment & Supplies)	148
15,159	H & M Hennes & Mauritz AB, Class - B (Specialty Retail)	261
43,619	Hexagon AB, Class - B (Electronic Equipment, Instruments & Components)	537
5,224	Holmen AB, Class - B (Paper & Forest Products)	188
9,097	Husqvarna AB, Class - B (Machinery)	83
2,827	Industrivarden AB, Class - A (Financial Services)(a)	78
3,339	Industrivarden AB, Class - C (Financial Services)	92
5,924	Indutrade AB (Machinery)	134
3,210	Investment AB Latour, Class - B (Industrial Conglomerates)	64
10,361	Investor AB, Class - A (Financial Services)	207
36,364	Investor AB, Class - B (Financial Services)	727
4,359	Kinnevik AB, Class - B (Financial Services)(b)	60
2,267	L E Lundbergforetagen AB, Class - B (Financial Services)	96
4,621	Lifco AB, Class - B (Industrial Conglomerates)	101

Shares	Security Description	Value (000)
	Sweden (continued)
31,718	Nibe Industrier AB, Class - B (Building Products)	$302
1,682	Saab AB, Class - B (Aerospace & Defense)	91
3,731	Sagax AB, Class - B (Real Estate Management & Development)	74
22,315	Sandvik AB (Machinery)	436
19,054	Securitas AB, Class - B (Commercial Services & Supplies)	157
37,901	Skandinaviska Enskilda Banken AB, Class - A (Banks)	419
7,376	Skanska AB, Class - B (Construction & Engineering)	104
7,765	SKF AB, Class - B (Machinery)	135
20,930	Svenska Cellulosa AB SCA, Class - B (Paper & Forest Products)	268
43,647	Svenska Handelsbanken AB, Class - A (Banks)	366
24,283	Swedbank AB, Class - A (Banks)	410
9,737	Swedish Orphan Biovitrum AB (Biotechnology)(b)	191
25,851	Tele2 AB, Class - B (Wireless Telecommunication Services)	214
80,620	Telefonaktiebolaget LM Ericsson, Class - B (Communications Equipment)	438
112,832	Telia Co. AB (Diversified Telecommunication Services)(a)	248
4,341	Volvo AB, Class - A (Machinery)	93
32,071	Volvo AB, Class - B (Machinery)	664
12,919	Volvo Car AB, Class - B (Automobile Components)(b)	51
		12,123
	Switzerland — 6.23%
33,297	ABB Ltd., Registered Shares (Electrical Equipment)	1,310
3,469	Adecco Group AG (Professional Services)(a)	114
20,414	Alcon, Inc. (Health Care Equipment & Supplies)	1,694
720	Bachem Holding AG (Life Sciences Tools & Services)	63
2,985	Baloise Holding AG, Registered Shares (Insurance)	439
5,690	Banque Cantonale Vaudoise, Registered Shares (Banks)	601
273	Barry Callebaut AG, Registered Shares (Food Products)(a)	528
2,653	BKW AG (Electric Utilities)	469
5	Chocoladefabriken Lindt & Spruengli AG (Food Products)	620
23	Chocoladefabriken Lindt & Spruengli AG, Class - PC (Food Products)	289

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
15,553	Cie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	$2,643
4,678	Clariant AG, Registered Shares (Chemicals)	68
4,692	Coca-Cola HBC AG (Beverages)	140
3,789	Koninklijke DSM NV (Chemicals)(b)	408
2,088	Dufry AG, Registered Shares (Specialty Retail)(a)(b)	95
140	EMS-Chemie Holding AG (Chemicals)	106
751	Geberit AG, Registered Shares (Building Products)	394
239	Givaudan SA, Registered Shares (Chemicals)	793
370,228	Glencore PLC (Metals & Mining)(a)	2,099
780	Helvetia Holding AG, Registered Shares (Insurance)	106
12,428	Holcim AG (Construction Materials)(a)	838
4,475	Julius Baer Group Ltd. (Capital Markets)	282
1,505	Kuehne + Nagel International AG, Registered Shares (Marine Transportation)	446
3,586	Logitech International SA, Registered Shares (Technology Hardware, Storage & Peripherals)	214
2,785	Lonza Group AG, Registered Shares (Life Sciences Tools & Services)(a)	1,665
67,301	Nestle SA, Registered Shares (Food Products)	8,097
53,647	Novartis AG, Registered Shares (Pharmaceuticals)	5,410
475	Partners Group Holding AG (Capital Markets)	448
3,528	Roche Holding AG (Pharmaceuticals)	1,159
14,883	Roche Holding AG (Pharmaceuticals)	4,548
883	Schindler Holding AG (Machinery)	207
888	Schindler Holding AG, Registered Shares (Machinery)	200
5,674	SGS SA, Registered Shares (Professional Services)(a)	537
16,777	SIG Group AG (Containers & Packaging)(a)	464
5,870	Sika AG, Registered Shares (Chemicals)(a)	1,682
1,088	Sonova Holding AG (Health Care Equipment & Supplies)(a)	290
32,910	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	1,641
2,336	Straumann Holding AG, Registered Shares (Health Care Equipment & Supplies)	380
645	Swiss Life Holding AG (Insurance)	378
6,651	Swiss Prime Site AG, Registered Shares (Real Estate Management & Development)	578
7,655	Swiss Re AG (Insurance)	771

Shares	Security Description	Value (000)
	Switzerland (continued)
1,315	Swisscom AG, Registered Shares (Diversified Telecommunication Services)	$821
1,379	Temenos AG, Registered Shares (Software)	110
1,141	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	63
598	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	175
110,472	UBS Group AG (Capital Markets)	2,240
557	VAT Group AG (Machinery)	231
3,693	Zurich Insurance Group AG (Insurance)	1,757
		48,611
	Taiwan — 0.12%
9,173	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Semiconductors & Semiconductor Equipment)	926
	United Kingdom — 8.21%
20,370	3i Group PLC (Capital Markets)	505
42,449	abrdn PLC (Capital Markets)	118
14,509	Admiral Group PLC (Insurance)	384
26,928	Anglo American PLC (Metals & Mining)	767
22,427	Ashtead Group PLC (Trading Companies & Distributors)	1,555
7,323	Associated British Foods PLC (Food Products)	185
39,562	AstraZeneca PLC (Pharmaceuticals)(a)	5,672
45,693	Auto Trader Group PLC (Interactive Media & Services)(a)	355
58,667	Aviva PLC (Insurance)	295
148,536	BAE Systems PLC (Aerospace & Defense)	1,751
738,838	Barclays PLC (Banks)(a)	1,443
20,601	Barratt Developments PLC (Household Durables)(a)	108
3,372	Berkeley Group Holdings PLC (Household Durables)	168
504,820	BP PLC (Oil, Gas & Consumable Fuels)	2,939
48,779	British American Tobacco PLC (Tobacco)	1,620
163,302	BT Group PLC (Diversified Telecommunication Services)	254
14,160	Bunzl PLC (Trading Companies & Distributors)	539
8,054	Burberry Group PLC (Textiles, Apparel & Luxury Goods)(a)	217
119,463	Centrica PLC (Multi-Utilities)(a)	188
21,417	CNH Industrial N.V. (Machinery)	309
5,788	Coca-Cola Europacific Partners PLC (Beverages)	373
65,807	Compass Group PLC (Hotels, Restaurants & Leisure)	1,842
5,852	Croda International PLC (Chemicals)(a)	418
67,034	Diageo PLC (Beverages)	2,882
3,900	Endeavour Mining PLC (Metals & Mining)	94
13,508	Entain PLC (Hotels, Restaurants & Leisure)(a)	218

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
140,499	GSK PLC (Pharmaceuticals)	$2,489
106,300	Haleon PLC (Personal Care Products)	436
11,553	Halma PLC (Electronic Equipment, Instruments & Components)	334
12,076	Hargreaves Lansdown PLC (Capital Markets)	125
14,801	Hikma Pharmaceuticals PLC (Pharmaceuticals)(a)	356
422,221	HSBC Holdings PLC (Banks)	3,344
23,234	Imperial Brands PLC (Tobacco)	514
29,827	Informa PLC (Media)	275
3,670	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	254
6,430	Intertek Group PLC (Professional Services)	348
132,744	J Sainsbury PLC (Consumer Staples Distribution & Retail)	453
56,070	JD Sports Fashion PLC (Specialty Retail)	104
3,970	Johnson Matthey PLC (Chemicals)	88
100,633	Kingfisher PLC (Specialty Retail)	297
14,172	Land Securities Group PLC (Diversified REITs)	104
125,009	Legal & General Group PLC (Insurance)	362
1,408,093	Lloyds Banking Group PLC (Banks)	780
19,433	London Stock Exchange Group PLC (Capital Markets)	2,068
46,682	M&G PLC (Financial Services)	114
10,527	Mondi PLC (Paper & Forest Products)	161
100,545	National Grid PLC (Multi-Utilities)	1,333
358,830	NatWest Group PLC (Banks)(a)	1,096
2,685	Next PLC (Broadline Retail)	235
35,575	Ocado Group PLC (Consumer Staples Distribution & Retail)(a)(b)	258
29,225	Pearson PLC (Diversified Consumer Services)	306
6,326	Persimmon PLC (Household Durables)	82
16,260	Phoenix Group Holdings PLC (Insurance)	110
19,764	Reckitt Benckiser Group PLC (Household Products)	1,485
70,366	RELX PLC (Professional Services)	2,347
88,467	Rentokil Initial PLC (Commercial Services & Supplies)	691
36,634	Rio Tinto PLC (Metals & Mining)	2,327
180,355	Rolls-Royce Holdings PLC (Aerospace & Defense)(b)	347
19,339	Schroders PLC (Capital Markets)	108
55,886	Segro PLC (Diversified REITs)	509
14,824	Severn Trent PLC (Water Utilities)(a)	483
171,186	Shell PLC (Oil, Gas & Consumable Fuels)	5,107
18,860	Smith & Nephew PLC (Health Care Equipment & Supplies)	304
7,389	Smiths Group PLC (Industrial Conglomerates)	155

Shares	Security Description	Value (000)
	United Kingdom (continued)
2,829	Spirax-Sarco Engineering PLC (Machinery)	$373
30,366	SSE PLC (Electric Utilities)	712
11,795	St. James’s Place PLC (Capital Markets)	163
51,497	Standard Chartered PLC (Banks)	448
76,573	Taylor Wimpey PLC (Household Durables)(a)	100
242,238	Tesco PLC (Consumer Staples Distribution & Retail)	764
19,092	The British Land Co. PLC (Diversified REITs)	74
44,682	The Sage Group PLC (Software)	525
74,560	Unilever PLC (Personal Care Products)	3,882
38,006	United Utilities Group PLC (Water Utilities)	465
559,234	Vodafone Group PLC (Wireless Telecommunication Services)	527
4,370	Whitbread PLC (Hotels, Restaurants & Leisure)	188
12,917	Wise PLC, Class - A (Professional Services)(b)	108
22,414	WPP PLC (Media)	235
		64,052
	United States — 0.12%
3,085	Brookfield Renewable Corp., Class - A (Independent Power and Renewable Electricity Producers)(a)	97
2,131	Linde PLC (Chemicals)	812
		909
	Total Common Stocks	439,188
	Investment Companies — 41.25%
979,176	Aberdeen New Dawn Investment Trust PLC	3,171
281,229	Aberforth Smaller Companies Trust PLC	4,408
516,982	Abrdn UK Smaller Cos Growth Trust PLC	2,720
52,256	Argo Investments Ltd.	305
149,766	ASA Gold and Precious Metals Ltd.	2,227
131,617	Australian Foundation Investment Co. Ltd.	620
1,614,892	AVI Japan Opportunity Trust PLC	2,423
2,187,263	Baillie Gifford European Growth Trust PLC	2,620
1,011,152	Baillie Gifford UK Growth Trust PLC	2,110
309,756	Bellevue Healthcare Trust PLC	602
12,000	BlackRock Greater Europe Investment Trust PLC	82
293,580	BlackRock Health Sciences Term Trust	4,821
529,465	BlackRock Innovation and Growth Term Trust	4,156
61,202	BlackRock Resources & Commodities Strategy Trust	555
183,848	BlackRock Science and Technology Term Trust	3,329
39,539	CBRE Global Real Estate Income Fund	207
641,155	CC Japan Income & Growth Trust PLC	1,351
578,229	European Opportunities Trust PLC	5,700
420,050	Federated Hermes Treasury Obligations Fund, Institutional Shares, 4.75%^^(d)	420
415,147	Fidelity Emerging Markets Ltd.	3,097

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Investment Companies (continued)
779,353	Fidelity European Trust PLC	$3,416
1,499,221	Fidelity Japan Trust PLC	3,259
1,012,300	Fidelity Special Values PLC	3,355
2,118,994	Henderson European Focus Trust PLC	4,264
1,628,376	Henderson EuroTrust PLC	2,810
799,221	Japan Smaller Capitalization Fund, Inc.	5,754
1,616,619	JPMorgan European Discovery Trust PLC	7,987
7,332,712	JPMorgan European Growth & Income PLC	8,598
579,234	JPMorgan Japan Small Cap Growth & Income PLC	2,298
1,081,724	JPMorgan Japanese Investment Trust PLC	6,727
206,603	JPMorgan US Smaller Cos. Investment Trust PLC	987
1,670,107	Mercantile Investment Trust PLC	4,129
165,010	Morgan Stanley China A Share Fund, Inc.	2,097
633,490	Neuberger Berman Energy Infrastructure and Income Fund, Inc.	4,358
508,103	Neuberger Berman Next Generation Connectivity Fund, Inc.	5,543
784,267	Oakley Capital Investments Ltd.	4,377
2,038,104	Polar Capital Global Financials Trust PLC	3,572
194,800	Polar Capital Global Healthcare Trust PLC	820
2,396,500	Regal Asian Investments Ltd.^	3,336
2,692,880	Schroder Japan Trust PLC	7,657
10,089,219	Schroders Capital Global Innovation Trust	1,608
219,097	Smithson Investment Trust PLC	3,899
151,285,973	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.97%(d)	151,286
1,104,841	Strategic Equity Capital PLC	4,335
1,151,235	Temple Bar Investment Trust PLC	3,247
2,366,780	Templeton Emerging Markets Investment Trust PLC	4,407
325,445	The Baillie Gifford Japan Trust PLC	3,214
612,191	The Edinburgh Investment Trust PLC	4,980

Shares	Security Description	Value (000)
	Investment Companies (continued)
2,125,905	The European Smaller Cos.	$4,169
214,427	The Monks Investment Trust PLC	2,699
229,330	The New Germany Fund, Inc.	2,059
1,051,296	WAM Global Ltd.	1,302
100,815	Worldwide Healthcare Trust PLC/Fund	4,050
	Total Investment Companies	321,523
	Purchased Options on Futures — 0.02%
	Total Purchased Options on Futures	124
	Total Investments (cost $664,997) — 97.62%	760,835
	Other assets in excess of liabilities — 2.38%	18,543
	Net Assets — 100.00%	$779,378

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2023.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2023.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

(c)	Security was valued using significant unobservable inputs as of June 30, 2023.

(d)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The Institutional International Equity Portfolio	City of London Investment Management Company, Limited	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	—	56.35%	—	—	56.35%
Investment Companies	21.95%	0.07%	19.22%	0.01%	41.25%
Purchased Options on Futures	—	—	0.02%	—	0.02%
Other Assets (Liabilities)	0.07%	0.41%	1.41%	0.49%	2.38%
Total Net Assets	22.02%	56.83%	20.65%	0.50%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2023.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	1,547	9/15/23	$166,728	$1,366
			$166,728	$1,366

Futures Contracts Sold*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	29	9/15/23	$6,508	$(207)
			$6,508	$(207)
	Total Unrealized Appreciation			$1,366
	Total Unrealized Depreciation			(207)
	Total Net Unrealized Appreciation/(Depreciation)			$1,159

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2023

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2023 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	17	$3,681	$4,330.00	7/14/23	$(4)
E-Mini S&P 500 Future Option	Put	17	3,698	4,350.00	7/14/23	(4)
E-Mini S&P 500 Future Option	Put	18	3,402	3,780.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	17	3,128	3,680.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	19	3,468	3,650.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	17	3,209	3,775.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	16	3,040	3,800.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	16	3,048	3,810.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	15	2,903	3,870.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	36	7,020	3,900.00	7/21/23	(3)
E-Mini S&P 500 Future Option	Put	30	5,925	3,950.00	7/21/23	(3)
E-Mini S&P 500 Future Option	Put	18	3,848	4,275.00	7/21/23	(5)
E-Mini S&P 500 Future Option	Put	16	3,064	3,830.00	7/31/23	(2)
E-Mini S&P 500 Future Option	Put	18	3,600	4,000.00	7/31/23	(3)
E-Mini S&P 500 Future Option	Put	17	3,166	3,725.00	7/31/23	(1)
E-Mini S&P 500 Future Option	Put	30	6,150	4,100.00	7/31/23	(7)
E-Mini S&P 500 Future Option	Put	32	6,736	4,210.00	7/31/23	(12)
E-Mini S&P 500 Future Option	Put	15	3,173	4,230.00	7/31/23	(7)
E-Mini S&P 500 Future Option	Put	16	3,040	3,800.00	7/31/23	(2)
E-Mini S&P 500 Future Option	Put	34	7,309	4,300.00	7/31/23	(23)
E-Mini S&P 500 Future Option	Put	26	5,044	3,880.00	7/31/23	(3)
E-Mini S&P 500 Future Option	Put	36	7,694	4,275.00	7/31/23	(21)
E-Mini S&P 500 Future Option	Put	14	2,751	3,930.00	7/31/23	(2)
E-Mini S&P 500 Future Option	Put	15	2,925	3,900.00	7/31/23	(2)
E-Mini S&P 500 Future Option	Put	14	2,660	3,800.00	8/18/23	(3)
E-Mini S&P 500 Future Option	Put	16	3,140	3,925.00	8/18/23	(5)
E-Mini S&P 500 Future Option	Put	54	10,610	3,930.00	8/18/23	(18)
E-Mini S&P 500 Future Option	Put	16	3,152	3,940.00	8/18/23	(5)
E-Mini S&P 500 Future Option	Put	18	3,600	4,000.00	8/18/23	(7)
E-Mini S&P 500 Future Option	Put	15	3,068	4,090.00	8/18/23	(8)
E-Mini S&P 500 Future Option	Put	18	3,672	4,080.00	8/18/23	(10)
E-Mini S&P 500 Future Option	Put	30	6,240	4,160.00	8/18/23	(21)
E-Mini S&P 500 Future Option	Put	16	3,260	4,075.00	8/18/23	(8)
E-Mini S&P 500 Future Option	Put	30	6,075	4,050.00	8/31/23	(21)
E-Mini S&P 500 Future Option	Put	36	7,397	4,110.00	8/31/23	(31)
E-Mini S&P 500 Future Option	Put	35	7,044	4,025.00	8/31/23	(24)
E-Mini S&P 500 Future Option	Put	18	3,645	4,050.00	9/15/23	(18)
E-Mini S&P 500 Future Option	Put	18	3,668	4,075.00	9/15/23	(20)
						$(310)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2023

Exchanged-traded options on futures contacts purchased as of June 30, 2023 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Call	36	$8,225	$4,570.00	7/21/23	$23
E-Mini S&P 500 Future Option	Put	15	3,206	4,275.00	7/14/23	2
E-Mini S&P 500 Future Option	Put	18	3,713	4,125.00	7/21/23	2
E-Mini S&P 500 Future Option	Put	18	3,825	4,250.00	7/21/23	4
E-Mini S&P 500 Future Option	Put	15	3,113	4,150.00	7/21/23	2
E-Mini S&P 500 Future Option	Put	18	3,690	4,100.00	7/21/23	2
E-Mini S&P 500 Future Option	Put	18	3,600	4,000.00	7/21/23	2
E-Mini S&P 500 Future Option	Put	17	3,740	4,400.00	7/31/23	23
E-Mini S&P 500 Future Option	Put	18	3,937	4,375.00	7/31/23	20
E-Mini S&P 500 Future Option	Put	16	3,480	4,350.00	7/31/23	15
E-Mini S&P 500 Future Option	Put	15	3,188	4,250.00	7/31/23	7
E-Mini S&P 500 Future Option	Put	15	3,244	4,325.00	8/18/23	22
						$124

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks — 85.44%
	Brazil — 4.54%
575,300	Ambev SA (Beverages)	$1,852
407,700	B3 SA - Brasil Bolsa Balcao (Capital Markets)	1,244
230,432	Banco Bradesco SA (Banks)	705
675,688	Banco Bradesco SA, Preference Shares (Banks)(a)	2,322
51,816	Banco do Brasil SA (Banks)	535
266,125	BB Seguridade Participacoes SA (Insurance)	1,710
78,478	Centrais Eletricas Brasileiras SA (Electric Utilities)	652
444,892	Cia Energetica de Minas Gerais, Preference Shares (Electric Utilities)	1,195
98,100	Cia Siderurgica Nacional SA (Metals & Mining)	249
25,620	Gerdau SA, Preference Shares (Metals & Mining)	134
390,736	Itau Unibanco Holding SA, Preference Shares (Banks)	2,319
64,365	JBS S/A (Food Products)	235
144,200	Klabin SA (Containers & Packaging)	656
103,765	Localiza Rent a Car SA (Ground Transportation)	1,485
153,824	Lojas Renner SA (Specialty Retail)	643
462,500	Magazine Luiza SA (Broadline Retail)(b)	326
97,849	Natura & Co. Holding SA (Personal Care Products)(a)(b)	342
759,748	Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	5,252
32,857	Petroleo Brasileiro SA, Preference Shares (Oil, Gas & Consumable Fuels)	203
76,997	PRIO SA (Oil, Gas & Consumable Fuels)(a)(b)	596
223,600	Raia Drogasil SA (Consumer Staples Distribution & Retail)	1,382
108,800	Rumo SA (Ground Transportation)(a)	504
41,400	Suzano SA (Paper & Forest Products)	382
203,702	TIM SA (Wireless Telecommunication Services)	622
257,720	Vale SA (Metals & Mining)	3,456
366,300	WEG SA (Electrical Equipment)	2,888
		31,889
	Chile — 0.59%
20,438	Banco de Credito e Inversiones SA (Banks)	625
293,158	Empresas CMPC SA (Paper & Forest Products)	561
9,904,113	Enel Americas SA (Electric Utilities)(b)	1,323
7,027,795	Enel Chile SA (Electric Utilities)	457
47,236	Falabella SA (Broadline Retail)	114
14,183	Sociedad Quimica y Minera de Chile SA, Preference Shares (Chemicals)	1,034
		4,114
	China — 22.50%
77,365	360 Security Technology, Inc., Class - A (Software)(b)	134

Shares	Security Description	Value (000)
	China (continued)
14,000	AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	$33
2,150,000	Agricultural Bank of China Ltd., H Shares (Banks)	847
75,400	Air China Ltd., Class - A (Passenger Airlines)(b)	86
700,000	Air China Ltd., H Shares (Passenger Airlines)(b)	500
1,439,418	Alibaba Group Holding Ltd. (Broadline Retail)(b)	14,984
314,000	Aluminum Corp of China Ltd., H Shares (Metals & Mining)	136
155,700	Aluminum Corp. of China Ltd., Class - A (Metals & Mining)	118
6,300	Anjoy Foods Group Co. Ltd., Class - A (Food Products)	128
111,000	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	1,141
5,814	Autohome, Inc., ADR (Interactive Media & Services)	170
193,426	Baidu, Inc. (Interactive Media & Services)(b)	3,299
5,524,100	Bank of China Ltd., H Shares (Banks)	2,218
1,399,000	Bank of Communications Co. Ltd., H Shares (Banks)	928
281,350	Beijing Dabeinong Technology Group Co. Ltd., Class - A (Food Products)	256
314,423	Beijing Shiji Information Technology Co. Ltd., Class - A (Software)(b)	608
9,449	Bilibili, Inc., ADR (Entertainment)(b)	143
21,000	BYD Co. Ltd. (Automobile Components)(a)	673
85,553	BYD Co. Ltd., Class - A (Automobiles)	3,052
115,500	BYD Electronic International Co. Ltd. (Communications Equipment)	351
60,100	Chengxin Lithium Group Co. Ltd., Class - A (Chemicals)	264
432,000	China Cinda Asset Management Co. Ltd., H Shares (Capital Markets)(a)	43
134,900	China Communications Services Corp. Ltd., H Shares (Construction & Engineering)	67
545,000	China Conch Venture Holdings Ltd. (Construction & Engineering)	712
9,196,350	China Construction Bank Corp., H Shares (Banks)	5,954
1,641,000	China Everbright Bank Co. Ltd., H Shares (Banks)	472
38,000	China Evergrande Group (Real Estate Management & Development)(b)	8
110,000	China Feihe Ltd. (Food Products)	61
69,200	China Galaxy Securities Co. Ltd., Class - A (Capital Markets)	111

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
174,000	China Galaxy Securities Co. Ltd., H Shares (Capital Markets)	$93
53,600	China International Capital Corp. Ltd., Class - A (Capital Markets)	262
50,800	China International Capital Corp. Ltd., H Shares (Capital Markets)	90
1,115,000	China Life Insurance Co. Ltd., H Shares (Insurance)	1,867
108,200	China Literature Ltd. (Entertainment)(a)(b)	456
217,000	China Longyuan Power Group Corp. Ltd., H Shares (Independent Power and Renewable Electricity Producers)	224
77,800	China Merchants Bank Co. Ltd., Class - A (Banks)	352
521,000	China Merchants Bank Co. Ltd., H Shares (Banks)	2,376
560,000	China National Building Material Co. Ltd., H Shares (Construction Materials)(a)	346
80,850	China Northern Rare Earth Group High-Tech Co. Ltd., Class - A (Metals & Mining)	268
584,800	China Petroleum & Chemical Corp., Class - A (Oil, Gas & Consumable Fuels)	513
1,643,400	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	966
697,500	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	2,138
846,000	China Southern Airlines Co. Ltd., H Shares (Passenger Airlines)(b)	479
29,100	China Tourism Group Duty Free Corp. Ltd., Class - A (Specialty Retail)	444
5,316,000	China Tower Corp. Ltd., H Shares (Diversified Telecommunication Services)	592
304,900	China Vanke Co. Ltd., H Shares (Real Estate Management & Development)(a)	411
12,400	Chongqing Brewery Co. Ltd., Class - A (Beverages)	157
51,000	Chongqing Changan Automobile Co. Ltd., Class - A (Automobiles)	91
55,650	Chongqing Zhifei Biological Products Co. Ltd., Class - A (Biotechnology)	340
189,765	CITIC Securities Co. Ltd., Class - A (Capital Markets)	518
83,000	CITIC Securities Co. Ltd., H Shares (Capital Markets)	151
285,000	CMOC Group Ltd., H Shares (Metals & Mining)	150
23,040	Contemporary Amperex Technology Co. Ltd., Class - A (Electrical Equipment)	728
482,430	COSCO SHIPPING Holdings Co. Ltd., Class - A (Marine Transportation)	626

Shares	Security Description	Value (000)
	China (continued)
124,800	COSCO SHIPPING Holdings Co. Ltd., H Shares (Marine Transportation)	$113
1,222,000	Country Garden Holdings Co. Ltd. (Real Estate Management & Development)^(b)	249
195,678	Country Garden Services Holdings Co. Ltd. (Real Estate Management & Development)	254
118,100	CSC Financial Co. Ltd., Class - A (Capital Markets)	395
288,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)(a)	251
121,600	Daan Gene Co. Ltd., Class - A (Biotechnology)	167
4,307	Daqo New Energy Corp., ADR (Semiconductors & Semiconductor Equipment)(b)	171
73,400	Dongfang Electric Corp. Ltd., Class - A (Electrical Equipment)	189
202,590	East Money Information Co. Ltd., Class - A (Capital Markets)	398
117,200	ENN Energy Holdings Ltd. (Gas Utilities)	1,466
55,623	Eve Energy Co. Ltd., Class - A (Electrical Equipment)	465
85,400	Fangda Carbon New Material Co. Ltd., Class - A (Electrical Equipment)(b)	73
450,300	Focus Media Information Technology Co. Ltd., Class - A (Media)	422
114,360	Foshan Haitian Flavouring & Food Co. Ltd., Class - A (Food Products)	739
67,000	Fosun International Ltd. (Industrial Conglomerates)	46
25,400	Fujian Sunner Development Co. Ltd., Class - A (Food Products)	67
83,704	GDS Holdings Ltd., Class - A (IT Services)(b)	115
110,000	Genscript Biotech Corp. (Life Sciences Tools & Services)(a)(b)	249
112,200	GF Securities Co. Ltd., Class - A (Capital Markets)	228
85,000	GF Securities Co. Ltd., H Shares (Capital Markets)	118
2,400	Ginlong Technologies Co. Ltd., Class - A (Electrical Equipment)(b)	35
276,500	Great Wall Motor Co. Ltd. (Automobile Components)	318
37,800	Gree Electric Appliances, Inc. of Zhuhai, Class - A (Household Durables)	190
157,000	Guanghui Energy Co. Ltd., Class - A (Oil, Gas & Consumable Fuels)	149
598,000	Guangzhou Automobile Group Co. Ltd., H Shares (Automobile Components)	358

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
12,766	H World Group Ltd., ADR (Hotels, Restaurants & Leisure)(b)	$495
46,000	Haidilao International Holding Ltd. (Hotels, Restaurants & Leisure)	102
111,100	Haier Smart Home Co. Ltd., Class - A (Household Durables)	360
211,800	Haier Smart Home Co. Ltd., H Shares (Household Durables)	668
100	Haitong Securities Co. Ltd., Class - A (Capital Markets)	—
88,400	Haitong Securities Co. Ltd., H Shares (Capital Markets)	54
160,500	Hengan International Group Co. Ltd. (Personal Care Products)	677
45,000	Hengli Petrochemical Co. Ltd., Class - A (Chemicals)(b)	89
25,900	Hithink RoyalFlush Information Network Co. Ltd., Class - A (Capital Markets)	627
137,000	Hua Hong Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)(a)(b)	451
25,200	Huadong Medicine Co. Ltd., Class - A (Health Care Providers & Services)	151
100	Huatai Securities Co. Ltd., Class - A (Capital Markets)	—
59,000	Huatai Securities Co. Ltd., H Shares (Capital Markets)	73
89,400	Iflytek Co. Ltd., Class - A (Software)(b)	838
6,214,440	Industrial & Commercial Bank of China Ltd., H Shares (Banks)	3,321
222,200	Inner Mongolia BaoTou Steel Union Co. Ltd., Class - A (Metals & Mining)(b)	55
79,000	Innovent Biologics, Inc. (Biotechnology)(b)	300
23,184	Inspur Electronic Information Industry Co. Ltd., Class - A (Technology Hardware, Storage & Peripherals)	155
22,650	iQIYI, Inc., ADR (Entertainment)(b)	121
84,050	JD Health International, Inc. (Consumer Staples Distribution & Retail)(b)	534
212,557	JD.com, Inc. (Broadline Retail)	3,625
1,180,000	Jiangsu Expressway Co. Ltd., H Shares (Transportation Infrastructure)	1,088
31	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class - A (Pharmaceuticals)	—
3,640	Joinn Laboratories China Co. Ltd., Class - A (Life Sciences Tools & Services)	21
14,100	Juewei Food Co. Ltd., Class - A (Food Products)	72

Shares	Security Description	Value (000)
	China (continued)
54,155	KE Holdings, Inc., ADR (Real Estate Management & Development)(b)	$804
421,000	Kingdee International Software Group Co. Ltd. (Software)(b)	565
62,000	Kingsoft Corp. Ltd. (Entertainment)(a)	245
168,800	Kuaishou Technology, Class - W (Media)(b)	1,160
5,400	Kweichow Moutai Co. Ltd., Class - A (Beverages)	1,259
124,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	130
46,500	Lens Technology Co. Ltd., Class - A (Electronic Equipment, Instruments & Components)	75
101,414	Li Auto, Inc., Class - A (Automobiles)(b)	1,756
289,500	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	1,563
131,819	Luxshare Precision Industry Co. Ltd., Class - A (Electronic Equipment, Instruments & Components)	592
218,160	Meinian Onehealth Healthcare Holdings Co. Ltd., Class - A (Health Care Providers & Services)(b)	214
442,428	Meituan, Class - W (Hotels, Restaurants & Leisure)(b)	6,937
59,000	Microport Scientific Corp. (Health Care Equipment & Supplies)(b)	107
7,280	Muyuan Foods Co. Ltd., Class - A (Food Products)(b)	42
214,500	NetEase, Inc. (Entertainment)	4,155
20,200	New China Life Insurance Co. Ltd., Class - A (Insurance)	102
171,200	New China Life Insurance Co. Ltd., H Shares (Insurance)	452
109,800	New Oriental Education & Technology Group, Inc. (Diversified Consumer Services)(b)	433
121,605	NIO, Inc., ADR (Automobiles)(b)	1,178
23,520	Ovctek China, Inc., Class - A (Health Care Equipment & Supplies)	98
111,600	Perfect World Co. Ltd., Class - A (Entertainment)	260
456,300	PetroChina Co. Ltd., Class - A (Oil, Gas & Consumable Fuels)	470
1,264,000	PetroChina Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	878
27,000	Pharmaron Beijing Co. Ltd., H Shares (Life Sciences Tools & Services)(b)	84
962,517	Ping An Insurance Group Co. of China Ltd. (Insurance)	6,148

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
345,600	Rongsheng Petrochemical Co. Ltd., Class - A (Chemicals)	$555
45,700	SAIC Motor Corp. Ltd., Class - A (Automobiles)	89
16,300	Seres Group Co. Ltd., Class - A (Automobiles)(b)	83
120,299	Shandong Buchang Pharmaceuticals Co. Ltd., Class - A (Pharmaceuticals)	341
136,100	Shanghai Electric Group Co. Ltd., Class - A (Electrical Equipment)(b)	86
9,000	Shanghai Junshi Biosciences Co. Ltd., Class - A (Biotechnology)(b)	48
921,300	Shanghai Pharmaceuticals Holding Co. Ltd., H Shares (Health Care Providers & Services)	1,829
6,090	Shanghai Putailai New Energy Technology Co. Ltd., Class - A (Chemicals)	32
82,200	Shanxi Meijin Energy Co. Ltd., Class - A (Metals & Mining)(b)	86
57,920	Shenzhen Kangtai Biological Products Co. Ltd., Class - A (Biotechnology)(b)	203
99,700	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)(a)	958
26,100	Sichuan Kelun Pharmaceutical Co. Ltd., Class - A (Pharmaceuticals)	107
18,700	Sichuan New Energy Power Co. Ltd., Class - A (Trading Companies & Distributors)(b)	37
50,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	623
169,000	Smoore International Holdings Ltd. (Tobacco)	172
233,617	Songcheng Performance Development Co. Ltd., Class - A (Hotels, Restaurants & Leisure)	400
5,000	StarPower Semiconductor Ltd., Class - A (Semiconductors & Semiconductor Equipment)	149
170,427	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	1,709
30,900	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class - A (Electronic Equipment, Instruments & Components)(b)	110
13,568	Suzhou Maxwell Technologies Co. Ltd., Class - A (Electrical Equipment)	317
45,497	TAL Education Group, ADR (Diversified Consumer Services)(b)	271
572,886	Tencent Holdings Ltd. (Interactive Media & Services)(a)	24,291

Shares	Security Description	Value (000)
	China (continued)
55,429	Tencent Music Entertainment Group, ADR (Entertainment)(b)	$409
221,558	Toly Bread Co. Ltd., Class - A (Food Products)	309
8,400	Trip.com Group Ltd. (Hotels, Restaurants & Leisure)(b)	293
30,940	Unisplendour Corp. Ltd., Class - A (Electronic Equipment, Instruments & Components)	136
40,691	Vipshop Holdings Ltd., ADR (Broadline Retail)(b)	671
81,675	Walvax Biotechnology Co. Ltd., Class - A (Biotechnology)	298
8,500	Weibo Corp., ADR (Interactive Media & Services)	111
50,500	Weichai Power Co. Ltd., Class - A (Machinery)	87
54,000	Weichai Power Co. Ltd., H Shares (Machinery)	79
44,260	Wens Foodstuffs Group Co. Ltd., Class - A (Food Products)	112
134,279	Wuhan Guide Infrared Co. Ltd., Class - A (Electronic Equipment, Instruments & Components)	144
34,100	Wuliangye Yibin Co. Ltd., Class - A (Beverages)	770
30,360	WUS Printed Circuit Kunshan Co. Ltd., Class - A (Electronic Equipment, Instruments & Components)	88
27,200	WuXi AppTec Co. Ltd., Class - A (Life Sciences Tools & Services)	234
30,340	WuXi AppTec Co. Ltd., H Shares (Life Sciences Tools & Services)	243
323,500	Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services)(b)	1,555
1,203,000	Xiaomi Corp., Class - W (Technology Hardware, Storage & Peripherals)(a)(b)	1,654
51,700	Xinjiang Goldwind Science & Technology Co. Ltd., Class - A (Electrical Equipment)	76
468,481	Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	544
151,564	XPeng, Inc., A Shares (Automobiles)(b)	1,007
366,000	Yadea Group Holdings Ltd. (Automobile Components)(a)	835
20,600	Yankuang Energy Group Co. Ltd., Class - A (Oil, Gas & Consumable Fuels)	85
146,000	Yankuang Energy Group Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	419
60,970	Yealink Network Technology Corp. Ltd., Class - A (Communications Equipment)	295
61,000	Yihai International Holding Ltd. (Food Products)	131

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
76,440	Yintai Gold Co. Ltd., Class - A (Metals & Mining)	$124
124,076	Yonyou Network Technology Co. Ltd., Class - A (Software)	351
2,900	Youngy Co. Ltd., Class - A (Metals & Mining)	27
78,444	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	4,432
27,030	Yunda Holding Co. Ltd., Class - A (Air Freight & Logistics)	36
10,800	Yunnan Energy New Material Co. Ltd., Class - A (Chemicals)	144
23,900	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class - A (Pharmaceuticals)	944
51,400	Zhejiang Century Huatong Group Co. Ltd., Class - A (Entertainment)(b)	54
13,440	Zhejiang Dingli Machinery Co. Ltd., Class - A (Machinery)(b)	104
1,094,000	Zhejiang Expressway Co. Ltd., H Shares (Transportation Infrastructure)	832
8,200	Zhejiang Supor Co. Ltd., Class - A (Household Durables)	57
75,900	Zheshang Securities Co. Ltd., Class - A (Capital Markets)	103
29,200	ZhongAn Online P&C Insurance Co. Ltd., H Shares (Insurance)(b)	80
15,300	Zhongji Innolight Co. Ltd., Class - A (Communications Equipment)	311
63,500	Zhongsheng Group Holdings Ltd. (Specialty Retail)	244
770,300	Zijin Mining Group Co. Ltd., Class - A (Metals & Mining)	1,211
218,000	Zijin Mining Group Co. Ltd., H Shares (Metals & Mining)	323
325,100	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class - A (Machinery)	302
169,800	ZTE Corp., Class - A (Communications Equipment)	1,066
183,800	ZTE Corp., H Shares (Communications Equipment)	739
27,491	ZTO Express Cayman, Inc., ADR (Air Freight & Logistics)	689
		158,198
	Cyprus — 0.00%
7,712	TCS Group Holding PLC, GDR (Banks)(b)(c)	—
	Czech Republic — 0.10%
190,434	Moneta Money Bank A/S (Banks)(a)	698

Shares	Security Description	Value (000)
	Egypt — 0.07%
294,053	Commercial International Bank Egypt SAE (Banks)	$488
	Greece — 0.30%
51,559	Alpha Services and Holdings SA (Banks)	84
116,923	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	2,005
		2,089
	Hong Kong — 1.71%
348,000	Alibaba Health Information Technology Ltd. (Consumer Staples Distribution & Retail)(a)(b)	211
1,039,733	Beijing Enterprises Water Group Ltd. (Water Utilities)(a)	247
712,182	China Everbright Environment Group Ltd. (Commercial Services & Supplies)	282
1,674,121	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	247
126,000	China Mengniu Dairy Co. Ltd. (Food Products)(a)	476
432,500	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	946
102,000	China Resources Beer Holdings Co. Ltd. (Beverages)	674
748,000	China Resources Cement Holdings Ltd. (Construction Materials)(a)	309
879,761	China Resources Land Ltd. (Real Estate Management & Development)	3,744
696,143	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	1,577
276,000	China Ruyi Holdings Ltd. (Entertainment)(b)	65
112,000	China State Construction International Holdings Ltd. (Construction & Engineering)	128
79,400	China Taiping Insurance Holdings Co. Ltd. (Insurance)(a)	83
1,172,000	Far East Horizon Ltd. (Financial Services)	930
1,132,000	GCL Technology Holdings Ltd. (Semiconductors & Semiconductor Equipment)	263
536,000	Geely Automobile Holdings Ltd. (Automobiles)(a)	658
122,500	Kingboard Holdings Ltd. (Electronic Equipment, Instruments & Components)	335
332,000	Kingboard Laminates Holdings Ltd. (Electronic Equipment, Instruments & Components)(a)	313
735,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals)(a)	321

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hong Kong (continued)
209,600	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	$244
		12,053
	Hungary — 0.35%
62,779	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	550
15,740	OTP Bank Nyrt (Banks)	560
54,565	Richter Gedeon Nyrt (Pharmaceuticals)	1,349
		2,459
	India — 12.06%
9,293	Adani Enterprises Ltd. (Trading Companies & Distributors)	271
54,236	Adani Green Energy Ltd. (Independent Power and Renewable Electricity Producers)(b)	625
203,324	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	1,837
96,565	Adani Power Ltd. (Independent Power and Renewable Electricity Producers)(b)	295
319,100	Ambuja Cements Ltd. (Construction Materials)	1,661
8,752	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	545
25,951	Asian Paints Ltd. (Chemicals)	1,066
34,614	Aurobindo Pharma Ltd. (Pharmaceuticals)(a)	307
56,857	Avenue Supermarts Ltd. (Consumer Staples Distribution & Retail)(a)(b)	2,702
293,439	Axis Bank Ltd. (Banks)(a)	3,541
17,379	Bajaj Auto Ltd. (Automobile Components)	996
38,477	Bajaj Finance Ltd. (Consumer Finance)(a)	3,370
77,010	Bajaj Finserv Ltd. (Financial Services)	1,438
216,368	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)(a)	963
8,699	Bharti Airtel Ltd. (Wireless Telecommunication Services)(a)	93
8,842,285	Chennai Super Kings Cricket Ltd. (Entertainment)(b)(c)	—
13,450	Cholamandalam Investment and Finance Co. Ltd. (Consumer Finance)(a)	188
722,710	Coal India Ltd. (Oil, Gas & Consumable Fuels)(a)	2,039
63,256	Dr. Reddy’s Laboratories Ltd., ADR (Pharmaceuticals)	3,992
12,020	Eicher Motors Ltd. (Automobiles)(a)	526
478,101	GAIL India Ltd. (Gas Utilities)	613
161,026	HCL Technologies Ltd. (IT Services)	2,341
46,133	Hindustan Unilever Ltd. (Personal Care Products)(a)	1,508

Shares	Security Description	Value (000)
	India (continued)
187,917	Housing Development Finance Corp. Ltd. (Financial Services)(a)	$6,484
570,938	ICICI Bank Ltd. (Banks)(a)	6,538
233,876	Infosys Ltd. (IT Services)	3,810
17,988	InterGlobe Aviation Ltd. (Passenger Airlines)(a)(b)	577
611,134	ITC Ltd. (Tobacco)(a)	3,370
29,227	Kotak Mahindra Bank Ltd. (Banks)(a)	659
5,988	Larsen & Toubro Ltd. (Construction & Engineering)(a)	181
14,318	Mahindra & Mahindra Ltd. (Automobile Components)	254
2,948	Maruti Suzuki India Ltd. (Automobiles)	353
543,033	NTPC Ltd. (Independent Power and Renewable Electricity Producers)(a)	1,254
231,740	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)(a)	454
31,703	Pidilite Industries Ltd. (Chemicals)	1,006
296,119	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	9,232
30,301	SBI Life Insurance Co. Ltd. (Insurance)	483
5,875	Shree Cement Ltd. (Construction Materials)(a)	1,713
234,732	State Bank of India (Banks)(a)	1,644
66,808	Tata Consultancy Services Ltd. (IT Services)(a)	2,700
191,775	Tata Motors Ltd. (Automobile Components)(b)	1,398
1,867,110	Tata Steel Ltd. (Metals & Mining)	2,558
38,639	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	1,439
12,941	Trent Ltd. (Specialty Retail)	279
22,694	UltraTech Cement Ltd. (Construction Materials)	2,298
222,144	United Spirits Ltd. (Beverages)(b)	2,476
172,397	Vedanta Ltd. (Metals & Mining)	587
363,041	Wipro Ltd. (IT Services)(a)	1,728
1,074,947	Yes Bank Ltd. (Banks)(a)(b)	213
171,365	Zomato Ltd. (Hotels, Restaurants & Leisure)(a)(b)	157
		84,762
	Indonesia — 2.03%
360,200	Aneka Tambang Tbk (Metals & Mining)	47
2,110,400	PT Astra International Tbk (Automobile Components)	957
6,557,985	PT Bank Central Asia Tbk (Banks)	4,022
5,393,700	PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,970
833,271	PT Barito Pacific Tbk (Chemicals)	42
1,875,600	PT Charoen Pokphand Indonesia Tbk (Food Products)(b)	659
345,000	PT Indah Kiat Pulp & Paper Tbk (Paper & Forest Products)	196
2,093,700	PT Indofood Sukses Makmur Tbk (Food Products)	1,027

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Indonesia (continued)
20,119,435	PT Kalbe Farma Tbk (Pharmaceuticals)	$2,753
237,400	PT Merdeka Copper Gold Tbk (Metals & Mining)(a)(b)	49
621,400	PT Semen Indonesia Persero Tbk (Construction Materials)	253
7,476,650	PT Telkom Indonesia Persero Tbk (Diversified Telecommunication Services)(a)	2,001
206,100	PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	320
		14,296
	Ireland (Republic of) — 0.49%
49,735	PDD Holdings, Inc., ADR (Broadline Retail)(b)	3,439
	Kuwait — 0.27%
346,467	Boubyan Bank KSCP (Banks)	724
469,648	Kuwait Finance House KSCP (Banks)	1,145
		1,869
	Malaysia — 1.64%
241,900	AMMB Holdings Berhad (Banks)	188
60,200	CELCOMDIGI Berhad (Wireless Telecommunication Services)	53
1,488,900	Dialog Group Berhad (Energy Equipment & Services)	659
1,093,800	IHH Healthcare Berhad (Health Care Providers & Services)	1,382
1,283,100	IOI Corp. Berhad (Food Products)	1,028
378,796	Malayan Banking Berhad (Banks)	701
1,418,300	Malaysia Airports Holdings Berhad (Transportation Infrastructure)	2,093
581,500	Maxis Berhad (Wireless Telecommunication Services)(a)	512
15,300	Petronas Gas Berhad (Gas Utilities)	55
1,200,200	Press Metal Aluminium Holdings Berhad (Metals & Mining)(a)	1,212
1,142,400	Public Bank Berhad (Banks)	944
1,262,600	QL Resources Berhad (Food Products)	1,451
558,900	Sime Darby Berhad (Industrial Conglomerates)	246
1,028,100	Sime Darby Plantation Berhad (Food Products)	916
685,700	Top Glove Corp. Berhad (Health Care Equipment & Supplies)(b)	119
		11,559
	Mexico — 2.91%
2,594,800	America Movil SAB de CV, Class - B (Wireless Telecommunication Services)(b)	2,820
1,050,300	Cemex SAB de CV (Construction Materials)(b)	743
138,800	Coca-Cola Femsa SAB de CV (Beverages)	1,160
156,300	Fibra Uno Administracion SA de CV (Diversified REITs)(a)	228

Shares	Security Description	Value (000)
	Mexico (continued)
475,040	Fomento Economico Mexicano SAB de CV (Beverages)	$5,260
57,155	Grupo Aeroportuario del Sureste SAB de CV, Class - B (Transportation Infrastructure)	1,594
363,500	Grupo Bimbo SAB de CV, Class - A (Food Products)	1,947
195,000	Grupo Financiero Banorte SAB de CV, Class - O (Banks)	1,609
544,645	Grupo Mexico SAB de CV, Class - B (Metals & Mining)	2,623
255,700	Grupo Televisa SAB (Media)	263
576,600	Kimberly-Clark de Mexico SAB de CV, Class - A (Household Products)	1,283
439,825	Orbia Advance Corp SAB de CV (Chemicals)	948
		20,478
	Peru — 0.40%
109,508	Cia de Minas Buenaventura SAA, ADR (Metals & Mining)	805
13,465	Credicorp Ltd. (Banks)	1,988
		2,793
	Philippines — 0.93%
1,181,140	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)(a)	1,165
1,797,673	Metropolitan Bank & Trust Co. (Banks)	1,819
17,765	PLDT, Inc. (Wireless Telecommunication Services)	421
187,693	SM Investments Corp. (Industrial Conglomerates)	3,157
		6,562
	Poland — 0.42%
97,123	Bank Polska Kasa Opieki SA (Banks)(a)	2,650
3,287	CD Projekt SA (Entertainment)	125
3,670	KGHM Polska Miedz SA (Metals & Mining)	102
4,503	Powszechny Zaklad Ubezpieczen SA (Insurance)(a)	44
		2,921
	Qatar — 0.79%
46,759	Industries Qatar QSC (Industrial Conglomerates)	146
962,524	Masraf Al Rayan QSC (Banks)	682
370,757	Mesaieed Petrochemical Holding Co. (Chemicals)	196
121,012	Qatar Fuel QSC (Oil, Gas & Consumable Fuels)	569
55,762	Qatar International Islamic Bank QSC (Banks)	154
187,807	Qatar Islamic Bank SAQ (Banks)	919
508,820	Qatar National Bank QPSC (Banks)	2,165
459,841	The Commercial Bank PSQC (Banks)	738
		5,569

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Russia — 0.00%
877,850	Gazprom PJSC (Oil, Gas & Consumable Fuels)(c)	$—
280,855	Gazprom PJSC, ADR (Oil, Gas & Consumable Fuels)(b)(c)	—
32,986	LUKOIL PJSC (Oil, Gas & Consumable Fuels)(c)	—
23,471	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)(b)(c)	—
102,050	Novatek PJSC (Oil, Gas & Consumable Fuels)(c)	—
38,369	Polymetal International PLC (Metals & Mining)(b)(c)	—
3,734	Polyus PJSC (Metals & Mining)(b)(c)	—
357,956	Sberbank of Russia PJSC (Banks)(b)(c)	—
113,164	Severstal PAO, GDR (Metals & Mining)(b)(c)	—
125,880	Tatneft PJSC (Oil, Gas & Consumable Fuels)(c)	—
766,486	The Moscow Exchange (Capital Markets)(b)(c)	—
814,600,000	VTB Bank PJSC (Banks)(b)(c)	—
31,318	Yandex N.V., Class - A (Interactive Media & Services)(b)(c)	—
		—
	Saudi Arabia — 3.91%
159,310	Al Rajhi Bank (Banks)	3,119
4,497	Almarai Co. JSC (Food Products)	73
77,181	Banque Saudi Fransi (Banks)	862
21,193	Bupa Arabia for Cooperative Insurance Co. (Insurance)	1,049
382,830	Dar Al Arkan Real Estate Development Co. (Real Estate Management & Development)(b)	1,581
1,354	Dr. Sulaiman Al Habib Medical Services Group Co. (Health Care Providers & Services)	104
33,159	Elm Co. (IT Services)	5,165
224,771	Emaar Economic City (Real Estate Management & Development)(b)	563
17,324	Mobile Telecommunications Co. Saudi Arabia (Wireless Telecommunication Services)(b)	65
172,781	Riyad Bank (Banks)	1,560
59,797	SABIC Agri-Nutrients Co. (Chemicals)	2,077
46,591	Sahara International Petrochemical Co. (Chemicals)	465
295,023	Saudi Arabian Mining Co. (Metals & Mining)(b)	3,334
71,146	Saudi Awwal Bank (Banks)(a)	724
62,760	Saudi Basic Industries Corp. (Chemicals)	1,486
72,167	Saudi Industrial Investment Group (Chemicals)	515
110,340	Saudi Kayan Petrochemical Co. (Chemicals)(b)	408
6,543	Saudi Tadawul Group Holding Co. (Capital Markets)	329

Shares	Security Description	Value (000)
	Saudi Arabia (continued)
121,265	Saudi Telecom Co. (Diversified Telecommunication Services)(a)	$1,414
221,316	The Saudi National Bank (Banks)	2,183
37,378	The Savola Group (Food Products)	416
		27,492
	Singapore — 0.01%
1,500	JOYY, Inc., ADR (Interactive Media & Services)	46
	South Africa — 2.83%
43,142	Absa Group Ltd. (Banks)	385
7,411	Anglo American Platinum Ltd. (Metals & Mining)	335
59,086	AngloGold Ashanti Ltd. (Metals & Mining)	1,251
11,124	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	109
61,875	Bid Corp. Ltd. (Consumer Staples Distribution & Retail)	1,359
6,145	Capitec Bank Holdings Ltd. (Banks)	512
229,901	Discovery Ltd. (Insurance)(a)(b)	1,782
583,993	FirstRand Ltd. (Financial Services)	2,129
57,103	Gold Fields Ltd. (Metals & Mining)(a)	794
399,656	Growthpoint Properties Ltd. (Diversified REITs)(a)	248
48,655	Impala Platinum Holdings Ltd. (Metals & Mining)	324
32,304	Mr. Price Group Ltd. (Specialty Retail)	247
270,984	MTN Group Ltd. (Wireless Telecommunication Services)	1,992
79,012	MultiChoice Group (Media)	401
19,542	Naspers Ltd., Class - N (Broadline Retail)	3,532
20,893	Nedbank Group Ltd. (Banks)(a)	254
144,156	Old Mutual Ltd. (Insurance)	93
15,002	Remgro Ltd. (Financial Services)	117
34,236	Sanlam Ltd. (Insurance)(a)	106
54,300	Sasol Ltd. (Chemicals)	673
9,822	Shoprite Holdings Ltd. (Consumer Staples Distribution & Retail)	118
455,387	Sibanye Stillwater Ltd. (Metals & Mining)	703
198,044	Standard Bank Group Ltd. (Banks)	1,871
31,869	The Bidvest Group Ltd. (Industrial Conglomerates)	443
22,743	Woolworths Holdings Ltd. (Broadline Retail)(a)	86
		19,864
	South Korea — 10.44%
2,121	Amorepacific Corp. (Personal Care Products)	158
7,593	Celltrion Healthcare Co. Ltd. (Health Care Providers & Services)(a)	380
13,082	Celltrion, Inc. (Biotechnology)(a)	1,527
2,884	CJ CheilJedang Corp. (Food Products)	591

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	South Korea (continued)
22,426	Coway Co. Ltd. (Household Durables)	$749
10,846	DB Insurance Co. Ltd. (Insurance)(a)	616
42,563	Doosan Enerbility Co. Ltd. (Electrical Equipment)(a)(b)	588
10,961	E-MART, Inc. (Consumer Staples Distribution & Retail)	642
1,990	GS Holdings Corp. (Industrial Conglomerates)	55
25,499	Hana Financial Group, Inc. (Banks)	761
2,925	Hankook Tire & Technology Co. Ltd. (Automobile Components)	77
25,998	Hanon Systems (Automobile Components)	181
9,376	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Machinery)(b)	834
8,788	HLB, Inc. (Health Care Equipment & Supplies)(b)	218
16,423	HMM Co. Ltd. (Marine Transportation)	236
5,698	Hotel Shilla Co. Ltd. (Specialty Retail)	319
20,595	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	599
8,869	Hyundai Mobis Co. Ltd. (Automobile Components)	1,570
8,958	Hyundai Motor Co. (Automobile Components)	1,409
6,687	Hyundai Motor Co., Preference Shares (Automobiles)	553
11,127	Hyundai Motor Co., Series 2, Preference Shares (Automobiles)	929
11,325	Industrial Bank of Korea (Banks)	89
28,976	Kakao Corp. (Interactive Media & Services)	1,088
16,639	KakaoBank Corp. (Banks)	302
61,371	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	813
37,692	KB Financial Group, Inc. (Banks)(a)	1,368
34,438	Kia Corp. (Automobile Components)	2,320
77,662	Korea Electric Power Corp. (Electric Utilities)(b)	1,216
5,017	Krafton, Inc. (Entertainment)(b)	747
35,580	KT&G Corp. (Tobacco)(a)	2,235
7,095	Kumho Petrochemical Co. Ltd. (Chemicals)	717
488	L&F Co. Ltd. (Electronic Equipment, Instruments & Components)	91
4,203	LG Chem Ltd. (Chemicals)	2,140
1,665	LG Chem Ltd., Preference Shares (Chemicals)	447
25,780	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)(b)	310
1,407	LG Electronics, Inc. (Household Durables)	136
2,766	LG Energy Solution Ltd. (Electrical Equipment)(b)	1,166
1,179	LG H&H Co. Ltd. (Personal Care Products)	412

Shares	Security Description	Value (000)
	South Korea (continued)
2,237	LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)	$530
65,000	Mirae Asset Securities Co. Ltd. (Capital Markets)	359
11,210	NAVER Corp. (Interactive Media & Services)	1,569
138,644	Pan Ocean Co. Ltd. (Marine Transportation)	548
7,647	Pearl Abyss Corp. (Entertainment)(b)	308
6,387	POSCO Future M Co. Ltd. (Construction Materials)	1,723
6,030	POSCO Holdings, Inc. (Metals & Mining)	1,785
2,836	Samsung Biologics Co. Ltd. (Life Sciences Tools & Services)(b)	1,606
9,149	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	1,010
368,770	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	20,307
57,211	Samsung Electronics Co. Ltd., Preference Shares (Technology Hardware, Storage & Peripherals)	2,596
54,624	Samsung Engineering Co. Ltd. (Construction & Engineering)(a)(b)	1,178
7,638	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	1,333
4,007	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	2,046
60,008	Shinhan Financial Group Co. Ltd. (Banks)	1,551
45,837	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	4,029
433	SK IE Technology Co. Ltd. (Chemicals)(b)	32
9,186	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)^(b)	1,114
18,697	SK Square Co. Ltd. (Semiconductors & Semiconductor Equipment)(b)	632
57,981	Woori Financial Group, Inc. (Banks)	521
		73,366
	Taiwan — 13.05%
55,904	Airtac International Group (Machinery)	1,848
495,672	ASE Technology Holding Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,763
745,971	Asia Cement Corp. (Construction Materials)	1,065
116,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	1,175
110,000	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	621
1,021,000	Cheng Shin Rubber Industry Co. Ltd. (Automobile Components)	1,319

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Taiwan (continued)
4,428,000	China Development Financial Holding Corp. (Insurance)	$1,765
280,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	1,049
1,248,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	1,174
174,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,929
14,000	E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	102
63,000	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	1,013
12,000	eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	859
94,000	Evergreen Marine Corp. Taiwan Ltd. (Marine Transportation)	283
649,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	1,639
748,342	Fubon Financial Holding Co. Ltd. (Insurance)	1,465
55,000	Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	883
946,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	3,440
986,450	Innolux Corp. (Electronic Equipment, Instruments & Components)	486
1,082,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	1,505
15,000	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	1,029
720,554	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	2,400
84,962	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	1,881
2,775,163	Mega Financial Holding Co. Ltd. (Banks)	3,407
28,000	Nan Ya Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components)	239
185,000	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)(a)	422
78,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,071
680,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	1,638
436,620	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	443

Shares	Security Description	Value (000)
	Taiwan (continued)
425,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	$2,076
863,232	Ruentex Development Co. Ltd. (Real Estate Management & Development)	1,000
782,900	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	1,461
1,259,110	Taiwan Cement Corp. (Construction Materials)	1,541
276,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	848
2,106,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	38,912
470,369	The Shanghai Commercial & Savings Bank Ltd. (Banks)	686
163,000	Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	927
500,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	786
81,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	429
546,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	483
638,400	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	1,123
43,775	Yageo Corp. (Electronic Equipment, Instruments & Components)	694
241,000	Yang Ming Marine Transport Corp. (Marine Transportation)	490
3,274,864	Yuanta Financial Holding Co. Ltd. (Financial Services)	2,436
		91,805
	Thailand — 1.73%
264,700	Advanced Info Service PCL, Class - F (Wireless Telecommunication Services)	1,600
379,300	Airports of Thailand PCL (Transportation Infrastructure)(b)	771
691,100	Berli Jucker PCL (Consumer Staples Distribution & Retail)	679
728,100	BTS Group Holdings PCL (Ground Transportation)	153
171,633	Central Retail Corp. PCL (Broadline Retail)	189
455,000	Delta Electronics Thailand PCL - NVDR (Electronic Equipment, Instruments & Components)	1,185

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Thailand (continued)
688,700	Energy Absolute PCL (Independent Power and Renewable Electricity Producers)	$1,109
1,418,800	Gulf Energy Development PCL (Independent Power and Renewable Electricity Producers)	1,875
89,800	Indorama Ventures PCL - NVDR (Chemicals)	87
1,724,700	Krung Thai Bank PCL, Class - F (Banks)	945
682,900	Minor International PCL (Hotels, Restaurants & Leisure)	661
93,800	Muangthai Capital PCL (Consumer Finance)	104
272,575	PTT Exploration & Production PCL, Class - F (Oil, Gas & Consumable Fuels)	1,155
429,142	PTT Global Chemical PCL, Class - F (Chemicals)	452
361,600	SCB X PCL - NVDR (Banks)	1,089
98,100	Thai Oil PCL (Oil, Gas & Consumable Fuels)	123
		12,177
	Turkey — 0.36%
435,775	Aselsan Elektronik Sanayi Ve Ticaret A/S (Aerospace & Defense)	916
39,242	BIM Birlesik Magazalar A/S (Consumer Staples Distribution & Retail)	258
266,822	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)(b)	379
1	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Metals & Mining)	—
131,853	Sasa Polyester Sanayi A/S (Chemicals)(b)	289
482,245	Turkcell Iletisim Hizmetleri A/S (Wireless Telecommunication Services)	674
		2,516
	United Arab Emirates — 0.74%
443,740	Abu Dhabi Commercial Bank PJSC (Banks)	980
775,182	Dubai Islamic Bank PJSC (Banks)	1,159
163,297	Emirates Telecommunications Group Co. PJSC (Diversified Telecommunication Services)	1,002
517,479	First Abu Dhabi Bank PJSC (Banks)	1,929
154,208	Multiply Group PJSC (Industrial Conglomerates)(b)	134
		5,204

Shares	Security Description	Value (000)
	United States — 0.27%
52,000	BeiGene Ltd. (Biotechnology)(b)	$713
5,000	Parade Technologies Ltd. (Semiconductors & Semiconductor Equipment)	173
14,307	Southern Copper Corp. (Metals & Mining)	1,027
		1,913
	Total Common Stocks	600,619
	Investment Companies — 14.10%
99,074,485	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.97%(d)	99,074
	Total Investment Companies	99,074
	Purchased Options on Futures — 0.01%
	Total Purchased Options on Futures	47
	Total Investments (cost $662,973) — 99.55%	699,740
	Other assets in excess of liabilities — 0.45%	3,128
	Net Assets — 100.00%	$702,868

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2023.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Represents non-income producing security.

(c)	Security was valued using significant unobservable inputs as of June 30, 2023.

(d)	Annualized 7-day yield as of period-end.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The Emerging Markets Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	XY Investments (HK) Limited	Total
Common Stocks	85.44%	—	—	85.44%
Investment Companies	0.37%	6.26%	7.47%	14.10%
Purchased Options on Futures	—	0.01%	—	0.01%
Other Assets (Liabilities)	0.34%	0.41%	-0.30%	0.45%
Total Net Assets	86.15%	6.68%	7.17%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2023.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI Emerging Markets Index Future	1,071	9/15/23	$53,438	$(603)
			$53,438	$(603)

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2023.

Futures Contracts Sold*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	7	9/15/23	$1,571	$(50)
			$1,571	$(50)
	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(653)
	Total Net Unrealized Appreciation/(Depreciation)			$(653)

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2023 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Put	6	$1,305	$4,350.00	7/14/23	$(2)
E-Mini S&P 500 Future Option	Put	6	1,299	4,330.00	7/14/23	(1)
E-Mini S&P 500 Future Option	Put	10	1,950	3,900.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	16	3,159	3,950.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	5	913	3,650.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	5	1,069	4,275.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	6	1,133	3,775.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	5	945	3,780.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	7	1,330	3,800.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	7	1,334	3,810.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	6	1,104	3,680.00	7/21/23	—
E-Mini S&P 500 Future Option	Put	8	1,548	3,870.00	7/21/23	(1)
E-Mini S&P 500 Future Option	Put	8	1,560	3,900.00	7/31/23	(1)
E-Mini S&P 500 Future Option	Put	10	2,138	4,275.00	7/31/23	(6)
E-Mini S&P 500 Future Option	Put	12	2,580	4,300.00	7/31/23	(8)
E-Mini S&P 500 Future Option	Put	9	1,769	3,930.00	7/31/23	(1)
E-Mini S&P 500 Future Option	Put	20	3,879	3,880.00	7/31/23	(2)
E-Mini S&P 500 Future Option	Put	7	1,341	3,830.00	7/31/23	(1)
E-Mini S&P 500 Future Option	Put	6	1,118	3,725.00	7/31/23	(1)
E-Mini S&P 500 Future Option	Put	8	1,692	4,230.00	7/31/23	(4)
E-Mini S&P 500 Future Option	Put	14	2,947	4,210.00	7/31/23	(5)
E-Mini S&P 500 Future Option	Put	7	1,330	3,800.00	7/31/23	(1)
E-Mini S&P 500 Future Option	Put	16	3,279	4,100.00	7/31/23	(4)
E-Mini S&P 500 Future Option	Put	5	1,000	4,000.00	7/31/23	(1)
E-Mini S&P 500 Future Option	Put	7	1,400	4,000.00	8/18/23	(3)
E-Mini S&P 500 Future Option	Put	7	1,379	3,940.00	8/18/23	(2)
E-Mini S&P 500 Future Option	Put	15	2,948	3,930.00	8/18/23	(5)
E-Mini S&P 500 Future Option	Put	7	1,374	3,925.00	8/18/23	(2)
E-Mini S&P 500 Future Option	Put	6	1,224	4,080.00	8/18/23	(3)
E-Mini S&P 500 Future Option	Put	9	1,710	3,800.00	8/18/23	(2)
E-Mini S&P 500 Future Option	Put	16	3,327	4,160.00	8/18/23	(12)
E-Mini S&P 500 Future Option	Put	7	1,426	4,075.00	8/18/23	(4)
E-Mini S&P 500 Future Option	Put	8	1,636	4,090.00	8/18/23	(4)
E-Mini S&P 500 Future Option	Put	10	2,055	4,110.00	8/31/23	(9)
E-Mini S&P 500 Future Option	Put	16	3,239	4,050.00	8/31/23	(12)
E-Mini S&P 500 Future Option	Put	11	2,214	4,025.00	8/31/23	(7)
E-Mini S&P 500 Future Option	Put	6	1,223	4,075.00	9/15/23	(7)
E-Mini S&P 500 Future Option	Put	7	1,418	4,050.00	9/15/23	(7)
						$(121)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Exchanged-traded options on futures contacts purchased as of June 30, 2023 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
E-Mini S&P 500 Future Option	Call	10	$2,284	$4,570.00	7/21/23	$6
E-Mini S&P 500 Future Option	Put	8	1,710	4,275.00	7/14/23	1
E-Mini S&P 500 Future Option	Put	5	1,063	4,250.00	7/21/23	1
E-Mini S&P 500 Future Option	Put	8	1,660	4,150.00	7/21/23	1
E-Mini S&P 500 Future Option	Put	5	1,025	4,100.00	7/21/23	1
E-Mini S&P 500 Future Option	Put	7	1,400	4,000.00	7/21/23	1
E-Mini S&P 500 Future Option	Put	6	1,238	4,125.00	7/21/23	1
E-Mini S&P 500 Future Option	Put	7	1,523	4,350.00	7/31/23	6
E-Mini S&P 500 Future Option	Put	8	1,700	4,250.00	7/31/23	4
E-Mini S&P 500 Future Option	Put	6	1,320	4,400.00	7/31/23	8
E-Mini S&P 500 Future Option	Put	5	1,094	4,375.00	7/31/23	6
E-Mini S&P 500 Future Option	Put	8	1,729	4,325.00	8/18/23	11
						$47

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	37 Interactive Entertainment Network Technology Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$158	$14	$—	$14
Receive	0.57%	Advanced Micro-Fabrication Equipment, Inc. China A-shares	Morgan Stanley	2/5/24	At Maturity	239	(25)	—	(25)
Receive	0.57%	Agricultural Bank of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	123	(2)	—	(2)
Receive	0.57%	Aier Eye Hospital Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	(1)	—	(1)
Receive	0.57%	Anhui Gujing Distillery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	263	(20)	—	(20)
Receive	0.57%	Anhui Kouzi Distillery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Anhui Province Natural Gas Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Anhui Xinhua Media Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	—	—	—
Receive	0.57%	Anhui Yingjia Distillery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	Anji Foodstuff Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.57%	Anjoy Foods Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Anker Innovations Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	83	3	—	3
Receive	0.57%	Anshan Senyuan Road & Bridge Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	105	(1)	—	(1)
Receive	0.57%	Aofu Environmental Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	136	2	—	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Arcsoft Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$13	$—	$—	$—
Receive	0.57%	Asymchem Laboratories Tianjin Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	36	(3)	—	(3)
Receive	0.57%	Autel Intelligent Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Avary Holding Shenzhen Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	172	(3)	—	(3)
Receive	0.57%	Avcon Information Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	145	(1)	—	(1)
Receive	0.57%	Bank of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	96	(3)	—	(3)
Receive	0.57%	Bank of Communications Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	99	(3)	—	(3)
Receive	0.57%	Bank of Hangzhou Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	464	(31)	—	(31)
Receive	0.57%	Bank of Jiangsu Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1,855	(89)	—	(89)
Receive	0.57%	Bank of Nanjing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	306	(9)	—	(9)
Receive	0.57%	Baoxiniao Holding Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Beijing Jingneng Thermal Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	67	2	—	2
Receive	0.57%	Beijing Kingsoft Office Software, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	209	20	—	20
Receive	0.57%	Beijing Lier High-temperature Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Beijing Tongrentang Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	71	(2)	—	(2)
Receive	0.57%	Beijing Tongyizhong New Material Technology Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	137	4	—	4
Receive	0.57%	Beijing Trust&Far Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	12	—	—	—
Receive	0.57%	But one Information Corp. Xi an A-shares	Morgan Stanley	2/5/24	At Maturity	423	(7)	—	(7)
Receive	0.57%	BYBON Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	169	2	—	2
Receive	0.57%	BYD Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	612	(12)	—	(12)
Receive	0.57%	By-health Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	406	(7)	—	(7)
Receive	0.57%	CareRay Digital Medical Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.57%	CGN Power Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	35	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Changchun Eurasia Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$12	$—	$—	$—
Receive	0.57%	Changjiang Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.57%	Changsha DIALINE New Material Sci & Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	1	—	1
Receive	0.57%	Chaozhou Three-Circle Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	130	(3)	—	(3)
Receive	0.57%	China CITIC Bank Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	China Everbright Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	123	(4)	—	(4)
Receive	0.57%	China Merchants Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	632	(62)	—	(62)
Receive	0.57%	China Merchants Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	519	(52)	—	(52)
Receive	0.57%	China Minsheng Banking Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	291	(17)	—	(17)
Receive	0.57%	China National Nuclear Power Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	48	—	—	—
Receive	0.57%	China Pacific Insurance Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	408	(61)	—	(61)
Receive	0.57%	China Petroleum & Chemical Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	376	(15)	—	(15)
Receive	0.57%	China Railway Group Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	337	(18)	—	(18)
Receive	0.57%	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	44	—	—	—
Receive	0.57%	China State Construction Engineering Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	938	(90)	—	(90)
Receive	0.57%	China Tourism Group Duty Free Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	29	(4)	—	(4)
Receive	0.57%	China TransInfo Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.57%	China United Network Communications Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	663	(38)	—	(38)
Receive	0.57%	China Yangtze Power Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	40	—	—	—
Receive	0.57%	China Zhenhua Group Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	146	11	—	11
Receive	0.57%	China Zheshang Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	148	(18)	—	(18)
Receive	0.57%	Chinese Universe Publishing and Media Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	—	—	—
Receive	0.57%	Chongqing Baiya Sanitary Products Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Chongqing Changan Automobile Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$29	$1	$—	$1
Receive	0.57%	Cisen Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	135	(5)	—	(5)
Receive	0.57%	Citic Pacific Special Steel Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	CITIC Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	485	(19)	—	(19)
Receive	0.57%	Contemporary Amperex Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1,545	(148)	—	(148)
Receive	0.57%	COSCo. SHIPPING Energy Transportation Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	8	—	—	—
Receive	0.57%	Daqin Railway Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.57%	Dongguan Yiheda Automation Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	95	1	—	1
Receive	0.57%	Eastroc Beverage Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Edan Instruments, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	164	(8)	—	(8)
Receive	0.57%	Elite Color Environmental Resources Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	419	11	—	11
Receive	0.57%	ENN Natural Gas Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.57%	Eve Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	203	(15)	—	(15)
Receive	0.57%	Fibocom Wireless, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	135	(6)	—	(6)
Receive	0.57%	Flying Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	167	5	—	5
Receive	0.57%	Focus Media Information Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	396	(10)	—	(10)
Receive	0.57%	Foxconn Industrial Internet Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	105	32	—	32
Receive	0.57%	Fuda Alloy Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	185	4	—	4
Receive	0.57%	Fujian Fynex Textile Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	14	—	—	—
Receive	0.57%	Fujian Sanmu Group Co. A-shares	Morgan Stanley	2/5/24	At Maturity	26	—	—	—
Receive	0.57%	Fuyao Glass Industry Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	106	3	—	3
Receive	0.57%	GAD Environmental Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	86	(1)	—	(1)
Receive	0.57%	Glodon Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	125	(40)	—	(40)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Goldcup Electric Apparatus Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$27	$1	$—	$1
Receive	0.57%	Gongniu Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.57%	GoodWe Technologies Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	91	(8)	—	(8)
Receive	0.57%	Greenland Holdings Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	GRG Banking Equipment Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	215	(10)	—	(10)
Receive	0.57%	GSP Automotive Group Wenzhou Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	—	—	—
Receive	0.57%	Guangdong Fenghua Advanced Technology Holding Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.57%	GuangDong GenSho Logistics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Guangdong Nedfon Air System Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	81	3	—	3
Receive	0.57%	Guangdong Tianan New Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	672	39	—	39
Receive	0.57%	Guangdong Topstrong Living Innovation & Integration Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	185	12	—	12
Receive	0.57%	Guanghui Energy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	274	(43)	—	(43)
Receive	0.57%	Guangzhou Baiyun Electric Equipment Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	Guilin Seamild Foods Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	74	(4)	—	(4)
Receive	0.57%	Guosen Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	232	(13)	—	(13)
Receive	0.57%	Guotai Junan Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	680	(63)	—	(63)
Receive	0.57%	Haier Smart Home Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	256	1	—	1
Receive	0.57%	Haitong Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Hangzhou Bio-Sincerity Pharma-Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	Hangzhou Hopechart IoT Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	32	3	—	3
Receive	0.57%	Hangzhou IECHO Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	69	3	—	3
Receive	0.57%	Hangzhou Sunrise Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Hangzhou Tigermed Consulting Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$1	$—	$—	$—
Receive	0.57%	Hangzhou XZB Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.57%	Hangzhou Yitong New Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Harbin Xinguang Optic-Electronics Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	34	—	—	—
Receive	0.57%	Hefei Department Store Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	49	—	—	—
Receive	0.57%	Henan Lingrui Pharmaceutical Co. A-shares	Morgan Stanley	2/5/24	At Maturity	166	(7)	—	(7)
Receive	0.57%	Henan Thinker Automatic Equipment Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	134	(6)	—	(6)
Receive	0.57%	Hengtong Optic-electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	32	(1)	—	(1)
Receive	0.57%	Hisense Visual Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	60	5	—	5
Receive	0.57%	Hithink RoyalFlush Information Network Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	132	3	—	3
Receive	0.57%	Hongfa Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	47	2	—	2
Receive	0.57%	Huadong Medicine Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.57%	Huaibei Mining Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	174	(27)	—	(27)
Receive	0.57%	Huaneng Power International, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	133	(11)	—	(11)
Receive	0.57%	Huatai Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	760	(37)	—	(37)
Receive	0.57%	Huaxia Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	77	—	—	—
Receive	0.57%	Huayu Automotive Systems Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.57%	Hubei Forbon Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	125	1	—	1
Receive	0.57%	Hubei Huitian New Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Hubei Jumpcan Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	91	(2)	—	(2)
Receive	0.57%	Hubei Shuanghuan Science and Technology Stock Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	83	2	—	2
Receive	0.57%	Hunan Investment Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	165	3	—	3
Receive	0.57%	Hundsun Technologies, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	258	(36)	—	(36)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Hwatsing Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$86	$6	$—	$6
Receive	0.57%	Iflytek Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	117	2	—	2
Receive	0.57%	Imeik Technology Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	275	(29)	—	(29)
Receive	0.57%	Industrial Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	177	(14)	—	(14)
Receive	0.57%	Industrial Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Inner Mongolia Yili Industrial Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	601	(40)	—	(40)
Receive	0.57%	Jiangsu Changbao Steeltube Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.57%	Jiangsu Chinagreen Biological Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	119	2	—	2
Receive	0.57%	Jiangsu Financial Leasing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	21	(2)	—	(2)
Receive	0.57%	Jiangsu Hengrui Pharmaceuticals Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	380	(5)	—	(5)
Receive	0.57%	Jiangsu Huaxin New Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	457	24	—	24
Receive	0.57%	Jiangsu Jingyuan Environmental Protection Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	476	6	—	6
Receive	0.57%	Jiangsu King’s Luck Brewery JSC Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	499	(52)	—	(52)
Receive	0.57%	Jiangsu Maixinlin Aviation Science and Technology Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	243	17	—	17
Receive	0.57%	Jiangsu Pacific Quartz Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	128	7	—	7
Receive	0.57%	Jiangsu Phoenix Publishing & Media Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	—	—	—
Receive	0.57%	Jiangsu Xiehe Electronic Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	17	—	—	—
Receive	0.57%	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	52	(4)	—	(4)
Receive	0.57%	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	259	13	—	13
Receive	0.57%	JiangSu Zhenjiang New Energy Equipment Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.57%	Jilin Jian Yisheng Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	—	—	—	—
Receive	0.57%	Jilin OLED Material Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	—	—	—
Receive	0.57%	Jinhua Chunguang Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	64	6	—	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Jinpu Landscape Architecture Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$234	$(1)	$—	$(1)
Receive	0.57%	Jinsanjiang Zhaoqing Silicon Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	9	—	—	—
Receive	0.57%	Kehua Data Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	23	—	—	—
Receive	0.57%	Kehua Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	70	(1)	—	(1)
Receive	0.57%	Keysino Separation Technology, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	292	8	—	8
Receive	0.57%	Kingfore Energy Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.57%	Kingnet Network Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	47	(1)	—	(1)
Receive	0.57%	Kunlun Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	59	(16)	—	(16)
Receive	0.57%	Kweichow Moutai Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2,225	(719)	—	(719)
Receive	0.57%	Lao Feng Xiang Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	15	1	—	1
Receive	0.57%	Leo Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	82	(6)	—	(6)
Receive	0.57%	Lepu Medical Technology Beijing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	30	—	—	—
Receive	0.57%	Liaoning Kelong Fine Chemical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.57%	Lingyi iTech Guangdong Co. A-shares	Morgan Stanley	2/5/24	At Maturity	286	14	—	14
Receive	0.57%	Liuzhou Iron & Steel Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	—	—	—
Receive	0.57%	LONGi Green Energy Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	482	(60)	—	(60)
Receive	0.57%	Lutian Machinery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	46	2	—	2
Receive	0.57%	Luxshare Precision Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	287	39	—	39
Receive	0.57%	Luzhou Laojiao Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	687	(64)	—	(64)
Receive	0.57%	Mango Excellent Media Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	14	—	—	—
Receive	0.57%	Maxvision Technology Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	6	—	—	—
Receive	0.57%	Metallurgical Corp. of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	647	(26)	—	(26)
Receive	0.57%	Midea Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	780	29	—	29

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Mudanjiang Hengfeng Paper Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$158	$2	$—	$2
Receive	0.57%	Muyuan Foods Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	30	—	—	—
Receive	0.57%	Nacity Property Service Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	136	(9)	—	(9)
Receive	0.57%	Nanhua Instruments Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	111	6	—	6
Receive	0.57%	Nanjing Wondux Environmental Protection Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	16	—	—	—
Receive	0.57%	NAURA Technology Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	207	8	—	8
Receive	0.57%	New Trend International Logis-Tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	73	5	—	5
Receive	0.57%	Newland Digital Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	84	2	—	2
Receive	0.57%	Ningbo Bohui Chemical Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	416	(7)	—	(7)
Receive	0.57%	Ningbo Deye Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	121	10	—	10
Receive	0.57%	Ningbo Sanxing Medical Electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	72	—	—	—
Receive	0.57%	Ningbo Tuopu Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Offshore Oil Engineering Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	320	(10)	—	(10)
Receive	0.57%	Perfect World Co. Ltd./China A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	PetroChina Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	266	(11)	—	(11)
Receive	0.57%	Pharmaron Beijing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	45	(3)	—	(3)
Receive	0.57%	Piesat Information Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Ping An Bank Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	72	(4)	—	(4)
Receive	0.57%	Ping An Insurance Group Co. of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	897	(60)	—	(60)
Receive	0.57%	Piotech, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	34	1	—	1
Receive	0.57%	Poly Developments and Holdings Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	206	(9)	—	(9)
Receive	0.57%	Postal Savings Bank of China Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.57%	Power Construction Corp. of China Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	39	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Pylon Technologies Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$131	$—	$—	$—
Receive	0.57%	Qianhe Condiment and Food Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	65	(2)	—	(2)
Receive	0.57%	Qingdao Citymedia Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	200	(8)	—	(8)
Receive	0.57%	Qingdao Gaoce Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	49	9	—	9
Receive	0.57%	Qingdao Weflo Valve Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	45	2	—	2
Receive	0.57%	Raytron Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	507	(36)	—	(36)
Receive	0.57%	Sany Heavy Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	219	(1)	—	(1)
Receive	0.57%	SDIC Power Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	61	—	—	—
Receive	0.57%	Shaanxi Coal Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	277	(4)	—	(4)
Receive	0.57%	Shahe Industrial Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.57%	Shandong Donghong Pipe Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Shandong Hongyu Agricultural Machinery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	34	2	—	2
Receive	0.57%	Shandong Huifa Foodstuff Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	64	1	—	1
Receive	0.57%	Shandong Kehui Power Automation Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	69	2	—	2
Receive	0.57%	Shanghai Carthane Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	37	1	—	1
Receive	0.57%	Shanghai CEO Environmental Protection Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Shanghai Chuangli Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	151	3	—	3
Receive	0.57%	Shanghai Friendess Electronic Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	56	(4)	—	(4)
Receive	0.57%	Shanghai Hanbell Precise Machinery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Shanghai Jiaoda Onlly Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	12	(3)	—	(3)
Receive	0.57%	Shanghai Pharmaceuticals Holding Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	273	3	—	3
Receive	0.57%	Shanghai Putailai New Energy Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	1	—	1
Receive	0.57%	Shanghai Tunnel Engineering Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	12	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Shanghai Xintonglian Packaging Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$21	$—	$—	$—
Receive	0.57%	Shanxi Lu’an Environmental Energy Development Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	245	(5)	—	(5)
Receive	0.57%	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	299	(26)	—	(26)
Receive	0.57%	Shareate Tools Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Shede Spirits Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Shenergy Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	28	1	—	1
Receive	0.57%	Shenzhen Absen Optoelectronic Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	Shenzhen Huijie Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.57%	Shenzhen Inovance Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	140	5	—	5
Receive	0.57%	Shenzhen Kstar Science And Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	39	(1)	—	(1)
Receive	0.57%	Shenzhen Laibao Hi-tech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.57%	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	928	(70)	—	(70)
Receive	0.57%	Shenzhen Sinovatio Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.57%	Shenzhen Sosen Electronics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	Shenzhen Sunway Communication Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	64	(1)	—	(1)
Receive	0.57%	Shenzhen Topband Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	33	4	—	4
Receive	0.57%	Shenzhen Transsion Holdings Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	62	5	—	5
Receive	0.57%	Shenzhen Xunjiexing Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	Shijiazhuang Kelin Electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	6	1	—	1
Receive	0.57%	Sichuan Dowell Science and Technology, Inc. A-shares	Morgan Stanley	2/5/24	At Maturity	233	6	—	6
Receive	0.57%	Sichuan Fulin Transportation Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	19	1	—	1
Receive	0.57%	Sichuan Kelun Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	387	(27)	—	(27)
Receive	0.57%	Sichuan Road and Bridge Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	48	(3)	—	(3)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Sinolink Securities Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$4	$—	$—	$—
Receive	0.57%	Sinoma International Engineering Co. A-shares	Morgan Stanley	2/5/24	At Maturity	20	1	—	1
Receive	0.57%	Sinomine Resource Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	128	(12)	—	(12)
Receive	0.57%	Sinosun Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	StarPower Semiconductor Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.57%	State Grid Yingda Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	17	—	—	—
Receive	0.57%	Sunflower Pharmaceutical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	179	(20)	—	(20)
Receive	0.57%	Sungrow Power Supply Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	307	16	—	16
Receive	0.57%	Sunny Loan Top Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	81	2	—	2
Receive	0.57%	Suzhou Dongshan Precision Manufacturing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	159	(1)	—	(1)
Receive	0.57%	Suzhou Secote Precision Electronic Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	61	4	—	4
Receive	0.57%	Tande Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	Tasly Pharmaceutical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	2	—	—	—
Receive	0.57%	TBEA Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	501	(19)	—	(19)
Receive	0.57%	TCL Technology Group Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	123	1	—	1
Receive	0.57%	TCL Zhonghuan Renewable Energy Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	241	17	—	17
Receive	0.57%	TES Touch Embedded Solutions Xiamen Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	42	1	—	1
Receive	0.57%	Thinkingdom Media Group Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	40	—	—	—
Receive	0.57%	Tian Di Science & Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	436	15	—	15
Receive	0.57%	Tianneng Battery Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	70	3	—	3
Receive	0.57%	Tianqi Lithium Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	208	(12)	—	(12)
Receive	0.57%	TJK Machinery Tianjin Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	—	—	—
Receive	0.57%	Tongwei Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1,057	(82)	—	(82)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Touchstone International Medical Science Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$305	$(5)	$—	$(5)
Receive	0.57%	Trina Solar Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	205	(11)	—	(11)
Receive	0.57%	UE Furniture Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	382	(10)	—	(10)
Receive	0.57%	Unigroup Guoxin Microelectronics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	285	(6)	—	(6)
Receive	0.57%	Unisplendour Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	54	(3)	—	(3)
Receive	0.57%	Universal Scientific Industrial Shanghai Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	28	1	—	1
Receive	0.57%	Vohringer Home Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.57%	Wanhua Chemical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	146	3	—	3
Receive	0.57%	Weichai Power Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	173	5	—	5
Receive	0.57%	Weihai Baihe Biology Technological Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	20	—	—	—
Receive	0.57%	Weiye Construction Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	321	2	—	2
Receive	0.57%	Well Lead Medical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	7	(1)	—	(1)
Receive	0.57%	Wens Foodstuffs Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	Wuliangye Yibin Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1,280	(140)	—	(140)
Receive	0.57%	WuXi AppTec Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	275	(21)	—	(21)
Receive	0.57%	Wuxi Honghui New Materials Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	400	9	—	9
Receive	0.57%	Wuxi Hongsheng Heat Exchanger Manufacturing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
Receive	0.57%	Wuxi Hyatech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	XCMG Construction Machinery Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	89	1	—	1
Receive	0.57%	Xiamen Faratronic Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.57%	Xiamen Xiangyu Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	47	1	—	1
Receive	0.57%	Xuji Electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	67	4	—	4
Receive	0.57%	Yealink Network Technology Corp. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	87	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Yifeng Pharmacy Chain Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$1	$—	$—	$—
Receive	0.57%	YingTong Telecommunication Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	23	1	—	1
Receive	0.57%	YongXing Special Materials Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	5	—	—	—
Receive	0.57%	Youcare Pharmaceutical Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	4	—	—	—
Receive	0.57%	Yunnan Baiyao Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	—	—	—	—
Receive	0.57%	Yunnan Bowin Technology Industry Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	71	—	—	—
Receive	0.57%	Zhejiang Benli Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	15	—	—	—
Receive	0.57%	Zhejiang Chint Electrics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	56	1	—	1
Receive	0.57%	Zhejiang Crystal-Optech Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	57	(1)	—	(1)
Receive	0.57%	Zhejiang Dahua Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	80	(3)	—	(3)
Receive	0.57%	Zhejiang Dibay Electric Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	55	4	—	4
Receive	0.57%	Zhejiang Double Arrow Rubber Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	207	4	—	4
Receive	0.57%	Zhejiang Giuseppe Garment Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	11	—	—	—
Receive	0.57%	Zhejiang Golden Eagle Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	207	—	—	—
Receive	0.57%	Zhejiang Huayou Cobalt Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	14	(1)	—	(1)
Receive	0.57%	Zhejiang Huilong New Material Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	90	3	—	3
Receive	0.57%	Zhejiang Jianye Chemical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	—	—	—
Receive	0.57%	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	431	4	—	4
Receive	0.57%	Zhejiang Jingxin Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	Zhejiang Jiuzhou Pharmaceutical Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	(1)	—	(1)
Receive	0.57%	Zhejiang Meilun Elevator Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	102	6	—	6
Receive	0.57%	Zhejiang Risun Intelligent Technology Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	13	—	—	—
Receive	0.57%	Zhejiang Sanhua Intelligent Controls Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	10	—	—	—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (concluded) — June 30, 2023

Total Return Swap Agreements
Pay/ Receive(a)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.57%	Zhejiang Tengen Electrics Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	$148	$2	$—	$2
Receive	0.57%	Zhejiang Yankon Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	36	1	—	1
Receive	0.57%	Zhejiang Zhenyuan Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	192	(7)	—	(7)
Receive	0.57%	Zhengzhou Coal Mining Machinery Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	361	(27)	—	(27)
Receive	0.57%	Zhenhai Petrochemical Engineering Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	31	(1)	—	(1)
Receive	0.57%	Zheshang Development Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	160	(15)	—	(15)
Receive	0.57%	Zhongji Innolight Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	177	(2)	—	(2)
Receive	0.57%	Zhuhai Winbase International Chemical Tank Terminal Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	226	(14)	—	(14)
Receive	0.57%	Zhuzhou Feilu High-Tech Materials Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	1	—	—	—
Receive	0.57%	Zijin Mining Group Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	510	(43)	—	(43)
Receive	0.57%	Zoy Home Furnishing Co. Ltd. A-shares	Morgan Stanley	2/5/24	At Maturity	14	—	—	—
Receive	0.57%	ZTE Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	556	184	—	184
Receive	0.57%	ZYNP Corp. A-shares	Morgan Stanley	2/5/24	At Maturity	3	—	—	—
							$(2,176)	$—	$(2,176)
					Total swap agreements at value (assets)				$747
					Total swap agreements at value (liabilities)				(2,923)
					Net swap agreements at value				$(2,176)

Amounts Designated as “—” are $0 or have been rounded to $0

(a)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Securities — 0.18%
$10	Americredit Automobile Receivables Trust, Series 2022-1, Class - A3, Callable 4/18/26 @ 100.00	2.45	11/18/26	$10
15	Capital One Multi-Asset Execution Trust, Series 2021-A2, Class - A2	1.39	7/15/30	13
10	Ford Credit Auto Lease Trust, Series 2023-A, Class - A3, Callable 8/15/25 @ 100.00	4.94	3/15/26	10
6	GM Financial Automobile Leasing Trust, Series 2021-3, Class - A3, Callable 2/20/24 @ 100.00	0.39	10/21/24	6
10	GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class - A3, Callable 8/16/26 @ 100.00	4.66	2/16/28	10
20	Hyundai Auto Receivables Trust, Series 2022-A, Class - A3, Callable 6/15/26 @ 100.00	2.22	10/15/26	19
10	Hyundai Auto Receivables Trust, Series 2022-C, Class - A4, Callable 12/15/26 @ 100.00	5.52	10/16/28	10
40	Synchrony Card Funding LLC, Series 2022-A1, Class - A, Callable 4/15/25 @ 100.00	3.37	4/15/28	38
10	World Omni Auto Receivables Trust, Series 2021-C, Class - A4, Callable 5/15/25 @ 100.00	0.64	9/15/27	9
5	World Omni Auto Receivables Trust, Series 2023-B, Class - A3, Callable 5/15/26 @ 100.00	4.66	5/15/28	5
	Total Asset Backed Securities			130

	Collateralized Mortgage Obligations — 0.84%
20	Bank, Series 2019-BN21, Class - A5, Callable 10/15/29 @ 100.00	2.85	10/17/52	17
23	Bank, Series 2017-BNK9, Class - ASB, Callable 12/15/29 @ 100.00	3.47	11/15/54	21
25	Bank, Series 2022-BNK41, Class - A4	3.92(a)	4/15/65	22
20	BBCMS Mortgage Trust, Series 2020-C7, Class - AS, Callable 4/15/30 @ 100.00	2.44	4/15/53	16
10	Benchmark Mortgage Trust, Series 2020-IG1, Class - AS, Callable 1/15/30 @ 100.00	2.91(a)	9/15/43	7
10	Benchmark Mortgage Trust, Series 2019-B9, Class - A5, Callable 2/15/29 @ 100.00	4.02	3/15/52	9
17	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class - A4, Callable 1/10/25 @ 100.00	2.88	2/10/48	17
15	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class - AS, Callable 2/15/30 @ 100.00	2.92	2/15/53	12
10	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class - A4, Callable 12/15/29 @ 100.00	3.10	12/15/72	9
25	COMM Mortgage Trust, Series 2015-LC19, Class - A4, Callable 1/10/27 @ 100.00	3.18	2/10/48	24
20	COMM Mortgage Trust, Series 2015-DC1, Class - A5, Callable 2/10/25 @ 100.00	3.35	2/10/48	19
10	Fannie Mae-ACES, Series 2020-M52, Class - A2	1.36(a)	10/25/30	8
20	Fannie Mae-ACES, Series 2020-M14, Class - A2	1.78	5/25/30	17
8	Fannie Mae-ACES, Series 2015-M8, Class - A2	2.90(a)	1/25/25	8
18	Fannie Mae-ACES, Series 2018-M1, Class - A2	3.09(a)	12/25/27	17
16	Fannie Mae-ACES, Series 2017-M12, Class - A2	3.16(a)	6/25/27	16
20	Fannie Mae-ACES, Series 2019-M5, Class - A2	3.27	2/25/29	18
25	Fannie Mae-ACES, Series 2018-M10, Class - A2	3.47(a)	7/25/28	24
20	Freddie Mac Multifamily Structured Pass Through Certificates, Series K112, Class - A2	1.31	5/25/30	16
20	Freddie Mac Multifamily Structured Pass Through Certificates, Series K1516, Class - A2	1.72	5/25/35	14
25	Freddie Mac Multifamily Structured Pass Through Certificates, Series K126, Class - A2	2.07	1/25/31	21
15	Freddie Mac Multifamily Structured Pass Through Certificates, Series K749, Class - A2	2.12(a)	3/25/29	13
10	Freddie Mac Multifamily Structured Pass Through Certificates, Series K1521, Class - A2	2.18	8/25/36	7
25	Freddie Mac Multifamily Structured Pass Through Certificates, Series K052, Class - A2	3.15	11/25/25	24
50	Freddie Mac Multifamily Structured Pass Through Certificates, Series K091, Class - A2	3.51	3/25/29	47
20	Freddie Mac Multifamily Structured Pass Through Certificates, Series K-152, Class - A2	3.78	11/25/32	19
25	GS Mortgage Securities Trust, Series 2018-GS9, Class - A4, Callable 3/10/28 @ 100.00	3.99(a)	3/10/51	23
25	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class - A3, Callable 4/15/27 @ 100.00	3.14	12/15/49	22
25	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class - A4, Callable 10/15/26 @ 100.00	3.53	12/15/47	24
25	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class - A5, Callable 5/15/27 @ 100.00	3.60	5/15/50	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$25	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class - A4, Callable 7/10/26 @ 100.00	3.06	10/10/48	$23
20	Wells Fargo Commercial Mortgage Trust, Series 2022- C62, Class - A4, Callable 4/15/32 @ 100.00	4.00(a)	4/15/55	18
25	Wells Fargo Commercial Mortgage Trust, Series 2018-C47, Class - A4, Callable 10/15/28 @ 100.00	4.44	9/15/61	24
	Total Collateralized Mortgage Obligations			599

	U.S. Government Agency Mortgages — 12.76%
17	Fannie Mae, Pool #MA4205	1.50	12/1/35	15
16	Fannie Mae, Pool #BQ5781	1.50	11/1/35	14
21	Fannie Mae, Pool #MA4280	1.50	3/1/51	16
42	Fannie Mae, Pool #FM6579	1.50	3/1/51	33
22	Fannie Mae, Pool #FS1327	1.50	6/1/36	19
44	Fannie Mae, Pool #MA4343	1.50	5/1/51	34
22	Fannie Mae, Pool #MA4445	1.50	10/1/41	18
20	Fannie Mae, Pool #CA7695	1.50	11/1/50	16
42	Fannie Mae, Pool #MA4441	1.50	10/1/36	36
21	Fannie Mae, Pool #MA4122	1.50	9/1/35	18
21	Fannie Mae, Pool #MA4236	1.50	1/1/51	16
20	Fannie Mae, Pool #CA7696	1.50	11/1/50	16
21	Fannie Mae, Pool #MA4342	1.50	5/1/41	17
21	Fannie Mae, Pool #BR4094	2.00	1/1/51	17
22	Fannie Mae, Pool #CB0497	2.00	5/1/51	18
21	Fannie Mae, Pool #CB0684	2.00	6/1/51	18
19	Fannie Mae, Pool #MA4208	2.00	12/1/50	16
23	Fannie Mae, Pool #BU7103	2.00	12/1/51	18
19	Fannie Mae, Pool #MA4360	2.00	6/1/36	17
40	Fannie Mae, Pool #BQ3004	2.00	10/1/50	33
39	Fannie Mae, Pool #BQ8341	2.00	12/1/50	32
40	Fannie Mae, Pool #CA8110	2.00	12/1/50	33
21	Fannie Mae, Pool #BQ9685	2.00	1/1/51	17
39	Fannie Mae, Pool #BQ7777	2.00	3/1/36	34
23	Fannie Mae, Pool #FM4969	2.00	12/1/50	19
38	Fannie Mae, Pool #BP9370	2.00	7/1/50	31
23	Fannie Mae, Pool #FS1621	2.00	7/1/51	19
17	Fannie Mae, Pool #MA4176	2.00	11/1/40	15
31	Fannie Mae, Pool #MA4128	2.00	9/1/40	26
37	Fannie Mae, Pool #MA4303	2.00	4/1/36	33
40	Fannie Mae, Pool #MA4255	2.00	2/1/51	33
39	Fannie Mae, Pool #MA4237	2.00	1/1/51	32
21	Fannie Mae, Pool #MA4119	2.00	9/1/50	17
42	Fannie Mae, Pool #MA4325	2.00	5/1/51	35
21	Fannie Mae, Pool #FM6559	2.00	3/1/51	17
20	Fannie Mae, Pool #CA8118	2.00	12/1/50	16
42	Fannie Mae, Pool #BR4435	2.00	4/1/51	35
22	Fannie Mae, Pool #MA4474	2.00	11/1/41	18
22	Fannie Mae, Pool #BT0240	2.00	9/1/51	18

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$20	Fannie Mae, Pool #MA4403	2.00	8/1/36	$18
42	Fannie Mae, Pool #MA4305	2.00	4/1/51	34
20	Fannie Mae, Pool #CA7833	2.00	11/1/50	16
41	Fannie Mae, Pool #MA4281	2.00	3/1/51	33
22	Fannie Mae, Pool #MA4602	2.00	5/1/37	20
21	Fannie Mae, Pool #BR0948	2.00	4/1/51	18
39	Fannie Mae, Pool #FM4788	2.00	11/1/50	32
23	Fannie Mae, Pool #FS0317	2.00	2/1/42	19
22	Fannie Mae, Pool #MA4437	2.00	10/1/51	18
42	Fannie Mae, Pool #FM6448	2.00	3/1/51	35
27	Fannie Mae, Pool #FM3755	2.00	9/1/35	24
19	Fannie Mae, Pool #CA7224	2.00	10/1/50	15
44	Fannie Mae, Pool #CB0325	2.00	4/1/51	36
37	Fannie Mae, Pool #CA9183	2.00	2/1/36	33
19	Fannie Mae, Pool #MA4182	2.00	11/1/50	15
45	Fannie Mae, Pool #FM7411	2.00	5/1/51	37
20	Fannie Mae, Pool #CA8687	2.00	1/1/51	17
19	Fannie Mae, Pool #CA7225	2.00	10/1/50	15
7	Fannie Mae, Pool #AS2673	2.00	5/1/29	7
41	Fannie Mae, Pool #CA8850	2.00	2/1/51	34
20	Fannie Mae, Pool #CA8893	2.00	2/1/51	17
20	Fannie Mae, Pool #FM5308	2.00	12/1/50	17
46	Fannie Mae, Pool #MA4511	2.00	1/1/52	38
22	Fannie Mae, Pool #FM9579	2.00	7/1/51	18
14	Fannie Mae, Pool #FM4039	2.00	10/1/35	13
18	Fannie Mae, Pool #BQ5110	2.50	11/1/50	15
12	Fannie Mae, Pool #BK2588	2.50	5/1/50	11
5	Fannie Mae, Pool #MA2789	2.50	10/1/36	4
15	Fannie Mae, Pool #BP5878	2.50	6/1/50	13
21	Fannie Mae, Pool #MA4399	2.50	8/1/51	18
21	Fannie Mae, Pool #MA4414	2.50	9/1/51	18
16	Fannie Mae, Pool #MA4256	2.50	2/1/51	14
42	Fannie Mae, Pool #BR7857	2.50	5/1/51	35
8	Fannie Mae, Pool #MA1277	2.50	12/1/27	8
21	Fannie Mae, Pool #FM9033	2.50	10/1/51	18
23	Fannie Mae, Pool #CB1828	2.50	10/1/51	20
21	Fannie Mae, Pool #BO4657	2.50	11/1/49	18
7	Fannie Mae, Pool #MA3930	2.50	2/1/35	6
21	Fannie Mae, Pool #CB1131	2.50	7/1/51	18
22	Fannie Mae, Pool #CB2868	2.50	2/1/52	19
8	Fannie Mae, Pool #MA3990	2.50	4/1/50	7
12	Fannie Mae, Pool #AU6677	2.50	9/1/28	11
11	Fannie Mae, Pool #MA4075	2.50	7/1/35	10
12	Fannie Mae, Pool #MA4078	2.50	7/1/50	10
14	Fannie Mae, Pool #AB7391	2.50	12/1/42	12
6	Fannie Mae, Pool #MA3154	2.50	10/1/32	5
18	Fannie Mae, Pool #CA8131	2.50	12/1/50	15
14	Fannie Mae, Pool #BQ0329	2.50	7/1/50	12

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$15	Fannie Mae, Pool #AP4742	2.50	8/1/27	$14
24	Fannie Mae, Pool #CA6074	2.50	6/1/50	20
15	Fannie Mae, Pool #MA4183	2.50	11/1/50	13
23	Fannie Mae, Pool #BU1451	2.50	1/1/52	19
10	Fannie Mae, Pool #AS8893	2.50	2/1/32	9
11	Fannie Mae, Pool #BD8046	2.50	9/1/31	10
24	Fannie Mae, Pool #FS0235	2.50	1/1/52	20
23	Fannie Mae, Pool #FS0547	2.50	2/1/52	20
23	Fannie Mae, Pool #FS1340	2.50	3/1/52	19
8	Fannie Mae, Pool #MA3902	2.50	1/1/50	7
21	Fannie Mae, Pool #MA4423	2.50	9/1/41	18
16	Fannie Mae, Pool #FM4231	2.50	9/1/50	14
22	Fannie Mae, Pool #BU5917	2.50	12/1/51	19
22	Fannie Mae, Pool #FM9543	2.50	12/1/51	19
22	Fannie Mae, Pool #FM8745	2.50	9/1/51	19
14	Fannie Mae, Pool #BC9041	2.50	11/1/31	13
7	Fannie Mae, Pool #MA3965	2.50	3/1/40	6
15	Fannie Mae, Pool #MA4159	2.50	10/1/50	13
13	Fannie Mae, Pool #MA4096	2.50	8/1/50	11
21	Fannie Mae, Pool #FM2881	2.50	4/1/50	18
14	Fannie Mae, Pool #MA2854	2.50	12/1/46	12
6	Fannie Mae, Pool #MA3827	2.50	11/1/34	6
30	Fannie Mae, Pool #FM4638	2.50	10/1/50	25
22	Fannie Mae, Pool #FM8997	2.50	10/1/51	19
6	Fannie Mae, Pool #MA3765	2.50	9/1/49	5
29	Fannie Mae, Pool #AO0752	3.00	4/1/42	26
8	Fannie Mae, Pool #CA5519	3.00	4/1/50	7
9	Fannie Mae, Pool #BO9169	3.00	12/1/49	8
28	Fannie Mae, Pool #AB7099	3.00	11/1/42	25
5	Fannie Mae, Pool #MA3127	3.00	9/1/37	5
8	Fannie Mae, Pool #MA1307	3.00	1/1/33	8
21	Fannie Mae, Pool #AB8897	3.00	4/1/43	19
11	Fannie Mae, Pool #BP6466	3.00	7/1/50	10
10	Fannie Mae, Pool #AU3353	3.00	8/1/43	9
24	Fannie Mae, Pool #AS0302	3.00	8/1/43	21
23	Fannie Mae, Pool #BU8883	3.00	3/1/52	20
8	Fannie Mae, Pool #MA3738	3.00	8/1/34	8
8	Fannie Mae, Pool #CA5423	3.00	3/1/50	7
8	Fannie Mae, Pool #MA3897	3.00	1/1/35	8
13	Fannie Mae, Pool #BC9003	3.00	11/1/46	12
6	Fannie Mae, Pool #MA3871	3.00	12/1/49	5
26	Fannie Mae, Pool #AS8483	3.00	12/1/46	24
11	Fannie Mae, Pool #AS8276	3.00	11/1/46	10
9	Fannie Mae, Pool #BP1932	3.00	4/1/50	8
6	Fannie Mae, Pool #AS8074	3.00	10/1/46	5
9	Fannie Mae, Pool #BO7242	3.00	1/1/50	8
7	Fannie Mae, Pool #MA2863	3.00	1/1/47	6
12	Fannie Mae, Pool #MA3834	3.00	11/1/49	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$7	Fannie Mae, Pool #FM1370	3.00	4/1/46	$6
19	Fannie Mae, Pool #AQ7920	3.00	12/1/42	17
8	Fannie Mae, Pool #BO6219	3.00	12/1/49	7
7	Fannie Mae, Pool #BO8947	3.00	1/1/50	6
6	Fannie Mae, Pool #MA3890	3.00	1/1/40	5
18	Fannie Mae, Pool #MA2246	3.00	4/1/30	17
7	Fannie Mae, Pool #AZ2936	3.00	9/1/45	6
22	Fannie Mae, Pool #CB3172	3.00	3/1/52	20
22	Fannie Mae, Pool #CB2759	3.00	2/1/52	20
4	Fannie Mae, Pool #MA3744	3.00	8/1/49	3
4	Fannie Mae, Pool #MA2523	3.00	2/1/36	4
9	Fannie Mae, Pool #MA3802	3.00	10/1/49	8
23	Fannie Mae, Pool #FS2122	3.00	3/1/52	20
23	Fannie Mae, Pool #CB3364	3.00	4/1/52	21
5	Fannie Mae, Pool #MA3237	3.00	1/1/48	5
23	Fannie Mae, Pool #BU1241	3.00	3/1/52	20
6	Fannie Mae, Pool #AB2047	3.00	1/1/26	5
4	Fannie Mae, Pool #MA3691	3.00	7/1/49	3
6	Fannie Mae, Pool #MA3905	3.00	1/1/50	5
14	Fannie Mae, Pool #MA3937	3.00	2/1/50	13
9	Fannie Mae, Pool #MA4048	3.00	6/1/50	8
6	Fannie Mae, Pool #MA2897	3.00	2/1/37	6
14	Fannie Mae, Pool #BC4764	3.00	10/1/46	12
4	Fannie Mae, Pool #FM1585	3.00	9/1/49	4
8	Fannie Mae, Pool #FM4317	3.00	9/1/50	7
10	Fannie Mae, Pool #FM3395	3.00	6/1/50	9
5	Fannie Mae, Pool #MA3831	3.00	11/1/39	5
8	Fannie Mae, Pool #AL9996	3.00	4/1/32	7
9	Fannie Mae, Pool #CA5668	3.00	5/1/50	8
5	Fannie Mae, Pool #FM2132	3.00	1/1/50	5
10	Fannie Mae, Pool #AL9263	3.00	10/1/46	9
4	Fannie Mae, Pool #FM1299	3.00	7/1/49	4
5	Fannie Mae, Pool #MA3339	3.00	4/1/33	4
6	Fannie Mae, Pool #BO3192	3.00	10/1/49	6
6	Fannie Mae, Pool #BO2201	3.00	9/1/49	5
5	Fannie Mae, Pool #BN7703	3.00	8/1/49	5
6	Fannie Mae, Pool #MA3377	3.00	5/1/48	5
4	Fannie Mae, Pool #MA3774	3.00	9/1/49	4
13	Fannie Mae, Pool #MA3991	3.00	4/1/50	12
10	Fannie Mae, Pool #MA4079	3.00	7/1/50	9
5	Fannie Mae, Pool #BM2000	3.50	5/1/47	5
5	Fannie Mae, Pool #ZM4908	3.50	11/1/47	5
5	Fannie Mae, Pool #MA3906	3.50	1/1/50	4
10	Fannie Mae, Pool #BJ4916	3.50	3/1/48	9
3	Fannie Mae, Pool #CA4026	3.50	5/1/49	3
5	Fannie Mae, Pool #FM1001	3.50	11/1/48	4
3	Fannie Mae, Pool #MA3692	3.50	7/1/49	3
5	Fannie Mae, Pool #BJ3716	3.50	12/1/47	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$4	Fannie Mae, Pool #MA3835	3.50	11/1/49	$4
5	Fannie Mae, Pool #MA3210	3.50	12/1/47	5
10	Fannie Mae, Pool #BM1568	3.50	7/1/47	9
5	Fannie Mae, Pool #FM1566	3.50	11/1/48	5
4	Fannie Mae, Pool #MA3059	3.50	7/1/37	4
3	Fannie Mae, Pool #BM5485	3.50	2/1/49	3
4	Fannie Mae, Pool #MA3057	3.50	7/1/47	4
6	Fannie Mae, Pool #AL1717	3.50	5/1/27	5
5	Fannie Mae, Pool #BK9038	3.50	10/1/33	5
47	Fannie Mae, Pool #MA4600	3.50	5/1/52	43
3	Fannie Mae, Pool #MA3637	3.50	4/1/49	2
3	Fannie Mae, Pool #MA3494	3.50	10/1/48	3
4	Fannie Mae, Pool #MA3305	3.50	3/1/48	4
6	Fannie Mae, Pool #MA3520	3.50	11/1/48	6
6	Fannie Mae, Pool #FM1911	3.50	7/1/48	6
4	Fannie Mae, Pool #BM4703	3.50	2/1/48	4
24	Fannie Mae, Pool #BU8723	3.50	6/1/52	21
3	Fannie Mae, Pool #MA3745	3.50	8/1/49	3
3	Fannie Mae, Pool #FM0020	3.50	7/1/49	3
14	Fannie Mae, Pool #MA2125	3.50	12/1/44	13
8	Fannie Mae, Pool #BP1947	3.50	4/1/50	7
24	Fannie Mae, Pool #MA4654	3.50	7/1/52	22
3	Fannie Mae, Pool #BA1893	3.50	8/1/45	3
7	Fannie Mae, Pool #MA3026	3.50	6/1/47	7
8	Fannie Mae, Pool #MA2706	3.50	8/1/46	7
9	Fannie Mae, Pool #BC2926	3.50	3/1/46	9
6	Fannie Mae, Pool #AS7388	3.50	6/1/46	6
4	Fannie Mae, Pool #AS6394	3.50	12/1/45	3
3	Fannie Mae, Pool #AS4236	3.50	1/1/45	3
9	Fannie Mae, Pool #AZ0862	3.50	7/1/45	8
4	Fannie Mae, Pool #MA3148	3.50	10/1/47	4
9	Fannie Mae, Pool #MA1980	3.50	8/1/44	8
12	Fannie Mae, Pool #AS4771	3.50	4/1/45	11
6	Fannie Mae, Pool #BC0443	3.50	12/1/45	5
5	Fannie Mae, Pool #BD5046	3.50	2/1/47	4
7	Fannie Mae, Pool #AS0024	3.50	7/1/43	7
7	Fannie Mae, Pool #AS6102	3.50	11/1/45	6
4	Fannie Mae, Pool #MA2522	3.50	2/1/46	4
7	Fannie Mae, Pool #BC1158	3.50	2/1/46	6
5	Fannie Mae, Pool #AB2052	3.50	1/1/26	5
4	Fannie Mae, Pool #MA3775	3.50	9/1/49	4
26	Fannie Mae, Pool #AQ0546	3.50	11/1/42	25
3	Fannie Mae, Pool #MA3663	3.50	5/1/49	3
2	Fannie Mae, Pool #MA3614	3.50	3/1/49	2
3	Fannie Mae, Pool #MA3597	3.50	2/1/49	2
9	Fannie Mae, Pool #MA3182	3.50	11/1/47	8
10	Fannie Mae, Pool #MA3243	3.50	1/1/38	9
6	Fannie Mae, Pool #AS7491	3.50	7/1/46	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$4	Fannie Mae, Pool #MA3746	4.00	8/1/49	$3
3	Fannie Mae, Pool #BM4991	4.00	9/1/48	3
3	Fannie Mae, Pool #BK0920	4.00	7/1/48	3
4	Fannie Mae, Pool #BM4306	4.00	9/1/25	4
9	Fannie Mae, Pool #AS3468	4.00	10/1/44	9
3	Fannie Mae, Pool #AS8532	4.00	12/1/46	3
4	Fannie Mae, Pool #MA3183	4.00	11/1/47	4
11	Fannie Mae, Pool #BK7943	4.00	11/1/48	11
3	Fannie Mae, Pool #BN0334	4.00	12/1/48	3
5	Fannie Mae, Pool #AS7558	4.00	7/1/46	5
7	Fannie Mae, Pool #AU8849	4.00	11/1/43	7
16	Fannie Mae, Pool #AO2959	4.00	5/1/42	15
4	Fannie Mae, Pool #FM1415	4.00	12/1/48	3
3	Fannie Mae, Pool #FM1571	4.00	12/1/48	3
8	Fannie Mae, Pool #AS3467	4.00	10/1/44	8
2	Fannie Mae, Pool #MA3615	4.00	3/1/49	2
6	Fannie Mae, Pool #AS9314	4.00	3/1/47	6
3	Fannie Mae, Pool #BK0909	4.00	7/1/48	3
4	Fannie Mae, Pool #MA3277	4.00	2/1/48	4
10	Fannie Mae, Pool #BM1066	4.00	2/1/47	9
4	Fannie Mae, Pool #AS7600	4.00	7/1/46	4
3	Fannie Mae, Pool #BD7060	4.00	3/1/47	3
3	Fannie Mae, Pool #CA2316	4.00	7/1/48	3
8	Fannie Mae, Pool #AS8823	4.00	2/1/47	8
7	Fannie Mae, Pool #MA2995	4.00	5/1/47	7
4	Fannie Mae, Pool #CA0183	4.00	8/1/47	4
3	Fannie Mae, Pool #MA3563	4.00	1/1/49	3
2	Fannie Mae, Pool #MA3592	4.00	2/1/49	2
5	Fannie Mae, Pool #BN6677	4.00	6/1/49	5
6	Fannie Mae, Pool #AH6242	4.00	4/1/26	6
4	Fannie Mae, Pool #FM1960	4.00	5/1/49	4
3	Fannie Mae, Pool #MA3638	4.00	4/1/49	3
3	Fannie Mae, Pool #FM0021	4.00	3/1/49	3
4	Fannie Mae, Pool #AZ7362	4.00	11/1/45	4
7	Fannie Mae, Pool #MA3121	4.00	9/1/47	7
3	Fannie Mae, Pool #MA3521	4.00	11/1/48	2
8	Fannie Mae, Pool #AX0841	4.00	9/1/44	8
24	Fannie Mae, Pool #MA4732	4.00	9/1/52	23
6	Fannie Mae, Pool #MA3804	4.00	10/1/49	5
7	Fannie Mae, Pool #BM2002	4.00	10/1/47	6
6	Fannie Mae, Pool #AS9831	4.00	6/1/47	5
4	Fannie Mae, Pool #MA2415	4.00	10/1/45	4
3	Fannie Mae, Pool #MA3639	4.50	4/1/49	3
11	Fannie Mae, Pool #AS9394	4.50	4/1/47	10
5	Fannie Mae, Pool #BM3286	4.50	11/1/47	4
3	Fannie Mae, Pool #BK4850	4.50	5/1/48	3
46	Fannie Mae, Pool #BV7928	4.50	8/1/52	44
2	Fannie Mae, Pool #MA3537	4.50	12/1/48	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$4	Fannie Mae, Pool #CA0623	4.50	10/1/47	$4
6	Fannie Mae, Pool #MA3747	4.50	8/1/49	6
5	Fannie Mae, Pool #AS2751	4.50	6/1/44	5
2	Fannie Mae, Pool #BN4309	4.50	1/1/49	2
22	Fannie Mae, Pool #AE0217	4.50	8/1/40	21
1	Fannie Mae, Pool #930998	4.50	4/1/29	1
4	Fannie Mae, Pool #CA1711	4.50	5/1/48	4
11	Fannie Mae, Pool #MA3184	4.50	11/1/47	11
17	Fannie Mae, Pool #AE0954	4.50	2/1/41	16
2	Fannie Mae, Pool #BK6328	4.50	6/1/48	2
4	Fannie Mae, Pool #BM3904	5.00	5/1/48	4
4	Fannie Mae, Pool #725027	5.00	11/1/33	4
10	Fannie Mae, Pool #725238	5.00	3/1/34	10
20	Fannie Mae, Pool #889117	5.00	10/1/35	20
3	Fannie Mae, Pool #890603	5.00	8/1/41	3
23	Fannie Mae, Pool #MA4761	5.00	9/1/52	23
24	Fannie Mae, Pool #FS3360	5.50	12/1/52	24
4	Fannie Mae, Pool #890221	5.50	12/1/33	4
25	Fannie Mae, Pool #MA5072	5.50	7/1/53	25
10	Fannie Mae, Pool #959451	6.00	12/1/37	10
50	Fannie Mae, 15 YR TBA	1.50	7/25/38	43
25	Fannie Mae, 15 YR TBA	4.50	7/25/38	25
25	Fannie Mae, 30 YR TBA	3.50	7/25/53	23
25	Fannie Mae, 30 YR TBA	4.00	7/25/53	23
50	Fannie Mae, 30 YR TBA	4.50	7/25/53	48
25	Fannie Mae, 30 YR TBA	5.00	8/25/53	25
50	Fannie Mae, 30 YR TBA	5.00	7/25/53	49
75	Fannie Mae, 30 YR TBA	5.50	7/25/53	76
25	Fannie Mae, 30 YR TBA	5.50	8/25/52	25
50	Fannie Mae, 30 YR TBA	6.00	7/25/53	50
25	Fannie Mae, 30 YR TBA	6.00	8/25/53	25
50	Fannie Mae, 30 YR TBA	6.50	7/25/53	52
18	Freddie Mac, Pool #SB8088	1.50	2/1/36	15
44	Freddie Mac, Pool #SD8154	1.50	7/1/51	34
43	Freddie Mac, Pool #QC0962	1.50	4/1/51	33
21	Freddie Mac, Pool #RB5110	1.50	5/1/41	17
19	Freddie Mac, Pool #SB8097	1.50	4/1/36	16
22	Freddie Mac, Pool #SB8144	1.50	3/1/37	19
22	Freddie Mac, Pool #QN9521	1.50	2/1/37	19
46	Freddie Mac, Pool #QD1254	2.00	11/1/51	38
42	Freddie Mac, Pool #QC0423	2.00	4/1/51	34
19	Freddie Mac, Pool #RB5095	2.00	1/1/41	15
32	Freddie Mac, Pool #SB8079	2.00	12/1/35	28
40	Freddie Mac, Pool #SD8128	2.00	2/1/51	32
41	Freddie Mac, Pool #QB7708	2.00	1/1/51	33
42	Freddie Mac, Pool #QB6893	2.00	12/1/50	35
23	Freddie Mac, Pool #QC7473	2.00	9/1/51	18
19	Freddie Mac, Pool #QB3926	2.00	10/1/50	15

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$13	Freddie Mac, Pool #SB8061	2.00	9/1/35	$12
19	Freddie Mac, Pool #SB8107	2.00	6/1/36	17
22	Freddie Mac, Pool #SD8098	2.00	10/1/50	18
21	Freddie Mac, Pool #RA3328	2.00	8/1/50	18
21	Freddie Mac, Pool #RA4214	2.00	12/1/50	17
41	Freddie Mac, Pool #SB8128	2.00	11/1/36	37
22	Freddie Mac, Pool #RA5040	2.00	4/1/51	18
22	Freddie Mac, Pool #RA5257	2.00	5/1/51	18
46	Freddie Mac, Pool #SD8188	2.00	1/1/52	38
21	Freddie Mac, Pool #SD8079	2.00	7/1/50	17
22	Freddie Mac, Pool #RA5155	2.00	5/1/51	18
23	Freddie Mac, Pool #SD8172	2.00	10/1/51	18
20	Freddie Mac, Pool #SD8121	2.00	1/1/51	16
41	Freddie Mac, Pool #SD7537	2.00	3/1/51	34
21	Freddie Mac, Pool #SD8146	2.00	5/1/51	17
45	Freddie Mac, Pool #SD8177	2.00	11/1/51	37
20	Freddie Mac, Pool #SB8115	2.00	8/1/36	17
23	Freddie Mac, Pool #QD5748	2.00	2/1/52	19
19	Freddie Mac, Pool #SB8510	2.00	2/1/36	17
16	Freddie Mac, Pool #RC1727	2.00	12/1/35	14
44	Freddie Mac, Pool #SD8160	2.00	8/1/51	36
23	Freddie Mac, Pool #SD8199	2.00	3/1/52	19
43	Freddie Mac, Pool #QC3697	2.00	6/1/51	35
22	Freddie Mac, Pool #QC3597	2.00	6/1/51	18
42	Freddie Mac, Pool #QC1333	2.00	5/1/51	35
46	Freddie Mac, Pool #SD8193	2.00	2/1/52	38
18	Freddie Mac, Pool #RA3205	2.00	8/1/50	15
21	Freddie Mac, Pool #RB5114	2.00	6/1/41	17
39	Freddie Mac, Pool #SD8113	2.00	12/1/50	32
21	Freddie Mac, Pool #RB5121	2.00	8/1/41	18
19	Freddie Mac, Pool #RA3575	2.00	9/1/50	15
31	Freddie Mac, Pool #RA2634	2.50	5/1/50	27
22	Freddie Mac, Pool #SB0301	2.50	4/1/35	20
20	Freddie Mac, Pool #QC2031	2.50	5/1/51	17
7	Freddie Mac, Pool #RB5043	2.50	4/1/40	6
13	Freddie Mac, Pool #SD8083	2.50	8/1/50	11
32	Freddie Mac, Pool #SD8114	2.50	12/1/50	27
16	Freddie Mac, Pool #SD8122	2.50	1/1/51	14
28	Freddie Mac, Pool #SB8045	2.50	5/1/35	26
22	Freddie Mac, Pool #SD8167	2.50	9/1/51	18
15	Freddie Mac, Pool #SD8099	2.50	10/1/50	13
23	Freddie Mac, Pool #SD8189	2.50	1/1/52	19
38	Freddie Mac, Pool #SD8141	2.50	4/1/51	32
21	Freddie Mac, Pool #RA3528	2.50	9/1/50	18
17	Freddie Mac, Pool #SD8129	2.50	2/1/51	14
16	Freddie Mac, Pool #ZS4687	2.50	11/1/46	13
16	Freddie Mac, Pool #QB3703	2.50	9/1/50	14
7	Freddie Mac, Pool #ZS8692	2.50	4/1/33	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$19	Freddie Mac, Pool #SD8147	2.50	5/1/51	$16
45	Freddie Mac, Pool #SD8183	2.50	12/1/51	38
20	Freddie Mac, Pool #SD8151	2.50	6/1/51	17
15	Freddie Mac, Pool #RA2897	2.50	6/1/50	13
8	Freddie Mac, Pool #G07445	2.50	7/1/43	7
16	Freddie Mac, Pool #QB3287	2.50	8/1/50	13
12	Freddie Mac, Pool #G18485	2.50	10/1/28	11
12	Freddie Mac, Pool #G18470	2.50	6/1/28	11
22	Freddie Mac, Pool #QC7457	2.50	9/1/51	18
11	Freddie Mac, Pool #RB5054	2.50	6/1/40	10
13	Freddie Mac, Pool #RA2595	2.50	5/1/50	11
32	Freddie Mac, Pool #RA2643	2.50	6/1/50	27
6	Freddie Mac, Pool #G18687	2.50	5/1/33	5
17	Freddie Mac, Pool #RA4527	2.50	2/1/51	14
24	Freddie Mac, Pool #QE2352	2.50	5/1/52	20
46	Freddie Mac, Pool #SD8194	2.50	2/1/52	39
21	Freddie Mac, Pool #SD8021	2.50	9/1/49	18
20	Freddie Mac, Pool #RA5286	2.50	5/1/51	17
22	Freddie Mac, Pool #RA5802	2.50	9/1/51	19
23	Freddie Mac, Pool #RA6621	2.50	1/1/52	19
42	Freddie Mac, Pool #RA5832	2.50	9/1/51	36
46	Freddie Mac, Pool #SD1011	2.50	4/1/52	39
22	Freddie Mac, Pool #RA6019	2.50	10/1/51	19
23	Freddie Mac, Pool #RA6136	2.50	10/1/51	20
46	Freddie Mac, Pool #RA6493	2.50	12/1/51	39
22	Freddie Mac, Pool #RA6815	2.50	2/1/52	19
23	Freddie Mac, Pool #SD8205	2.50	4/1/52	20
12	Freddie Mac, Pool #SD8030	3.00	12/1/49	11
35	Freddie Mac, Pool #ZS4522	3.00	7/1/43	31
17	Freddie Mac, Pool #G60989	3.00	12/1/46	15
5	Freddie Mac, Pool #QA1033	3.00	7/1/49	4
6	Freddie Mac, Pool #ZS4688	3.00	11/1/46	5
8	Freddie Mac, Pool #SB8046	3.00	5/1/35	7
40	Freddie Mac, Pool #SD8174	3.00	10/1/51	35
24	Freddie Mac, Pool #ZS4511	3.00	3/1/43	22
14	Freddie Mac, Pool #ZA2304	3.00	6/1/33	14
13	Freddie Mac, Pool #QB1382	3.00	7/1/50	12
10	Freddie Mac, Pool #QA9049	3.00	4/1/50	9
7	Freddie Mac, Pool #G61680	3.00	4/1/47	6
8	Freddie Mac, Pool #QA8065	3.00	3/1/50	8
6	Freddie Mac, Pool #J36428	3.00	2/1/32	6
23	Freddie Mac, Pool #QD9881	3.00	3/1/52	20
9	Freddie Mac, Pool #SD8074	3.00	7/1/50	8
11	Freddie Mac, Pool #G18663	3.00	10/1/32	10
14	Freddie Mac, Pool #ZS4706	3.00	3/1/47	13
12	Freddie Mac, Pool #G08737	3.00	12/1/46	11
8	Freddie Mac, Pool #G15145	3.00	7/1/29	8
3	Freddie Mac, Pool #G18518	3.00	7/1/29	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$16	Freddie Mac, Pool #ZS4606	3.00	3/1/45	$14
5	Freddie Mac, Pool #G18601	3.00	5/1/31	4
5	Freddie Mac, Pool #G08635	3.00	4/1/45	4
—	Freddie Mac, Pool #J25193	3.00	8/1/23	—
7	Freddie Mac, Pool #SD8056	3.00	4/1/50	6
11	Freddie Mac, Pool #ZS4658	3.00	4/1/46	9
7	Freddie Mac, Pool #ZM2089	3.00	11/1/46	6
5	Freddie Mac, Pool #G08803	3.00	3/1/48	5
8	Freddie Mac, Pool #G08698	3.50	3/1/46	7
2	Freddie Mac, Pool #J14069	3.50	1/1/26	2
16	Freddie Mac, Pool #G08636	3.50	4/1/45	15
3	Freddie Mac, Pool #Q57871	3.50	8/1/48	3
8	Freddie Mac, Pool #G08687	3.50	1/1/46	7
6	Freddie Mac, Pool #J30284	3.50	11/1/29	6
4	Freddie Mac, Pool #ZS4713	3.50	4/1/47	4
6	Freddie Mac, Pool #SD8011	3.50	9/1/49	6
9	Freddie Mac, Pool #RA2469	3.50	4/1/50	8
24	Freddie Mac, Pool #SD8038	3.50	1/1/50	22
5	Freddie Mac, Pool #V83453	3.50	10/1/47	5
4	Freddie Mac, Pool #G08770	3.50	7/1/47	3
7	Freddie Mac, Pool #G08761	3.50	5/1/47	6
5	Freddie Mac, Pool #G08620	3.50	12/1/44	5
7	Freddie Mac, Pool #G08784	3.50	10/1/47	6
23	Freddie Mac, Pool #SD8214	3.50	5/1/52	21
4	Freddie Mac, Pool #ZA5052	3.50	11/1/47	4
8	Freddie Mac, Pool #SB8007	3.50	9/1/34	7
8	Freddie Mac, Pool #RA1508	3.50	10/1/49	8
4	Freddie Mac, Pool #ZS4599	3.50	1/1/45	4
14	Freddie Mac, Pool #ZS4642	3.50	12/1/45	13
8	Freddie Mac, Pool #G61148	3.50	9/1/47	7
4	Freddie Mac, Pool #G08627	3.50	2/1/45	3
4	Freddie Mac, Pool #SD8001	3.50	7/1/49	3
17	Freddie Mac, Pool #G08554	3.50	10/1/43	16
3	Freddie Mac, Pool #ZS4771	3.50	6/1/48	3
7	Freddie Mac, Pool #ZS4651	3.50	3/1/46	6
12	Freddie Mac, Pool #ZS4618	3.50	6/1/45	11
4	Freddie Mac, Pool #ZS4659	3.50	4/1/46	3
6	Freddie Mac, Pool #Q43933	3.50	10/1/46	5
7	Freddie Mac, Pool #ZA4988	4.00	8/1/47	7
4	Freddie Mac, Pool #G08801	4.00	2/1/48	4
7	Freddie Mac, Pool #ZS4708	4.00	3/1/47	6
48	Freddie Mac, Pool #SD8244	4.00	9/1/52	45
10	Freddie Mac, Pool #A96286	4.00	1/1/41	9
3	Freddie Mac, Pool #ZT1840	4.00	9/1/48	3
5	Freddie Mac, Pool #ZT1320	4.00	11/1/48	5
6	Freddie Mac, Pool #C91395	4.00	9/1/31	5
49	Freddie Mac, Pool #SD8286	4.00	1/1/53	46
7	Freddie Mac, Pool #G08775	4.00	8/1/47	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$4	Freddie Mac, Pool #G08771	4.00	7/1/47	$4
5	Freddie Mac, Pool #SD0290	4.00	4/1/50	5
24	Freddie Mac, Pool #QE5462	4.00	7/1/52	23
9	Freddie Mac, Pool #G08567	4.00	1/1/44	9
15	Freddie Mac, Pool #ZL7781	4.00	2/1/44	14
10	Freddie Mac, Pool #G08606	4.00	9/1/44	10
3	Freddie Mac, Pool #ZA6946	4.00	5/1/49	2
7	Freddie Mac, Pool #Q58680	4.00	9/1/48	7
8	Freddie Mac, Pool #SD8070	4.00	6/1/50	7
13	Freddie Mac, Pool #G08637	4.00	4/1/45	12
8	Freddie Mac, Pool #ZS4631	4.00	9/1/45	8
3	Freddie Mac, Pool #ZT2106	4.00	3/1/49	3
49	Freddie Mac, Pool #SD8306	4.50	3/1/53	47
4	Freddie Mac, Pool #G08781	4.50	9/1/47	4
24	Freddie Mac, Pool #SD8266	4.50	11/1/52	23
4	Freddie Mac, Pool #C09059	4.50	3/1/44	4
24	Freddie Mac, Pool #SD8245	4.50	9/1/52	23
13	Freddie Mac, Pool #G01890	4.50	10/1/35	13
5	Freddie Mac, Pool #Q58217	4.50	9/1/48	5
5	Freddie Mac, Pool #Q52321	4.50	11/1/47	5
3	Freddie Mac, Pool #ZS4774	4.50	5/1/48	3
17	Freddie Mac, Pool #A97692	4.50	3/1/41	17
3	Freddie Mac, Pool #G08838	5.00	9/1/48	3
7	Freddie Mac, Pool #ZT1779	5.00	3/1/49	7
24	Freddie Mac, Pool #SD8288	5.00	1/1/53	24
8	Freddie Mac, Pool #G04817	5.00	9/1/38	9
9	Freddie Mac, Pool #G01962	5.00	12/1/35	9
50	Freddie Mac, Pool #SD8341	5.00	7/1/53	49
9	Freddie Mac, Pool #G05904	5.00	9/1/39	10
14	Freddie Mac, Pool #G01665	5.50	3/1/34	14
24	Freddie Mac, Pool #SD8300	5.50	2/1/53	24
10	Freddie Mac, Pool #G02794	6.00	5/1/37	10
1	Freddie Mac, Pool #C90989	6.00	9/1/26	1
20	Government National Mortgage Association, Pool #MA7366	2.00	5/20/51	17
21	Government National Mortgage Association, Pool #MA6994	2.00	11/20/50	18
23	Government National Mortgage Association, Pool #MA7880	2.00	2/20/52	19
18	Government National Mortgage Association, Pool #MA7135	2.00	1/20/51	15
41	Government National Mortgage Association, Pool #MA7471	2.00	7/20/51	35
34	Government National Mortgage Association, Pool #MA6930	2.00	10/20/50	29
21	Government National Mortgage Association, Pool #MA7588	2.00	9/20/51	18
33	Government National Mortgage Association, Pool #MA6864	2.00	9/20/50	28
44	Government National Mortgage Association, Pool #MA7704	2.00	11/20/51	37
38	Government National Mortgage Association, Pool #MA7254	2.00	3/20/51	32
18	Government National Mortgage Association, Pool #MA7051	2.00	12/20/50	15
23	Government National Mortgage Association, Pool #MA8041	2.00	5/20/52	20
23	Government National Mortgage Association, Pool #MA7986	2.00	4/20/52	20
23	Government National Mortgage Association, Pool #MA7826	2.00	1/20/52	19
22	Government National Mortgage Association, Pool #MA7766	2.00	12/20/51	19

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$23	Government National Mortgage Association, Pool #MA7935	2.00	3/20/52	$19
20	Government National Mortgage Association, Pool #MA7417	2.00	6/20/51	17
19	Government National Mortgage Association, Pool #MA7311	2.00	4/20/51	16
21	Government National Mortgage Association, Pool #MA7589	2.50	9/20/51	18
44	Government National Mortgage Association, Pool #MA6709	2.50	6/20/50	38
19	Government National Mortgage Association, Pool #MA7136	2.50	1/20/51	16
43	Government National Mortgage Association, Pool #MA7649	2.50	10/20/51	38
20	Government National Mortgage Association, Pool #MA7418	2.50	6/20/51	17
6	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	5
41	Government National Mortgage Association, Pool #MA7472	2.50	7/20/51	36
33	Government National Mortgage Association, Pool #MA7193	2.50	2/20/51	28
10	Government National Mortgage Association, Pool #MA6655	2.50	5/20/50	9
18	Government National Mortgage Association, Pool #MA7312	2.50	4/20/51	16
7	Government National Mortgage Association, Pool #MA6540	2.50	3/20/50	6
14	Government National Mortgage Association, Pool #MA6931	2.50	10/20/50	12
14	Government National Mortgage Association, Pool #MA6995	2.50	11/20/50	12
23	Government National Mortgage Association, Pool #MA8042	2.50	5/20/52	20
35	Government National Mortgage Association, Pool #MA6865	2.50	9/20/50	31
44	Government National Mortgage Association, Pool #MA7767	2.50	12/20/51	38
4	Government National Mortgage Association, Pool #MA1155	2.50	7/20/43	4
42	Government National Mortgage Association, Pool #MA7534	2.50	8/20/51	36
35	Government National Mortgage Association, Pool #MA7255	2.50	3/20/51	30
2	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	2
23	Government National Mortgage Association, Pool #MA7936	2.50	3/20/52	20
25	Government National Mortgage Association, Pool #MA6819	2.50	8/20/50	22
22	Government National Mortgage Association, Pool #MA7828	3.00	1/20/52	20
15	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	13
10	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	9
13	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	12
6	Government National Mortgage Association, Pool #MA6089	3.00	8/20/49	5
6	Government National Mortgage Association, Pool #MA6283	3.00	11/20/49	5
24	Government National Mortgage Association, Pool #MA8098	3.00	6/20/52	21
11	Government National Mortgage Association, Pool #MA3375	3.00	1/20/46	10
11	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	10
4	Government National Mortgage Association, Pool #MA5815	3.00	3/20/49	4
7	Government National Mortgage Association, Pool #MA3243	3.00	11/20/45	7
12	Government National Mortgage Association, Pool #MA6474	3.00	2/20/50	11
10	Government National Mortgage Association, Pool #MA6820	3.00	8/20/50	9
8	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	7
10	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	9
4	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	3
13	Government National Mortgage Association, Pool #MA4003	3.00	10/20/46	11
8	Government National Mortgage Association, Pool #MA6599	3.00	4/20/50	7
17	Government National Mortgage Association, Pool #MA6656	3.00	5/20/50	15
6	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	5
9	Government National Mortgage Association, Pool #MA6710	3.00	6/20/50	8
5	Government National Mortgage Association, Pool #MA4261	3.00	2/20/47	5
8	Government National Mortgage Association, Pool #MA4836	3.00	11/20/47	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$19	Government National Mortgage Association, Pool #MA6766	3.00	7/20/50	$17
8	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	7
8	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	7
9	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	8
15	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	13
15	Government National Mortgage Association, Pool #MA1011	3.00	5/20/43	13
6	Government National Mortgage Association, Pool #MA6338	3.00	12/20/49	5
6	Government National Mortgage Association, Pool #MA6409	3.00	1/20/50	6
5	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	5
5	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	5
8	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	7
7	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	6
8	Government National Mortgage Association, Pool #AA5897	3.00	12/15/42	7
22	Government National Mortgage Association, Pool #MA6218	3.00	10/20/49	20
8	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	8
4	Government National Mortgage Association, Pool #MA6339	3.50	12/20/49	4
7	Government National Mortgage Association, Pool #MA5875	3.50	4/20/49	6
4	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	4
4	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	4
9	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	9
8	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	8
8	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	7
5	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	5
5	Government National Mortgage Association, Pool #MA2826	3.50	5/20/45	5
6	Government National Mortgage Association, Pool #MA5019	3.50	2/20/48	5
7	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	7
8	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	7
8	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	7
3	Government National Mortgage Association, Pool #MA5762	3.50	2/20/49	3
7	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	7
5	Government National Mortgage Association, Pool #MA5191	3.50	5/20/48	5
4	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	3
4	Government National Mortgage Association, Pool #MA6219	3.50	10/20/49	4
17	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	16
6	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	6
24	Government National Mortgage Association, Pool #MA8199	3.50	8/20/52	22
7	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	7
4	Government National Mortgage Association, Pool #AB9211	3.50	11/15/42	3
10	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	9
5	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	4
14	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	14
7	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	7
7	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	7
4	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	4
8	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	7
7	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	7
8	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	8
7	Government National Mortgage Association, Pool #MA3105	3.50	9/20/45	7

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$8	Government National Mortgage Association, Pool #MA2223	3.50	9/20/44	$7
8	Government National Mortgage Association, Pool #MA6091	4.00	8/20/49	8
3	Government National Mortgage Association, Pool #MA5986	4.00	6/20/49	3
7	Government National Mortgage Association, Pool #MA6040	4.00	7/20/49	6
3	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	3
5	Government National Mortgage Association, Pool #MA3522	4.00	3/20/46	4
4	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	3
27	Government National Mortgage Association, Pool #MA1091	4.00	6/20/43	26
3	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	3
7	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	6
3	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	3
3	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	3
3	Government National Mortgage Association, Pool #MA5876	4.00	4/20/49	3
3	Government National Mortgage Association, Pool #MA5651	4.00	12/20/48	3
3	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	3
10	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	9
3	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	3
6	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	6
24	Government National Mortgage Association, Pool #MA8200	4.00	8/20/52	23
3	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	3
25	Government National Mortgage Association, Pool #MA8877	4.50	5/20/53	24
5	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	5
5	Government National Mortgage Association, Pool #MA5764	4.50	2/20/49	5
3	Government National Mortgage Association, Pool #MA5193	4.50	5/20/48	2
24	Government National Mortgage Association, Pool #4801	4.50	9/20/40	24
7	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	7
2	Government National Mortgage Association, Pool #MA5818	4.50	3/20/49	2
2	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	2
15	Government National Mortgage Association, Pool #721760	4.50	8/15/40	14
3	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	3
3	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	3
5	Government National Mortgage Association, Pool #MA2373	4.50	11/20/44	5
8	Government National Mortgage Association, Pool #MA5987	4.50	6/20/49	8
2	Government National Mortgage Association, Pool #MA5653	5.00	12/20/48	2
15	Government National Mortgage Association, Pool #4559	5.00	10/20/39	15
2	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	2
11	Government National Mortgage Association, Pool #697946	5.00	3/15/39	12
3	Government National Mortgage Association, Pool #MA5988	5.00	6/20/49	3
3	Government National Mortgage Association, Pool #MA5933	5.00	5/20/49	3
25	Government National Mortgage Association, 30 YR TBA	2.00	7/20/53	21
50	Government National Mortgage Association, 30 YR TBA	3.50	7/20/53	46
50	Government National Mortgage Association, 30 YR TBA	4.00	7/20/53	47
25	Government National Mortgage Association, 30 YR TBA	4.50	8/1/53	24
25	Government National Mortgage Association, 30 YR TBA	4.50	7/20/53	24
75	Government National Mortgage Association, 30 YR TBA	5.00	7/20/53	75
50	Government National Mortgage Association, 30 YR TBA	5.50	7/20/53	50
50	Government National Mortgage Association, 30 YR TBA	6.00	7/20/53	51
	Total U.S. Government Agency Mortgages			9,128

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities — 0.78%
$25	Fannie Mae	0.50	6/17/25	$23
25	Fannie Mae	0.75	10/8/27	22
25	Fannie Mae, Callable 9/18/23 @ 100.00	0.88	12/18/26	22
25	Fannie Mae	1.63	1/7/25	24
10	Fannie Mae	5.63	7/15/37	12
20	Fannie Mae	6.63	11/15/30	23
25	Fannie Mae	7.25	5/15/30	30
75	Federal Farm Credit Bank	0.88	11/18/24	70
25	Federal Farm Credit Bank	3.38	8/26/24	24
25	Federal Farm Credit Bank	4.25	9/26/24	25
25	Federal Home Loan Bank	2.75	6/28/24	24
40	Federal Home Loan Bank	2.75	12/13/24	39
40	Federal Home Loan Bank	2.88	9/13/24	38
25	Federal Home Loan Bank	3.25	11/16/28	24
25	Federal Home Loan Bank	5.00	2/28/25	25
50	Freddie Mac	0.38	7/21/25	45
15	Freddie Mac	6.25	7/15/32	17
10	Freddie Mac	6.75	3/15/31	12
5	Tennessee Valley Authority	3.50	12/15/42	4
25	Tennessee Valley Authority	3.88	3/15/28	24
30	Tennessee Valley Authority	5.88	4/1/36	34
	Total U.S. Government Agency Securities			561

	Corporate Bonds — 15.01%
145	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	130
25	Air Products & Chemicals, Inc. (Chemicals), Callable 11/15/39 @ 100.00	2.70	5/15/40	19
80	Amgen, Inc. (Biotechnology), Callable 8/21/39 @ 100.00	3.15	2/21/40	61
155	Amgen, Inc. (Biotechnology), Callable 6/18/29 @ 100.00	4.05	8/18/29	147
220	Anheuser-Busch InBev Worldwide, Inc. (Beverages)	4.95	1/15/42	215
140	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	138
95	Aptiv PLC/Aptiv Corp. (Automobile Components), Callable 7/18/23 @ 100.00	2.40	2/18/25	90
148	AT&T, Inc. (Diversified Telecommunication Services), Callable 3/15/55 @ 100.00	3.55	9/15/55	104
115	AT&T, Inc. (Diversified Telecommunication Services), Callable 12/1/28 @ 100.00	4.35	3/1/29	110
55	AT&T, Inc. (Diversified Telecommunication Services), Callable 9/9/48 @ 100.00	4.55	3/9/49	47
95	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	81
455	Bank of America Corp. (Banks), Callable 4/22/31 @ 100.00	2.69 (SOFR + 132 bps)(b)	4/22/32	377
90	Bank of America Corp., MTN (Banks), Callable 2/7/29 @ 100.00	3.97 (TSFR3M + 147 bps)(b)	2/7/30	83
95	Berkshire Hathaway Energy Co. (Multi-Utilities), Callable 8/1/44 @ 100.00	4.50	2/1/45	81
25	BP Capital Markets America, Inc. (Financial Services), Callable 8/24/49 @ 100.00	3.00	2/24/50	17
70	Bristol-Myers Squibb Co. (Pharmaceuticals), Callable 4/26/49 @ 100.00	4.25	10/26/49	62
137	Brown & Brown, Inc. (Insurance), Callable 12/15/30 @ 100.00	2.38	3/15/31	110
75	Bunge Ltd. Finance Corp. (Consumer Staples Distribution & Retail), Callable 2/14/31 @ 100.00	2.75	5/14/31	62
125	Capital One Financial Corp. (Consumer Finance), Callable 2/1/28 @ 100.00	5.47 (SOFR + 208 bps)(b)	2/1/29	120
190	Charter Communications Operating LLC/Charter Communications Operating Capital (Media), Callable 12/30/28 @ 100.00	5.05	3/30/29	182

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$150	Citigroup, Inc. (Banks), Callable 3/17/32 @ 100.00	3.79 (SOFR + 194 bps)(b)	3/17/33	$132
65	Citigroup, Inc. (Banks), Callable 4/23/28 @ 100.00	4.08 (TSFR3M + 145 bps)(b)	4/23/29	61
110	Citigroup, Inc. (Banks), Callable 3/31/30 @ 100.00	4.41 (SOFR + 391 bps)(b)	3/31/31	103
155	Collins Aerospace (Aerospace & Defense), Callable 12/15/26 @ 100.00	3.50	3/15/27	146
100	Comcast Corp. (Media), Callable 5/1/49 @ 100.00	4.00	11/1/49	82
25	Comcast Corp. (Media)	4.65	7/15/42	23
20	Consolidated Edison Co. of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	22
115	Constellation Brands, Inc. (Beverages), Callable 2/1/30 @ 100.00	2.88	5/1/30	100
115	CSX Corp. (Ground Transportation)	6.22	4/30/40	124
120	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/37 @ 100.00	4.78	3/25/38	111
60	CVS Health Corp. (Health Care Providers & Services), Callable 1/20/45 @ 100.00	5.13	7/20/45	55
70	Dell International LLC/EMC Corp. (Technology Hardware, Storage & Peripherals), Callable 8/1/26 @ 100.00	4.90	10/1/26	70
93	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	87
75	Digital Realty Trust LP (Specialized REITs), Callable 4/15/28 @ 100.00	4.45	7/15/28	70
35	Duke Energy Carolinas LLC (Electric Utilities), Callable 6/15/41 @ 100.00	4.25	12/15/41	30
25	Duke Energy Progress LLC (Electric Utilities), Callable 2/15/45 @ 100.00	4.20	8/15/45	21
225	Eastern Energy Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	217
50	EIDP, Inc. (Chemicals), Callable 2/15/33 @ 100.00	4.80	5/15/33	49
40	Elevance Health, Inc. (Health Care Providers & Services), Callable 2/15/30 @ 100.00	2.25	5/15/30	33
60	Elevance Health, Inc. (Health Care Providers & Services)	4.65	1/15/43	54
5	Energy Transfer LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	5
95	Energy Transfer LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	78
139	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	127
169	FedEx Corp. Pass Through Trust, Series 2020-1, Class - AA (Air Freight & Logistics)	1.88	2/20/34	138
45	Fiserv, Inc. (Financial Services), Callable 12/2/32 @ 100.00	5.60	3/2/33	46
45	General Motors Co. (Automobiles), Callable 9/1/25 @ 100.00	6.13	10/1/25	45
55	General Motors Financial Co., Inc. (Consumer Finance), Callable 1/26/25 @ 100.00	2.90	2/26/25	52
125	General Motors Financial Co., Inc. (Specialty Retail), Callable 2/6/30 @ 100.00	5.85	4/6/30	124
46	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	42
150	HCA, Inc. (Health Care Providers & Services)	5.38	2/1/25	149
35	HCA, Inc. (Health Care Providers & Services), Callable 3/1/33 @ 100.00	5.50	6/1/33	35
40	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 6/8/47 @ 100.00	3.73	12/8/47	31
100	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 11/10/32 @ 100.00	5.20	2/10/33	101
50	International Business Machines Corp. (IT Services)	4.00	6/20/42	42
40	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	41
115	JPMorgan Chase & Co. (Banks), Callable 4/22/31 @ 100.00	2.58 (TSFR3M + 125 bps)(b)	4/22/32	95
500	JPMorgan Chase & Co. (Banks), Callable 4/23/28 @ 100.00	4.01 (TSFR3M + 138 bps)(b)	4/23/29	470
100	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels), Callable 12/1/44 @ 100.00	5.55	6/1/45	91
80	Lincoln National Corp. (Insurance), Callable 10/15/30 @ 100.00	3.40	1/15/31	67
105	Lincoln National Corp. (Insurance), Callable 12/1/27 @ 100.00	3.80	3/1/28	95
20	LYB International Finance BV (Chemicals), Callable 9/15/43 @ 100.00	4.88	3/15/44	17
70	Martin Marietta Materials, Inc., Series CB (Construction Materials), Callable 12/15/29 @ 100.00	2.50	3/15/30	59

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$80	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 1/15/31 @ 100.00	2.95	4/15/31	$67
190	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 8/7/23 @ 102.13	4.25	9/1/25	184
110	Microsoft Corp. (Software), Callable 9/17/61 @ 100.00	3.04	3/17/62	80
55	Mohawk Industries, Inc. (Household Durables), Callable 2/15/30 @ 100.00	3.63	5/15/30	49
405	Morgan Stanley, MTN (Capital Markets), Callable 7/20/26 @ 100.00	1.51 (SOFR + 86 bps)(b)	7/20/27	359
225	Morgan Stanley, MTN (Capital Markets), Callable 1/23/29 @ 100.00	4.43 (TSFR3M + 189 bps)(b)	1/23/30	214
95	National Rural Utilities Cooperative Finance Corp. (Financial Services), Callable 7/15/32 @ 100.00	5.80	1/15/33	99
80	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 11/28/32 @ 100.00	5.05	2/28/33	79
40	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 8/28/52 @ 100.00	5.25	2/28/53	38
85	NNN REIT, Inc. (Retail REITs), Callable 1/15/30 @ 100.00	2.50	4/15/30	71
75	Northrop Grumman Corp. (Aerospace & Defense), Callable 4/15/47 @ 100.00	4.03	10/15/47	64
50	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	49
20	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 1/1/30 @ 100.00	2.85	4/1/30	18
20	Oklahoma Gas and Electric Co. (Electric Utilities), Callable 7/15/32 @ 100.00	5.40	1/15/33	20
35	Oklahoma Gas and Electric Co. (Electric Utilities), Callable 10/1/52 @ 100.00	5.60	4/1/53	35
70	Oracle Corp. (Software), Callable 11/15/44 @ 100.00	4.13	5/15/45	55
165	Ovintiv Exploration, Inc. (Oil, Gas & Consumable Fuels), Callable 10/1/25 @ 100.00	5.38	1/1/26	164
50	Pfizer Investment Enterprises Pte Ltd. (Capital Markets), Callable 11/19/42 @ 100.00	5.11	5/19/43	50
50	Pfizer, Inc. (Pharmaceuticals)	4.30	6/15/43	46
80	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	69
70	Principal Financial Group, Inc. (Insurance), Callable 3/15/30 @ 100.00	2.13	6/15/30	57
85	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	85
55	Prudential Financial, Inc. (Insurance)	4.60	5/15/44	48
15	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	16
30	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	24
50	Raytheon Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	46
95	Reliance Steel & Aluminum Co. (Metals & Mining), Callable 7/15/25 @ 100.00	1.30	8/15/25	87
70	Reliance Steel & Aluminum Co. (Metals & Mining), Callable 5/15/30 @ 100.00	2.15	8/15/30	57
140	RELX Capital, Inc. (Professional Services), Callable 2/22/30 @ 100.00	3.00	5/22/30	125
45	Roper Technologies, Inc. (Software), Callable 3/30/30 @ 100.00	2.00	6/30/30	37
70	Sabra Health Care LP (Health Care REITs), Callable 9/1/31 @ 100.00	3.20	12/1/31	52
30	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	28
80	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 11/30/46 @ 100.00	4.40	5/30/47	67
55	Southwest Airlines Co. (Passenger Airlines), Callable 4/15/27 @ 100.00	5.13	6/15/27	55
150	TCI Communications, Inc. (Media)	7.88	2/15/26	159
420	The Goldman Sachs Group, Inc. (Capital Markets), Callable 6/5/27 @ 100.00	3.69 (TSFR3M + 177 bps)(b)	6/5/28	394
55	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	51
40	The Home Depot, Inc. (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	41
125	The Interpublic Group of Cos., Inc. (Media)	4.20	4/15/24	123
25	The Interpublic Group of Cos., Inc. (Media), Callable 4/1/48 @ 100.00	5.40	10/1/48	24
60	The Travelers Cos., Inc. (Insurance)	5.35	11/1/40	61
90	The Walt Disney Co. (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	84

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$80	T-Mobile US, Inc. (Wireless Telecommunication Services), Callable 7/18/23 @ 101.13	2.25	2/15/26	$74
35	T-Mobile US, Inc. (Wireless Telecommunication Services), Callable 1/15/30 @ 100.00	3.88	4/15/30	32
25	T-Mobile US, Inc. (Wireless Telecommunication Services), Callable 7/15/52 @ 100.00	5.65	1/15/53	25
25	UDR, Inc. (Residential REITs), Callable 5/15/31 @ 100.00	3.00	8/15/31	21
45	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63	11/15/41	42
35	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75	7/15/45	34
70	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	75
25	Ventas Realty LP (Health Care REITs), Callable 11/1/24 @ 100.00	3.50	2/1/25	24
120	Ventas Realty LP (Diversified REITs), Callable 2/1/24 @ 100.00	3.75	5/1/24	118
40	Ventas Realty LP (Real Estate Management & Development), Callable 10/15/28 @ 100.00	4.40	1/15/29	37
40	Verizon Communications, Inc. (Diversified Telecommunication Services), Callable 12/15/31 @ 100.00	2.36	3/15/32	32
207	Verizon Communications, Inc. (Diversified Telecommunication Services), Callable 9/22/40 @ 100.00	3.40	3/22/41	160
55	Verizon Communications, Inc. (Diversified Telecommunication Services)	4.33	9/21/28	53
85	Virginia Electric and Power Co., Series B (Electric Utilities), Callable 3/15/47 @ 100.00	3.80	9/15/47	67
80	Warnermedia Holdings, Inc. (Diversified Telecommunication Services), Callable 12/15/31 @ 100.00	4.28	3/15/32	71
220	Wells Fargo & Co., MTN (Banks), Callable 10/30/29 @ 100.00	2.88 (TSFR3M + 143 bps)(b)	10/30/30	190
210	Wells Fargo & Co., MTN (Banks), Callable 5/22/27 @ 100.00	3.58 (TSFR3M + 157 bps)(b)	5/22/28	196
50	Wells Fargo & Co. (Banks), Callable 7/25/32 @ 100.00	4.90 (SOFR + 210 bps)(b)	7/25/33	48
55	WestRock MWV LLC (Containers & Packaging)	8.20	1/15/30	63
55	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	63
	Total Corporate Bonds			10,732

	U.S. Treasury Obligations — 29.36%
15	U.S. Treasury Bond	1.13	5/15/40	10
8	U.S. Treasury Bond	1.13	8/15/40	5
125	U.S. Treasury Bond	1.25	5/15/50	70
133	U.S. Treasury Bond	1.38	11/15/40	89
145	U.S. Treasury Bond	1.38	8/15/50	84
140	U.S. Treasury Bond	1.63	11/15/50	87
100	U.S. Treasury Bond	1.75	8/15/41	70
140	U.S. Treasury Bond	1.88	2/15/41	102
156	U.S. Treasury Bond	1.88	2/15/51	103
148	U.S. Treasury Bond	1.88	11/15/51	98
159	U.S. Treasury Bond	2.00	8/15/51	108
145	U.S. Treasury Bond	2.00	11/15/41	106
106	U.S. Treasury Bond	2.00	2/15/50	73
100	U.S. Treasury Bond	2.25	5/15/41	77
173	U.S. Treasury Bond	2.25	2/15/52	125
117	U.S. Treasury Bond	2.25	8/15/46	85
101	U.S. Treasury Bond	2.25	8/15/49	73
110	U.S. Treasury Bond	2.38	5/15/51	82
110	U.S. Treasury Bond	2.38	2/15/42	86

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$96	U.S. Treasury Bond	2.38	11/15/49	$72
75	U.S. Treasury Bond	2.50	5/15/46	58
80	U.S. Treasury Bond	2.50	2/15/46	62
60	U.S. Treasury Bond	2.50	2/15/45	46
55	U.S. Treasury Bond	2.75	8/15/47	44
80	U.S. Treasury Bond	2.75	11/15/47	64
10	U.S. Treasury Bond	2.75	11/15/42	8
60	U.S. Treasury Bond	2.88	5/15/43	50
60	U.S. Treasury Bond	2.88	8/15/45	50
65	U.S. Treasury Bond	2.88	11/15/46	54
94	U.S. Treasury Bond	2.88	5/15/49	78
147	U.S. Treasury Bond	2.88	5/15/52	122
50	U.S. Treasury Bond	3.00	11/15/45	42
50	U.S. Treasury Bond	3.00	2/15/48	42
115	U.S. Treasury Bond	3.00	8/15/52	98
55	U.S. Treasury Bond	3.00	5/15/47	46
95	U.S. Treasury Bond	3.00	8/15/48	80
90	U.S. Treasury Bond	3.00	2/15/49	76
75	U.S. Treasury Bond	3.00	2/15/47	63
50	U.S. Treasury Bond	3.00	5/15/45	42
100	U.S. Treasury Bond	3.00	11/15/44	85
22	U.S. Treasury Bond	3.13	8/15/44	19
90	U.S. Treasury Bond	3.13	2/15/43	78
80	U.S. Treasury Bond	3.13	5/15/48	69
25	U.S. Treasury Bond	3.13	11/15/41	22
125	U.S. Treasury Bond	3.25	5/15/42	112
10	U.S. Treasury Bond	3.38	8/15/42	9
75	U.S. Treasury Bond	3.38	5/15/44	68
30	U.S. Treasury Bond	3.38	11/15/48	27
8	U.S. Treasury Bond	3.50	2/15/39	8
75	U.S. Treasury Bond	3.63	8/15/43	70
100	U.S. Treasury Bond	3.63	2/15/44	94
73	U.S. Treasury Bond	3.63	2/15/53	70
75	U.S. Treasury Bond	3.63	5/15/53	72
75	U.S. Treasury Bond	3.75	11/15/43	72
33	U.S. Treasury Bond	3.75	8/15/41	32
30	U.S. Treasury Bond	3.88	2/15/43	29
25	U.S. Treasury Bond	3.88	5/15/43	24
10	U.S. Treasury Bond	3.88	8/15/40	10
73	U.S. Treasury Bond	4.00	11/15/52	75
25	U.S. Treasury Bond	4.00	11/15/42	25
100	U.S. Treasury Bond	4.25	11/15/40	104
35	U.S. Treasury Bond	4.38	5/15/41	37
15	U.S. Treasury Bond	4.38	5/15/40	16
25	U.S. Treasury Bond	4.38	11/15/39	26
25	U.S. Treasury Bond	4.38	2/15/38	27
50	U.S. Treasury Bond	4.50	2/15/36	54
35	U.S. Treasury Bond	4.63	2/15/40	38

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$70	U.S. Treasury Bond	4.75	2/15/41	$77
10	U.S. Treasury Bond	4.75	2/15/37	11
40	U.S. Treasury Bond	5.00	5/15/37	45
20	U.S. Treasury Bond	5.25	2/15/29	21
40	U.S. Treasury Bond	5.38	2/15/31	44
25	U.S. Treasury Bond	6.00	2/15/26	26
60	U.S. Treasury Bond	6.13	11/15/27	64
25	U.S. Treasury Bond	6.13	8/15/29	28
35	U.S. Treasury Bond	6.25	5/15/30	40
15	U.S. Treasury Bond	6.50	11/15/26	16
17	U.S. Treasury Bond	7.50	11/15/24	17
15	U.S. Treasury Bond	7.63	2/15/25	16
30	U.S. Treasury Note	0.25	7/31/25	27
135	U.S. Treasury Note	0.25	9/30/25	122
60	U.S. Treasury Note	0.25	8/31/25	54
50	U.S. Treasury Note	0.25	5/31/25	46
125	U.S. Treasury Note	0.25	10/31/25	113
115	U.S. Treasury Note	0.38	7/31/27	98
115	U.S. Treasury Note	0.38	7/15/24	109
60	U.S. Treasury Note	0.38	11/30/25	54
180	U.S. Treasury Note	0.38	9/15/24	170
82	U.S. Treasury Note	0.38	1/31/26	74
35	U.S. Treasury Note	0.38	9/30/27	30
25	U.S. Treasury Note	0.38	12/31/25	23
105	U.S. Treasury Note	0.38	8/15/24	99
80	U.S. Treasury Note	0.38	4/30/25	74
5	U.S. Treasury Note	0.50	4/30/27	4
100	U.S. Treasury Note	0.50	8/31/27	86
100	U.S. Treasury Note	0.50	10/31/27	85
130	U.S. Treasury Note	0.50	2/28/26	117
105	U.S. Treasury Note	0.50	6/30/27	91
195	U.S. Treasury Note	0.63	5/15/30	156
85	U.S. Treasury Note	0.63	11/30/27	73
80	U.S. Treasury Note	0.63	12/31/27	68
110	U.S. Treasury Note	0.63	10/15/24	104
140	U.S. Treasury Note	0.63	7/31/26	125
250	U.S. Treasury Note	0.63	8/15/30	199
5	U.S. Treasury Note	0.63	3/31/27	4
145	U.S. Treasury Note	0.75	3/31/26	131
42	U.S. Treasury Note	0.75	8/31/26	37
150	U.S. Treasury Note	0.75	5/31/26	135
120	U.S. Treasury Note	0.75	1/31/28	103
125	U.S. Treasury Note	0.75	4/30/26	113
100	U.S. Treasury Note	0.75	11/15/24	94
60	U.S. Treasury Note	0.88	6/30/26	54
145	U.S. Treasury Note	0.88	9/30/26	130
185	U.S. Treasury Note	0.88	11/15/30	150
135	U.S. Treasury Note	1.00	12/15/24	127

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$85	U.S. Treasury Note	1.00	7/31/28	$73
145	U.S. Treasury Note	1.13	10/31/26	130
125	U.S. Treasury Note	1.13	8/31/28	108
10	U.S. Treasury Note	1.13	2/28/27	9
70	U.S. Treasury Note	1.13	2/28/25	66
135	U.S. Treasury Note	1.13	1/15/25	127
251	U.S. Treasury Note	1.13	2/15/31	205
155	U.S. Treasury Note	1.13	2/29/28	135
65	U.S. Treasury Note	1.25	6/30/28	57
120	U.S. Treasury Note	1.25	9/30/28	104
145	U.S. Treasury Note	1.25	12/31/26	131
130	U.S. Treasury Note	1.25	3/31/28	114
45	U.S. Treasury Note	1.25	8/31/24	43
90	U.S. Treasury Note	1.25	4/30/28	79
100	U.S. Treasury Note	1.25	5/31/28	87
150	U.S. Treasury Note	1.25	11/30/26	135
270	U.S. Treasury Note	1.25	8/15/31	221
120	U.S. Treasury Note	1.38	10/31/28	104
115	U.S. Treasury Note	1.38	12/31/28	100
197	U.S. Treasury Note	1.38	11/15/31	162
90	U.S. Treasury Note	1.50	11/30/24	85
63	U.S. Treasury Note	1.50	2/15/30	54
85	U.S. Treasury Note	1.50	11/30/28	74
185	U.S. Treasury Note	1.50	1/31/27	168
30	U.S. Treasury Note	1.50	9/30/24	29
85	U.S. Treasury Note	1.50	2/15/25	80
140	U.S. Treasury Note	1.50	8/15/26	128
130	U.S. Treasury Note	1.63	8/15/29	113
120	U.S. Treasury Note	1.63	2/15/26	111
70	U.S. Treasury Note	1.63	9/30/26	64
195	U.S. Treasury Note	1.63	5/15/31	166
130	U.S. Treasury Note	1.63	5/15/26	120
120	U.S. Treasury Note	1.75	11/15/29	105
90	U.S. Treasury Note	1.75	1/31/29	80
75	U.S. Treasury Note	1.75	3/15/25	71
20	U.S. Treasury Note	1.75	12/31/26	18
88	U.S. Treasury Note	1.75	12/31/24	84
75	U.S. Treasury Note	1.88	7/31/26	69
85	U.S. Treasury Note	1.88	2/28/29	76
25	U.S. Treasury Note	1.88	6/30/26	23
180	U.S. Treasury Note	1.88	2/28/27	165
20	U.S. Treasury Note	1.88	8/31/24	19
247	U.S. Treasury Note	1.88	2/15/32	211
160	U.S. Treasury Note	2.00	11/15/26	148
140	U.S. Treasury Note	2.00	8/15/25	132
170	U.S. Treasury Note	2.00	2/15/25	162
65	U.S. Treasury Note	2.13	9/30/24	63
85	U.S. Treasury Note	2.13	5/15/25	81

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$50	U.S. Treasury Note	2.13	11/30/24	$48
55	U.S. Treasury Note	2.13	7/31/24	53
100	U.S. Treasury Note	2.13	5/31/26	94
150	U.S. Treasury Note	2.25	11/15/24	144
55	U.S. Treasury Note	2.25	10/31/24	53
55	U.S. Treasury Note	2.25	12/31/24	53
95	U.S. Treasury Note	2.25	11/15/25	90
160	U.S. Treasury Note	2.25	8/15/27	148
150	U.S. Treasury Note	2.25	11/15/27	138
165	U.S. Treasury Note	2.25	2/15/27	153
80	U.S. Treasury Note	2.25	3/31/26	75
80	U.S. Treasury Note	2.38	4/30/26	75
140	U.S. Treasury Note	2.38	5/15/27	130
100	U.S. Treasury Note	2.38	8/15/24	97
120	U.S. Treasury Note	2.38	5/15/29	109
70	U.S. Treasury Note	2.38	3/31/29	64
80	U.S. Treasury Note	2.50	3/31/27	75
60	U.S. Treasury Note	2.50	2/28/26	57
165	U.S. Treasury Note	2.63	2/15/29	153
85	U.S. Treasury Note	2.63	1/31/26	81
55	U.S. Treasury Note	2.63	7/31/29	51
70	U.S. Treasury Note	2.63	4/15/25	67
45	U.S. Treasury Note	2.63	5/31/27	42
75	U.S. Treasury Note	2.63	3/31/25	72
90	U.S. Treasury Note	2.63	12/31/25	86
218	U.S. Treasury Note	2.75	8/15/32	200
66	U.S. Treasury Note	2.75	7/31/27	62
75	U.S. Treasury Note	2.75	4/30/27	71
105	U.S. Treasury Note	2.75	2/15/28	99
90	U.S. Treasury Note	2.75	2/28/25	87
60	U.S. Treasury Note	2.75	5/31/29	56
65	U.S. Treasury Note	2.75	5/15/25	62
85	U.S. Treasury Note	2.75	8/31/25	81
90	U.S. Treasury Note	2.75	6/30/25	86
90	U.S. Treasury Note	2.88	4/30/25	87
238	U.S. Treasury Note	2.88	5/15/32	220
65	U.S. Treasury Note	2.88	6/15/25	63
65	U.S. Treasury Note	2.88	4/30/29	61
160	U.S. Treasury Note	2.88	5/15/28	151
75	U.S. Treasury Note	2.88	7/31/25	72
125	U.S. Treasury Note	2.88	8/15/28	118
90	U.S. Treasury Note	2.88	11/30/25	86
85	U.S. Treasury Note	3.00	9/30/25	82
85	U.S. Treasury Note	3.00	10/31/25	82
65	U.S. Treasury Note	3.00	7/31/24	63
60	U.S. Treasury Note	3.00	7/15/25	58
55	U.S. Treasury Note	3.13	8/31/29	52
60	U.S. Treasury Note	3.13	8/15/25	58

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$140	U.S. Treasury Note	3.13	11/15/28	$133
65	U.S. Treasury Note	3.13	8/31/27	62
70	U.S. Treasury Note	3.25	6/30/27	67
60	U.S. Treasury Note	3.25	6/30/29	57
65	U.S. Treasury Note	3.25	8/31/24	63
125	U.S. Treasury Note	3.38	5/15/33	121
90	U.S. Treasury Note	3.50	1/31/28	87
70	U.S. Treasury Note	3.50	1/31/30	68
170	U.S. Treasury Note	3.50	2/15/33	166
85	U.S. Treasury Note	3.50	4/30/28	83
70	U.S. Treasury Note	3.50	4/30/30	68
85	U.S. Treasury Note	3.50	9/15/25	83
70	U.S. Treasury Note	3.63	3/31/30	68
90	U.S. Treasury Note	3.63	3/31/28	88
90	U.S. Treasury Note	3.63	5/31/28	88
80	U.S. Treasury Note	3.63	5/15/26	78
70	U.S. Treasury Note	3.75	6/30/30	69
70	U.S. Treasury Note	3.75	5/31/30	69
80	U.S. Treasury Note	3.75	4/15/26	78
80	U.S. Treasury Note	3.88	1/15/26	79
90	U.S. Treasury Note	3.88	12/31/27	89
85	U.S. Treasury Note	3.88	3/31/25	83
85	U.S. Treasury Note	3.88	4/30/25	83
90	U.S. Treasury Note	3.88	11/30/27	89
75	U.S. Treasury Note	3.88	11/30/29	74
75	U.S. Treasury Note	3.88	12/31/29	74
75	U.S. Treasury Note	3.88	9/30/29	74
85	U.S. Treasury Note	4.00	12/15/25	84
85	U.S. Treasury Note	4.00	6/30/28	85
75	U.S. Treasury Note	4.00	10/31/29	75
80	U.S. Treasury Note	4.00	2/15/26	79
70	U.S. Treasury Note	4.00	2/28/30	70
90	U.S. Treasury Note	4.00	2/29/28	89
85	U.S. Treasury Note	4.13	1/31/25	84
90	U.S. Treasury Note	4.13	10/31/27	90
90	U.S. Treasury Note	4.13	9/30/27	89
80	U.S. Treasury Note	4.13	6/15/26	79
142	U.S. Treasury Note	4.13	11/15/32	145
85	U.S. Treasury Note	4.25	5/31/25	84
85	U.S. Treasury Note	4.25	10/15/25	84
85	U.S. Treasury Note	4.25	12/31/24	84
90	U.S. Treasury Note	4.25	9/30/24	89
90	U.S. Treasury Note	4.38	10/31/24	89
90	U.S. Treasury Note	4.50	11/30/24	89
85	U.S. Treasury Note	4.50	11/15/25	85
80	U.S. Treasury Note	4.63	3/15/26	80
85	U.S. Treasury Note	4.63	2/28/25	84
85	U.S. Treasury Note	4.63	6/30/25	85
	Total U.S. Treasury Obligations			21,003

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Yankee Dollars — 1.69%
$45	America Movil SAB de CV (Wireless Telecommunication Services)	6.13	11/15/37	$48
35	BHP Billiton Finance USA Ltd. (Metals & Mining)	5.00	9/30/43	35
64	British Telecommunications PLC (Diversified Telecommunication Services)	9.63	12/15/30	78
170	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 6/15/25 @ 100.00	2.05	7/15/25	159
45	Canadian Pacific Railway Co. (Transportation Infrastructure)	7.13	10/15/31	51
40	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75	6/15/30	48
90	Diageo Capital PLC (Financial Services)	5.88	9/30/36	96
80	Enbridge, Inc. (Oil, Gas & Consumable Fuels), Callable 2/1/51 @ 100.00	3.40	8/1/51	55
105	Equinor ASA (Oil, Gas & Consumable Fuels)	5.10	8/17/40	105
75	Iberdrola International BV (Electric Utilities)	5.81	3/15/25	75
80	Iberdrola International BV (Electric Utilities)	6.75	7/15/36	90
14	LYB International Finance BV (Chemicals)	4.00	7/15/23	14
40	Nutrien Ltd. (Chemicals), Callable 2/13/30 @ 100.00	2.95	5/13/30	35
60	Orange SA (Diversified Telecommunication Services)	9.00	3/1/31	74
70	Shell International Finance BV (Financial Services)	4.55	8/12/43	64
35	Telefonica Emisiones SA (Diversified Telecommunication Services)	7.05	6/20/36	38
70	The Toronto-Dominion Bank (Banks)	3.20	3/10/32	60
25	Vodafone Group PLC (Wireless Telecommunication Services)	4.13	5/30/25	24
55	Vodafone Group PLC (Wireless Telecommunication Services)	6.15	2/27/37	57
	Total Yankee Dollars			1,206

Shares
	Exchange-Traded Fund — 26.31%
396,740	Vanguard Short-Term Inflation-Protected Securities ETF			18,813
	Total Exchange-Traded Fund			18,813

	Investment Companies — 13.71%
79,279	State Street Institutional Treasury Money Market Fund, Premier Class	5.02(c)		79
9,723,990	State Street Institutional Treasury Plus Money Market Fund, Trust Class	4.97(c)		9,724
	Total Investment Companies			9,803

	Total Investments (cost $76,891) — 100.64%			71,975
	Liabilities in excess of other assets — (0.64)%			(456)
	Net Assets — 100.00%			$71,519

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2023.

(b)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2023.

(c)	Annualized 7-day yield as of period-end.

bps—Basis Points

ETF—Exchange-Traded Fund

MTN—Medium Term Note

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced purchase or sale commitment. Security is subject to delayed delivery

TSFR3M—3 Month SOFR

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (concluded) — June 30, 2023

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The Core Fixed Income Portfolio	Agincourt Capital Management, LLC	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Asset Backed Securities	—	0.18%	—	—	0.18%
Collateralized Mortgage Obligations	—	0.84%	—	—	0.84%
U.S. Government Agency Mortgages	—	12.76%	—	—	12.76%
U.S. Government Agency Securities	—	0.78%	—	—	0.78%
Corporate Bonds	15.01%	—	—	—	15.01%
U.S. Treasury Obligations	—	29.36%	—	—	29.36%
Yankee Dollars	1.69%	—	—	—	1.69%
Exchange Traded Fund	—	—	26.31%	—	26.31%
Investment Companies	0.11%	1.16%	0.01%	12.43%	13.71%
Other Assets (Liabilities)	0.19%	-0.83%	-0.02%	0.02%	-0.64%
Total Net Assets	17.00%	44.25%	26.30%	12.45%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Corporate Opportunities Portfolio

Portfolio of Investments — June 30, 2023

Shares	Security Description	Rate %	Value (000)
	Common Stock — 0.00%
1,740,900	ACC Claims Holding LLC (Financial Services) ^(a)(b)		$—
	Total Common Stock		—

	Investment Companies — 97.36%
129,168	Apollo Senior Floating Rate Fund, Inc.		1,668
111,376	Apollo Tactical Income Fund, Inc.		1,413
282,886	BlackRock Debt Strategies Fund, Inc.		2,769
224,000	BlackRock Floating Rate Income Strategies Fund, Inc.		2,735
256,758	BlackRock Floating Rate Income Trust		2,994
374,047	Blackstone Strategic Credit Term Fund		4,087
1,177,000	Federated Hermes Treasury Obligations Fund, Institutional Shares^^	4.75(c)	1,177
87,240	First Trust High Income Long/Short Fund		998
287,965	First Trust High Yield Opportunities 2027 Term Fund		3,951
373,586	First Trust Senior Floating Rate Income Fund II		3,699
60,395	Neuberger Berman High Yield Strategies Fund, Inc.		450
763,163	Nuveen Credit Strategies Income Fund		3,854
503,188	Nuveen Floating Rate Income Opportunity Fund		3,925
341,503	PGIM Global High Yield Fund, Inc.		3,746
324,067	PGIM High Yield Bond Fund, Inc.		4,025
277,339	PGIM Short Duration High Yield Opportunities Fund		4,129
75,426	PIMCO Access Income Fund		1,113
1,098,857	State Street Institutional Treasury Plus Money Market Fund, Trust Class	4.97(c)	162,163
1,878,857	State Street Institutional U.S. Government Money Market Fund, Administrative Class	4.78(c)	1,099
296,034	Western Asset Diversified Income Fund		3,988
310,578	Western Asset High Income Opportunity Fund, Inc.		1,174
101,625	Western Asset High Yield Defined Opportunity Fund, Inc.		1,194
	Total Investment Companies		216,351

	Total Investments (cost $217,024) — 97.36%		216,351
	Other assets in excess of liabilities — 2.64%		5,871
	Net Assets — 100.00%		$222,222

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2023.

^^	Purchased with cash collateral held from securities lending.

(a)	Escrow security due to bankruptcy.

(b)	Security was valued using significant unobservable inputs as of June 30, 2023.

(c)	Annualized 7-day yield as of period-end.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Corporate Opportunities Portfolio

Portfolio of Investments (concluded) — June 30, 2023

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The Corporate Opportunities Portfolio	City of London Investment Management Company, Limited	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stock	—	—	0.00%	0.00%
Investment Companies	23.86%	72.96%	0.54%	97.36%
Other Assets (Liabilities)	0.26%	2.89%	-0.51%	2.64%
Total Net Assets	24.12%	75.85%	0.03%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2023.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
5 Year US Treasury Note Future	930	9/29/23	$99,597	$(1,971)
E-Mini S&P 500 Future	305	9/15/23	68,446	2,176
			$168,043	$205
	Total Unrealized Appreciation			$2,176
	Total Unrealized Depreciation			(1,971)
	Total Net Unrealized Appreciation/(Depreciation)			$205

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities — 1.17%
$200	Fannie Mae	0.38	8/25/25	$182
400	Fannie Mae	0.50	11/7/25	362
650	Fannie Mae	0.50	6/17/25	596
150	Fannie Mae	0.63	4/22/25	139
550	Fannie Mae	0.75	10/8/27	476
200	Fannie Mae	0.88	8/5/30	160
100	Fannie Mae, Callable 9/18/23 @ 100.00	0.88	12/18/26	88
125	Fannie Mae	1.75	7/2/24	121
100	Fannie Mae	1.88	9/24/26	92
150	Fannie Mae	2.13	4/24/26	140
250	Fannie Mae	2.63	9/6/24	242
95	Fannie Mae	6.25	5/15/29	105
160	Fannie Mae	6.63	11/15/30	185
180	Fannie Mae	7.25	5/15/30	212
500	Federal Farm Credit Bank	0.88	11/18/24	471
250	Federal Farm Credit Bank	1.13	1/6/25	235
75	Federal Farm Credit Bank, Callable 7/14/23 @ 100.00	1.24	12/23/30	59
250	Federal Farm Credit Bank	1.75	2/14/25	237
125	Federal Farm Credit Bank	3.38	8/26/24	122
200	Federal Farm Credit Bank	4.25	9/26/24	197
700	Federal Home Loan Bank	0.50	4/14/25	646
100	Federal Home Loan Bank	1.25	12/21/26	90
450	Federal Home Loan Bank	2.75	6/28/24	438
150	Federal Home Loan Bank	2.88	9/13/24	146
250	Federal Home Loan Bank	3.25	3/8/24	246
300	Federal Home Loan Bank	3.25	6/9/28	286
600	Federal Home Loan Bank	3.25	11/16/28	571
800	Federal Home Loan Bank, Series 2, Callable 8/28/23 @ 100.00	4.00	8/28/25	780
250	Federal Home Loan Bank	4.63	12/13/24	248
165	Federal Home Loan Bank	5.50	7/15/36	185
100	Freddie Mac, Series 1	0.00(a)	11/15/38	49
300	Freddie Mac	0.25	12/4/23	294
400	Freddie Mac	0.38	7/21/25	365
500	Freddie Mac	0.38	9/23/25	453
100	Freddie Mac, Callable 7/27/23 @ 100.00	0.80	10/27/26	88
350	Freddie Mac	1.50	2/12/25	330
250	Freddie Mac	6.25	7/15/32	291
180	Freddie Mac	6.75	3/15/31	211
85	Tennessee Valley Authority	5.25	9/15/39	90
200	Tennessee Valley Authority	5.38	4/1/56	219
100	Tennessee Valley Authority	5.88	4/1/36	112
140	Tennessee Valley Authority	6.15	1/15/38	163
	Total U.S. Government Agency Securities			10,722

	U.S. Treasury Obligations — 44.90%
1,500	U.S. Treasury Bond	1.13	5/15/40	972
2,625	U.S. Treasury Bond	1.13	8/15/40	1,688
2,610	U.S. Treasury Bond	1.25	5/15/50	1,467

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$2,580	U.S. Treasury Bond	1.38	8/15/50	$1,499
1,965	U.S. Treasury Bond	1.38	11/15/40	1,315
2,820	U.S. Treasury Bond	1.63	11/15/50	1,751
2,625	U.S. Treasury Bond	1.75	8/15/41	1,844
2,140	U.S. Treasury Bond	1.88	2/15/41	1,554
3,605	U.S. Treasury Bond	1.88	11/15/51	2,379
2,695	U.S. Treasury Bond	1.88	2/15/51	1,785
4,335	U.S. Treasury Bond	2.00	8/15/51	2,955
1,370	U.S. Treasury Bond	2.00	2/15/50	939
3,320	U.S. Treasury Bond	2.00	11/15/41	2,430
1,750	U.S. Treasury Bond	2.25	5/15/41	1,348
1,250	U.S. Treasury Bond	2.25	8/15/49	908
1,985	U.S. Treasury Bond	2.25	2/15/52	1,434
1,260	U.S. Treasury Bond	2.25	8/15/46	920
3,860	U.S. Treasury Bond	2.38	5/15/51	2,869
1,880	U.S. Treasury Bond	2.38	2/15/42	1,464
3,000	U.S. Treasury Bond	2.38	11/15/49	2,241
1,135	U.S. Treasury Bond	2.50	2/15/46	873
800	U.S. Treasury Bond	2.50	5/15/46	615
2,015	U.S. Treasury Bond	2.50	2/15/45	1,559
2,320	U.S. Treasury Bond	2.75	11/15/47	1,866
450	U.S. Treasury Bond	2.75	8/15/42	371
1,110	U.S. Treasury Bond	2.75	8/15/47	893
855	U.S. Treasury Bond	2.75	11/15/42	703
2,381	U.S. Treasury Bond	2.88	5/15/43	1,990
2,000	U.S. Treasury Bond	2.88	5/15/49	1,653
1,895	U.S. Treasury Bond	2.88	5/15/52	1,570
955	U.S. Treasury Bond	2.88	11/15/46	786
780	U.S. Treasury Bond	2.88	8/15/45	644
955	U.S. Treasury Bond	3.00	11/15/44	808
1,370	U.S. Treasury Bond	3.00	2/15/48	1,155
1,460	U.S. Treasury Bond	3.00	8/15/48	1,232
440	U.S. Treasury Bond	3.00	2/15/47	370
1,670	U.S. Treasury Bond	3.00	8/15/52	1,420
1,010	U.S. Treasury Bond	3.00	5/15/45	853
1,645	U.S. Treasury Bond	3.00	2/15/49	1,391
670	U.S. Treasury Bond	3.00	11/15/45	565
1,075	U.S. Treasury Bond	3.00	5/15/47	905
1,125	U.S. Treasury Bond	3.00	5/15/42	967
1,000	U.S. Treasury Bond	3.13	2/15/42	879
827	U.S. Treasury Bond	3.13	2/15/43	720
1,230	U.S. Treasury Bond	3.13	8/15/44	1,064
1,030	U.S. Treasury Bond	3.13	5/15/48	889
1,000	U.S. Treasury Bond	3.13	11/15/41	881
850	U.S. Treasury Bond	3.25	5/15/42	758
1,130	U.S. Treasury Bond	3.38	5/15/44	1,018
2,900	U.S. Treasury Bond	3.38	11/15/48	2,622
1,315	U.S. Treasury Bond	3.38	8/15/42	1,193

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$40	U.S. Treasury Bond	3.50	2/15/39	$38
970	U.S. Treasury Bond	3.63	8/15/43	910
1,355	U.S. Treasury Bond	3.63	5/15/53	1,303
2,100	U.S. Treasury Bond	3.63	2/15/53	2,016
1,030	U.S. Treasury Bond	3.63	2/15/44	965
645	U.S. Treasury Bond	3.75	11/15/43	616
225	U.S. Treasury Bond	3.88	8/15/40	223
875	U.S. Treasury Bond	3.88	2/15/43	853
150	U.S. Treasury Bond	3.88	5/15/43	146
925	U.S. Treasury Bond	4.00	11/15/52	950
550	U.S. Treasury Bond	4.25	11/15/40	572
30	U.S. Treasury Bond	4.25	5/15/39	31
551	U.S. Treasury Bond	4.38	5/15/41	580
163	U.S. Treasury Bond	4.38	5/15/40	172
855	U.S. Treasury Bond	4.38	11/15/39	905
530	U.S. Treasury Bond	4.38	2/15/38	564
1,025	U.S. Treasury Bond	4.50	2/15/36	1,105
1,150	U.S. Treasury Bond	4.50	8/15/39	1,237
255	U.S. Treasury Bond	4.50	5/15/38	274
673	U.S. Treasury Bond	4.63	2/15/40	733
170	U.S. Treasury Bond	4.75	2/15/37	188
1,500	U.S. Treasury Bond	4.75	2/15/41	1,655
235	U.S. Treasury Bond	5.00	5/15/37	266
425	U.S. Treasury Bond	5.25	2/15/29	447
282	U.S. Treasury Bond	5.25	11/15/28	296
849	U.S. Treasury Bond	5.38	2/15/31	926
400	U.S. Treasury Bond	5.50	8/15/28	423
85	U.S. Treasury Bond	6.00	2/15/26	88
280	U.S. Treasury Bond	6.13	8/15/29	310
265	U.S. Treasury Bond	6.13	11/15/27	284
1,090	U.S. Treasury Bond	6.25	5/15/30	1,234
100	U.S. Treasury Bond	6.38	8/15/27	108
218	U.S. Treasury Bond	6.50	11/15/26	231
1,000	U.S. Treasury Bond	6.63	2/15/27	1,071
200	U.S. Treasury Bond	6.75	8/15/26	212
300	U.S. Treasury Bond	6.88	8/15/25	312
295	U.S. Treasury Bond	7.63	2/15/25	306
820	U.S. Treasury Note	0.25	8/31/25	744
1,675	U.S. Treasury Note	0.25	6/30/25	1,530
2,680	U.S. Treasury Note	0.25	10/31/25	2,419
1,110	U.S. Treasury Note	0.25	7/31/25	1,010
1,990	U.S. Treasury Note	0.25	9/30/25	1,802
2,525	U.S. Treasury Note	0.25	5/31/25	2,310
2,075	U.S. Treasury Note	0.38	7/31/27	1,775
3,130	U.S. Treasury Note	0.38	9/15/24	2,950
3,415	U.S. Treasury Note	0.38	9/30/27	2,906
1,400	U.S. Treasury Note	0.38	1/31/26	1,257
1,895	U.S. Treasury Note	0.38	12/31/25	1,708

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$2,265	U.S. Treasury Note	0.38	8/15/24	$2,143
2,855	U.S. Treasury Note	0.38	7/15/24	2,711
1,500	U.S. Treasury Note	0.38	11/30/25	1,354
1,560	U.S. Treasury Note	0.38	4/30/25	1,435
1,905	U.S. Treasury Note	0.50	3/31/25	1,762
2,600	U.S. Treasury Note	0.50	5/31/27	2,247
2,175	U.S. Treasury Note	0.50	2/28/26	1,954
2,425	U.S. Treasury Note	0.50	10/31/27	2,070
3,090	U.S. Treasury Note	0.50	8/31/27	2,651
1,900	U.S. Treasury Note	0.50	6/30/27	1,638
1,885	U.S. Treasury Note	0.50	4/30/27	1,633
1,575	U.S. Treasury Note	0.63	3/31/27	1,375
1,635	U.S. Treasury Note	0.63	7/31/26	1,457
3,895	U.S. Treasury Note	0.63	8/15/30	3,103
2,720	U.S. Treasury Note	0.63	5/15/30	2,179
2,305	U.S. Treasury Note	0.63	10/15/24	2,171
2,800	U.S. Treasury Note	0.63	12/31/27	2,392
2,885	U.S. Treasury Note	0.63	11/30/27	2,471
3,690	U.S. Treasury Note	0.75	4/30/26	3,323
2,800	U.S. Treasury Note	0.75	5/31/26	2,515
1,845	U.S. Treasury Note	0.75	8/31/26	1,646
2,960	U.S. Treasury Note	0.75	11/15/24	2,784
3,090	U.S. Treasury Note	0.75	3/31/26	2,793
4,025	U.S. Treasury Note	0.75	1/31/28	3,452
1,910	U.S. Treasury Note	0.88	9/30/26	1,709
2,295	U.S. Treasury Note	0.88	6/30/26	2,068
4,830	U.S. Treasury Note	0.88	11/15/30	3,909
3,640	U.S. Treasury Note	1.00	7/31/28	3,122
2,975	U.S. Treasury Note	1.00	12/15/24	2,800
650	U.S. Treasury Note	1.13	2/28/27	580
5,490	U.S. Treasury Note	1.13	2/15/31	4,515
3,775	U.S. Treasury Note	1.13	10/31/26	3,395
2,780	U.S. Treasury Note	1.13	1/15/25	2,614
3,550	U.S. Treasury Note	1.13	8/31/28	3,059
2,135	U.S. Treasury Note	1.13	2/28/25	2,001
2,465	U.S. Treasury Note	1.13	2/29/28	2,148
5,385	U.S. Treasury Note	1.25	8/15/31	4,419
2,235	U.S. Treasury Note	1.25	3/31/28	1,956
2,000	U.S. Treasury Note	1.25	12/31/26	1,800
1,515	U.S. Treasury Note	1.25	8/31/24	1,445
2,970	U.S. Treasury Note	1.25	9/30/28	2,571
3,510	U.S. Treasury Note	1.25	4/30/28	3,066
2,660	U.S. Treasury Note	1.25	5/31/28	2,321
3,195	U.S. Treasury Note	1.25	11/30/26	2,878
3,455	U.S. Treasury Note	1.25	6/30/28	3,008
3,775	U.S. Treasury Note	1.38	10/31/28	3,285
4,500	U.S. Treasury Note	1.38	11/15/31	3,710
3,200	U.S. Treasury Note	1.38	12/31/28	2,776

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$1,205	U.S. Treasury Note	1.38	1/31/25	$1,136
450	U.S. Treasury Note	1.38	8/31/26	410
1,485	U.S. Treasury Note	1.50	9/30/24	1,417
3,370	U.S. Treasury Note	1.50	2/15/25	3,181
2,400	U.S. Treasury Note	1.50	11/30/24	2,279
370	U.S. Treasury Note	1.50	10/31/24	352
1,000	U.S. Treasury Note	1.50	8/15/26	914
3,750	U.S. Treasury Note	1.50	11/30/28	3,280
435	U.S. Treasury Note	1.50	2/15/30	373
4,105	U.S. Treasury Note	1.50	1/31/27	3,719
600	U.S. Treasury Note	1.63	9/30/26	550
2,230	U.S. Treasury Note	1.63	8/15/29	1,945
3,500	U.S. Treasury Note	1.63	5/15/26	3,230
1,000	U.S. Treasury Note	1.63	10/31/26	914
1,400	U.S. Treasury Note	1.63	2/15/26	1,297
945	U.S. Treasury Note	1.63	11/30/26	863
4,455	U.S. Treasury Note	1.63	5/15/31	3,787
2,575	U.S. Treasury Note	1.75	1/31/29	2,277
2,350	U.S. Treasury Note	1.75	11/15/29	2,061
1,100	U.S. Treasury Note	1.75	12/31/26	1,007
1,160	U.S. Treasury Note	1.75	12/31/24	1,103
1,095	U.S. Treasury Note	1.75	3/15/25	1,036
1,245	U.S. Treasury Note	1.75	7/31/24	1,197
2,390	U.S. Treasury Note	1.88	7/31/26	2,213
475	U.S. Treasury Note	1.88	6/30/26	441
990	U.S. Treasury Note	1.88	8/31/24	951
1,650	U.S. Treasury Note	1.88	2/28/27	1,513
3,100	U.S. Treasury Note	1.88	2/15/32	2,655
2,500	U.S. Treasury Note	1.88	2/28/29	2,223
2,971	U.S. Treasury Note	2.00	2/15/25	2,827
1,825	U.S. Treasury Note	2.00	8/15/25	1,721
2,885	U.S. Treasury Note	2.00	11/15/26	2,669
1,450	U.S. Treasury Note	2.00	6/30/24	1,402
1,065	U.S. Treasury Note	2.13	9/30/24	1,024
1,750	U.S. Treasury Note	2.13	5/31/26	1,637
445	U.S. Treasury Note	2.13	11/30/24	426
2,985	U.S. Treasury Note	2.13	5/15/25	2,834
1,340	U.S. Treasury Note	2.13	7/31/24	1,294
1,675	U.S. Treasury Note	2.25	11/15/25	1,582
1,785	U.S. Treasury Note	2.25	2/15/27	1,660
2,500	U.S. Treasury Note	2.25	3/31/26	2,352
1,135	U.S. Treasury Note	2.25	11/15/24	1,090
2,575	U.S. Treasury Note	2.25	8/15/27	2,380
1,775	U.S. Treasury Note	2.25	11/15/27	1,635
790	U.S. Treasury Note	2.25	10/31/24	759
795	U.S. Treasury Note	2.25	12/31/24	761
3,200	U.S. Treasury Note	2.38	3/31/29	2,922
3,475	U.S. Treasury Note	2.38	8/15/24	3,363

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$2,065	U.S. Treasury Note	2.38	5/15/29	$1,883
2,510	U.S. Treasury Note	2.38	5/15/27	2,337
340	U.S. Treasury Note	2.38	4/30/26	321
2,000	U.S. Treasury Note	2.50	3/31/27	1,874
1,020	U.S. Treasury Note	2.50	1/31/25	979
615	U.S. Treasury Note	2.63	7/31/29	568
1,250	U.S. Treasury Note	2.63	5/31/27	1,175
2,885	U.S. Treasury Note	2.63	2/15/29	2,673
1,055	U.S. Treasury Note	2.63	1/31/26	1,004
2,120	U.S. Treasury Note	2.63	4/15/25	2,033
955	U.S. Treasury Note	2.63	3/31/25	917
1,205	U.S. Treasury Note	2.63	12/31/25	1,148
2,825	U.S. Treasury Note	2.75	2/15/28	2,655
780	U.S. Treasury Note	2.75	8/31/25	747
2,500	U.S. Treasury Note	2.75	2/28/25	2,408
4,160	U.S. Treasury Note	2.75	8/15/32	3,814
3,000	U.S. Treasury Note	2.75	5/31/29	2,793
850	U.S. Treasury Note	2.75	6/30/25	815
1,525	U.S. Treasury Note	2.75	5/15/25	1,465
750	U.S. Treasury Note	2.75	4/30/27	709
3,380	U.S. Treasury Note	2.88	8/15/28	3,185
3,000	U.S. Treasury Note	2.88	4/30/29	2,813
540	U.S. Treasury Note	2.88	7/31/25	519
800	U.S. Treasury Note	2.88	11/30/25	767
1,505	U.S. Treasury Note	2.88	5/31/25	1,448
3,610	U.S. Treasury Note	2.88	5/15/32	3,347
2,005	U.S. Treasury Note	2.88	6/15/25	1,929
2,995	U.S. Treasury Note	2.88	5/15/28	2,826
1,500	U.S. Treasury Note	2.88	4/30/25	1,444
880	U.S. Treasury Note	3.00	10/31/25	846
995	U.S. Treasury Note	3.00	9/30/25	957
1,190	U.S. Treasury Note	3.00	7/31/24	1,160
2,585	U.S. Treasury Note	3.00	7/15/25	2,491
1,000	U.S. Treasury Note	3.00	6/30/24	976
1,930	U.S. Treasury Note	3.13	8/15/25	1,864
3,380	U.S. Treasury Note	3.13	11/15/28	3,220
1,700	U.S. Treasury Note	3.25	6/30/29	1,626
2,200	U.S. Treasury Note	3.25	6/30/27	2,116
1,385	U.S. Treasury Note	3.25	8/31/24	1,352
3,130	U.S. Treasury Note	3.38	5/15/33	3,019
4,830	U.S. Treasury Note	3.50	2/15/33	4,705
1,905	U.S. Treasury Note	3.50	9/15/25	1,853
2,200	U.S. Treasury Note	3.50	1/31/28	2,137
1,245	U.S. Treasury Note	3.50	1/31/30	1,208
1,580	U.S. Treasury Note	3.63	5/15/26	1,541
1,545	U.S. Treasury Note	3.75	4/15/26	1,512
1,500	U.S. Treasury Note	3.88	4/30/25	1,471
1,740	U.S. Treasury Note	3.88	1/15/26	1,708

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$1,325	U.S. Treasury Note	3.88	12/31/29	$1,314
265	U.S. Treasury Note	3.88	11/30/29	263
1,900	U.S. Treasury Note	4.00	2/15/26	1,871
1,725	U.S. Treasury Note	4.00	12/15/25	1,698
1,580	U.S. Treasury Note	4.13	6/15/26	1,564
3,720	U.S. Treasury Note	4.13	11/15/32	3,802
1,835	U.S. Treasury Note	4.25	10/15/25	1,814
1,765	U.S. Treasury Note	4.50	11/15/25	1,756
1,555	U.S. Treasury Note	4.63	3/15/26	1,557
	Total U.S. Treasury Obligations			413,009

	Yankee Dollar — 0.01%
115	AID-Israel (Sovereign Bond)	5.50	9/18/23	115
	Total Yankee Dollar			115

Shares
	Exchange-Traded Fund — 52.59%
10,202,500	Vanguard Short-Term Inflation-Protected Securities ETF			483,803
	Total Exchange-Traded Fund			483,803

	Investment Company — 1.13%
10,373,528	State Street Institutional Treasury Plus Money Market Fund, Trust Class	4.97(b)		10,374
	Total Investment Company			10,374

	Total Investments (cost $968,794) — 99.80%			918,023
	Other assets in excess of liabilities — 0.20%			1,849
	Net Assets — 100.00%			$919,872

(a)	Zero Coupon Security. Effective rate shown is as of June 30, 2023.

(b)	Annualized 7-day yield as of period-end.

ETF—Exchange-Traded Fund

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2023

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The U.S. Government Fixed Income Securities Portfolio	Mellon Investments Corporation	Parametric Portfolio Associates, LLC	Total
U.S. Government Agency Securities	1.17%	—	1.17%
U.S. Treasury Obligations	44.90%	—	44.90%
Yankee Dollar	0.01%	—	0.01%
Exchange-Traded Fund	—	52.59%	52.59%
Investment Company	—	1.13%	1.13%
Other Assets (Liabilities)	0.13%	0.07%	0.20%
Total Net Assets	46.21%	53.79%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2023.

Futures Contracts Purchased*

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
10 Year US Treasury Note Future	91	9/20/23	$10,216	$(185)
			$10,216	$(185)
	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(185)
	Total Net Unrealized Appreciation/(Depreciation)			$(185)

*	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Options on Futures Contracts

Exchange-traded options on futures contacts written as of June 30, 2023 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
10 Year US Treasury Note Future Option	Put	50	$5,600	$112.00	7/21/23	$(29)
10 Year US Treasury Note Future Option	Put	100	10,950	109.50	8/25/23	(34)
10 Year US Treasury Note Future Option	Put	50	5,450	109.00	8/25/23	(13)
10 Year US Treasury Note Future Option	Put	100	11,000	110.00	8/25/23	(44)
						$(120)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds — 74.49%
$2,694	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	$2,409
537	Air Products & Chemicals, Inc. (Chemicals), Callable 11/15/39 @ 100.00	2.70	5/15/40	400
530	Alabama Power Co., Series B (Electric Utilities), Callable 6/1/47 @ 100.00	3.70	12/1/47	412
155	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	130
1,435	Amgen, Inc. (Biotechnology), Callable 8/21/39 @ 100.00	3.15	2/21/40	1,093
2,855	Amgen, Inc. (Biotechnology), Callable 6/18/29 @ 100.00	4.05	8/18/29	2,705
135	Amgen, Inc. (Biotechnology), Callable 12/15/50 @ 100.00	4.66	6/15/51	121
1,790	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	1,711
1,880	Anheuser-Busch InBev Worldwide, Inc. (Beverages)	4.95	1/15/42	1,839
2,465	Apple, Inc. (Technology Hardware, Storage & Peripherals), Callable 8/23/45 @ 100.00	4.65	2/23/46	2,426
1,730	Aptiv PLC/Aptiv Corp. (Automobile Components), Callable 7/18/23 @ 100.00	2.40	2/18/25	1,633
2,519	AT&T, Inc. (Diversified Telecommunication Services), Callable 3/15/55 @ 100.00	3.55	9/15/55	1,763
2,250	AT&T, Inc. (Diversified Telecommunication Services), Callable 12/1/28 @ 100.00	4.35	3/1/29	2,156
875	AT&T, Inc. (Diversified Telecommunication Services), Callable 9/9/48 @ 100.00	4.55	3/9/49	740
255	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	215
1,145	Atmos Energy Corp. (Gas Utilities), Callable 7/15/42 @ 100.00	4.15	1/15/43	977
5,480	Bank of America Corp. (Banks), Callable 4/22/31 @ 100.00	2.69 (SOFR + 132 bps)(a)	4/22/32	4,542
5,225	Bank of America Corp., MTN (Banks), Callable 2/7/29 @ 100.00	3.97 (TSFR3M + 147 bps)(a)	2/7/30	4,836
1,665	Berkshire Hathaway Energy Co. (Multi-Utilities), Callable 8/1/44 @ 100.00	4.50	2/1/45	1,414
265	BP Capital Markets America, Inc. (Financial Services), Callable 8/24/49 @ 100.00	3.00	2/24/50	185
1,245	Bristol-Myers Squibb Co. (Pharmaceuticals), Callable 4/26/49 @ 100.00	4.25	10/26/49	1,103
2,705	Brown & Brown, Inc. (Insurance), Callable 12/15/30 @ 100.00	2.38	3/15/31	2,172
705	Bunge Ltd. Finance Corp. (Consumer Staples Distribution & Retail), Callable 2/14/31 @ 100.00	2.75	5/14/31	587
1,305	Bunge Ltd. Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	1,225
3,000	Capital One Financial Corp. (Consumer Finance), Callable 2/1/28 @ 100.00	5.47 (SOFR + 208 bps)(a)	2/1/29	2,870
500	Capital One NA (Banks), Callable 1/28/25 @ 100.00	2.28 (SOFR + 91 bps)(a)	1/28/26	466
3,930	Charter Communications Operating LLC/Charter Communications Operating Capital (Media), Callable 12/30/28 @ 100.00	5.05	3/30/29	3,757
310	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	329
2,305	Citigroup, Inc. (Banks), Callable 3/17/32 @ 100.00	3.79 (SOFR + 194 bps)(a)	3/17/33	2,025
650	Citigroup, Inc. (Banks), Callable 4/23/28 @ 100.00	4.08 (TSFR3M + 145 bps)(a)	4/23/29	611
3,000	Citigroup, Inc. (Banks), Callable 3/31/30 @ 100.00	4.41 (SOFR + 391 bps)(a)	3/31/31	2,818
1,244	Collins Aerospace (Aerospace & Defense), Callable 12/15/26 @ 100.00 ^	3.50	3/15/27	1,171
655	Comcast Corp. (Media), Callable 5/1/49 @ 100.00	4.00	11/1/49	540
295	Comcast Corp. (Media)	4.65	7/15/42	271
2,185	Comcast Corp. (Media)	4.75	3/1/44	2,025
175	Consolidated Edison Co. of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	195
455	Constellation Brands, Inc. (Beverages), Callable 2/1/30 @ 100.00	2.88	5/1/30	396
1,695	Constellation Brands, Inc. (Beverages), Callable 5/1/29 @ 100.00	3.15	8/1/29	1,520
2,050	CSX Corp. (Ground Transportation)	6.22	4/30/40	2,210

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$2,415	CVS Health Corp. (Health Care Providers & Services), Callable 9/25/37 @ 100.00	4.78	3/25/38	$2,228
1,130	CVS Health Corp. (Health Care Providers & Services), Callable 1/20/45 @ 100.00	5.13	7/20/45	1,041
1,230	Dell International LLC/EMC Corp. (Technology Hardware, Storage & Peripherals), Callable 8/1/26 @ 100.00	4.90	10/1/26	1,221
1,565	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	1,458
315	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 9/15/25 @ 100.00	5.85	12/15/25	317
1,958	Digital Realty Trust LP (Specialized REITs), Callable 4/15/28 @ 100.00	4.45	7/15/28	1,829
805	Eastern Energy Gas Holdings LLC, Series B (Multi-Utilities), Callable 8/15/29 @ 100.00	3.00	11/15/29	702
1,830	Eastern Energy Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	1,769
685	EIDP, Inc. (Chemicals), Callable 4/15/30 @ 100.00	2.30	7/15/30	572
600	Elevance Health, Inc. (Health Care Providers & Services)	4.63	5/15/42	539
735	Elevance Health, Inc. (Health Care Providers & Services)	4.65	1/15/43	666
800	Energy Transfer LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	776
1,625	Energy Transfer LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	1,342
2,497	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	2,282
1,876	FedEx Corp. Pass Through Trust, Series 2020-1, Class - AA (Air Freight & Logistics)	1.88	2/20/34	1,531
990	Fiserv, Inc. (Financial Services), Callable 12/2/32 @ 100.00	5.60	3/2/33	1,005
780	General Motors Co. (Automobiles), Callable 9/1/25 @ 100.00	6.13	10/1/25	785
1,815	General Motors Financial Co., Inc. (Consumer Finance), Callable 1/26/25 @ 100.00	2.90	2/26/25	1,722
2,055	General Motors Financial Co., Inc. (Specialty Retail), Callable 2/6/30 @ 100.00	5.85	4/6/30	2,032
1,155	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	1,051
2,785	HCA, Inc. (Health Care Providers & Services)	5.38	2/1/25	2,757
590	HCA, Inc. (Health Care Providers & Services), Callable 3/1/33 @ 100.00	5.50	6/1/33	589
722	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 6/8/47 @ 100.00	3.73	12/8/47	561
1,840	Intel Corp. (Semiconductors & Semiconductor Equipment), Callable 11/10/32 @ 100.00	5.20	2/10/33	1,859
1,300	International Business Machines Corp. (IT Services)	3.00	5/15/24	1,269
765	International Business Machines Corp. (IT Services)	4.00	6/20/42	645
795	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	814
2,105	JPMorgan Chase & Co. (Banks), Callable 4/22/31 @ 100.00	2.58 (TSFR3M + 125 bps)(a)	4/22/32	1,744
3,018	JPMorgan Chase & Co. (Banks), Callable 5/6/29 @ 100.00	3.70 (TSFR3M + 142 bps)(a)	5/6/30	2,762
5,900	JPMorgan Chase & Co. (Banks), Callable 4/23/28 @ 100.00	4.01 (TSFR3M + 138 bps)(a)	4/23/29	5,554
1,665	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels), Callable 12/1/44 @ 100.00	5.55	6/1/45	1,523
1,365	Lincoln National Corp. (Insurance), Callable 10/15/30 @ 100.00 ^	3.40	1/15/31	1,146
2,000	Lincoln National Corp. (Insurance), Callable 12/1/27 @ 100.00 ^	3.80	3/1/28	1,806
200	LYB International Finance BV (Chemicals), Callable 9/15/43 @ 100.00	4.88	3/15/44	175
1,295	Martin Marietta Materials, Inc., Series CB (Construction Materials), Callable 12/15/29 @ 100.00	2.50	3/15/30	1,088
1,275	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 2/15/28 @ 100.00	2.45	4/15/28	1,111
810	Marvell Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 1/15/31 @ 100.00	2.95	4/15/31	676
3,589	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment), Callable 8/7/23 @ 102.13	4.25	9/1/25	3,475
2,055	Microsoft Corp. (Software), Callable 9/17/61 @ 100.00	3.04	3/17/62	1,498
960	Mohawk Industries, Inc. (Household Durables), Callable 2/15/30 @ 100.00 ^	3.63	5/15/30	862

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$5,250	Morgan Stanley, MTN (Capital Markets), Callable 7/20/26 @ 100.00	1.51 (SOFR + 86 bps)(a)	7/20/27	$4,652
5,085	Morgan Stanley, MTN (Capital Markets), Callable 1/23/29 @ 100.00	4.43 (TSFR3M + 189 bps)(a)	1/23/30	4,834
1,838	National Rural Utilities Cooperative Finance Corp. (Financial Services), Callable 7/15/32 @ 100.00	5.80	1/15/33	1,922
450	Netflix, Inc. (Entertainment)	5.88	2/15/25	452
1,490	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 11/28/32 @ 100.00	5.05	2/28/33	1,468
760	NextEra Energy Capital Holdings, Inc. (Electric Utilities), Callable 8/28/52 @ 100.00	5.25	2/28/53	730
1,580	NNN REIT, Inc. (Retail REITs), Callable 1/15/30 @ 100.00	2.50	4/15/30	1,311
1,395	Northrop Grumman Corp. (Aerospace & Defense), Callable 4/15/47 @ 100.00	4.03	10/15/47	1,194
1,056	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20	8/1/43	1,032
405	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 1/1/30 @ 100.00	2.85	4/1/30	367
400	Oklahoma Gas and Electric Co. (Electric Utilities), Callable 7/15/32 @ 100.00	5.40	1/15/33	406
630	Oklahoma Gas and Electric Co. (Electric Utilities), Callable 10/1/52 @ 100.00	5.60	4/1/53	636
1,460	Oracle Corp. (Software), Callable 11/15/44 @ 100.00	4.13	5/15/45	1,147
3,175	Ovintiv Exploration, Inc. (Oil, Gas & Consumable Fuels), Callable 10/1/25 @ 100.00	5.38	1/1/26	3,151
500	Pfizer Investment Enterprises Pte Ltd. (Capital Markets), Callable 11/19/42 @ 100.00	5.11	5/19/43	497
1,080	Pfizer, Inc. (Pharmaceuticals), Callable 3/15/38 @ 100.00	4.10	9/15/38	977
400	Pfizer, Inc. (Pharmaceuticals)	4.30	6/15/43	368
1,435	Philip Morris International, Inc. (Tobacco)	4.50	3/20/42	1,237
1,290	Principal Financial Group, Inc. (Insurance), Callable 3/15/30 @ 100.00	2.13	6/15/30	1,043
2,534	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	2,540
1,095	Prudential Financial, Inc. (Insurance)	4.60	5/15/44	954
152	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	164
265	Public Service Electric & Gas Co. (Electric Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	213
674	Raytheon Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	619
1,739	Reliance Steel & Aluminum Co. (Metals & Mining), Callable 7/15/25 @ 100.00	1.30	8/15/25	1,589
1,460	Reliance Steel & Aluminum Co. (Metals & Mining), Callable 5/15/30 @ 100.00	2.15	8/15/30	1,190
2,501	RELX Capital, Inc. (Professional Services), Callable 2/22/30 @ 100.00	3.00	5/22/30	2,225
850	Roper Technologies, Inc. (Software), Callable 3/30/30 @ 100.00	2.00	6/30/30	694
930	Sabra Health Care LP (Health Care REITs), Callable 9/1/31 @ 100.00	3.20	12/1/31	694
959	Sabra Health Care LP (Health Care REITs), Callable 5/15/26 @ 100.00	5.13	8/15/26	904
330	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 3/15/26 @ 100.00	3.25	6/15/26	311
920	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 11/30/46 @ 100.00	4.40	5/30/47	768
1,095	Southwest Airlines Co. (Passenger Airlines), Callable 4/15/27 @ 100.00	5.13	6/15/27	1,087
1,850	TCI Communications, Inc. (Media)	7.88	2/15/26	1,966
7,890	The Goldman Sachs Group, Inc. (Capital Markets), Callable 6/5/27 @ 100.00	3.69 (TSFR3M + 177 bps)(a)	6/5/28	7,410
345	The Home Depot, Inc. (Specialty Retail), Callable 6/6/48 @ 100.00	4.50	12/6/48	320
1,210	The Home Depot, Inc. (Specialty Retail), Callable 3/15/40 @ 100.00	5.40	9/15/40	1,247
1,065	The Interpublic Group of Cos., Inc. (Media) ^	4.20	4/15/24	1,048
2	The Interpublic Group of Cos., Inc. (Media), Callable 12/30/29 @ 100.00	4.75	3/30/30	2
575	The Interpublic Group of Cos., Inc. (Media), Callable 4/1/48 @ 100.00	5.40	10/1/48	541
475	The Travelers Cos., Inc. (Insurance)	5.35	11/1/40	487
901	The Travelers Cos., Inc. (Insurance)	6.25	6/15/37	990
1,485	The Walt Disney Co. (Entertainment), Callable 3/15/44 @ 100.00	4.75	9/15/44	1,393
720	T-Mobile US, Inc. (Wireless Telecommunication Services), Callable 7/18/23 @ 101.13	2.25	2/15/26	662

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$900	T-Mobile US, Inc. (Wireless Telecommunication Services), Callable 1/15/30 @ 100.00	3.88	4/15/30	$828
460	T-Mobile US, Inc. (Wireless Telecommunication Services), Callable 7/15/52 @ 100.00	5.65	1/15/53	468
400	Toyota Motor Credit Corp., MTN (Consumer Finance)	3.38	4/1/30	368
435	UDR, Inc. (Residential REITs), Callable 5/15/31 @ 100.00	3.00	8/15/31	368
140	United Parcel Service, Inc. (Air Freight & Logistics), Callable 9/15/48 @ 100.00	4.25	3/15/49	125
810	UnitedHealth Group, Inc. (Health Care Providers & Services), Callable 5/15/41 @ 100.00	4.63	11/15/41	759
905	UnitedHealth Group, Inc. (Health Care Providers & Services)	4.75	7/15/45	870
1,190	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	1,269
475	Ventas Realty LP (Health Care REITs), Callable 11/1/24 @ 100.00	3.50	2/1/25	455
670	Ventas Realty LP (Diversified REITs), Callable 2/1/24 @ 100.00	3.75	5/1/24	657
945	Ventas Realty LP (Real Estate Management & Development), Callable 10/15/28 @ 100.00	4.40	1/15/29	876
715	Verizon Communications, Inc. (Diversified Telecommunication Services), Callable 12/15/31 @ 100.00	2.36	3/15/32	575
3,830	Verizon Communications, Inc. (Diversified Telecommunication Services), Callable 9/22/40 @ 100.00	3.40	3/22/41	2,952
1,010	Verizon Communications, Inc. (Diversified Telecommunication Services)	4.33	9/21/28	974
625	Virginia Electric and Power Co., Series B (Electric Utilities), Callable 3/15/47 @ 100.00	3.80	9/15/47	490
820	Virginia Electric and Power Co., Series D (Electric Utilities), Callable 2/15/43 @ 100.00	4.65	8/15/43	722
1,455	Warnermedia Holdings, Inc. (Diversified Telecommunication Services), Callable 12/15/31 @ 100.00	4.28	3/15/32	1,291
5,380	Wells Fargo & Co., MTN (Banks), Callable 10/30/29 @ 100.00	2.88 (TSFR3M + 143 bps)(a)	10/30/30	4,652
2,190	Wells Fargo & Co., MTN (Banks), Callable 5/22/27 @ 100.00	3.58 (TSFR3M + 157 bps)(a)	5/22/28	2,040
610	Wells Fargo & Co. (Banks), Callable 7/25/32 @ 100.00	4.90 (SOFR + 210 bps)(a)	7/25/33	585
340	WestRock MWV LLC (Containers & Packaging)	8.20	1/15/30	388
3,045	WRKCo, Inc. (Containers & Packaging), Callable 1/15/26 @ 100.00	4.65	3/15/26	2,952
1,146	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	1,305
	Total Corporate Bonds			198,191

	Yankee Dollars — 8.18%
850	America Movil SAB de CV (Wireless Telecommunication Services)	6.13	11/15/37	901
645	BHP Billiton Finance USA Ltd. (Metals & Mining)	5.00	9/30/43	641
1,246	British Telecommunications PLC (Diversified Telecommunication Services)	9.63	12/15/30	1,525
880	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 6/15/25 @ 100.00	2.05	7/15/25	819
2,504	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85	6/1/27	2,358
935	Canadian Pacific Railway Co. (Transportation Infrastructure)	7.13	10/15/31	1,050
836	Deutsche Telekom International Finance BV (Diversified Telecommunication Services)	8.75	6/15/30	997
1,010	Diageo Capital PLC (Financial Services)	5.88	9/30/36	1,082
1,365	Enbridge, Inc. (Oil, Gas & Consumable Fuels), Callable 2/1/51 @ 100.00	3.40	8/1/51	947
1	Enbridge, Inc. (Oil, Gas & Consumable Fuels), Callable 4/15/27 @ 100.00	3.70	7/15/27	1
560	Equinor ASA (Oil, Gas & Consumable Fuels)	3.95	5/15/43	480
825	Equinor ASA (Oil, Gas & Consumable Fuels)	5.10	8/17/40	827
1,375	Iberdrola International BV (Electric Utilities)	5.81	3/15/25	1,377
1,490	Iberdrola International BV (Electric Utilities)	6.75	7/15/36	1,675
1,012	Nutrien Ltd. (Chemicals), Callable 2/13/30 @ 100.00	2.95	5/13/30	878
1,143	Orange SA (Diversified Telecommunication Services)	9.00	3/1/31	1,402

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Yankee Dollars (continued)
$1,445	Shell International Finance BV (Financial Services)	4.55	8/12/43	$1,328
850	Telefonica Emisiones SA (Diversified Telecommunication Services)	4.67	3/6/38	716
1,670	The Toronto-Dominion Bank (Banks)	3.20	3/10/32	1,437
475	Vodafone Group PLC (Wireless Telecommunication Services)	4.13	5/30/25	463
826	Vodafone Group PLC (Wireless Telecommunication Services)	6.15	2/27/37	862
	Total Yankee Dollars			21,766

Shares
	Exchange-Traded Fund — 14.48%
509,200	Vanguard Short-Term Corporate Bond ETF			38,526
	Total Exchange-Traded Fund			38,526

	Investment Companies — 3.35%
3,847,305	Federated Hermes Treasury Obligations Fund, Institutional Shares^^	4.75(b)		3,847
586,619	State Street Institutional Treasury Money Market Fund, Premier Class	5.02(b)		587
4,485,612	State Street Institutional Treasury Plus Money Market Fund, Trust Class	4.97(b)		4,486
	Total Investment Companies			8,920

	Total Investments (cost $292,178) — 100.50%			267,403
	Liabilities in excess of other assets — (0.50)%			(1,340)
	Net Assets — 100.00%			$266,063

^	All or part of this security was on loan as of June 30, 2023.

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2023.

(a)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2023.

(b)	Annualized 7-day yield as of period-end.

bps—Basis Points

ETF—Exchange-Traded Fund

MTN—Medium Term Note

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

TSFR3M—3 Month SOFR

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2023

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt Capital Management, LLC	Parametric Portfolio Associates	HC Capital Solutions	Total
Corporate Bonds	74.49%	—	—	74.49%
Yankee Dollars	8.18%	—	—	8.18%
Exchange-Traded Funds	—	14.48%	—	14.48%
Investment Companies	1.67%	0.03%	1.65%	3.35%
Other Assets (Liabilities)	-0.79%	—	0.29%	-0.50%
Total Net Assets	83.55%	14.51%	1.94%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Securities — 1.15%
$150	American Express Credit Account Master Trust, Series 2021-1, Class - A	0.90	11/15/26	$141
100	American Express Credit Account Master Trust, Series 2022-2, Class - A	3.39	5/15/27	97
150	American Express Credit Account Master Trust, Series 2022-4, Class - A	4.95	10/15/27	149
100	BA Credit Card Trust, Series 2022-A1, Class - A1	3.53	11/15/27	97
100	Barclays Dryrock Issuance Trust, Series 2022-1, Class - A	3.07	2/15/28	96
140	Capital One Multi-Asset Execution Trust, Series 2021-A2, Class - A2	1.39	7/15/30	118
200	Capital One Multi-Asset Execution Trust, Series 2022-A2, Class - A	3.49	5/15/27	192
100	Capital One Prime Auto Receivables Trust, Series 2022-1, Class - A3, Callable 3/15/26 @ 100.00	3.17	4/15/27	96
100	CarMax Auto Owner Trust, Series 2023-1, Class - A3, Callable 5/15/26 @ 100.00	4.75	10/15/27	99
150	GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class - A3, Callable 8/16/26 @ 100.00	4.66	2/16/28	148
100	Honda Auto Receivables Owner Trust, Series 2021-1, Class - A4, Callable 6/21/24 @ 100.00	0.42	1/21/28	95
100	Hyundai Auto Receivables Trust, Series 2022-A, Class - A3, Callable 6/15/26 @ 100.00	2.22	10/15/26	96
100	Hyundai Auto Receivables Trust, Series 2022-B, Class - A3, Callable 7/15/26 @ 100.00	3.72	11/16/26	97
150	Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class - A3, Callable 5/15/26 @ 100.00	4.51	11/15/27	147
100	Nissan Auto Receivables Owner Trust, Series 2023-A, Class - A3, Callable 10/15/26 @ 100.00	4.91	11/15/27	99
100	Synchrony Card Funding LLC, Series 2022-A1, Class - A, Callable 4/15/25 @ 100.00	3.37	4/15/28	96
100	Toyota Auto Receivables Owner Trust, Series 2021-A, Class - A4, Callable 1/15/25 @ 100.00	0.39	6/15/26	94
100	Toyota Auto Receivables Owner Trust, Series 2022-C, Class - A3, Callable 9/15/26 @ 100.00	3.76	4/15/27	97
200	World Omni Auto Receivables Trust, Series 2021-C, Class - A4, Callable 5/15/25 @ 100.00	0.64	9/15/27	182
200	World Omni Auto Receivables Trust, Series 2020-B, Class - A4, Callable 5/15/24 @ 100.00	0.82	1/15/26	192
75	World Omni Auto Receivables Trust, Series 2023-B, Class - A3, Callable 5/15/26 @ 100.00	4.66	5/15/28	74
	Total Asset Backed Securities			2,502

	Collateralized Mortgage Obligations — 5.40%
150	Bank, Series 2020-BN26, Class - A4, Callable 3/15/30 @ 100.00	2.40	3/15/63	124
300	Bank, Series 2021-BN37, Class - A5, Callable 11/15/31 @ 100.00	2.62(a)	11/15/64	246
100	Bank, Series 2019-BN21, Class - A5, Callable 10/15/29 @ 100.00	2.85	10/17/52	85
100	Bank, Series 2019-BNK19, Class - A3, Callable 7/15/29 @ 100.00	3.18	8/15/61	84
225	Bank, Series 2017-BNK9, Class - ASB, Callable 12/15/29 @ 100.00	3.47	11/15/54	215
300	Bank, Series 2018-BN10, Class - A5, Callable 2/15/28 @ 100.00	3.69	2/15/61	277
100	Bank, Series 2019-BN17, Class - A4, Callable 4/15/29 @ 100.00	3.71	4/15/52	91
150	Bank, Series 2022-BNK41, Class - A4	3.92(a)	4/15/65	135
—	Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2017-BNK3, Class - ASB, Callable 2/15/27 @ 100.00	3.37	2/15/50	—
60	BBCMS Mortgage Trust, Series 2020-C7, Class - AS, Callable 4/15/30 @ 100.00	2.44	4/15/53	48
100	Benchmark Mortgage Trust, Series 2020-IG1, Class - AS, Callable 1/15/30 @ 100.00	2.91(a)	9/15/43	74
200	Benchmark Mortgage Trust, Series 2022-B33, Class - A5, Callable 3/15/32 @ 100.00	3.46	3/15/55	175
250	Benchmark Mortgage Trust, Series 2019-B9, Class - A5, Callable 2/15/29 @ 100.00	4.02	3/15/52	226
200	Benchmark Mortgage Trust, Series 2018-B6, Class - A4, Callable 10/10/28 @ 100.00	4.26	10/10/51	184
157	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class - A4, Callable 1/10/25 @ 100.00	2.88	2/10/48	151
100	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class - AS, Callable 2/15/30 @ 100.00	2.92	2/15/53	78
150	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class - A4, Callable 12/15/29 @ 100.00	3.10	12/15/72	130
100	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class - A4, Callable 3/10/26 @ 100.00	3.31	4/10/49	93
100	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class - A5, Callable 2/10/26 @ 100.00	3.62	2/10/49	93
228	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class - A4, Callable 7/10/24 @ 100.00	3.62	7/10/47	221
183	COMM Mortgage Trust, Series 2015-LC19, Class - A4, Callable 1/10/27 @ 100.00	3.18	2/10/48	174
80	COMM Mortgage Trust, Series 2015-DC1, Class - A5, Callable 2/10/25 @ 100.00	3.35	2/10/48	76

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$100	COMM Mortgage Trust, Series 2014-UBS4, Class - AM, Callable 7/10/29 @ 100.00	3.97	8/10/47	$88
110	CSAIL Commercial Mortgage Trust, Series 2016-C7, Class - ASB, Callable 11/15/26 @ 100.00	3.31	11/15/49	105
198	Fannie Mae-ACES, Series 2020-M8, Class - A2	1.82	2/25/30	167
170	Fannie Mae-ACES, Series 2017-M7, Class - A2	2.96(a)	2/25/27	160
100	Fannie Mae-ACES, Series 2017-M11, Class - A2	2.98	8/25/29	92
196	Fannie Mae-ACES, Series 2022-M11, Class - A2	3.05(a)	10/25/27	183
198	Fannie Mae-ACES, Series 2017-M12, Class - A2	3.16(a)	6/25/27	187
171	Fannie Mae-ACES, Series 2017 M15, Class - ATS2	3.20(a)	11/25/27	160
239	Fannie Mae-ACES, Series 2018-M14, Class - A2	3.70(a)	8/25/28	229
182	Fannie Mae-ACES, Series 2019-M2, Class - A2	3.75(a)	11/25/28	174
300	Freddie Mac Multifamily Structured Pass Through Certificates, Series K117, Class - A2	1.41	8/25/30	243
300	Freddie Mac Multifamily Structured Pass Through Certificates, Series K1516, Class - A2	1.72	5/25/35	215
96	Freddie Mac Multifamily Structured Pass Through Certificates, Series K106, Class - A1	1.78	10/25/29	85
390	Freddie Mac Multifamily Structured Pass Through Certificates, Series K126, Class - A2	2.07	1/25/31	329
200	Freddie Mac Multifamily Structured Pass Through Certificates, Series K133, Class - A2	2.10	9/25/31	167
300	Freddie Mac Multifamily Structured Pass Through Certificates, Series K749, Class - AM	2.12	4/25/29	262
150	Freddie Mac Multifamily Structured Pass Through Certificates, Series K749, Class - A2	2.12(a)	3/25/29	132
100	Freddie Mac Multifamily Structured Pass Through Certificates, Series K136, Class - A2	2.13	11/25/31	84
300	Freddie Mac Multifamily Structured Pass Through Certificates, Series K1521, Class - A2	2.18	8/25/36	225
45	Freddie Mac Multifamily Structured Pass Through Certificates, Series K099, Class - A1	2.26	6/25/29	41
56	Freddie Mac Multifamily Structured Pass Through Certificates, Series K058, Class - A1	2.34	7/25/26	53
350	Freddie Mac Multifamily Structured Pass Through Certificates, Series K055, Class - A2	2.67	3/25/26	330
75	Freddie Mac Multifamily Structured Pass Through Certificates, Series K1514, Class - A2	2.86	10/25/34	64
200	Freddie Mac Multifamily Structured Pass Through Certificates, Series K147, Class - A2	3.00	6/25/32	178
100	Freddie Mac Multifamily Structured Pass Through Certificates, Series K092, Class - A2	3.30	4/25/29	94
100	Freddie Mac Multifamily Structured Pass Through Certificates, Series K047, Class - A2	3.33(a)	5/25/25	97
250	Freddie Mac Multifamily Structured Pass Through Certificates, Series K091, Class - A2	3.51	3/25/29	237
250	Freddie Mac Multifamily Structured Pass Through Certificates, Series K087, Class - A2	3.77	12/25/28	240
150	Freddie Mac Multifamily Structured Pass Through Certificates, Series K-152, Class - A2	3.78	11/25/32	142
500	Freddie Mac Multifamily Structured Pass Through Certificates, Series K077, Class - A2	3.85	5/25/28	483
400	Freddie Mac Multifamily Structured Pass Through Certificates, Series K081, Class - A2	3.90(a)	8/25/28	388
224	GS Mortgage Securities Trust, Series 2016-GS2, Class - A3, Callable 5/10/26 @ 100.00	2.79	5/10/49	207
200	GS Mortgage Securities Trust, Series 2019-GC42, Class - A4, Callable 9/10/29 @ 100.00	3.00	9/10/52	173
100	GS Mortgage Securities Trust, Series 2020-GC45, Class - AS, Callable 1/13/30 @ 100.00	3.17(a)	2/13/53	83
250	GS Mortgage Securities Trust, Series 2017-GS5, Class - A4, Callable 3/10/27 @ 100.00	3.67	3/10/50	226
100	GS Mortgage Securities Trust, Series 2018-GS10, Class - A5, Callable 7/10/28 @ 100.00	4.16(a)	7/10/51	92
137	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class - A5, Callable 10/15/25 @ 100.00	3.64	11/15/47	131
183	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class - A4, Callable 3/15/26 @ 100.00	3.80	9/15/47	175
183	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class - A4, Callable 11/15/26 @ 100.00	3.25	2/15/48	173
200	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class - A4, Callable 10/15/26 @ 100.00	3.53	12/15/47	191
200	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class - A5, Callable 5/15/27 @ 100.00	3.60	5/15/50	184
200	Morgan Stanley Capital I Trust, Series 2017-H1, Class - A4, Callable 6/15/27 @ 100.00	3.26	6/15/50	181

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$100	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class - A4, Callable 7/10/26 @ 100.00	3.06	10/10/48	$91
122	Wells Fargo Commercial Mortgage Trust, Series 2019-C53, Class - A4, Callable 10/15/29 @ 100.00	3.04	10/15/52	105
500	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class - A4, Callable 5/15/26 @ 100.00	3.10	6/15/49	459
183	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class - A4, Callable 8/15/25 @ 100.00	3.66	9/15/58	173
124	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class - A4, Callable 12/15/25 @ 100.00	3.81	12/15/48	117
169	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class - A5, Callable 6/15/24 @ 100.00	3.82	8/15/50	164
142	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class - C, Callable 2/15/25 @ 100.00	4.07	2/15/48	128
100	Wells Fargo Commercial Mortgage Trust, Series 2018-C47, Class - A4, Callable 10/15/28 @ 100.00	4.44	9/15/61	95
	Total Collateralized Mortgage Obligations			11,762

	U.S. Government Agency Mortgages — 82.04%
256	Fannie Mae, Pool #BQ5781	1.50	11/1/35	222
314	Fannie Mae, Pool #BQ3141	1.50	10/1/35	272
396	Fannie Mae, Pool #MA4343	1.50	5/1/51	306
145	Fannie Mae, Pool #MA4310	1.50	4/1/41	118
419	Fannie Mae, Pool #CB0711	1.50	6/1/51	325
373	Fannie Mae, Pool #MA4417	1.50	9/1/36	322
88	Fannie Mae, Pool #MA4445	1.50	10/1/41	72
380	Fannie Mae, Pool #MA4441	1.50	10/1/36	328
348	Fannie Mae, Pool #CB0310	1.50	4/1/36	301
21	Fannie Mae, Pool #MA4181	1.50	11/1/50	16
406	Fannie Mae, Pool #MA4280	1.50	3/1/51	313
379	Fannie Mae, Pool #FM6579	1.50	3/1/51	294
81	Fannie Mae, Pool #MA4286	1.50	3/1/41	66
178	Fannie Mae, Pool #MA4266	1.50	2/1/41	145
42	Fannie Mae, Pool #MA4342	1.50	5/1/41	34
134	Fannie Mae, Pool #FM9249	1.50	10/1/41	109
325	Fannie Mae, Pool #MA4236	1.50	1/1/51	252
171	Fannie Mae, Pool #MA4386	1.50	7/1/41	139
441	Fannie Mae, Pool #MA4354	1.50	6/1/51	341
454	Fannie Mae, Pool #MA4397	1.50	8/1/51	350
136	Fannie Mae, Pool #FS2037	1.50	5/1/37	117
387	Fannie Mae, Pool #CA7696	1.50	11/1/50	299
206	Fannie Mae, Pool #MA4302	1.50	4/1/36	178
98	Fannie Mae, Pool #BT2055	1.50	3/1/37	85
391	Fannie Mae, Pool #MA4304	1.50	4/1/51	301
108	Fannie Mae, Pool #MA4122	1.50	9/1/35	94
295	Fannie Mae, Pool #FS1327	1.50	6/1/36	255
387	Fannie Mae, Pool #CA7695	1.50	11/1/50	299
9	Fannie Mae, Pool #CA0052	2.00	7/1/32	9
227	Fannie Mae, Pool #FM4039	2.00	10/1/35	202

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$296	Fannie Mae, Pool #FM3755	2.00	9/1/35	$264
149	Fannie Mae, Pool #BP6626	2.00	8/1/50	122
367	Fannie Mae, Pool #MA4602	2.00	5/1/37	326
42	Fannie Mae, Pool #MA4071	2.00	7/1/40	35
30	Fannie Mae, Pool #MA4093	2.00	8/1/40	25
39	Fannie Mae, Pool #MA2906	2.00	2/1/32	36
329	Fannie Mae, Pool #CA9183	2.00	2/1/36	293
342	Fannie Mae, Pool #CA7225	2.00	10/1/50	279
268	Fannie Mae, Pool #MA4208	2.00	12/1/50	219
455	Fannie Mae, Pool #FS1334	2.00	11/1/51	373
450	Fannie Mae, Pool #FM4969	2.00	12/1/50	369
275	Fannie Mae, Pool #FS1621	2.00	7/1/51	224
15	Fannie Mae, Pool #AY4232	2.00	5/1/30	14
88	Fannie Mae, Pool #AS1058	2.00	11/1/28	83
372	Fannie Mae, Pool #FM6852	2.00	5/1/51	307
381	Fannie Mae, Pool #FM6448	2.00	3/1/51	313
317	Fannie Mae, Pool #CA7224	2.00	10/1/50	258
475	Fannie Mae, Pool #CA9273	2.00	2/1/51	388
430	Fannie Mae, Pool #FM9704	2.00	12/1/51	352
417	Fannie Mae, Pool #FM9579	2.00	7/1/51	340
458	Fannie Mae, Pool #FM7411	2.00	5/1/51	374
16	Fannie Mae, Pool #AS0001	2.00	7/1/28	15
172	Fannie Mae, Pool #MA4333	2.00	5/1/41	145
433	Fannie Mae, Pool #FM9441	2.00	4/1/51	354
395	Fannie Mae, Pool #CB0325	2.00	4/1/51	322
394	Fannie Mae, Pool #MA4442	2.00	10/1/36	349
44	Fannie Mae, Pool #FM9724	2.00	11/1/36	39
374	Fannie Mae, Pool #MA4128	2.00	9/1/40	310
387	Fannie Mae, Pool #FM5308	2.00	12/1/50	316
436	Fannie Mae, Pool #MA4378	2.00	7/1/51	356
299	Fannie Mae, Pool #BU7103	2.00	12/1/51	244
229	Fannie Mae, Pool #MA4437	2.00	10/1/51	187
461	Fannie Mae, Pool #MA4511	2.00	1/1/52	376
137	Fannie Mae, Pool #MA4287	2.00	3/1/41	116
234	Fannie Mae, Pool #BR4435	2.00	4/1/51	190
215	Fannie Mae, Pool #CA8118	2.00	12/1/50	175
506	Fannie Mae, Pool #FM4788	2.00	11/1/50	415
372	Fannie Mae, Pool #FM6555	2.00	4/1/51	305
127	Fannie Mae, Pool #FM5453	2.00	1/1/41	106
242	Fannie Mae, Pool #FM5044	2.00	12/1/50	199
355	Fannie Mae, Pool #BQ8341	2.00	12/1/50	290
347	Fannie Mae, Pool #BQ7777	2.00	3/1/36	308
363	Fannie Mae, Pool #BQ3004	2.00	10/1/50	297
332	Fannie Mae, Pool #BP9370	2.00	7/1/50	271
365	Fannie Mae, Pool #MA4360	2.00	6/1/36	324
150	Fannie Mae, Pool #MA4204	2.00	12/1/40	125
501	Fannie Mae, Pool #BQ5112	2.00	11/1/50	409
174	Fannie Mae, Pool #MA4176	2.00	11/1/40	149

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$450	Fannie Mae, Pool #CA8252	2.00	12/1/45	$368
398	Fannie Mae, Pool #CA8110	2.00	12/1/50	326
424	Fannie Mae, Pool #BT0240	2.00	9/1/51	346
396	Fannie Mae, Pool #CA7833	2.00	11/1/50	326
431	Fannie Mae, Pool #CB1787	2.00	10/1/51	352
409	Fannie Mae, Pool #CB1620	2.00	9/1/51	334
337	Fannie Mae, Pool #MA4403	2.00	8/1/36	299
257	Fannie Mae, Pool #FS0355	2.00	9/1/51	210
410	Fannie Mae, Pool #CB0497	2.00	5/1/51	336
406	Fannie Mae, Pool #CB0684	2.00	6/1/51	333
91	Fannie Mae, Pool #FS0317	2.00	2/1/42	77
67	Fannie Mae, Pool #BU8781	2.00	4/1/37	59
375	Fannie Mae, Pool #MA4305	2.00	4/1/51	306
516	Fannie Mae, Pool #BR4094	2.00	1/1/51	422
330	Fannie Mae, Pool #MA4303	2.00	4/1/36	293
358	Fannie Mae, Pool #MA4255	2.00	2/1/51	293
244	Fannie Mae, Pool #MA4119	2.00	9/1/50	199
464	Fannie Mae, Pool #BR0948	2.00	4/1/51	378
457	Fannie Mae, Pool #MA4536	2.00	2/1/37	405
365	Fannie Mae, Pool #MA4281	2.00	3/1/51	298
353	Fannie Mae, Pool #MA4237	2.00	1/1/51	289
375	Fannie Mae, Pool #BQ9685	2.00	1/1/51	306
255	Fannie Mae, Pool #MA4355	2.00	6/1/51	208
14	Fannie Mae, Pool #BJ4362	2.00	11/1/32	12
414	Fannie Mae, Pool #MA4182	2.00	11/1/50	338
371	Fannie Mae, Pool #CA8850	2.00	2/1/51	304
117	Fannie Mae, Pool #MA4155	2.00	10/1/35	104
88	Fannie Mae, Pool #MA4474	2.00	11/1/41	74
187	Fannie Mae, Pool #BQ5160	2.00	12/1/50	153
459	Fannie Mae, Pool #MA4158	2.00	10/1/50	375
370	Fannie Mae, Pool #BR2176	2.00	7/1/36	328
234	Fannie Mae, Pool #MA4325	2.00	5/1/51	191
464	Fannie Mae, Pool #CA8933	2.00	2/1/51	381
461	Fannie Mae, Pool #BK8461	2.00	1/1/51	376
407	Fannie Mae, Pool #CA8687	2.00	1/1/51	332
254	Fannie Mae, Pool #FM4231	2.50	9/1/50	217
289	Fannie Mae, Pool #FM3878	2.50	7/1/50	248
438	Fannie Mae, Pool #CB1828	2.50	10/1/51	371
219	Fannie Mae, Pool #CB1131	2.50	7/1/51	186
11	Fannie Mae, Pool #MA3830	2.50	11/1/39	10
101	Fannie Mae, Pool #MA3765	2.50	9/1/49	87
262	Fannie Mae, Pool #MA4256	2.50	2/1/51	222
9	Fannie Mae, Pool #MA3788	2.50	9/1/39	8
21	Fannie Mae, Pool #MA3737	2.50	8/1/34	19
143	Fannie Mae, Pool #MA3902	2.50	1/1/50	123
83	Fannie Mae, Pool #MA1210	2.50	10/1/27	78
300	Fannie Mae, Pool #CA7237	2.50	10/1/50	256
49	Fannie Mae, Pool #MA3955	2.50	3/1/35	44

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$6	Fannie Mae, Pool #AS8172	2.50	10/1/36	$5
319	Fannie Mae, Pool #FM4309	2.50	9/1/50	272
466	Fannie Mae, Pool #CA9289	2.50	2/1/51	396
471	Fannie Mae, Pool #FS0235	2.50	1/1/52	400
251	Fannie Mae, Pool #CA6304	2.50	7/1/50	213
232	Fannie Mae, Pool #CA6074	2.50	6/1/50	200
81	Fannie Mae, Pool #MA1277	2.50	12/1/27	76
68	Fannie Mae, Pool #FM3296	2.50	5/1/35	62
239	Fannie Mae, Pool #FM2881	2.50	4/1/50	205
235	Fannie Mae, Pool #BO4657	2.50	11/1/49	201
57	Fannie Mae, Pool #BE3032	2.50	1/1/32	53
179	Fannie Mae, Pool #MA4414	2.50	9/1/51	152
54	Fannie Mae, Pool #AU6387	2.50	11/1/28	50
49	Fannie Mae, Pool #MA3764	2.50	9/1/34	45
414	Fannie Mae, Pool #FM8997	2.50	10/1/51	353
404	Fannie Mae, Pool #CB0415	2.50	5/1/51	342
26	Fannie Mae, Pool #MA4016	2.50	5/1/40	23
66	Fannie Mae, Pool #MA4053	2.50	6/1/35	61
419	Fannie Mae, Pool #CB1556	2.50	9/1/51	358
37	Fannie Mae, Pool #AS8246	2.50	11/1/31	34
20	Fannie Mae, Pool #BJ3742	2.50	12/1/32	19
24	Fannie Mae, Pool #MA3282	2.50	2/1/33	22
228	Fannie Mae, Pool #MA4210	2.50	12/1/50	195
7	Fannie Mae, Pool #MA2888	2.50	1/1/47	6
28	Fannie Mae, Pool #BJ3944	2.50	1/1/33	26
242	Fannie Mae, Pool #BP5878	2.50	6/1/50	206
27	Fannie Mae, Pool #MA3801	2.50	10/1/49	23
299	Fannie Mae, Pool #FM4638	2.50	10/1/50	254
30	Fannie Mae, Pool #MA3217	2.50	12/1/32	28
19	Fannie Mae, Pool #MA2868	2.50	1/1/32	18
51	Fannie Mae, Pool #AS8892	2.50	2/1/32	46
48	Fannie Mae, Pool #MA3896	2.50	1/1/35	44
9	Fannie Mae, Pool #MA2854	2.50	12/1/46	7
235	Fannie Mae, Pool #BK2588	2.50	5/1/50	200
91	Fannie Mae, Pool #MA3154	2.50	10/1/32	83
411	Fannie Mae, Pool #BU5917	2.50	12/1/51	352
334	Fannie Mae, Pool #BQ5110	2.50	11/1/50	285
432	Fannie Mae, Pool #BU1451	2.50	1/1/52	367
70	Fannie Mae, Pool #AP4742	2.50	8/1/27	66
94	Fannie Mae, Pool #MA3827	2.50	11/1/34	87
306	Fannie Mae, Pool #CA8955	2.50	2/1/51	261
246	Fannie Mae, Pool #MA4078	2.50	7/1/50	210
261	Fannie Mae, Pool #CA6075	2.50	6/1/50	225
404	Fannie Mae, Pool #MA4517	2.50	1/1/37	368
64	Fannie Mae, Pool #MA3965	2.50	3/1/40	56
141	Fannie Mae, Pool #MA3990	2.50	4/1/50	120
374	Fannie Mae, Pool #BR7857	2.50	5/1/51	318
145	Fannie Mae, Pool #BQ0329	2.50	7/1/50	123

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$186	Fannie Mae, Pool #MA4075	2.50	7/1/35	$170
13	Fannie Mae, Pool #AS8437	2.50	12/1/36	12
184	Fannie Mae, Pool #MA4183	2.50	11/1/50	157
22	Fannie Mae, Pool #FM9543	2.50	12/1/51	19
472	Fannie Mae, Pool #CB2523	2.50	1/1/52	403
46	Fannie Mae, Pool #FS0547	2.50	2/1/52	39
219	Fannie Mae, Pool #FM3027	2.50	12/1/46	186
61	Fannie Mae, Pool #BC9041	2.50	11/1/31	57
414	Fannie Mae, Pool #FM9033	2.50	10/1/51	354
461	Fannie Mae, Pool #FM8745	2.50	9/1/51	391
215	Fannie Mae, Pool #CA8132	2.50	12/1/50	183
9	Fannie Mae, Pool #MA1511	2.50	7/1/33	8
54	Fannie Mae, Pool #AU2619	2.50	8/1/28	51
14	Fannie Mae, Pool #AZ6458	2.50	7/1/30	13
5	Fannie Mae, Pool #MA2789	2.50	10/1/36	4
333	Fannie Mae, Pool #CA8131	2.50	12/1/50	284
65	Fannie Mae, Pool #AO3019	2.50	5/1/27	62
421	Fannie Mae, Pool #FS0030	2.50	4/1/51	357
164	Fannie Mae, Pool #MA3246	2.50	1/1/33	150
335	Fannie Mae, Pool #MA4541	2.50	2/1/42	290
17	Fannie Mae, Pool #MA1270	2.50	11/1/32	15
248	Fannie Mae, Pool #MA4096	2.50	8/1/50	211
18	Fannie Mae, Pool #AS0513	2.50	8/1/43	16
22	Fannie Mae, Pool #CB2979	2.50	2/1/37	20
76	Fannie Mae, Pool #AB7391	2.50	12/1/42	66
22	Fannie Mae, Pool #AS4660	2.50	3/1/30	20
28	Fannie Mae, Pool #AU5334	2.50	11/1/28	26
426	Fannie Mae, Pool #CB1784	2.50	10/1/51	361
244	Fannie Mae, Pool #MA4159	2.50	10/1/50	208
397	Fannie Mae, Pool #MA4399	2.50	8/1/51	337
123	Fannie Mae, Pool #MA4099	2.50	8/1/35	112
114	Fannie Mae, Pool #FS1340	2.50	3/1/52	97
62	Fannie Mae, Pool #AS4946	2.50	5/1/30	58
156	Fannie Mae, Pool #MA2730	2.50	8/1/46	134
30	Fannie Mae, Pool #AT2717	2.50	5/1/43	26
272	Fannie Mae, Pool #FM3494	2.50	4/1/48	234
22	Fannie Mae, Pool #CA5423	3.00	3/1/50	19
23	Fannie Mae, Pool #MA3304	3.00	3/1/48	20
84	Fannie Mae, Pool #MA3774	3.00	9/1/49	74
323	Fannie Mae, Pool #AB7099	3.00	11/1/42	291
10	Fannie Mae, Pool #MA3078	3.00	7/1/37	9
116	Fannie Mae, Pool #AS7904	3.00	9/1/46	104
171	Fannie Mae, Pool #BP1932	3.00	4/1/50	151
10	Fannie Mae, Pool #MA3218	3.00	12/1/32	10
26	Fannie Mae, Pool #MA3331	3.00	4/1/48	23
44	Fannie Mae, Pool #MA3147	3.00	10/1/47	40
24	Fannie Mae, Pool #MA3339	3.00	4/1/33	22
23	Fannie Mae, Pool #CA4860	3.00	12/1/49	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$49	Fannie Mae, Pool #MA1527	3.00	8/1/33	$46
40	Fannie Mae, Pool #AS8186	3.00	10/1/46	36
57	Fannie Mae, Pool #FM1552	3.00	12/1/47	51
67	Fannie Mae, Pool #BE1901	3.00	12/1/46	60
22	Fannie Mae, Pool #MA3247	3.00	1/1/33	20
21	Fannie Mae, Pool #BJ2996	3.00	1/1/33	20
8	Fannie Mae, Pool #MA2065	3.00	10/1/34	8
95	Fannie Mae, Pool #BC4764	3.00	10/1/46	85
105	Fannie Mae, Pool #AT2014	3.00	4/1/43	95
259	Fannie Mae, Pool #BU1241	3.00	3/1/52	227
17	Fannie Mae, Pool #MA2579	3.00	4/1/36	15
79	Fannie Mae, Pool #MA2863	3.00	1/1/47	71
423	Fannie Mae, Pool #CB3172	3.00	3/1/52	373
79	Fannie Mae, Pool #AS8276	3.00	11/1/46	71
24	Fannie Mae, Pool #AS8424	3.00	12/1/36	22
27	Fannie Mae, Pool #AS8483	3.00	12/1/46	24
454	Fannie Mae, Pool #CB2755	3.00	2/1/52	402
24	Fannie Mae, Pool #MA1338	3.00	2/1/33	23
13	Fannie Mae, Pool #MA2897	3.00	2/1/37	12
16	Fannie Mae, Pool #MA2961	3.00	4/1/37	15
82	Fannie Mae, Pool #MA2246	3.00	4/1/30	78
18	Fannie Mae, Pool #MA3897	3.00	1/1/35	17
114	Fannie Mae, Pool #MA3905	3.00	1/1/50	101
14	Fannie Mae, Pool #MA3185	3.00	11/1/37	13
24	Fannie Mae, Pool #MA3631	3.00	4/1/34	23
16	Fannie Mae, Pool #BK1015	3.00	2/1/33	15
116	Fannie Mae, Pool #AL9865	3.00	2/1/47	104
29	Fannie Mae, Pool #MA2230	3.00	4/1/35	27
38	Fannie Mae, Pool #AB4483	3.00	2/1/27	37
112	Fannie Mae, Pool #AS8414	3.00	11/1/46	100
26	Fannie Mae, Pool #AS2312	3.00	5/1/29	25
48	Fannie Mae, Pool #MA1401	3.00	4/1/33	45
19	Fannie Mae, Pool #AS3117	3.00	8/1/29	18
28	Fannie Mae, Pool #BD5076	3.00	2/1/32	27
38	Fannie Mae, Pool #BO9169	3.00	12/1/49	34
36	Fannie Mae, Pool #AW7383	3.00	8/1/29	35
19	Fannie Mae, Pool #AW8295	3.00	8/1/29	18
74	Fannie Mae, Pool #BD4225	3.00	11/1/46	66
115	Fannie Mae, Pool #MA2737	3.00	9/1/46	103
74	Fannie Mae, Pool #MA3106	3.00	8/1/47	66
182	Fannie Mae, Pool #AP6493	3.00	9/1/42	164
136	Fannie Mae, Pool #BD2446	3.00	1/1/47	122
6	Fannie Mae, Pool #BA0826	3.00	10/1/30	6
354	Fannie Mae, Pool #FS2122	3.00	3/1/52	311
68	Fannie Mae, Pool #AK3302	3.00	3/1/27	66
34	Fannie Mae, Pool #FM4317	3.00	9/1/50	30
27	Fannie Mae, Pool #MA3060	3.00	7/1/32	26
10	Fannie Mae, Pool #MA2287	3.00	6/1/35	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$11	Fannie Mae, Pool #BA4786	3.00	2/1/31	$11
50	Fannie Mae, Pool #AY4200	3.00	5/1/45	45
193	Fannie Mae, Pool #FS0831	3.00	3/1/52	170
238	Fannie Mae, Pool #FS1374	3.00	3/1/52	210
129	Fannie Mae, Pool #AT0682	3.00	4/1/43	116
118	Fannie Mae, Pool #AB8897	3.00	4/1/43	106
151	Fannie Mae, Pool #AP2465	3.00	8/1/42	136
34	Fannie Mae, Pool #MA2425	3.00	10/1/30	32
90	Fannie Mae, Pool #MA3082	3.00	7/1/47	81
6	Fannie Mae, Pool #MA3738	3.00	8/1/34	5
125	Fannie Mae, Pool #MA2956	3.00	4/1/47	112
23	Fannie Mae, Pool #AU7890	3.00	9/1/28	22
93	Fannie Mae, Pool #BC9003	3.00	11/1/46	83
48	Fannie Mae, Pool #BD5787	3.00	9/1/46	43
13	Fannie Mae, Pool #AR7426	3.00	7/1/43	12
33	Fannie Mae, Pool #MA2773	3.00	10/1/36	30
12	Fannie Mae, Pool #MA2087	3.00	11/1/34	11
20	Fannie Mae, Pool #MA3237	3.00	1/1/48	18
66	Fannie Mae, Pool #BD5545	3.00	10/1/46	59
95	Fannie Mae, Pool #MA2806	3.00	11/1/46	85
44	Fannie Mae, Pool #AS7908	3.00	9/1/46	39
22	Fannie Mae, Pool #AQ3223	3.00	11/1/27	22
5	Fannie Mae, Pool #MA3100	3.00	8/1/37	4
53	Fannie Mae, Pool #MA3179	3.00	11/1/47	47
134	Fannie Mae, Pool #BP6466	3.00	7/1/50	119
98	Fannie Mae, Pool #CA5729	3.00	5/1/50	87
24	Fannie Mae, Pool #MA3090	3.00	8/1/32	23
106	Fannie Mae, Pool #MA3871	3.00	12/1/49	94
116	Fannie Mae, Pool #MA4079	3.00	7/1/50	103
111	Fannie Mae, Pool #MA1307	3.00	1/1/33	104
28	Fannie Mae, Pool #MA2149	3.00	1/1/30	27
35	Fannie Mae, Pool #MA3991	3.00	4/1/50	31
125	Fannie Mae, Pool #AT7620	3.00	6/1/43	112
15	Fannie Mae, Pool #BC4276	3.00	4/1/46	13
38	Fannie Mae, Pool #MA3127	3.00	9/1/37	35
16	Fannie Mae, Pool #AT1575	3.00	5/1/43	14
81	Fannie Mae, Pool #AU3735	3.00	8/1/43	73
50	Fannie Mae, Pool #AS1527	3.00	1/1/29	47
90	Fannie Mae, Pool #AS0196	3.00	8/1/28	86
56	Fannie Mae, Pool #CA5519	3.00	4/1/50	49
141	Fannie Mae, Pool #CA5668	3.00	5/1/50	126
196	Fannie Mae, Pool #FM3395	3.00	6/1/50	173
110	Fannie Mae, Pool #MA3937	3.00	2/1/50	97
337	Fannie Mae, Pool #AQ7920	3.00	12/1/42	303
30	Fannie Mae, Pool #AL9996	3.00	4/1/32	28
387	Fannie Mae, Pool #AP6375	3.00	9/1/42	349
76	Fannie Mae, Pool #BO7242	3.00	1/1/50	68
142	Fannie Mae, Pool #BO6219	3.00	12/1/49	126

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$421	Fannie Mae, Pool #BU8883	3.00	3/1/52	$370
77	Fannie Mae, Pool #AS8784	3.00	2/1/47	69
76	Fannie Mae, Pool #MA2833	3.00	12/1/46	68
18	Fannie Mae, Pool #MA2832	3.00	12/1/36	16
12	Fannie Mae, Pool #MA1058	3.00	5/1/32	11
17	Fannie Mae, Pool #BE9547	3.00	4/1/47	16
29	Fannie Mae, Pool #AL8861	3.00	7/1/31	28
37	Fannie Mae, Pool #CA3788	3.00	7/1/49	33
56	Fannie Mae, Pool #FM2132	3.00	1/1/50	50
17	Fannie Mae, Pool #BM1370	3.00	4/1/37	16
95	Fannie Mae, Pool #BN7703	3.00	8/1/49	84
68	Fannie Mae, Pool #AS4884	3.00	5/1/45	61
103	Fannie Mae, Pool #BO3192	3.00	10/1/49	91
109	Fannie Mae, Pool #BO8947	3.00	1/1/50	97
7	Fannie Mae, Pool #AL9848	3.00	3/1/47	6
378	Fannie Mae, Pool #CB3364	3.00	4/1/52	332
373	Fannie Mae, Pool #CB2759	3.00	2/1/52	329
173	Fannie Mae, Pool #MA4048	3.00	6/1/50	153
69	Fannie Mae, Pool #FM1134	3.00	4/1/48	62
70	Fannie Mae, Pool #MA3960	3.00	3/1/50	62
30	Fannie Mae, Pool #MA3831	3.00	11/1/39	27
20	Fannie Mae, Pool #MA3958	3.00	3/1/40	18
40	Fannie Mae, Pool #CA3754	3.00	6/1/34	38
154	Fannie Mae, Pool #MA4020	3.00	5/1/50	136
120	Fannie Mae, Pool #BO2201	3.00	9/1/49	107
124	Fannie Mae, Pool #FM1370	3.00	4/1/46	111
211	Fannie Mae, Pool #MA3834	3.00	11/1/49	187
25	Fannie Mae, Pool #AS8438	3.00	12/1/36	23
68	Fannie Mae, Pool #AY4829	3.00	5/1/45	61
38	Fannie Mae, Pool #AZ0538	3.00	9/1/30	36
31	Fannie Mae, Pool #MA3744	3.00	8/1/49	28
4	Fannie Mae, Pool #FM1585	3.00	9/1/49	4
6	Fannie Mae, Pool #MA3802	3.00	10/1/49	5
25	Fannie Mae, Pool #MA3934	3.00	2/1/40	23
57	Fannie Mae, Pool #AS8521	3.00	12/1/46	51
11	Fannie Mae, Pool #AZ4358	3.00	7/1/30	10
40	Fannie Mae, Pool #BE4400	3.00	1/1/47	36
85	Fannie Mae, Pool #MA2895	3.00	2/1/47	76
21	Fannie Mae, Pool #BE3861	3.00	1/1/47	19
31	Fannie Mae, Pool #MA2523	3.00	2/1/36	29
8	Fannie Mae, Pool #AX8309	3.00	11/1/29	8
12	Fannie Mae, Pool #AS8056	3.00	10/1/46	10
214	Fannie Mae, Pool #AO0752	3.00	4/1/42	193
8	Fannie Mae, Pool #MA3657	3.00	5/1/34	8
191	Fannie Mae, Pool #MA4579	3.00	4/1/52	168
51	Fannie Mae, Pool #AS7238	3.00	5/1/46	46
7	Fannie Mae, Pool #AK0006	3.00	1/1/27	7
15	Fannie Mae, Pool #AS4334	3.00	1/1/45	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$63	Fannie Mae, Pool #AS4333	3.00	1/1/45	$56
463	Fannie Mae, Pool #CA5229	3.00	2/1/50	410
451	Fannie Mae, Pool #CB2756	3.00	2/1/52	399
44	Fannie Mae, Pool #BE3767	3.50	7/1/47	40
58	Fannie Mae, Pool #FM1566	3.50	11/1/48	54
56	Fannie Mae, Pool #MA1059	3.50	5/1/32	54
11	Fannie Mae, Pool #MA3835	3.50	11/1/49	10
8	Fannie Mae, Pool #MA3634	3.50	4/1/39	8
77	Fannie Mae, Pool #FM1543	3.50	11/1/48	71
131	Fannie Mae, Pool #AQ0546	3.50	11/1/42	123
50	Fannie Mae, Pool #AZ9576	3.50	12/1/45	46
81	Fannie Mae, Pool #BM4703	3.50	2/1/48	75
72	Fannie Mae, Pool #FM1911	3.50	7/1/48	67
3	Fannie Mae, Pool #AJ6181	3.50	12/1/26	3
57	Fannie Mae, Pool #MA3026	3.50	6/1/47	52
9	Fannie Mae, Pool #AK0706	3.50	2/1/27	8
21	Fannie Mae, Pool #AP9390	3.50	10/1/42	20
20	Fannie Mae, Pool #BA1893	3.50	8/1/45	18
22	Fannie Mae, Pool #MA3597	3.50	2/1/49	20
60	Fannie Mae, Pool #MA3745	3.50	8/1/49	55
76	Fannie Mae, Pool #AL1717	3.50	5/1/27	73
46	Fannie Mae, Pool #AS4773	3.50	4/1/45	43
142	Fannie Mae, Pool #ZM4908	3.50	11/1/47	131
25	Fannie Mae, Pool #MA3775	3.50	9/1/49	23
143	Fannie Mae, Pool #BP1947	3.50	4/1/50	131
50	Fannie Mae, Pool #MA1980	3.50	8/1/44	46
339	Fannie Mae, Pool #AO2548	3.50	4/1/42	318
56	Fannie Mae, Pool #AU3742	3.50	8/1/43	53
45	Fannie Mae, Pool #FM1028	3.50	6/1/49	41
9	Fannie Mae, Pool #MA3152	3.50	10/1/37	8
61	Fannie Mae, Pool #FM1001	3.50	11/1/48	57
19	Fannie Mae, Pool #CA1191	3.50	11/1/47	18
67	Fannie Mae, Pool #BM2000	3.50	5/1/47	62
39	Fannie Mae, Pool #FM0020	3.50	7/1/49	35
61	Fannie Mae, Pool #MA3663	3.50	5/1/49	56
32	Fannie Mae, Pool #AS5696	3.50	8/1/45	30
17	Fannie Mae, Pool #AE0981	3.50	3/1/41	16
5	Fannie Mae, Pool #MA1021	3.50	3/1/27	5
52	Fannie Mae, Pool #AO4647	3.50	6/1/42	49
45	Fannie Mae, Pool #AO9140	3.50	7/1/42	42
4	Fannie Mae, Pool #AX0159	3.50	9/1/29	4
8	Fannie Mae, Pool #AS2081	3.50	4/1/29	8
56	Fannie Mae, Pool #AS4771	3.50	4/1/45	52
20	Fannie Mae, Pool #FS1774	3.50	5/1/37	19
25	Fannie Mae, Pool #MA2389	3.50	9/1/35	24
77	Fannie Mae, Pool #MA1107	3.50	7/1/32	73
5	Fannie Mae, Pool #AV6407	3.50	2/1/29	5
28	Fannie Mae, Pool #AX5201	3.50	10/1/29	27

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$7	Fannie Mae, Pool #BM1231	3.50	11/1/31	$7
9	Fannie Mae, Pool #MA3059	3.50	7/1/37	8
96	Fannie Mae, Pool #AU1635	3.50	7/1/43	89
23	Fannie Mae, Pool #BC7633	3.50	6/1/46	21
35	Fannie Mae, Pool #BC3126	3.50	1/1/46	33
23	Fannie Mae, Pool #AX7655	3.50	1/1/45	21
77	Fannie Mae, Pool #BC1158	3.50	2/1/46	71
63	Fannie Mae, Pool #MA2125	3.50	12/1/44	58
60	Fannie Mae, Pool #AS0024	3.50	7/1/43	56
18	Fannie Mae, Pool #AS5892	3.50	10/1/45	17
10	Fannie Mae, Pool #MA2692	3.50	7/1/36	9
44	Fannie Mae, Pool #AX2486	3.50	10/1/44	41
106	Fannie Mae, Pool #AO3760	3.50	5/1/42	100
4	Fannie Mae, Pool #AL8776	3.50	7/1/46	4
159	Fannie Mae, Pool #BM1568	3.50	7/1/47	149
85	Fannie Mae, Pool #AS3133	3.50	8/1/44	79
38	Fannie Mae, Pool #AS5068	3.50	6/1/45	36
267	Fannie Mae, Pool #AB6017	3.50	8/1/42	250
2	Fannie Mae, Pool #BA5031	3.50	1/1/46	2
50	Fannie Mae, Pool #AK7497	3.50	4/1/42	47
277	Fannie Mae, Pool #AO8137	3.50	8/1/42	260
43	Fannie Mae, Pool #AS7239	3.50	5/1/46	40
79	Fannie Mae, Pool #AZ0862	3.50	7/1/45	73
74	Fannie Mae, Pool #AY1306	3.50	3/1/45	69
61	Fannie Mae, Pool #MA1982	3.50	8/1/34	58
27	Fannie Mae, Pool #AZ6383	3.50	9/1/45	25
26	Fannie Mae, Pool #AY8856	3.50	9/1/45	25
38	Fannie Mae, Pool #AY3913	3.50	2/1/45	35
39	Fannie Mae, Pool #AY3802	3.50	2/1/45	37
25	Fannie Mae, Pool #BC0163	3.50	1/1/46	23
22	Fannie Mae, Pool #AJ4093	3.50	10/1/26	21
24	Fannie Mae, Pool #AZ2614	3.50	8/1/45	22
52	Fannie Mae, Pool #MA3332	3.50	4/1/48	48
5	Fannie Mae, Pool #MA2996	3.50	5/1/37	4
67	Fannie Mae, Pool #AJ8476	3.50	12/1/41	62
239	Fannie Mae, Pool #CB3601	3.50	5/1/52	218
57	Fannie Mae, Pool #AX9530	3.50	2/1/45	53
76	Fannie Mae, Pool #MA2292	3.50	6/1/45	71
26	Fannie Mae, Pool #AS4772	3.50	4/1/45	24
48	Fannie Mae, Pool #BM5485	3.50	2/1/49	44
353	Fannie Mae, Pool #BU8723	3.50	6/1/52	322
59	Fannie Mae, Pool #FM3387	3.50	3/1/35	56
55	Fannie Mae, Pool #MA3414	3.50	7/1/48	50
9	Fannie Mae, Pool #CA0234	3.50	8/1/47	8
70	Fannie Mae, Pool #MA3305	3.50	3/1/48	64
75	Fannie Mae, Pool #MA3520	3.50	11/1/48	70
20	Fannie Mae, Pool #MA3614	3.50	3/1/49	18
26	Fannie Mae, Pool #MA3462	3.50	9/1/33	25

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$58	Fannie Mae, Pool #AO4385	3.50	6/1/42	$54
46	Fannie Mae, Pool #AY4300	3.50	1/1/45	42
391	Fannie Mae, Pool #MA4654	3.50	7/1/52	356
8	Fannie Mae, Pool #MA3906	3.50	1/1/50	7
16	Fannie Mae, Pool #MA3637	3.50	4/1/49	14
487	Fannie Mae, Pool #MA4600	3.50	5/1/52	444
23	Fannie Mae, Pool #MA3494	3.50	10/1/48	21
63	Fannie Mae, Pool #BK9038	3.50	10/1/33	60
84	Fannie Mae, Pool #BH5155	3.50	9/1/47	77
9	Fannie Mae, Pool #310139	3.50	11/1/25	9
28	Fannie Mae, Pool #BJ0647	3.50	3/1/48	26
79	Fannie Mae, Pool #MA3182	3.50	11/1/47	73
70	Fannie Mae, Pool #BD5046	3.50	2/1/47	64
6	Fannie Mae, Pool #MA2909	3.50	2/1/37	5
53	Fannie Mae, Pool #AS7491	3.50	7/1/46	49
30	Fannie Mae, Pool #AS5319	3.50	7/1/45	28
18	Fannie Mae, Pool #MA3692	3.50	7/1/49	17
51	Fannie Mae, Pool #MA3057	3.50	7/1/47	47
13	Fannie Mae, Pool #AE5487	3.50	10/1/25	13
96	Fannie Mae, Pool #BD2436	3.50	1/1/47	89
102	Fannie Mae, Pool #BH9277	3.50	2/1/48	94
12	Fannie Mae, Pool #MA2495	3.50	1/1/46	11
122	Fannie Mae, Pool #MA3276	3.50	2/1/48	112
73	Fannie Mae, Pool #MA3238	3.50	1/1/48	67
41	Fannie Mae, Pool #AS6649	3.50	2/1/46	38
6	Fannie Mae, Pool #BM5446	3.50	2/1/49	5
60	Fannie Mae, Pool #CA0487	3.50	10/1/47	56
26	Fannie Mae, Pool #MA2923	3.50	3/1/37	25
33	Fannie Mae, Pool #BE5258	3.50	1/1/47	30
83	Fannie Mae, Pool #BJ2692	3.50	4/1/48	76
52	Fannie Mae, Pool #AY5303	3.50	3/1/45	49
50	Fannie Mae, Pool #AS7388	3.50	6/1/46	46
29	Fannie Mae, Pool #BM2001	3.50	12/1/46	27
81	Fannie Mae, Pool #BH9215	3.50	1/1/48	74
52	Fannie Mae, Pool #MA3121	4.00	9/1/47	49
137	Fannie Mae, Pool #AS0531	4.00	9/1/43	131
74	Fannie Mae, Pool #AU3753	4.00	8/1/43	71
14	Fannie Mae, Pool #MA3536	4.00	12/1/48	13
9	Fannie Mae, Pool #AL2689	4.00	2/1/27	9
9	Fannie Mae, Pool #AW5109	4.00	8/1/44	9
26	Fannie Mae, Pool #BC5559	4.00	3/1/46	25
23	Fannie Mae, Pool #BN5258	4.00	2/1/49	21
9	Fannie Mae, Pool #AS2117	4.00	4/1/44	8
14	Fannie Mae, Pool #BH2623	4.00	8/1/47	13
19	Fannie Mae, Pool #MA0493	4.00	8/1/30	19
44	Fannie Mae, Pool #AS9486	4.00	4/1/47	42
5	Fannie Mae, Pool #AL9742	4.00	7/1/29	5
31	Fannie Mae, Pool #CA0237	4.00	8/1/47	30

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$48	Fannie Mae, Pool #BK7608	4.00	9/1/48	$46
20	Fannie Mae, Pool #MA3521	4.00	11/1/48	19
309	Fannie Mae, Pool #190405	4.00	10/1/40	300
43	Fannie Mae, Pool #AS3293	4.00	9/1/44	41
161	Fannie Mae, Pool #AJ7689	4.00	12/1/41	156
88	Fannie Mae, Pool #FM5134	4.00	1/1/49	83
24	Fannie Mae, Pool #BA6910	4.00	2/1/46	23
19	Fannie Mae, Pool #AT3872	4.00	6/1/43	18
34	Fannie Mae, Pool #AC7328	4.00	12/1/39	32
46	Fannie Mae, Pool #AS9831	4.00	6/1/47	44
22	Fannie Mae, Pool #BM4991	4.00	9/1/48	21
118	Fannie Mae, Pool #AY1377	4.00	4/1/45	112
60	Fannie Mae, Pool #MA0641	4.00	2/1/31	59
12	Fannie Mae, Pool #MA2455	4.00	11/1/35	11
34	Fannie Mae, Pool #AS2498	4.00	5/1/44	33
5	Fannie Mae, Pool #MA3037	4.00	6/1/37	5
42	Fannie Mae, Pool #AV2340	4.00	12/1/43	40
31	Fannie Mae, Pool #AS7600	4.00	7/1/46	29
61	Fannie Mae, Pool #CA0183	4.00	8/1/47	58
71	Fannie Mae, Pool #MA2995	4.00	5/1/47	68
240	Fannie Mae, Pool #MA4732	4.00	9/1/52	225
12	Fannie Mae, Pool #MA0695	4.00	4/1/31	11
159	Fannie Mae, Pool #AJ5303	4.00	11/1/41	154
23	Fannie Mae, Pool #MA3638	4.00	4/1/49	21
38	Fannie Mae, Pool #BK0909	4.00	7/1/48	36
6	Fannie Mae, Pool #MA2655	4.00	6/1/36	5
412	Fannie Mae, Pool #FS0016	4.00	6/1/49	392
26	Fannie Mae, Pool #AS3468	4.00	10/1/44	25
22	Fannie Mae, Pool #AY2291	4.00	3/1/45	21
12	Fannie Mae, Pool #AH3394	4.00	1/1/41	11
386	Fannie Mae, Pool #FS3526	4.00	12/1/52	362
26	Fannie Mae, Pool #AY1595	4.00	1/1/45	24
55	Fannie Mae, Pool #CA1015	4.00	1/1/48	52
41	Fannie Mae, Pool #MA3277	4.00	2/1/48	39
35	Fannie Mae, Pool #AW5063	4.00	7/1/44	34
13	Fannie Mae, Pool #CA2469	4.00	10/1/48	12
33	Fannie Mae, Pool #AS3467	4.00	10/1/44	32
46	Fannie Mae, Pool #AS3216	4.00	9/1/44	44
14	Fannie Mae, Pool #AS8823	4.00	2/1/47	13
37	Fannie Mae, Pool #AH6242	4.00	4/1/26	36
96	Fannie Mae, Pool #AH5859	4.00	2/1/41	93
5	Fannie Mae, Pool #AW9041	4.00	8/1/44	5
54	Fannie Mae, Pool #BM2002	4.00	10/1/47	51
38	Fannie Mae, Pool #AY8981	4.00	8/1/45	37
9	Fannie Mae, Pool #BM4306	4.00	9/1/25	9
32	Fannie Mae, Pool #AL7347	4.00	9/1/45	30
40	Fannie Mae, Pool #FM1415	4.00	12/1/48	38
65	Fannie Mae, Pool #BD7081	4.00	3/1/47	62

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$61	Fannie Mae, Pool #MA3804	4.00	10/1/49	$57
54	Fannie Mae, Pool #BJ9169	4.00	5/1/48	52
35	Fannie Mae, Pool #MA3563	4.00	1/1/49	33
13	Fannie Mae, Pool #MA3427	4.00	7/1/33	12
124	Fannie Mae, Pool #AJ7857	4.00	12/1/41	120
3	Fannie Mae, Pool #CA3084	4.00	2/1/49	3
9	Fannie Mae, Pool #BM5525	4.00	3/1/31	8
91	Fannie Mae, Pool #AZ8067	4.00	9/1/45	87
16	Fannie Mae, Pool #FM1101	4.00	7/1/34	15
74	Fannie Mae, Pool #BK7943	4.00	11/1/48	70
45	Fannie Mae, Pool #FM1960	4.00	5/1/49	43
52	Fannie Mae, Pool #FM0021	4.00	3/1/49	49
8	Fannie Mae, Pool #AC2995	4.00	9/1/24	7
96	Fannie Mae, Pool #AS7558	4.00	7/1/46	92
58	Fannie Mae, Pool #MA3211	4.00	12/1/47	55
72	Fannie Mae, Pool #AO2959	4.00	5/1/42	69
28	Fannie Mae, Pool #BN0594	4.00	12/1/48	26
7	Fannie Mae, Pool #AS3448	4.00	9/1/44	7
16	Fannie Mae, Pool #MA3592	4.00	2/1/49	15
21	Fannie Mae, Pool #MA3244	4.00	1/1/38	20
46	Fannie Mae, Pool #MA4797	4.00	11/1/37	44
38	Fannie Mae, Pool #BM5685	4.00	6/1/48	36
40	Fannie Mae, Pool #CA1894	4.00	6/1/48	38
39	Fannie Mae, Pool #MA3615	4.00	3/1/49	37
12	Fannie Mae, Pool #MA3216	4.00	12/1/37	11
12	Fannie Mae, Pool #BJ0639	4.00	3/1/48	11
6	Fannie Mae, Pool #AS7028	4.00	4/1/46	6
61	Fannie Mae, Pool #MA3183	4.00	11/1/47	58
32	Fannie Mae, Pool #BK9697	4.00	12/1/48	30
28	Fannie Mae, Pool #BE8050	4.00	4/1/47	26
57	Fannie Mae, Pool #MA3027	4.00	6/1/47	55
5	Fannie Mae, Pool #MA2536	4.00	2/1/36	5
6	Fannie Mae, Pool #AE0375	4.00	7/1/25	6
37	Fannie Mae, Pool #FM1571	4.00	12/1/48	36
21	Fannie Mae, Pool #CA2474	4.00	7/1/48	20
42	Fannie Mae, Pool #AX0841	4.00	9/1/44	41
2	Fannie Mae, Pool #BA0847	4.00	3/1/46	1
28	Fannie Mae, Pool #AS3903	4.00	11/1/44	27
26	Fannie Mae, Pool #BK0915	4.00	7/1/48	24
38	Fannie Mae, Pool #AS7601	4.00	7/1/46	36
53	Fannie Mae, Pool #AZ7362	4.00	11/1/45	51
24	Fannie Mae, Pool #AL4778	4.00	10/1/32	24
50	Fannie Mae, Pool #AL8387	4.00	3/1/46	48
40	Fannie Mae, Pool #BN0334	4.00	12/1/48	38
8	Fannie Mae, Pool #MA3413	4.00	7/1/38	7
40	Fannie Mae, Pool #AS8532	4.00	12/1/46	38
100	Fannie Mae, Pool #BN6677	4.00	6/1/49	95
2	Fannie Mae, Pool #AZ8874	4.00	9/1/45	2

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$20	Fannie Mae, Pool #AY0025	4.00	2/1/45	$20
65	Fannie Mae, Pool #MA3746	4.00	8/1/49	61
52	Fannie Mae, Pool #AB3192	4.50	6/1/41	50
23	Fannie Mae, Pool #CA0623	4.50	10/1/47	23
25	Fannie Mae, Pool #AL5082	4.50	3/1/44	25
13	Fannie Mae, Pool #FM3619	4.50	1/1/50	13
137	Fannie Mae, Pool #AH7521	4.50	3/1/41	132
4	Fannie Mae, Pool #BN0877	4.50	11/1/48	4
16	Fannie Mae, Pool #MA3593	4.50	2/1/49	16
51	Fannie Mae, Pool #MA3639	4.50	4/1/49	49
56	Fannie Mae, Pool #CA1711	4.50	5/1/48	55
15	Fannie Mae, Pool #BE6489	4.50	1/1/47	15
3	Fannie Mae, Pool #AW7048	4.50	6/1/44	3
13	Fannie Mae, Pool #AU5302	4.50	10/1/43	13
45	Fannie Mae, Pool #AL4450	4.50	12/1/43	44
19	Fannie Mae, Pool #MA3537	4.50	12/1/48	19
139	Fannie Mae, Pool #AH9055	4.50	4/1/41	135
11	Fannie Mae, Pool #CA1218	4.50	2/1/48	11
12	Fannie Mae, Pool #AA0860	4.50	1/1/39	11
46	Fannie Mae, Pool #AS8157	4.50	10/1/46	45
107	Fannie Mae, Pool #AS9394	4.50	4/1/47	105
17	Fannie Mae, Pool #BM1285	4.50	5/1/47	16
34	Fannie Mae, Pool #BE5992	4.50	2/1/47	34
13	Fannie Mae, Pool #AS8576	4.50	12/1/46	12
226	Fannie Mae, Pool #MA3184	4.50	11/1/47	223
9	Fannie Mae, Pool #AL8816	4.50	9/1/45	9
56	Fannie Mae, Pool #BK1416	4.50	5/1/48	54
411	Fannie Mae, Pool #BV7928	4.50	8/1/52	395
4	Fannie Mae, Pool #BK8830	4.50	8/1/48	4
25	Fannie Mae, Pool #AS1638	4.50	2/1/44	25
23	Fannie Mae, Pool #MA3522	4.50	11/1/48	22
8	Fannie Mae, Pool #AS0861	4.50	10/1/43	8
27	Fannie Mae, Pool #AB1389	4.50	8/1/40	27
21	Fannie Mae, Pool #BK5283	4.50	6/1/48	21
33	Fannie Mae, Pool #MA0481	4.50	8/1/30	32
62	Fannie Mae, Pool #AE0217	4.50	8/1/40	60
55	Fannie Mae, Pool #AI4815	4.50	6/1/41	54
210	Fannie Mae, Pool #AL1107	4.50	11/1/41	203
3	Fannie Mae, Pool #AA9781	4.50	7/1/24	3
11	Fannie Mae, Pool #AH6790	4.50	3/1/41	11
11	Fannie Mae, Pool #AB1470	4.50	9/1/40	11
29	Fannie Mae, Pool #AS2276	4.50	4/1/44	28
3	Fannie Mae, Pool #254954	4.50	10/1/23	3
42	Fannie Mae, Pool #CA0148	4.50	8/1/47	41
400	Fannie Mae, Pool #MA5070	4.50	7/1/53	384
56	Fannie Mae, Pool #AD8529	4.50	8/1/40	56
23	Fannie Mae, Pool #AS0575	5.00	9/1/43	23
25	Fannie Mae, Pool #836750	5.00	10/1/35	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$15	Fannie Mae, Pool #725238	5.00	3/1/34	$15
9	Fannie Mae, Pool #MA3617	5.00	3/1/49	9
21	Fannie Mae, Pool #AS0837	5.00	10/1/43	20
338	Fannie Mae, Pool #MA4761	5.00	9/1/52	332
20	Fannie Mae, Pool #BM3904	5.00	5/1/48	20
11	Fannie Mae, Pool #890603	5.00	8/1/41	11
14	Fannie Mae, Pool #CA0349	5.00	9/1/47	14
12	Fannie Mae, Pool #CA1795	5.00	5/1/48	12
10	Fannie Mae, Pool #MA3527	5.00	11/1/48	10
13	Fannie Mae, Pool #MA3472	5.00	9/1/48	13
22	Fannie Mae, Pool #MA3594	5.00	2/1/49	22
26	Fannie Mae, Pool #AL5788	5.00	5/1/42	26
4	Fannie Mae, Pool #BM3781	5.00	11/1/30	4
16	Fannie Mae, Pool #MA3669	5.00	5/1/49	16
9	Fannie Mae, Pool #MA3708	5.00	6/1/49	9
11	Fannie Mae, Pool #890621	5.00	5/1/42	12
59	Fannie Mae, Pool #AH5988	5.00	3/1/41	59
271	Fannie Mae, Pool #889117	5.00	10/1/35	274
435	Fannie Mae, Pool #890221	5.50	12/1/33	443
—	Fannie Mae, Pool #AL0725	5.50	6/1/24	—
400	Fannie Mae, Pool #MA5072	5.50	7/1/53	398
6	Fannie Mae, Pool #929451	5.50	5/1/38	7
2	Fannie Mae, Pool #A69671	5.50	12/1/37	2
1	Fannie Mae, Pool #A79636	5.50	7/1/38	1
379	Fannie Mae, Pool #FS3360	5.50	12/1/52	380
268	Fannie Mae, Pool #725228	6.00	3/1/34	279
48	Fannie Mae, Pool #CB5704	6.00	2/1/53	49
61	Fannie Mae, Pool #889984	6.50	10/1/38	64
125	Fannie Mae, 15 YR TBA	1.50	7/25/38	108
25	Fannie Mae, 15 YR TBA	2.00	7/25/38	22
275	Fannie Mae, 15 YR TBA	3.00	7/25/38	256
100	Fannie Mae, 15 YR TBA	3.50	7/25/38	95
50	Fannie Mae, 15 YR TBA	4.00	7/25/38	48
50	Fannie Mae, 15 YR TBA	4.00	8/25/38	48
100	Fannie Mae, 15 YR TBA	4.50	7/25/38	98
50	Fannie Mae, 15 YR TBA	4.50	5/25/38	49
50	Fannie Mae, 15 YR TBA	5.00	7/25/38	50
75	Fannie Mae, 30 YR TBA	2.50	7/25/53	64
125	Fannie Mae, 30 YR TBA	3.00	7/25/53	110
75	Fannie Mae, 30 YR TBA	3.00	8/25/53	66
100	Fannie Mae, 30 YR TBA	3.50	7/25/53	91
50	Fannie Mae, 30 YR TBA	3.50	8/25/53	46
225	Fannie Mae, 30 YR TBA	4.00	7/25/53	211
875	Fannie Mae, 30 YR TBA	4.50	7/25/53	840
25	Fannie Mae, 30 YR TBA	4.50	8/25/53	24
2,125	Fannie Mae, 30 YR TBA	5.00	7/25/53	2,081
400	Fannie Mae, 30 YR TBA	5.00	8/25/53	392
475	Fannie Mae, 30 YR TBA	5.50	8/25/52	473

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$1,350	Fannie Mae, 30 YR TBA	5.50	7/25/53	$1,342
425	Fannie Mae, 30 YR TBA	6.00	8/25/53	429
1,125	Fannie Mae, 30 YR TBA	6.00	7/25/53	1,133
500	Fannie Mae, 30 YR TBA	6.50	7/25/53	509
63	Freddie Mac, Pool #RB5110	1.50	5/1/41	51
185	Freddie Mac, Pool #SD8139	1.50	4/1/51	143
393	Freddie Mac, Pool #SB8106	1.50	6/1/36	339
326	Freddie Mac, Pool #QN9521	1.50	2/1/37	281
368	Freddie Mac, Pool #SB8097	1.50	4/1/36	318
389	Freddie Mac, Pool #QC0962	1.50	4/1/51	300
398	Freddie Mac, Pool #SD8154	1.50	7/1/51	307
431	Freddie Mac, Pool #SB8083	1.50	1/1/36	374
418	Freddie Mac, Pool #SB8088	1.50	2/1/36	360
71	Freddie Mac, Pool #SD8082	1.50	10/1/50	55
408	Freddie Mac, Pool #SB8144	1.50	3/1/37	351
225	Freddie Mac, Pool #RA5256	2.00	5/1/51	183
255	Freddie Mac, Pool #RA5257	2.00	5/1/51	208
12	Freddie Mac, Pool #J25759	2.00	8/1/28	11
419	Freddie Mac, Pool #QB9896	2.00	3/1/51	342
410	Freddie Mac, Pool #RA5040	2.00	4/1/51	334
465	Freddie Mac, Pool #SD8193	2.00	2/1/52	379
444	Freddie Mac, Pool #QC6925	2.00	9/1/51	362
98	Freddie Mac, Pool #ZS7735	2.00	1/1/32	90
247	Freddie Mac, Pool #RB5114	2.00	6/1/41	208
516	Freddie Mac, Pool #RA3606	2.00	10/1/50	420
391	Freddie Mac, Pool #RA4214	2.00	12/1/50	319
470	Freddie Mac, Pool #QB7708	2.00	1/1/51	383
414	Freddie Mac, Pool #QD1254	2.00	11/1/51	338
382	Freddie Mac, Pool #QC1333	2.00	5/1/51	312
409	Freddie Mac, Pool #QC3697	2.00	6/1/51	334
423	Freddie Mac, Pool #QC4423	2.00	7/1/51	345
382	Freddie Mac, Pool #QC1075	2.00	4/1/51	312
16	Freddie Mac, Pool #G18547	2.00	3/1/30	15
378	Freddie Mac, Pool #QB8064	2.00	1/1/51	308
381	Freddie Mac, Pool #QB6893	2.00	12/1/50	311
358	Freddie Mac, Pool #QB3926	2.00	10/1/50	293
362	Freddie Mac, Pool #QB3716	2.00	9/1/50	296
357	Freddie Mac, Pool #SD8128	2.00	2/1/51	291
415	Freddie Mac, Pool #QC3597	2.00	6/1/51	338
354	Freddie Mac, Pool #SB8115	2.00	8/1/36	314
379	Freddie Mac, Pool #RA3205	2.00	8/1/50	312
440	Freddie Mac, Pool #QD0433	2.00	11/1/51	359
407	Freddie Mac, Pool #RA5928	2.00	9/1/51	332
130	Freddie Mac, Pool #RB5095	2.00	1/1/41	108
395	Freddie Mac, Pool #SB8510	2.00	2/1/36	351
414	Freddie Mac, Pool #SD8098	2.00	10/1/50	338
135	Freddie Mac, Pool #RB5141	2.00	1/1/42	114
278	Freddie Mac, Pool #RB5153	2.00	4/1/42	236

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$411	Freddie Mac, Pool #QO0110	2.00	4/1/37	$364
398	Freddie Mac, Pool #SD8160	2.00	8/1/51	325
421	Freddie Mac, Pool #SD8199	2.00	3/1/52	343
138	Freddie Mac, Pool #QD3162	2.00	12/1/51	113
133	Freddie Mac, Pool #RB5138	2.00	12/1/41	112
406	Freddie Mac, Pool #RA3328	2.00	8/1/50	333
405	Freddie Mac, Pool #SD8134	2.00	3/1/51	330
360	Freddie Mac, Pool #SB8107	2.00	6/1/36	320
443	Freddie Mac, Pool #QD5748	2.00	2/1/52	361
372	Freddie Mac, Pool #SD8121	2.00	1/1/51	305
418	Freddie Mac, Pool #RA6507	2.00	12/1/51	341
483	Freddie Mac, Pool #SD8113	2.00	12/1/50	395
428	Freddie Mac, Pool #QC7473	2.00	9/1/51	349
229	Freddie Mac, Pool #QC0423	2.00	4/1/51	187
231	Freddie Mac, Pool #SD8146	2.00	5/1/51	189
227	Freddie Mac, Pool #SD7537	2.00	3/1/51	186
354	Freddie Mac, Pool #RA3575	2.00	9/1/50	291
234	Freddie Mac, Pool #RB5121	2.00	8/1/41	198
165	Freddie Mac, Pool #RB5111	2.00	5/1/41	139
571	Freddie Mac, Pool #SB8128	2.00	11/1/36	506
228	Freddie Mac, Pool #SB8061	2.00	9/1/35	203
249	Freddie Mac, Pool #RA6025	2.00	10/1/51	205
404	Freddie Mac, Pool #QC6815	2.00	9/1/51	329
309	Freddie Mac, Pool #RC1727	2.00	12/1/35	275
422	Freddie Mac, Pool #SD8079	2.00	7/1/50	345
437	Freddie Mac, Pool #SD0731	2.00	5/1/51	358
32	Freddie Mac, Pool #J25777	2.00	9/1/28	29
33	Freddie Mac, Pool #G18634	2.00	3/1/32	29
459	Freddie Mac, Pool #RA6333	2.00	11/1/51	374
360	Freddie Mac, Pool #RA4986	2.00	4/1/51	296
453	Freddie Mac, Pool #RA6026	2.00	10/1/51	369
428	Freddie Mac, Pool #SD8172	2.00	10/1/51	349
381	Freddie Mac, Pool #SB8079	2.00	12/1/35	339
277	Freddie Mac, Pool #SD8150	2.00	6/1/51	226
431	Freddie Mac, Pool #SD8177	2.00	11/1/51	352
462	Freddie Mac, Pool #SD8188	2.00	1/1/52	376
427	Freddie Mac, Pool #RA5155	2.00	5/1/51	348
458	Freddie Mac, Pool #SD8182	2.00	12/1/51	373
125	Freddie Mac, Pool #G18611	2.50	9/1/31	117
297	Freddie Mac, Pool #QB3287	2.50	8/1/50	254
316	Freddie Mac, Pool #SD8114	2.50	12/1/50	270
321	Freddie Mac, Pool #RA2643	2.50	6/1/50	272
55	Freddie Mac, Pool #RB5054	2.50	6/1/40	49
459	Freddie Mac, Pool #SD8147	2.50	5/1/51	390
160	Freddie Mac, Pool #SD8083	2.50	8/1/50	136
141	Freddie Mac, Pool #SB8108	2.50	6/1/36	129
293	Freddie Mac, Pool #QB3703	2.50	9/1/50	250
24	Freddie Mac, Pool #J25585	2.50	9/1/28	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$301	Freddie Mac, Pool #SD8167	2.50	9/1/51	$255
105	Freddie Mac, Pool #J38477	2.50	2/1/33	97
310	Freddie Mac, Pool #SD8122	2.50	1/1/51	264
118	Freddie Mac, Pool #RB5086	2.50	11/1/40	103
411	Freddie Mac, Pool #QC7457	2.50	9/1/51	349
242	Freddie Mac, Pool #RA2595	2.50	5/1/50	207
62	Freddie Mac, Pool #J37902	2.50	11/1/32	56
157	Freddie Mac, Pool #QA5290	2.50	12/1/49	134
62	Freddie Mac, Pool #G18568	2.50	9/1/30	58
10	Freddie Mac, Pool #ZT2094	2.50	6/1/34	9
13	Freddie Mac, Pool #G18665	2.50	11/1/32	12
32	Freddie Mac, Pool #C09026	2.50	2/1/43	28
13	Freddie Mac, Pool #C91904	2.50	11/1/36	12
416	Freddie Mac, Pool #RA6019	2.50	10/1/51	355
401	Freddie Mac, Pool #RA5802	2.50	9/1/51	341
54	Freddie Mac, Pool #RB5072	2.50	9/1/40	47
381	Freddie Mac, Pool #RA5286	2.50	5/1/51	323
55	Freddie Mac, Pool #G18470	2.50	6/1/28	52
24	Freddie Mac, Pool #G18485	2.50	10/1/28	23
47	Freddie Mac, Pool #J23440	2.50	4/1/28	44
4	Freddie Mac, Pool #J30875	2.50	3/1/30	4
413	Freddie Mac, Pool #QC9156	2.50	10/1/51	351
458	Freddie Mac, Pool #SD1011	2.50	4/1/52	389
354	Freddie Mac, Pool #SD8021	2.50	9/1/49	302
89	Freddie Mac, Pool #QE2352	2.50	5/1/52	75
404	Freddie Mac, Pool #RA5832	2.50	9/1/51	345
439	Freddie Mac, Pool #SD0780	2.50	12/1/51	374
255	Freddie Mac, Pool #RB5157	2.50	5/1/42	221
39	Freddie Mac, Pool #J35643	2.50	11/1/31	36
426	Freddie Mac, Pool #RA6493	2.50	12/1/51	361
460	Freddie Mac, Pool #RA6621	2.50	1/1/52	393
22	Freddie Mac, Pool #RA6815	2.50	2/1/52	19
234	Freddie Mac, Pool #SD8205	2.50	4/1/52	199
434	Freddie Mac, Pool #QD5204	2.50	1/1/52	368
175	Freddie Mac, Pool #RA2645	2.50	6/1/50	151
9	Freddie Mac, Pool #G08638	2.50	4/1/45	8
60	Freddie Mac, Pool #ZS4687	2.50	11/1/46	52
51	Freddie Mac, Pool #ZK8425	2.50	12/1/31	47
250	Freddie Mac, Pool #RA3528	2.50	9/1/50	212
346	Freddie Mac, Pool #SD0412	2.50	8/1/50	294
303	Freddie Mac, Pool #SD8151	2.50	6/1/51	257
281	Freddie Mac, Pool #SD8099	2.50	10/1/50	239
9	Freddie Mac, Pool #G08755	2.50	2/1/47	7
211	Freddie Mac, Pool #SD8067	2.50	6/1/50	180
238	Freddie Mac, Pool #QA9142	2.50	5/1/50	203
56	Freddie Mac, Pool #G18635	2.50	3/1/32	51
24	Freddie Mac, Pool #Q42878	2.50	9/1/46	21
117	Freddie Mac, Pool #RB5043	2.50	4/1/40	104

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$81	Freddie Mac, Pool #G18680	2.50	3/1/33	$75
459	Freddie Mac, Pool #SD8194	2.50	2/1/52	389
429	Freddie Mac, Pool #RA6340	2.50	11/1/51	366
141	Freddie Mac, Pool #SD8055	2.50	4/1/50	121
40	Freddie Mac, Pool #J18954	2.50	4/1/27	38
9	Freddie Mac, Pool #G18472	2.50	7/1/28	8
47	Freddie Mac, Pool #G18533	2.50	12/1/29	44
344	Freddie Mac, Pool #SD8141	2.50	4/1/51	292
314	Freddie Mac, Pool #SD8129	2.50	2/1/51	267
383	Freddie Mac, Pool #QC2031	2.50	5/1/51	325
459	Freddie Mac, Pool #RA6765	2.50	2/1/52	392
75	Freddie Mac, Pool #SB8045	2.50	5/1/35	68
41	Freddie Mac, Pool #ZS8692	2.50	4/1/33	38
35	Freddie Mac, Pool #SB8062	2.50	9/1/35	32
75	Freddie Mac, Pool #J26408	2.50	11/1/28	71
323	Freddie Mac, Pool #RA2897	2.50	6/1/50	276
291	Freddie Mac, Pool #RA2634	2.50	5/1/50	249
46	Freddie Mac, Pool #ZS8483	2.50	3/1/28	43
339	Freddie Mac, Pool #RA4527	2.50	2/1/51	289
337	Freddie Mac, Pool #SD0578	2.50	3/1/51	286
402	Freddie Mac, Pool #QC2251	2.50	5/1/51	341
22	Freddie Mac, Pool #SB8053	2.50	7/1/35	20
132	Freddie Mac, Pool #SB0301	2.50	4/1/35	120
404	Freddie Mac, Pool #SD8183	2.50	12/1/51	342
431	Freddie Mac, Pool #SD8189	2.50	1/1/52	365
474	Freddie Mac, Pool #SD8212	2.50	5/1/52	402
24	Freddie Mac, Pool #G18704	2.50	6/1/33	22
28	Freddie Mac, Pool #C91819	3.00	4/1/35	26
66	Freddie Mac, Pool #SD8074	3.00	7/1/50	59
44	Freddie Mac, Pool #ZT0195	3.00	9/1/46	39
41	Freddie Mac, Pool #G08783	3.00	10/1/47	36
22	Freddie Mac, Pool #G30945	3.00	9/1/36	20
51	Freddie Mac, Pool #G15145	3.00	7/1/29	49
9	Freddie Mac, Pool #C91826	3.00	5/1/35	8
7	Freddie Mac, Pool #G30999	3.00	2/1/37	6
5	Freddie Mac, Pool #C91939	3.00	6/1/37	4
50	Freddie Mac, Pool #G18518	3.00	7/1/29	48
23	Freddie Mac, Pool #RB5162	3.00	6/1/42	21
12	Freddie Mac, Pool #J29932	3.00	11/1/29	12
63	Freddie Mac, Pool #G18514	3.00	6/1/29	60
5	Freddie Mac, Pool #J14241	3.00	1/1/26	5
143	Freddie Mac, Pool #SD8184	3.00	12/1/51	127
12	Freddie Mac, Pool #G18534	3.00	12/1/29	12
17	Freddie Mac, Pool #G18715	3.00	12/1/33	16
99	Freddie Mac, Pool #Q43734	3.00	10/1/46	89
108	Freddie Mac, Pool #SD8024	3.00	11/1/49	96
88	Freddie Mac, Pool #ZA1283	3.00	1/1/43	79
5	Freddie Mac, Pool #C91949	3.00	9/1/37	5

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$40	Freddie Mac, Pool #C91707	3.00	6/1/33	$37
52	Freddie Mac, Pool #G15217	3.00	11/1/29	49
97	Freddie Mac, Pool #SD8242	3.00	9/1/52	85
57	Freddie Mac, Pool #ZS4706	3.00	3/1/47	50
56	Freddie Mac, Pool #ZS4779	3.00	6/1/48	50
9	Freddie Mac, Pool #C91943	3.00	7/1/37	9
—	Freddie Mac, Pool #J24886	3.00	7/1/23	—
3	Freddie Mac, Pool #J17111	3.00	10/1/26	3
60	Freddie Mac, Pool #J17774	3.00	1/1/27	58
24	Freddie Mac, Pool #G18582	3.00	1/1/31	22
37	Freddie Mac, Pool #G08640	3.00	5/1/45	33
22	Freddie Mac, Pool #C91798	3.00	12/1/34	20
74	Freddie Mac, Pool #C04422	3.00	12/1/42	65
54	Freddie Mac, Pool #ZT1323	3.00	10/1/48	48
72	Freddie Mac, Pool #C91581	3.00	11/1/32	68
370	Freddie Mac, Pool #QD9881	3.00	3/1/52	326
15	Freddie Mac, Pool #ZT2019	3.00	5/1/34	14
172	Freddie Mac, Pool #ZS4519	3.00	6/1/43	155
6	Freddie Mac, Pool #Q13086	3.00	11/1/42	5
21	Freddie Mac, Pool #J38675	3.00	3/1/33	20
140	Freddie Mac, Pool #ZS4697	3.00	1/1/47	125
98	Freddie Mac, Pool #ZS4621	3.00	7/1/45	88
42	Freddie Mac, Pool #SD8056	3.00	4/1/50	37
103	Freddie Mac, Pool #ZS4658	3.00	4/1/46	92
31	Freddie Mac, Pool #G08648	3.00	6/1/45	28
120	Freddie Mac, Pool #Q16222	3.00	3/1/43	108
235	Freddie Mac, Pool #Q21065	3.00	8/1/43	212
22	Freddie Mac, Pool #Q19754	3.00	7/1/43	20
44	Freddie Mac, Pool #G18531	3.00	11/1/29	42
90	Freddie Mac, Pool #ZS4512	3.00	5/1/43	81
43	Freddie Mac, Pool #Q41795	3.00	7/1/46	38
60	Freddie Mac, Pool #RA2594	3.00	5/1/50	53
33	Freddie Mac, Pool #ZS4641	3.00	12/1/45	30
87	Freddie Mac, Pool #ZS4609	3.00	4/1/45	78
19	Freddie Mac, Pool #SD8030	3.00	12/1/49	17
14	Freddie Mac, Pool #J38807	3.00	4/1/33	13
42	Freddie Mac, Pool #G18569	3.00	9/1/30	40
28	Freddie Mac, Pool #ZS4703	3.00	2/1/47	25
27	Freddie Mac, Pool #C91927	3.00	5/1/37	25
11	Freddie Mac, Pool #C91969	3.00	1/1/38	10
117	Freddie Mac, Pool #QA9049	3.00	4/1/50	104
56	Freddie Mac, Pool #ZA2313	3.00	9/1/33	52
125	Freddie Mac, Pool #G60989	3.00	12/1/46	112
14	Freddie Mac, Pool #J33135	3.00	11/1/30	13
2	Freddie Mac, Pool #Q39527	3.00	3/1/46	1
78	Freddie Mac, Pool #ZM2089	3.00	11/1/46	70
128	Freddie Mac, Pool #Q45735	3.00	1/1/47	114
115	Freddie Mac, Pool #SB8046	3.00	5/1/35	108

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$57	Freddie Mac, Pool #ZM2721	3.00	2/1/47	$51
358	Freddie Mac, Pool #SD8174	3.00	10/1/51	316
209	Freddie Mac, Pool #QB1382	3.00	7/1/50	186
16	Freddie Mac, Pool #G18575	3.00	11/1/30	16
26	Freddie Mac, Pool #J36428	3.00	2/1/32	24
68	Freddie Mac, Pool #QA8065	3.00	3/1/50	60
115	Freddie Mac, Pool #ZM2285	3.00	12/1/46	103
52	Freddie Mac, Pool #Q20067	3.00	7/1/43	47
13	Freddie Mac, Pool #J38057	3.00	12/1/32	13
82	Freddie Mac, Pool #G60187	3.00	8/1/45	74
45	Freddie Mac, Pool #ZS4688	3.00	11/1/46	40
106	Freddie Mac, Pool #C04619	3.00	3/1/43	96
4	Freddie Mac, Pool #C91809	3.00	2/1/35	4
41	Freddie Mac, Pool #ZT0715	3.00	9/1/48	36
72	Freddie Mac, Pool #ZS4693	3.00	12/1/46	64
32	Freddie Mac, Pool #ZS8686	3.00	2/1/33	30
5	Freddie Mac, Pool #Q18882	3.00	5/1/43	5
83	Freddie Mac, Pool #QA1033	3.00	7/1/49	73
57	Freddie Mac, Pool #ZM2169	3.00	11/1/46	51
13	Freddie Mac, Pool #C91905	3.00	11/1/36	12
84	Freddie Mac, Pool #G18673	3.00	1/1/33	80
13	Freddie Mac, Pool #Q18599	3.00	6/1/43	12
23	Freddie Mac, Pool #G08540	3.00	8/1/43	20
486	Freddie Mac, Pool #ZS4522	3.00	7/1/43	438
14	Freddie Mac, Pool #C91924	3.00	4/1/37	13
26	Freddie Mac, Pool #ZS4659	3.50	4/1/46	24
11	Freddie Mac, Pool #J13582	3.50	11/1/25	11
295	Freddie Mac, Pool #SD8038	3.50	1/1/50	271
14	Freddie Mac, Pool #Q31134	3.50	2/1/45	13
35	Freddie Mac, Pool #Q04087	3.50	10/1/41	32
31	Freddie Mac, Pool #G18707	3.50	9/1/33	30
10	Freddie Mac, Pool #C92003	3.50	7/1/38	10
19	Freddie Mac, Pool #J27494	3.50	2/1/29	19
70	Freddie Mac, Pool #G08641	3.50	5/1/45	65
9	Freddie Mac, Pool #ZS4747	3.50	12/1/47	8
38	Freddie Mac, Pool #Q12052	3.50	10/1/42	36
81	Freddie Mac, Pool #G08766	3.50	6/1/47	75
35	Freddie Mac, Pool #Q36040	3.50	9/1/45	33
63	Freddie Mac, Pool #Q09896	3.50	8/1/42	59
33	Freddie Mac, Pool #G08733	3.50	11/1/46	31
93	Freddie Mac, Pool #G08627	3.50	2/1/45	86
36	Freddie Mac, Pool #Q06749	3.50	3/1/42	33
50	Freddie Mac, Pool #Q08998	3.50	6/1/42	46
49	Freddie Mac, Pool #SD2253	3.50	12/1/52	45
42	Freddie Mac, Pool #SD8011	3.50	9/1/49	38
78	Freddie Mac, Pool #G08804	3.50	3/1/48	72
23	Freddie Mac, Pool #C03920	3.50	5/1/42	22
14	Freddie Mac, Pool #C91742	3.50	1/1/34	13

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$53	Freddie Mac, Pool #G08761	3.50	5/1/47	$49
8	Freddie Mac, Pool #G08620	3.50	12/1/44	7
39	Freddie Mac, Pool #J15105	3.50	4/1/26	38
87	Freddie Mac, Pool #Q20860	3.50	8/1/43	81
91	Freddie Mac, Pool #SB8183	3.50	10/1/37	86
17	Freddie Mac, Pool #C91950	3.50	9/1/37	16
58	Freddie Mac, Pool #SD8001	3.50	7/1/49	53
56	Freddie Mac, Pool #ZS4630	3.50	9/1/45	52
61	Freddie Mac, Pool #ZS4713	3.50	4/1/47	56
28	Freddie Mac, Pool #G30776	3.50	7/1/35	27
2	Freddie Mac, Pool #E02735	3.50	10/1/25	2
61	Freddie Mac, Pool #Q08903	3.50	6/1/42	57
92	Freddie Mac, Pool #ZS4618	3.50	6/1/45	85
461	Freddie Mac, Pool #SD0968	3.50	4/1/52	426
392	Freddie Mac, Pool #SD8221	3.50	6/1/52	357
26	Freddie Mac, Pool #ZS4759	3.50	3/1/48	24
63	Freddie Mac, Pool #G08632	3.50	3/1/45	59
36	Freddie Mac, Pool #ZS4771	3.50	6/1/48	33
16	Freddie Mac, Pool #A96409	3.50	1/1/41	15
21	Freddie Mac, Pool #G08599	3.50	8/1/44	19
62	Freddie Mac, Pool #ZS4622	3.50	7/1/45	58
155	Freddie Mac, Pool #RA2469	3.50	4/1/50	142
45	Freddie Mac, Pool #ZS4704	3.50	2/1/47	42
62	Freddie Mac, Pool #G61148	3.50	9/1/47	57
38	Freddie Mac, Pool #ZA5128	3.50	12/1/47	35
5	Freddie Mac, Pool #C91925	3.50	4/1/37	5
30	Freddie Mac, Pool #Q58422	3.50	9/1/48	28
70	Freddie Mac, Pool #ZS4651	3.50	3/1/46	64
100	Freddie Mac, Pool #SD8226	3.50	7/1/52	91
53	Freddie Mac, Pool #Q53176	3.50	12/1/47	49
11	Freddie Mac, Pool #Q55002	3.50	3/1/48	10
79	Freddie Mac, Pool #QA8794	3.50	4/1/50	73
125	Freddie Mac, Pool #ZS4536	3.50	10/1/43	117
90	Freddie Mac, Pool #G08562	3.50	1/1/44	84
67	Freddie Mac, Pool #Q49490	3.50	7/1/47	62
50	Freddie Mac, Pool #Q51461	3.50	10/1/47	46
20	Freddie Mac, Pool #G08605	3.50	9/1/44	19
37	Freddie Mac, Pool #Q57871	3.50	8/1/48	34
16	Freddie Mac, Pool #SB8007	3.50	9/1/34	15
32	Freddie Mac, Pool #SB0031	3.50	10/1/27	31
53	Freddie Mac, Pool #C91456	3.50	6/1/32	51
49	Freddie Mac, Pool #C91403	3.50	3/1/32	46
277	Freddie Mac, Pool #ZS4487	3.50	6/1/42	260
24	Freddie Mac, Pool #G08813	3.50	5/1/48	22
17	Freddie Mac, Pool #RA1508	3.50	10/1/49	16
34	Freddie Mac, Pool #G08687	3.50	1/1/46	31
103	Freddie Mac, Pool #G08636	3.50	4/1/45	96
9	Freddie Mac, Pool #C91940	3.50	6/1/37	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$5	Freddie Mac, Pool #C91760	3.50	5/1/34	$4
29	Freddie Mac, Pool #Q37449	3.50	11/1/45	27
2	Freddie Mac, Pool #J26144	3.50	10/1/23	2
29	Freddie Mac, Pool #G08698	3.50	3/1/46	27
22	Freddie Mac, Pool #G08846	3.50	11/1/48	20
102	Freddie Mac, Pool #ZS4599	3.50	1/1/45	95
567	Freddie Mac, Pool #SD8214	3.50	5/1/52	515
72	Freddie Mac, Pool #ZS4642	3.50	12/1/45	67
29	Freddie Mac, Pool #ZT1951	3.50	5/1/49	27
30	Freddie Mac, Pool #ZS4663	3.50	5/1/46	27
15	Freddie Mac, Pool #ZT0711	3.50	10/1/48	14
391	Freddie Mac, Pool #SD8256	4.00	10/1/52	367
489	Freddie Mac, Pool #SD8286	4.00	1/1/53	459
73	Freddie Mac, Pool #ZS4708	4.00	3/1/47	70
42	Freddie Mac, Pool #G08567	4.00	1/1/44	40
44	Freddie Mac, Pool #G08618	4.00	12/1/44	43
8	Freddie Mac, Pool #G14453	4.00	6/1/26	8
10	Freddie Mac, Pool #ZN5030	4.00	4/1/49	10
23	Freddie Mac, Pool #ZA6946	4.00	5/1/49	22
23	Freddie Mac, Pool #Q34081	4.00	6/1/45	22
396	Freddie Mac, Pool #SD8313	4.00	4/1/53	372
40	Freddie Mac, Pool #SD8039	4.00	1/1/50	38
28	Freddie Mac, Pool #C91738	4.00	11/1/33	28
2	Freddie Mac, Pool #J12435	4.00	6/1/25	2
35	Freddie Mac, Pool #Q58680	4.00	9/1/48	34
45	Freddie Mac, Pool #ZS4573	4.00	7/1/44	44
33	Freddie Mac, Pool #ZT2106	4.00	3/1/49	31
49	Freddie Mac, Pool #G08459	4.00	9/1/41	47
10	Freddie Mac, Pool #ZT1800	4.00	3/1/34	9
9	Freddie Mac, Pool #C91994	4.00	5/1/38	9
49	Freddie Mac, Pool #G08785	4.00	10/1/47	46
21	Freddie Mac, Pool #G08483	4.00	3/1/42	21
389	Freddie Mac, Pool #QE5462	4.00	7/1/52	366
27	Freddie Mac, Pool #C91765	4.00	6/1/34	27
27	Freddie Mac, Pool #ZT1320	4.00	11/1/48	25
394	Freddie Mac, Pool #SD8244	4.00	9/1/52	370
59	Freddie Mac, Pool #ZS4731	4.00	8/1/47	56
39	Freddie Mac, Pool #C09070	4.00	12/1/44	37
239	Freddie Mac, Pool #A96286	4.00	1/1/41	231
190	Freddie Mac, Pool #QE6074	4.00	7/1/52	178
67	Freddie Mac, Pool #ZL7781	4.00	2/1/44	64
14	Freddie Mac, Pool #ZS4652	4.00	2/1/46	14
37	Freddie Mac, Pool #Q27594	4.00	8/1/44	36
46	Freddie Mac, Pool #G08616	4.00	11/1/44	44
6	Freddie Mac, Pool #G08633	4.00	3/1/45	6
12	Freddie Mac, Pool #G08672	4.00	10/1/45	11
32	Freddie Mac, Pool #G08767	4.00	6/1/47	30
3	Freddie Mac, Pool #G08642	4.00	5/1/45	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$22	Freddie Mac, Pool #ZT1840	4.00	9/1/48	$21
381	Freddie Mac, Pool #SD1132	4.00	6/1/52	359
37	Freddie Mac, Pool #ZT1952	4.00	5/1/49	35
101	Freddie Mac, Pool #SD0290	4.00	4/1/50	96
58	Freddie Mac, Pool #ZA4988	4.00	8/1/47	55
19	Freddie Mac, Pool #G08831	4.00	8/1/48	18
20	Freddie Mac, Pool #G08836	4.00	9/1/48	19
27	Freddie Mac, Pool #G08637	4.00	4/1/45	26
83	Freddie Mac, Pool #G06506	4.00	12/1/40	80
23	Freddie Mac, Pool #G08601	4.00	8/1/44	22
123	Freddie Mac, Pool #SD8070	4.00	6/1/50	117
78	Freddie Mac, Pool #ZS4627	4.00	8/1/45	74
49	Freddie Mac, Pool #G08588	4.00	5/1/44	47
61	Freddie Mac, Pool #ZS4631	4.00	9/1/45	59
3	Freddie Mac, Pool #Q27456	4.00	7/1/44	3
6	Freddie Mac, Pool #C91923	4.00	3/1/37	5
7	Freddie Mac, Pool #C92019	4.00	10/1/38	7
391	Freddie Mac, Pool #SD8306	4.50	3/1/53	376
15	Freddie Mac, Pool #G08596	4.50	7/1/44	14
26	Freddie Mac, Pool #Q59805	4.50	11/1/48	25
47	Freddie Mac, Pool #ZT1711	4.50	2/1/49	46
17	Freddie Mac, Pool #Q25432	4.50	3/1/44	17
36	Freddie Mac, Pool #G08759	4.50	4/1/47	35
482	Freddie Mac, Pool #A97692	4.50	3/1/41	467
23	Freddie Mac, Pool #ZS4774	4.50	5/1/48	23
40	Freddie Mac, Pool #A97495	4.50	3/1/41	39
24	Freddie Mac, Pool #G08754	4.50	3/1/47	24
451	Freddie Mac, Pool #SD8245	4.50	9/1/52	434
395	Freddie Mac, Pool #SD8266	4.50	11/1/52	380
22	Freddie Mac, Pool #ZT1321	4.50	11/1/48	22
23	Freddie Mac, Pool #ZS4781	4.50	7/1/48	22
390	Freddie Mac, Pool #SD8287	4.50	1/1/53	375
94	Freddie Mac, Pool #RA7928	4.50	9/1/52	90
92	Freddie Mac, Pool #SD8002	4.50	7/1/49	90
19	Freddie Mac, Pool #G60512	4.50	12/1/45	18
27	Freddie Mac, Pool #Q57957	4.50	8/1/48	27
4	Freddie Mac, Pool #A90437	4.50	1/1/40	4
2	Freddie Mac, Pool #E02862	4.50	3/1/26	2
17	Freddie Mac, Pool #Q22671	4.50	11/1/43	16
7	Freddie Mac, Pool #C09059	4.50	3/1/44	7
372	Freddie Mac, Pool #QE9161	4.50	9/1/52	357
11	Freddie Mac, Pool #G08781	4.50	9/1/47	11
57	Freddie Mac, Pool #ZT1779	5.00	3/1/49	56
7	Freddie Mac, Pool #G08838	5.00	9/1/48	7
—	Freddie Mac, Pool #G13255	5.00	7/1/23	—
208	Freddie Mac, Pool #C01598	5.00	8/1/33	206
392	Freddie Mac, Pool #SD8299	5.00	2/1/53	384
14	Freddie Mac, Pool #G05205	5.00	1/1/39	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$91	Freddie Mac, Pool #G04913	5.00	3/1/38	$91
6	Freddie Mac, Pool #G07068	5.00	7/1/41	6
400	Freddie Mac, Pool #SD8341	5.00	7/1/53	392
5	Freddie Mac, Pool #SD0093	5.00	10/1/49	5
62	Freddie Mac, Pool #Q00763	5.00	5/1/41	63
398	Freddie Mac, Pool #SD8288	5.00	1/1/53	390
387	Freddie Mac, Pool #SD8300	5.50	2/1/53	386
1	Freddie Mac, Pool #G06091	5.50	5/1/40	1
31	Freddie Mac, Pool #G06031	5.50	3/1/40	32
128	Freddie Mac, Pool #G01665	5.50	3/1/34	128
25	Freddie Mac, Pool #G03551	6.00	11/1/37	26
2	Freddie Mac, Pool #A62706	6.00	6/1/37	2
13	Freddie Mac, Pool #G05709	6.00	6/1/38	14
118	Freddie Mac, Pool #G02794	6.00	5/1/37	124
361	Government National Mortgage Association, Pool #MA7417	2.00	6/20/51	304
341	Government National Mortgage Association, Pool #MA7254	2.00	3/20/51	287
646	Government National Mortgage Association, Pool #MA7935	2.00	3/20/52	541
520	Government National Mortgage Association, Pool #MA7311	2.00	4/20/51	437
382	Government National Mortgage Association, Pool #MA8041	2.00	5/20/52	321
469	Government National Mortgage Association, Pool #MA7471	2.00	7/20/51	394
337	Government National Mortgage Association, Pool #MA7366	2.00	5/20/51	283
310	Government National Mortgage Association, Pool #MA6930	2.00	10/20/50	261
408	Government National Mortgage Association, Pool #MA7588	2.00	9/20/51	343
320	Government National Mortgage Association, Pool #MA6818	2.00	8/20/50	269
329	Government National Mortgage Association, Pool #MA7135	2.00	1/20/51	277
184	Government National Mortgage Association, Pool #MA6864	2.00	9/20/50	155
605	Government National Mortgage Association, Pool #MA7826	2.00	1/20/52	507
419	Government National Mortgage Association, Pool #MA6994	2.00	11/20/50	354
192	Government National Mortgage Association, Pool #MA7880	2.00	2/20/52	161
449	Government National Mortgage Association, Pool #MA7766	2.00	12/20/51	378
424	Government National Mortgage Association, Pool #MA7986	2.00	4/20/52	356
582	Government National Mortgage Association, Pool #MA7704	2.00	11/20/51	489
257	Government National Mortgage Association, Pool #MA7533	2.00	8/20/51	216
367	Government National Mortgage Association, Pool #MA7051	2.00	12/20/50	309
378	Government National Mortgage Association, Pool #MA7367	2.50	5/20/51	328
6	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	5
327	Government National Mortgage Association, Pool #MA7255	2.50	3/20/51	284
13	Government National Mortgage Association, Pool #776954	2.50	11/15/42	12
427	Government National Mortgage Association, Pool #MA7136	2.50	1/20/51	371
189	Government National Mortgage Association, Pool #MA4125	2.50	12/20/46	166
188	Government National Mortgage Association, Pool #MA4260	2.50	2/20/47	165
6	Government National Mortgage Association, Pool #MA2890	2.50	6/20/45	5
188	Government National Mortgage Association, Pool #MA7705	2.50	11/20/51	163
422	Government National Mortgage Association, Pool #MA6709	2.50	6/20/50	367
417	Government National Mortgage Association, Pool #MA7589	2.50	9/20/51	361
16	Government National Mortgage Association, Pool #MA0601	2.50	12/20/27	15
337	Government National Mortgage Association, Pool #MA7312	2.50	4/20/51	292
415	Government National Mortgage Association, Pool #MA7881	2.50	2/20/52	359

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$19	Government National Mortgage Association, Pool #MA4067	2.50	11/20/46	$16
271	Government National Mortgage Association, Pool #MA6995	2.50	11/20/50	236
179	Government National Mortgage Association, Pool #MA6655	2.50	5/20/50	156
16	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	15
390	Government National Mortgage Association, Pool #MA7649	2.50	10/20/51	338
11	Government National Mortgage Association, Pool #MA1133	2.50	7/20/28	10
413	Government National Mortgage Association, Pool #MA7936	2.50	3/20/52	357
90	Government National Mortgage Association, Pool #MA6598	2.50	4/20/50	78
11	Government National Mortgage Association, Pool #MA4424	2.50	5/20/32	10
17	Government National Mortgage Association, Pool #MA4717	2.50	9/20/47	15
451	Government National Mortgage Association, Pool #MA7827	2.50	1/20/52	391
316	Government National Mortgage Association, Pool #MA7193	2.50	2/20/51	274
12	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	10
253	Government National Mortgage Association, Pool #MA6931	2.50	10/20/50	220
396	Government National Mortgage Association, Pool #MA8147	2.50	7/20/52	344
572	Government National Mortgage Association, Pool #MA7767	2.50	12/20/51	496
10	Government National Mortgage Association, Pool #711729	2.50	3/15/43	9
303	Government National Mortgage Association, Pool #MA8042	2.50	5/20/52	262
141	Government National Mortgage Association, Pool #MA6540	2.50	3/20/50	123
390	Government National Mortgage Association, Pool #MA6865	2.50	9/20/50	339
10	Government National Mortgage Association, Pool #MA0908	2.50	4/20/28	9
369	Government National Mortgage Association, Pool #MA7472	2.50	7/20/51	320
360	Government National Mortgage Association, Pool #MA7418	2.50	6/20/51	312
34	Government National Mortgage Association, Pool #MA1283	2.50	9/20/43	29
560	Government National Mortgage Association, Pool #MA7534	2.50	8/20/51	485
200	Government National Mortgage Association, Pool #MA6819	2.50	8/20/50	174
432	Government National Mortgage Association, Pool #MA7052	2.50	12/20/50	375
416	Government National Mortgage Association, Pool #MA7987	2.50	4/20/52	360
143	Government National Mortgage Association, Pool #MA4261	3.00	2/20/47	130
369	Government National Mortgage Association, Pool #MA7828	3.00	1/20/52	331
81	Government National Mortgage Association, Pool #MA0153	3.00	6/20/42	75
69	Government National Mortgage Association, Pool #MA6710	3.00	6/20/50	62
151	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	136
132	Government National Mortgage Association, Pool #MA6474	3.00	2/20/50	119
3	Government National Mortgage Association, Pool #5276	3.00	1/20/27	3
9	Government National Mortgage Association, Pool #AA2934	3.00	7/15/42	8
170	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	154
7	Government National Mortgage Association, Pool #AN5756	3.00	7/15/45	7
99	Government National Mortgage Association, Pool #MA4651	3.00	8/20/47	90
75	Government National Mortgage Association, Pool #MA4961	3.00	1/20/48	68
16	Government National Mortgage Association, Pool #MA6766	3.00	7/20/50	14
19	Government National Mortgage Association, Pool #MA6820	3.00	8/20/50	17
92	Government National Mortgage Association, Pool #MA4509	3.00	6/20/47	84
17	Government National Mortgage Association, Pool #MA4559	3.00	7/20/32	16
57	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	51
75	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	68
103	Government National Mortgage Association, Pool #MA4836	3.00	11/20/47	93
38	Government National Mortgage Association, Pool #MA2753	3.00	4/20/45	34
71	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	64

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$86	Government National Mortgage Association, Pool #MA1374	3.00	10/20/43	$76
13	Government National Mortgage Association, Pool #AK7285	3.00	3/15/45	12
152	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	138
30	Government National Mortgage Association, Pool #MA4068	3.00	11/20/46	27
425	Government National Mortgage Association, Pool #MA8098	3.00	6/20/52	379
4	Government National Mortgage Association, Pool #AL5058	3.00	3/15/45	4
21	Government National Mortgage Association, Pool #MA3520	3.00	3/20/46	19
169	Government National Mortgage Association, Pool #MA4003	3.00	10/20/46	154
48	Government National Mortgage Association, Pool #MA2825	3.00	5/20/45	43
129	Government National Mortgage Association, Pool #AD8433	3.00	7/15/43	118
366	Government National Mortgage Association, Pool #MA7706	3.00	11/20/51	328
126	Government National Mortgage Association, Pool #MA6409	3.00	1/20/50	114
21	Government National Mortgage Association, Pool #MA1265	3.00	9/20/28	20
14	Government National Mortgage Association, Pool #AG0440	3.00	8/15/43	13
377	Government National Mortgage Association, Pool #MA7768	3.00	12/20/51	338
347	Government National Mortgage Association, Pool #MA6218	3.00	10/20/49	313
140	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	127
83	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	76
22	Government National Mortgage Association, Pool #MA3243	3.00	11/20/45	20
462	Government National Mortgage Association, Pool #MA0624	3.00	12/20/42	423
54	Government National Mortgage Association, Pool #MA3104	3.00	9/20/45	49
73	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	67
131	Government National Mortgage Association, Pool #MA0391	3.00	9/20/42	120
157	Government National Mortgage Association, Pool #MA5076	3.00	3/20/48	142
57	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	52
30	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	27
97	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	87
51	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	47
5	Government National Mortgage Association, Pool #MA4935	3.00	1/20/33	4
49	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	44
108	Government National Mortgage Association, Pool #MA6338	3.00	12/20/49	98
61	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	55
115	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	104
48	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	44
106	Government National Mortgage Association, Pool #MA2147	3.00	8/20/44	97
40	Government National Mortgage Association, Pool #779084	3.00	4/15/42	36
79	Government National Mortgage Association, Pool #MA4450	3.00	5/20/47	71
73	Government National Mortgage Association, Pool #MA6283	3.00	11/20/49	66
127	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	114
70	Government National Mortgage Association, Pool #MA6089	3.00	8/20/49	64
213	Government National Mortgage Association, Pool #MA6656	3.00	5/20/50	192
62	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	56
241	Government National Mortgage Association, Pool #MA6599	3.00	4/20/50	217
16	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	16
51	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	46
19	Government National Mortgage Association, Pool #MA2600	3.00	2/20/45	17
7	Government National Mortgage Association, Pool #MA1890	3.00	5/20/29	6
71	Government National Mortgage Association, Pool #MA3033	3.00	8/20/45	64
45	Government National Mortgage Association, Pool #MA3172	3.00	10/20/45	41

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$63	Government National Mortgage Association, Pool #MA4381	3.00	4/20/47	$57
10	Government National Mortgage Association, Pool #MA2797	3.00	5/20/30	10
116	Government National Mortgage Association, Pool #MA5019	3.50	2/20/48	107
13	Government National Mortgage Association, Pool #MA6711	3.50	6/20/50	12
54	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	50
12	Government National Mortgage Association, Pool #MA5762	3.50	2/20/49	11
38	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	36
92	Government National Mortgage Association, Pool #MA3034	3.50	8/20/45	87
11	Government National Mortgage Association, Pool #MA6475	3.50	2/20/50	10
12	Government National Mortgage Association, Pool #MA6219	3.50	10/20/49	11
10	Government National Mortgage Association, Pool #MA5875	3.50	4/20/49	9
387	Government National Mortgage Association, Pool #MA8199	3.50	8/20/52	357
74	Government National Mortgage Association, Pool #MA2892	3.50	6/20/45	70
226	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	213
45	Government National Mortgage Association, Pool #MA2754	3.50	4/20/45	43
98	Government National Mortgage Association, Pool #MA3521	3.50	3/20/46	92
81	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	74
67	Government National Mortgage Association, Pool #MA4900	3.50	12/20/47	63
74	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	70
89	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	84
69	Government National Mortgage Association, Pool #MA0022	3.50	4/20/42	65
89	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	83
38	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	36
47	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	44
479	Government National Mortgage Association, Pool #MA8149	3.50	7/20/52	442
12	Government National Mortgage Association, Pool #738602	3.50	8/15/26	12
68	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	64
104	Government National Mortgage Association, Pool #MA4196	3.50	1/20/47	98
2	Government National Mortgage Association, Pool #AL8566	3.50	3/15/45	2
36	Government National Mortgage Association, Pool #MA1919	3.50	5/20/44	34
80	Government National Mortgage Association, Pool #MA2303	3.50	10/20/44	75
43	Government National Mortgage Association, Pool #740798	3.50	1/15/42	40
42	Government National Mortgage Association, Pool #MA1838	3.50	4/20/44	39
75	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	70
51	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	48
70	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	66
66	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	62
82	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	77
72	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	68
58	Government National Mortgage Association, Pool #MA3663	3.50	5/20/46	54
71	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	67
9	Government National Mortgage Association, Pool #MA6410	3.50	1/20/50	8
45	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	42
129	Government National Mortgage Association, Pool #MA2073	3.50	7/20/44	123
105	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	99
128	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	120
125	Government National Mortgage Association, Pool #MA1090	3.50	6/20/43	118
8	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	7
110	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	104

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$67	Government National Mortgage Association, Pool #MA4069	3.50	11/20/46	$63
48	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	45
67	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	63
32	Government National Mortgage Association, Pool #MA4451	3.50	5/20/47	30
110	Government National Mortgage Association, Pool #MA0852	3.50	3/20/43	104
16	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	15
242	Government National Mortgage Association, Pool #MA8266	3.50	9/20/52	223
56	Government National Mortgage Association, Pool #MA5077	3.50	3/20/48	52
61	Government National Mortgage Association, Pool #MA5136	3.50	4/20/48	58
46	Government National Mortgage Association, Pool #MA5263	3.50	6/20/48	43
15	Government National Mortgage Association, Pool #MA6339	3.50	12/20/49	14
25	Government National Mortgage Association, Pool #BD5909	3.50	10/15/47	24
63	Government National Mortgage Association, Pool #783976	3.50	4/20/43	59
61	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	57
55	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	51
50	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	47
14	Government National Mortgage Association, Pool #796271	3.50	7/15/42	13
40	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	38
182	Government National Mortgage Association, Pool #MA2148	3.50	8/20/44	172
15	Government National Mortgage Association, Pool #AD2416	3.50	5/15/43	14
68	Government National Mortgage Association, Pool #MA2678	3.50	3/20/45	64
88	Government National Mortgage Association, Pool #MA0088	3.50	5/20/42	83
128	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	120
56	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	52
4	Government National Mortgage Association, Pool #MA1266	3.50	9/20/28	4
55	Government National Mortgage Association, Pool #778157	3.50	3/15/42	52
59	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	56
52	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	50
396	Government National Mortgage Association, Pool #MA8200	4.00	8/20/52	374
31	Government National Mortgage Association, Pool #MA2602	4.00	2/20/45	30
39	Government National Mortgage Association, Pool #MA1678	4.00	2/20/44	38
36	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	35
492	Government National Mortgage Association, Pool #MA8267	4.00	9/20/52	465
46	Government National Mortgage Association, Pool #713876	4.00	8/15/39	44
12	Government National Mortgage Association, Pool #AV6086	4.00	7/15/47	11
18	Government National Mortgage Association, Pool #740068	4.00	9/15/40	17
20	Government National Mortgage Association, Pool #753254	4.00	9/15/43	19
35	Government National Mortgage Association, Pool #AM8203	4.00	5/15/45	33
28	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	27
28	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	27
15	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	15
50	Government National Mortgage Association, Pool #MA1376	4.00	10/20/43	49
57	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	55
44	Government National Mortgage Association, Pool #MA4197	4.00	1/20/47	42
47	Government National Mortgage Association, Pool #AB1483	4.00	8/15/42	44
21	Government National Mortgage Association, Pool #MA0155	4.00	6/20/42	20
47	Government National Mortgage Association, Pool #MA3598	4.00	4/20/46	46
11	Government National Mortgage Association, Pool #4922	4.00	1/20/41	11
77	Government National Mortgage Association, Pool #MA1839	4.00	4/20/44	75

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$66	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	$64
9	Government National Mortgage Association, Pool #MA6040	4.00	7/20/49	8
43	Government National Mortgage Association, Pool #MA5078	4.00	3/20/48	42
42	Government National Mortgage Association, Pool #MA5876	4.00	4/20/49	41
17	Government National Mortgage Association, Pool #MA5931	4.00	5/20/49	16
75	Government National Mortgage Association, Pool #MA2074	4.00	7/20/44	73
25	Government National Mortgage Association, Pool #MA2149	4.00	8/20/44	25
14	Government National Mortgage Association, Pool #MA5986	4.00	6/20/49	14
14	Government National Mortgage Association, Pool #MA6091	4.00	8/20/49	13
16	Government National Mortgage Association, Pool #MA3455	4.00	2/20/46	15
93	Government National Mortgage Association, Pool #MA4587	4.00	7/20/47	89
63	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	61
49	Government National Mortgage Association, Pool #MA4383	4.00	4/20/47	48
47	Government National Mortgage Association, Pool #MA2522	4.00	1/20/45	46
19	Government National Mortgage Association, Pool #AD5627	4.00	4/15/43	19
14	Government National Mortgage Association, Pool #MA6155	4.00	9/20/49	13
13	Government National Mortgage Association, Pool #MA3106	4.00	9/20/45	13
12	Government National Mortgage Association, Pool #MA5330	4.00	7/20/48	12
82	Government National Mortgage Association, Pool #MA4452	4.00	5/20/47	79
48	Government National Mortgage Association, Pool #MA0319	4.00	8/20/42	46
43	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	42
42	Government National Mortgage Association, Pool #MA5710	4.00	1/20/49	41
57	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	55
78	Government National Mortgage Association, Pool #MA5466	4.00	9/20/48	75
23	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	23
56	Government National Mortgage Association, Pool #MA5595	4.00	11/20/48	54
9	Government National Mortgage Association, Pool #779401	4.00	6/15/42	8
51	Government National Mortgage Association, Pool #MA1449	4.00	11/20/43	50
8	Government National Mortgage Association, Pool #MA3174	4.00	10/20/45	8
160	Government National Mortgage Association, Pool #5139	4.00	8/20/41	155
9	Government National Mortgage Association, Pool #766495	4.00	10/15/41	8
27	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	26
18	Government National Mortgage Association, Pool #738710	4.00	9/15/41	17
96	Government National Mortgage Association, Pool #717148	4.50	5/15/39	94
23	Government National Mortgage Association, Pool #MA5467	4.50	9/20/48	23
19	Government National Mortgage Association, Pool #MA1092	4.50	6/20/43	19
12	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	12
10	Government National Mortgage Association, Pool #MA5399	4.50	8/20/48	10
224	Government National Mortgage Association, Pool #4801	4.50	9/20/40	222
59	Government National Mortgage Association, Pool #5260	4.50	12/20/41	59
167	Government National Mortgage Association, Pool #721760	4.50	8/15/40	163
14	Government National Mortgage Association, Pool #MA4780	4.50	10/20/47	14
6	Government National Mortgage Association, Pool #MA5529	4.50	10/20/48	5
383	Government National Mortgage Association, Pool #MA8151	4.50	7/20/52	371
42	Government National Mortgage Association, Pool #MA4384	4.50	4/20/47	41
12	Government National Mortgage Association, Pool #MA5711	4.50	1/20/49	12
9	Government National Mortgage Association, Pool #MA4129	4.50	12/20/46	9
33	Government National Mortgage Association, Pool #MA5818	4.50	3/20/49	33

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$30	Government National Mortgage Association, Pool #MA4512	4.50	6/20/47	$30
3	Government National Mortgage Association, Pool #MA5764	4.50	2/20/49	3
17	Government National Mortgage Association, Pool #MA3805	4.50	7/20/46	17
39	Government National Mortgage Association, Pool #MA5652	4.50	12/20/48	38
11	Government National Mortgage Association, Pool #729511	4.50	4/15/40	11
6	Government National Mortgage Association, Pool #BB7097	4.50	8/15/47	6
4	Government National Mortgage Association, Pool #MA5877	4.50	4/20/49	4
175	Government National Mortgage Association, Pool #MA8877	4.50	5/20/53	169
34	Government National Mortgage Association, Pool #MA0701	4.50	1/20/43	33
59	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	58
53	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	52
13	Government National Mortgage Association, Pool #738793	4.50	9/15/41	13
7	Government National Mortgage Association, Pool #MA5987	4.50	6/20/49	7
10	Government National Mortgage Association, Pool #MA5596	4.50	11/20/48	10
4	Government National Mortgage Association, Pool #MA5988	5.00	6/20/49	4
20	Government National Mortgage Association, Pool #MA4007	5.00	10/20/46	20
10	Government National Mortgage Association, Pool #MA5933	5.00	5/20/49	10
5	Government National Mortgage Association, Pool #MA0465	5.00	10/20/42	5
4	Government National Mortgage Association, Pool #MA5653	5.00	12/20/48	4
10	Government National Mortgage Association, Pool #MA5400	5.00	8/20/48	10
77	Government National Mortgage Association, Pool #782523	5.00	11/15/35	76
17	Government National Mortgage Association, Pool #MA5597	5.00	11/20/48	17
35	Government National Mortgage Association, Pool #MA2076	5.00	7/20/44	36
164	Government National Mortgage Association, Pool #4559	5.00	10/20/39	167
9	Government National Mortgage Association, Pool #MA5765	5.00	2/20/49	9
4	Government National Mortgage Association, Pool #MA5712	5.00	1/20/49	4
37	Government National Mortgage Association, Pool #604285	5.00	5/15/33	37
10	Government National Mortgage Association, Pool #782468	5.00	11/15/38	9
9	Government National Mortgage Association, Pool #MA5819	5.00	3/20/49	9
24	Government National Mortgage Association, Pool #712690	5.00	4/15/39	23
395	Government National Mortgage Association, Pool #MA8647	5.00	2/20/53	388
9	Government National Mortgage Association, Pool #MA5080	5.00	3/20/48	9
9	Government National Mortgage Association, Pool #MA5530	5.00	10/20/48	9
46	Government National Mortgage Association, Pool #694531	5.00	11/15/38	46
15	Government National Mortgage Association, Pool #675179	5.00	3/15/38	16
249	Government National Mortgage Association, Pool #MA8801	5.50	4/20/53	248
6	Government National Mortgage Association, Pool #658181	5.50	11/15/36	6
52	Government National Mortgage Association, Pool #783284	5.50	6/20/40	54
7	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	8
29	Government National Mortgage Association, Pool #510835	5.50	2/15/35	30
26	Government National Mortgage Association, Pool #4222	6.00	8/20/38	27
27	Government National Mortgage Association, Pool #781959	6.00	7/15/35	27
30	Government National Mortgage Association, Pool #4245	6.00	9/20/38	30
8	Government National Mortgage Association, Pool #699237	6.50	9/15/38	8
1,850	Government National Mortgage Association, 30 YR TBA	2.00	7/20/53	1,551
150	Government National Mortgage Association, 30 YR TBA	2.50	7/20/53	130
350	Government National Mortgage Association, 30 YR TBA	3.00	7/20/53	312
175	Government National Mortgage Association, 30 YR TBA	3.50	7/20/53	161
750	Government National Mortgage Association, 30 YR TBA	4.00	7/20/53	708

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$50	Government National Mortgage Association, 30 YR TBA	4.50	8/1/53	$48
1,200	Government National Mortgage Association, 30 YR TBA	4.50	7/20/53	1,157
175	Government National Mortgage Association, 30 YR TBA	5.00	8/20/53	172
1,000	Government National Mortgage Association, 30 YR TBA	5.00	7/20/53	981
775	Government National Mortgage Association, 30 YR TBA	5.50	7/20/53	770
200	Government National Mortgage Association, 30 YR TBA	5.50	8/20/53	199
800	Government National Mortgage Association, 30 YR TBA	6.00	7/20/53	807
150	Government National Mortgage Association, 30 YR TBA	6.00	8/20/53	151
	Total U.S. Government Agency Mortgages			178,585

	Corporate Bond — 0.10%
225	PG&E Wildfire Recovery Funding LLC, Series A-5 (Electric Utilities)	5.10	6/1/52	226
	Total Corporate Bond			226

Shares
	Investment Company — 18.35%
39,941,893	State Street Institutional Treasury Plus Money Market Fund, Trust Class	4.97(b)		39,942
	Total Investment Company			39,942

	Total Investments Before TBA Sale Commitments (cost $256,488) — 107.04%			233,017

	TBA Sale Commitments (c) — (0.09)%
(50)	Fannie Mae, 15 YR TBA	2.50	7/25/38	(45)
(175)	Fannie Mae, 30 YR TBA	2.00	7/25/53	(143)
	Total TBA Sale Commitments			(188)
	Liabilities in excess of other assets — (6.95)%			(15,135)
	Net Assets — 100.00%			$217,694

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2023.

(b)	Annualized 7-day yield as of period-end.

(c)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

TBA—To Be Announced purchase or sale commitment. Security is subject to delayed delivery

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2023

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon Investments Corporation	HC Capital Solutions	Total
Asset Backed Securities	1.15%	—	1.15%
Collateralized Mortgage Obligations	5.40%	—	5.40%
Corporate Bond	0.10%	—	0.10%
U.S. Government Agency Mortgages	82.04%	—	82.04%
Investment Company	7.21%	11.14%	18.35%
TBA Sale Commitments	-0.09%	—	-0.09%
Other Assets (Liabilities)	-6.95%	—	-6.95%
Total Net Assets	88.86%	11.14%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 96.36%
	Alabama — 9.29%
$ 1,130	Auburn University Revenue, Series A, Callable 6/1/25 @ 100.00	5.00	6/1/28	$ 1,178
2,315	City of Huntsville AL, GO, Series A	5.00	3/1/27	2,492
2,025	County of Baldwin AL, GO, Callable 11/1/24 @ 100.00	5.00	5/1/25	2,077
710	The University of Alabama Revenue, Series A	5.00	7/1/23	710
				6,457
	Arizona — 8.15%
1,645	Maricopa County High School District No. 214 Tolleson Union High School, GO, Series B	5.00	7/1/24	1,672
2,475	Maricopa County Industrial Development Authority Revenue, Series D	5.00(a)	1/1/46	2,587
1,350	Maricopa County Unified School District No. 41 Gilbert, GO, Series C	5.00	7/1/25	1,400
				5,659
	Arkansas — 3.34%
2,295	Rogers School District No. 30, GO, Callable 8/1/24 @ 100.00 (State Aid Withholding)	4.00	2/1/26	2,316

	District of Columbia — 0.73%
500	District of Columbia, GO, Series D	5.00	6/1/24	507

	Illinois — 4.47%
1,015	Du Page Cook & Will Counties Community College District No. 502, GO	5.00	6/1/30	1,150
1,900	Metropolitan Water Reclamation District of Greater Chicago, GO, Series C	5.00	12/1/24	1,949
				3,099
	Indiana — 3.94%
2,660	Indiana Finance Authority Revenue, Series A (Pre-Refunded/Escrowed to Maturity)	5.00	3/1/39	2,737

	Iowa — 5.33%
1,000	City of Ankeny IA, GO, Series A	5.00	6/1/25	1,036
2,105	City of Dubuque IA, GO, Series A	2.00	6/1/24	2,079
550	Linn-Mar Community School District, GO, Callable 5/1/26 @ 100.00 (BAM)	5.00	5/1/27	582
				3,697
	Kansas — 6.08%
2,540	Kansas Development Finance Authority Revenue, Series D	5.00	4/1/25	2,620
1,465	Riley County Unified School District No. 383 Manhattan-Ogden, GO, Series A (Pre-Refunded/Escrowed to Maturity)	5.00	9/1/36	1,597
				4,217
	Kentucky — 1.00%
685	University of Kentucky Revenue, Series A, Callable 4/1/24 @ 100.00 (State Intercept)	5.00	4/1/25	695

	Maryland — 1.98%
1,175	County of Baltimore MD, GO	5.00	3/1/31	1,374

	Massachusetts — 2.35%
1,545	Massachusetts School Building Authority Revenue, Series A (Pre-Refunded/Escrowed to Maturity)	5.00	2/15/49	1,630

	Michigan — 1.48%
1,065	Michigan State Housing Development Authority Revenue, Series A-1, Callable 8/7/23 @ 100.00	0.65	10/1/24	1,030

	Missouri — 1.65%
1,100	Lindbergh School District, GO	4.00	3/1/27	1,142

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Nebraska — 3.11%
$ 2,060	Nebraska Public Power District Revenue, Series A	5.00	1/1/26	$ 2,156

	New Jersey — 6.46%
1,250	New Jersey Health Care Facilities Financing Authority Revenue, Series A, Callable 7/1/26 @ 100.00	5.00	7/1/30	1,322
3,000	State of New Jersey, GO, Series A	5.00	6/1/26	3,165
				4,487
	New York — 1.45%
1,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00	11/1/23	1,006

	North Dakota — 1.98%
1,365	City of Bismarck ND, GO, Series Q	4.00	5/1/24	1,371

	Oregon — 3.88%
1,320	City of Salem OR, GO	5.00	6/1/24	1,341
1,250	Oregon State Lottery Revenue, Series A, Callable 4/1/27 @ 100.00	5.00	4/1/30	1,354
				2,695
	South Dakota — 3.16%
1,905	South Dakota Conservancy District Revenue, Series B	5.00	8/1/30	2,193

	Texas — 9.79%
1,550	City of Garland TX Electric Utility System Revenue, Series A	5.00	3/1/24	1,564
1,565	City of Irving TX, GO	5.00	9/15/24	1,601
1,015	Conroe Independent School District, GO (PSF-GTD)	5.00	2/15/25	1,043
360	Dallas Area Rapid Transit Revenue, Series A	5.00	12/1/24	370
1,150	Round Rock Independent School District, GO (PSF-GTD)	5.00	8/1/25	1,197
1,000	Spring Branch Independent School District, GO (PSF-GTD)	5.00	2/1/25	1,029
				6,804
	Utah — 3.59%
2,340	Alpine School District/UT, GO, Series A (SCH BD GTY)	4.00	3/15/29	2,491

	Virginia — 1.48%
900	City of Fredericksburg VA, GO, Series A (State Aid Withholding)	5.00	10/1/29	1,024

	Washington — 4.61%
1,260	County of King WA, GO, Series B	5.00	7/1/25	1,309
1,085	King County School District No. 405 Bellevue, GO (SCH BD GTY)	5.00	12/1/24	1,113
750	State of Washington, GO	4.00	7/1/26	774
				3,196
	West Virginia — 3.03%
2,130	Jefferson County Board of Education/WV, GO	2.00	6/1/24	2,104

	Wisconsin — 4.03%
2,700	State of Wisconsin, GO, Callable 5/1/25 @ 100.00	5.00	5/1/29	2,794

	Total Municipal Bonds			66,881

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligation — 2.14%
$ 1,500	U.S. Treasury Bill	5.28(b)	9/7/23	$ 1,486
	Total U.S. Treasury Obligation			1,486

	Investment Company — 0.32%
223,694	State Street Institutional Treasury Plus Money Market Fund, Trust Class	4.97(c)		224
	Total Investment Company			224

	Total Investments (cost $69,736) — 98.82%			68,591
	Other assets in excess of liabilities — 1.18%			817
	Net Assets — 100.00%			$ 69,408

(a)	Interest rate is determined by the Remarketing Agent. The rate disclosed is the rate in effect on June 30, 2023.

(b)	The rate disclosed represents effective yield at purchase.

(c)	Annualized 7-day yield as of period-end.

BAM—Build America Mutual

GO—General Obligation

PSF-GTD—Public School Fund Guaranteed

SCH BD GTY—School Board Guaranty

As of June 30, 2023, 100% of the Portfolio’s net assets were managed by Breckinridge Capital Advisors, Inc.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 95.92%
	Alabama — 2.09%
$1,415	Alabama Special Care Facilities Financing Authority-Birmingham AL Revenue Continuously Callable @100	5.00	6/1/29	$1,473
1,675	Auburn University Revenue, Series A	5.00	6/1/26	1,769
2,895	Black Belt Energy Gas District Revenue, Callable 9/1/31 @ 100.53	4.00(a)	6/1/51	2,863
1,500	Black Belt Energy Gas District Revenue, Series B, Callable 9/1/30 @ 100.32	5.25	12/1/53	1,586
260	City of Pell City AL, GO, Series A Pre-refunded 2/1/25 @ 100	5.00	2/1/26	268
1,000	The Lower Alabama Gas District Revenue, Callable 9/1/25 @ 100.58	4.00(a)	12/1/50	983
1,000	Troy University Revenue, Series A (BAM)	5.00	11/1/26	1,054
				9,996
	Alaska — 0.33%
1,495	State of Alaska, GO, Series A Continuously Callable @100	5.00	8/1/29	1,562

	Arizona — 2.54%
1,555	City of Phoenix Civic Improvement Corp. Revenue, Series B, Callable 7/1/29 @ 100.00 (AMT)	5.00	7/1/30	1,684
1,685	City of Phoenix Civic Improvement Corp. Revenue, Series A, Callable 7/1/30 @ 100.00	5.00	7/1/32	1,938
1,000	Maricopa County Union High School District No. 210-Phoenix, GO	5.00	7/1/25	1,039
1,215	Northern Arizona University Revenue, Series B (BAM)	5.00	6/1/26	1,281
4,000	Salt River Project Agricultural Improvement & Power District Revenue, Series A, Callable 6/1/25 @ 100.00	5.00	12/1/36	4,107
1,000	Salt Verde Financial Corp. Revenue	5.25	12/1/24	1,014
1,015	State of Arizona Certificates of Participation, Series A	5.00	10/1/25	1,059
				12,122
	California — 1.95%
2,460	Golden State Tobacco Securitization Corp. Revenue, Series A-1	5.00	6/1/26	2,605
1,250	State of California, GO	5.00	8/1/24	1,275
1,750	State of California, GO, Callable 4/1/29 @ 100.00	5.00	4/1/30	1,969
2,000	State of California, GO, Callable 9/1/32 @ 100.00	5.00	9/1/33	2,376
1,000	State of California, GO, Callable 10/1/28 @ 100.00	5.00	4/1/35	1,106
				9,331
	Colorado — 3.69%
1,225	Board of Governors of Colorado State University System Revenue, Series E-2 (State Intercept)	5.00	3/1/25	1,261
3,600	City & County of Denver CO Airport System Revenue, Series A (AMT)	5.00	12/1/25	3,738
1,750	City & County of Denver CO Airport System Revenue, Series A	5.00	11/15/23	1,760
3,550	Colorado Health Facilities Authority Revenue, Series A	5.00	1/1/25	3,632
2,970	Denver City & County School District No. 1, GO, Series A (State Aid Withholding)	5.50	12/1/25	3,146
3,740	State of Colorado Certificates of Participation, Series M, Callable 3/15/28 @ 100.00	5.00	3/15/29	4,074
				17,611
	Connecticut — 1.35%
1,085	Connecticut State Health & Educational Facilities Authority Revenue, Series B	5.00	12/1/26	1,146
1,500	State of Connecticut Special Tax Revenue, Series D, Callable 11/1/31 @ 100.00	5.00	11/1/34	1,723
1,000	State of Connecticut, GO, Series A	4.00	1/15/29	1,062
2,000	State of Connecticut, GO, Series A, Callable 10/15/23 @ 100.00	5.00	10/15/25	2,012
465	State of Connecticut, GO, Series E Continuously Callable @100	5.00	9/15/32	516
				6,459
	District of Columbia — 2.11%
1,500	District of Columbia Revenue	5.00	4/1/25	1,545
1,000	District of Columbia, GO, Series D, Callable 12/1/26 @ 100.00	5.00	6/1/33	1,061

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	District of Columbia (continued)
$2,075	Metropolitan Washington Airports Authority Aviation Revenue, Series A, Callable 10/1/30 @ 100.00 (AMT)	4.00	10/1/36	$2,055
2,000	Metropolitan Washington Airports Authority Aviation Revenue, Series A (AMT)	5.00	10/1/29	2,156
2,815	Washington Metropolitan Area Transit Authority Dedicated Revenue, Series A	5.00	7/15/31	3,263
				10,080
	Florida — 4.08%
2,000	Alachua County Health Facilities Authority Revenue, Callable 6/1/26 @ 100.00	5.00(a)	12/1/37	2,076
1,500	Central Florida Expressway Authority Revenue (AGM)	5.00	7/1/30	1,728
1,500	County of Lee FL Solid Waste System Revenue (AMT)	5.00	10/1/25	1,547
955	County of Polk FL Utility System Revenue	5.00	10/1/27	1,036
1,000	Florida Municipal Power Agency Revenue, Series A	5.00	10/1/25	1,042
2,030	JEA Electric System Revenue, Series 3A, Callable 4/1/30 @ 100.00	5.00	10/1/34	2,243
3,250	Orange County Convention Center/Orlando Revenue, Series B	5.00	10/1/25	3,383
3,295	Orlando Utilities Commission Revenue, Series A, Callable 10/1/27 @ 100.00	5.00	10/1/32	3,588
1,300	State of Florida Department of Transportation Revenue Continuously Callable @100	5.00	7/1/31	1,442
1,200	State of Florida, GO, Series A	5.00	7/1/30	1,389
				19,474
	Georgia — 2.45%
250	Development Authority for Fulton County Revenue, Series A	5.00	7/1/23	250
1,600	Development Authority for Fulton County Revenue, Series A	5.00	7/1/24	1,615
5,000	Main Street Natural Gas, Inc. Revenue, Series C, Callable 6/1/26 @ 100.50	4.00(a)	3/1/50	4,977
1,000	Savannah Economic Development Authority Revenue	1.90	8/1/24	978
1,415	State of Georgia, GO, Series A	5.00	7/1/28	1,572
1,225	State of Georgia, GO, Series C	4.00	1/1/28	1,296
1,000	The Atlanta Development Authority Revenue, Series A-1	5.00	7/1/23	1,000
				11,688
	Illinois — 6.74%
400	Chicago O’Hare International Airport Revenue, Callable 1/1/32 @ 100.00 (AMT)	5.00	1/1/33	430
455	Chicago O’Hare International Airport Revenue (AMT)	5.00	1/1/32	492
730	Chicago O’Hare International Airport Revenue, Series B Continuously Callable @100	5.00	1/1/28	746
1,000	Chicago Park District, GO, Series B, Callable 1/1/24 @ 100.00	5.00	1/1/26	1,009
66	City of Chicago IL Certificates of Participation, Series NT, Callable 8/7/23 @ 100.00	7.46	2/15/26	45
1,000	City of Chicago IL Waterworks Revenue, Series 2017-2	5.00	11/1/24	1,017
1,000	City of Chicago IL Waterworks Revenue, Callable 11/1/24 @ 100.00	5.00	11/1/25	1,015
1,375	Illinois Finance Authority Revenue, Series B-2, Callable 5/15/26 @ 100.00	5.00(a)	5/15/50	1,441
945	Illinois Finance Authority Revenue	5.00	1/1/27	1,009
1,635	Illinois State Toll Highway Authority Revenue, Series B	5.00	1/1/25	1,679
1,725	Metropolitan Water Reclamation District of Greater Chicago, GO, Series B	5.00	12/1/24	1,768
3,035	Metropolitan Water Reclamation District of Greater Chicago, GO, Series A, Callable 12/1/26 @ 100.00	5.00	12/1/27	3,245
1,420	Metropolitan Water Reclamation District of Greater Chicago, GO, Series D	5.00	12/1/30	1,636
2,000	Regional Transportation Authority Revenue (AGM)	6.00	6/1/25	2,055
3,000	Sales Tax Securitization Corp. Revenue, Series A	5.00	1/1/29	3,213
4,600	State of Illinois Sales Tax Revenue, Series A (BAM)	5.00	6/15/25	4,697
1,000	State of Illinois, GO, Series D	5.00	6/1/32	1,076
2,995	University of Illinois Certificates of Participation, Series B, Callable 10/1/26 @ 100.00	5.00	10/1/27	3,139

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Illinois (continued)
$2,400	University of Illinois Revenue, Series A	5.00	4/1/25	$2,481
				32,193
	Indiana — 1.86%
2,500	City of Whiting IN Revenue (AMT)	5.00(a)	12/1/44	2,534
1,350	Indiana Finance Authority Revenue, Series A, Callable 10/1/32 @ 100.00	5.00	10/1/34	1,569
2,250	Indiana Finance Authority Revenue, Series B, Callable 1/1/25 @ 100.00	2.25(a)	12/1/58	2,247
1,000	Indiana Finance Authority Revenue, Series A	5.00	11/1/24	1,016
1,500	Indiana Finance Authority Revenue, Series A	3.13	12/1/24	1,494
				8,860
	Iowa — 0.42%
450	Iowa Tobacco Settlement Authority Revenue, Series A-2, Class - 1, Callable 6/1/31 @ 100.00	5.00	6/1/32	498
1,280	Waukee Community School District, GO, Series A Continuously Callable @100	5.00	6/1/32	1,486
				1,984
	Kentucky — 1.84%
3,500	Kentucky Public Energy Authority Revenue, Series B, Callable 10/1/24 @ 100.24	4.00(a)	1/1/49	3,500
1,000	Kentucky Public Energy Authority Revenue, Series A, Callable 1/2/24 @ 100.40	4.00	4/1/24	1,004
3,560	Kentucky Public Energy Authority Revenue, Series A-1, Callable 5/1/30 @ 100.38	4.00(a)	8/1/52	3,488
720	Louisville and Jefferson County Metropolitan Sewer District Revenue, Series A	5.00	5/15/29	803
				8,795
	Louisiana — 1.03%
1,415	Jefferson Sales Tax District Revenue, Series A (AGM)	5.00	12/1/25	1,470
2,500	Louisiana Offshore Terminal Authority Revenue	1.65(a)	9/1/33	2,474
1,000	Parish of St. John the Baptist LA Revenue	2.10(a)	6/1/37	979
				4,923
	Maine — 0.22%
1,025	Finance Authority of Maine Revenue, Series A-1 (AGM)	5.00	12/1/26	1,066

	Maryland — 2.90%
2,000	County of Baltimore MD, GO, Callable 3/1/29 @ 100.00	4.00	3/1/33	2,111
860	County of Frederick MD, GO Continuously Callable @100	5.00	4/1/37	1,006
1,190	County of Howard MD, GO, Series A Continuously Callable @100	5.00	8/15/34	1,416
2,905	County of Montgomery MD, GO, Series A, Callable 8/1/30 @ 100.00	4.00	8/1/31	3,148
2,090	Maryland State Transportation Authority Passenger Facility Charge Revenue (AMT)	5.00	6/1/28	2,261
2,500	State of Maryland Department of Transportation Revenue, Callable 10/1/30 @ 100.00	5.00	10/1/32	2,883
1,000	State of Maryland Department of Transportation Revenue, Callable 10/1/27 @ 100.00	4.00	10/1/32	1,042
				13,867
	Massachusetts — 1.81%
3,000	Commonwealth of Massachusetts, GO, Series A (AMBAC)	5.50	8/1/30	3,497
780	Commonwealth of Massachusetts, GO Continuously Callable @100	5.00	5/1/35	916
1,000	Massachusetts Educational Financing Authority Revenue (AMT)	5.00	1/1/25	1,015
1,400	Massachusetts Educational Financing Authority Revenue, Series B (AMT)	5.00	7/1/29	1,482
1,500	Massachusetts Port Authority Revenue, Series A (AMT)	5.00	7/1/32	1,709
				8,619
	Michigan — 3.79%
1,810	Great Lakes Water Authority Sewage Disposal System Revenue, Series B	5.00	7/1/24	1,841

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Michigan (continued)
$1,100	Michigan Finance Authority Revenue	5.00	10/1/29	$1,242
1,280	Michigan Finance Authority Revenue, Series B	5.00	10/1/30	1,474
1,000	Michigan Finance Authority Revenue, Callable 6/1/25 @ 100.00	5.50	12/1/29	1,042
6,000	Michigan Finance Authority Revenue, Callable 5/16/26 @ 100.00	5.00(a)	11/15/44	6,234
1,450	Michigan State Building Authority Revenue	5.00	4/15/25	1,498
1,605	Michigan Strategic Fund Revenue, Series P3 (AMT)	5.00	6/30/25	1,629
2,960	Utica Community Schools/MI, GO (Q-SBLF)	5.00	5/1/26	3,119
				18,079
	Minnesota — 1.49%
1,000	Minneapolis-St Paul Metropolitan Airports Commission Revenue, Series C	5.00	1/1/26	1,046
1,985	Minnesota Housing Finance Agency Revenue, Series B	5.00	8/1/28	2,175
1,240	Minnesota Housing Finance Agency Revenue, Series B	5.00	8/1/29	1,383
2,195	Minnesota Housing Finance Agency Revenue, Series B	5.00	8/1/30	2,488
				7,092
	Missouri — 1.33%
2,400	Health & Educational Facilities Authority of the State of Missouri Revenue, Series A	5.00	6/1/25	2,469
1,000	Health & Educational Facilities Authority of the State of Missouri Revenue	5.00	11/15/23	1,006
2,505	The Curators of the University of Missouri Revenue, Series B	5.00	11/1/30	2,890
				6,365
	Nebraska — 0.78%
1,000	City of Omaha NE Sewer Revenue, Series A, Callable 4/1/30 @ 100.00	4.00	4/1/31	1,069
1,000	City of Omaha NE Sewer Revenue, Series A, Callable 4/1/30 @ 100.00	4.00	4/1/32	1,066
1,350	Omaha Public Power District Revenue, Series B, Callable 2/1/32 @ 100.00	5.00	2/1/34	1,584
				3,719
	Nevada — 2.52%
2,915	Clark County School District, GO, Series A, Callable 6/15/30 @ 100.00 (AGM)	5.00	6/15/32	3,305
1,000	Clark County School District, GO, Series A	5.00	6/15/26	1,052
5,435	Las Vegas Valley Water District, GO, Series C, Callable 6/1/32 @ 100.00	4.00	6/1/34	5,841
800	Nevada System of Higher Education Certificates of Participation, Series A Continuously Callable @100	5.00	7/1/26	816
1,000	State of Nevada Highway Improvement Revenue	5.00	12/1/24	1,029
				12,043
	New Jersey — 2.83%
1,000	New Jersey Economic Development Authority Revenue, Series RRR	5.00	3/1/28	1,076
1,210	New Jersey Economic Development Authority Revenue	5.00	6/15/28	1,300
430	New Jersey Economic Development Authority Revenue, Callable 11/1/29 @ 100.00	5.00	11/1/30	474
1,000	New Jersey Educational Facilities Authority Revenue, Series C	5.00	3/1/31	1,174
1,725	New Jersey Higher Education Student Assistance Authority Revenue, Series B (AMT)	5.00	12/1/29	1,874
750	New Jersey Transportation Trust Fund Authority Revenue, Series AA, Callable 6/15/33 @ 100.00	5.00	6/15/36	825
4,295	New Jersey Turnpike Authority Revenue, Series A, Callable 1/1/26 @ 100.00	5.00	1/1/31	4,487
1,100	State of New Jersey, GO, Series A	4.00	6/1/31	1,175
1,035	Tobacco Settlement Financing Corp. Revenue, Series A, Callable 6/1/28 @ 100.00	5.00	6/1/33	1,117
				13,502
	New Mexico — 0.80%
1,025	Albuquerque Municipal School District No. 12, GO Continuously Callable @100 (State Aid Withholding)	5.00	8/1/29	1,126

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	New Mexico (continued)
$2,590	New Mexico Educational Assistance Foundation Revenue, Series 1-A (AMT)	5.00	9/1/25	$2,673
				3,799
	New York — 7.43%
2,890	City of New York NY, GO, Series 1-A, Callable 10/1/30 @ 100.00	5.00	4/1/32	3,330
5,000	City of New York NY, GO, Series C	5.00	8/1/28	5,489
570	City of New York NY, GO, Series 1	5.00	4/1/31	665
1,700	Metropolitan Transportation Authority Revenue, Series B, Callable 11/15/26 @ 100.00	5.00	11/15/29	1,790
3,000	New York City Municipal Water Finance Authority Revenue, Series DD, Callable 6/15/33 @ 100.00	5.00	6/15/34	3,604
2,410	New York City Municipal Water Finance Authority Revenue, Series BB-2, Callable 12/15/25 @ 100.00	5.00	6/15/27	2,538
900	New York City Municipal Water Finance Authority Revenue, Series EE	5.00	6/15/29	1,012
1,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series B-1, Callable 8/1/24 @ 100.00	5.00	8/1/29	1,019
855	New York City Transitional Finance Authority Future Tax Secured Revenue, Series E-1	5.00	11/1/28	949
1,000	New York State Dormitory Authority Revenue, Series A, Callable 2/15/27 @ 100.00	5.00	2/15/31	1,072
1,500	New York State Dormitory Authority Revenue, Series D	5.00	2/15/25	1,541
4,710	New York State Thruway Authority Revenue, Series A, Callable 9/15/32 @ 100.00	5.00	3/15/35	5,472
1,795	New York Transportation Development Corp. Revenue (AMT)	5.00	12/1/27	1,919
4,970	Port Authority of New York & New Jersey Revenue, Series 207, Callable 3/15/28 @ 100.00 (AMT)	4.00	3/15/30	5,073
				35,473
	North Carolina — 0.89%
1,000	City of Charlotte NC Airport Revenue, Series C	5.00	7/1/24	1,018
1,000	County of Wake NC Revenue	5.00	9/1/28	1,116
1,000	North Carolina Turnpike Authority Revenue (AGM)	5.00	1/1/24	1,007
1,000	The Charlotte-Mecklenburg Hospital Authority Revenue	5.00(a)	1/15/50	1,095
				4,236
	Ohio — 3.71%
2,200	American Municipal Power, Inc. Revenue, Series A Continuously Callable @100, Callable 2/15/24 @ 100.00	5.00	2/15/27	2,219
3,000	Buckeye Tobacco Settlement Financing Authority Revenue, Series A-2, Class - 1, Callable 6/1/30 @ 100.00	5.00	6/1/32	3,230
1,450	City of Columbus OH Sewerage Revenue, Callable 6/1/26 @ 100.00	5.00	6/1/29	1,539
820	City of Columbus OH, GO, Series A Continuously Callable @100	5.00	8/15/34	988
1,000	County of Butler OH Revenue, Series X	5.00	5/15/29	1,124
360	County of Mahoning OH Revenue, Callable 8/7/23 @ 100.00 (NATL)	5.50	10/15/25	367
800	County of Montgomery OH Revenue, Callable 8/1/31 @ 100.00	5.00	8/1/33	899
2,000	State of Ohio Revenue	2.75(a)	1/1/52	1,954
500	State of Ohio Revenue, Series A Continuously Callable @100	5.00	1/1/30	542
1,200	State of Ohio, GO, Series V	5.00	5/1/28	1,329
1,850	University of Cincinnati Revenue, Series A	5.00	6/1/27	1,993
775	University of Cincinnati Revenue, Series A	5.00	6/1/26	818
700	University of Cincinnati Revenue, Series A	5.00	6/1/25	724
				17,726

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Oklahoma — 0.93%
$530	Oklahoma Municipal Power Authority Revenue, Series A, Callable 1/1/31 @ 100.00 (AGM)	4.00	1/1/32	$571
2,000	Oklahoma Turnpike Authority Revenue, Series A	5.00	1/1/30	2,269
1,345	Oklahoma Water Resources Board Revenue	5.00	4/1/32	1,602
				4,442
	Oregon — 1.94%
1,305	Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis, GO, Series A (SCH BD GTY)	5.00(a)	6/15/25	1,354
2,500	Multnomah County School District No. 1 Portland/OR, GO (SCH BD GTY)	5.00	6/15/29	2,813
2,500	Port of Portland OR Airport Revenue, Series 29, Callable 7/1/33 @ 100.00 (AMT)	5.00	7/1/35	2,759
2,000	Portland Community College District, GO, Callable 6/15/33 @ 100.00	5.00	6/15/35	2,355
				9,281
	Pennsylvania — 5.38%
1,000	City of Philadelphia PA Water & Wastewater Revenue, Series B	5.00	11/1/27	1,085
2,600	City of Philadelphia PA, GO, Series B, Callable 8/1/29 @ 100.00	5.00	2/1/30	2,892
1,735	City of Philadelphia PA, GO, Series B, Callable 8/1/29 @ 100.00	5.00	2/1/31	1,930
1,000	Commonwealth Financing Authority Revenue, Callable 6/1/28 @ 100.00	5.00	6/1/32	1,076
850	Easton Area School District, GO, Series A (State Aid Withholding)	4.00	4/1/25	864
1,860	Luzerne County Industrial Development Authority Revenue, Callable 12/3/29 @ 100.00 (AMT)	2.45(a)	12/1/39	1,694
3,625	Pennsylvania Economic Development Financing Authority Revenue, Callable 12/31/32 @ 100.00 (AMT)	5.00	12/31/33	4,015
2,500	Pennsylvania Economic Development Financing Authority Revenue (AMT)	0.00(a)(b)	7/1/41	2,457
1,000	Pennsylvania Higher Education Assistance Agency Revenue, Series A (AMT)	5.00	6/1/29	1,079
4,075	Pennsylvania Higher Education Assistance Agency Revenue, Series A (AMT)	5.00	6/1/30	4,422
625	Pennsylvania Turnpike Commission Revenue	5.00	12/1/28	680
3,225	The School District of Philadelphia, GO, Series A (State Aid Withholding)	5.00	9/1/28	3,479
				25,673
	Rhode Island — 0.57%
1,875	Rhode Island Student Loan Authority Revenue, Series A (AMT)	5.00	12/1/29	2,045
625	Rhode Island Student Loan Authority Revenue, Series A (AMT)	5.00	12/1/29	691
				2,736
	South Carolina — 1.44%
3,680	County of Charleston SC, GO, Series A (State Aid Withholding)	5.00	11/1/26	3,929
1,000	Piedmont Municipal Power Agency Revenue, Series B	5.00	1/1/29	1,103
1,000	South Carolina Public Service Authority Revenue, Series A	5.00	12/1/31	1,111
680	South Carolina Public Service Authority Revenue, Series A	5.00	12/1/27	726
				6,869
	South Dakota — 0.38%
1,675	South Dakota Board of Regents Housing & Auxiliary Facilities System Revenue Continuously Callable @100	5.00	4/1/29	1,807

	Tennessee — 0.90%
1,215	County of Hamblen TN, GO	5.00	5/1/29	1,363
1,350	Metropolitan Government of Nashville & Davidson County TN, GO, Callable 7/1/28 @ 100.00	4.00	7/1/33	1,419
1,500	Tennessee Energy Acquisition Corp. Revenue, Callable 8/1/25 @ 100.22	4.00(a)	11/1/49	1,491
				4,273

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Texas — 13.15%
$2,000	Aldine Independent School District, GO (PSF-GTD)	5.00	2/15/25	$2,058
1,230	Arlington Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/28	1,347
1,025	Arlington Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/27	1,105
2,450	City of Dallas TX, GO, Callable 2/15/25 @ 100.00	5.00	2/15/27	2,512
2,500	City of Houston TX Airport System Revenue, Series C (AMT)	5.00	7/1/25	2,543
1,550	City of Missouri City TX, GO Continuously Callable @100	5.00	6/15/30	1,678
300	City of Pearland TX, GO Continuously Callable @100	5.00	3/1/29	324
1,750	City of San Antonio TX Airport System Revenue, Series A (AMT)	5.00	7/1/25	1,803
1,000	City of San Antonio TX Airport System Revenue, Series A (AMT)	5.00	7/1/26	1,047
1,300	City of San Antonio TX Electric & Gas Systems Revenue, Series B	4.00	2/1/33	1,400
950	Clifton Higher Education Finance Corp. Revenue, Series T, Callable 8/15/32 @ 100.00 (PSF-GTD)	4.00	8/15/34	992
1,205	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/24	1,227
2,200	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00	8/15/25	2,280
1,250	Conroe Independent School District, GO Continuously Callable @100 (PSF-GTD)	5.00	2/15/30	1,293
1,545	County of Harris TX Revenue, Series A Continuously Callable @100	5.00	8/15/30	1,664
1,750	County of Harris TX Revenue, Callable 8/15/25 @ 100.00	5.00	8/15/34	1,816
4,730	Dallas Area Rapid Transit Revenue, Callable 12/1/29 @ 100.00	5.00	12/1/33	5,290
2,500	Dallas Independent School District, GO, Series A, Callable 2/15/25 @ 100.00 (PSF-GTD)	5.00	2/15/27	2,571
2,100	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00	11/15/27	2,269
1,650	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00	11/15/25	1,713
1,500	Harris County Cultural Education Facilities Finance Corp. Revenue Continuously Callable @100	5.00	10/1/27	1,563
1,220	Love Field Airport Modernization Corp. Revenue, Callable 8/7/23 @ 100.00	5.00	11/1/28	1,212
2,300	Love Field Airport Modernization Corp. Revenue (AMT)	5.00	11/1/25	2,345
1,090	Lower Colorado River Authority Revenue (AGM)	5.00	5/15/29	1,213
1,000	Lower Colorado River Authority Revenue, Callable 5/15/33 @ 100.00 (AGM)	5.00	5/15/34	1,168
2,180	Lower Colorado River Authority Revenue, Callable 5/15/30 @ 100.00	5.00	5/15/32	2,450
1,000	Lower Colorado River Authority Revenue	5.00	5/15/26	1,052
3,475	McKinney Independent School District, GO, Series A, Callable 2/15/25 @ 100.00 (PSF-GTD)	5.00	2/15/31	3,579
250	North Texas Tollway Authority Revenue, Series A Continuously Callable @100	5.00	1/1/25	252
1,000	North Texas Tollway Authority Revenue, Series A	5.00	1/1/24	1,007
1,335	Spring Independent School District, GO	5.00	8/15/30	1,531
2,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Series A, Callable 1/1/32 @ 100.00	5.00(a)	7/1/53	2,231
2,230	University of Houston Revenue, Series C, Callable 2/15/26 @ 100.00	5.00	2/15/28	2,357
1,200	Waller Consolidated Independent School District, GO (BAM)	5.00	2/15/33	1,405
1,300	West Harris County Regional Water Authority Revenue	5.00	12/15/27	1,404
1,000	West Travis County Public Utility Agency Revenue (BAM)	5.00	8/15/26	1,055
				62,756
	Utah — 0.24%
1,090	Utah Transit Authority Revenue	5.00	12/15/26	1,165

	Virginia — 1.70%
1,215	City of Chesapeake VA, GO, Series A Continuously Callable @100	5.00	8/1/31	1,328
1,500	City of Richmond VA Public Utility Revenue, Callable 1/15/26 @ 100.00	5.00	1/15/29	1,594
1,000	Fairfax County Industrial Development Authority Revenue, Series A	5.00	5/15/24	1,013

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Virginia (continued)
$850	Hampton Roads Transportation Accountability Commission Revenue, Series A, Callable 7/1/30 @ 100.00	5.00	7/1/31	$980
1,065	Loudoun County Economic Development Authority Revenue, Series A	5.00	12/1/27	1,166
1,000	Roanoke Economic Development Authority Revenue	5.00	7/1/25	1,041
1,000	Virginia Public Building Authority Revenue, Series B (AMT)	5.00	8/1/24	1,014
				8,136
	Washington — 4.83%
575	County of King WA, GO Continuously Callable @100	5.00	1/1/30	645
1,370	King County School District No. 401 Highline, GO Continuously Callable @100 (SCH BD GTY)	5.00	12/1/31	1,458
1,050	King County School District No. 405 Bellevue, GO Continuously Callable @100 (SCH BD GTY)	5.00	12/1/29	1,156
1,250	King County School District No. 410 Snoqualmie Valley, GO Continuously Callable @100 (SCH BD GTY)	5.00	12/1/27	1,352
1,500	Port of Seattle WA Revenue (AMT)	5.00	4/1/26	1,557
1,555	Port of Seattle WA Revenue, Callable 8/1/32 @ 100.00 (AMT)	5.00	8/1/33	1,740
7,065	State of Washington, GO, Series R-2017A, Callable 8/1/26 @ 100.00	5.00	8/1/32	7,488
1,300	State of Washington, GO, Series C, Callable 2/1/31 @ 100.00	5.00	2/1/33	1,507
790	State of Washington, GO, Series C	5.00	2/1/32	932
1,000	State of Washington, GO, Series R Continuously Callable @100	5.00	7/1/27	1,035
1,250	Washington Health Care Facilities Authority Revenue, Series B	5.00	10/1/25	1,279
1,600	Washington Health Care Facilities Authority Revenue, Series B1, Callable 2/1/24 @ 100.00	5.00(a)	8/1/49	1,610
1,310	Washington Health Care Facilities Authority Revenue, Series B	5.00	8/15/23	1,313
				23,072
	West Virginia — 0.24%
1,000	State of West Virginia, GO, Series A Continuously Callable @100	5.00	6/1/33	1,124

	Wisconsin — 1.24%
3,455	Public Finance Authority Revenue, Series A-2	3.70(a)	10/1/46	3,486
1,225	University of Wisconsin Hospitals & Clinics Revenue, Series A	5.00	4/1/26	1,289
1,100	Wisconsin Health & Educational Facilities Authority Revenue	4.00	11/15/26	1,128
				5,903
	Total Municipal Bonds			457,901

	Investment Companies — 3.88%
140,938	BlackRock California Municipal Income Trust			1,671
2,016,550	BlackRock Liquidity Funds MuniCash			2,017
115,722	BlackRock Municipal Income Fund, Inc.			1,324
70,474	BlackRock MuniYield Fund, Inc.			736
112,779	BlackRock MuniYield Quality Fund III, Inc.			1,234
71,012	DTF Tax-Free Income 2028 Term Fund, Inc.			765
129,929	DWS Municipal Income Trust			1,119
149,822	Eaton Vance California Municipal Bond Fund			1,333
97,484	Eaton Vance Municipal Bond Fund			970
77,742	Federated Hermes Premier Municipal Income Fund			826
60,560	Invesco Quality Municipal Income Trust			579
96,654	MFS High Yield Municipal Trust			311
121,497	Nuveen AMT-Free Quality Municipal Income Fund			1,328
65,000	Nuveen California Quality Municipal Income Fund			710

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2023

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Investment Companies (continued)
$63,013	Nuveen Municipal Credit Income Fund			$735
132,044	Nuveen Quality Municipal Income Fund			1,487
39,879	Pioneer Municipal High Income Advantage Fund, Inc.			315
64,655	Pioneer Municipal High Income Opportunities Fund, Inc.			696
36,627	Western Asset Managed Municipals Fund, Inc.			364
	Total Investment Companies			18,520

	Total Investments (cost $491,763) — 99.80%			476,421
	Other assets in excess of liabilities — 0.20%			961
	Net Assets — 100.00%			$477,382

(a)	Interest rate is determined by the Remarketing Agent. The rate disclosed is the rate in effect on June 30, 2023.

(b)	Zero Coupon Security. Effective rate shown is as of June 30, 2023.

AGM—Assured Guaranty Municipal Corporation

AMBAC—American Municipal Bond Assurance Corporation

AMT—Alternative Minimum Tax

BAM—Build America Mutual

GO—General Obligation

PSF-GTD—Public School Fund Guaranteed

Q-SBLF—Qualified School Bond Loan Fund

SCH BD GTY—School Board Guaranty

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2023.

The Intermediate Term Municipal Bond Portfolio	Insight North America LLC	Breckinridge Capital Advisors, Inc	City of London Investment Management, Limited	Total
Municipal Bonds	84.77%	11.15%	—	95.92%
Investment Company	0.39%	0.09%	3.40%	3.88%
Other Assets (Liabilities)	0.03%	0.08%	0.09%	0.20%
Total Net Assets	85.19%	11.32%	3.49%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities

As of June 30, 2023

(Amounts in thousands, except per share amounts)

	The Value Equity Portfolio	The Growth Equity Portfolio	The Institutional U.S. Equity Portfolio	The Small Capitalization– Mid Capitalization Equity Portfolio
ASSETS:
Investments in securities, at value(a)	$666,061	$805,943	$2,450,490	$76,223
Cash	—	419	9,142	—
Foreign currency, at value (Cost $0, $0, $102, and $0)	—	—	102	—
Receivable for portfolio shares issued	—	75	1,736	—
Receivable from investments sold	—	579	3,814	—
Variation margin receivable on derivatives	—	3	1,989	1
Cash held as collateral at broker for derivatives	—	—	8,295	33
Dividends and interest receivable	421	602	2,151	82
Foreign tax reclaims receivable	1	123	136	4
Prepaid expenses	17	18	39	9
Total assets	666,500	807,762	2,477,894	76,352
LIABILITIES:
Payable for investments purchased	—	436	4,510	—
Payable for portfolio shares redeemed	—	—	1,853	—
Payable for collateral received on loaned securities	560	485	1,274	1,086
Variation margin payable on derivatives	—	—	200	—
Advisory fees payable	39	138	307	5
Management fees payable	27	32	100	3
Administrative services fees payable	22	27	81	5
Professional fees payable	25	37	90	14
Custodian fees payable	9	15	36	2
Other accrued expenses	11	12	42	4
Total liabilities	693	1,182	8,493	1,119
NET ASSETS	$665,807	$806,580	$2,469,401	$75,233
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$22	$28	$150	$3
Additional paid-in capital	304,557	267,582	1,899,067	45,192
Total distributable earnings/(loss)	361,228	538,970	570,184	30,038
Net Assets	$665,807	$806,580	$2,469,401	$75,233
NET ASSETS:
HC Strategic Shares	$665,807	$806,580	$2,469,401	$75,233
Total	$665,807	$806,580	$2,469,401	$75,233
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	22,490	27,644	149,977	2,527
Total	22,490	27,644	149,977	2,527
Net Asset Value, offering and redemption price per share: (b)
HC Strategic Shares	$29.60	$29.18	$16.46	$29.77

Investments in securities, at cost	$286,046	$241,521	$1,683,402	$43,300

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $549, $475, $1,232, and $1,050, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2023

(Amounts in thousands, except per share amounts)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
ASSETS:
Investments in securities, at value(a)	$163,313	$28,963	$534,975	$760,835
Cash	246	—	3,872	1,062
Foreign currency, at value (Cost $189, $40, $1,109, and $1,536, respectively)	190	41	1,362	1,573
Receivable for portfolio shares issued	—	—	—	630
Receivable from investments sold	—	—	—	905
Variation margin receivable on derivatives	5	—	158	2,089
Cash held as collateral at broker for derivatives	19	—	732	8,407
Dividends and interest receivable	114	26	851	1,747
Foreign tax reclaims receivable	285	43	3,424	5,073
Prepaid expenses	4	2	16	11
Total assets	164,176	29,075	545,390	782,332
LIABILITIES:
Written options, at fair value (Premiums received, $0, $0, $137, and $1,129, respectively)	—	—	37	310
Payable for investments purchased	—	—	—	1,093
Payable for portfolio shares redeemed	—	—	—	710
Payable for collateral received on loaned securities	—	2	—	420
Variation margin payable on derivatives	—	—	8	125
Advisory fees payable	24	—	38	106
Management fees payable	6	1	22	32
Administrative services fees payable	11	6	28	35
Professional fees payable	11	6	69	83
Custodian fees payable	5	2	22	28
Other accrued expenses	2	2	9	12
Total liabilities	59	19	233	2,954
NET ASSETS	$164,117	$29,056	$545,157	$779,378
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$12	$3	$46	$79
Additional paid-in capital	122,031	20,004	424,868	721,416
Total distributable earnings/(loss)	42,074	9,049	120,243	57,883
Net Assets	$164,117	$29,056	$545,157	$779,378
NET ASSETS:
HC Strategic Shares	$164,117	$29,056	$545,157	$779,378
Total	$164,117	$29,056	$545,157	$779,378
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	12,157	2,728	46,044	79,367
Total	12,157	2,728	46,044	79,367
Net Asset Value, offering and redemption price per share: (b)
HC Strategic Shares	$13.50	$10.65	$11.84	$9.82

Investments in securities, at cost	$119,308	$19,357	$321,243	$664,997

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $0, $2, $0, and $3,299, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2023

(Amounts in thousands, except per share amounts)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Corporate Opportunities Portfolio
ASSETS:
Investments in securities, at value(a)	$699,740	$71,975	$216,351
Cash	470	115	511
Foreign currency, at value (Cost $2,029, $0, and $0, respectively)	2,134	—	—
Swap agreements, at value	747	—	—
Receivable for portfolio shares issued	583	2	1
Receivable from investments sold	3	401	—
Variation margin receivable on derivatives	448	—	801
Cash held as collateral at broker for derivatives	2,672	—	4,975
Dividends and interest receivable	3,164	338	810
Foreign tax reclaims receivable	49	—	—
Prepaid expenses	13	7	8
Total assets	710,023	72,838	223,457
LIABILITIES:
Written options, at fair value (Premiums received, $460, $0, and $0, respectively)	121	—	—
Swap agreements, at value	2,923	—	—
Payable for investments purchased	—	467	—
Payable for portfolio shares redeemed	358	25	—
Payable for collateral received on loaned securities	—	—	1,177
Variation margin payable on derivatives	40	—	—
Accrued foreign capital gains tax	3,079	—	—
Payable for closed swap positions	172	—	—
TBA sale commitments payable	—	802	—
Advisory fees payable	116	6	27
Management fees payable	29	3	7
Administrative services fees payable	32	8	9
Professional fees payable	132	3	7
Custodian fees payable	140	4	3
Other accrued expenses	13	1	5
Total liabilities	7,155	1,319	1,235
NET ASSETS	$702,868	$71,519	$222,222
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$41	$8	$32
Additional paid-in capital	756,446	79,900	246,649
Total distributable earnings/(loss)	(53,619)	(8,389)	(24,459)
Net Assets	$702,868	$71,519	$222,222
NET ASSETS:
HC Strategic Shares	$702,868	$71,519	$222,222
Total	$702,868	$71,519	$222,222
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	40,914	8,422	32,492
Total	40,914	8,422	32,492
Net Asset Value, offering and redemption price per share: (b)
HC Strategic Shares	$17.18	$8.49	$6.84

Investments in securities, at cost	$662,973	$76,891	$217,024

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $886, $0, and $0, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2023

(Amounts in thousands, except per share amounts)

	The U.S. Government Fixed Income Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
ASSETS:
Investments in securities, at value(a)	$918,023	$267,403	$233,017
Cash	3,257	—	—
Receivable for portfolio shares issued	161	143	142
Receivable from investments sold	5,709	—	—
Variation margin receivable on derivatives	13	—	—
Cash held as collateral at broker for derivatives	780	—	—
Dividends and interest receivable	2,326	2,780	621
TBA sale commitments receivable	—	—	280
Prepaid expenses	16	8	7
Total assets	930,285	270,334	234,067
LIABILITIES:
Payable to Custodian	—	20	—
Written options, at fair value (Premiums received $121, $0, and $0, respectively)	120	—	—
Distributions payable	288	248	173
Payable for investments purchased	8,391	—	156
Payable for portfolio shares redeemed	1,463	98	72
Payable for collateral received on loaned securities	—	3,847	—
TBA sale commitments, at fair value	—	—	188
TBA sale commitments payable	—	—	15,735
Advisory fees payable	22	19	10
Management fees payable	38	10	9
Administrative services fees payable	31	11	15
Professional fees payable	32	9	7
Custodian fees payable	13	4	4
Other accrued expenses	15	5	4
Total liabilities	10,413	4,271	16,373
NET ASSETS	$919,872	$266,063	$217,694
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$108	$31	$26
Additional paid-in capital	987,757	298,554	258,108
Total distributable earnings/(loss)	(67,993)	(32,522)	(40,440)
Net Assets	$919,872	$266,063	$217,694
NET ASSETS:
HC Strategic Shares	$919,872	$266,063	$217,694
Total	$919,872	$266,063	$217,694
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	108,336	30,690	26,405
Total	108,336	30,690	26,405
Net Asset Value, offering and redemption price per share: (b)
HC Strategic Shares	$8.49	$8.67	$8.24

Investments in securities, at cost	$968,794	$292,178	$256,488

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Includes securities on loan of $0, $3,727, and $0, respectively.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (concluded)

As of June 30, 2023

(Amounts in thousands, except per share amounts)

	The Short-Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond Portfolio
ASSETS:
Investments in securities, at value	$68,591	$476,421
Cash	—	299
Receivable from investments sold	—	2,650
Dividends and interest receivable	849	5,233
Prepaid expenses	23	23
Total assets	69,463	484,626
LIABILITIES:
Distributions payable	10	60
Payable for investments purchased	—	6,776
Payable for portfolio shares redeemed	31	130
Advisory fees payable	7	166
Management fees payable	3	19
Administrative services fees payable	3	18
Professional fees payable	—	59
Custodian fees payable	—	6
Other accrued expenses	1	10
Total liabilities	55	7,244
NET ASSETS	$69,408	$477,382
NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$7	$49
Additional paid-in capital	74,595	500,362
Total distributable earnings/(loss)	(5,194)	(23,029)
Net Assets	$69,408	$477,382
NET ASSETS:
HC Strategic Shares	$69,408	$477,382
Total	$69,408	$477,382
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	7,267	49,441
Total	7,267	49,441
Net Asset Value, offering and redemption price per share: (a)
HC Strategic Shares	$9.55	$9.66

Investments in securities, at cost	$69,736	$491,763

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations

For the Year Ended June 30, 2023

(Amounts in thousands)

	The Value Equity Portfolio	The Growth Equity Portfolio	The Institutional U.S. Equity Portfolio	The Small Capitalization– Mid Capitalization Equity Portfolio
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1, $0, $45 and $4, respectively)	$10,322	$10,345	$51,168	$1,077
Income from securities lending, net	6	11	82	114
Total Investment Income	10,328	10,356	51,250	1,191
EXPENSES:
Advisory fees	497	924	3,644	67
Management fees	305	369	1,269	37
Administrative services fees	256	306	1,009	54
Professional fees	104	135	438	23
Transfer agent fees	18	22	77	2
Compliance service fees	16	20	66	2
Custodian fees	56	73	201	12
Registration and filing fees	19	19	13	16
Trustee fees	50	61	212	6
Other	46	60	183	7
Total expenses before expenses paid indirectly	1,367	1,989	7,112	226
Less : Expenses paid indirectly	—	(3)	(10)	—
Net Expenses	1,367	1,986	7,102	226
Net Investment Income	8,961	8,370	44,148	965
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	(2,388)	1,909	1,036	540
Net realized gains/(losses) from redemptions in-kind transactions	1,840	8,022	—	—
Net realized gains/(losses) from futures transactions	329	992	68,336	35
Net realized gains/(losses) from investments	(219)	10,923	69,372	575
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	98,547	124,038	290,336	7,803
Change in unrealized appreciation/(depreciation) on futures	(28)	(40)	832	189
Change in unrealized appreciation/(depreciation) on investments	98,519	123,998	291,168	7,992
Net realized/unrealized gains/(losses) from investments	98,300	134,921	360,540	8,567
Change in net assets resulting from operations	$107,261	$143,291	$404,688	$9,532

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2023

(Amounts in thousands)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $221, $41, $3,301, and $2,310, respectively)	$2,985	$533	$15,410	$18,723
Income from securities lending, net	1	1	—	67
Total Investment Income	2,986	534	15,410	18,790
EXPENSES:
Advisory fees	287	25	491	1,186
Management fees	76	13	264	329
Administrative services fees	102	51	264	313
Professional fees	50	29	153	187
Transfer agent fees	4	1	15	19
Compliance service fees	4	1	14	17
Custodian fees	28	15	125	157
Registration and filing fees	4	1	19	18
Trustee fees	11	2	42	50
Other	13	2	41	52
Total expenses before waivers and/or reimbursements	579	140	1,428	2,328
Expenses waived and/or reimbursed by Adviser	—	(62)	—	—
Net Expenses	579	78	1,428	2,328
Net Investment Income	2,407	456	13,982	16,462
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	(807)	(29)	(2,738)	9,726
Net realized gains/(losses) from futures transactions	(9)	—	5,314	5,556
Net realized gains/(losses) from written options transactions	—	—	1,820	11,512
Net realized gains/(losses) from investments	(816)	(29)	4,396	26,794
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	21,030	4,299	71,979	58,960
Change in unrealized appreciation/(depreciation) on futures	5	—	(169)	154
Change in unrealized appreciation/(depreciation) on written options	—	—	205	1,485
Change in unrealized appreciation/(depreciation) on investments	21,035	4,299	72,015	60,599
Net realized/unrealized gains/(losses) from investments	20,219	4,270	76,411	87,393
Change in net assets resulting from operations	$22,626	$4,726	$90,393	$103,855

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2023

(Amounts in thousands)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Corporate Opportunities Portfolio
INVESTMENT INCOME:
Interest	$—	$1,403	$324
Dividends (net of foreign withholding tax of $2,841, $0, and $0, respectively)	21,715	1,080	11,099
Non-cash dividends	1,608	—	—
Income from securities lending, net	20	—	8
Total Investment Income	23,343	2,483	11,431
EXPENSES:
Advisory fees	1,422	74	343
Management fees	356	34	118
Administrative services fees	331	98	117
Professional fees	232	11	39
Transfer agent fees	21	2	7
Compliance service fees	19	2	6
Custodian fees	787	25	27
Registration and filing fees	19	10	12
Trustee fees	58	6	20
Other	55	7	21
Net Expenses	3,300	269	710
Net Investment Income	20,043	2,214	10,721
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities and foreign currency translations	(11,800)	(2,979)	(16)
Net realized gains/(losses) from futures transactions	2,564	—	4,584
Net realized gains/(losses) from written options transactions	3,100	—	—
Net realized gains/(losses) from swap transactions	(5,493)	—	—
Net realized gains/(losses) from investments	(11,629)	(2,979)	4,568
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations (net of deferred foreign tax)	13,609	339	(572)
Change in unrealized appreciation/(depreciation) on futures	(658)	—	840
Change in unrealized appreciation/(depreciation) on written options	473	—	—
Change in unrealized appreciation/(depreciation) on swaps	(6,477)	—	—
Change in unrealized appreciation/(depreciation) on investments	6,947	339	268
Net realized/unrealized gains/(losses) from investments	(4,682)	(2,640)	4,836
Change in net assets resulting from operations	$15,361	$(426)	$15,557

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2023

(Amounts in thousands)

	The U.S. Government Fixed Income Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
INVESTMENT INCOME:
Interest	$12,727	$8,817	$5,148
Dividends	21,591	1,044	1,451
Income from securities lending, net	—	6	—
Total Investment Income	34,318	9,867	6,599
EXPENSES:
Advisory fees	328	215	116
Management fees	463	131	109
Administrative services fees	379	131	174
Professional fees	138	40	34
Transfer agent fees	27	8	7
Compliance service fees	22	7	6
Custodian fees	73	26	26
Registration and filing fees	18	17	18
Trustee fees	74	21	18
Other	61	20	16
Net Expenses	1,583	616	524
Net Investment Income	32,735	9,251	6,075
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities	(15,606)	(7,308)	(517)
Net realized gains/(losses) from futures transactions	265	—	—
Net realized gains/(losses) from written options transactions	120	—	—
Net realized gains/(losses) from investments	(15,221)	(7,308)	(517)
Change in unrealized appreciation/(depreciation) on investment transactions	(26,716)	3,807	(7,824)
Change in unrealized appreciation/(depreciation) on futures	(185)	—	—
Change in unrealized appreciation/(depreciation) on written options	1	—	—
Change in unrealized appreciation/(depreciation) on investments	(26,900)	3,807	(7,824)
Net realized/unrealized gains/(losses) from investments	(42,121)	(3,501)	(8,341)
Change in net assets resulting from operations	$(9,386)	$5,750	$(2,266)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (concluded)

For the Year Ended June 30, 2023

(Amounts in thousands)

	The Short-Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond Portfolio
INVESTMENT INCOME:
Interest	$1,658	$8,404
Dividends	56	338
Total Investment Income	1,714	8,742
EXPENSES:
Advisory fees	117	613
Management fees	47	195
Administrative services fees	53	177
Professional fees	12	139
Transfer agent fees	3	12
Compliance service fees	2	10
Custodian fees	11	38
Registration and filing fees	15	14
Trustee fees	7	31
Other	1	39
Net Expenses	268	1,268
Net Investment Income	1,446	7,474
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment in securities	(3,140)	(3,801)
Change in unrealized appreciation/(depreciation) on investments	1,995	4,340
Net realized/unrealized gains/(losses) from investments	(1,145)	539
Change in net assets resulting from operations	$301	$8,013

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets

(Amounts in thousands)

	The Value Equity Portfolio		The Growth Equity Portfolio		The Institutional U.S. Equity Portfolio
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Operations:
Net investment income	$8,961	$8,178	$8,370	$7,654	$44,148	$18,783
Net realized gains/(losses) from investments	(219)	1,250	10,923	44,721	69,372	46,692
Change in unrealized appreciation/(depreciation) from investments	98,519	(97,424)	123,998	(186,352)	291,168	(452,432)
Change in net assets resulting from operations	107,261	(87,996)	143,291	(133,977)	404,688	(386,957)
Distributions to Shareholders:
HC Strategic Shares	(11,649)	(11,621)	(53,425)	(80,181)	(159,311)	(571,108)
Change in net assets resulting from distributions	(11,649)	(11,621)	(53,425)	(80,181)	(159,311)	(571,108)
HC Strategic Shares
Proceeds from shares issued	$2,496	$2,231	$12,240	$64	$436,447	$584,570
Proceeds from reinvestment of dividends	9,063	9,278	41,441	55,608	149,012	559,905
Cost of shares redeemed	(25,929)	(24,444)	(43,843)	(68,036)	(613,675)	(368,288)
Change in net assets from HC Strategic Shares of beneficial interest	(14,370)	(12,935)	9,838	(12,364)	(28,216)	776,187
Change in net assets from shares of beneficial interest	$(14,370)	$(12,935)	$9,838	$(12,364)	$(28,216)	$776,187
Change in net assets	81,242	(112,552)	99,704	(226,522)	217,161	(181,878)
Net Assets:
Beginning of period	584,565	697,117	706,876	933,398	2,252,240	2,434,118
End of period	$665,807	$584,565	$806,580	$706,876	$2,469,401	$2,252,240
Share Transactions:
HC Strategic Shares
Issued	86	74	441	2	28,683	32,615
Reinvested	344	311	1,694	1,664	10,249	29,824
Redeemed	(974)	(821)	(1,640)	(2,073)	(39,796)	(18,025)
Change in HC Strategic Shares	(544)	(436)	495	(407)	(864)	44,414
Total change in shares	(544)	(436)	495	(407)	(864)	44,414

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Small Capitalization- Mid Capitalization Equity Portfolio		The ESG Growth Portfolio		The Catholic SRI Growth Portfolio
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Operations:
Net investment income	$965	$306	$2,407	$2,319	$456	$462
Net realized gains/(losses) from investments	575	(1,069)	(816)	898	(29)	93
Change in unrealized appreciation/(depreciation) from investments	7,992	(19,971)	21,035	(28,369)	4,299	(5,203)
Change in net assets resulting from operations	9,532	(20,734)	22,626	(25,152)	4,726	(4,648)
Distributions to Shareholders:
From net investment income and/or net realized capital gains	(984)	(6,549)	(2,404)	(8,113)	(649)	(10,591)
Tax return of capital	(8)	—	—	—	—	—
Change in net assets resulting from distributions	(992)	(6,549)	(2,404)	(8,113)	(649)	(10,591)
HC Strategic Shares
Proceeds from shares issued	$123	$268	$112	$1,326	$3,749	$4,672
Proceeds from reinvestment of dividends	671	4,510	217	5,772	649	10,591
Cost of shares redeemed	(3,336)	(6,077)	(94)	(665)	(1,944)	(6,411)
Change in net assets from HC Strategic Shares of beneficial interest	(2,542)	(1,299)	235	6,433	2,454	8,852
Change in net assets from shares of beneficial interest	$(2,542)	$(1,299)	$235	$6,433	$2,454	$8,852
Change in net assets	5,998	(28,582)	20,457	(26,832)	6,531	(6,387)
Net Assets:
Beginning of period	69,235	97,817	143,660	170,492	22,525	28,912
End of period	$75,233	$69,235	$164,117	$143,660	$29,056	$22,525
Share Transactions:
HC Strategic Shares
Issued	4	7	8	89	382	346
Reinvested	24	135	17	395	68	921
Redeemed	(117)	(180)	(7)	(55)	(196)	(585)
Change in HC Strategic Shares	(89)	(38)	18	429	254	682
Total change in shares	(89)	(38)	18	429	254	682

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The International Equity Portfolio		The Institutional International Equity Portfolio		The Emerging Markets Portfolio
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Operations:
Net investment income	$13,982	$22,018	$16,462	$28,489	$20,043	$16,588
Net realized gains/(losses) from investments	4,396	(8,346)	26,794	(9,835)	(11,629)	(6,045)
Change in unrealized appreciation/(depreciation) from investments	72,015	(120,778)	60,599	(213,185)	6,947	(237,951)
Change in net assets resulting from operations	90,393	(107,106)	103,855	(194,531)	15,361	(227,408)
Distributions to Shareholders:
From net investment income and/or net realized capital gains	(13,334)	(24,441)	(10,428)	(117,066)	(13,347)	(17,632)
Tax return of capital	—	—	(6,505)	—	—	—
Change in net assets resulting from distributions	(13,334)	(24,441)	(16,933)	(117,066)	(13,347)	(17,632)
HC Strategic Shares
Proceeds from shares issued	$11,568	$19,127	$211,763	$166,148	$83,010	$86,489
Proceeds from reinvestment of dividends	9,140	16,914	14,735	105,685	10,376	14,462
Cost of shares redeemed	(88,818)	(88,267)	(330,441)	(392,253)	(108,931)	(103,185)
Change in net assets from HC Strategic Shares of beneficial interest	(68,110)	(52,226)	(103,943)	(120,420)	(15,545)	(2,234)
Change in net assets from shares of beneficial interest	$(68,110)	$(52,226)	$(103,943)	$(120,420)	$(15,545)	$(2,234)
Change in net assets	8,949	(183,773)	(17,021)	(432,017)	(13,531)	(247,274)
Net Assets:
Beginning of period	536,208	719,981	796,399	1,228,416	716,399	963,673
End of period	$545,157	$536,208	$779,378	$796,399	$702,868	$716,399
Share Transactions:
HC Strategic Shares
Issued	1,056	1,547	21,809	15,803	5,146	4,314
Reinvested	762	1,510	1,483	10,100	643	703
Redeemed	(8,389)	(7,578)	(37,387)	(38,245)	(6,470)	(5,148)
Change in HC Strategic Shares	(6,571)	(4,521)	(14,095)	(12,342)	(681)	(131)
Total change in shares	(6,571)	(4,521)	(14,095)	(12,342)	(681)	(131)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Core Fixed Income Portfolio		The Corporate Opportunities Portfolio		The U.S. Government Fixed Income Securities Portfolio
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Operations:
Net investment income	$2,214	$1,163	$10,721	$800	$32,735	$5,653
Net realized gains/(losses) from investments	(2,979)	(222)	4,568	(21,311)	(15,221)	(945)
Change in unrealized appreciation/(depreciation) from investments	339	(8,166)	268	(2,048)	(26,900)	(35,660)
Change in net assets resulting from operations	(426)	(7,225)	15,557	(22,559)	(9,386)	(30,952)
Distributions to Shareholders:
HC Strategic Shares	(2,209)	(1,826)	(10,121)	(30,837)	(32,745)	(6,950)
Change in net assets resulting from distributions	(2,209)	(1,826)	(10,121)	(30,837)	(32,745)	(6,950)
HC Strategic Shares
Proceeds from shares issued	$20,278	$9,101	$18,323	$14,541	$466,271	$469,627
Proceeds from reinvestment of dividends	2,205	1,823	9,717	30,098	23,950	5,369
Cost of shares redeemed	(5,823)	(10,609)	(70,341)	(39,499)	(156,686)	(65,092)
Change in net assets from HC Strategic Shares of beneficial interest	16,660	315	(42,301)	5,140	333,535	409,904
Change in net assets from shares of beneficial interest	$16,660	$315	$(42,301)	$5,140	$333,535	$409,904
Change in net assets	14,025	(8,736)	(36,865)	(48,256)	291,404	372,002
Net Assets:
Beginning of period	57,494	66,230	259,087	307,343	628,468	256,466
End of period	$71,519	$57,494	$222,222	$259,087	$919,872	$628,468
Share Transactions:
HC Strategic Shares
Issued	2,324	967	2,716	1,898	52,796	51,491
Reinvested	259	186	1,458	4,048	2,818	566
Redeemed	(679)	(1,087)	(10,509)	(5,194)	(18,208)	(6,802)
Change in HC Strategic Shares	1,904	66	(6,335)	752	37,406	45,255
Total change in shares	1,904	66	(6,335)	752	37,406	45,255

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The U.S. Corporate Fixed Income Securities Portfolio		The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio		The Short-Term Municipal Bond Portfolio
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Operations:
Net investment income	$9,251	$7,298	$6,075	$2,776	$1,446	$1,184
Net realized gains/(losses) from investments	(7,308)	831	(517)	(2,775)	(3,140)	(908)
Change in unrealized appreciation/(depreciation) from investments	3,807	(43,676)	(7,824)	(19,523)	1,995	(4,969)
Change in net assets resulting from operations	5,750	(35,547)	(2,266)	(19,522)	301	(4,693)
Distributions to Shareholders:
HC Strategic Shares	(9,281)	(18,127)	(6,210)	(4,043)	(1,460)	(1,233)
Change in net assets resulting from distributions	(9,281)	(18,127)	(6,210)	(4,043)	(1,460)	(1,233)
HC Strategic Shares
Proceeds from shares issued	$33,977	$70,919	$32,140	$52,915	$25,006	$33,267
Proceeds from reinvestment of dividends	6,621	15,848	4,428	2,835	1,319	1,138
Cost of shares redeemed	(28,703)	(45,829)	(23,651)	(33,966)	(95,778)	(38,943)
Change in net assets from HC Strategic Shares of beneficial interest	11,895	40,938	12,917	21,784	(69,453)	(4,538)
Change in net assets from shares of beneficial interest	$11,895	$40,938	$12,917	$21,784	$(69,453)	$(4,538)
Change in net assets	8,364	(12,736)	4,441	(1,781)	(70,612)	(10,464)
Net Assets:
Beginning of period	257,699	270,435	213,253	215,034	140,020	150,484
End of period	$266,063	$257,699	$217,694	$213,253	$69,408	$140,020
Share Transactions:
HC Strategic Shares
Issued	3,900	7,142	3,831	5,788	2,611	3,391
Reinvested	766	1,575	533	309	138	116
Redeemed	(3,285)	(4,787)	(2,816)	(3,767)	(10,065)	(3,962)
Change in HC Strategic Shares	1,381	3,930	1,548	2,330	(7,316)	(455)
Total change in shares	1,381	3,930	1,548	2,330	(7,316)	(455)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (concluded)

(Amounts in thousands)

	The Intermediate Term Municipal Bond Portfolio
	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Operations:
Net investment income	$7,474	$5,904
Net realized gains/(losses) from investments	(3,801)	(360)
Change in unrealized appreciation/(depreciation) from investments	4,340	(28,652)
Change in net assets resulting from operations	8,013	(23,108)
Distributions to Shareholders:
HC Strategic Shares	(7,421)	(6,487)
Change in net assets resulting from distributions	(7,421)	(6,487)
HC Strategic Shares
Proceeds from shares issued	$204,064	$28,024
Proceeds from merger (Note 9)	70,657	—
Proceeds from reinvestment of dividends	6,854	6,058
Cost of shares redeemed	(175,883)	(21,462)
Change in net assets from HC Strategic Shares of beneficial interest	105,692	12,620
Change in net assets from shares of beneficial interest	$105,692	$12,620
Change in net assets	106,284	(16,975)
Net Assets:
Beginning of period	371,098	388,073
End of period	$477,382	$371,098
Share Transactions:
HC Strategic Shares
Issued	21,290	2,830
Issued from merger (Note 9)	7,303	—
Reinvested	712	600
Redeemed	(18,418)	(2,128)
Change in HC Strategic Shares	10,887	1,302
Total change in shares	10,887	1,302

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(d)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$25.38	$0.39	$4.34	$4.73	$(0.40)	$(0.11)	$(0.51)	$29.60	18.91%	$665,807	0.22%	0.22%	1.47%	5%
Year Ended June 30, 2022	29.70	0.35	(4.17)	(3.82)	(0.34)	(0.16)	(0.50)	25.38	(13.10)%	584,565	0.22%	0.22%	1.17%	8%
Year Ended June 30, 2021	21.23	0.31	8.48	8.79	(0.32)	—	(0.32)	29.70	41.63%	697,117	0.22%	0.22%	1.20%	6%
Year Ended June 30, 2020	20.21	0.35	1.03	1.38	(0.35)	(0.01)	(0.36)	21.23	6.89%	538,326	0.22%	0.22%	1.68%	19%
Year Ended June 30, 2019	19.95	0.40	1.34	1.74	(0.41)	(1.07)	(1.48)	20.21	9.78%	583,757	0.21%	0.21%	2.05%	74%
HC Advisors Shares
Period Ended June 30, 2019(e)	$19.95	$0.46	$1.26	$1.72	$(0.33)	$(1.07)	$(1.40)	$20.27	9.69%	$—	0.46%	0.21%	2.29%	74%
The Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$26.04	$0.30	$4.82	$5.12	$(0.31)	$(1.67)	$(1.98)	$29.18	21.14%	$806,580	0.27%	0.27%	1.13%	11%
Year Ended June 30, 2022	33.87	0.28	(5.17)	(4.89)	(0.28)	(2.66)	(2.94)	26.04	(16.30)%	706,876	0.27%	0.27%	0.85%	12%
Year Ended June 30, 2021	25.84	0.25	9.63	9.88	(0.26)	(1.59)	(1.85)	33.87	39.43%	933,398	0.27%	0.27%	0.84%	15%
Year Ended June 30, 2020	24.52	0.31	2.37	2.68	(0.33)	(1.03)	(1.36)	25.84	11.17%	736,840	0.26%	0.26%	1.26%	37%
Year Ended June 30, 2019	23.54	0.30	2.30	2.60	(0.30)	(1.32)	(1.62)	24.52	12.22%	802,838	0.25%	0.25%	1.28%	41%
HC Advisors Shares
Period Ended June 30, 2019(e)	$23.50	$0.28	$2.00	$2.28	$(0.23)	$(1.32)	$(1.55)	$24.23	10.77%	$—	0.51%	0.26%	1.19%	41%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued and excludes any in-kind transaction.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

			Change in Net Assets Resulting From Operations:			Distributions to Shareholders:									Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period		Net Investment Income/ (Loss)(d)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capitals		Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Institutional U.S. Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$14.93		$0.27	$2.22	$2.49	$(0.26)	$(0.70)	$—		$(0.96)	$16.46		17.61%	$2,469,401	0.28%	0.28%	1.74%	39%
Year Ended June 30, 2022	22.87		0.15	(2.54)	(2.39)	(0.16)	(5.39)	—		(5.55)	14.93		(15.30)%	2,252,240	0.28%	0.28%	0.77%	43%
Year Ended June 30, 2021	17.12		0.17	6.79	6.96	(0.18)	(1.03)	—		(1.21)	22.87		41.89%	2,434,118	0.28%	0.28%	0.87%	29%
Year Ended June 30, 2020	18.53		0.23	1.98	2.21	(0.21)	(3.41)	—		(3.62)	17.12		12.71%	2,724,391	0.24%	0.24%	1.36%	74%
Year Ended June 30, 2019	18.25		0.24	1.59	1.83	(0.24)	(1.31)	—		(1.55)	18.53		11.46%	1,535,959	0.23%	0.23%	1.31%	70%
HC Advisors Shares
Period Ended June 30, 2019(e)	$18.25		$0.25	$0.72	$0.97	$(0.19)	$(1.31)	$—		$(1.50)	$17.72		6.27%	$—	0.48%	0.23%	1.36%	70%
The Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$26.47		$0.37	$3.32	$3.69	$(0.38)	$(0.01)	$—	(f)	$(0.39)	$29.77		14.03%	$75,233	0.31%	0.31%	1.32%	81%
Year Ended June 30, 2022	36.85	(f)	0.12	(8.01)	(7.89)	(0.12)	(2.37)	—		(2.49)	26.47		(22.74)%	69,235	0.51%	0.51%	0.35%	64%
Year Ended June 30, 2021	23.30		0.08	13.58	13.66	(0.11)	—	—		(0.11)	36.85	(g)	58.67%	97,817	0.49%	0.49%	0.25%	32%
Year Ended June 30, 2020	26.25		0.15	(1.82)	(1.67)	(0.18)	(1.10)	—		(1.28)	23.30		(6.83)%	68,527	0.53%	0.52%	0.64%	87%
Year Ended June 30, 2019	29.52		0.10	(0.77)	(0.67)	(0.13)	(2.47)	—		(2.60)	26.25		(0.81)%	95,614	0.68%	0.67%	0.36%	79%
HC Advisors Shares
Period Ended June 30, 2019(h)	$29.49		$0.08	$(0.97)	$(0.89)	$(0.10)	$(2.47)	$—		$(2.57)	$26.03		(1.62)%	$—	0.93%	0.66%	0.27%	79%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(f)	Amount rounds to less than $0.005 per share
(g)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in United States of America.

(h)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(d)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The ESG Growth Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$11.83	$0.20		$1.67	$1.87	$(0.19)	$(0.01)	$(0.20)	$13.50	15.91%	$164,117	0.38%	0.38%	1.59%	12%
Year Ended June 30, 2022	14.56	0.19		(2.23)	(2.04)	(0.21)	(0.48)	(0.69)	11.83	(14.80)%	143,660	0.39%	0.39%	1.36%	10%
Year Ended June 30, 2021	10.72	0.16		3.98	4.14	(0.17)	(0.13)	(0.30)	14.56	39.02%	170,492	0.36%	0.36%	1.28%	8%
Year Ended June 30, 2020	10.92	0.18		0.32	0.50	(0.19)	(0.51)	(0.70)	10.72	4.49%	132,452	0.36%	0.34%	1.66%	31%
Year Ended June 30, 2019	11.42	0.28	(b)	(0.10)	0.18	(0.30)	(0.38)	(0.68)	10.92	2.06%	148,978	0.34%	0.34%	2.52%	172%
HC Advisors Shares
Period Ended June 30, 2019(e)	$11.41	$0.28		$(0.29)	$(0.01)	$(0.21)	$(0.38)	$(0.59)	$10.81	0.32%	$—	0.60%	0.35%	2.56%	172%
The Catholic SRI Growth Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$9.10	$0.17		$1.63	$1.80	$(0.17)	$(0.08)	$(0.25)	$10.65	20.07%	$29,056	0.56%	0.31%	1.81%	11%
Year Ended June 30, 2022	16.13	0.20		(1.74)	(1.54)	(0.24)	(5.25)	(5.49)	9.10	(16.17)%	22,525	0.56%	0.31%	1.56%	25%
Year Ended June 30, 2021	11.63	0.19		4.55	4.74	(0.24)	—	(0.24)	16.13	41.00%	28,912	0.38%	0.31%	1.38%	42%
Year Ended June 30, 2020	11.84	0.21		0.13	0.34	(0.20)	(0.35)	(0.55)	11.63	2.72%	53,083	0.42%	0.31%	1.80%	14%
Year Ended June 30, 2019	12.71	0.31		(0.14)	0.17	(0.31)	(0.73)	(1.04)	11.84	2.16%	51,401	0.41%	0.31%	2.60%	180%
HC Advisors Shares
Period Ended June 30, 2019(e)	$12.72	$0.31		$(0.39)	$(0.08)	$(0.20)	$(0.73)	$(0.93)	$11.71	0.07%	$—	0.66%	0.31%	2.60%	180%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on June 14, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

			Change in Net Assets Resulting From Operations:			Distributions to Shareholders:									Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period		Net Investment Income/ (Loss)(d)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments		Tax Return of Capital	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)*	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)*	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$10.19		$0.29	$1.65	$1.94	$(0.29)	$—		$—	$(0.29)	$11.84		19.01%	$545,157	0.27%	0.27%	2.65%	8%
Year Ended June 30, 2022	12.60		0.39	(2.35)	(1.96)	(0.45)	—		—	(0.45)	10.19		(15.85)%	536,208	0.26%	0.26%	3.20%	19%
Year Ended June 30, 2021	9.75		0.29	2.85	3.14	(0.29)	—		—	(0.29)	12.60		32.16%	719,981	0.25%	0.25%	2.51%	23%
Year Ended June 30, 2020	10.37		0.19	(0.58)	(0.39)	(0.23)	—		—	(0.23)	9.75		(3.82)%	605,097	0.41%	0.41%	1.88%	95%
Year Ended June 30, 2019	10.74		0.34	(0.32)	0.02	(0.39)	—		—	(0.39)	10.37		0.24%	911,059	0.47%	0.47%	3.28%	55%
HC Advisors Shares
Period Ended June 30, 2019(e)	$10.75		$0.20	$(0.17)	$0.03	$(0.03)	$—		$—	$(0.03)	$10.75		0.31%	$—	0.72%	0.46%	1.95%	55%
The Institutional International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$8.52		$0.23	$1.28	$1.51	$(0.13)	$—	(f)	$(0.08)	$(0.21)	$9.82		17.76%	$779,378	0.35%	0.35%	2.50%	26%
Year Ended June 30, 2022	11.61		0.27	(2.20)	(1.93)	(0.67)	(0.49)		—	(1.16)	8.52		(18.16)%	796,399	0.27%	0.27%	2.55%	23%
Year Ended June 30, 2021	8.85		0.18	2.78	2.96	(0.20)	—		—	(0.20)	11.61		33.57%	1,228,416	0.25%	0.25%	1.73%	7%
Year Ended June 30, 2020	9.70		0.18	(0.83)	(0.65)	(0.20)	—	(f)	—	(0.20)	8.85		(6.83)%	1,340,256	0.44%	0.44%	1.96%	64%
Year Ended June 30, 2019	10.57		0.34	(0.40)	(0.06)	(0.42)	(0.39)		—	(0.81)	9.70		0.09%	1,886,176	0.42%	0.42%	3.46%	38%
HC Advisors Shares
Period Ended June 30, 2019(g)	$10.56		$0.22	$(0.69)	$(0.47)	$(0.15)	$(0.39)		$—	$(0.54)	$9.55		(4.06)%	$—	0.67%	0.42%	2.14%	38%
The Emerging Markets Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$17.22	(h)	$0.47	$(0.20)	$0.27	$(0.31)	$—	(f)	$—	$(0.31)	$17.18		1.63%	$702,868	0.46%	0.46%	2.82%	6%
Year Ended June 30, 2022	23.10		0.40	(5.85)	(5.45)	(0.43)	—		—	(0.43)	17.22	(h)	(23.87)%	716,399	0.52%	0.46%	1.96%	20%
Year Ended June 30, 2021	16.96		0.25	6.11	6.36	(0.22)	—		—	(0.22)	23.10		37.62%	963,673	0.51%	0.51%	1.20%	8%
Year Ended June 30, 2020	18.14		0.48	(1.05)	(0.57)	(0.61)	—		—	(0.61)	16.96		(3.44)%	941,171	0.51%	0.51%	2.77%	11%
Year Ended June 30, 2019	17.78		0.39	0.30	0.69	(0.33)	—		—	(0.33)	18.14		4.11%	1,466,128	0.58%	0.58%	2.24%	50%
HC Advisors Shares
Period Ended June 30, 2019(g)	$17.78		$0.38	$(0.58)	$(0.20)	$(0.33)	$—		$—	$(0.33)	$17.25		(0.99)%	$—	0.84%	0.59%	2.19%	50%

*	The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued and excludes any in-kind transaction.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.
(f)	Amount rounds to less than $0.005 per share.
(g)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(h)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in United States of America.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

			Change in Net Assets Resulting From Operations:			Distributions to Shareholders:							Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period		Net Investment Income/ (Loss)(d)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period		Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)*	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)*	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Core Fixed Income Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$8.82		$0.28	$(0.33)	$(0.05)	$(0.28)	$—	$(0.28)	$8.49		(0.51)%	$71,519	0.40%	0.40%	3.27%	45	%(e)
Year Ended June 30, 2022	10.27		0.18	(1.35)	(1.17)	(0.19)	(0.09)	(0.28)	8.82		(11.58)%	57,494	0.36%	0.36%	1.87%	33	%(e)
Year Ended June 30, 2021	10.59		0.18	(0.17)	0.01	(0.21)	(0.12)	(0.33)	10.27		0.09%	66,230	0.33%	0.33%	1.71%	38	%(e)
Year Ended June 30, 2020	9.98		0.25	0.62	0.87	(0.26)	—	(0.26)	10.59		8.85%	66,278	0.32%	0.32%	2.42%	36	%(e)
Year Ended June 30, 2019	9.49		0.25	0.51	0.76	(0.27)	—	(0.27)	9.98		8.12%	68,267	0.35%	0.35%	2.63%	34	%(e)
HC Advisors Shares
Period Ended June 30, 2019(f)	$9.49		$0.25	$0.23	$0.48	$(0.22)	$—	$(0.22)	$9.75		5.14%	$—	0.60%	0.35%	2.63%	34	%(e)
The Corporate Opportunities Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$6.67		$0.30	$0.16	$0.46	$(0.29)	$—	$(0.29)	$6.84		7.16%	$222,222	0.30%	0.30%	4.50%	93%
Year Ended June 30, 2022	8.07		0.02	(0.58)	(0.56)	(0.02)	(0.82)	(0.84)	6.67		(8.03)%	259,087	0.21%	0.21%	0.27%	44%
Year Ended June 30, 2021	7.14		0.01	0.93	0.94	(0.01)	—	(0.01)	8.07		13.17%	307,343	0.21%	0.21%	0.12%	123%
Year Ended June 30, 2020	7.01	(g)	0.20	0.16	0.36	(0.23)	—	(0.23)	7.14		5.23%	436,857	0.32%	0.32%	2.81%	40%
Year Ended June 30, 2019	6.85		0.40	0.17	0.57	(0.41)	—	(0.41)	7.01	(g)	8.62%	597,848	0.47%	0.47%	5.81%	52%
HC Advisors Shares
Period Ended June 30, 2019(f)	$6.85		$0.39	$0.05	$0.44	$(0.30)	$—	$(0.30)	$6.99		6.61%	$—	0.72%	0.47%	5.74%	52%
The U.S. Government Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$8.86		$0.30	$(0.37)	$(0.07)	$(0.30)	$— (h)	$(0.30)	$8.49		(0.76)%	$919,872	0.17%	0.17%	3.53%	45%
Year Ended June 30, 2022	9.99		0.18	(1.10)	(0.92)	(0.15)	(0.06)	(0.21)	8.86		(9.40)%	628,468	0.22%	0.22%	1.93%	41%
Year Ended June 30, 2021	10.83		0.15	(0.50)	(0.35)	(0.15)	(0.34)	(0.49)	9.99		(3.30)%	256,466	0.20%	0.20%	1.47%	67%
Year Ended June 30, 2020	10.03		0.21	0.80	1.01	(0.21)	— (h)	(0.21)	10.83		10.21%	305,689	0.19%	0.19%	1.99%	58%
Year Ended June 30, 2019	9.59		0.21	0.44	0.65	(0.21)	—	(0.21)	10.03		6.87%	305,531	0.20%	0.20%	2.22%	31%

*	The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	Portfolio turnover does not include TBA security transactions.
(f)	HC Advisors Shares are still offered, but were fully redeemed on May 13, 2019.
(g)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in United States of America.

(h)	Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(b)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate(a)
The U.S. Corporate Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$8.79	$0.31	$(0.12)	$0.19	$(0.31)	$—	$(0.31)	$8.67	2.19%	$266,063	0.24%	0.24%	3.53%	37%
Year Ended June 30, 2022	10.66	0.26	(1.48)	(1.22)	(0.26)	(0.39)	(0.65)	8.79	(12.12)%	257,699	0.21%	0.21%	2.63%	31%
Year Ended June 30, 2021	10.92	0.30	0.05	0.35	(0.31)	(0.30)	(0.61)	10.66	3.21%	270,435	0.23%	0.23%	2.77%	46%
Year Ended June 30, 2020	10.29	0.32	0.70	1.02	(0.32)	(0.07)	(0.39)	10.92	10.10%	347,653	0.21%	0.21%	3.04%	43%
Year Ended June 30, 2019	9.59	0.34	0.70	1.04	(0.34)	—	(0.34)	10.29	11.07%	312,255	0.21%	0.21%	3.47%	25%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$8.58	$0.23	$(0.33)	$(0.10)	$(0.24)	$—	$(0.24)	$8.24	(1.18)%	$217,694	0.24%	0.24%	2.80%	12	%(c)
Year Ended June 30, 2022	9.55	0.12	(0.92)	(0.80)	(0.17)	—	(0.17)	8.58	(8.51)%	213,253	0.23%	0.23%	1.25%	27	%(c)
Year Ended June 30, 2021	9.80	0.09	(0.14)	(0.05)	(0.20)	—	(0.20)	9.55	(0.51)%	215,034	0.23%	0.23%	0.96%	46	%(c)
Year Ended June 30, 2020	9.57	0.20	0.28	0.48	(0.25)	—	(0.25)	9.80	5.12%	249,509	0.22%	0.22%	2.04%	32	%(c)
Year Ended June 30, 2019	9.32	0.24	0.28	0.52	(0.27)	—	(0.27)	9.57	5.70%	216,403	0.24%	0.24%	2.60%	15	%(c)
The Short-Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$9.60	$0.15	$(0.04)	$0.11	$(0.16)	$—	$(0.16)	$9.55	1.19%	$69,408	0.29%	0.29%	1.54%	30%
Year Ended June 30, 2022	10.01	0.08	(0.41)	(0.33)	(0.08)	—	(0.08)	9.60	(3.27)%	140,020	0.28%	0.28%	0.82%	32%
Year Ended June 30, 2021	10.05	0.09	(0.04)	0.05	(0.09)	— (d)	(0.09)	10.01	0.51%	150,484	0.28%	0.28%	0.91%	18%
Year Ended June 30, 2020	9.93	0.14	0.12	0.26	(0.14)	—	(0.14)	10.05	2.68%	135,065	0.28%	0.28%	1.44%	21%
Year Ended June 30, 2019	9.80	0.15	0.13	0.28	(0.15)	—	(0.15)	9.93	2.88%	106,274	0.28%	0.28%	1.56%	15%

(a)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(b)	Per share amounts are based on average shares outstanding.
(c)	Portfolio turnover does not include TBA security transactions.
(d)	Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (concluded)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(d)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)*	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)*	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Intermediate Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2023	$9.63	$0.19	$0.02	$0.21	$(0.18)	$—	$(0.18)	$9.66	2.20%	$477,382	0.33%	0.33%	1.92%	25%
Year Ended June 30, 2022	10.42	0.16	(0.77)	(0.61)	(0.16)	(0.02)	(0.18)	9.63	(5.98)%	371,098	0.31%	0.31%	1.56%	7%
Year Ended June 30, 2021	10.32	0.17	0.11	0.28	(0.18)	—	(0.18)	10.42	2.70%	388,073	0.30%	0.30%	1.61%	17%
Year Ended June 30, 2020	10.21	0.20	0.12	0.32	(0.20)	(0.01)	(0.21)	10.32	3.21%	391,308	0.31%	0.31%	1.92%	36%
Year Ended June 30, 2019	9.90	0.22	0.31	0.53	(0.22)	—	(0.22)	10.21	5.45%	393,097	0.32%	0.32%	2.21%	27%
HC Advisors Shares
Period Ended June 30, 2019(e)	$9.90	$0.22	$0.32	$0.54	$(0.19)	$—	$(0.19)	$10.25	5.48%	$—	0.57%	0.31%	2.20%	27%

*	The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Per share amounts are based on average shares outstanding.
(e)	HC Advisors Shares are still offered, but were fully redeemed on May 1, 2019.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Notes to Financial Statements — June 30, 2023

1. DESCRIPTION. HC Capital Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management series investment company. The Trust is a Delaware statutory trust which was organized on December 15, 1994. As of June 30, 2023, the Trust offered sixteen separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Institutional U.S. Equity Portfolio (“Institutional U.S. Portfolio”), The Small Capitalization-Mid Capitalization Equity Portfolio (“Small Cap-Mid Cap Portfolio”), The ESG Growth Portfolio (“ESG Growth Portfolio”), The Catholic SRI Growth Portfolio (“Catholic SRI Growth Portfolio”), The International Equity Portfolio (“International Portfolio”), The Institutional International Equity Portfolio (“Institutional International Portfolio”), The Emerging Markets Portfolio (“Emerging Markets Portfolio”), The Core Fixed Income Portfolio (“Core Fixed Income Portfolio”), The Corporate Opportunities Portfolio (“Corporate Opportunities Portfolio”), The U.S. Government Fixed Income Securities Portfolio (“U.S. Government Fixed Income Portfolio”), The U.S. Corporate Fixed Income Securities Portfolio (“U.S. Corporate Fixed Income Portfolio”), The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (“U.S. Mortgage/Asset Backed Fixed Income Portfolio”), The Short-Term Municipal Bond Portfolio (“Short-Term Municipal Portfolio”), and The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”) (each a “Portfolio” and collectively the “Portfolios”).

Each Portfolio is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each in two classes of shares: HC Advisors Shares and HC Strategic Shares. As of June 30, 2023, the HC Advisors Shares were not active for any of the Portfolios. Each class of shares for each of the Portfolios has identical rights and privileges except with respect to voting rights on matters affecting a single class of shares. The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co., LLC.

As of June 30, 2023, all Portfolios in the Trust are diversified Portfolios under the 1940 Act.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The Portfolios are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of the Portfolios’ financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Portfolio Valuation. The net asset value (“NAV”) per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. Each class’s NAV per share is calculated by adding the market value or fair value, as applicable, of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares.

B. Securities Valuation. Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to such procedures, the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the Board has designated the Adviser as its fair valuation designee to perform fair value determinations. The fair valuation process is designed to value the security at the price the Portfolio would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

For disclosure purposes, the Trust has a three-tier fair value hierarchy that is dependent upon the observability of various “inputs” used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets that each Portfolio has the ability to access

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfer in and out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Equity Securities (Common and Preferred Stock, Exchange-Traded Funds and Closed-End Funds): Readily marketable portfolio securities listed on a securities exchange, including Nasdaq, are valued at the closing price on the exchange or at the Nasdaq Official Closing Price. If there have been no sales on such exchange, the securities are valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Readily marketable securities traded only in the over-the-counter market are valued at the closing price and are typically categorized as Level 1 in the fair value hierarchy, or, if there have been no sales, are valued at the mean of the last reported bid and asked prices and are typically categorized as Level 2 in the fair value hierarchy.

Securities listed on a foreign exchange are valued at the closing price on that exchange, provided that where the prices of such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars at the time of the NAV calculation. If there have been no sales on such exchange, the security is valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. Such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Portfolio may use a systematic valuation model provided by an independent third party to fair value its international securities. Such systematic valuations are typically categorized as Level 2 in the fair value hierarchy.

Mutual Funds: Mutual funds are valued at their respective daily net asset value and are typically categorized as Level 1 in the fair value hierarchy.

Fixed Income Securities (Corporate, Municipal and Foreign Bonds, U.S. Government and Agency Securities): Fixed income securities are valued using various inputs including benchmark yields, reported trades, broker/ dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

Asset-Backed and Mortgage-Backed Securities: In addition to the inputs discussed above for fixed-income securities, asset-backed and mortgage-backed securities are valued using new issue data, monthly payment information and collateral performance, and are typically categorized as Level 2 in the fair value hierarchy.

Short-Term Obligations: Short-term obligations with maturities of 60 days or less may also be valued at amortized cost, which constitutes fair value as determined by the Board. Such securities are typically categorized as Level 2 in the fair value hierarchy.

Derivative Instruments (Futures, Options, Swaps and Forward Currency Contracts): Swaps are valued using interdealer broker rates, benchmark yields, and swap details and are typically categorized as Level 2 in the fair value hierarchy. Exchange traded futures, swaps and options are valued using quoted prices from the exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are valued using market quotes posted by major currency dealers and are typically categorized as Level 2 in the fair value hierarchy.

Rights Securities: Rights securities are valued at the closing price on the exchange and classified as Level 1 or intrinsically fair valued if there is not an exchange price available and classified as Level 2 or Level 3.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

The following is a summary of the inputs used to value the following Portfolios’ securities as of June 30, 2023 (amounts in thousands). The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio.

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
Value Portfolio
Common Stocks	$663,941	$—	$—		$663,941
Investment Companies	2,120	—	—		2,120
Total Investment Securities	$666,061	$—	$—		$666,061

Growth Portfolio
Common Stocks	$804,874	$—	$—		$804,874
Investment Companies	1,069	—	—		1,069
Total Investment Securities	$805,943	$—	$—		$805,943

Institutional U.S. Portfolio
Common Stocks	$2,236,554	$39,573	$—		$2,276,127
Contingent Right	—	—	—	[2]	—
Exchange-Traded Funds	101,396	—	—		101,396
Investment Companies	72,967	—	—		72,967
Total Investment Securities	$2,410,917	$39,573	$—		$2,450,490
Other Financial Instruments[1]
Futures	$4,260	$—	$—		$4,260
Total Investments	$2,415,177	$39,573	$—		$2,454,750

Small Cap-Mid Cap Portfolio
Common Stocks	$74,346	$5	$—		$74,351
Contingent Rights	55	1	—	[2]	56
Investment Companies	1,816	—	—		1,816
Total Investment Securities	$76,217	$6	$—		$76,223
Other Financial Instruments[1]
Futures	$3	$—	$—		$3
Total Investments	$76,220	$6	$—		$76,226

ESG Growth Portfolio
Common Stocks	$117,548	$45,178	$—	[2]	$162,726
Investment Company	587	—	—		587
Total Investment Securities	$118,135	$45,178	$—		$163,313
Other Financial Instruments[1]
Futures	$5	$—	$—		$5
Total Investments	$118,140	$45,178	$—		$163,318

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
Catholic SRI Growth Portfolio
Common Stocks	$21,349	$7,592	$—	[2]	$28,941
Investment Companies	22	—	—		22
Total Investment Securities	$21,371	$7,592	$—		$28,963

International Portfolio
Common Stocks	$63,194	$462,199	$—	[2]	$525,393
Investment Companies	9,567	—	—		9,567
Purchased Options	15	—			15
Total Investment Securities	$72,776	$462,199	$—		$534,975
Other Financial Instruments[1]
Futures	$45	$—	$—		$45
Written Options	(37)	—	—		(37)
Total Investments	$72,784	$462,199	$—		$534,983

Institutional International Portfolio
Common Stocks	$17,368	$421,820	$—	[2]	$439,188
Investment Companies	206,736	114,787	—		321,523
Purchased Options	124	—	—		124
Total Investment Securities	$224,228	$536,607	$—		$760,835
Other Financial Instruments[1]
Futures	$1,159	$—	$—		$1,159
Written Options	(310)	—	—		(310)
Total Investments	$225,077	$536,607	$—		$761,684

Emerging Markets Portfolio
Common Stocks	$88,994	$511,625	$—	[2]	$600,619
Investment Companies	99,074	—	—		99,074
Purchased Options	47	—	—		47
Total Investment Securities	$188,115	$511,625	$—		$699,740
Other Financial Instruments[1]
Futures	$(653)	$—	$—		$(653)
Written Options	(121)	—	—		(121)
Total Return Swaps	—	(2,176)	—		(2,176)
Total Investments	$187,341	$509,449	$—		$696,790

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs		Total
Core Fixed Income Portfolio
Asset Backed Securities	$—	$130	$—		$130
Collateralized Mortgage Obligations	—	599	—		599
U.S. Government Agency Mortgages	—	9,128	—		9,128
U.S. Government Agency Securities	—	561	—		561
Corporate Bonds	—	10,732	—		10,732
U.S. Treasury Obligations	—	21,003	—		21,003
Yankee Dollars	—	1,206	—		1,206
Exchange-Traded Fund	18,813	—	—		18,813
Investment Companies	9,803	—	—		9,803
Total Investment Securities	$28,616	$43,359	$—		$71,975

Corporate Opportunities Portfolio
Common Stock	$—	$—	$—	[2]	$—
Investment Companies	216,351	—	—		216,351
Total Investment Securities	$216,351	$—	$—		$216,351
Other Financial Instruments[1]
Futures	$205	$—	$—		$205
Total Investments	$216,556	$—	$—		$216,556

U.S. Government Fixed Income Portfolio
U.S. Government Agency Securities	$—	$10,722	$—		$10,722
U.S. Treasury Obligations	—	413,009	—		413,009
Yankee Dollar	—	115	—		115
Exchange-Traded Fund	483,803	—	—		483,803
Investment Companies	10,374	—	—		10,374
Total Investment Securities	$494,177	$423,846	$—		$918,023
Other Financial Instruments[1]
Futures	$(185)	$—	$—		$(185)
Written Options	(120)	—	—		(120)
Total Investments	$493,872	$423,846	$—		$917,718

U.S. Corporate Fixed Income Portfolio
Corporate Bonds	$—	$198,191	$—		$198,191
Yankee Dollars	—	21,766	—		21,766
Exchange-Traded Fund	38,526	—			38,526
Investment Companies	8,920	—	—		8,920
Total Investment Securities	$47,446	$219,957	$—		$267,403

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
U.S. Mortgage/Asset Backed Fixed Income Portfolio
Asset Backed Securities	$—	$2,502	$—	$2,502
Collateralized Mortgage Obligations	—	11,762	—	11,762
U.S. Government Agency Mortgages	—	178,585	—	178,585
Corporate Bonds	—	226	—	226
Investment Company	39,942	—	—	39,942
Total Investment Securities	$39,942	$193,075	$—	$233,017
Other Financial Instruments[1]
TBA Sale Commitments	$—	$(188)	$—	$(188)
Total Investments	$39,942	$192,887	$—	$232,829

Short-Term Municipal Portfolio
Municipal Bonds	$—	$66,881	$—	$66,881
U.S. Treasury Obligations	—	1,486	—	1,486
Investment Company	224	—	—	224
Total Investment Securities	$224	$68,367	$—	$68,591

Intermediate Municipal Portfolio
Municipal Bonds	$—	$457,901	$—	$457,901
Investment Companies	18,520	—	—	18,520
Total Investment Securities	$18,520	$457,901	$—	$476,421

Amounts designated as “—” are $0 or have been rounded to $0.

1

Other Financial Instruments are TBA sale commitments or derivative instruments not reflected in the total investment securities, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument and written options and swap agreements, which are valued at fair value.

2

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with the additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of June 30, 2023, Level 3 investments were 0.00% of net assets and are not considered significant.

The Portfolios’ financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

C. Securities Transactions and Investment Income. For financial reporting purposes, portfolio securities transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized as soon as reliable information is available from the Portfolio’s sources. Interest income, including amortization of premium and accretion of discount on investments, is accrued daily. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold to the net sales proceeds. Realized gains and losses from principal payment transactions on mortgage-backed and asset-backed securities are classified as investment income or loss for financial reporting purposes.

For certain securities, including real estate investment trusts, the Portfolio records distributions received in excess of income as a reduction of the cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

Portfolio records adjustments to the estimated amounts of the components of distributions to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

D. Restricted Securities. A restricted security is a security that cannot be offered for public sale without prior registration under the Securities Act of 1933 (the “1933 Act”) (absent an exemption). Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid.

E. Allocations. Expenses directly attributable to a Portfolio are charged to that Portfolio. Class-specific expenses, if any, are borne by that class. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method. Income, non-class-specific expenses and realized and unrealized gains and losses are allocated to the respective classes based on relative net assets.

F. Dividends and Capital Gain Distributions to Shareholders. The Core Fixed Income Portfolio, U.S. Government Fixed Income Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, Short-Term Municipal Portfolio and Intermediate Municipal Portfolio declare and distribute dividends from net investment income, if any, on a monthly basis. The Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, ESG Growth Portfolio, Catholic SRI Growth Portfolio and Corporate Opportunities Portfolio declare and distribute dividends from net investment income, if any, on a quarterly basis. The International Portfolio and Institutional International Portfolio declare and distribute dividends from net investment income, if any, on a semiannual basis. The Emerging Markets Portfolio declares and distributes dividends from net investment income, if any, on an annual basis. Net realized capital gains, if any, are declared and distributed at least annually by each Portfolio

G. Repurchase Agreements. Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security from the Portfolio at an agreed-upon price and date. Repurchase agreements may involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the seller’s obligation to repurchase is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by cash and/or government securities (as defined in the 1940 Act). If approved by the Adviser, repurchase agreements may also be fully collateralized by other securities that, at the time the repurchase agreement is entered into, are determined by the Board, or its authorized delegate, to be (i) issued by an issuer that has an exceptionally strong capacity to meet its obligations on the collateral, and (ii) sufficiently liquid that they can be sold by the Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. Master Repurchase Agreements (“MRA”) permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the transaction. Upon a bankruptcy or insolvency of the counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

H. TBA Purchase and Sale Commitments. Certain of the Portfolios may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBA commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities Valuation” above.

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Notes to Financial Statements (continued) — June 30, 2023

I. Commission Recapture. Certain of the Portfolios participate in a commission recapture program. These Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory and distribution fees. The expenses eligible to be paid will include, but are not limited to, administrative service fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as “Expenses paid indirectly” on the Statements of Operations.

For the period ended June 30, 2023, the following commissions were recaptured:

Portfolio	Commissions Recaptured (000)
Growth Portfolio	$3
Institutional U.S. Portfolio	10

J. Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i) value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii) purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Portfolios may be subject to foreign taxes on gains in investments or currency repatriation. The Portfolios accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

K. Derivative Instruments. Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, financial futures contracts, options contracts and swap agreements.

The following is a summary of the fair value of derivative instruments held by the Portfolios as of June 30, 2023 (amounts in thousands).

	Assets
Portfolio	Unrealized appreciation on futures contracts*	Investments, at value for purchased options	Swap agreements, at value*
Equity Risk Exposure:
Institutional U.S. Portfolio	$4,260	$—	$—
Small Cap-Mid Cap Portfolio	3	—	—
ESG Growth Portfolio	5	—	—
International Portfolio	67	101	—
Institutional International Portfolio	1,366	838	—
Emerging Markets Portfolio	—	155	747
Corporate Opportunities Portfolio	2,176	—	—

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Notes to Financial Statements (continued) — June 30, 2023

	Liabilities
Portfolio	Unrealized depreciation on futures contracts*	Written options, at fair value	Swap agreements, at value*
Equity Risk Exposure:
International Portfolio	$22	$37	$—
Institutional International Portfolio	207	310	—
Emerging Markets Portfolio	653	121	2,923

Interest Rate Risk Exposure:
Corporate Opportunities Portfolio	1,971	—	—
U.S. Government Fixed Income Portfolio	185	120	—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total fair value is presented by Primary Risk Exposure. For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

The following is a summary of the effect of derivative instruments on the Statements of Operations for the period ended June 30, 2023 (amounts in thousands):

Portfolio	Net realized gains/(losses) from futures transactions	Net realized gains/(losses) from written options transactions	Net realized gains/(losses) from purchased options transactions	Net realized gains/(losses) from swap transactions
Equity Risk Exposure:
Value Portfolio	$329	$—	$—	$—
Growth Portfolio	992	—	—	—
Institutional U.S Portfolio	68,336	—	—	—
Small Cap-Mid Cap Portfolio	35	—	—	—
ESG Growth Portfolio	(9)	—	—	—
International Portfolio	5,314	1,820	(1,456)	—
Institutional International Portfolio	5,556	11,512	(9,967)	—
Emerging Markets Portfolio	2,564	3,100	(2,400)	(5,493)
Corporate Opportunities Portfolio	10,674	—	—	—
Interest Rate Risk Exposure:
Corporate Opportunities Portfolio	4,584	—	—	—
U.S. Government Fixed Income Portfolio	265	120	46	—

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Notes to Financial Statements (continued) — June 30, 2023

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on written options	Change in unrealized appreciation/ (depreciation) on purchased options	Change in unrealized appreciation/ (depreciation) on swaps
Equity Risk Exposure:
Value Portfolio	$(28)	$—	$—	$—
Growth Portfolio	(40)	—	—	—
Institutional U.S. Portfolio	832	—	—	—
Small Cap-Mid Cap Portfolio	189	—	—	—
ESG Growth Portfolio	5	—	—	—
International Portfolio	(169)	205	(96)	—
Institutional International Portfolio	154	1,485	(502)	—
Emerging Markets Portfolio	(658)	473	(191)	(6,477)
Corporate Opportunities Portfolio	1,291	—	—	—
Interest Rate Risk Exposure:
Corporate Opportunities Portfolio	840	—	—	—
U.S. Government Fixed Income Portfolio	(185)	1	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

The Trust may be subject to master netting agreements (“MNA”) that allow for amounts owed between a Portfolio and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the counterparty. The MNA do not apply to amounts owed to/from different counterparties. The amounts shown in the Statements of Assets and Liabilities do not take into consideration the effects of legally enforceable MNA. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Portfolio’s ability to transact net amounts with counterparties at June 30, 2023.

As of June 30, 2023, each Portfolio’s derivative assets and liabilities by type are as follows (amounts in thousands):

	Institutional U.S. Portfolio		Small Cap-Mid Cap Portfolio		ESG Growth Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$4,260	$—	$3	$—	$5	$—
Total derivative assets and liabilities on the Statements of Assets and Liabilities	4,260		3	—	5	—
Derivatives not subject to a MNA or similar agreement	(4,260)	—	(3)	—	(5)	—
Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—

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Notes to Financial Statements (continued) — June 30, 2023

	International Portfolio		Institutional International Portfolio		Emerging Markets Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$67	$—	$1,366	$—	$—	$603
Options on futures contracts*	101	210	838	1,470	155	121
Swap agreements	—	—	—	—	747	2,923
Total derivative assets and liabilities on the Statements of Assets and Liabilities	168	210	2,204	1,470	902	3,647
Derivatives not subject to a MNA or similar agreement	(168)	(210)	(2,204)	(1,470)	(155)	(724)
Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$747	$2,923

	Corporate Opportunities Portfolio		U.S. Government Fixed Income Portfolio
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$2,176	$1,971	$—	$185
Options on futures contracts*	—	—	—	120
Total derivative assets and liabilities on the Statements of Assets and Liabilities	2,176	1,971	—	305
Derivatives not subject to a MNA or similar agreement	(2,176)	(1,971)	—	(305)
Total assets and liabilities subject to a MNA	$—	$—	$—	$—

Amounts designated as “—” are $0 or have been rounded to $0.

*	Includes options contracts purchased at value as reported on the Statements of Assets and Liabilities.

The following table represents the Emerging Markets Portfolio’s derivative assets by counterparty, net of amounts available for offset under an MNA and net of the related collateral received by the Portfolio as of June 30, 2023 (amounts in thousands).

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets
Emerging Markets Portfolio
Morgan Stanley	$747	$(747)	$—	$—	$—
Total	$747	$(747)	$—	$—	$—

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Notes to Financial Statements (continued) — June 30, 2023

The following table represents the Emerging Markets Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under an MNA and net of the related collateral pledged by the Portfolio as of June 30, 2023 (amounts in thousands).

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities
Emerging Markets Portfolio
Morgan Stanley	$(2,923)	$747	$—	$—	$(2,176)
Total	$(2,923)	$747	$—	$—	$(2,176)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

Forward Currency Contracts: Certain of the Portfolios may be subject to currency exchange rate risk in the normal course of pursuing their investment objectives. A Portfolio enters into forward currency contracts (“forward contracts”) for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings. A forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Portfolio is subject to credit risk, which is the risk that the counterparty is unable to meet the terms of a forward contract, and market risk, which is the risk that the value of the currency changes unfavorably.

Forward contracts may involve credit or market risk in excess of the amounts reflected on a Portfolio’s Statement of Assets and Liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such forward contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held are recorded for financial reporting purposes as net unrealized gains or losses. In addition, at June 30, 2023, the Portfolios entered into currency contracts to settle trades in foreign currencies. These transactions are included in “Receivable from investments sold” and “Payable for investments purchased” on the Statements of Assets and Liabilities. The Portfolios did not invest in forward currency contracts during the year ended June 30, 2023.

Financial Futures Contracts: Certain of the Portfolios may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may invest in financial futures contracts (“futures contracts”) in order to reduce such risks, as part of their investment strategies or to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” may be made or received by a Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instrument. A Portfolio recognizes a gain or loss equal to the daily variation margin, which is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a futures contract is closed, a realized gain or loss is recorded as “Net realized gains/(losses) from futures transactions” on the Statement of Operations. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts

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Notes to Financial Statements (continued) — June 30, 2023

against default. Securities designated as collateral for market value on futures contracts are noted in each Portfolio’s Portfolio of Investments (if applicable). Such collateral is held with the broker. The notional value of the futures contracts outstanding at June 30, 2023, and the month-end average notional amount for the period ended June 30, 2023 are detailed in the table below:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Futures Contracts:	Long	Short	Long	Short
Value Portfolio	$—	$—	$3,286	$—
Growth Portfolio	—	—	3,749	—
Institutional U.S. Portfolio	135,361	—	661,688	—
Small Cap-Mid Cap Portfolio	286	—	2,190	—
ESG Growth Portfolio	440	—	118	—
International Portfolio	13,472	673	16,392	1,360
Institutional International Portfolio	166,728	6,508	55,708	7,761
Emerging Markets Portfolio	53,438	1,571	61,810	2,040
Corporate Opportunities Portfolio	168,043	—	183,604	—
U.S. Government Fixed Income Portfolio	10,216	—	6,892	—

Amounts designated as “-” are $0 or have been rounded to $0.

Purchased Options Contracts: Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks, as part of their investment strategies and/ or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may purchase put or call options. Options contracts provide the purchaser with the right, but not the obligation, to buy or sell (call or put option, respectively) a financial instrument at the exercise price. The Portfolio pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction.

Written Options Contracts: Certain of the Portfolios may be subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks, as part of their investment strategies and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may write put or call options. Premiums received from written options contracts are recorded as liabilities on the Statement of Assets and Liabilities and are marked-to-market to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Realized gains and losses are reported as “Net realized gains/(losses) from written options transactions” on the Statement of Operations (if applicable). When writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the underlying instrument.

With exchange-traded options, there is minimal counterparty credit risk to the Portfolios since the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. With over-the-counter options, the Portfolios bear the risk that counterparties will be unable to perform under the terms of the contracts.

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Notes to Financial Statements (continued) — June 30, 2023

The notional value of purchased and written options outstanding at June 30, 2023 and the month-end average notional amount for the period ended June 30, 2023 are detailed in the table below:

Purchased Option Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
International Portfolio	$5,574	$8,407
Institutional International Portfolio	46,961	58,152
Emerging Markets Portfolio	17,746	15,641
U.S. Government Fixed Income Portfolio	—	963

Written Option Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
International Portfolio	$20,448	$25,117
Institutional International Portfolio	168,253	165,774
Emerging Markets Portfolio	68,295	48,376
U.S. Government Fixed Income Portfolio	33,000	6,444

Swap Agreements: Certain of the Portfolios may enter into swap agreements (“swaps”) for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. A swap is a two-party contract entered into for periods ranging from one day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swap”). Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation or depreciation on swap agreements on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on swap agreements on the Statement of Assets and Liabilities.

Total Return Swaps: Certain of the Portfolios may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Portfolio will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, is maintained at the broker-dealer or the Portfolio’s custodian. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Portfolio on the notional amount is recorded as “change in unrealized appreciation/depreciation on swaps” and, when cash is exchanged, the gain or loss realized is recorded as “net realized gains/(losses) from swap transactions.” A Portfolio may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Portfolio

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Notes to Financial Statements (continued) — June 30, 2023

on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Portfolio will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Portfolio will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy obligations to the Portfolio. The unrealized gain or loss at June 30, 2023 is disclosed in the swap tables included in the Portfolios of Investments. The notional value of the swap agreements outstanding at June 30, 2023 and the month-end average notional amount for the period ended June 30, 2023 are detailed in the table below:

Total Return Swap Agreements:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Emerging Markets Portfolio	$51,629	$53,450

L. Securities Lending. Certain of the Portfolios may lend their portfolio securities to broker-dealers pursuant to a Master Securities Lending Agreement (“MSLA”) that requires the borrower to post collateral equal to at least the market value of the securities loaned, which is marked-to-market on a daily basis. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Portfolios pay various fees in connection with the investment of the collateral. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. Currently cash collateral received by a Portfolio in securities lending transactions may only be invested in repurchase agreements or money market funds that invest in U.S. treasury obligations. A Portfolio bears the risk of such investments. Securities on loan at June 30, 2023 are presented in the Portfolios of Investments. The Portfolios pay the Securities Lending Agent fees based on the investment income received from securities lending activities as reflected on the Statements of Operations.

Cash collateral received from the borrower is recorded on the Statements of Assets and Liabilities as “Payable for collateral received on loaned securities.” Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Portfolios as an investment, at value on the Statements of Assets and Liabilities. The Portfolios may receive non-cash collateral in the form of securities such as U.S. treasuries, which the Portfolios may not sell or re-pledge and accordingly are not reflected on the Statements of Assets and Liabilities.

Securities lending transactions are entered into by a Portfolio under a MSLA which permits the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and create a net payment due to or from the Portfolio.

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Notes to Financial Statements (continued) — June 30, 2023

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings, which are subject to offset under an MSLA, at June 30, 2023 (amounts in thousands):

Portfolio	Value of Securities on Loan	Value of Collateral Received*	Net Amount
Value Portfolio	$549	$549	$—
Growth Portfolio	475	475	—
Institutional U.S. Portfolio	1,232	1,232	—
Small Cap-Mid Cap Portfolio	1,050	1,050	—
Catholic SRI Growth Portfolio	2	2	—
Institutional International Portfolio	3,299	420	2,879
Emerging Markets Portfolio	886	—	886
U.S. Corporate Fixed Income Portfolio	3,727	3,727	—

Amounts designated as “—” are $0 or have been round to $0.

*

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the value of securities on loan as disclosed in the Portfolios of Investments and excludes any non-cash collateral received with a value of (amounts in thousands) $3,060 and $932 for the Institutional International Portfolio and Emerging Markets, respectively. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day.

Securities lending transactions as of June 30, 2023 (amounts in thousands):

	Remaining Contractual Maturity of the Collateral Held
Portfolio	Overnight and Continuous - Investment Companies		Total*
Value Portfolio	$560		$560
Growth Portfolio	485		485
Institutional U.S. Portfolio	1,274		1,274
Small Cap-Mid Cap Portfolio	1,086		1,086
Catholic SRI Growth Portfolio	2		2
Institutional International Portfolio	420		420
Emerging Markets Portfolio	—		—
Corporate Opportunities	1,177	**	1,177
U.S. Corporate Fixed Income Portfolio	3,847		3,847

**	Represents collateral received from prior securities lending activity.

M. Recent Accounting Pronouncements. Effective January 24, 2023, the SEC adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a tailored shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Management is currently evaluating the effect of these amendments on the shareholder reports for the Portfolios.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management for that portion of the Portfolio allocated to it and for placing all orders for

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

the purchase and sale of securities and other instruments for such portion of the Portfolio. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average daily net assets of that portion of the Portfolio managed.

For the period ended June 30, 2023, the Portfolios incurred the following investment advisory fees, before any applicable fee waivers, with respect to the services of the indicated Specialist Manager(s) as reflected on the Statements of Operations as “Advisory fees.” The following annual fee rates are applied to the portions of the Portfolios that are managed by the Specialist Managers in determining amounts earned, except as footnoted.

Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Echo Street Capital Management, LLC	$—	0.65	%(a)(b)
Frontier Capital Management Company, LLC	—	0.45	%(b)(c)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(b)(d)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(b)(d)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	12	0.35	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	485	0.08	%(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	0.00	%(h)
Total	$497	0.08%

Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Echo Street Capital Management LLC	$—	0.65	%(a)(b)
Jennison Associates, LLC	449	0.29	%(i)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(b)(d)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(b)(d)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	12	0.33	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	463	0.08	%(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	0.00	%(h)
Total	$924	0.13%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

Institutional U.S. Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Echo Street Capital Management LLC	$1,859	0.65	%(a)
Frontier Capital Management Company, LLC	—	0.45	%(b)(c)
Jennison Associates, LLC	231	0.29	%(i)
Mellon Investments Corporation (Index Strategy)	415	0.04	%(d)
Mellon Investments Corporation (Factor Strategy)	208	0.065	%(d)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	384	0.06	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	59	0.06	%(f)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	0.00	%(h)
RhumbLine Advisors LP	8	0.04%
Wellington Management Company, LLP	480	0.73	%(j)
Total	$3,644	0.14%

Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Frontier Capital Management Company, LLC	$—	0.45	%(b)(c)
Mellon Investments Corporation (Index Strategy)	—	0.04	%(b)(d)
Mellon Investments Corporation (Factor Strategy)	—	0.065	%(b)(d)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	11	0.47	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	56	0.08	%(g)
Total	$67	0.09%

ESG Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(b)
Mellon Investments Corporation	123	0.10%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	10	4.25	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
RBC Global Asset Management (U.K.) Limited	154	0.55	%(k)
Total	$287	0.19%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

Catholic SRI Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(b)
Mellon Investments Corporation	25	0.10%
Parametric Portfolio Associates, LLC (Liquidity Strategy)	—	0.05	%(b)(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Total	$25	0.10%

International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$—	0.53	%(b)(l)
Mellon Investments Corporation (Developed Markets Strategy)	—	0.05	%(b)(m)
Mellon Investments Corporation (Developed Factor Strategy)	—	0.075	%(b)(m)
Mellon Investments Corporation (Emerging Markets Strategy)	—	0.13	%(b)(m)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	17	0.15	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	408	0.08	%(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	66	1.34	%(h)
Total	$491	0.09%

Institutional International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$835	0.53	%(l)
Mellon Investments Corporation (Developed Markets Strategy)	189	0.05	%(m)
Mellon Investments Corporation (Developed Factor Strategy)	53	0.075	%(m)
Mellon Investments Corporation (Emerging Markets Strategy)	—	0.13	%(b)(m)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	34	0.09	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	9	0.05	%(f)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	66	0.94	%(h)
RhumbLine Advisors LP	—	0.05	%(b)
Total	$1,186	0.18%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

Emerging Markets Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$—	1.00	%(b)(n)
Mellon Investments Corporation	785	0.13	%(m)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	38	0.08	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Tax-Managed Custom Strategy)	—	0.08	%(b)(g)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	66	0.75	%(h)
XY Investments (HK) Limited	533	1.00	%(o)
Total	$1,422	0.20%

Core Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$11	0.08%
Mellon Investments Corporation (U.S. Government, Mortgage and Asset Backed Strategy)	18	0.06%
Mellon Investments Corporation (Corporate Strategy)	—	0.15	%(b)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	45	0.29	%(p)
Total	$74	0.11%

Corporate Opportunities Portfolio:

Specialist Manager	Amount Earned (000)	Fee
City of London Investment Management Company, Limited	$221	0.45%
Fort Washington Investment Advisors, Inc.	—	0.20	%(b)(q)
MacKay Shields, LLC	—	0.40	%(b)(r)
Mellon Investments Corporation	—	0.25	%(b)
Parametric Portfolio Associates, LLC (Liquidity Strategy)	122	0.07	%(e)
Parametric Portfolio Associates, LLC (Targeted Strategy)	—	0.05	%(b)(f)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(b)(p)
Total	$343	0.14%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

U.S. Government Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$274	0.06%
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	54	0.01	%(p)
	$328	0.04%

U.S. Corporate Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$178	0.08%
Mellon Investments Corporation	—	0.15	%(b)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	37	1.10	%(p)
Total	$215	0.08%

U.S. Mortgage/Asset Backed Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Mellon Investments Corporation	$116	0.06%
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(b)(p)
	$116	0.06%

Short-Term Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$117	0.125%

Intermediate Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$1	0.125%
City of London Investment Management Company, Limited	1	0.45%
Insight North America LLC	611	0.16	%(s)
Parametric Portfolio Associates, LLC (Options Overlay Strategy)	—	N/A	(b)(p)
Total	$613	0.16%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

Echo Street Capital Management LLC (“Echo Street”) receives a fee based on the average daily net assets, payable quarterly, of that portion of assets managed by Echo Street, at the annual rate of 0.85% of the first $50 million of Combined Assets (as defined below); 0.70% of the next $50 million of Combined Assets; 0.60% of the next $100 million of Combined Assets; and 0.55% of Combined Assets in excess of $200 million.

“Combined Assets” shall mean the sum of: the net assets of each portion of the Value Portfolio, Growth Portfolio, and Institutional U.S. Portfolio allocated to Echo Street.

(b)	Specialist Manager approved by the Board but a strategy to which no assets were allocated during the year ended June 30, 2023.

(c)

Frontier Capital Management Company, LLC (“Frontier”) received a fee based on the average daily net assets of that portion of assets managed by Frontier, at an annual rate of 0.45% on the first $90 million of Combined Assets and 0.75% of Combined Assets exceeding $90 million.

Frontier’s Portfolio Management Agreement was terminated on August 23, 2022.

(d)

For assets allocated to an Index Strategy, for so long as the Combined Assets (as defined below) are greater than $2 billion, Mellon Investments Corporation (“Mellon”) receives a fee at the annual rate of 0.04% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawals or redemptions reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.065%. Index Strategy shall mean a portfolio wherein the Portfolio Manager seeks to approximate, over the long term, the performance of a specific market index.

For assets allocated to a Factor Strategy, for so long as the Combined Assets are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of 0.075%. Factor Strategy shall mean a portfolio wherein the Portfolio Manager seeks to implement a strategy developed by Hirtle Callaghan & Co. or an affiliate with the objective of obtaining exposure to one or more factors such as value or quality within the U.S. equity markets.

“Combined Assets” shall mean the sum of: the net assets managed by Mellon in the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid Cap Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon using these strategies in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(e)

With respect to its Liquidity Strategy, Parametric Portfolio Associates, LLC (“Parametric”), a part of the asset management division of Morgan Stanley Investment Management, receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of Combined Liquidity Assets; and 0.05% of Combined Liquidity Assets over $150 million. Parametric is also entitled to receive a flat fee of $10,000 per year for each Portfolio. One Twelfth of the flat fee with respect to any given Portfolio will be waived with respect to each calendar month during which no Portfolio assets were allocated to the Liquidity Strategy in that Portfolio.

“Combined Liquidity Assets” shall mean the sum of: the net assets of that portion of each Portfolio managed by Parametric for investment in its Liquidity Strategy.

(f)

With respect to its Targeted Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the rate of 0.05%. Parametric is also entitled to receive a flat fee of $5,000 per year for each Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy in that Portfolio.

(g)

With respect to its Tax-Managed Custom Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Strategy Assets (as defined below); 0.09% of the next $250 million of the Combined Tax-Managed Custom Strategy Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Strategy Assets; and 0.07% of the Combined Tax-Managed Custom Strategy Assets over $1 billion.

“Combined Tax-Managed Custom Strategy Assets” shall mean the sum of: the net assets of that portion of each of the other Portfolios of the Trust allocated to Parametric from time to time for investment in their Tax-Management Custom Core Strategy.

(h)

With respect to its Options Overlay Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears, of $5,500 per calendar month for each Portfolio, provided that such fee will be waived with respect to each calendar month during which no Portfolio assets were allocated to the Options Overlay Strategy in that Portfolio.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

(i)

Jennison Associates LLC (“Jennison”) is entitled to receive an annual fee of no more than 0.30% of average daily net assets of that portion of the Growth Portfolio and Institutional U.S. Portfolio allocated to Jennison (the “Jennison Accounts”). While the rate at which Jennison’s fee for managing the Portfolios will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Accounts and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Trust’s primary adviser at the following annual rates:

— 0.75% on the first $10 million;

— 0.50% on the next $30 million;

— 0.35% on the next $25 million;

— 0.25% on the next $335 million;

— 0.22% on the next $600 million;

— 0.20% on the next $4 billion; and

— 0.25% on the balance

(j)

Wellington Management Company, LLP (“Wellington”) receives a fee, which shall be payable monthly in arrears of 0.75% of the average daily net assets of the first $50 million of the Combined Assets (as defined below). On Combined Assets over $50 million, the fee shall be at the annual rate of 0.65% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets of the Institutional U.S. Portfolio and assets in the same investment strategy as the Portfolio that are managed by Wellington for certain other clients of the Trust’s primary adviser.

(k)

RBC Global Asset Management (U.K.) Limited (“RBC”) receives a fee based on the average daily net assets, payable monthly, of that portion of assets managed by RBC, at the annual rate of 0.55% of the first $50 million; 0.50% of the next $50 million; and 0.45% exceeding $100 million.

(l)

City of London Investment Management Company, Limited (“CLIM”) receives a fee, which shall be calculated daily and payable monthly in arrears at the annual rate of 0.80% of the first $50 million of the Combined Assets (as defined below) and 0.40% of the Combined assets exceeding $50 million.

“Combined Assets” shall mean the sum of: the average daily net assets managed by CLIM in the International Portfolio and the Institutional International Portfolio; and the net assets invested in the same strategy as the Portfolios that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(m)

For its services to the International Portfolio and the Institutional International Portfolio, Mellon receives differing fees from each Portfolio with respect to each of Mellon’s Developed Index Strategy, Developed Factor Strategy, and Emerging Markets Strategy calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it.

For assets allocated to a Developed Index Strategy (the “Index Account”), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.05% of the average daily net assets of the Index Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Index Account at an annual rate of 0.06%.

For assets allocated to a Developed Factor Strategy (the “Factor Account”), for so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.075% of the average daily net assets of the Factor Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemptions reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at an annual rate of 0.085%.

For assets allocated to an Emerging Markets Strategy (the “EM Account”), for so long as the aggregate assets allocated to Mellon for all of its passive equity mandates (including accounts for other clients of the Advisor and certain of its affiliates besides the Trust) exceed $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of the EM Account. Should these aggregate assets fall below $2 billion; the fee will be calculated at an annual rate of 0.15% for those assets allocated to emerging markets strategies.

The term “Combined Assets” means the sum of: (i) the net assets of the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio, Small Cap-Mid- Cap Portfolio, International Portfolio, Institutional International Portfolio and the Emerging Markets Portfolio of the Trust (“collectively the “Trust Portfolios”) managed by the Mellon; and (ii) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in Trust Portfolios.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

(n)

CLIM receives a fee, which shall be calculated daily and payable quarterly in arrears at the annual rate of 1.00% of the first $100 million of the Combined Assets (as defined below); 0.80% of the next $100 million of Combined Assets; and 0.50% of Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the average daily net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(o)

XY Investments (HK) Limited receives a fee, which shall be payable monthly in arrears at the annual rate of 1.00% of the average daily net assets of the Account. The annual rate shall be reduced to 0.90% once the assets under management with respect to the Portfolio Manager’s and its affiliates Offshore Strategy (as defined below) exceeds $2 billion.

“Offshore Strategy” shall mean any vehicle, fund, account or other product utilizing a quantitative enhanced index investment strategy of investing in a China A-share market, but excluding any vehicle, fund, account or product dedicated solely to the Portfolio Manager’s Shanghai business.

(p)

With respect to its Options Overlay Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears, of $4,500 per calendar month for each Portfolio, provided that such fee will be waived with respect to the calendar month during which no Portfolio assets were allocated to the Options Overlay Strategy in that Portfolio.

(q)

Fort Washington Investment Advisors, Inc. (“Fort Washington”) receives a fee, which shall be payable quarterly in arrears. For so long as the Combined Assets (as defined below) are greater than $200 million, the fee shall be at the annual rate of 0.20% of the Combined Assets. If the Combined Assets are reduced to $200 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date of such withdrawals or redemptions, the fee shall be based on 0.40% of the first $25 million of the Combined Assets, 0.375% of the next $25 million of the Combined Assets, 0.3375% of the next $50 million of the Combined Assets, 0.25% of the next $100 million of the Combined Assets, and 0.20% exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by Fort Washington in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Fort Washington for the benefit of certain investors who are clients of the Trust’s primary adviser.

Fort Washington’s Portfolio Management Agreement expired on March 31, 2023.

(r)

MacKay Shields, LLC receives a fee which shall be payable monthly in arrears at the annual rate on 0.40% on the first $100 million of the average daily net assets of the Account and 0.35% on daily average net assets over $100 million.

(s)

Insight North America LLC (“Insight”) receives a fee, which shall be calculated daily and payable quarterly, at an annual rate of 0.25% for the first $100 million of the Combined Assets (as defined below); and 0.15% of the Combined Assets exceeding $100 million. Insight is entitled to receive a fee at an annual rate not to exceed 0.20% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets managed by Insight in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Insight for the benefit of certain investors who are clients of the Trust’s primary adviser.

Pursuant to discretionary investment advisory agreements between the Trust and the Adviser, the Adviser is paid a fee which is accrued daily and paid monthly at an annual rate of 0.05% of average daily net assets per Portfolio. The fees that the Adviser receives are listed as “Management fees” on the Statements of Operations. The Adviser continuously monitors the performance of various investment management organizations, including the Specialist Managers retained by the Trust, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. The Adviser is also authorized to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Board. In addition, the Adviser makes its officers available to serve as officers and/or Trustees of the Trust, and maintains office space sufficient for the Trust’s principal office. The Securities and Exchange Commission has issued an order that permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio under certain circumstances.

Citi Fund Services Ohio, Inc. (“Citi”) provides the Portfolios with administrative and fund accounting services. The fees for these services are disclosed as “Administrative service fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0506% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0276% of average daily net assets in excess of $12 billion. Citi receives additional fees paid by the Trust for compliance services, regulatory reporting services and reimbursement of certain expenses.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

FIS Investor Services LLC, a wholly-owned subsidiary of Fidelity National Information Services, provides dividend and capital gains disbursing agent and transfer agency services. The fees for these services are disclosed as “Transfer agency fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0034% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0019% of average daily net assets in excess of $12 billion.

The Trust has adopted a Distribution Plan for the HC Advisors Shares under which the Adviser may receive compensation for distribution services. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser is entitled to receive a fee of up to 0.25% annually of the average daily net assets attributable to the HC Advisors Shares. The Adviser has voluntarily waived all fees associated with the Distribution Plan through June 30, 2023 and there is no current intention to collect such a fee in the future.

Ultimus Fund Distributors, LLC (“Ultimus”) provides certain distribution services to the Trust. Ultimus receives an annual fee of $50,000 for performing the services listed under its agreement with the Trust. None of Ultimus’ duties under its agreement are primarily intended to result in the sale of Trust shares.

Foreside Fund Officer Services LLC (dba ACA Group) provides CCO services to the Trust pursuant to a Compliance Services Agreement assigned to Foreside effective December 7, 2021 by Alaric Compliance Services LLC (“Alaric”) following Foreside Financial Group, LLC’s acquisition of Alaric. Through June 30, 2023 the Trust paid an annual fee of $164,000 for such services.

4. PURCHASE AND SALE TRANSACTIONS. The aggregate cost of purchases and proceeds from sales of investment securities, other than long-term U.S. government securities, TBA securities and short-term securities and purchases and sales associated with in-kind transactions, for the period ended June 30, 2023 were as follows (amounts in thousands). Any realized gains or losses from in-kind redemptions are reflected on the Statements of Operations as net realized gains/(losses) from in-kind redemptions.

	Excluding U.S. Government Securities and In- Kind Transactions		Associated with In- Kind Transactions
Portfolio	Purchases	Sales	Purchases	Sales
Value Portfolio	$28,433	$38,660	$—	$2,228
Growth Portfolio	81,821	89,907	—	8,756
Institutional U.S. Portfolio	1,059,085	746,046	—	—
Small Cap-Mid Cap Portfolio	58,368	56,938	—	—
ESG Growth Portfolio	18,420	18,056	—	—
Catholic SRI Growth Portfolio	4,997	2,760	—	—
International Portfolio	39,573	96,219	—	—
Institutional International Portfolio	155,188	375,613	—	—
Emerging Markets Portfolio	36,567	43,873	—	—
Core Fixed Income Portfolio	25,838	17,195	—	—
Corporate Opportunities Portfolio	75,809	41,296	—	—
U.S. Government Fixed Income Portfolio	506,775	158,168	—	—
U.S. Corporate Fixed Income Portfolio	127,034	91,266	—	—
U.S. Mortgage/Asset Backed Fixed Income Portfolio	2,359	2,120	—	—
Short-Term Municipal Portfolio	26,622	92,308	—	—
Intermediate Municipal Portfolio	153,136	92,236	—	—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the period ended June 30, 2023 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$13,890	$8,994
U.S. Government Fixed Income Portfolio	218,343	246,456
U.S. Mortgage/Asset Backed Fixed Income Portfolio	24,809	19,108

5. FEDERAL INCOME TAXES. It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it (but not the shareholders) from all, or substantially all, federal income taxes. The Portfolios may, under certain circumstances, utilize equalization accounting for tax purposes by designating earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether it is more likely than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a tax authority based on the technical merits of the position. A tax position that meets the more- likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally the last three tax year ends 2020 to 2022 and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements. Furthermore, management of the Portfolios is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months

A. As of the latest tax year ended June 30, 2023, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/depreciation were as follows (amounts in thousands):

Portfolio	Tax Cost of Investments	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Unrealized Appreciation / (Depreciation)
Value Portfolio	$287,094	$380,105	$(1,138)	$378,967
Growth Portfolio	242,936	566,351	(3,344)	563,007
Institutional U.S. Portfolio	1,713,797	800,291	(63,598)	736,693
Small Cap-Mid Cap Portfolio	43,663	33,305	(745)	32,560
ESG Growth Portfolio	120,377	52,334	(9,398)	42,936
Catholic SRI Growth Portfolio	19,763	10,505	(1,305)	9,200
International Portfolio	331,345	215,805	(12,327)	203,478
Institutional International Portfolio	701,648	127,021	(69,086)	57,935
Emerging Markets Portfolio	673,506	146,010	(120,283)	25,727
Core Fixed Income Portfolio	76,960	15	(5,000)	(4,985)
Corporate Opportunities Portfolio	217,036	493	(1,178)	(685)
U.S. Government Fixed Income Portfolio	973,191	100	(55,389)	(55,289)
U.S. Corporate Fixed Income Portfolio	292,269	1,052	(25,918)	(24,866)
U.S. Mortgage/Asset Backed Fixed Income Portfolio	256,301	67	(23,541)	(23,474)
Short-Term Municipal Portfolio	69,712	150	(1,271)	(1,121)
Intermediate Municipal Portfolio	491,782	1,436	(16,797)	(15,361)

Amounts designated as “—” are $0 or have been rounded to $0.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

The tax cost of investments includes the cost of securities, proceeds received from TBA sales commitments and any upfront premiums paid or received on derivatives, as applicable. The tax unrealized appreciation/depreciation amounts include securities, TBA sales commitments and derivatives that are not considered realized for tax purposes, as applicable.

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, the difference between book and tax accretion methods for market discount, derivatives, and in-kind purchases by investors that, for tax purposes, created a controlling interest in a Portfolio.

B. Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022, respectively, were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended June 30, 2023	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Tax Return of Capital	Total Distributions Paid*
Value Portfolio	$9,118	$2,531	$11,649	$—	$—	$11,649
Growth Portfolio	8,389	45,036	53,425	—	—	53,425
Institutional U.S. Portfolio	43,136	116,175	159,311	—	—	159,311
Small Cap-Mid Cap Portfolio	965	19	984	—	8	992
ESG Growth Portfolio	2,350	54	2,404	—	—	2,404
Catholic SRI Growth Portfolio	440	208	648	—	—	648
International Portfolio	13,334	—	13,334	—	—	13,334
Institutional International Portfolio	10,005	423	10,428	—	6,505	16,933
Emerging Markets Portfolio	13,347	—	13,347	—	—	13,347
Core Fixed Income Portfolio	2,209	—	2,209	—	—	2,209
Corporate Opportunities Portfolio	10,121	—	10,121	—	—	10,121
U.S. Government Fixed Income Portfolio	32,985	11	32,996	—	—	32,996
U.S. Corporate Fixed Income Portfolio	9,227	—	9,227	—	—	9,227
U.S. Mortgage/Asset Backed Fixed Income Portfolio	6,160	—	6,160	—	—	6,160
Short-Term Municipal Portfolio	74	—	74	1,388	—	1,462
Intermediate Municipal Portfolio	293	—	293	7,112	—	7,405

	Distributions Paid From:
Year Ended June 30, 2022	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$7,920	$3,702	$11,622	$—	$11,622
Growth Portfolio	11,760	68,421	80,181	—	80,181
Institutional U.S. Portfolio	151,089	420,019	571,108	—	571,108
Small Cap-Mid Cap Portfolio	306	6,243	6,549	—	6,549
ESG Growth Portfolio	3,983	4,129	8,112	—	8,112
Catholic SRI Growth Portfolio	525	10,067	10,592	—	10,592
International Portfolio	24,441	—	24,441	—	24,441
Institutional International Portfolio	73,315	43,751	117,066	—	117,066
Emerging Markets Portfolio	17,632	—	17,632	—	17,632
Core Fixed Income Portfolio	1,238	588	1,826	—	1,826
Corporate Opportunities Portfolio	21,358	9,479	30,837	—	30,837
U.S. Government Fixed Income Portfolio	4,982	1,533	6,515	—	6,515
U.S. Corporate Fixed Income Portfolio	8,108	10,005	18,113	—	18,113
U.S. Mortgage/Asset Backed Fixed Income Portfolio	4,032	—	4,032	—	4,032

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

	Distributions Paid From:
Year Ended June 30, 2022	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Short-Term Municipal Portfolio	$82	$38	$120	$1,108	$1,228
Intermediate Municipal Portfolio	13	653	666	5,810	6,476

Amounts designated as “—” are $0 or have been rounded to $0.

*	Total distributions paid may differ from what appears on the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

C. Components of Accumulated Earnings

As of their tax year ended June 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses		Unrealized Appreciation / (Depreciation)	Total Accumulated Earnings / (Deficit)*
Value Portfolio	$102	$1,591	$1,693	$—	$(19,429	)(a)	$378,967	$361,231
Growth Portfolio	23	6,934	6,957	—	(30,992	)(a)	563,007	538,972
Institutional U.S. Portfolio	21,683	79,411	101,094	—	(267,607	)(a)	736,695	570,182
Small Cap-Mid Cap Portfolio	—	—	—	—	(2,517)		32,559	30,042
ESG Growth Portfolio	35	—	35	—	(896)		42,936	42,075
Catholic SRI Growth Portfolio	22	—	22	—	(175)		9,200	9,047
International Portfolio	2,437	—	2,437	—	(85,875	)(a)	203,678	120,240
Institutional International Portfolio	—	—	—	—	—		57,884	57,884
Emerging Markets Portfolio	11,594	—	11,594	—	(88,016)		22,490	(53,932)
Core Fixed Income Portfolio	28	—	28	—	(3,436)		(4,985)	(8,393)
Corporate Opportunities Portfolio	804	—	804	—	(24,580)		(685)	(24,461)
U.S. Government Fixed Income Portfolio	459	—	459	(288)	(12,874)		(55,289)	(67,992)
U.S. Corporate Fixed Income Portfolio	378	—	378	(248)	(7,788)		(24,866)	(32,524)
U.S. Mortgage/Asset Backed Fixed Income Portfolio	274	—	274	(173)	(17,069)		(23,472)	(40,440)
Short-Term Municipal Portfolio	4	—	4	(10)	(4,065)		(1,121)	(5,192)
Intermediate Municipal Portfolio	193	—	193	(60)	(7,799)		(15,361)	(23,027)

Amounts designated as “—” are $0 or have been rounded to $0.

*

Total accumulated earnings/(deficit) may differ from the total distributable earnings amounts reported on the Statements of Assets and Liabilities due to certain temporary differences between book-basis and tax-basis.

(a)

Includes $19,429, $30,992, $255,165, and $30,363 of straddle losses which were deferred for the Value Portfolio, Growth Portfolio, Institutional U.S. Portfolio and International Portfolio, respectively (amounts in thousands).

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

D. Capital Loss Carryforwards

As of their tax year ended June 30, 2023, the following Portfolios had capital loss carryforwards (“CLCFs”) which do not expire as summarized below (amounts in thousands):

Portfolio	Short-Term Amount	Long-Term Amount	Total
Institutional U.S. Portfolio	$3,864	$8,577	$12,441	(a)
Small Cap-Mid Cap Portfolio	2,517	—	2,517
ESG Growth Portfolio	896	—	896
International Portfolio	55,512	—	55,512
Emerging Markets Portfolio	55,746	32,270	88,016
Core Fixed Income Portfolio	1,083	2,353	3,436
Corporate Opportunities Portfolio	9,830	14,750	24,580
U.S. Government Fixed Income Portfolio	8,304	4,570	12,874
U.S. Corporate Fixed Income Portfolio	2,084	5,704	7,788
U.S. Mortgage/Asset Backed Fixed Income Portfolio	6,407	10,662	17,069
Short-Term Municipal Portfolio	1,364	2,701	4,065
Intermediate Municipal Portfolio	1,267	6,532	7,799	(a)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	All or a portion are limited as a result of changes in ownership in connection with merger reorganization. Unused limitations during a year accumulate for future use in offsetting net capital gains.

E. Deferred Losses

Under current tax law, capital losses and specified ordinary losses realized after October 31 or non-specified ordinary losses realized after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had net deferred losses, which will be treated as arising on the first day of the fiscal year ended June 30, 2024 (amounts in thousands):

Portfolio	Post-October Capital Losses	Late Year Ordinary Losses
Catholic SRI Growth Portfolio	$175	$—

Amounts designated as “—” are $0 or have been rounded to $0.

F. Book-To-Tax Differences

Distributions are based on amounts calculated in accordance with applicable federal tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature (e.g., net operating losses, reclassification of bond discount and premium, equalization accounting, treatment of gains and losses relating to foreign currency transactions, distribution re-characterization, in-kind redemptions and differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows (amounts in thousands):

Portfolio	Paid-In Capital	Distributable Earnings/ (Loss)
Value Portfolio	$ 1,863	$ (1,863)
Growth Portfolio	8,101	(8,101)
Institutional U.S. Portfolio	(43)	43
Small Cap-Mid Cap Portfolio	(8)	8
Institutional International Portfolio	(6,505)	6,505
U.S. Corporate Fixed Income Portfolio	3	(3)
Intermediate Municipal Portfolio	3,304	(3,304)

6. RISK CONSIDERATIONS.

Market Risk — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural environmental, or man-made disasters; financial, political, or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Credit Risk — Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region.

Foreign Investment Risk — Investments in securities issued by non-U.S. companies and non-U.S. governments and their agencies may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. In addition, risks associated with foreign investments may be intensified in the case of investments in emerging-market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

Options Risk — Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investments risks. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When a Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

Options Writing Strategy Risk — If the Index appreciates or depreciates sufficiently over the period to offset the new premium from the written option on that index, a net loss will result. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options.

Floating Rate Investments Risk — Coupon rates on these investments are floating, not fixed, and are tied to a benchmark lending rate. The risks associated with floating rate loans are similar to the risks of below investment grade securities. Adverse changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. In addition,

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2023

the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. The sale and purchase of a bank loan are subject to the requirements of the underlying credit agreement governing such bank loan. These requirements may limit the eligible pool of potential bank loan holders by placing conditions or restrictions on sales and purchases of bank loans. Further, bank loans are not traded on an exchange and purchasers and sellers of bank loans rely on market makers, usually the administrative agent for a particular bank loan, to trade bank loans. These factors, in addition to overall market volatility, may negatively impact the liquidity of loans. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

7. SIGNIFICANT SHAREHOLDERS.

Shareholders, including other funds, individuals, accounts, as well as the Portfolio’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following table includes the Portfolios which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities.

Portfolio	Number of shareholders with ownership of voting securities of the Portfolio greater than 10% and less than 25% of the total Portfolio’s outstanding voting securities	Number of shareholders with ownership of voting securities of the Portfolio greater than 25% of the total Portfolio’s outstanding voting securities
Institutional U.S. Portfolio	1	—
Small Cap-Mid Cap Portfolio	1	1
ESG Growth Portfolio	—	1
Catholic SRI Growth Portfolio	1	1
Institutional International Portfolio	1	—
Emerging Markets Portfolio	1	—
Corporate Opportunities Portfolio	1	—
U.S. Government Fixed Income Portfolio	1	—
U.S. Mortgage/Asset Backed Fixed Income Portfolio	1	—

8. CONCENTRATION OF INVESTMENTS.

As of June 30, 2023, the Corporate Opportunities Portfolio’s investment in the State Street Institutional Treasury Plus Money Market Fund represented greater than 25% of the Portfolio’s net assets. The financial statements of the State Street Institutional Treasury Plus Money Market Fund can be found by accessing the fund’s website at http://www.ssga.com.

9. BUSINESS COMBINATIONS

Effective as of the close of business June 23, 2023, the Intermediate Municipal Portfolio acquired all of the assets and liabilities of the Intermediate Term Municipal Bond II Portfolio (“Acquired Fund”), a series of the Trust, an open-end registered management investment company, pursuant to a Board-approved plan of reorganization dated March 14, 2023 (the “Plan)”.

The acquisition was accomplished by a tax-free exchange of 7,302,990 Strategic Shares of the Intermediate Municipal Portfolio, with a finalized value of $70,656,775 for 7,925,033 Strategic Shares of the Acquired Fund outstanding as of close of business June 23, 2023.

HC CAPITAL TRUST

Notes to Financial Statements (concluded) — June 30, 2023

Pursuant to the Plan, all of the assets and liabilities of the Acquired Fund were transferred to the Intermediate Municipal Portfolio. At the close of business June 23, 2023, the Acquired Fund’s investments in securities had a fair value of $69,923,469 and identified cost of $74,656,941, representing unrealized depreciation of $4,733,472. For financial reporting purposes, assets received and shares issued by the Intermediate Municipal Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Intermediate Municipal Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Fees and expenses of the reorganization were borne by the Acquired Portfolio and the Intermediate Municipal Portfolio, based upon relative net assets, as provided by the Plan.

The acquisition did not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Intermediate Municipal Portfolio. Additionally, there are no material differences in accounting policies of the Acquired Fund as compared to those of the Intermediate Municipal Portfolio.

Assuming the reorganization had been completed on July 1, 2022, the beginning of the annual reporting period, the pro forma results of operations of the Acquiring Portfolio, post reorganization for the year ended June 30, 2023, are as follows (amounts in thousands):

Net investment income (loss)	$9,269
Net realized/unrealized gains (losses)	(666)
Change in net assets resulting from operations	$8,603

Expenses related to reorganization were incurred by the Trust. The following are the expenses related to the reorgnization paid from the Targeted Portfolio and Acquiring Portfolio:

Portfolio	Expenses (000)
Intermediate Municipal Portfolio	$41
Intermediate Municipal Portfolio II	20

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Intermediate Municipal Portfolio’s Statement of Operations since June 23, 2023. Intermediate Municipal Portfolio did not purchase or sell securities following the acquisition for purposes of realigning its investment portfolio. Accordingly, the acquisition of the Acquired Fund did not affect Intermediate Municipal Portfolio’s portfolio turnover ratio for the year ended June 30, 2023.

10. SUBSEQUENT EVENTS.

Management has evaluated subsequent events through the date these financial statements were issued. The Board approved the termination of the HC Advisors Shares effective August 17, 2023.

Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2023.

GRANT THORNTON LLP
Two Commerce Square
2001 Market St., Suite 700
Philadelphia, PA 19103

D +1 215 561 4200
F +1 215 561 1066

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Opinion on the financial statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, and The Intermediate Term Municipal Bond Portfolio, (collectively constituting HC Capital Trust, hereafter referred to as the "Portfolios") as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, and the financial highlights for each of the three years in the period ended June 30, 2023, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios as of June 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended June 30, 2023, and their financial highlights for each of the three years in the period ended June 30, 2023, in conformity with accounting principles generally accepted in the United States of America. The accompanying financial highlights for each of the two years in the period ended June 30, 2020, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated August 25, 2020.

GT.COM

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Grant Thornton

Basis for opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Grant Thornton LLP

We have served as the auditor of one or more investment companies in the HC Capital Trust since 2021.

Philadelphia, Pennsylvania
August 24, 2023

HC CAPITAL TRUST

Additional Information — June 30, 2023 (Unaudited)

1. SECURITY PROXY VOTING. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is contained in the Statement of Additional Information. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2. SHAREHOLDER VOTES.

A special meeting of shareholders of the Portfolios was held on June 20, 2023. At the June 20, 2023 meeting, shareholders of the following Portfolios approved the following:

1. On the Proposal for a plan of reorganization of the Intermediate Term Municipal Bond II Portfolio to be acquired by the Intermediate Term Municipal Bond Portfolio;

Portfolio	Record Date Shares	Shares Voted	% of Total Shares	For Proposal	% of Votes in Favour
The Intermediate Term Municipal Bond II	8,158,328.729	8,106,683.284	99.366%	8,106,683.284	100.00%

3. EXPENSE EXAMPLE. As a shareholder of the Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses: The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The table below provides information about hypothetical account values and hypothetical expenses based on each of the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio			Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period[1]	Annualized Expense Ratio
Value Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,163.80	$ 1.18	0.22%
		Hypothetical[2]	$ 1,000.00	$ 1,023.70	$ 1.10	0.22%
Growth Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,203.40	$ 1.42	0.26%
		Hypothetical[2]	$ 1,000.00	$ 1,023.51	$ 1.30	0.26%
Institutional U.S. Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,157.20	$ 1.50	0.28%
		Hypothetical[2]	$ 1,000.00	$ 1,023.41	$ 1.40	0.28%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

Portfolio			Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period[1]	Annualized Expense Ratio
Small Cap-Mid Cap Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,080.30	$ 1.24	0.24%
		Hypothetical[2]	$ 1,000.00	$ 1,023.60	$ 1.20	0.24%
ESG Growth Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,128.40	$ 2.01	0.38%
		Hypothetical[2]	$ 1,000.00	$ 1,022.91	$ 1.91	0.38%
Catholic SRI Growth Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,172.90	$ 1.67	0.31%
		Hypothetical[2]	$ 1,000.00	$ 1,023.26	$ 1.56	0.31%
International Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,111.50	$ 1.31	0.25%
		Hypothetical[2]	$ 1,000.00	$ 1,023.55	$ 1.25	0.25%
Institutional International Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,110.00	$ 1.73	0.33%
		Hypothetical[2]	$ 1,000.00	$ 1,023.16	$ 1.66	0.33%
Emerging Markets Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,057.20	$ 2.19	0.43%
		Hypothetical[2]	$ 1,000.00	$ 1,022.66	$ 2.16	0.43%
Core Fixed Income Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,019.20	$ 2.05	0.41%
		Hypothetical[2]	$ 1,000.00	$ 1,022.76	$ 2.06	0.41%
Corporate Opportunities Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,071.20	$ 1.59	0.31%
		Hypothetical[2]	$ 1,000.00	$ 1,023.26	$ 1.56	0.31%
U.S. Government Fixed Income Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,016.10	$ 0.85	0.17%
		Hypothetical[2]	$ 1,000.00	$ 1,023.95	$ 0.85	0.17%
U.S. Corporate Fixed Income Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,030.70	$ 1.21	0.24%
		Hypothetical[2]	$ 1,000.00	$ 1,023.60	$ 1.20	0.24%
U.S. Mortgage/Asset Backed Fixed Income Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,016.10	$ 1.20	0.24%
		Hypothetical[2]	$ 1,000.00	$ 1,023.60	$ 1.20	0.24%
Short-Term Municipal Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,008.30	$ 1.39	0.28%
		Hypothetical[2]	$ 1,000.00	$ 1,023.41	$ 1.40	0.28%
Intermediate Municipal Portfolio	HC Strategic Shares	Actual	$ 1,000.00	$ 1,013.60	$ 1.75	0.35%
		Hypothetical[2]	$ 1,000.00	$ 1,023.06	$ 1.76	0.35%

1	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

2	Represents the hypothetical 5% annual return before expenses.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

4. ADDITIONAL FEDERAL INCOME TAX INFORMATION

A. Dividends Received Deduction. For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ending June 30, 2023, qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Dividends Received Deduction
Value Portfolio	100.00%
Growth Portfolio	100.00%
Institutional U.S. Portfolio	33.11%
Small Cap-Mid Cap Portfolio	69.07%
ESG Growth Portfolio	60.96%
Catholic SRI Growth Portfolio	53.05%
Institutional International Portfolio	0.08%
Emerging Markets Portfolio	0.45%
Corporate Opportunities Portfolio	1.28%

B. Qualified Dividends. For the fiscal year ending June 30, 2023, under current tax law, the following dividends paid may be subject to a maximum tax rate of 15%:

Portfolio	Qualified Dividends Paid
Value Portfolio	100.00%
Growth Portfolio	100.00%
Institutional U.S. Portfolio	36.85%
Small Cap-Mid Cap Portfolio	76.47%
ESG Growth Portfolio	100.00%
Catholic SRI Growth Portfolio	100.00%
International Portfolio	88.72%
Institutional International Portfolio	91.86%
Emerging Markets Portfolio	71.27%
Corporate Opportunities Portfolio	1.38%

C. Foreign Tax Pass through Credit. Certain HC Capital Trust Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2023. These shareholders will receive more detailed information along with their 2023 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2023, are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.40	$0.06
Institutional International Portfolio	$0.21	$0.02
Emerging Markets Portfolio	$0.56	$0.07

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

D. Qualified Interest Income. For the fiscal year ending June 30, 2023, the following dividends paid by the Portfolios were designated as Qualified Interest Income that may be exempt from U.S. withholding tax on accounts of foreign investors.

Portfolio	Qualified Interest Income
Core Fixed Income Portfolio	55.86%
Corporate Opportunities Portfolio	14.27%
U.S. Government Fixed Income Portfolio	99.26%
U.S. Corporate Fixed Income Portfolio	85.93%
U.S. Mortgage/Asset Backed Fixed Income Portfolio	79.18%
Intermediate Municipal Portfolio	5.26%

E. Long Term Capital Gains. The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount (000)
Value Portfolio	$2,551
Growth Portfolio	45,115
Institutional U.S. Portfolio	116,175
Small Cap-Mid Cap Portfolio	19
ESG Growth Portfolio	54
Catholic SRI Growth Portfolio	208
Institutional International Portfolio	423
U.S. Government Fixed Income Portfolio	11

F. Short Term Capital Gains. The Portfolios declared short term distributions of realized gains as follows:

Portfolio	Amount (000)
U.S. Government Fixed Income Portfolio	$4

G. Tax Exempt Distributions. The Portfolios declared and paid tax exempt distributions for the fiscal year ending June 30, 2023, as follows:

Portfolio	Amount (000)
Short-Term Municipal Portfolio	$1,388
Intermediate Municipal Portfolio	7,112

5. ACCESS TO QUARTERLY HOLDINGS

A complete schedule of each Portfolio’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the SEC on Form N-PORT and is available on the SEC’s website at http://www.sec.gov.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

6. ADDITIONAL PORTFOLIO HOLDINGS INFORMATION

The following tables reflect the percentage of the net assets of each Portfolio attributable to the indicated industry sector, type of investments, as appropriate for the indicated Portfolio.

Value Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	27.3%
Health Care	13.6%
Financials	12.3%
Consumer Discretionary	10.8%
Industrials	10.5%
Communication Services	7.7%
Consumer Staples	6.4%
Energy	4.0%
Materials	2.5%
Real Estate	2.4%
Utilities	2.2%
Investment Companies	0.3%
Total Investment Securities	100.0%
Total Investments	100.0%

Growth Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	30.5%
Consumer Discretionary	14.6%
Health Care	12.9%
Financials	12.0%
Industrials	8.1%
Communication Services	7.3%
Consumer Staples	5.9%
Energy	2.9%
Real Estate	2.2%
Materials	1.7%
Utilities	1.7%
Investment Companies	0.1%
Total Investment Securities	99.9%
Total Investments	99.9%

Institutional U.S. Equity Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	23.9%
Financials	11.6%
Health Care	11.4%
Consumer Discretionary	9.7%
Industrials	9.4%
Communication Services	7.1%
Real Estate	5.7%
Consumer Staples	5.3%
Exchange-Traded Funds	4.1%
Investment Companies	2.9%
Materials	2.8%
Utilities	2.8%
Energy	2.5%
Contingent Right	0.0%
Total Investment Securities	99.2%
Other Financial Instruments
Futures	0.2%
Total Investments	99.4%

Small Cap–Mid Cap Portfolio

Investment Allocation	Percentage of Net Assets
Health Care	17.3%
Industrials	16.6%
Financials	15.2%
Information Technology	12.2%
Consumer Discretionary	10.9%
Real Estate	6.4%
Energy	6.3%
Materials	4.9%
Consumer Staples	3.9%
Communication Services	2.6%
Utilities	2.6%
Investment Companies	2.4%
Contingent Rights	0.0%
Total Investment Securities	101.3%
Other Financial Instruments
Futures	0.0%
Total Investments	101.3%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

ESG Growth Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	21.2%
Financials	15.6%
Health Care	13.4%
Consumer Discretionary	11.8%
Industrials	11.7%
Consumer Staples	7.8%
Communication Services	6.6%
Energy	5.3%
Materials	3.2%
Utilities	1.6%
Real Estate	0.9%
Investment Company	0.4%
Total Investment Securities	99.5%
Other Financial Instruments
Futures	0.0%
Total Investments	99.5%

Catholic SRI Growth Portfolio

Investment Allocation	Percentage of Net Assets
Information Technology	26.0%
Financials	17.5%
Consumer Discretionary	12.3%
Industrials	9.8%
Communication Services	8.0%
Consumer Staples	6.9%
Energy	5.9%
Health Care	4.6%
Materials	4.0%
Utilities	3.1%
Real Estate	1.5%
Investment Companies	0.1%
Total Investment Securities	99.7%
Total Investments	99.7%

International Portfolio

Investment Allocation	Percentage of Net Assets
Financials	19.4%
Industrials	15.8%
Consumer Discretionary	11.4%
Health Care	11.1%
Information Technology	9.1%
Consumer Staples	8.5%
Materials	7.2%
Energy	5.7%
Utilities	3.3%
Communication Services	3.2%
Investment Company	1.8%
Real Estate	1.6%
Purchased Options	0.0%
Total Investment Securities	98.1%
Other Financial Instruments
Futures	0.0%
Written Options	-0.0%
Total Investments	98.1%

Institutional International Portfolio

Investment Allocation	Percentage of Net Assets
Investment Companies	41.3%
Financials	10.9%
Industrials	9.5%
Health Care	7.2%
Consumer Discretionary	7.2%
Consumer Staples	5.4%
Information Technology	5.3%
Materials	4.1%
Energy	2.8%
Communication Services	2.0%
Utilities	1.5%
Real Estate	0.4%
Purchased Options	0.0%
Total Investment Securities	97.6%
Other Financial Instruments
Futures	0.1%
Written Options	-0.0%
Total Investments	97.7%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

Emerging Markets Portfolio

Investment Allocation	Percentage of Net Assets
Financials	19.0%
Information Technology	18.4%
Investment Companies	14.1%
Consumer Discretionary	10.8%
Communication Services	8.7%
Materials	7.2%
Consumer Staples	6.0%
Industrials	4.8%
Energy	4.4%
Health Care	2.7%
Utilities	2.1%
Real Estate	1.4%
Purchased Options	0.0%
Total Investment Securities	99.6%
Other Financial Instruments
Futures	-0.1%
Written Options	-0.0%
Total Return Swaps	-0.3%
Total Investments	99.2%

Core Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
U.S. Treasury Obligations	29.3%
Exchange-Traded Fund	26.3%
Investment Companies	13.7%
U.S. Government Agency Mortgages	12.8%
Financials	5.2%
Communication Services	2.4%
Health Care	1.5%
Energy	1.4%
Utilities	1.2%
Information Technology	1.2%
Industrials	1.2%
Collateralized Mortgage Obligations	0.8%
U.S. Government Agency Securities	0.8%
Materials	0.7%
Consumer Discretionary	0.7%
Consumer Staples	0.6%
Real Estate	0.6%
Asset Backed Securities	0.2%
Total Investment Securities	100.6%
Total Investments	100.6%

Corporate Opportunities Portfolio

Investment Allocation	Percentage of Net Assets
Investment Companies	97.4%
Financials	0.0%
Total Investment Securities	97.4%
Other Financial Instruments
Futures	0.1%
Total Investments	97.5%

U.S. Government Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
Exchange-Traded Fund	52.6%
U.S. Treasury Obligations	44.9%
U.S. Government Agency Securities	1.2%
Investment Company	1.1%
Sovereign Bond	0.0%
Total Investment Securities	99.8%
Other Financial Instruments
Futures	-0.0%
Written Options	-0.0%
Total Investments	99.8%

U.S. Corporate Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
Financials	26.5%
Exchange-Traded Fund	14.5%
Communication Services	11.8%
Energy	7.3%
Health Care	7.1%
Utilities	6.7%
Information Technology	6.5%
Materials	4.3%
Industrials	4.0%
Investment Companies	3.4%
Consumer Staples	3.2%
Real Estate	2.6%
Consumer Discretionary	2.6%
Total Investment Securities	100.5%
Total Investments	100.5%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

U.S. Mortgage/Asset Backed Fixed Income Portfolio

Investment Allocation	Percentage of Net Assets
U.S. Government Agency Mortgages	82.0%
Investment Company	18.4%
Collateralized Mortgage Obligations	5.4%
Asset Backed Securities	1.1%
Utilities	0.1%
Total Investment Securities	107.0%
TBA Sale Commitments	-0.1%
Total Investments	106.9%

Short-Term Municipal Portfolio

Investment Allocation	Percentage of Net Assets
General Obligation	63.0%
Revenue Bonds	33.4%
U.S. Treasury Obligation	2.1%
Investment Company	0.3%
Total Investment Securities	98.8%
Total Investments	98.8%

Intermediate Municipal Portfolio

Investment Allocation	Percentage of Net Assets
Revenue Bonds	67.1%
General Obligation	26.9%
Investment Companies	3.9%
Certificates of Participation	1.9%
Total Investment Securities	99.8%
Total Investments	99.8%

7. BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co. LLC (“Hirtle Callaghan”). The Adviser provides overall investment management services with respect to HC Capital Trust (the “Trust”) and each of its separate portfolios (“Portfolios”) pursuant to the terms of two separate agreements with the Trust (the “HC Contracts”). The Adviser is authorized under the HC Contracts to purchase and sell portfolio securities for the Portfolios. Day-to-day portfolio management services, however, are generally provided to the respective Portfolios by one or more investment advisory organizations (each a “Specialist Manager”) pursuant to the terms of separate investment advisory agreements (each a “Portfolio Management Agreement”). The Trust offers seventeen Portfolios, sixteen of which are managed by two or more Specialist Managers. Each Specialist Manager is responsible for providing day-to-day portfolio management services for that portion of a Portfolio’s assets allocated to it by, and under the supervision of, the Adviser.

At its meeting held on March 14, 2023, the Trust’s Board of Trustees (the “Board”):

●    Approved Amended and Restated HC Contracts

●    Approved the continuation of certain Portfolio Management Agreements, as set forth below

In considering the information and materials described herein, the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser within the meaning of the Investment Company Act (the “Independent Trustees”) were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Specifically, the Independent Trustees and their independent legal counsel conferred in executive sessions both with and without representatives of management prior to the March 14, 2023 and June 1, 2023 Board meetings. In view of the broad scope and variety of factors and information, the Board did not find it practicable to, and did not assign relative weights to the specific factors considered in reaching its conclusions to approve the various Portfolio Management Agreements and amendments. Rather, the conclusions were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

1	The Intermediate Term Municipal Bond II Portfolio was reorganized into The Intermediate Term Municipal Bond Portfolio on June 23, 2023 and ceased operations on that date.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

Approval of the HC Contracts. The Trust’s Board approved the continuation of both of the HC Contracts. In approving the HC Contracts, the Board gave substantial weight to the fact that the Trust and the Portfolios are designed to serve as asset allocation vehicles for, and are available exclusively to, clients of Hirtle Callaghan. Other factors considered by the Board in connection with its determination to approve the HC Contracts are summarized below.

With respect to the nature, extent and quality of the services provided by the Adviser to the Trust, the Board concluded that it was satisfied with the services. The Board determined that the Adviser’s services, including its role in the selection and oversight of the Specialist Managers, the allocation of assets among the Specialist Managers in multi-manager Portfolios, the process for identifying instances where there may be a need to add, eliminate or replace a Specialist Manager and the process with regard to the efficient and economical implementation of such changes were consistent with the expectations of the Trust’s shareholders. In reaching this determination, the Board considered the services of the Trust’s executive officers, each of whom is an employee of Hirtle Callaghan, their oversight of the activities of the Trust’s administrator and other service providers, and the oversight of the Specialist Managers provided by the Adviser. The Board also considered the Adviser’s efforts to control the costs of the Trust, including obtaining advisory fee concessions from various Specialist Managers.

With respect to the performance achieved by the Trust’s Portfolios, the Board viewed the overall performance of the respective Portfolios in the context of their use as vehicles through which the Adviser seeks to access specific asset classes on behalf of Hirtle Callaghan clients. The Board was informed with respect to publicly available information about the performance of peer funds but based its conclusions primarily on the specific facts and circumstances of the Trust. The Board concluded that the performance results achieved by each Portfolio reflect appropriate manager selection by the Adviser and that the continuation of the relationship with the Adviser and approval of the HC Contracts were in the best interests of the Trust’s shareholders and consistent with shareholder expectations.

With respect to the fees paid to the Adviser under the HC Contracts, the Board considered the fact that Hirtle Callaghan’s standard client agreement provides for a fee reduction to the extent that a client’s assets are invested in a Portfolio that is equal to the 0.05% fee payable to the Adviser by each Portfolio under the HC Contract, effectively reducing the Adviser’s income from the Trust to 0.00%. Although informed with respect to advisory fees charged by peer funds, the Board did not consider such information to be a material factor in reaching its conclusion regarding the reasonableness of the fees paid to the Adviser by the Portfolios under the HC Contracts although the Board did consider comparisons of overall expenses to those of peer funds. In light of the unique fee reduction feature embedded in Hirtle Callaghan’s standard client agreements, the Board did not consider the financial position of the Adviser or specific information with respect to the costs and expenses incurred by the Adviser in providing services to the Trust other than to confirm the Adviser’s continued financial viability. Given the structure of the Advisor’s fee schedule, the Board determined that there was no realistic opportunity for a Portfolio to achieve economies of scale with respect to the level of the Adviser’s fee. Based on the foregoing and other information relating to the structure and level of the Adviser’s fee provided to the Board, the Board concluded that the rate at which the Adviser is paid by the Trust for the services it provides to each Portfolio is reasonable.

Continuation of Certain Portfolio Management Agreements. The Portfolio Management Agreements approved for continuance during the period (collectively, the “Continuing Agreements”) are identified below, together with the Specialist Managers subject to review during the period.

Specialist Manager	Portfolios
Agincourt Capital Management, LLC (“Agincourt”)	The ESG Growth Portfolio The Catholic SRI Growth Portfolio The Core Fixed Income Portfolio The U.S. Corporate Fixed Income Securities Portfolio
Breckinridge Capital Advisors, Inc. (“Breckinridge”)	The Short-Term Municipal Bond Portfolio The Intermediate Term Municipal Bond Portfolio The Intermediate Term Municipal Bond II Portfolio

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

Specialist Manager	Portfolios
City of London Investment Management Company (“CLIM”)

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Corporate Opportunities Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

Insight North America, LLC (“Insight”)	The Intermediate Term Municipal Bond Portfolio
Jennison Associates LLC (“Jennison”)	The Growth Equity Portfolio The Institutional U.S. Equity Portfolio
Parametric Portfolio Associates (“Parametric”)

The Value Equity Portfolio (four agreements related to four different strategies)

The Growth Equity Portfolio (four agreements related to four different strategies)

The Institutional U.S. Equity Portfolio (three agreements related to three different strategies)

The Small Capitalization-Mid Capitalization Equity Portfolio (three agreements related to three different strategies)

The ESG Growth Portfolio (two agreements related to two different strategies)

The Catholic SRI Growth Portfolio (two agreements related to two different strategies)

The International Equity Portfolio (four agreements related to four different strategies)

The Institutional International Equity Portfolio (three agreements related to three different strategies)

The Emerging Markets Portfolio (four agreements related to four different strategies)

The Core Fixed Income Portfolio

The Corporate Opportunities Portfolio (three agreements related to three different strategies)

The U.S. Government Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

In its deliberations with respect to each of the Continuing Agreements, the Board recognized that, under each such agreement, a Specialist Manager is responsible only for day-to-day investment decisions with respect that portion of a Portfolio’s assets allocated to it. The Board further recognized that the Specialist Managers do not participate in the administration of any of the Portfolios or in the distribution of shares of any of the Portfolios and thus receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios for investment management services.

In approving the Continuing Agreements, the Board concluded that continuation of each of the Continuing Agreements was in the best interests of each respective Portfolio and consistent with the expectations of shareholders of the Portfolios. While the Board did not identify any particular factor as controlling, the Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

Hirtle Callaghan’s clients; and that shares of the respective Portfolios are generally available only to such clients. With respect to the nature, extent and quality of the services provided by each of the Specialist Managers, the Board was informed with respect to the specific investment process employed by each of the Specialist Managers in managing the assets of the respective Portfolios allocated to them and the qualifications of each Specialist Manager’s investment management personnel. The Board was also informed with respect to each Specialist Manager’s infrastructure and whether it appears to adequately support the strategies being implemented for the various Portfolios. At its March 2023 meeting, the Board noted management’s proposal to reorganize The Intermediate Term Municipal Bond II Portfolio into The Intermediate Term Municipal Bond Portfolio in June 2023. The Board concluded that the nature, extent and quality of the portfolio management services provided by each of the Specialist Managers were satisfactory in light of the specific strategies employed on behalf of the respective Portfolios and, thus, supported a decision to approve the continuation of each of the Continuing Agreements.

The Board also considered representations made by the Adviser that the performance achieved by the relevant Specialist Managers was consistent with the Adviser’s expectations in the context of the overall objectives, and multi-manager strategy, of each of the respective Portfolios. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of peer funds managed by other investment advisory organizations. The Board did not specifically rely on such information but based its conclusions on the facts and circumstances related to each Portfolio.

With respect to Agincourt, the Board was informed that Agincourt’s investment process uses a yield-driven active management approach which focuses on value, while minimizing interest rate forecasting and market timing, and which is implemented by using three specific strategies: sector management, security selection and yield curve/duration management. For the ESG Growth and Catholic SRI Growth Portfolios, additional screens would be applied before final investment decisions are made, but that at the current time, there were no assets allocated to Agincourt with respect to The ESG Growth Portfolio and The Catholic SRI Growth Portfolio. With respect to the Portfolios for which Agincourt was managing assets, the Board was informed that Agincourt’s returns were in line with its peer group and benchmark for the one-year period and outperformed the returns of its peer group and benchmark during the three and five year periods.

With respect to Breckinridge, the Board was informed that the firm uses a flexible bottom-up approach that seeks to take advantage of opportunities created by inefficiencies in the market for municipal securities without exposure to excessive risk. The firm’s reported performance for The Short-Term Municipal Bond Portfolio showed that it outperformed its benchmark index for the one-year period and underperformed that index for the three and five year periods, while showing mixed results for each of these periods when compared to a group of peer funds. For The Intermediate Term Municipal Bond II Portfolio, Agincourt underperformed its benchmark index and an identified group of peer funds for each of the one, three and fine-year periods. The Board was further informed with respect to the Adviser’s evaluation that the firm’s focus on high grade municipal securities causes their performance to lag the market when low quality securities do well, but that the Adviser has specifically contracted Breckinridge to focus on the high grade sector of the market.

With respect to CLIM, the Board was informed that CLIM’s investment strategy involves an actively managed bottom-up selection process to identify closed-end funds that City of London believes will provide the desired asset-class exposure with a lower volatility than their peers in order to take advantage of closed-end fund discount volatility. The Board was informed that, at the time of the meeting, Trust assets were only allocated to CLIM in The Institutional International Equity Portfolio and The Intermediate Term Municipal Bond II Portfolio. The Board noted that, with respect to The Institutional International Equity Portfolio, the firm underperformed its benchmark index for the most recent one-year period and outperformed that index for the most recent three and five-year periods, while showing mixed results when compared to identified groups of peer funds. With respect to The Intermediate Term Municipal Bond II Portfolio, the Board was informed that CLIM had managed assets for just over one year and had underperformed both its benchmark index and a group of peer funds during that period. The Board was also presented with composite performance information for firm strategies that correspond to the strategies that would be employed in the other Portfolios for which it is under contract and such information showed that, for fixed income strategies, the firm had underperformed its respective benchmark indices and peer groups for the previous one, three and five-year periods and for emerging markets strategies, it underperformed its benchmark index and peer group for the most recent one-year period, while outperforming the index and peer group for the three and five-year periods.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

With respect to Insight, the Board was informed that the firm actively manages assets for The Intermediate Term Municipal Bond Portfolio by focusing on sector analysis and security selection. The Board was informed that the firm (including performance of the management team under predecessor firms) has performed in line with its benchmark index for the one, three and five year periods.

With respect to Jennison, the Board was informed that Jennison’s investment process seeks to provide exposure to companies with above-average growth in units, revenues, earnings, and cash flows that will drive the value of these securities over time while seeking to capture acceleration or duration of growth that is not fully reflected in a stock’s price. The Board was informed that Jennison’s returns underperformed the returns of its peer group and its benchmark for the one-, three- and five-year periods ended March 31, 2023, while performing in line with its benchmark and outperforming its peer group for the ten-year period.

With respect to Parametric, the Board was informed that the firm provides investment services using several different strategies. The Liquidity strategy uses derivatives to “equitize” a Portfolio’s cash position. The Targeted strategy is designed to provide exposure to market segments that a Portfolio’s primary investment adviser determines is unintentionally underrepresented in the investment portfolios of the other Specialist Managers. The Tax-Managed Custom Core strategy is designed to track a specified index while taking advantage of opportunities for active tax management. The Options Overlay Strategy uses written put and call options to attempt to capitalize on market volatility. The Board was informed that, given the highly customized nature of the Liquidity and Targeted strategies, there were no meaningful peer group comparisons available, but that of the accounts being managed across the various Portfolios in these strategies, five had underperformed their benchmark index since inception and five had outperformed their benchmark index since inception. For the Tax-Managed Custom Core strategies, all three Portfolios underperformed their benchmark index for the 1- and 3-year periods. The Board was advised that the firm had executed the strategies it had been assigned and that such underperformances and/or outperformances reflected the nature of such assignments. With respect to the Options Overlay Strategies, the Board was informed as to the amounts earned by such strategies since their inceptions.

In concluding that continuation of the Continuing Agreements was appropriate, the Board did not rely upon any single factor but gave considerable weight to the Adviser’s recommendations and its assessment of each Specialist Manager’s overall compliance profile and the success and future ability of each Specialist Manager in capturing the respective Portfolios’ desired asset classes. Based on the foregoing, the Board concluded that the performance of the Specialist Managers was satisfactory, and that continuation of such contracts was in the best interests of shareholders of the respective Portfolios.

The Board also concluded that the fee rates at which each of the Specialist Managers is compensated under the Continuing Agreements is reasonable. In reaching this conclusion, the Board had before it information about the impact of break-points, financial information about the Specialist Managers relating to factors such as profitability, comparable fees charged to other institutional clients and/or to peer funds for similar services and costs incurred by the Specialist Managers in providing services to the respective Portfolios. The Board was also informed with respect to advisory fees paid by other, unaffiliated, funds with similar objectives and strategies. In considering this information, the Board gave substantial weight to information demonstrating that the rate at which these Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser, including in several cases, negotiated fee waivers/reductions and scheduled breakpoints designed to recognize economies of scale where appropriate. Accordingly, the Board concluded that the profitability to each Specialist Manager was not a material factor in its deliberations with respect to the consideration of the approval of the Continuing Agreements.

With respect to Agincourt, the Board was informed that the firm received an annual fee of 0.08% for the Core Fixed Income and U.S. Corporate Fixed Income Portfolios and 0.12% for the ESG Growth and Catholic SRI Growth Portfolios, noting that the higher fees for the ESG Growth and Catholic SRI Growth Portfolios were intended to compensate the firm for the additional work of applying the necessary ESG-related screens to the investment portfolios, and that these fees were substantially lower than the comparable industry average fees.

With respect to Breckinridge, the Board was informed that the firm received an annual fee of 0.125% for each of the Portfolios it serves, and that this fee was substantially lower than the comparable industry average fees.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

With respect to CLIM, the Board was informed that the firm receives an annual fee of 0.45% for each of the Corporate Opportunities, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolio, an annual fee ranging from 0.80% to 0.40%, depending on asset levels, for each of the International Equity and Institutional International Equity Portfolios, which resulted in an effective fee of 0.53% for The Institutional International Equity Portfolio, and an annual fee ranging from 1.00% to 0.50%, depending on asset levels for The Emerging Markets Portfolio. The Board was informed that some of these fees were higher than the closest comparable industry average fees and others were lower, but that the comparative fees were not necessarily directly comparable as they did not reflect advisors managing the type of closed-end fund strategies employed by CLIM, for which no comparable fee data was available.

With respect to Insight, the Board was informed that the Firm is entitled to an annual fee ranging from 0.25% to 0.15%, depending on asset levels, which resulted in an effective fee of 0.17% for 2022, and that this fee was substantially lower than the comparable industry average fees.

With respect to Jennison, the Board was informed that the firm received an annual fee of no more than 0.30%, with breakpoint schedules tied to the total aggregate level of assets managed by Jennison for all clients of Hirtle Callaghan, including the Trust Portfolios, and that this fee schedule was substantially lower than the comparable industry average fees.

With respect to Parametric, the Board was informed that the firm’s fees varies according to strategy. The Board noted that fees for the Liquidity Strategy use a breakpoint schedule starting at a rate of 0.15%, but also include an additional flat fee of $10,000 per Portfolio per year (which is waived for periods when no assets are being managed in a given Portfolio), and that for most Portfolios in which assets were being managed using this strategy, the effective fee paid was lower than comparable industry averages, although in some cases, the effect of the flat fee component on relatively small asset allocations caused the resulting fee to be higher than industry averages when these fees were expressed as percentages of assets. The Board was also informed that fees for the Targeted Strategy are 0.05% with an additional flat fee of $5,000 per Portfolio per year (which is waived for years when no assets are being managed in a given Portfolio), and that for each Portfolio in which assets were being managed using this strategy, the effective fee paid was lower than comparable industry averages. The Board also noted that fees for the Tax-Managed Custom Core Strategy use a breakpoint schedule starting at a rate of 0.10%, and that for each Portfolio in which assets were being managed using this strategy, the effective fee paid was lower than comparable industry averages. With respect to the Options Overlay Strategy, the Board was informed that Portfolios using this strategy pay a flat fee per month in which such strategy is employed and that in some cases, depending on the level of assets committed to the strategy, Portfolios paid a higher fee than industry averages for their asset class when these fees were expressed as percentages of assets.

8. OPERATION AND IMPLEMENTATION OF THE LIQUIDITY MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted a liquidity risk management program (“Program”). Liquidity risk is defined as the risk that a Portfolio could not meet redemption requests without significant dilution of remaining investors’ interests in the Portfolio.

The Program is overseen by the Trust’s Liquidity Risk Officer (the “Program Administrator”), appointed by the Trust’s Board of Trustees, and the Program’s principal objectives include assessing, managing and periodically reviewing the Portfolio’s liquidity risk, based on factors specific to the circumstances of each respective Portfolio.

In assessing and managing each Portfolio’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Portfolio during both normal and reasonably foreseeable stressed conditions; and (3) the Portfolio’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Portfolio’s portfolio holdings in one of four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Portfolio primarily holds assets that are classified as Highly Liquid, and therefore the Portfolio is not required to establish a Highly Liquid Investment Minimum (“HLIM”).

At a meeting of the Board of Trustees held on March 14, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the calendar year of 2022 (the “Review Period”). The Program Administrator concluded that the Program as adopted and implemented, operated effectively to achieve the goal of assessing and managing each Portfolio’s liquidity risk. The Program Administrator

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

also concluded that the Program remained reasonably designed to continue to manage liquidity risk going forward. The Program Administrator also stated that the Portfolio was not required to set a HLIM, no material changes were made to the Program during the Review Period, and the Portfolio was able to meet requests for redemption without diluting the remaining investors’ interests in the Portfolio.

OFFICERS. The table below sets forth certain information about the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Geoffrey A. Trzepacz Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1975	President	Indefinite; President since 12/11/18	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018.	16
Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Director of the Adviser. She has been with the Adviser for more than five years.	16
Andrew Jones Foreside Fund Officer Services, LLC (dba ACA Group) Three Canal Plaza, Third Floor Portland, ME 04101 Born: 1994	Chief Compliance Officer	Indefinite; Since 5/12/23	Mr. Jones is currently a Principal Consultant with ACA Group, LLC. He has been with ACA Group, LLC and its predecessor organization for more than five years.	16
Umar Ehtisham Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1981	Liquidity Risk Officer	Indefinite; Since 12/01/18	Mr. Ehtisham is currently the Chief Compliance & Risk Officer (CCO) of the Adviser since May 2018.	16
Dimitrios Spiliakos Citi Fund Services 4400 Easton Commons, Suite 200 Columbus, OH 43219 Born: 1977	Secretary	Indefinite; Since 6/14/22	Mr. Spiliakos is a Vice President with Citi Fund Services Ohio, Inc. since May 2022. Prior to May 2022, Mr. Spiliakos served as a Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc. (03/2015 – 04/2022).	16

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
John M. Dyer Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1954	Trustee	Indefinite; Since 6/18/19	Mr. Dyer is currently a Board member of Cox Enterprises, Inc. (technology, communications and automotive services) (“Cox”) since 2010 and World Wide Technology (technology services) since 2019.	16	EBSCO Industries (diversified business) (11/20 to current)
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Investment Management, LLC, a registered investment adviser.	16	None
R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1945	Trustee and Chairman	Indefinite; Trustee Since 7/15/99; Chairman since 3/21/17	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	16	None
Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the President and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years. Prior to April 2021 and for more than the past five years, Mr. Wortham served as a director of Oncor Electric Delivery Company LLC.	16	None

HC CAPITAL TRUST

Additional Information (concluded) — June 30, 2023 (Unaudited)

INTERESTED TRUSTEE. The following table sets forth certain information about the Interested Trustee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Geoffrey A. Trzepacz** Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1975	Trustee and President	Indefinite; Since 1/01/19	Mr. Trzepacz is currently the Chief Operating Officer (COO) of the Adviser since January 2018.	16	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

**	Mr. Trzepacz is considered to be “interested” as a result of his present positions with the Adviser or its affiliates.

Additional information about the Portfolios’ Trustees and officers may be found in the Portfolios’ Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-242-9596.

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HC CAPITAL TRUST

Trustees

GEOFFREY A. TRZEPACZ*

JOHN M. DYER

JARRETT B. KLING

R. RICHARD WILLIAMS

RICHARD W. WORTHAM III

* ‘Interested Person’ as that term is defined in the Investment Company Act of 1940.

Investment Adviser HC Capital Solutions Five Tower Bridge 300 Barr Harbor Drive, 5th Floor West Conshohocken, PA 19428	Counsel Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018
Administrator Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Independent Registered Public Accounting Firm Grant Thornton LLP Two Commerce Square 2001 Market Street, Suite 700 Philadelphia, PA 19103
Distributor Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Custodian State Street Bank and Trust Company State Street Financial Center 1 Lincoln Street Boston, MA 02111-2900

This report is for the information of the shareholders of HC Capital Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/23

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Code of Ethics is included as an Exhibit. During the period covered by the report, with respect to the Registrant’s Code of Ethics, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John M. Dyer, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Dyer was appointed to the Board of Trustees effective June 17, 2019 and was determined to be an audit committee financial expert on June 16, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2022       $420,000

2023       $423,530

For the fiscal years ended June 30, 2022 and June 30, 2023, the aggregate fees billed by Grant Thornton LLP for professional services rendered for the audits of the financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years for the Registrant are shown in the table above.

(b) Audit-Related Fees

2022       $0

2023       $0

(c) Tax Fees

2022       $89,400

2023       $84,800

Tax fees include the aggregate fees billed in each of the last two fiscal years for professional services related to tax compliance, tax advice, and tax planning. Such tax services included the review of income and excise tax returns for the Registrant as shown in the table above for the fiscal years ended June 30, 2022 and June 30, 2023.

(d) All Other Fees

2022       $0

2023       $0

(e)(1) - Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the HC Capital Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Portfolios. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) – The following percentages of the services summarized in (b)-(d) above were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

2022       0%

2023       0%

(f) - Not applicable.

(g) - For the fiscal years ended June 30, 2022 and June 30, 2023, the aggregate non-audit fees billed by Grant Thornton LLP for services rendered to the Registrant and to the Registrant’s investment advisers (the “Advisers”) and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h) - Not applicable.

(i) - Not applicable.

(j) - Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable

Item 6. Schedule of Investments.

(a) Not Applicable

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 ("the Act") (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HC Capital Trust

By (Signature and Title)	/s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date:	8/31/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Colette Bergman
Colette Bergman, Principal Financial Officer

Date:	8/31/2023

By (Signature and Title)	/s/ Geoffrey Trzepacz
Geoffrey Trzepacz, Principal Executive Officer

Date:	8/31/2023